UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-09903

BNY Mellon Funds Trust
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Bennett A. MacDougall, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	8/31
Date of reporting period:	2/29/2016

FORM N-CSR

Item 1.       Reports to Stockholders.

cThe BNY Mellon Funds

BNY Mellon Large Cap Stock Fund

BNY Mellon Large Cap Market Opportunities Fund

BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund

BNY Mellon Income Stock Fund

BNY Mellon Mid Cap Multi-Strategy Fund

BNY Mellon Small Cap Multi-Strategy Fund

BNY Mellon Focused Equity Opportunities Fund

BNY Mellon Small/Mid Cap Multi-Strategy Fund

BNY Mellon International Fund

BNY Mellon Emerging Markets Fund

BNY Mellon International Appreciation Fund

BNY Mellon International Equity Income Fund

BNY Mellon Asset Allocation Fund

SEMIANNUAL REPORT February 29, 2016

Contents

THE FUNDS

FOR MORE INFORMATION

Back Cover

The views expressed herein are current to the date of this report. These views and the composition of the funds’ portfolios are subject to change at any time based on market and other conditions.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

The Funds

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for BNY Mellon Funds Trust, covering the six-month period from September 1, 2015, through February 29, 2016. For information about how each fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

The reporting period was a time of varied and, at times, conflicting economic influences. On one hand, the U.S. economy continued to grow as domestic labor markets posted significant gains, housing markets recovered, and lower fuel prices put cash in consumers’ pockets. Indeed, these factors, along with low inflation, prompted the Federal Reserve Board in December to raise short-term interest rates for the first time in nearly a decade.

On the other hand, the global economy continued to disappoint, particularly in China and other emerging markets, when reduced industrial demand and declining currency values sparked substantial declines in commodity prices. These developments proved especially challenging for financial markets in January and early February: stocks and riskier sectors of the bond market fell sharply before later recovering a portion of their losses. In contrast, longer term U.S. government securities gained valued during the ensuing flight to quality.

While market volatility may persist over the foreseeable future until global economic sentiment improves, we recently have seen signs of stabilizing commodity prices and continued strength in the U.S. economy. Still, we expect wide differences in underlying fundamental and technical influences across various asset classes, economic sectors, and regional markets over the months ahead, suggesting that selectivity may be an important determinant of investment success. We encourage you to discuss the implications of our observations with your financial advisor.

Sincerely,

Patrick T. Crowe
President
BNY Mellon Funds Trust
March 15, 2016

3

DISCUSSION OF FUND PERFORMANCE

For the period of September 1, 2015, through February 29, 2016, as provided by C. Wesley Boggs, William S. Cazalet, CAIA, Ronald P. Gala, CFA, and Peter D. Goslin, CFA, Portfolio Managers

Market and Fund Performance Overview

For the six-month period ended February 29, 2016, BNY Mellon Large Cap Stock Fund’s Class M shares produced a total return of -2.68%, and Investor shares produced a total return of -2.61%.1 In comparison, the Standard & Poor’s 500® Composite Stock Price Index (“S&P 500 Index”), the fund’s benchmark, produced a total return of -0.93% for the same period.2

U.S. equities posted mildly negative total returns, on average, over the reporting period amid intensifying global economic concerns. Security selection shortfalls in the industrials, consumer staples, and information technology sectors undermined the fund’s results compared to its benchmark.

The Fund’s Investment Approach

The fund seeks long-term capital growth. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in stocks of large capitalization companies with market capitalizations of $5 billion or more at the time of purchase.

We apply a systematic, quantitative investment approach designed to identify and exploit relative misvaluations primarily within large-cap U.S. stocks. We use a proprietary valuation model that identifies and ranks stocks to construct the fund’s portfolio. We construct the fund’s portfolio through a systematic structured approach, focusing on stock selection as opposed to making proactive decisions as to industry or sector exposure. Within each sector and style subset, the fund overweights the most attractive stocks and underweights or zero weights the stocks that have been ranked least attractive. The fund typically will hold between 100 and 175 securities.

Market Performance Constrained by Economic Uncertainties

Large-cap stocks fell sharply over the second half of September 2015 amid intensifying fears that slowing global growth—particularly in China—might derail the U.S. economic recovery. An October rally put the S&P 500 Index into positive territory, but U.S. stock prices remained volatile over the remainder of 2015 when investor sentiment fluctuated between concerns about the global economy and optimism regarding job growth and other positive developments in the United States.

In January 2016, more disappointing economic data from China sparked renewed weakness in commodity prices. Investors again grew concerned about the potential impact of China’s economic troubles on the United States. Moreover, U.S. investors worried that an increase in short-term interest rates in December 2015 might weigh on the domestic economic recovery. Consequently, U.S. stocks declined sharply in January. The market’s slide continued into February, but strong U.S. economic data and solid corporate earnings helped trigger a rebound later in the month, enabling the S&P 500 Index to end the reporting period with only a relatively modest loss.

Stock Selections Hampered Relative Performance

In this volatile environment, the fund’s holdings in some industry groups did not keep pace with market averages. In the industrials sector, aerospace manufacturer Boeing lost value after posting weaker-than-expected earnings and forecasting fewer jet aircraft deliveries in 2016, and transportation logistics provider Old Dominion Freight Line was hurt by lower shipping volumes.

Among consumer staples companies, agricultural commodities processer Archer Daniels Midland and food production-and-distribution company Bunge struggled with declining grain prices, more than offsetting better performance by tobacco producer Altria Group. Results in the information technology sector were undermined by overweighted exposure to consumer electronics giant Apple, where iPhone sales disappointed. Gains posted by Internet registry VeriSign were not enough to fully offset Apple’s negative impact on the sector’s results. In other areas, fertilizer manufacturer Mosaic encountered weaker customer demand when agricultural commodity prices declined.

The fund achieved better results in the hard-hit energy sector, where our security selection process helped cushion some of the industry group’s weakness. Relative performance was bolstered by overweighted exposure to integrated energy producer Exxon Mobil, one of the few energy companies to achieve positive absolute returns for the reporting period. Refiner Valero Energy also fared relatively well amid falling input costs. The fund generally avoided many of the smaller, more volatile companies in the energy sector.

In the telecommunications services sector, strong stock selections included service provider CenturyLink, which reported better-than-expected earnings, and telecommunications giant Verizon, which benefited from the flight to traditionally defensive stocks. Among individual companies, real estate investment trust (REIT) Public Storage ranked as the fund’s top performer after posting strong earnings growth during the reporting period.

Quality Companies with Attractive Valuations

Although our quantitative process does not directly consider macroeconomic factors, it is worth noting that the U.S. economic recovery has remained intact, and aggressively accommodative monetary policies are at work in overseas markets.

Our quantitative models have continued to identify an ample number of high-quality opportunities that meet our criteria for attractive valuations, strong earnings growth, and positive behavioral characteristics. The fund ended the reporting period with roughly market-neutral exposure to the S&P 500 Index’s various economic sectors, which we believe better enables us to add value through our disciplined stock selection process.

March 15, 2016

Please note, the position in any security highlighted with italicized typeface was sold during the reporting period.

Equity funds are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 SOURCE: LIPPER INC. — Reflects the monthly reinvestment of dividends and, where applicable, capital gain distributions. The Standard & Poor’s 500® Composite Stock Price Index is a widely accepted, unmanaged index of U.S. stock market performance. Index return does not reflect fees and expenses associated with operating a mutual fund. Investors cannot invest directly in any index.

4

For the period of September 1, 2015, through February 29, 2016, as provided by Caroline Lee Tsao, Primary Portfolio Manager responsible for investment allocation decisions

Market and Fund Performance Overview

For the six-month period ended February 29, 2016, BNY Mellon Large Cap Market Opportunities Fund’s Class M shares produced a total return of -3.32%, and Investor shares produced a total return of -3.48%.1 In comparison, the Standard & Poor’s 500® Composite Stock Price Index (“S&P 500 Index”), the fund’s benchmark, produced a total return of -0.93% for the same period.2

U.S. equities posted mildly negative total returns, on average, over the reporting period amid persistent global economic concerns. Shortfalls among several of the fund’s underlying strategies undermined its results compared to the benchmark.

Effective December 31, 2015, Caroline Lee Tsao became the fund’s portfolio manager responsible for investment allocation decisions.

The Fund’s Investment Approach

The fund seeks long-term capital appreciation. To pursue its goal, the fund normally invests at least 80% of its assets in equity securities of large-cap companies, currently defined to be those companies with total market capitalizations of $5 billion or more at the time of the purchase. The fund normally allocates its assets among multiple investment strategies, each employed by the fund’s investment adviser or its affiliates that invest primarily in equity securities issued by large-cap companies. The fund is designed to provide exposure to various large-cap equity portfolio managers and investment strategies and styles, including some or all of the following: the Focused Equity Strategy, U.S. Large Cap Equity Strategy, Dynamic Large Cap Value Strategy, Large Cap Growth Strategy, U.S. Large Cap Growth Strategy, Income Stock Strategy, Appreciation Strategy, and Large Cap Dividend Strategy, all as more particularly described in the fund’s prospectus. The fund invests directly in securities or in other mutual funds advised by the fund’s investment adviser or its affiliates.

The fund’s investment adviser determines the investment strategies, sets the target allocations, monitors portfolio trading activity within the investment strategies, and executes all purchases and sales of portfolio securities of the fund.

Market Performance Constrained by Economic Uncertainties

Large-cap stocks fell sharply over the second half of September 2015 in the midst of intensifying fears that slowing global growth—particularly in China and other emerging markets—might derail the U.S. economic recovery. An October rally put the S&P 500 Index into positive territory, but U.S. stock prices remained volatile over the remainder of 2015 when investor sentiment fluctuated between concerns about sluggish global economic conditions and optimism regarding job growth and other positive developments in the United States.

In January 2016, additional releases of disappointing economic data in China sparked renewed weakness in commodity prices. Investors again grew concerned about the potential impact of China’s economic troubles on the United States. Moreover, U.S. investors worried that an increase in short-term interest rates in December 2015, the first in almost a decade, might also weigh on the domestic economic recovery. Consequently, U.S. stocks in January suffered their worst monthly performance in nearly seven years. The market’s slide continued into February, but strong U.S. economic data and solid corporate earnings helped trigger a rebound later in the month, enabling the S&P 500 Index to end the reporting period with only a relatively modest loss.

Relative Performance Hampered by Value-Oriented Exposure

In this volatile environment, growth-oriented stocks generally fared better than their value-oriented counterparts. The fund’s asset allocation strategy maintained exposure toward value stocks, dampening the fund’s results compared to its generally style-neutral benchmark.

In addition, some of the fund’s underlying strategies encountered challenges that undermined their results during the reporting period. Most notably, the Focused Equity Strategy was hurt by its lack of exposure to the telecommunications services and utilities sectors, and its stock selections proved particularly disappointing among energy and consumer discretionary companies. Other laggards over the reporting period included the Income Stock Strategy and the Dynamic Large Cap Value Strategy.

The fund achieved better results from the growth-oriented U.S. Large Cap Equity Strategy, which benefited from a relatively defensive investment posture. The U.S. Large Cap Equity Strategy also achieved relatively strong stock selections in the information technology, health care and consumer discretionary sectors.

Finding Opportunities for Long-Term Gains

We remain cautiously optimistic regarding the U.S. economy. As of the reporting period’s end, domestic economic data has stayed positive in spite of ongoing overseas challenges, and we currently expect the sustained economic recovery to continue. Nonetheless, it appears likely that heightened market volatility will persist over the near term as nervous investors react to the latest global economic data, policy changes from central banks, and political developments throughout the world.

Therefore, we have continued to allocate the fund’s assets with a long-term perspective. We made no changes to the fund’s allocation strategy during the reporting period, and we have maintained target allocations of 38% of the fund’s assets to the Focused Equity Strategy, 10% to the U.S. Large Cap Equity Strategy, 14% to the Income Stock Strategy, 18% to the Dynamic Large Cap Value Strategy, and 20% to the U.S. Large Cap Growth Strategy.

March 15, 2016

Equity funds are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

The fund may use derivative instruments, such as options, futures, options on futures, and swaps. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 SOURCE: LIPPER INC. — Reflects monthly reinvestment of dividends and, where applicable, capital gain distributions. The Standard & Poor’s 500 Composite Stock Price Index is a widely accepted, unmanaged index of U.S. stock market performance. Investors cannot invest directly in any index.

5

DISCUSSION OF FUND PERFORMANCE (continued)

For the period of September 1, 2015, through February 29, 2016, as provided by Caroline Lee Tsao, Primary Portfolio Manager responsible for investment allocation decisions

Market and Fund Performance Overview

For the six-month period ended February 29, 2016, BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund’s Class M shares produced a total return of -2.54%, and Investor shares produced a total return of -2.68%.1 In comparison, the fund’s benchmark, the Standard & Poor’s 500® Composite Stock Price Index (S&P 500 Index), produced a total return of -0.93% for the same period. 2

U.S. equities posted mildly negative total returns, on average, over the reporting period amid persistent global economic concerns. Shortfalls among several of the fund’s underlying strategies constrained its results compared to the benchmark.

Effective December 31, 2015, Caroline Lee Tsao became the fund’s portfolio manager responsible for investment allocation decisions.

The Fund’s Investment Approach

The fund seeks long-term capital appreciation. To pursue its goal, the fund normally invests at least 80% of its net assets in equity securities of large-cap companies, currently defined to be those companies with total market capitalizations of $5 billion or more at the time of purchase. The fund normally allocates its assets among multiple investment strategies, each employed by the fund’s investment adviser or its affiliates that invest primarily in equity securities issued by large-cap companies. The fund is designed to provide exposure to various large-cap equity portfolio managers and investment strategies and styles, and uses tax-sensitive strategies to reduce the impact of federal and state income taxes on its after-tax returns. The fund allocates its assets among some or all of the following: the Large Cap Core Strategy, Large Cap Tax-Sensitive Strategy, Focused Equity Strategy, U.S. Large Cap Equity Strategy, Dynamic Large Cap Value Strategy, Large Cap Growth Strategy, U.S. Large Cap Growth Strategy, Income Stock Strategy, Appreciation Strategy, and Large Cap Dividend Strategy, all as more particularly described in the fund’s prospectus. The fund invests directly in securities or in other mutual funds advised by the fund’s investment adviser or its affiliates.

The fund’s investment adviser determines the investment strategies, sets the target allocations, monitors portfolio trading activity within the investment strategies, and executes all purchases and sales of portfolio securities of the fund.

Market Performance Constrained by Economic Uncertainties

Large-cap stocks fell sharply over the second half of September 2015 amid intensifying fears that slowing global growth—particularly in China and other emerging markets—might derail the U.S. economic recovery. An October rally put the S&P 500 Index into positive territory, but stock prices remained volatile over the remainder of 2015. In January 2016, disappointing economic data in China sparked renewed weakness in commodity prices, and investors again grew concerned about the potential impact of China’s troubles on the United States. Moreover, U.S. investors worried that an increase in short-term interest rates in December 2015 might also weigh on the domestic economic recovery. Consequently, U.S. stocks in January suffered their worst monthly performance in nearly seven years. The market’s slide continued into February, but strong U.S. economic data and solid corporate earnings triggered a rebound later in the month, enabling the S&P 500 Index to end the reporting period with a relatively modest loss.

Relative Performance Hampered by Value-Oriented Exposure

In this volatile environment, growth-oriented stocks generally fared better than their value-oriented counterparts. The fund’s asset allocation strategy maintained exposure toward value stocks, dampening its results compared to the style-neutral benchmark.

In addition, some of the fund’s underlying strategies encountered challenges during the reporting period. Most notably, the Focused Equity Strategy was hurt by its lack of exposure to the telecommunications services and utilities sectors, and its stock selections proved disappointing among energy and consumer discretionary companies. Other laggards over the reporting period included the Income Stock Strategy and the Dynamic Large Cap Value Strategy.

The fund achieved better results from the U.S. Large Cap Equity Strategy, which benefited from lack of exposure to the hard-hit financials sector and strong stock selections in the information technology, health care, and consumer discretionary sectors. The Large Cap Tax-Sensitive Strategy made successful stock selections in the health care and consumer discretionary sectors.

Finding Opportunities for Long-Term Gains

We remain cautiously optimistic regarding the U.S. economy. As of the reporting period’s end, domestic economic data has stayed positive in spite of ongoing overseas challenges, and we expect the sustained economic recovery to continue. Nonetheless, it appears likely that heightened market volatility will persist over the near term as nervous investors react to the latest global economic data, policy changes from central banks, and political developments throughout the world.

Therefore, we have continued to allocate the fund’s assets with a long-term perspective. We made no changes to the fund’s allocation strategy during the reporting period, and we have maintained target allocations of 40% of the fund’s assets to the Large Cap Tax-Sensitive Strategy, 20% to the Focused Equity Strategy, 5% to the U.S. Large Cap Equity Strategy, 12% to the Dynamic Large Cap Value Strategy, 11% to the U.S. Large Cap Growth Strategy, and 12% to the Income Stock Strategy.

March 15, 2016

Equity funds are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

The fund may use derivative instruments, such as options, futures, options on futures, and swaps. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 SOURCE: LIPPER INC. — Reflects monthly reinvestment of dividends and, where applicable, capital gain distributions. The Standard & Poor’s 500 Composite Stock Price Index is a widely accepted, unmanaged index of U.S. stock market performance. Investors cannot invest directly in any index.

6

For the period of September 1, 2015, through February 29, 2016, as provided by John C. Bailer, Brian C. Ferguson, and David S. Intoppa, Portfolio Managers

Market and Fund Performance Overview

For the six-month period ended February 29, 2016, BNY Mellon Income Stock Fund’s Class M shares produced a total return of -0.66%, and Investor shares produced a total return of -0.79%.1 In comparison, the fund’s benchmark, the Dow Jones U.S. Select Dividend Index, produced a total return of 6.43% for the same period.2

Dividend-paying stocks fared relatively well over the reporting period when intensifying global economic concerns sparked a flight to traditional safe havens. Shortfalls in the fund’s sector allocation strategy undermined its results compared to the benchmark.

Effective December 31, 2015, David S. Intoppa and Brian C. Ferguson became portfolio managers for the fund.

The Fund’s Investment Approach

The fund seeks total return consisting of capital appreciation and income. To pursue its goal, the fund normally invests at least 80% of its assets in stocks. The fund seeks to focus on dividend-paying stocks and other investment techniques that produce income. We choose stocks through a disciplined investment process that combines quantitative modeling techniques, fundamental analysis, and risk management. While we attempt to manage risks by diversifying broadly across companies and industries, the fund may at times overweight certain sectors in an attempt to earn higher yields. The fund may also use derivatives as a substitute for taking a position in an underlying asset, to increase returns or income, to manage interest-rate risk, or as part of a hedging strategy.

Global Challenges Sparked Heightened Market Volatility

U.S. stocks fell through most of September 2015 due to intensifying fears surrounding slowing global growth, but an October rally put most broad stock market indices into positive territory for the reporting period. Nonetheless, global economic concerns and falling energy prices continued to raise questions about the sustainability of the U.S. recovery, and stock prices remained volatile over the remainder of 2015.

In January 2016, disappointing global growth sparked renewed weakness in commodity prices, sending crude oil to multi-year lows. Investors again grew concerned about the potential impact of China’s economic troubles on the United States. Moreover, U.S. investors worried that an increase in short-term interest rates in December 2015 might weigh on the domestic economy. Consequently, most stocks again fell sharply in January and early February.

Economically insensitive stocks generally proved to be exceptions to the broader stock market’s disappointing results over the reporting period. Investors responded to global economic instability by favoring traditionally defensive companies and market sectors. Robust demand for income-generating investments amid persistently low bond yields also helped support the prices of dividend-paying equities.

Fund Results Hampered by Sector Allocations

Underweighted positions in some of the benchmark’s better-performing industry groups undermined the fund’s relative results. Most notably, the fund maintained a market weight in the utilities sector, which is substantially below the benchmark weight. Utilities benefited from investors’ reach for higher yields despite what we believed were expensive valuations and low growth potential.

The fund’s performance was further constrained by overweighted exposure to the financials sector amid low interest rates and heightened volatility. The fund’s security selection strategy among financial companies also proved counterproductive, particularly among insurers and capital markets firms—such as JPMorgan Chase & Co., Prudential Financial, PNC Financial Services Group, U.S. Bancorp, and Wells Fargo & Co.—that tend to be relatively sensitive to economic trends. Finally, overweighted exposure to the health care sector dampened the fund’s relative performance, and positive results from our security selection strategy in the sector were not enough to fully offset allocation-related weakness. Among individual stocks, electronics giant Apple, telecommunications provider Vodafone Group, and drugmaker Pfizer undermined the fund’s relative results over the reporting period.

The fund’s sector allocation strategy fared better in the consumer staples and telecommunications services sectors, where overweighted exposure proved helpful. An underweighted position and favorable stock selections in the energy sector helped the fund cushion the impact of the industry group’s sharp declines over the reporting period. The fund successfully avoided some of the harder-hit energy companies in favor of their higher-quality counterparts, including Occidental Petroleum, Phillips 66, and Schlumberger. In the industrials sector, we emphasized defensive contractors, such as Raytheon, that benefited from rising military spending. Telecommunications provider AT&T advanced due to the flight to quality, an attractive valuation, and positive trends in its wireless business. Among consumer staples companies, Molson Coors Brewing benefited from industry consolidation developments.

At times during the reporting period, the fund wrote call options as it sought to produce higher levels of current income.

Finding Value-Oriented, Dividend-Paying Opportunities

Despite ongoing overseas challenges, U.S. economic data has remained positive, and we expect the sustained economic recovery to continue. We continue to seek opportunities to purchase stocks of fundamentally strong companies at what we believe are attractive prices. As of the reporting period’s end, we have identified an ample number of such opportunities in the financials, information technology, health care, and telecommunications services sectors. In contrast, we have found relatively few current opportunities in the utilities, industrials, and consumer discretionary sectors.

March 15, 2016

Equity funds are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 SOURCE: LIPPER INC. – Reflects the reinvestment of dividends and, where applicable, capital gain distributions. The Dow Jones U.S. Select Dividend Index is an unmanaged index which represents the country’s leading stocks by dividend yield. One hundred U.S. stocks are selected to the index by dividend yield, subject to screens for dividend-per-share growth rate, dividend payout ratio, and average daily dollar trading volume. Investors cannot invest directly in any index.

7

DISCUSSION OF FUND PERFORMANCE (continued)

For the period of September 1, 2015, through February 29, 2016, as provided by Caroline Lee Tsao, Primary Portfolio Manager responsible for investment allocation decisions

Market and Fund Performance Overview

For the six-month period ended February 29, 2016, BNY Mellon Mid Cap Multi-Strategy Fund’s Class M shares produced a total return of -7.16%, and Investor shares produced a total return of -7.24%.1 In comparison, the fund’s benchmark, the Russell Midcap® Index, produced a total return of -5.60% for the reporting period.2 The Russell Midcap Value Index and Russell Midcap Growth Index, the fund’s secondary benchmarks, produced total returns of -5.17% and -6.03%, respectively, for the same period.3

Mid-cap stocks posted negative total returns, on average, over the reporting period amid persistent global economic concerns. Shortfalls among most of the fund’s underlying strategies constrained its results compared to the benchmark.

Effective December 31, 2015, Caroline Lee Tsao became the fund’s primary portfolio manager responsible for investment allocation decisions.

The Fund’s Investment Approach

The fund seeks capital appreciation. The fund pursues its goal by normally investing at least 80% of its net assets in equity securities of mid-cap companies. The fund considers mid-cap companies to be those companies with market-capitalizations that are within the market capitalization range of companies comprising the Russell Midcap Index. Furthermore, the fund normally allocates assets across multiple investment strategies employed by the investment adviser and unaffiliated sub-investment advisers that invest primarily in equity securities issued by mid-cap companies. The investment adviser determines the investment strategies and sets target allocations and ranges. The fund is designed to provide exposure to various investment strategies and styles, including the Mid Cap Tax-Sensitive Core Strategy, Opportunistic Mid Cap Value Strategy, Mid Cap Growth Strategy, Boston Partners Mid Cap Value Strategy, and Henderson Geneva Mid Cap Growth Strategy, all as more particularly described in the fund’s prospectus.

Market Performance Constrained by Economic Uncertainties

Mid-cap stocks fell sharply over the second half of September 2015 amid intensifying fears that slowing global growth—particularly in China and other emerging markets—might derail the U.S. economic recovery. An October rally put the Russell Midcap Index into positive territory, but stock prices remained volatile over the remainder of 2015 when investor sentiment flucuated between concerns about troubling global economic conditions and optimism regarding job growth and other positive developments in the United States.

In January 2016, disappointing economic data in China sparked renewed weakness in commodity prices, and investors again grew concerned about the potential impact of China’s troubles on the United States. Moreover, U.S. investors worried that an increase in short-term interest rates in December 2015 might also weigh on the domestic economic recovery. Consequently, mid-cap stocks fell sharply in January. The market’s slide continued into February, but strong U.S. economic data and solid corporate earnings triggered a rebound later in the month, enabling the Russell Midcap Index to end the reporting period with a relatively moderate loss.

Relative Performance Hampered by Growth-Oriented Tilt

In this volatile environment, all but one of the fund’s underlying strategies encountered challenges during the reporting period. Most notably, the Opportunistic Mid Cap Value Strategy was hurt by security selection shortfalls in the financials sector and, to a lesser extent, in the information technology and consumer discretionary sectors. The Henderson Geneva Mid Cap Growth Strategy trailed market averages due to overweighted exposure to the health care sector and an underweighted position in the consumer staples sector, as well as unfavorable stock selections in the consumer discretionary, consumer staples, industrials, and financials sectors. The Boston Partners Mid Cap Value Strategy struggled with poor stock selections in the information technology and materials sectors. Finally, the Mid Cap Growth Strategy was undermined mainly by its sector allocation strategy, including a significantly overweighted position among health care stocks and underweighted exposure to the consumer staples sector.

On a more positive note, the Mid Cap Tax-Sensitive Core Strategy outperformed market averages due to successful stock selections in the industrials, information technology, consumer staples, materials, and financials sectors. In addition, the fund’s overall asset allocation strategy maintained a slight bias toward growth stocks, which detracted from the fund’s results compared to the style-neutral benchmark when value-oriented stocks generally fared better than their growth-oriented counterparts.

Finding Opportunities for Long-Term Gains

We remain cautiously optimistic regarding the U.S. economy. As of the reporting period’s end, domestic economic data has stayed positive in spite of ongoing overseas challenges, and we expect the sustained economic recovery to continue. Nonetheless, it appears likely that heightened market volatility will persist over the near term as nervous investors react to the latest global economic data, policy changes from central banks, and political developments throughout the world.

Therefore, we have continued to allocate the fund’s assets with a long-term perspective. We made no changes to the fund’s allocation strategy during the reporting period, and we have maintained target allocations of 30% of the fund’s assets to the Mid Cap Tax-Sensitive Core Strategy, 20% to the Opportunistic Mid Cap Value Strategy, 20% to the Mid Cap Growth Strategy, 20% to the Boston Partners Mid Cap Value Strategy, and 10% to the Henderson Geneva Mid Cap Growth Strategy.

March 15, 2016

Equity funds are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Stocks of small- and/or mid-cap companies often experience sharper price fluctuations than stocks of large-cap companies.

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions. The Russell Midcap® Index is a widely accepted, unmanaged index of medium-cap stock market performance. Index return does not reflect the fees and expenses associated with operating a mutual fund. Investors cannot invest directly in any index.

3 SOURCE: LIPPER INC. – The Russell Midcap Value Index is an unmanaged index that measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap Growth Index is an unmanaged index that measures the performance of those companies among the 800 smallest companies in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Index measures the performance of the largest 1,000 publicly traded U.S. companies. Index returns do not reflect the fees and expenses associated with operating a mutual fund. Investors cannot invest directly in any index.

8

For the period of September 1, 2015, through February 29, 2016, as provided by Caroline Lee Tsao, Primary Portfolio Manager responsible for investment allocation decisions

Market and Fund Performance Overview

For the six-month period ended February 29, 2016, BNY Mellon Small Cap Multi-Strategy Fund’s Class M shares produced a total return of -12.79%, and Investor shares produced a total return of return -12.94%.1 In comparison, the fund’s primary benchmark, the Russell 2000 Index, produced a total return of -10.16% for the same period. The Russell 2000 Growth Index and Russell 2000 Value Index, the fund’s secondary benchmarks, produced total returns of -13.47% and -6.73%, respectively, for the same period. 2

Small-cap stocks posted negative total returns, on average, over the reporting period amid investors’ worries that global economic instability might hurt the U.S. economy. Shortfalls among two of the fund’s three underlying strategies constrained its results compared to the benchmark.

Effective December 31, 2015, Caroline Lee Tsao became the fund’s primary portfolio manager responsible for investment allocation decisions.

The Fund’s Investment Approach

The fund seeks capital appreciation. The fund pursues its goal by normally investing at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of small-cap companies. The fund currently considers small-cap companies to be those companies with market capitalizations that are equal to or less than the market capitalization of the largest company included in the Russell 2000 Index. Furthermore, the fund normally allocates assets across multiple investment strategies employed by the investment adviser that invest primarily in equity securities issued by small-cap companies. The investment adviser determines the investment strategies and sets target allocations and ranges. The fund is designed to provide exposure to various investment strategies and styles, including the Opportunistic Small Cap Strategy, the Small Cap Value Strategy, and the Small Cap Growth Strategy, all as more particularly described in the fund’s prospectus.

Market Performance Undermined by Economic Headwinds

Stocks across all capitalization ranges fell sharply over the second half of September 2015 amid intensifying fears that slowing global growth—particularly in China and other emerging markets—might derail the U.S. economic recovery. An October rally put the Russell 2000 Index in positive territory for the reporting period, but stock prices remained volatile over the remainder of 2015 when investor sentiment vacillated between concerns about troubling global economic conditions and optimism regarding robust job growth and other positive developments in the United States.

In January 2016, additional releases of disappointing economic data in China sparked renewed weakness in commodity prices, sending crude oil prices to multi-year lows, and investors again grew concerned about the potential impact of China’s troubles on the United States. Moreover, U.S. investors worried that an increase in short-term interest rates in December 2015, the first in nearly a decade, might also weigh on the domestic economic recovery. Consequently, small-cap stocks fell sharply as investor sentiment deteriorated in January. The market’s slide continued into February, but strong U.S. economic data and solid corporate earnings triggered a rebound later in the month, enabling the Russell 2000 Index to recoup a portion of its earlier losses.

Relative Performance Hampered by Stock Selection Shortfalls

Two of the fund’s underlying strategies fell short of market averages in the reporting period’s volatile market environment. Most notably, the Small Cap Growth Strategy was hurt by unfavorable security selections in the health care sector. The Opportunistic Small Cap Strategy produced disappointing results from its stock selection strategy in the financials and health care sectors. While both of these underlying strategies achieved better results from their sector allocation positions, it was not enough to fully offset the negative impact of weak security selections.

On a more positive note, the Small Cap Value Strategy produced above-average returns, mainly due to the strength of its stock selections in the energy, financials, utilities, and consumer discretionary sectors. In addition, the fund’s overall asset allocation strategy maintained a slight bias toward small-cap value stocks, supporting its results compared to the style-neutral benchmark when value-oriented small-cap stocks fared significantly better than their growth-oriented counterparts.

Finding Opportunities for Long-Term Gains

We remain cautiously optimistic regarding prospects for the U.S. economy. As of the end of the reporting period, domestic economic data has stayed positive in spite of ongoing challenges in overseas markets, and we expect the sustained economic recovery to continue. In addition, small-cap stocks historically have been less sensitive that their larger counterparts to international economic developments. Nonetheless, it appears likely that heightened market volatility will persist over the near term as nervous investors react to the latest global economic data, policy changes from the Federal Reserve Board and other central banks, and political developments throughout the world.

Therefore, we have continued to allocate the fund’s assets with a long-term perspective. We made no changes to the fund’s allocation strategy during the reporting period, and we have maintained target allocations of 40% of the fund’s assets to the Opportunistic Small Cap Strategy, 30% to the Small Cap Value Strategy, and 30% to the Small Cap Growth Strategy.

March 15, 2016

Equity funds are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Stocks of small- and/or midcap companies often experience sharper price fluctuations than stocks of large-cap companies.

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 SOURCE: LIPPER INC. – Reflects reinvestment of dividends and, where applicable, capital gain distributions. The Russell 2000® Index is an unmanaged index of small-cap stock market performance and is composed of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index is composed of the 3,000 largest U.S. companies based on total market capitalization. The index does not take into account fees and expenses to which the fund is subject. Investors cannot invest directly in any index. The Russell 2000 Growth Index is an unmanaged index that measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The total return figure cited for this index assumes change in security prices and reinvestment of dividends, but does not reflect the costs of managing a mutual fund. The Russell 2000 Value Index is an unmanaged index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. Investors cannot invest directly in any index.

9

DISCUSSION OF FUND PERFORMANCE (continued)

For the period of September 1, 2015, through February 29, 2016, as provided by Irene D. O’Neill, Portfolio Manager

Market and Fund Performance Overview

For the six-month period ended February 29, 2016, BNY Mellon Focused Equity Opportunities Fund’s Class M shares produced a total return of -4.89%, and Investor shares produced a total return of -5.01%.1 In comparison, the Standard & Poor’s 500® Composite Stock Price Index® (“S&P 500 Index”), the fund’s benchmark, produced a total return of -0.93% for the same period.2

Equities generally posted mildly negative total returns over the reporting period amid persistent global economic concerns. Shortfalls in the energy, consumer discretionary, and financials sectors undermined the fund’s results compared to its benchmark.

The Fund’s Investment Approach

The fund seeks capital appreciation. To pursue its goal, the fund normally invests at least 80% of its net assets in equity securities. We begin with a top-down assessment of broad economic, political, and social trends. We strive to determine those sectors and industries most likely to benefit from identified trends, focusing on sectors we believe present the most attractive growth outlook. Within those sectors and industries, we then employ a bottom-up, fundamental approach to find individual companies with:

• Unrecognized or underestimated earnings power

• Sustainable revenue and cash flow

• Positive operational or financial catalysts

• Attractive valuation based on growth prospects

• Strong or improving financial conditions

Finally, we select for investment the 25 to 30 best opportunities from the companies meeting these criteria.

Market Performance Constrained by Economic Uncertainties

Stocks plunged in the weeks before the start of the reporting period when Chinese monetary authorities devalued the country’s currency, exacerbating fears about slowing global growth, particularly in the emerging markets. The market decline continued into September, but an October rally put the S&P 500 Index back in positive territory. Nonetheless, global economic concerns and falling energy prices continued to raise questions about the sustainability of the U.S. recovery, and stock prices remained volatile over the remainder of 2015.

In January 2016, new releases of disappointing economic data in China sparked renewed weakness in commodity prices, sending crude oil to multi-year lows. Investors again grew concerned about the potential impact of China’s economic troubles on the United States. Moreover, U.S. investors worried that an increase in short-term interest rates in December 2015, the first in almost a decade, might also weigh on the domestic economic recovery. Consequently, U.S. stocks in January suffered their worst monthly performance in nearly seven years. The market’s slide continued into February, but strong U.S. economic data and solid corporate earnings helped trigger a rebound later in the month, enabling the S&P 500 Index to end the reporting period with only a relatively modest loss.

Performance Hampered by Growth-Oriented Stock Selections

In this volatile environment, investors generally favored defensive market sectors over the more growth-oriented industry groups on which the fund focused. Most notably, the fund held no stocks in the utilities and telecommunications services sectors, which fared well over the reporting period despite trading at relatively full valuations. In addition, the fund’s holdings in the hard-hit energy sector were hurt by low oil prices and company-specific issues. For example, refiner Marathon Petroleum announced an acquisition that was poorly received by investors, and independent energy producer Anadarko Petroleum struggled when a potential takeover was not well received by investors. The fund also did not hold the large, integrated oil producers that led the sector over the reporting period.

In the consumer discretionary sector, motorcycle manufacturer Harley-Davidson encountered intensifying competitive pressures from Japanese rivals, media company Time Warner struggled with an industry-wide shift to digital entertainment, and casual dining company Yum! Brands reported disappointing results from its Chinese operations. Conversely, the fund did not participate in relatively strong results from McDonald’s. Among financial companies, Bank of America was hindered by fears that persistently low interest rates would constrain profit margins, and investment manager Invesco was hurt by weak equity markets.

The fund achieved better relative results in the industrials sector, where diversified conglomerate 3M and equipment maker Illinois Tool Works benefited from lower input costs and relatively heavy exposure to U.S. consumers. In other areas, social media giant Facebook continued to gain share in a growing online advertising market, and drugmaker Johnson & Johnson reported solid financial results while raising its future earnings guidance.

Finding Secular Growth Opportunities

While we believe that recent global growth concerns were overblown, we expect the global economy to recover at a relatively slow pace. Meanwhile, a moderate U.S. economic recovery appears to remain intact. Therefore, we have retained the fund’s focus on companies that, in our analysis, are benefiting from secular growth trends, including cloud and mobile computing. We also have favored companies with growth catalysts, such as restructurings, mergers, and acquisitions.

March 15, 2016

Equity funds are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

The fund is non-diversified, which means that a relatively high percentage of the fund’s assets may be invested in a limited number of issuers. Therefore, the fund’s performance may be more vulnerable to changes in the market value of a single issuer or group of issuers and more susceptible to risks associated with a single economic, political, or regulatory occurrence than a diversified fund.

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 SOURCE: LIPPER INC. — Reflects the monthly reinvestment of dividends and, where applicable, capital gain distributions. The Standard & Poor’s 500 Composite Stock Price Index is a widely accepted, unmanaged index of U.S. stock market performance. Index return does not reflect fees and expenses associated with operating a mutual fund. Investors cannot invest directly in any index.

10

For the period of September 1, 2015, through February 29, 2016, as provided by Caroline Lee Tsao, Primary Portfolio Manager

Market and Fund Performance Overview

For the six-month period ended February 29, 2016, BNY Mellon Small/Mid Cap Multi-Strategy Fund’s Class M shares produced a total return of -10.16%, and Investor shares produced a total return of -10.29%.1 In comparison, the Russell 2500™ Index, the fund’s primary benchmark, produced a total return of -8.57% for the same period. The Russell 2500 Growth Index and Russell 2500 Value Index, the fund’s secondary benchmarks, produced total returns of -11.30% and -5.93%, respectively, for the same period. 2

Small and mid-cap stocks generally posted negative total returns over the reporting period amid worries that global economic instability might hurt the U.S. economy. Shortfalls among all three of the fund’s underlying strategies constrained its results compared to the benchmark.

Effective December 31, 2015, Caroline Lee Tsao became the fund’s portfolio manager responsible for investment allocation decisions.

The Fund’s Investment Approach

The fund seeks capital appreciation. The fund pursues its goal by normally investing at least 80% of its net assets in equity securities of small- and mid-cap companies. The fund currently considers small- and mid-cap companies to be those companies with total market capitalizations that are within the market-capitalization range of the smallest company included in the Russell 2000 Index and the largest company included in the Russell Midcap Index.

The fund normally allocates assets across multiple investment strategies employed by the investment adviser that invest primarily in equity securities issued by small- and midcap companies. The investment adviser determines the investment strategies and sets target allocations and ranges. The fund is designed to provide exposure to various investment strategies and styles, including the Opportunistic Small/Mid Cap Strategy, the Small/Mid Cap Value Strategy, and the Small/Mid Cap Growth Strategy, all as more particularly described in the fund’s prospectus.

Market Performance Hurt by Economic Headwinds

Stocks across all capitalization ranges fell sharply over the second half of September 2015 amid intensifying fears that slowing global growth—particularly in China and other emerging markets—might derail the U.S. economic recovery. A subsequent rally put the Russell 2500 Index in positive territory by early November, but stock prices remained volatile over the remainder of 2015 when investor sentiment fluctuated from concerns about troubling global economic conditions to optimism regarding robust job growth and other positive developments in the United States.

In January 2016, additional releases of disappointing economic data in China sparked renewed weakness in commodity prices, sending crude oil prices to multi-year lows, and investors again grew concerned about the potential impact of China’s troubles on the United States. Moreover, U.S. investors worried that an increase in short-term interest rates in December 2015, the first in nearly a decade, might also weigh on the domestic economic recovery. Consequently, small- and mid-cap stocks fell sharply in January. The market’s slide continued into February, but strong U.S. economic data and solid corporate earnings triggered a rebound later in the month, enabling the Russell 2500 Index to recoup a portion of its earlier losses.

Relative Performance Hampered by Stock Selection Shortfalls

Each of the fund’s underlying strategies encountered challenges in this volatile market environment. Most notably, the Small/Mid Cap Growth Strategy was hurt by its stock selection strategy in the health care, industrials, and consumer discretionary sectors, as well as by overweighted exposure to the lagging health care and energy sectors. The Opportunistic Small/Mid Cap Strategy made disappointing security selections in the health care and financials sectors but achieved better results through its sector allocations to the information technology and energy sectors. Results from the Small/Mid Cap Value Strategy were undermined by sector allocation shortfalls in 7 of the benchmark’s 10 market sectors, and security selections proved disappointing in the consumer staples, industrials, and consumer discretionary sectors.

On a more positive note, the fund’s overall asset allocation strategy maintained a slight bias toward value stocks, supporting its results compared to the style-neutral benchmark when value-oriented stocks fared significantly better than their growth-oriented counterparts.

Finding Opportunities for Long-Term Gains

We remain cautiously optimistic regarding the U.S. economy. As of the end of the reporting period, domestic economic data has stayed positive in spite of ongoing overseas challenges, and we expect the sustained domestic economic recovery to continue. In addition, small- and mid-cap stocks historically have been less sensitive that their large-cap counterparts to international economic developments. Nonetheless, it appears likely that heightened market volatility will persist over the near term as nervous investors react to the latest global economic data, policy changes from the Federal Reserve Board and other central banks, and political developments throughout the world.

Therefore, we have continued to allocate the fund’s assets with a long-term perspective. We made no changes to the fund’s allocation strategy during the reporting period, and we have maintained target allocations of 40% of the fund’s assets to the Opportunistic Small/Mid Cap Strategy, 30% to the Small/Mid Cap Value Strategy, and 30% to the Small/Mid Cap Growth Strategy.

March 15, 2016

Equity funds are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Stocks of small- and/or mid-cap companies often experience sharper price fluctuations than stocks of large-cap companies.

Part of the fund’s recent performance is attributable to positive returns from its initial public offering (IPO) investments. There can be no guarantee that IPOs will have or continue to have a positive effect on fund performance.

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 SOURCE: LIPPER INC. — Reflects the reinvestment of dividends and, where applicable, capital gain distributions. The Russell 2500™ Index is a widely accepted, unmanaged index, which measures the performance of small to mid-cap U.S. stocks. The Russell 2500 Value Index is an unmanaged index that measures the performance of those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2500 Growth Index is an unmanaged index that measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values. Index returns do not reflect the fees and expenses associated with operating a mutual fund. Investors cannot invest directly in any index.

11

DISCUSSION OF FUND PERFORMANCE (continued)

For the period of September 1, 2015, through February 29, 2016, as provided by Mark A. Bogar, Andrew R. Leger, and James A. Lydotes, Portfolio Managers

Fund and Market Performance Overview

For the six-month period ended February 29, 2016, BNY Mellon International Fund’s Class M shares produced a total return of -11.15%, and Investor shares produced a total return of -11.26%.1 In comparison, the fund’s benchmark, the Morgan Stanley Capital International Europe, Australasia, Far East Index (“MSCI EAFE Index”), produced a total return of -9.48% for the same period.2

Developed equity markets declined during the reporting period amid heightened volatility arising from challenging global economic developments. The fund lagged its benchmark, largely due to disappointing returns from Japanese financial and technology stocks.

Effective December 31, 2015, Andrew R. Leger and James A. Lydotes became portfolio managers for the fund.

The Fund’s Investment Approach

The fund seeks long-term capital growth. To pursue this goal, the fund normally invests at least 65% of its total assets in equity securities of foreign issuers. The stocks purchased may have value and/or growth characteristics. The portfolio managers employ a “bottom-up” investment approach, which emphasizes individual stock selection. The stock selection process is designed to produce a diversified portfolio that, relative to the MSCI EAFE Index, has a below-average price/earnings ratio and an above-average earnings growth trend.

Markets Proved Volatile Amid Global Uncertainty

After a sharp decline in September 2015 as a result of troubling global economic data, the MSCI EAFE Index rebounded when the Chinese central bank announced a rate cut and expectations rose that Eurozone and Japanese central banks might soon further ease monetary policy. However, when the European Central Bank (“ECB”) announced its plan for monetary easing in early December, European equities fell sharply as investors signaled their disappointment with the modest extent of the program. The market decline accelerated and broadened globally in January and early February 2016 due to renewed concerns about the Chinese economic slowdown and plummeting prices of oil and other commodities. Japanese investors were further impacted in late January by the surprise announcement that the Bank of Japan, Japan’s central bank, would adopt negative interest rates for the first time, joining the ECB in reducing interest rates below zero percent to encourage bank lending. International equity investors saw some relief in late February when stocks posted relatively modest gains in anticipation of additional easing measures from the ECB.

Japanese Holdings Weighed on Relative Performance

The Bank of Japan’s unexpected move to impose negative interest rates took a toll on many of the country’s lending institutions, including money center banks Sumitomo Mitsui Financial Group and Mizuho Financial Group. Other Japanese holdings were hurt by company-specific issues. Game maker Nintendo declined due to a slower-than-expected transition to mobile gaming, while enterprise technology systems integration company Fujitsu experienced revenue disappointments. Several Eurozone holdings also undermined the fund’s relative returns, though to a lesser degree. Bank of Ireland and Germany-based Commerzbank suffered as a result of fears that steepening negative interest rates imposed by the ECB would reduce profit margins. Other notable disappointments included Swiss global staffing provider Adecco, pharmaceutical giant Novartis, Irish packaging maker Smurfit Kappa Group, and Netherlands-based NXP Semiconductors.

On a more positive note, the fund enhanced its relative returns in the United Kingdom by generally avoiding the hard-hit materials sector, instead focusing on comparatively strong-performing stocks in other areas, such as oil-and-gas producer BG Group, and consumer products makers Unilever and Imperial Tobacco. In Germany, ProSiebenSat.1 Media advanced after reporting strong financial results and attractive future prospects, while computer chip maker Infineon Technologies rose as the company expanded into the automotive and power control areas. The fund’s sole Portuguese holding, upstream oil producer Galp Energia, generated positive returns stemming from its attractive growth profile and strong balance sheet. Other top holdings included Israeli fixed-line and satellite communications company Bezeq The Israel Telecommunication Corp., Japanese telecommunication provider KDDI, and French steel manufacturer Aperam.

Recent Pullback Offers a Buying Opportunity

In light of recently positive international financial developments—including easing credit standards, improving auto sales, and the impact of low commodity prices on consumer spending—as well as the Eurozone’s increasingly aggressive policy of monetary easing, we regard the recent European equity pullback as an attractive buying opportunity. We also believe the recent selloff in Japanese stocks was overblown, and continue to seek opportunities for further investments in Japan. As of the end of the reporting period, we have increased the fund’s exposure to the United Kingdom and France and have trimmed exposure to Switzerland and Italy.

March 15, 2016

Equity funds are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

The fund’s performance will be influenced by political, social, and economic factors affecting investments in foreign companies. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability, and differing auditing and legal standards. These risks are enhanced in emerging market countries.

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 SOURCE: LIPPER INC. — Reflects reinvestment of net dividends and, where applicable, capital gain distributions. The Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index is an unmanaged index composed of a sample of companies representative of the market structure of European and Pacific Basin countries. Index return does not reflect fees and expenses associated with operating a mutual fund. Investors cannot invest directly in any index.

12

For the period of September 1, 2015, through February 29, 2016, as provided by George E. DeFina, Sean P. Fitzgibbon, and Jay Malikowski, Portfolio Managers

Fund and Market Performance Overview

For the six-month period ended February 29, 2016, BNY Mellon Emerging Markets Fund’s Class M shares produced a total return of -8.41%, and Investor shares produced a total return of -8.52%.1 In comparison, the fund’s benchmark, the Morgan Stanley Capital International Emerging Markets Index (“MSCI EM Index”), produced a total return of -8.85%.2

Emerging market equities lost ground amid heightened volatility stemming from slowing Chinese growth, declining commodity prices, and a strengthening U.S. dollar. Strong individual stock selections in Mexico, Peru, and Brazil enabled the fund to outperform its benchmark.

Effective December 31, 2015, George E. DeFina became a portfolio manager for the fund.

The Fund’s Investment Approach

The fund seeks long-term capital growth. To pursue its goal, the fund invests at least 80% of its assets in equity securities of companies organized, or with a majority of assets or operations, in countries considered to be emerging markets. The stocks purchased may have value and/or growth characteristics. The portfolio managers employ a “bottom-up” investment approach, which emphasizes individual stock selection. The stock selection process is designed to produce a diversified portfolio that, relative to the MSCI EM Index, has a below-average price/earnings ratio and an above-average earnings growth trend.

Global Uncertainties Weighed on Emerging Markets

Following a sharp decline in September 2015 caused by slowing Chinese economic growth and falling commodity prices, the MSCI EM Index rebounded after the Chinese central bank announced lower short-term interest rates and other measures intended to stimulate economic activity. However, the strengthening U.S. dollar and falling commodity prices continued to weigh on emerging market stocks from November 2015 through early February 2016. Meanwhile, natural resources exporters in Latin American economies also struggled with low commodity prices, and Brazil saw recessionary economic conditions amid intensifying government and corporate scandals.

During these months, the MSCI EM Index underperformed international developed market averages. The negative performance trend reversed during the final weeks of February, when investors’ expectations for additional stimulus measures in China sparked a rally in commodities-related equities, enabling the benchmark to recoup some of its previous losses and end the reporting period with slightly stronger returns than those of the developed international markets.

Mexican, Peruvian, and Brazilian Holdings Enhanced Performance

The fund’s relative performance was bolstered by favorable asset allocations and security selections across several countries. In Mexico, the fund avoided the weak materials sector, instead finding more attractive investments among consumer staples stocks, such as tortilla maker Gruma and Coca-Cola bottler Arca Continental. In the relatively small Peruvian market, the fund’s lone holding, bank holding company Credicorp, rose on the strength of improving profitability and returns on equity. Underweighted exposure to Brazil further enhanced returns, as did relatively good stock selections such as beverage producer Ambev. Leading performers in other countries included two refiners benefiting from low oil prices, Thai Oil and South Korea-based S-Oil, as well as telecommunications services providers PT Telecom Indonesia and MTN in South Africa, the latter of which rose after the fund’s timely purchase of shares.

On a more negative note, underweighted exposure to the relatively healthy Malaysian and Taiwanese markets detracted from the fund’s relative results, as did some individual holdings in other regions. In India, satellite TV services provider Dish TV India faced rising programming costs, while automobile manufacturer Maruti Suzuki India suffered due to unfavorable currency conversion rates between India and Japan. In Taiwan, fabric and apparel maker Eclat Textile was hurt by sluggish demand from U.S. customers. Other notable disappointments included South Korean auto parts maker Hyundai Wia and Chinese drug maker Shanghai Pharmaceuticals Holdings.

Seeing Improving Investor Sentiment

While the emerging markets have faced a number of macroeconomic challenges in recent years, we believe the asset class is oversold and see signs that it may be nearing a bottom compared to other global equities. We believe investor sentiment toward emerging market stocks clearly improved during the closing weeks of the reporting period. We are watching closely for indications of corporate earnings growth in some of the more economically sensitive industry groups—such as the financials, energy and consumer cyclicals sectors—that could signal the start of a sustained upturn.

Currently, the fund remains well balanced between growth-oriented and value-oriented stocks. We have increased the fund’s exposure to Mexico from under- to overweighted, and increased the allocation to South African equities to a nearly market-neutral position. In contrast, we have trimmed the fund’s exposures to South Korea, Taiwan, and India.

March 15, 2016

Please note, the position in any security highlighted with italicized typeface was sold during the reporting period.

Equity funds are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

The fund’s performance will be influenced by political, social, and economic factors affecting investments in foreign companies. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability, and differing auditing and legal standards. These risks are enhanced in emerging market countries.

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 SOURCE: LIPPER INC. — Reflects reinvestment of net dividends and, where applicable, capital gain distributions. The Morgan Stanley Capital International Emerging Markets Index is a market capitalization-weighted index composed of companies representative of the market structure of select designated emerging market countries in Europe, Latin America, and the Pacific Basin. Index return does not reflect fees and expenses associated with operating a mutual fund. Investors cannot invest directly in any index.

13

DISCUSSION OF FUND PERFORMANCE (continued)

For the period of September 1, 2015, through February 29, 2016, as provided by Richard A. Brown, William S. Cazalet, Thomas J. Durante, and Karen Q. Wong, Portfolio Managers

Fund and Market Performance Overview

For the six-month period ended February 29, 2016, BNY Mellon International Appreciation Fund’s Class M shares produced a total return of -10.37%, and Investor shares produced a total return of -10.57%.1 In comparison, the fund’s benchmark, the Morgan Stanley Capital International Europe, Australasia, Far East Index (“MSCI EAFE Index”), produced a total return of -9.48% for the same period.2

Developed equity markets declined during the reporting period amid heightened volatility arising from global economic challenges. The fund lagged its benchmark primarily due to pricing disparities between the stocks of the companies comprising the MSCI EAFE Index and the related Depositary Receipts (DRs) in which the fund invests.

The Fund’s Investment Approach

The fund seeks long-term capital appreciation. To pursue its goal, the fund normally invests at least 80% of its net assets in equity securities, including DRs, common stocks, preferred stocks, convertible securities, equity securities in foreign investment funds, or trusts and other equity investments.

The fund invests primarily in DRs representing the local shares of non-U.S. companies, in particular, American Depositary Receipts (ADRs). In selecting securities, we screen the MSCI EAFE Index universe of approximately 1,000 issuers for the availability of issuers with a DR facility. The investment adviser then uses a proprietary mathematical algorithm to reflect the characteristics of the developed markets that takes into consideration risk characteristics, including country weights and sector weights within each country. As a result of this process, we expect to hold ADRs representing 200 to 300 foreign issuers. The fund’s country allocation is expected to be within 5% of that of the MSCI EAFE Index, and under normal circumstances, the fund will invest in at least 10 different countries. The fund generally will not invest in securities from developing countries because they are not included in the MSCI EAFE Index.

Markets Volatile Amid Global Instability

The reporting period proved volatile for most international stock markets, sparking a broad flight to safety away from equities.

After a sharp market decline in September 2015 resulting from troubling global economic data, the MSCI EAFE Index rebounded in October after the Chinese central bank announced a rate cut and expectations rose that Eurozone and Japanese central banks might soon further ease monetary policy. However, when the European Central Bank (ECB) announced its plan in early December, European equities fell sharply as investors signaled their disappointment with the modest extent of the program. European stocks also were hurt by deteriorating consumer confidence stemming from the region’s refugee crisis.

The market decline accelerated and broadened in January and early February 2016 due to renewed concerns about the Chinese economic slowdown and plummeting prices of oil and other commodities. Japanese investors were surprised in late January by the announcement that the Bank of Japan would adopt negative interest rates for the first time. International equity investors saw some relief in late February when stocks posted relatively modest gains in anticipation of additional easing measures from the ECB.

Nine of Ten Market Sectors Produced Negative Returns

Only one of the ten economic sectors represented in the MSCI EAFE Index, namely, the consumer staples sector, produced positive returns over the reporting period. Results in the consumer staples sector were bolstered by mergers-and-acquisitions activity among alcoholic beverage companies and greater pricing power for tobacco producers. Food companies with stable earnings and high dividends benefited from the flight to traditional safe havens.

The financials sector produced the benchmark’s greatest losses for the reporting period. Negative interest rates hurt the profit margins of Japanese banks at the same time that lending volumes to China moderated and the credit quality of loans to energy and materials companies deteriorated. In Europe, Spanish and Italian banks were hurt by a lack of economic growth and sluggish loan demand from businesses and consumers.

In the consumer discretionary sector, Japanese automobile manufacturers lost value when a strengthening yen hurt overseas sales. European carmakers were hurt by a major emissions-testing scandal at Volkswagen and weaker-than-expected consumer demand. Meanwhile, consumer goods companies in Japan, including electronics makers, experienced slower sales to China and other Asian markets. The health care sector was hurt by the impact on Swiss pharmaceutical companies of slowing Chinese growth, a strong U.S. dollar, and litigation-related issues. Finally, in the materials sector, metals-and-mining companies continued to struggle with low commodity prices.

The fund employed futures contracts during the reporting period as it sought to manage its cash flows.

Maintaining a Diversified Portfolio

While we remain optimistic regarding the long-term prospects for international stocks, we believe heightened market volatility seems likely to persist until global economic conditions improve. As always, we have continued to monitor the factors considered by the fund’s investment model in light of current market conditions. In our experience, the fund’s broadly diversified portfolio has the potential to limit the impact on the overall portfolio of unexpected losses in individual sectors or holdings.

March 15, 2016

Equity funds are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

The fund’s performance will be influenced by political, social, and economic factors affecting investments in foreign companies. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability, and differing auditing and legal standards. These risks are enhanced in emerging market countries.

1  Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2  SOURCE: LIPPER INC. — Reflects reinvestment of net dividends and, where applicable, capital gain distributions. The Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index is an unmanaged index composed of a sample of companies representative of the market structure of European and Pacific Basin countries. Index return does not reflect fees and expenses associated with operating a mutual fund. Investors cannot invest directly in any index.

14

For the period of September 1, 2015, through February 29, 2016, as provided by C. Wesley Boggs, William S. Cazalet, CAIA, Ronald P. Gala, CFA, and Peter D. Goslin, CFA, Primary Portfolio Managers

Fund and Market Performance Overview

For the six-month period ended February 29, 2016, BNY Mellon International Equity Income Fund’s Class M shares produced a total return of -5.51%, and Investor shares produced a total return of -5.49%.1 In comparison, the fund’s benchmark, the Morgan Stanley Capital International All Country World Index Ex-U.S. (the “MSCI ACWI Ex-US Index”), produced a total return of -9.29% for the same period.2

Developed equity markets declined during the reporting period amid heightened volatility arising from challenging global economic developments. The fund outperformed its benchmark, largely due to the success of our security selection strategy across several regions and industry groups.

The Fund’s Investment Approach

The fund seeks total return consisting of capital appreciation and income. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities. The fund focuses on dividend-paying stocks of foreign companies, including those in developed- and emerging-market countries. The fund may invest in the stocks of companies of any market capitalization.

We select stocks through a disciplined investment process using proprietary quantitative computer models that analyze a diverse set of characteristics to identify and rank stocks according to earnings quality. Based on this analysis, we generally select from the higher-ranked dividend-paying securities those stocks that we believe will continue to pay above-average dividends. We seek to overweight higher dividend-paying stocks, while maintaining country and sector weights generally similar to those of the MSCI ACWI Ex-US Index.

Markets Proved Volatile Amid Global Instability

The reporting period proved volatile for most international stock markets, sparking a broad flight to safety away from equities and toward higher-quality sovereign bonds.

After a sharp market decline in September 2015 resulting from troubling global economic data, the MSCI ACWI Ex-US Index rebounded in October after the Chinese central bank announced a rate cut and expectations rose that Eurozone and Japanese central banks might soon further ease monetary policy. However, when the European Central Bank (ECB) announced its plan for monetary easing in early December, European equities fell sharply as investors signaled their disappointment with the modest extent of the program.

The market decline accelerated and broadened globally in January and early February 2016 due to renewed concerns about the Chinese economic slowdown and plummeting prices of oil and other commodities. Japanese investors were surprised in late January by the announcement that the Bank of Japan would adopt negative interest rates for the first time, joining the ECB in reducing interest rates below zero percent to encourage bank lending. International equity investors saw some relief in late February when stocks posted relatively modest gains in anticipation of additional easing measures from the ECB.

Security Selections Bolstered Fund Performance

Although we are never satisfied with negative absolute returns, we nonetheless are pleased that our disciplined investment process enabled the fund to outperform market averages. The fund’s performance particularly benefited from strong stock selections in the financials and telecommunications services sectors in the United Kingdom, Israel, and Germany.

The fund’s top performers for the reporting period included Bezeq The Israeli Telecommunication Corp., which hit new five-year highs when investors responded positively to the company’s business model and high dividend yield. Norwegian insurer Gjensidige Forsikring advanced despite general market weakness after announcing a higher dividend payout. U.K.-based tobacco producer British American Tobacco benefited from the flight to traditional safe havens and posted better-than-expected financial results stemming from improved pricing power. From a country allocation perspective, the fund’s quantitative investment process resulted in modestly overweighted exposure to the United Kingdom and Israel and a modestly underweighted position in Japan, all of which helped support the fund’s relative performance.

Laggards during the reporting period were concentrated primarily in the consumer staples and energy sectors. Colombian oil-and-gas producer Ecopetrol lost considerable value after worries regarding the impact of low commodity prices on cash flows sparked a credit rating downgrade. In Thailand, agro-industrial company Charoen Pokphand Foods was hurt by an insider trading scandal involving one of its subsidiaries, raising concerns regarding overall corporate governance.

Focusing on Quality, Value, Growth, and Dividends

Although our quantitative investment process typically does not directly consider macroeconomic factors, it is worth noting that aggressively accommodative monetary policies remain at work around the world, and we believe international equities generally have reached more attractive valuations.

Our models have continued to identify opportunities with what we believe are attractive valuations, improving growth fundamentals, and competitive dividend yields in the developed and emerging markets. We have found an ample number of stocks meeting our criteria in the telecommunications services and utilities sectors, but relatively few among consumer staples and health care companies. The fund ended the reporting period with overweighted exposure to the United Kingdom and Norway, but relatively light positions in Switzerland and Japan.

March 15, 2016

Equity funds are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 SOURCE: LIPPER INC. — Reflects reinvestment of net dividends and, where applicable, capital gain distributions. The MSCI ACWI Ex-US Index captures large and mid-cap representation across 22 of 23 Developed Markets (DM) countries (excluding the U.S.) and 23 Emerging Markets (EM) countries. Investors cannot invest directly in any index.

15

DISCUSSION OF FUND PERFORMANCE (continued)

For the period of September 1, 2015, through February 29, 2016, as provided by Jeffrey M. Mortimer, Primary Portfolio Manager responsible for investment allocation decisions

Market and Fund Performance Overview

For the six-month period ended February 29, 2016, BNY Mellon Asset Allocation Fund’s Class M shares produced a total return of -3.90%, and Investor shares produced a total return of -3.91%.1 In comparison, the fund’s benchmark, the Morningstar Moderate Target Risk Index (the “Morningstar Index”), produced a total return of -2.27% for the same period.2

Stocks generally posted negative returns while investment-grade bonds benefited from a flight to quality amid intensifying global economic concerns over the reporting period. Relative weakness among the fund’s investments in small-cap and international stocks dampened its returns compared to the benchmark.

The Fund’s Investment Approach

The fund seeks long-term growth of principal in conjunction with current income. The fund may invest in both individual securities and other investment companies, including other BNY Mellon funds, funds in the Dreyfus Family of Funds and unaffiliated open-end funds, closed-end funds, and exchange-traded funds (collectively, the “underlying funds”). To pursue its goal, the fund may allocate its assets, directly in individual equity and debt securities and/or through investment in the underlying funds, to gain investment exposure to the following asset classes: Large Cap Equities, Small Cap and Mid Cap Equities, Developed International and Global Equities, Emerging Market Equities, Investment Grade Bonds, High Yield Bonds, Emerging Markets Debt, Diversifying Strategies, and Money Market Instruments.

Further information about the fund’s investment strategy and process and the underlying funds is provided in the fund’s prospectus.

Global Challenges Constrained Market Performance

Stocks across all capitalization ranges fell sharply over the second half of September 2015 in the midst of intensifying fears that slowing global growth—particularly in China—might derail the U.S. economic recovery. An October rally put several broad measures of stock market performance into positive territory, but equities remained volatile over the remainder of 2015 when investor sentiment fluctuated between concerns about sluggish global economic conditions and optimism regarding job growth and other positive developments in the United States. In contrast, investment-grade bonds generally benefited from these developments, which sparked a flight to sovereign bonds and other high-quality fixed-income securities.

In January 2016, additional news of disappointing economic data in China sparked renewed weakness in commodity prices. Investors again grew concerned about the potential impact of China’s economic troubles on the U.S. economy. Moreover, U.S. investors worried that an increase in short-term interest rates in December 2015, the first in almost a decade, might also weigh on the domestic economic recovery. Consequently, stocks declined sharply in January, and high-quality bonds rallied. The stock market’s slide continued into February, but strong U.S. economic data and solid corporate earnings helped trigger a rebound later in the month.

Fund Hampered by Small-Cap and International Exposures

In this volatile environment, investors generally flocked to traditionally defensive stocks, and smaller U.S. stocks underperformed their large-cap counterparts. International equities in both developed and emerging markets also posted significant losses during the reporting period. The fund’s exposure to these asset classes dampened its relative performance. On a more positive note, results were supported by positive total returns from fixed-income securities. In addition, the fund held no direct exposure to the hard-hit commodities market. Exposure to real estate-related securities and diversifying strategies also bolstered the fund’s results.

As is to be expected in a volatile market environment, the fund’s underlying strategies produced widely disparate results over the reporting period. Top performers for the reporting period included the fund’s direct equity investments, the fund’s direct investments in fixed-income securities, as well as through its holdings of Dreyfus U.S. Equity Fund and one of the unaffiliated funds in the Diversifying Strategies asset class. The fund’s holdings of BNY Mellon International Fund, Dreyfus Select Managers Small Cap Growth Fund, and BNY Mellon Focused Equity Opportunities Fund detracted from the fund’s performance.

We made several allocation changes during the reporting period. In November, we eliminated the fund’s position in Dreyfus Emerging Markets Debt Local Currency Fund and reduced its exposure to an unaffiliated investment company in the Emerging Markets Debt asset class. In December, we sold the fund’s holdings of the unaffiliated investment company in the Emerging Markets Debt asset class and trimmed its holdings of BNY Mellon Emerging Markets Fund and BNY Mellon Focused Equity Opportunities Fund.

Positioned for Continued Volatility

We remain cautiously optimistic regarding the U.S. economy, but expect global economic uncertainty to persist into the foreseeable future. Therefore, it appears likely that heightened market volatility will continue over the near term as nervous investors react to the latest global economic data, policy changes from central banks, and political developments throughout the world. As of the reporting period’s end, we have allocated the fund’s assets in a relatively defensive manner, apportioning approximately 61% of the fund’s assets to stocks, 29% to fixed-income securities, and 9% to diversifying strategies.

March 15, 2016

Equities are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Bonds are subject generally to interest rate, credit, liquidity, and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. The fund’s returns reflect the absorption of certain fund expenses by the fund’s investment adviser pursuant to an agreement in effect through December 31, 2016, at which time it may be extended, terminated, or modified. Had these expenses not been absorbed, the fund’s returns would have been lower.

2 SOURCE: BLOOMBERG. L.P. — Reflects reinvestment of dividends and, where applicable, capital gain distributions. The Morningstar Moderate Target Risk Index is an unmanaged index of global equities, bonds, and traditional inflation hedges such as commodities and Treasury Inflation Protected Securities (TIPS).

16

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in each class of each fund from September 1, 2015 to February 29, 2016. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended February 29, 2016
	Class M	Investor Shares
BNY Mellon Large Cap Stock Fund
Expenses paid per $1,000†	$4.07	$5.30
Ending value (after expenses)	$973.20	$973.90
Annualized expense ratio (%)	.83	1.08
BNY Mellon Large Cap Market Opportunities Fund
Expenses paid per $1,000†	$2.84	$4.06
Ending value (after expenses)	$966.80	$965.20
Annualized expense ratio (%)	.58	.83
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund
Expenses paid per $1,000†	$3.14	$4.37
Ending value (after expenses)	$974.60	$973.20
Annualized expense ratio (%)	.64	.89
BNY Mellon Income Stock Fund
Expenses paid per $1,000†	$3.97	$5.20
Ending value (after expenses)	$993.40	$992.10
Annualized expense ratio (%)	.80	1.05
BNY Mellon Mid Cap Multi-Strategy Fund
Expenses paid per $1,000†	$4.32	$5.51
Ending value (after expenses)	$928.40	$927.60
Annualized expense ratio (%)	.90	1.15
BNY Mellon Small Cap Multi-Strategy Fund
Expenses paid per $1,000†	$4.89	$6.05
Ending value (after expenses)	$872.10	$870.60
Annualized expense ratio (%)	1.05	1.30
BNY Mellon Focused Equity Opportunities Fund
Expenses paid per $1,000†	$4.22	$5.43
Ending value (after expenses)	$951.10	$949.90
Annualized expense ratio (%)	.87	1.12

17

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited) (continued)

Expenses and Value of a $1,000 Investment (continued)
assuming actual returns for the six months ended February 29, 2016
	Class M	Investor Shares
BNY Mellon Small/Mid Cap Multi-Strategy Fund
Expenses paid per $1,000†	$4.48	$5.66
Ending value (after expenses)	$898.40	$897.10
Annualized expense ratio (%)	.95	1.20
BNY Mellon International Fund
Expenses paid per $1,000†	$4.84	$6.01
Ending value (after expenses)	$888.50	$887.40
Annualized expense ratio (%)	1.03	1.28
BNY Mellon Emerging Markets Fund
Expenses paid per $1,000†	$7.05	$8.24
Ending value (after expenses)	$915.90	$914.80
Annualized expense ratio (%)	1.48	1.73
BNY Mellon International Appreciation Fund
Expenses paid per $1,000†	$4.15	$5.32
Ending value (after expenses)	$896.30	$894.30
Annualized expense ratio (%)	.88	1.13
BNY Mellon International Equity Income Fund
Expenses paid per $1,000†	$5.22	$6.43
Ending value (after expenses)	$944.90	$945.10
Annualized expense ratio (%)	1.08	1.33
BNY Mellon Asset Allocation Fund
Expenses paid per $1,000†	$1.27	$2.54
Ending value (after expenses)	$961.00	$960.90
Annualized expense ratio (%)	.26	.52

† Expenses are equal to each fund’s annualized expense ratios as shown above, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

18

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended February 29, 2016
	Class M	Investor Shares
BNY Mellon Large Cap Stock Fund
Expenses paid per $1,000†	$4.17	$5.42
Ending value (after expenses)	$1,020.74	$1,019.49
Annualized expense ratio (%)	.83	1.08
BNY Mellon Large Cap Market Opportunities Fund
Expenses paid per $1,000†	$2.92	$4.17
Ending value (after expenses)	$1,021.98	$1,020.74
Annualized expense ratio (%)	.58	.83
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund
Expenses paid per $1,000†	$3.22	$4.47
Ending value (after expenses)	$1,021.68	$1,020.44
Annualized expense ratio (%)	.64	.89
BNY Mellon Income Stock Fund
Expenses paid per $1,000†	$4.02	$5.27
Ending value (after expenses)	$1,020.89	$1,019.64
Annualized expense ratio (%)	.80	1.05
BNY Mellon Mid Cap Multi-Strategy Fund
Expenses paid per $1,000†	$4.52	$5.77
Ending value (after expenses)	$1,020.39	$1,019.14
Annualized expense ratio (%)	.90	1.15
BNY Mellon Small Cap Multi-Strategy Fund
Expenses paid per $1,000†	$5.27	$6.52
Ending value (after expenses)	$1,019.64	$1,018.40
Annualized expense ratio (%)	1.05	1.30
BNY Mellon Focused Equity Opportunities Fund
Expenses paid per $1,000†	$4.37	$5.62
Ending value (after expenses)	$1,020.54	$1,019.29
Annualized expense ratio (%)	.87	1.12

19

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUND’S (Unaudited) (continued)

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended February 29, 2016
	Class M	Investor Shares
BNY Mellon Small/Mid Cap Multi-Strategy Fund
Expenses paid per $1,000†	$4.77	$6.02
Ending value (after expenses)	$1,020.14	$1,018.90
Annualized expense ratio (%)	.95	1.20
BNY Mellon International Fund
Expenses paid per $1,000†	$5.17	$6.42
Ending value (after expenses)	$1,019.74	$1,018.50
Annualized expense ratio (%)	1.03	1.28
BNY Mellon Emerging Markets Fund
Expenses paid per $1,000†	$7.42	$8.67
Ending value (after expenses)	$1,017.50	$1,016.26
Annualized expense ratio (%)	1.48	1.73
BNY Mellon International Appreciation Fund
Expenses paid per $1,000†	$4.42	$5.67
Ending value (after expenses)	$1,020.49	$1,019.24
Annualized expense ratio (%)	.88	1.13
BNY Mellon International Equity Income Fund
Expenses paid per $1,000†	$5.42	$6.67
Ending value (after expenses)	$1,019.49	$1,018.25
Annualized expense ratio (%)	1.08	1.33
BNY Mellon Asset Allocation Fund
Expenses paid per $1,000†	$1.31	$2.61
Ending value (after expenses)	$1,023.57	$1,022.28
Annualized expense ratio (%)	.26	.52

† Expenses are equal to each fund’s annualized expense ratios as shown above, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

20

STATEMENT OF INVESTMENTS
February 29, 2016 (Unaudited)

BNY Mellon Large Cap Stock Fund
Common Stocks - 99.8%	Shares		Value ($)
Automobiles & Components - .9%
Visteon	40,735		2,848,191
Banks - 6.1%
Bank of America	390,085		4,883,864
Citigroup	117,270		4,555,939
JPMorgan Chase & Co.	110,104		6,198,855
Wells Fargo & Co.	86,149		4,042,111
			19,680,769
Capital Goods - 6.3%
3M	15,128		2,373,129
Allison Transmission Holdings	43,050		1,019,424
Boeing	30,885		3,649,989
General Dynamics	25,117		3,422,694
General Electric	57,679		1,680,766
Honeywell International	9,606		973,568
Illinois Tool Works	10,307		971,435
Lennox International	5,540		715,823
Owens Corning	53,955		2,315,749
Rockwell Automation	11,306		1,176,842
Spirit Aerosystems Holdings, Cl. A	50,422	[a]	2,319,412
			20,618,831
Consumer Durables & Apparel - .3%
Brunswick	12,130		516,010
D.R. Horton	17,980		480,426
			996,436
Consumer Services - 3.3%
Carnival	58,375		2,799,665
Darden Restaurants	40,011		2,555,903
Marriott International, Cl. A	38,980	[b]	2,656,487
Wyndham Worldwide	38,197		2,782,269
			10,794,324
Diversified Financials - 5.8%
Affiliated Managers Group	14,486	[a]	2,009,063
American Express	58,101		3,229,254
Ameriprise Financial	30,485		2,559,216
Berkshire Hathaway, Cl. B	41,695	[a]	5,594,218
Franklin Resources	62,777		2,250,555
Moody's	8,095		718,836
T. Rowe Price Group	37,496		2,591,349
			18,952,491
Energy - 5.7%
Exxon Mobil	109,402		8,768,570
HollyFrontier	14,965		506,116
Marathon Petroleum	55,333		1,895,155
Phillips 66	9,130		724,831
Schlumberger	16,236		1,164,446
Tesoro	24,717		1,994,168
Valero Energy	56,247		3,379,320
			18,432,606

BNY Mellon Large Cap Stock Fund (continued)
Common Stocks - 99.8% (continued)	Shares	Value ($)
Exchange-Traded Funds - .9%
SPDR S&P 500 ETF Trust	15,400		2,977,590
Food & Staples Retailing - 1.9%
Kroger	36,863		1,471,203
Wal-Mart Stores	71,548		4,746,494
			6,217,697
Food, Beverage & Tobacco - 6.0%
Altria Group	93,937		5,783,701
Coca-Cola Enterprises	15,330		743,658
CVS Health	55,735		5,415,770
General Mills	33,805		1,989,424
PepsiCo	56,450		5,521,939
			19,454,492
Health Care Equipment & Services - 5.3%
Abbott Laboratories	82,313		3,188,806
Anthem	14,375		1,878,669
Cigna	13,791		1,925,362
DENTSPLY International	36,482		2,223,943
Express Scripts Holding	45,960	[a]	3,234,665
HCA Holdings	32,193	[a]	2,228,077
Hologic	69,990	[a]	2,423,754
			17,103,276
Household & Personal Products - 1.4%
Estee Lauder, Cl. A	36,572		3,340,121
Procter & Gamble	15,639		1,255,655
			4,595,776
Insurance - 1.9%
Prudential Financial	41,316		2,730,574
Travelers	31,816		3,420,856
			6,151,430
Materials - 2.9%
Air Products & Chemicals	4,520		598,764
Crown Holdings	21,355	[a]	1,000,482
Dow Chemical	26,772		1,301,387
LyondellBasell Industries, Cl. A	40,095		3,216,020
Nucor	15,435		607,213
Reliance Steel & Aluminum	45,910		2,795,460
			9,519,326
Media - 4.5%
Comcast, Cl. A	58,697		3,388,578
Time Warner	43,256		2,863,547
Twenty-First Century Fox, Cl. A	108,751		2,938,452
Walt Disney	55,009		5,254,460
			14,445,037
Pharmaceuticals, Biotechnology & Life Sciences - 11.2%
Agilent Technologies	75,835		2,832,437
Amgen	33,744		4,801,096
Biogen	3,265	[a]	847,006
Charles River Laboratories International	9,055	[a]	664,909
Gilead Sciences	56,172		4,901,007

21

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Large Cap Stock Fund (continued)
Common Stocks - 99.8% (continued)	Shares	Value ($)
Pharmaceuticals, Biotechnology & Life Sciences - 11.2% (continued)
Johnson & Johnson	73,218		7,703,266
Merck & Co.	94,016		4,720,543
Mettler-Toledo International	7,991	[a]	2,516,446
Pfizer	207,121		6,145,280
Quintiles Transnational Holdings	9,040	[a]	566,898
Zoetis	14,382		590,525
			36,289,413
Real Estate - 2.8%
General Growth Properties	114,362	[c]	3,147,242
Host Hotels & Resorts	46,632	[c]	713,936
Post Properties	12,430	[c]	692,724
Public Storage	15,605	[c]	3,893,291
Simon Property Group	3,589	[c]	680,941
			9,128,134
Retailing - 5.2%
Amazon.com	1,875	[a]	1,035,975
Bed Bath & Beyond	43,226	[a,b]	2,072,687
Dollar General	6,210		461,093
Home Depot	45,949		5,703,190
Lowe's	51,619		3,485,831
Nordstrom	12,155	[b]	623,795
Target	46,019		3,610,191
			16,992,762
Semiconductors & Semiconductor Equipment - 1.0%
Intel	49,483		1,464,202
Texas Instruments	35,896		1,903,206
			3,367,408
Software & Services - 13.6%
Accenture, Cl. A	41,392		4,149,962
Activision Blizzard	86,960		2,754,023
Alliance Data Systems	2,505	[a]	526,376
Alphabet, Cl. A	8,217	[a]	5,893,397
Alphabet, Cl. C	8,216	[a]	5,732,878
Citrix Systems	39,535	[a]	2,793,148
eBay	24,805	[a]	590,359
Electronic Arts	54,090	[a]	3,474,742
Facebook, Cl. A	8,791	[a]	939,934
International Business Machines	34,306		4,495,115
Microsoft	87,335		4,443,605
Nuance Communications	27,390	[a]	534,379
VeriSign	15,188	[a,b]	1,283,234
Visa, Cl. A	83,605		6,052,166
WEX	9,105	[a]	594,556
			44,257,874
Technology Hardware & Equipment - 5.3%
Apple	131,741		12,738,037
Cisco Systems	79,590		2,083,666

BNY Mellon Large Cap Stock Fund (continued)
Common Stocks - 99.8% (continued)	Shares	Value ($)
Technology Hardware & Equipment - 5.3% (continued)
NCR	100,070	[a]	2,337,635
			17,159,338
Telecommunication Services - 3.1%
AT&T	15,157		560,051
CenturyLink	93,633	[b]	2,864,233
Verizon Communications	132,334		6,713,304
			10,137,588
Transportation - 2.6%
Delta Air Lines	57,867		2,791,504
JetBlue Airways	93,875	[a]	2,065,250
Southwest Airlines	87,536		3,672,135
			8,528,889
Utilities - 1.8%
Duke Energy	39,080		2,902,862
FirstEnergy	91,575		3,065,015
			5,967,877
Total Common Stocks (cost $286,773,406)			324,617,555
Other Investment - 1.1%
Registered Investment Company;
Dreyfus Institutional Preferred Plus Money Market Fund (cost $3,529,103)	3,529,103	[d]	3,529,103
Investment of Cash Collateral for Securities Loaned - 1.1%
Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund (cost $3,487,011)	3,487,011	[d]	3,487,011
Total Investments (cost $293,789,520)	102.0%		331,633,669
Liabilities, Less Cash and Receivables	(2.0%)		(6,460,151)
Net Assets	100.0%		325,173,518

ETF—Exchange-Traded Fund

SPDR—Standard & Poor's Depository Receipt

a Non-income producing security.

b Security, or portion thereof, on loan. At February 29, 2016, the value of the fund’s securities on loan was $9,343,414 and the value of the collateral held by the fund was $9,572,783, consisting of cash collateral of $3,487,011 and U.S. Government & Agency securities valued at $6,085,772.

c Investment in real estate investment trust.

d Investment in affiliated money market mutual fund.

22

Portfolio Summary (Unaudited) †	Value (%)
Software & Services	13.6
Pharmaceuticals, Biotechnology & Life Sciences	11.2
Capital Goods	6.3
Banks	6.1
Food, Beverage & Tobacco	6.0
Diversified Financials	5.8
Energy	5.7
Health Care Equipment & Services	5.3
Technology Hardware & Equipment	5.3
Retailing	5.2
Media	4.5
Consumer Services	3.3
Telecommunication Services	3.1
Materials	2.9
Real Estate	2.8
Transportation	2.6
Money Market Investments	2.2
Insurance	1.9
Food & Staples Retailing	1.9
Utilities	1.8
Household & Personal Products	1.4
Semiconductors & Semiconductor Equipment	1.0
Automobiles & Components	.9
Exchange-Traded Funds	.9
Consumer Durables & Apparel	.3
102.0

† Based on net assets.

See notes to financial statements.

23

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Large Cap Market Opportunities Fund
Common Stocks - 47.9%	Shares		Value ($)
Banks - 1.1%
Bank of America	79,480		995,090
Capital Goods - 5.5%
3M	6,810		1,068,285
Donaldson	4,764	[a]	134,535
Eaton	19,325		1,095,921
Emerson Electric	2,645		129,155
Fastenal	4,280	[a]	193,841
Flowserve	3,500		147,070
Honeywell International	9,860		999,311
Illinois Tool Works	9,360		882,180
MSC Industrial Direct Cl. A	1,821		126,705
Toro	2,930		233,521
W.W. Grainger	342	[a]	74,180
			5,084,704
Consumer Durables & Apparel - .3%
NIKE, Cl. B	4,116		253,504
Consumer Services - .5%
McDonald's	1,619		189,731
Starbucks	4,542		264,390
			454,121
Diversified Financials - 3.8%
Capital One Financial	17,625		1,158,491
Intercontinental Exchange	5,934		1,415,022
Invesco	36,098		965,261
			3,538,774
Energy - 3.6%
California Resources	136		76
EOG Resources	2,816		182,308
Halliburton	26,851		866,750
Marathon Petroleum	23,210		794,942
Occidental Petroleum	1,441		99,170
Schlumberger	2,511		180,089
Valero Energy	19,685		1,182,675
			3,306,010
Food, Beverage & Tobacco - 3.9%
Constellation Brands, Cl. A	7,350		1,039,510
PepsiCo	13,975		1,367,034
Philip Morris International	13,730		1,249,842
			3,656,386
Health Care Equipment & Services - 2.5%
Aetna	8,900		966,807
C.R. Bard	1,439		276,835
Cerner	2,990	[b]	152,669
Intuitive Surgical	369	[b]	207,769
ResMed	5,165	[a]	293,940
Stryker	2,432		242,908
Varian Medical Systems	2,051	[a,b]	160,429
			2,301,357
Household & Personal Products - .4%
Colgate-Palmolive	2,881		189,109

BNY Mellon Large Cap Market Opportunities Fund (continued)
Common Stocks - 47.9% (continued)	Shares	Value ($)
Household & Personal Products - .4% (continued)
Estee Lauder, Cl. A	2,420		221,019
			410,128
Insurance - 1.4%
Hartford Financial Services Group	30,630		1,290,136
Materials - 2.1%
Dow Chemical	23,450		1,139,904
Ecolab	1,710		175,360
FMC	3,365		126,659
International Flavors & Fragrances	1,330		137,376
Monsanto	1,944		174,941
Praxair	1,743		177,420
			1,931,660
Media - 3.0%
Comcast, Cl. A	27,830		1,606,626
Time Warner	15,800		1,045,960
Walt Disney	1,940		185,309
			2,837,895
Pharmaceuticals, Biotechnology & Life Sciences - 5.2%
Agilent Technologies	26,370		984,920
Allergan	3,120	[b]	905,143
Biogen	541	[b]	140,346
Celgene	1,591	[b]	160,421
Gilead Sciences	1,835		160,104
Johnson & Johnson	21,995		2,314,094
Mettler-Toledo International	653	[b]	205,636
			4,870,664
Retailing - 2.7%
Amazon.com	1,835	[b]	1,013,874
Lowe's	14,830		1,001,470
The TJX Companies	4,391		325,373
Tractor Supply	2,179		184,278
			2,524,995
Semiconductors & Semiconductor Equipment - 1.6%
Broadcom	11,130		1,491,086
Software & Services - 8.0%
Adobe Systems	2,607	[b]	221,986
Alphabet, Cl. A	230	[b]	164,961
Alphabet, Cl. C	230	[b]	160,487
Automatic Data Processing	2,465		208,761
Cognizant Technology Solutions, Cl. A	3,280	[b]	186,894
Facebook, Cl. A	17,170	[b]	1,835,816
Jack Henry & Associates	2,570		211,357
MasterCard, Cl. A	3,275		284,663
Microsoft	26,319		1,339,111
Oracle	4,736		174,190
Paychex	4,301		221,028
salesforce.com	21,075	[b]	1,427,831

24

BNY Mellon Large Cap Market Opportunities Fund (continued)
Common Stocks - 47.9% (continued)	Shares	Value ($)
Software & Services - 8.0% (continued)
ServiceNow	17,860	[b]	982,121
			7,419,206
Technology Hardware & Equipment - 2.1%
Amphenol, Cl. A	5,018		266,305
Cisco Systems	7,508		196,559
Palo Alto Networks	9,575	[b]	1,386,364
TE Connectivity	2,130		121,240
			1,970,468
Transportation - .2%
Expeditors International of Washington	4,220		193,192
Total Common Stocks (cost $37,623,717)			44,529,376
Other Investment - 51.9%
Registered Investment Company;
BNY Mellon Income Stock Fund, Cl. M	1,674,534	[c]	12,843,677
Dreyfus Institutional Preferred Plus Money Market Fund	284,561	[d]	284,561
Dreyfus Research Growth Fund, Cl. Y	1,435,867	[c]	18,551,400
Dreyfus Strategic Value Fund, Cl. Y	529,563	[c]	16,522,372
(cost $50,340,308)			48,202,010
Investment of Cash Collateral for Securities Loaned - .4%
Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund (cost $412,268)	412,268	[d]	412,268
Total Investments (cost $88,376,293)	100.2%		93,143,654
Liabilities, Less Cash and Receivables	(.2%)		(199,765)
Net Assets	100.0%		92,943,889

a Security, or portion thereof, on loan. At February 29, 2016, the value of the fund’s securities on loan was $856,745 and the value of the collateral held by the fund was $886,717, consisting of cash collateral of $412,268 and U.S. Government & Agency securities valued at $474,449.

b Non-income producing security.

c Investment in affiliated mutual fund.

d Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †	Value (%)
Mutual Funds: Domestic	51.6
Software & Services	8.0
Capital Goods	5.5
Pharmaceuticals, Biotechnology & Life Sciences	5.2
Food, Beverage & Tobacco	3.9
Diversified Financials	3.8
Energy	3.6
Media	3.0
Retailing	2.7
Health Care Equipment & Services	2.5
Materials	2.1
Technology Hardware & Equipment	2.1
Semiconductors & Semiconductor Equipment	1.6
Insurance	1.4
Banks	1.1
Money Market Investments	.7
Consumer Services	.5
Household & Personal Products	.4
Consumer Durables & Apparel	.3
Transportation	.2
100.2

† Based on net assets.

See notes to financial statements.

25

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund
Common Stocks - 64.7%	Shares		Value ($)
Automobiles & Components - .3%
BorgWarner	2,295		75,001
Delphi Automotive	655		43,675
Ford Motor	26,738		334,492
General Motors	2,080		61,235
Harley-Davidson	3,074	[a]	132,705
Johnson Controls	9,299		339,042
			986,150
Banks - 2.7%
Bank of America	220,149		2,756,265
BB&T	10,767		346,267
Citigroup	16,595		644,716
Citizens Financial Group	8,195		157,590
Fifth Third Bancorp	3,234		49,351
JPMorgan Chase & Co.	29,499		1,660,794
KeyCorp	12,445		131,295
M&T Bank	630		64,607
PNC Financial Services Group	7,076		575,350
SunTrust Banks	1,700		56,406
U.S. Bancorp	8,742		336,742
Wells Fargo & Co.	41,667		1,955,016
Zions Bancorporation	2,665		56,818
			8,791,217
Capital Goods - 5.8%
3M	19,259		3,021,159
Allegion	2,996		188,748
Boeing	5,995		708,489
Caterpillar	4,600		311,420
Danaher	4,112		367,078
Deere & Co.	1,466	[a]	117,544
Donaldson	8,320	[a]	234,957
Dover	5,199		315,995
Eaton	41,301		2,342,180
Emerson Electric	6,630		323,743
Fastenal	7,460	[a]	337,863
Flowserve	9,980		419,360
General Dynamics	2,421		329,910
General Electric	76,355		2,224,985
Honeywell International	26,450		2,680,707
Illinois Tool Works	19,770		1,863,322
Ingersoll-Rand	7,050		391,698
Lockheed Martin	1,964		423,812
MSC Industrial Direct, Cl. A	3,167		220,360
Northrop Grumman	1,146		220,284
Parker Hannifin	612		61,934
Raytheon	4,495		556,706
Rockwell Collins	2,683		234,950
Stanley Black & Decker	653		61,389
Toro	5,110		407,267
United Rentals	875	[b]	45,124
United Technologies	3,444		332,759

BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund (continued)
Common Stocks - 64.7% (continued)	Shares	Value ($)
Capital Goods - 5.8% (continued)
W.W. Grainger	1,588	[a]	344,437
Xylem	2,698		100,932
			19,189,112
Commercial & Professional Services - .2%
ADT	2,610	[a]	105,366
Robert Half International	3,145		123,882
Tyco International	1,194		42,005
Waste Management	7,974		445,348
			716,601
Consumer Durables & Apparel - .7%
Leggett & Platt	5,590		249,649
Lennar, Cl. A	6,550		274,707
Mattel	2,120		68,942
NIKE, Cl. B	22,200		1,367,298
VF	4,760		309,924
			2,270,520
Consumer Services - 1.0%
Carnival	2,398		115,008
Chipotle Mexican Grill	500	[a,b]	254,580
McDonald's	8,601		1,007,951
Starbucks	24,118		1,403,909
Starwood Hotels & Resorts Worldwide	760	[c]	52,524
Wyndham Worldwide	2,925		213,057
Wynn Resorts	1,425	[a]	117,534
Yum! Brands	3,597		260,675
			3,425,238
Diversified Financials - 3.9%
American Express	1,989		110,549
Ameriprise Financial	3,382		283,919
Berkshire Hathaway, Cl. B	13,992	[b]	1,877,307
BlackRock	863		269,221
Capital One Financial	38,018		2,498,923
Charles Schwab	12,266		307,263
CME Group	5,075		464,058
Discover Financial Services	5,797		269,097
Goldman Sachs Group	2,240		334,947
H&R Block	2,640		86,803
Intercontinental Exchange	13,049		3,111,665
Invesco	76,395		2,042,802
Legg Mason	4,320		123,379
McGraw-Hill Financial	2,118		190,069
Moody's	720		63,936
Morgan Stanley	6,300		155,610
Navient	11,370		123,137
State Street	7,726		423,230
Synchrony Financial	4,290	[b]	115,615
T. Rowe Price Group	561		38,771
			12,890,301

26

BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund (continued)
Common Stocks - 64.7% (continued)	Shares	Value ($)
Energy - 4.4%
Anadarko Petroleum	4,930		187,093
Apache	4,635		177,428
Baker Hughes	4,240		181,769
Cabot Oil & Gas	8,255		166,173
California Resources	512		288
Chevron	11,639		971,158
Cimarex Energy	937		78,736
Columbia Pipeline Group	5,430		98,554
ConocoPhillips	1,731	[a]	58,560
Devon Energy	6,515		128,215
Diamond Offshore Drilling	5,190	[a]	103,852
EOG Resources	10,552		683,136
EQT	1,305		72,741
Exxon Mobil	29,314		2,349,517
FMC Technologies	4,110	[b]	100,818
Halliburton	53,513		1,727,400
Helmerich & Payne	3,515		186,190
Hess	3,865		168,514
Kinder Morgan	17,825		322,454
Marathon Oil	18,115		148,724
Marathon Petroleum	46,841		1,604,304
Murphy Oil	5,865	[a]	100,761
Newfield Exploration	3,080	[b]	83,868
Occidental Petroleum	5,449		375,000
ONEOK	1,650		39,600
Phillips 66	5,038		399,967
Pioneer Natural Resources	1,008		121,494
Range Resources	2,505	[a]	59,444
Schlumberger	11,997		860,425
Southwestern Energy	6,220	[a,b]	35,952
Spectra Energy	5,537		161,680
Tesoro	2,130		171,848
Transocean	11,585	[a]	100,210
Valero Energy	43,358		2,604,949
Williams	94		1,503
			14,632,325
Food & Staples Retailing - 1.1%
Costco Wholesale	4,295		644,379
CVS Health	11,301		1,098,118
Kroger	14,332		571,990
Sysco	1,650		72,815
Walgreens Boots Alliance	7,587		598,918
Wal-Mart Stores	8,317		551,750
			3,537,970
Food, Beverage & Tobacco - 4.4%
Altria Group	15,089		929,030
Archer-Daniels-Midland	6,445		225,317
Coca-Cola	27,685		1,194,054
Constellation Brands, Cl. A	17,033		2,408,977

BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund (continued)
Common Stocks - 64.7% (continued)	Shares	Value ($)
Food, Beverage & Tobacco - 4.4% (continued)
General Mills	6,450		379,582
Hershey	1,576		143,243
Kraft Heinz	4,451		342,816
McCormick & Co.	3,022		281,832
Mead Johnson Nutrition	1,047		77,227
Molson Coors Brewing, Cl. B	4,480		382,010
Mondelez International, Cl. A	19,035		771,489
Monster Beverage	755	[b]	94,752
PepsiCo	39,736		3,886,976
Philip Morris International	35,019		3,187,780
Reynolds American	6,818		343,832
Tyson Foods, Cl. A	1,390		90,002
			14,738,919
Health Care Equipment & Services - 3.3%
Abbott Laboratories	6,843		265,098
Aetna	20,413		2,217,464
AmerisourceBergen	2,496		216,204
Anthem	2,774		362,534
Baxter International	1,585		62,623
Becton Dickinson & Co.	3,380		498,381
Boston Scientific	21,064	[b]	357,667
C.R. Bard	4,481		862,055
Cardinal Health	1,135		92,729
Cerner	5,920	[b]	302,275
Cigna	2,998		418,551
Express Scripts Holding	5,628	[b]	396,099
Humana	2,671		472,687
Intuitive Surgical	1,143	[b]	643,578
McKesson	2,139		332,871
Medtronic	8,775		679,097
ResMed	9,007	[a]	512,588
St. Jude Medical	2,716		145,822
Stryker	5,231		522,472
UnitedHealth Group	9,693		1,154,436
Varian Medical Systems	3,569	[a,b]	279,167
			10,794,398
Household & Personal Products - 1.1%
Clorox	2,630		332,485
Colgate-Palmolive	11,848		777,703
Estee Lauder, Cl. A	5,325		486,332
Kimberly-Clark	4,350		566,805
Procter & Gamble	19,686		1,580,589
			3,743,914
Insurance - 1.8%
Aflac	1,080		64,282
Allstate	5,750		364,895
American International Group	14,635		734,677
Aon	4,891		466,063

27

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund (continued)
Common Stocks - 64.7% (continued)	Shares	Value ($)
Insurance - 1.8% (continued)
Chubb	1,356		156,659
Cincinnati Financial	1,410		89,027
Hartford Financial Services Group	67,045		2,823,935
Lincoln National	2,076		75,836
Marsh & McLennan Cos.	7,356		419,660
MetLife	6,757		267,307
Prudential Financial	1,076		71,113
Travelers	4,791		515,128
			6,048,582
Materials - 2.3%
Air Products & Chemicals	3,487		461,923
Alcoa	14,925	[a]	133,280
CF Industries Holdings	2,460		89,692
Dow Chemical	53,386		2,595,093
E.I. du Pont de Nemours & Co.	8,041		489,456
Ecolab	2,980		305,599
FMC	5,880		221,323
Freeport-McMoRan	25,405	[a]	193,840
International Flavors & Fragrances	2,310		238,600
International Paper	2,004		71,543
LyondellBasell Industries, Cl. A	3,266		261,966
Monsanto	7,141		642,619
Mosaic	3,850		102,602
Newmont Mining	6,295		162,600
Nucor	1,060		41,700
Owens-Illinois	3,930	[b]	58,793
PPG Industries	4,666		450,409
Praxair	3,437		349,852
Sherwin-Williams	1,290		348,945
Vulcan Materials	3,429		337,859
			7,557,694
Media - 2.9%
CBS, Cl. B	1,149		55,589
Comcast, Cl. A	75,871		4,380,033
Discovery Communications, Cl. A	1,955	[b]	48,875
Omnicom Group	820		63,804
Time Warner	37,592		2,488,590
Time Warner Cable	3,688		703,892
Twenty-First Century Fox, Cl. A	4,796		129,588
Walt Disney	18,040		1,723,181
			9,593,552
Pharmaceuticals, Biotechnology & Life Sciences - 6.5%
AbbVie	12,108		661,218
Agilent Technologies	49,550		1,850,693
Alexion Pharmaceuticals	1,150	[b]	161,920
Allergan	8,680	[b]	2,518,155
Amgen	6,369		906,181
Baxalta	2,915		112,286

BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund (continued)
Common Stocks - 64.7% (continued)	Shares	Value ($)
Pharmaceuticals, Biotechnology & Life Sciences - 6.5% (continued)
Biogen	2,909	[b]	754,653
Bristol-Myers Squibb	17,152		1,062,223
Celgene	11,381	[b]	1,147,546
Eli Lilly & Co.	9,686		697,392
Endo International	1,170	[b]	48,918
Gilead Sciences	17,306		1,509,948
Illumina	528	[b]	79,327
Johnson & Johnson	62,661		6,592,564
Mallinckrodt	646	[b]	42,009
Merck & Co.	19,251		966,593
Mettler-Toledo International	1,140	[b]	358,997
Mylan	1,890	[b]	85,182
Perrigo	354		44,693
Pfizer	44,543		1,321,591
Regeneron Pharmaceuticals	252	[b]	96,773
Thermo Fisher Scientific	4,740		612,361
			21,631,223
Real Estate - 1.1%
American Tower	2,360	[c]	217,592
AvalonBay Communities	2,636	[c]	452,443
Crown Castle International	2,870	[c]	248,255
Equinix	373	[c]	113,276
Equity Residential	6,437	[c]	479,492
General Growth Properties	10,720	[c]	295,014
Iron Mountain	7,405	[c]	217,559
Kimco Realty	13,000	[c]	347,750
Macerich	1,470	[c]	116,248
Public Storage	61	[c]	15,219
Simon Property Group	1,672	[c]	317,229
SL Green Realty	2,005	[c]	176,801
Ventas	3,150	[c]	175,360
Weyerhaeuser	14,470	[c]	375,931
			3,548,169
Retailing - 3.7%
Amazon.com	6,617	[b]	3,656,025
Dollar Tree	5,134	[b]	412,003
eBay	2,742	[b]	65,260
Genuine Parts	949		85,552
Home Depot	11,673		1,448,853
Kohl's	1,095		51,104
L Brands	2,529	[a]	214,434
Lowe's	38,847		2,623,338
Macy's	1,854		80,111
Netflix	3,234	[a,b]	302,088
Nordstrom	3,550	[a]	182,186
O'Reilly Automotive	1,734	[b]	451,395
Priceline Group	503	[b]	636,401
Ross Stores	4,413		242,627

28

BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund (continued)
Common Stocks - 64.7% (continued)	Shares	Value ($)
Retailing - 3.7% (continued)
Target	1,870		146,701
The TJX Companies	16,517		1,223,910
Tractor Supply	3,806		321,873
			12,143,861
Semiconductors & Semiconductor Equipment - 1.7%
Analog Devices	1,503		79,644
Applied Materials	5,935		111,993
Broadcom	20,920		2,802,652
Intel	40,102		1,186,618
Lam Research	4,510		330,583
Micron Technology	6,870	[b]	73,028
NVIDIA	13,595		426,339
Texas Instruments	12,854		681,519
Xilinx	1,834		86,601
			5,778,977
Software & Services - 9.0%
Accenture, Cl. A	5,305		531,879
Adobe Systems	11,732	[b]	998,980
Alphabet, Cl. A	2,687	[b]	1,927,170
Alphabet, Cl. C	2,688	[b]	1,875,606
Autodesk	3,025	[b]	156,513
Automatic Data Processing	10,122		857,232
Cognizant Technology Solutions, Cl. A	10,632	[b]	605,811
Facebook, Cl. A	49,895	[b]	5,334,773
Fiserv	4,532	[b]	433,395
International Business Machines	4,857		636,413
Intuit	2,117		204,587
Jack Henry & Associates	4,480		368,435
MasterCard, Cl. A	14,383		1,250,170
Microsoft	116,048		5,904,522
Oracle	26,000		956,280
Paychex	15,194		780,820
PayPal Holdings	3,322		126,701
salesforce.com	47,328	[b]	3,206,472
ServiceNow	33,570	[b]	1,846,014
Visa, Cl. A	18,845		1,364,190
Western Union	4,157		75,907
Yahoo!	15,247	[b]	484,702
			29,926,572
Technology Hardware & Equipment - 3.3%
Amphenol, Cl. A	12,654		671,548
Apple	45,549		4,404,133
Cisco Systems	60,537		1,584,859
Corning	16,020		293,166
EMC	5,402		141,154
Hewlett Packard Enterprise	21,518		285,544
HP	20,128		215,168
Motorola Solutions	878		64,524

BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund (continued)
Common Stocks - 64.7% (continued)	Shares	Value ($)
Technology Hardware & Equipment - 3.3% (continued)
NetApp	2,965		73,651
Palo Alto Networks	17,995	[b]	2,605,496
QUALCOMM	6,347		322,364
SanDisk	3,190		230,509
Seagate Technology	2,930	[a]	91,885
Western Digital	735		31,995
			11,015,996
Telecommunication Services - 1.2%
AT&T	41,738		1,542,219
CenturyLink	13,250		405,317
Frontier Communications	36,960	[a]	199,954
TE Connectivity	3,710		211,173
Verizon Communications	28,600		1,450,878
			3,809,541
Transportation - .9%
CH Robinson Worldwide	1,155		80,654
CSX	7,713		186,192
Delta Air Lines	3,995		192,719
Expeditors International of Washington	7,370		337,399
FedEx	2,909		398,184
Kansas City Southern	1,865		152,389
Norfolk Southern	1,862		136,243
Ryder System	1,780		100,962
Southwest Airlines	11,105		465,855
Union Pacific	7,606		599,809
United Parcel Service, Cl. B	3,923		378,766
			3,029,172
Utilities - 1.4%
AES	11,440		112,112
AGL Resources	1,550		100,208
American Electric Power	2,915		180,001
CenterPoint Energy	12,855		239,489
CMS Energy	8,781		347,376
Dominion Resources	4,433		309,955
DTE Energy	660		55,519
Duke Energy	2,761		205,087
Eversource Energy	7,290		395,847
Exelon	9,445		297,423
NextEra Energy	5,805		654,920
NiSource	10,190		218,881
NRG Energy	7,975		85,970
Pinnacle West Capital	4,130		284,268
SCANA	1,735		112,810
Sempra Energy	4,585		442,498
Southern	1,708		82,291
Xcel Energy	10,635		420,508
			4,545,163
Total Common Stocks (cost $150,934,453)			214,345,167

29

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund (continued)
Other Investment - 35.4%	Shares		Value ($)
Registered Investment Company;
BNY Mellon Income Stock Fund, Cl. M	5,123,927	[d]	39,300,519
Dreyfus Institutional Preferred Plus Money Market Fund	2,292,092	[e]	2,292,092
Dreyfus Research Growth Fund, Cl. Y	2,800,058	[d]	36,176,756
Dreyfus Strategic Value Fund, Cl. Y	1,266,761	[d]	39,522,956
(cost $125,730,435)			117,292,323
Investment of Cash Collateral for Securities Loaned - .6%
Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund (cost $1,944,242)	1,944,242	[e]	1,944,242
Total Investments (cost $278,609,130)	100.7%		333,581,732
Liabilities, Less Cash and Receivables	(.7%)		(2,194,199)
Net Assets	100.0%		331,387,533

a Security, or portion thereof, on loan. At February 29, 2016, the value of the fund’s securities on loan was $4,180,145 and the value of the collateral held by the fund was $4,300,665, consisting of cash collateral of $1,944,242 and U.S. Government & Agency securities valued at $2,356,423.

b Non-income producing security.

c Investment in real estate investment trust.

d Investment in affiliated mutual fund.

e Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †	Value (%)
Mutual Funds: Domestic	34.7
Software & Services	9.0
Pharmaceuticals, Biotechnology & Life Sciences	6.5
Capital Goods	5.8
Energy	4.4
Food, Beverage & Tobacco	4.4
Diversified Financials	3.9
Retailing	3.7
Health Care Equipment & Services	3.3
Technology Hardware & Equipment	3.3
Media	2.9
Banks	2.7
Materials	2.3
Insurance	1.8
Semiconductors & Semiconductor Equipment	1.7
Utilities	1.4
Money Market Investments	1.3
Telecommunication Services	1.2
Food & Staples Retailing	1.1
Household & Personal Products	1.1
Real Estate	1.1
Consumer Services	1.0
Transportation	.9
Consumer Durables & Apparel	.7
Automobiles & Components	.3
Commercial & Professional Services	.2
100.7

† Based on net assets.

See notes to financial statements.

30

BNY Mellon Income Stock Fund
Common Stocks - 97.3%	Shares		Value ($)
Banks - 13.7%
JPMorgan Chase & Co.	762,723		42,941,305
PNC Financial Services Group	358,833		29,176,711
U.S. Bancorp	889,719		34,271,976
Wells Fargo & Co.	446,586		20,953,815
			127,343,807
Capital Goods - 5.2%
Honeywell International	132,423		13,421,071
Raytheon	200,548		24,837,870
United Technologies	105,555		10,198,724
			48,457,665
Consumer Services - 3.2%
Carnival	322,034		15,444,751
McDonald's	123,754		14,502,731
			29,947,482
Diversified Financials - 2.8%
Goldman Sachs Group	93,851		14,033,540
Invesco	441,076		11,794,372
			25,827,912
Energy - 9.2%
California Resources	67,041		37,684
Occidental Petroleum	713,210		49,083,112
Phillips 66	189,558		15,049,010
Schlumberger	298,740		21,425,633
			85,595,439
Food, Beverage & Tobacco - 11.5%
Coca-Cola	644,490		27,796,854
ConAgra Foods	405,678		17,062,817
Kellogg	268,229		19,854,311
Molson Coors Brewing, Cl. B	163,054		13,903,615
PepsiCo	194,387		19,014,936
Philip Morris International	101,990		9,284,150
			106,916,683
Health Care Equipment & Services - 2.1%
Medtronic	125,933		9,745,955
UnitedHealth Group	82,720		9,851,952
			19,597,907
Insurance - 6.2%
Chubb	256,849		29,673,765
Prudential Financial	429,195		28,365,497
			58,039,262
Materials - 3.4%
CF Industries Holdings	322,678		11,764,840
Dow Chemical	404,818		19,678,203
			31,443,043
Media - 5.7%
Cinemark Holdings	419,733		13,893,162
Omnicom Group	507,183		39,463,909
			53,357,071

BNY Mellon Income Stock Fund (continued)
Common Stocks - 97.3% (continued)	Shares	Value ($)
Pharmaceuticals, Biotechnology & Life Sciences - 8.1%
Bristol-Myers Squibb	209,345		12,964,736
Eli Lilly & Co.	143,707		10,346,904
Merck & Co.	279,508		14,034,097
Pfizer	1,275,876		37,855,241
			75,200,978
Real Estate - 2.7%
Communications Sales & Leasing	1,324,428		24,965,468
Retailing - 1.1%
Staples	1,026,932		9,704,507
Semiconductors & Semiconductor Equipment - 4.6%
Applied Materials	670,783		12,657,675
Microchip Technology	409,326	[a]	18,210,914
Texas Instruments	225,397		11,950,549
			42,819,138
Technology Hardware & Equipment - 7.4%
Apple	261,954		25,328,332
Cisco Systems	1,665,130		43,593,103
			68,921,435
Telecommunication Services - 8.1%
AT&T	1,216,151		44,936,780
Vodafone Group, ADR	1,011,985		30,764,344
			75,701,124
Utilities - 2.3%
NRG Yield, Cl. C	1,626,721	[a]	21,261,243
Total Common Stocks (cost $852,850,490)			905,100,164
Preferred Stocks - 1.3%
Utilities - 1.3%
Nextera Energy (cost $11,066,797)	207,810		12,098,698
Other Investment - 1.3%
Registered Investment Company;
Dreyfus Institutional Preferred Plus Money Market Fund (cost $12,426,719)	12,426,719	[b]	12,426,719
Investment of Cash Collateral for Securities Loaned - 3.1%
Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund (cost $29,245,014)	29,245,014	[b]	29,245,014
Total Investments (cost $905,589,020)	103.0%		958,870,595
Liabilities, Less Cash and Receivables	(3.0%)		(28,226,076)
Net Assets	100.0%		930,644,519

ADR—American Depository Receipt

a Security, or portion thereof, on loan. At February 29, 2016, the value of the fund’s securities on loan was $28,735,716 and the value of the collateral held by the fund was $29,245,014.

b Investment in affiliated money market mutual fund.

31

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Portfolio Summary (Unaudited) †	Value (%)
Banks	13.7
Food, Beverage & Tobacco	11.5
Energy	9.2
Pharmaceuticals, Biotechnology & Life Sciences	8.1
Telecommunication Services	8.1
Technology Hardware & Equipment	7.4
Insurance	6.2
Media	5.7
Capital Goods	5.2
Semiconductors & Semiconductor Equipment	4.6
Money Market Investments	4.4
Utilities	3.6
Materials	3.4
Consumer Services	3.2
Diversified Financials	2.8
Real Estate	2.7
Health Care Equipment & Services	2.1
Retailing	1.1
103.0

† Based on net assets.

See notes to financial statements.

32

BNY Mellon Mid Cap Multi-Strategy Fund
Common Stocks - 98.2%	Shares		Value ($)
Automobiles & Components - 1.0%
BorgWarner	38,045		1,243,311
Delphi Automotive	27,755		1,850,703
Gentex	362,952		5,284,581
Goodyear Tire & Rubber	36,015		1,084,772
Harley-Davidson	66,390	[a]	2,866,056
Lear	46,767		4,739,835
Tenneco	84,128	[b]	3,829,507
Thor Industries	12,105		670,375
Visteon	7,915		553,417
			22,122,557
Banks - 3.4%
BB&T	148,792		4,785,151
BOK Financial	13,595	[a]	664,388
CIT Group	19,940		594,411
Cullen/Frost Bankers	21,895	[a]	1,049,427
East West Bancorp	208,038		6,234,899
Fifth Third Bancorp	448,311		6,841,226
First Horizon National	81,485		979,450
First Niagara Financial Group	133,540		1,233,910
First Republic Bank	215,445		13,258,485
Huntington Bancshares	541,631		4,739,271
KeyCorp	77,730		820,051
M&T Bank	19,829		2,033,464
New York Community Bancorp	66,095		1,000,017
People's United Financial	94,455	[a]	1,379,988
Popular	24,215		641,698
Regions Financial	165,525		1,244,748
Signature Bank	84,738	[b]	10,977,808
SunTrust Banks	185,696		6,161,393
SVB Financial Group	11,256	[b]	1,000,096
TCF Financial	33,090		375,241
Webster Financial	200,781		6,748,249
Zions Bancorporation	50,215		1,070,584
			73,833,955
Capital Goods - 9.2%
Acuity Brands	24,569		5,145,486
AECOM	35,005	[b]	961,237
Allegion	161,861		10,197,243
AMETEK	41,382		1,920,539
B/E Aerospace	17,250		752,445
Beacon Roofing Supply	50,411	[b]	1,819,837
BWX Technologies	174,386		5,562,913
Chicago Bridge & Iron Co.	19,843		665,534
Curtiss-Wright	29,637		2,092,076
Donaldson	40,700	[a]	1,149,368
Dover	24,330		1,478,777
Fastenal	126,237	[a]	5,717,274
Fluor	44,211		2,035,474
Fortune Brands Home & Security	28,990	[a]	1,455,878
HD Supply Holdings	447,033	[b]	12,423,047

BNY Mellon Mid Cap Multi-Strategy Fund (continued)
Common Stocks - 98.2% (continued)	Shares	Value ($)
Capital Goods - 9.2% (continued)
Hubbell	158,991		15,797,346
Huntington Ingalls Industries	44,920		5,887,215
IDEX	76,411		5,743,051
Ingersoll-Rand	309,749		17,209,654
Joy Global	58,325		753,559
L-3 Communications Holdings	14,120		1,656,417
Lincoln Electric Holdings	12,945		706,409
Masco	291,206		8,212,009
Middleby	53,744	[b]	4,976,694
MSC Industrial Direct Cl. A	7,400		514,892
Nordson	113,754		8,152,749
NOW	19,230	[b]	311,141
Orbital ATK	7,695		644,533
Owens Corning	21,075		904,539
PACCAR	35,355		1,820,782
Parker Hannifin	30,179		3,054,115
Pentair	15,205		725,431
Quanta Services	27,775	[b]	563,555
Raytheon	17,250		2,136,412
Regal Beloit	172,958		9,440,048
Rockwell Automation	13,159		1,369,720
Rockwell Collins	20,250		1,773,292
Roper Technologies	36,962		6,207,029
Snap-on	63,310		9,159,058
SolarCity	8,425	[a,b]	155,273
Stanley Black & Decker	65,417		6,149,852
Terex	28,585		639,732
Textron	291,550		9,956,432
Timken	87,533		2,611,109
TransDigm Group	8,200	[b]	1,751,356
Trinity Industries	20,380		322,819
Triumph Group	11,410		347,549
United Rentals	18,115	[b]	934,191
W.W. Grainger	3,944	[a]	855,454
WABCO Holdings	32,801	[b]	3,093,134
Wabtec	53,666		3,788,820
WESCO International	61,184	[b]	2,695,155
Xylem	189,178		7,077,149
			201,474,803
Commercial & Professional Services - 2.4%
Avery Dennison	68,626		4,468,925
Cintas	21,340		1,792,347
Copart	354,086	[b]	13,366,746
Dun & Bradstreet	9,890		947,363
IHS, Cl. A	39,364	[b]	4,093,462
Manpowergroup	66,431		5,144,417
Pitney Bowes	41,880		758,866
R.R. Donnelley & Sons	37,630	[a]	571,223
Republic Services	35,910		1,641,087
Robert Half International	160,501		6,322,134

33

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Mid Cap Multi-Strategy Fund (continued)
Common Stocks - 98.2% (continued)	Shares	Value ($)
Commercial & Professional Services - 2.4% (continued)
Stericycle	37,488	[b]	4,271,008
Tyco International	26,810		943,176
Verisk Analytics	87,155	[b]	6,348,370
Waste Connections	32,215		1,986,699
			52,655,823
Consumer Durables & Apparel - 3.8%
Brunswick	83,848		3,566,894
Carter's	51,606		5,244,718
Coach	33,095		1,288,719
D.R. Horton	38,970		1,041,278
Fossil Group	17,905	[a,b]	839,924
Garmin	22,545	[a]	913,298
GoPro, Cl. A	17,935	[a,b]	213,068
Hanesbrands	51,440		1,465,526
Harman International Industries	6,664		510,996
Hasbro	14,850		1,126,669
Jarden	224,249	[b]	11,858,287
Kate Spade & Company	392,453	[a,b]	7,778,418
Leggett & Platt	22,780		1,017,355
Lennar, Cl. A	10,685		448,129
Lululemon Athletica	12,470	[b]	782,243
Mattel	62,110		2,019,817
Michael Kors Holdings	23,660	[b]	1,340,339
Mohawk Industries	4,205	[b]	755,765
Newell Rubbermaid	169,052	[a]	6,425,667
NVR	780	[b]	1,276,860
Polaris Industries	42,701	[a]	3,753,845
PulteGroup	29,770		511,746
PVH	200,865		15,898,465
Ralph Lauren	6,706		608,637
Toll Brothers	36,860	[b]	1,011,807
TopBuild	8,613	[b]	232,379
Tupperware Brands	8,250	[a]	412,170
Under Armour, Cl. A	100,295	[a,b]	8,393,689
Whirlpool	8,340		1,295,369
			82,032,077
Consumer Services - 1.5%
ARAMARK	37,605		1,181,549
Brinker International	14,600		727,080
Chipotle Mexican Grill	3,282	[a,b]	1,671,063
Darden Restaurants	22,030		1,407,276
Dunkin' Brands Group	3,160	[a]	147,193
Hilton Worldwide Holdings	59,135		1,228,825
Houghton Mifflin Harcourt	205,581	[b]	3,866,979
Hyatt Hotels, Cl. A	11,430	[a,b]	527,495
Marriott International, Cl. A	21,730	[a]	1,480,899
MGM Resorts International	60,420	[b]	1,143,751
Norwegian Cruise Line Holdings	13,395	[b]	658,096
Panera Bread, Cl. A	63,186	[b]	13,092,139

BNY Mellon Mid Cap Multi-Strategy Fund (continued)
Common Stocks - 98.2% (continued)	Shares	Value ($)
Consumer Services - 1.5% (continued)
Royal Caribbean Cruises	18,510		1,376,589
Service Corporation International	35,860		843,427
Starwood Hotels & Resorts Worldwide	18,750	[c]	1,295,812
Wyndham Worldwide	13,420		977,513
Wynn Resorts	13,225	[a]	1,090,798
			32,716,484
Diversified Financials - 9.0%
Affiliated Managers Group	33,590	[b]	4,658,597
Ally Financial	186,823	[b]	3,284,348
Ameriprise Financial	22,696		1,905,329
CBOE Holdings	117,307		7,331,687
Charles Schwab	71,803		1,798,665
Discover Financial Services	85,181		3,954,102
E*TRADE Financial	810,185	[b]	19,006,940
Equifax	147,663		15,486,895
H&R Block	47,660		1,567,061
Intercontinental Exchange	69,724		16,626,385
Invesco	64,835		1,733,688
Legg Mason	32,005		914,063
Leucadia National	1,185,446		17,129,695
LPL Financial Holdings	10,910	[a]	220,709
McGraw-Hill Financial	33,961		3,047,660
Moody's	48,149		4,275,631
Nasdaq	30,140		1,907,561
Navient	266,498		2,886,173
Northern Trust	25,145		1,493,110
Principal Financial Group	32,030		1,211,054
Raymond James Financial	647,536		28,387,978
SEI Investments	89,079		3,400,145
SLM	2,758,243	[b]	16,108,139
State Street	34,967		1,915,492
Synchrony Financial	667,381	[b]	17,985,918
T. Rowe Price Group	27,950		1,931,624
TD Ameritrade Holding	607,308		17,356,863
			197,525,512
Energy - 2.9%
Anadarko Petroleum	20,052		760,973
Antero Resources	28,850	[a,b]	659,222
Bristow Group	51,632	[a]	785,323
Cabot Oil & Gas	19,620		394,951
Cameron International	40,190	[b]	2,634,856
Cheniere Energy	202,840	[b]	7,251,530
Cimarex Energy	54,707	[a]	4,597,029
Cobalt International Energy	29,380	[b]	78,151
Columbia Pipeline Group	42,260		767,019
Concho Resources	17,823	[b]	1,608,348
CONSOL Energy	4,525	[a]	39,051
Diamond Offshore Drilling	27,155	[a]	543,372
Diamondback Energy	67,707	[b]	4,824,124
Energen	136,996		3,627,654

34

BNY Mellon Mid Cap Multi-Strategy Fund (continued)
Common Stocks - 98.2% (continued)	Shares	Value ($)
Energy - 2.9% (continued)
Ensco	61,855		536,283
EQT	67,790		3,778,615
FMC Technologies	7,805	[b]	191,457
Gulfport Energy	154,404	[b]	3,705,696
Helmerich & Payne	25,640	[a]	1,358,151
Hess	19,235		838,646
HollyFrontier	25,495		862,241
Kosmos Energy	83,668	[b]	408,300
Marathon Oil	141,630		1,162,782
Marathon Petroleum	92,803		3,178,503
National Oilwell Varco	25,380	[a]	742,873
Newfield Exploration	26,800	[b]	729,764
Noble Energy	62,905		1,855,697
Oceaneering International	12,065		333,235
ONEOK	43,380		1,041,120
Parsley Energy, Cl. A	165,116	[b]	3,034,832
Pioneer Natural Resources	12,453		1,500,960
Range Resources	30,220	[a]	717,121
RSP Permian	77,560	[a,b]	1,854,460
Seadrill	112,115	[a,b]	251,138
Tesoro	55,883		4,508,640
Weatherford International	127,765	[b]	817,696
Western Refining	53,522		1,427,432
World Fuel Services	13,365		625,616
WPX Energy	100,855	[a,b]	414,514
			64,447,375
Exchange-Traded Funds - 1.9%
iShares Russell Mid-Cap Growth ETF	237,900		20,518,875
PowerShares QQQ Trust	143,069	[a]	14,664,572
SPDR S&P MidCap 400 ETF Trust	25,588	[a]	6,216,349
			41,399,796
Food & Staples Retailing - .3%
Rite Aid	144,300	[b]	1,147,185
Sprouts Farmers Markets	28,375	[a,b]	808,120
Sysco	51,235		2,261,001
Whole Foods Market	42,600		1,333,806
			5,550,112
Food, Beverage & Tobacco - 3.1%
Archer-Daniels-Midland	287,634		10,055,685
Brown-Forman, Cl. B	16,455	[a]	1,620,324
Bunge	16,310		810,933
Campbell Soup	18,170	[a]	1,121,997
Coca-Cola Enterprises	92,079		4,466,752
ConAgra Foods	51,890		2,182,493
Constellation Brands, Cl. A	42,436		6,001,723
Dr. Pepper Snapple Group	22,700		2,077,731
Hain Celestial Group	98,271	[b]	3,633,079
Hershey	12,140		1,103,405
Hormel Foods	8,840		375,788
Ingredion	18,750		1,897,875

BNY Mellon Mid Cap Multi-Strategy Fund (continued)
Common Stocks - 98.2% (continued)	Shares	Value ($)
Food, Beverage & Tobacco - 3.1% (continued)
J.M. Smucker	43,752		5,581,443
Kellogg	14,360		1,062,927
Keurig Green Mountain	19,245		1,769,385
McCormick & Co.	25,710		2,397,715
Mead Johnson Nutrition	23,115		1,704,962
Molson Coors Brewing, Cl. B	120,295		10,257,555
Monster Beverage	15,695	[b]	1,969,722
Pilgrim's Pride	25,115	[a,b]	614,062
Tyson Foods, Cl. A	38,890		2,518,127
WhiteWave Foods, Cl. A	141,396	[b]	5,474,853
			68,698,536
Health Care Equipment & Services - 8.5%
Alere	14,850	[b]	791,505
Align Technology	245,177	[b]	16,189,037
Allscripts Healthcare Solutions	48,915	[b]	612,416
AmerisourceBergen	76,824		6,654,495
athenahealth	51,813	[a,b]	6,687,504
Becton Dickinson & Co.	22,762		3,356,257
Boston Scientific	1,282,002	[b]	21,768,394
Brookdale Senior Living	36,925	[b]	530,612
C.R. Bard	31,804		6,118,454
Cardinal Health	76,586		6,257,076
Centene	162,690	[b]	9,266,822
Cerner	111,089	[b]	5,672,204
Community Health Systems	5,203	[b]	78,669
Cooper	102,083		14,593,786
DaVita HealthCare Partners	51,899	[b]	3,423,777
DENTSPLY International	164,568		10,032,065
DexCom	7,355	[b]	478,516
Edwards Lifesciences	21,490	[b]	1,869,630
Envision Healthcare Holdings	20,845	[b]	458,382
Health Net	15,005	[b]	933,611
Henry Schein	13,220	[b]	2,187,249
Hill-Rom Holdings	11,425		529,549
Hologic	27,950	[b]	967,908
IDEXX Laboratories	36,077	[a,b]	2,639,393
IMS Health Holdings	181,761	[b]	4,685,799
Intuitive Surgical	3,543	[b]	1,994,922
Laboratory Corporation of America Holdings	110,423	[b]	12,128,862
MEDNAX	133,591	[b]	8,955,941
Quest Diagnostics	20,900		1,390,477
ResMed	22,965	[a]	1,306,938
Sirona Dental Systems	56,775	[b]	6,243,547
St. Jude Medical	85,196		4,574,173
STERIS	48,644	[a]	3,128,782
Tenet Healthcare	20,952	[b]	520,029
Universal Health Services, Cl. B	11,337		1,251,265
Varian Medical Systems	59,922	[a,b]	4,687,099
VCA	143,319	[b]	7,313,569

35

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Mid Cap Multi-Strategy Fund (continued)
Common Stocks - 98.2% (continued)	Shares	Value ($)
Health Care Equipment & Services - 8.5% (continued)
Veeva Systems, Cl. A	17,995	[a,b]	437,099
Zimmer Biomet Holdings	63,261		6,124,297
			186,840,110
Household & Personal Products - .5%
Avon Products	113,360		431,902
Church & Dwight	85,235		7,735,929
Clorox	9,593		1,212,747
Edgewell Personal Care	8,460		646,767
Energizer Holdings	7,565		294,581
Herbalife	7,145	[a,b]	391,189
			10,713,115
Insurance - 4.8%
Alleghany	10,540	[b]	4,890,349
Allstate	67,119		4,259,372
Aon	105,145		10,019,267
Arthur J. Gallagher & Co.	4,265		169,960
Assurant	115,563		8,216,529
Assured Guaranty	36,975		917,350
Cincinnati Financial	31,530		1,990,804
CNO Financial Group	118,231		2,060,766
Everest Re Group	8,640		1,608,163
FNF Group	723,015		23,845,035
Hartford Financial Services Group	53,315		2,245,628
Lincoln National	33,780		1,233,983
Loews	110,469		4,015,548
Markel	1,716	[b]	1,470,114
Marsh & McLennan	88,045		5,022,967
Old Republic International	79,145		1,408,781
PartnerRe	8,479		1,189,349
Progressive	80,350		2,564,772
Reinsurance Group of America	59,900		5,396,990
StanCorp Financial Group	15,265		1,753,948
Torchmark	46,583		2,385,981
Unum Group	237,461		6,774,762
Validus Holdings	21,155		950,071
W.R. Berkley	85,975		4,427,712
Willis Towers Watson	14,963		1,695,607
XL Group	112,207		3,857,677
			104,371,485
Materials - 4.4%
Airgas	8,680		1,228,394
Albemarle	23,695		1,332,133
Alcoa	170,645	[a]	1,523,860
Ashland	9,860		939,559
Ball	15,550		1,029,876
Bemis	25,965		1,274,103
Berry Plastics Group	50,838	[b]	1,582,587
Celanese, Ser. A	25,490		1,538,067
CF Industries Holdings	55,533		2,024,733

BNY Mellon Mid Cap Multi-Strategy Fund (continued)
Common Stocks - 98.2% (continued)	Shares	Value ($)
Materials - 4.4% (continued)
Crown Holdings	71,852	[b]	3,366,266
Eastman Chemical	21,885		1,403,923
FMC	20,965		789,123
Freeport-McMoRan	48,415	[a]	369,406
GCP Applied Technologies	11,035	[a,b]	195,651
Graphic Packaging Holding	574,008		7,077,519
International Flavors & Fragrances	15,553		1,606,469
International Paper	51,690		1,845,333
Martin Marietta Materials	8,904		1,269,888
Methanex	39,176	[a]	1,240,704
Mosaic	625,841		16,678,663
Newmont Mining	306,456		7,915,758
Nucor	40,615		1,597,794
Owens-Illinois	25,885	[b]	387,240
Packaging Corporation of America	63,443		3,076,985
PolyOne	54,824		1,475,287
PPG Industries	20,294		1,958,980
Reliance Steel & Aluminum	16,000		974,240
Royal Gold	9,890		458,599
Scotts Miracle-Gro, Cl. A	95,777		6,610,529
Sealed Air	29,615		1,354,294
Sherwin-Williams	7,521		2,034,431
Sonoco Products	25,750		1,125,275
Steel Dynamics	152,499		2,773,957
Valspar	118,652		9,283,332
Vulcan Materials	16,935		1,668,606
W.R. Grace & Co.	11,035	[b]	758,546
WestRock	15,151		511,649
Yamana Gold	1,671,874		4,748,122
			97,029,881
Media - 2.2%
AMC Networks, Cl. A	14,915	[b]	977,529
Cablevision Systems, Cl. A	26,225		853,099
CBS, Cl. B	292,338		14,143,312
Charter Communications, Cl. A	7,085	[a,b]	1,272,183
Cinemark Holdings	23,625		781,987
Discovery Communications, Cl. A	22,600	[b]	565,000
Discovery Communications, Cl. C	28,435	[b]	700,923
Gannet Company	32,422		494,760
IMAX	199,971	[b]	5,901,144
Interpublic Group of Companies	78,825		1,686,067
John Wiley & Sons, Cl. A	17,995		783,322
Liberty Broadband, Cl. A	2,552	[b]	128,340
Liberty Broadband, Cl. C	8,505	[b]	428,397
Liberty Media, Cl. A	10,210	[b]	363,680
Liberty Media, Cl. C	34,775	[b]	1,213,647
Lions Gate Entertainment	162,199	[a]	3,422,399
Nielsen Holdings	41,165		2,072,246
Omnicom Group	92,963		7,233,451
Sinclair Broadcast Group, Cl. A	68,403		2,111,601

36

BNY Mellon Mid Cap Multi-Strategy Fund (continued)
Common Stocks - 98.2% (continued)	Shares	Value ($)
Media - 2.2% (continued)
Sirius XM Holdings	34,570	[a,b]	128,600
Starz, Cl. A	29,154	[b]	734,389
TEGNA	44,295		1,091,429
			47,087,505
Pharmaceuticals, Biotechnology & Life Sciences - 4.2%
Agilent Technologies	235,784		8,806,532
Akorn	317,469	[a,b]	8,441,501
Alkermes	19,275	[b]	622,004
Alnylam Pharmaceuticals	11,595	[b]	679,119
BioMarin Pharmaceutical	19,614	[b]	1,605,798
Bio-Techne	8,015		688,008
Bruker	95,020		2,468,620
Charles River Laboratories International	9,595	[b]	704,561
Endo International	28,225	[b]	1,180,087
ICON	71,355	[b]	5,077,622
Illumina	27,122	[b]	4,074,809
Incyte	19,105	[b]	1,404,217
Ionis Pharmaceuticals	18,865	[a,b]	651,974
Jazz Pharmaceuticals	135,090	[b]	16,424,242
Mallinckrodt	5,340	[b]	347,260
Medivation	24,698	[b]	883,447
Mettler-Toledo International	3,643	[b]	1,147,217
Mylan	117,568	[b]	5,298,790
PAREXEL International	62,696	[a,b]	3,679,628
Perrigo	89,041		11,241,426
Puma Biotechnology	825	[b]	36,944
QIAGEN	39,220	[b]	827,934
Seattle Genetics Inc	12,510	[a,b]	377,677
United Therapeutics	6,172	[b]	752,614
Vertex Pharmaceuticals	119,340	[b]	10,202,377
Waters	14,200	[b]	1,708,402
Zoetis	53,915		2,213,750
			91,546,560
Real Estate - 5.5%
American Assets Trust	48,885	[c]	1,813,145
American Capital Agency	17,115	[c]	309,268
American Homes 4 Rent, Cl. A	128,426	[a,c]	1,797,964
Annaly Capital Management	37,560	[c]	380,483
Apartment Investment & Management, Cl. A	32,810	[c]	1,201,174
Apple Hospitality REIT	38,515		732,170
AvalonBay Communities	12,985	[c]	2,228,745
Boston Properties	67,018	[c]	7,649,435
Camden Property Trust	19,290	[c]	1,441,735
CBRE Group, Cl. A	246,495	[b]	6,263,438
Communications Sales & Leasing	13,165		248,160
Corrections Corporation of America	7,549	[c]	218,393
Crown Castle International	33,260	[c]	2,876,990
Digital Realty Trust	25,055	[c]	1,981,099
Douglas Emmett	105,325	[c]	2,826,923

BNY Mellon Mid Cap Multi-Strategy Fund (continued)
Common Stocks - 98.2% (continued)	Shares	Value ($)
Real Estate - 5.5% (continued)
Equinix	5,897	[a,c]	1,790,860
Equity Commonwealth	50,205	[b,c]	1,336,959
Equity Lifestyle Properties	29,360	[c]	2,059,898
Equity Residential	87,776	[c]	6,538,434
Essex Property Trust	22,409	[c]	4,689,756
Extra Space Storage	105,216	[c]	8,643,494
Federal Realty Investment Trust	6,345	[c]	939,441
Forest City Realty Trust	28,360		528,914
Four Corners Property Trust	13,673		224,374
General Growth Properties	115,332	[c]	3,173,937
HCP	50,185	[a,c]	1,484,472
Healthcare Trust of America, Cl. A	40,030		1,113,234
Hospitality Properties Trust	39,145	[c]	950,441
Host Hotels & Resorts	105,409	[c]	1,613,812
Iron Mountain	42,213	[c]	1,240,218
Jones Lang LaSalle	6,309		643,960
Kilroy Realty	25,289	[c]	1,372,434
Kimco Realty	274,278	[c]	7,336,936
Macerich	65,294	[c]	5,163,450
MFA Financial	145,910	[c]	993,647
Omega Healthcare Investors	28,465	[a,c]	912,588
Prologis	44,785	[c]	1,722,431
Rayonier	39,619	[c]	864,883
Realty Income	44,600	[a,c]	2,610,884
Regency Centers	88,727	[c]	6,262,352
SL Green Realty	76,531	[c]	6,748,504
Spirit Realty Capital	101,515	[c]	1,085,195
Starwood Property Trust	15,340	[c]	269,064
Taubman Centers	10,310	[c]	730,154
Two Harbors Investment	104,110		806,852
UDR	56,260	[c]	1,931,406
Ventas	35,710	[c]	1,987,976
VEREIT	120,780		968,656
Vornado Realty Trust	20,080	[c]	1,734,109
Weingarten Realty Investors	42,625	[c]	1,501,679
Welltower	36,595	[c]	2,334,029
Weyerhaeuser	92,887	[c]	2,413,204
WP Carey	9,295		526,934
			119,218,693
Retailing - 6.4%
Advance Auto Parts	12,860		1,908,938
AutoZone	3,708	[b]	2,872,106
Bed Bath & Beyond	21,635	[a,b]	1,037,398
Best Buy	98,243		3,182,091
CarMax	24,720	[a,b]	1,143,547
Dollar General	29,900		2,220,075
Dollar Tree	26,419	[b]	2,120,125
eBay	66,073	[b]	1,572,537
Expedia	131,779		13,719,512
Foot Locker	30,885		1,930,312

37

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Mid Cap Multi-Strategy Fund (continued)
Common Stocks - 98.2% (continued)	Shares	Value ($)
Retailing - 6.4% (continued)
GameStop, Cl. A	17,020	[a]	524,556
Genuine Parts	13,910		1,253,986
GNC Holdings, Cl. A	8,005		227,982
Kohl's	31,465		1,468,472
L Brands	23,040	[a]	1,953,562
Liberty Interactive, Cl. A	417,108	[b]	10,586,201
Liberty Ventures, Ser. A	21,951	[b]	805,382
LKQ	670,686	[b]	18,510,934
Macy's	32,035		1,384,232
Murphy USA	14,322	[b]	912,168
Nordstrom	3,425	[a]	175,771
Office Depot	63,105	[b]	320,573
O'Reilly Automotive	38,171	[b]	9,936,675
Ross Stores	38,475		2,115,355
Sally Beauty Holdings	407,011	[b]	12,853,407
Signet Jewelers	10,902		1,181,777
Staples	1,449,698		13,699,646
Tiffany & Co.	55,060		3,577,799
Tractor Supply	95,708		8,094,026
TripAdvisor	11,730	[b]	734,298
Ulta Salon Cosmetics & Fragrance	43,797	[b]	7,234,826
Williams-Sonoma	199,497		10,395,789
			139,654,058
Semiconductors & Semiconductor Equipment - 3.2%
Analog Devices	39,975		2,118,275
Applied Materials	146,620		2,766,719
Atmel	66,850		540,148
Broadcom	26,416		3,538,952
Cypress Semiconductor	75,745	[b]	604,445
FEI	163,676		13,297,038
KLA-Tencor	10,620		719,399
Lam Research	21,200	[a]	1,553,960
Linear Technology	41,710		1,819,390
Maxim Integrated Products	214,971		7,278,918
Mellanox Technologies	285,907	[b]	14,526,935
Microchip Technology	29,410	[a]	1,308,451
Microsemi	100,068	[b]	3,465,355
NVIDIA	53,210		1,668,666
ON Semiconductor	101,293	[b]	849,848
Qorvo	15,000	[a,b]	676,200
Skyworks Solutions	101,821		6,766,005
United Microelectronics, ADR	2,510,370		5,196,466
Xilinx	31,345		1,480,111
			70,175,281
Software & Services - 9.0%
Activision Blizzard	269,196		8,525,437
Akamai Technologies	133,347	[b]	7,196,738
Alliance Data Systems	19,844	[b]	4,169,820
Amdocs	121,937		6,921,144

BNY Mellon Mid Cap Multi-Strategy Fund (continued)
Common Stocks - 98.2% (continued)	Shares	Value ($)
Software & Services - 9.0% (continued)
ANSYS	130,205	[b]	10,809,619
Autodesk	28,790	[b]	1,489,595
Booz Allen Hamilton Holdings	307,936		8,499,034
Broadridge Financial Solutions	92,307		5,181,192
CA	49,905		1,461,717
CDK Global	12,250		549,903
Citrix Systems	21,120	[b]	1,492,128
Cognizant Technology Solutions, Cl. A	83,913	[b]	4,781,363
Computer Sciences	21,925		631,659
CoreLogic	93,676	[b]	3,240,253
CoStar Group	17,853	[b]	3,161,052
CSRA	22,595		586,340
DST Systems	17,520		1,832,242
Electronic Arts	46,965	[b]	3,017,032
Fidelity National Information Services	251,608		14,656,166
Fiserv	95,636	[b]	9,145,671
FleetCor Technologies	5,593	[b]	714,170
Fortinet	72,795	[b]	2,067,378
Gartner	74,715	[b]	6,156,516
Global Payments	47,816		2,914,385
IAC/InterActiveCorp	64,818		2,879,216
Intuit	150,760		14,569,446
j2 Global	32,371		2,365,673
Jack Henry & Associates	21,980		1,807,635
LinkedIn, Cl. A	12,245	[b]	1,434,992
Manhattan Associates	96,194	[b]	5,315,680
MAXIMUS	36,905		1,814,619
NetEase, ADR	18,378	[a]	2,473,863
NetSuite	6,560	[a,b]	396,355
Pandora Media	11,420	[b]	116,712
Paychex	182,545		9,380,988
Rackspace Hosting	16,250	[b]	349,863
Red Hat	87,544	[b]	5,721,001
Science Applications International	167,877		7,495,708
ServiceNow	21,145	[b]	1,162,764
Solera Holdings	15,175		845,247
Splunk	162,736	[b]	7,095,290
SS&C Technologies Holdings	7,950		463,406
Symantec	89,400		1,726,314
Synopsys	25,557	[b]	1,143,676
Total System Services	120,073		5,232,781
Twitter	69,310	[a,b]	1,255,897
Tyler Technologies	37,092	[b]	4,462,909
Ultimate Software Group	21,592	[b]	3,708,642
VeriSign	22,480	[a,b]	1,899,335
Western Union	28,295		516,667
Workday, Cl. A	9,680	[b]	585,156
Xerox	140,620		1,351,358
Yelp	19,825	[b]	401,258
			197,173,005

38

BNY Mellon Mid Cap Multi-Strategy Fund (continued)
Common Stocks - 98.2% (continued)	Shares	Value ($)
Technology Hardware & Equipment - 5.3%
3D Systems	42,720	[a,b]	455,822
Amphenol, Cl. A	396,904		21,063,695
Arista Networks	8,110	[a,b]	555,859
ARRIS International	4,315	[b]	103,085
Arrow Electronics	82,931	[b]	4,740,336
Avnet	93,818		3,860,611
EchoStar, Cl. A	15,495	[b]	692,626
F5 Networks	7,530	[b]	724,160
Flextronics International	257,673	[b]	2,798,329
FLIR Systems	484,773		15,008,572
Harris	70,202		5,477,160
Ingram Micro, Cl. A	133,976		4,796,341
Jabil Circuit	197,380		4,115,373
Juniper Networks	55,395		1,368,256
Keysight Technologies	453,001	[b]	11,818,796
Lexmark International, Cl. A	19,075		591,707
Lumentum Holdings	15,630	[b]	375,589
Motorola Solutions	25,235		1,854,520
NCR	23,405	[b]	546,741
NetApp	7,280		180,835
Palo Alto Networks	12,390	[b]	1,793,948
SanDisk	26,055		1,882,734
Seagate Technology	366,060	[a]	11,479,642
Teradata	7,830	[b]	195,359
Trimble Navigation	360,633	[b]	8,388,324
VeriFone Systems	17,130	[b]	409,236
Viavi Solutions	810,815	[b]	5,294,622
Western Digital	90,224		3,927,451
Zebra Technologies, Cl. A	15,545	[b]	960,370
			115,460,099
Telecommunication Services - .4%
CenturyLink	76,275		2,333,252
Frontier Communications	128,465	[a]	694,996
Level 3 Communications	33,337	[b]	1,618,511
SBA Communications, Cl. A	14,210	[b]	1,348,387
TE Connectivity	45,355		2,581,607
Telephone & Data Systems	22,325		596,524
Zayo Group Holdings	27,385	[b]	648,477
			9,821,754
Transportation - 1.3%
Alaska Air Group	18,760		1,386,364
CH Robinson Worldwide	132,030		9,219,655
Copa Holdings	8,535	[a]	521,147
Delta Air Lines	27,825		1,342,278
Expeditors International of Washington	27,280		1,248,878
Genesee & Wyoming, Cl. A	16,515	[b]	936,731
Hertz Global Holdings	5,195	[b]	44,158
J.B. Hunt Transport Services	60,997		4,653,461
Kansas City Southern	18,870		1,541,868
Landstar System	15,410		912,272

BNY Mellon Mid Cap Multi-Strategy Fund (continued)
Common Stocks - 98.2% (continued)	Shares	Value ($)
Transportation - 1.3% (continued)
Southwest Airlines	76,530		3,210,433
Spirit Airlines	11,200	[b]	534,800
United Continental Holdings	39,635	[b]	2,269,500
			27,821,545
Utilities - 4.0%
AES	149,620		1,466,276
AGL Resources	16,385		1,059,290
Alliant Energy	46,813		3,180,943
Ameren	120,294		5,647,803
American Electric Power	88,953		5,492,848
American Water Works	27,465		1,780,281
Aqua America	38,885		1,188,714
Calpine	408,712	[b]	5,133,423
CenterPoint Energy	12,660		235,856
CMS Energy	58,830		2,327,315
Consolidated Edison	22,755		1,593,078
DTE Energy	22,480		1,891,018
Edison International	131,497		8,962,836
Entergy	10,715		773,730
Eversource Energy	48,730		2,646,039
First Solar	10,390	[b]	746,729
FirstEnergy	141,164		4,724,759
Great Plains Energy	105,516		3,095,839
ITC Holdings	156,687		6,366,193
National Fuel Gas	7,975	[a]	364,298
NiSource	80,020		1,718,830
NRG Energy	65,635		707,545
OGE Energy	11,300		281,144
Pepco Holdings	60,380		1,580,748
PG&E	90,094		5,111,033
Pinnacle West Capital	27,865		1,917,948
Portland General Electric	81,019		3,082,773
PPL	55,880		1,955,241
Public Service Enterprise Group	40,220		1,715,785
Questar	37,960		940,269
SCANA	32,385		2,105,673
Sempra Energy	21,360		2,061,454
SunEdison	46,790	[a,b]	92,644
Vectren	31,400		1,429,328
WEC Energy Group	22,830		1,286,470
Westar Energy	44,721		1,943,575
Xcel Energy	42,585		1,683,811
			88,291,539
Total Common Stocks (cost $1,895,782,778)			2,147,661,660
Master Limited Partnerships - .1%
Diversified Financials - .1%
Blackstone Group LP (cost $1,660,777)	78,930		2,049,812

39

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Mid Cap Multi-Strategy Fund (continued)
Rights - .0%	Number of Rights		Value ($)
Food, Beverage & Tobacco - .0%
Safeway CVR--Casa Ley	30,090	[b]	0
Safeway CVR--PDC	30,090	[b]	0
			0
Health Care Equipment & Services - .0%
Community Health Systems (cost $2,051)	33,320	[b]	267
Total Rights (cost $2,051)			267
Other Investment - 1.4%	Shares		Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred Plus Money Market Fund (cost $31,879,631)	31,879,631	[d]	31,879,631
Investment of Cash Collateral for Securities Loaned - 2.8%
Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund (cost $60,325,214)	60,325,214	[d]	60,325,214
Total Investments (cost $1,989,650,451)	102.5%		2,241,916,584
Liabilities, Less Cash and Receivables	(2.5%)		(55,086,383)
Net Assets	100.0%		2,186,830,201

ADR—American Depository Receipt

ETF—Exchange-Traded Fund

LP—Limited Partnership

REIT—Real Estate Investment Trust

a Security, or portion thereof, on loan. At February 29, 2016, the value of the fund’s securities on loan was $111,977,176 and the value of the collateral held by the fund was $115,016,562, consisting of cash collateral of $60,325,214 and U.S. Government & Agency securities valued at $54,691,348.

b Non-income producing security.

c Investment in real estate investment trust.

d Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †	Value (%)
Capital Goods	9.2
Diversified Financials	9.1
Software & Services	9.0
Health Care Equipment & Services	8.5
Retailing	6.4
Real Estate	5.5
Technology Hardware & Equipment	5.3
Insurance	4.8
Materials	4.4
Money Market Investments	4.2
Pharmaceuticals, Biotechnology & Life Sciences	4.2
Utilities	4.0
Consumer Durables & Apparel	3.8
Banks	3.4
Semiconductors & Semiconductor Equipment	3.2
Food, Beverage & Tobacco	3.1
Energy	2.9
Commercial & Professional Services	2.4
Media	2.2
Exchange-Traded Funds	1.9
Consumer Services	1.5
Transportation	1.3
Automobiles & Components	1.0
Household & Personal Products	.5
Telecommunication Services	.4
Food & Staples Retailing	.3
102.5

† Based on net assets.

See notes to financial statements.

40

BNY Mellon Small Cap Multi-Strategy Fund
Common Stocks - 98.8%	Shares		Value ($)
Automobiles & Components - .5%
Standard Motor Products	22,242		669,707
Thor Industries	18,776		1,039,815
			1,709,522
Banks - 12.1%
Ameris Bancorp	61,092		1,648,873
Bank of Hawaii	15,947	[a]	1,012,634
Boston Private Financial Holdings	46,332		489,266
Brookline Bancorp	59,985		630,442
Bryn Mawr Bank	15,270		383,735
Capital Bank Financial, Cl. A	13,598	[a]	400,461
Cardinal Financial	31,325		603,319
Central Pacific Financial	28,720		572,390
CoBiz Financial	30,170		327,345
Columbia Banking System	131,532		3,792,068
FCB Financial Holdings, Cl. A	107,122	[b]	3,214,731
First Busey	29,008		549,702
First Horizon National	85,598		1,028,888
First Interstate BancSystem, Cl. A	67,022		1,796,190
First Midwest Bancorp	42,713		713,307
Fulton Financial	46,590		587,500
MB Financial	21,910		668,693
National Bank Holdings, Cl. A	76,320		1,476,029
Pinnacle Financial Partners	43,810		2,031,470
PrivateBancorp	36,475		1,253,281
Seacoast Banking Corp. of Florida	33,849	[b]	501,642
Simmons First National, Cl. A	19,244		792,660
South State	39,427		2,462,216
SVB Financial Group	47,192	[b]	4,193,009
Synovus Financial	90,857		2,415,888
Talmer Bancorp, Cl. A	177,021		2,973,953
UMB Financial	30,477	[a]	1,496,725
United Community Banks	44,592		771,888
Washington Trust Bancorp	12,567		466,236
Webster Financial	43,714		1,469,228
Westamerica Bancorporation	6,750	[a]	303,683
			41,027,452
Capital Goods - 10.0%
AeroVironment	30,297	[b]	753,789
Altra Industrial Motion	76,871		1,868,734
Apogee Enterprises	10,557		421,541
Astec Industries	21,894		950,856
Beacon Roofing Supply	54,696	[b]	1,974,526
Chart Industries	30,782	[b]	620,873
CLARCOR	75,395		3,629,515
Comfort Systems USA	19,109		536,007
Crane	34,475		1,690,999
Cubic	36,058		1,267,078
Curtiss-Wright	21,214		1,497,496
EMCOR Group	52,350		2,401,294
Encore Wire	35,507		1,283,223

BNY Mellon Small Cap Multi-Strategy Fund (continued)
Common Stocks - 98.8% (continued)	Shares	Value ($)
Capital Goods - 10.0% (continued)
EnerSys	8,220		422,179
Granite Construction	47,038		1,949,725
Lindsay	12,172	[a]	881,253
Lydall	47,049	[b]	1,362,069
MSC Industrial Direct Cl. A	12,204		849,154
Raven Industries	28,446		434,655
Simpson Manufacturing	107,960		3,664,162
TASER International	30,050	[a,b]	582,369
Thermon Group Holdings	108,845	[b]	1,844,923
Trex	44,756	[a,b]	1,927,641
Watsco	9,810		1,251,265
			34,065,326
Commercial & Professional Services - 5.0%
Advisory Board	25,775	[b]	760,105
CEB	5,207		282,584
Herman Miller	45,998		1,200,088
HNI	27,156		918,144
Huron Consulting Group	11,944	[b]	663,131
Interface	224,418		3,568,246
Kforce	39,813		634,619
Knoll	51,366		981,091
Korn/Ferry International	57,335		1,629,461
McGrath RentCorp	22,634		556,796
Steelcase, Cl. A	103,753		1,295,875
TrueBlue	196,201	[b]	4,502,813
			16,992,953
Consumer Durables & Apparel - 4.4%
Cavco Industries	6,373	[b]	517,105
Deckers Outdoor	17,835	[a,b]	1,008,748
Ethan Allen Interiors	29,116		830,679
G-III Apparel Group	35,970	[b]	1,897,417
iRobot	22,846	[a,b]	715,994
Malibu Boats, Cl. A	70,327	[b]	1,086,552
Oxford Industries	36,345		2,639,737
Steven Madden	47,238	[b]	1,662,778
TopBuild	11,504	[b]	310,378
Universal Electronics	11,601	[b]	616,477
Vera Bradley	40,046	[a,b]	665,965
WCI Communities	159,382	[b]	2,749,339
William Lyon Homes, Cl. A	28,841	[a,b]	342,054
			15,043,223
Consumer Services - 1.9%
Belmond, Cl. A	74,904	[b]	688,368
Capella Education	7,615		352,118
Cheesecake Factory	27,383	[a]	1,366,412
Fogo De Chao	26,268		420,288
Houghton Mifflin Harcourt	66,571	[b]	1,252,201
Potbelly	72,675	[b]	912,071
Texas Roadhouse	33,577		1,400,497
			6,391,955

41

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Small Cap Multi-Strategy Fund (continued)
Common Stocks - 98.8% (continued)	Shares	Value ($)
Diversified Financials - 2.3%
Cohen & Steers	20,534		639,018
FNFV Group	118,721	[b]	1,207,393
Morningstar	6,254		496,505
Piper Jaffray	12,424	[b]	526,156
Raymond James Financial	50,625		2,219,400
SLM	488,052	[b]	2,850,224
			7,938,696
Energy - 1.8%
Energen	20,525		543,502
Geospace Technologies	24,173	[a,b]	270,012
Gulf Island Fabrication	16,697		148,770
Natural Gas Services Group	19,394	[b]	350,256
Oil States International	19,563	[b]	510,790
Patterson-UTI Energy	55,463		861,895
PDC Energy	34,903	[a,b]	1,748,989
RPC	88,761	[a]	1,204,487
Synergy Resources	76,478	[a,b]	477,988
			6,116,689
Exchange-Traded Funds - 2.5%
iShares Russell 2000 ETF	19,752	[a]	2,029,123
iShares Russell 2000 Growth ETF	38,627		4,769,276
iShares Russell 2000 Value ETF	20,718		1,790,864
			8,589,263
Food & Staples Retailing - .9%
Fresh Market	31,037	[b]	716,024
Performance Food Group	56,402	[a]	1,394,821
United Natural Foods	26,226	[a,b]	809,334
			2,920,179
Food, Beverage & Tobacco - 1.3%
Boston Beer, Cl. A	5,270	[a,b]	991,340
Fresh Del Monte Produce	13,681		548,745
Hain Celestial Group	15,590	[b]	576,362
Snyder's-Lance	48,642	[a]	1,591,080
WhiteWave Foods	22,172	[b]	858,500
			4,566,027
Health Care Equipment & Services - 3.9%
Air Methods	24,932	[a,b]	905,780
Align Technology	19,315	[b]	1,275,369
Amedisys	2,730	[b]	100,300
Globus Medical, Cl. A	95,850	[a,b]	2,329,155
ICU Medical	15,955	[b]	1,466,264
Invacare	19,553	[a]	236,787
LDR Holding	34,673	[b]	719,465
LifePoint Health	14,763	[b]	920,621
Meridian Bioscience	31,595		636,639
Natus Medical	8,420	[b]	305,814
NxStage Medical	99,401	[b]	1,481,075
Omnicell	27,796	[b]	760,777
WellCare Health Plans	23,607	[b]	2,121,561
			13,259,607

BNY Mellon Small Cap Multi-Strategy Fund (continued)
Common Stocks - 98.8% (continued)	Shares	Value ($)
Household & Personal Products - .6%
Inter Parfums	87,194		2,206,880
Insurance - 1.3%
First American Financial	14,885	[a]	551,192
Primerica	65,470	[a]	2,762,179
RLI	7,569		475,106
Safety Insurance Group	10,656		589,383
			4,377,860
Materials - 3.9%
Calgon Carbon	106,633		1,494,995
Carpenter Technology	8,710		258,861
Haynes International	12,778		393,562
Louisiana-Pacific	52,975	[a,b]	841,773
Methanex	112,471	[a]	3,561,957
New Gold	872,489	[a,b]	2,957,738
OMNOVA Solutions	204,231	[b]	1,070,170
Royal Gold	8,850		410,375
Yamana Gold	756,998		2,149,874
			13,139,305
Media - 4.0%
E.W. Scripps, Cl. A	87,240	[b]	1,505,762
IMAX	50,437	[b]	1,488,396
Lions Gate Entertainment	27,473		579,680
Media General	87,388	[b]	1,452,389
New York Times, Cl. A	81,823		1,028,515
Nexstar Broadcasting Group, Cl. A	69,772	[a]	3,117,413
Sinclair Broadcast Group, Cl. A	119,889	[a]	3,700,973
Time	54,705		771,340
			13,644,468
Pharmaceuticals, Biotechnology & Life Sciences - 7.7%
Cambrex	44,115	[b]	1,701,516
Cepheid	32,776	[b]	972,792
Collegium Pharmaceutical	64,111		1,118,096
Emergent BioSolutions	48,308	[b]	1,634,260
Flamel Technologies, ADR	293,257	[b]	2,560,134
Flexion Therapeutics	106,671	[b]	1,008,574
Foamix Pharmaceuticals	142,892	[a,b]	818,771
GW Pharmaceuticals, ADR	77,500	[b]	3,185,250
Ligand Pharmaceuticals	20,136	[a,b]	1,858,150
Otonomy	69,192	[b]	876,663
PAREXEL International	25,495	[b]	1,496,302
Retrophin	82,944	[a,b]	1,180,293
Revance Therapeutics	128,942	[a,b]	2,280,339
Sagent Pharmaceuticals	19,260	[b]	273,107
Sangamo BioSciences	160,073	[b]	838,783
TherapeuticsMD	686,140	[a,b]	4,192,315
			25,995,345
Real Estate - 4.4%
American Assets Trust	23,505	[c]	871,800
American Residential Properties	66,827	[c]	1,061,881

42

BNY Mellon Small Cap Multi-Strategy Fund (continued)
Common Stocks - 98.8% (continued)	Shares	Value ($)
Real Estate - 4.4% (continued)
CyrusOne	30,794	[c]	1,220,674
Education Realty Trust	14,248	[c]	564,933
EPR Properties	19,758	[c]	1,229,540
Equity Commonwealth	27,142	[b,c]	722,791
Healthcare Trust of America, Cl. A	49,528		1,377,374
Kite Realty Group Trust	36,341	[c]	978,300
Ladder Capital, Cl. A	125,033		1,292,841
Pebblebrook Hotel Trust	43,272	[a,c]	1,175,268
Physicians Realty Trust	140,296	[c]	2,410,285
Retail Opportunity Investments	28,752	[c]	528,462
STORE Capital	61,809	[c]	1,492,687
			14,926,836
Retailing - 3.8%
Burlington Stores	18,139	[b]	1,016,872
Core-Mark Holding	26,260		1,933,524
Dick's Sporting Goods	11,645		494,563
Express	33,472	[b]	576,723
Guess?	54,631	[a]	1,166,372
Haverty Furniture	12,398		241,017
Lithia Motors, Cl. A	24,248		2,248,275
Ollie's Bargain Outlet Holdings	73,438	[a]	1,483,448
The Children's Place	15,289		1,041,792
Urban Outfitters	48,928	[b]	1,296,103
Vitamin Shoppe	26,462	[b]	730,087
Zumiez	32,656	[a,b]	674,673
			12,903,449
Semiconductors & Semiconductor Equipment - 6.7%
Advanced Energy Industries	23,830	[b]	710,849
Applied Micro Circuits	342,880	[b]	1,981,847
Brooks Automation	59,091		576,137
Cypress Semiconductor	120,614	[a,b]	962,500
Inphi	80,752	[b]	2,043,026
Integrated Device Technology	67,182	[b]	1,304,674
MaxLinear, Cl. A	66,107	[b]	1,063,662
Mellanox Technologies	97,687	[b]	4,963,476
Microsemi	51,380	[b]	1,779,289
MKS Instruments	21,494		707,153
Nanometrics	25,766	[b]	357,632
Power Integrations	38,123		1,747,177
Semtech	37,463	[b]	717,791
Teradyne	50,549		964,475
Veeco Instruments	154,975	[b]	2,874,786
			22,754,474
Software & Services - 7.0%
Acxiom	38,089	[b]	789,966
Aspen Technology	12,350	[b]	407,180
CACI International, Cl. A	18,113	[b]	1,750,078
CommVault Systems	76,739	[b]	2,875,411
CoreLogic	104,829	[b]	3,626,035

BNY Mellon Small Cap Multi-Strategy Fund (continued)
Common Stocks - 98.8% (continued)	Shares	Value ($)
Software & Services - 7.0% (continued)
CSG Systems International	23,697		899,538
Demandware	45,477	[a,b]	1,577,597
Fleetmatics Group	8,975	[b]	324,087
HubSpot	44,148	[b]	1,839,206
Infoblox	164,744	[b]	2,550,237
LogMeIn	31,718	[b]	1,614,446
Monotype Imaging Holdings	22,456		533,105
NIC	23,120		406,681
Perficient	74,487	[b]	1,344,490
Proofpoint	27,595	[b]	1,292,550
SS&C Technologies Holdings	21,594		1,258,714
TiVo	70,995	[b]	595,648
			23,684,969
Technology Hardware & Equipment - 8.6%
Ciena	219,374	[b]	4,497,167
DTS	9,997	[b]	236,629
Electronics For Imaging	23,274	[b]	921,883
FARO Technologies	12,163	[b]	389,824
FEI	38,371		3,117,260
FLIR Systems	24,577		760,904
Ixia	54,847	[b]	625,804
Jabil Circuit	26,652		555,694
Keysight Technologies	26,890	[b]	701,560
Littelfuse	7,114		808,293
Lumentum Holdings	69,501	[b]	1,670,109
Mercury Systems	119,518	[b]	1,952,924
Methode Electronics	79,809		2,280,143
ScanSource	69,496	[b]	2,598,455
Sierra Wireless	104,556	[a,b]	1,382,230
Tech Data	21,492	[a,b]	1,513,252
Universal Display	57,470	[b]	2,745,917
Viavi Solutions	268,030	[b]	1,750,236
Vishay Intertechnology	62,839	[a]	744,014
			29,252,298
Transportation - 2.0%
ArcBest	41,302		808,280
Kirby	19,245	[b]	1,089,459
Knight Transportation	134,638		3,262,279
Marten Transport	33,336		546,710
Werner Enterprises	39,196		1,040,654
			6,747,382
Utilities - 2.2%
California Water Service Group	32,195		795,860
Chesapeake Utilities	13,078		814,759
Hawaiian Electric Industries	41,777		1,226,573
NorthWestern	14,727		874,342
Piedmont Natural Gas	13,542		804,530
Portland General Electric	36,079		1,372,806
Vectren	12,160		553,523

43

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Small Cap Multi-Strategy Fund (continued)
Common Stocks - 98.8% (continued)	Shares	Value ($)
Utilities - 2.2% (continued)
WGL Holdings	13,929		949,819
			7,392,212
Total Common Stocks (cost $334,641,943)			335,646,370
Other Investment - 1.5%
Registered Investment Company;
Dreyfus Institutional Preferred Plus Money Market Fund (cost $5,189,020)	5,189,020	[d]	5,189,020
Investment of Cash Collateral for Securities Loaned - 8.9%
Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund (cost $30,077,315)	30,077,315	[d]	30,077,315
Total Investments (cost $369,908,278)	109.2%		370,912,705
Liabilities, Less Cash and Receivables	(9.2%)		(31,185,718)
Net Assets	100.0%		339,726,987

ADR—American Depository Receipt

ETF—Exchange-Traded Fund

a Security, or portion thereof, on loan. At February 29, 2016, the value of the fund’s securities on loan was $42,543,280 and the value of the collateral held by the fund was $43,516,308, consisting of cash collateral of $30,077,315 and U.S. Government & Agency securities valued at $13,438,993.

b Non-income producing security.

c Investment in real estate investment trust.

d Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †	Value (%)
Banks	12.1
Money Market Investments	10.4
Capital Goods	10.0
Technology Hardware & Equipment	8.6
Pharmaceuticals, Biotechnology & Life Sciences	7.1
Software & Services	7.0
Semiconductors & Semiconductor Equipment	6.7
Commercial & Professional Services	5.0
Consumer Durables & Apparel	4.4
Real Estate	4.4
Media	4.0
Health Care Equipment & Services	3.9
Materials	3.9
Retailing	3.8
Exchange-Traded Funds	2.5
Diversified Financials	2.3
Utilities	2.2
Transportation	2.0
Consumer Services	1.9
Energy	1.8
Food, Beverage & Tobacco	1.3
Insurance	1.3
Food & Staples Retailing	.9
Household & Personal Products	.7
Biotechnology	.5
Automobiles & Components	.5
109.2

† Based on net assets.

See notes to financial statements.

44

BNY Mellon Focused Equity Opportunities Fund
Common Stocks - 99.5%	Shares		Value ($)
Banks - 2.8%
Bank of America	991,580		12,414,582
Capital Goods - 10.7%
3M	77,714		12,190,995
Eaton	222,450		12,615,140
Honeywell International	114,589		11,613,595
Illinois Tool Works	107,200		10,103,600
			46,523,330
Diversified Financials - 9.7%
Capital One Financial	213,340		14,022,838
Intercontinental Exchange	71,249		16,990,037
Invesco	414,800		11,091,752
			42,104,627
Energy - 7.3%
Halliburton	314,855		10,163,519
Marathon Petroleum	262,200		8,980,350
Valero Energy	212,170		12,747,174
			31,891,043
Food, Beverage & Tobacco - 10.6%
Constellation Brands, Cl. A	99,513		14,074,124
PepsiCo	165,053		16,145,484
Philip Morris International	174,340		15,870,170
			46,089,778
Health Care Equipment & Services - 2.7%
Aetna	109,722		11,919,101
Insurance - 3.7%
Hartford Financial Services Group	381,140		16,053,617
Materials - 3.1%
Dow Chemical	281,440		13,680,798
Media - 7.9%
Comcast, Cl. A	363,770		21,000,442
Time Warner	202,310		13,392,922
			34,393,364
Pharmaceuticals, Biotechnology & Life Sciences - 11.9%
Agilent Technologies	321,150		11,994,953
Allergan	40,294	[a]	11,689,692
Johnson & Johnson	268,720		28,272,031
			51,956,676
Retailing - 5.5%
Amazon.com	21,233	[a]	11,731,657
Lowe's	181,160		12,233,735
			23,965,392
Semiconductors & Semiconductor Equipment - 4.1%
Broadcom	134,975		18,082,601
Software & Services - 15.4%
Facebook, Cl. A	218,944	[a]	23,409,493
Microsoft	276,190		14,052,547
salesforce.com	251,880	[a]	17,064,870

BNY Mellon Focused Equity Opportunities Fund (continued)
Common Stocks - 99.5% (continued)	Shares	Value ($)
Software & Services - 15.4% (continued)
ServiceNow	228,490	[a]	12,564,665
			67,091,575
Technology Hardware & Equipment - 4.1%
Palo Alto Networks	122,108	[a,b]	17,680,017

Total Investments (cost $389,908,359)	99.5%		433,846,501
Cash and Receivables (Net)	.5%		2,063,185
Net Assets	100.0%		435,909,686

a Non-income producing security.

b Security, or portion thereof, on loan. At February 29, 2016, the value of the fund’s securities on loan was $3,438,328 and the value of the collateral held by the fund was $3,578,812, consisting of U.S. Government & Agency securities.

Portfolio Summary (Unaudited) †	Value (%)
Software & Services	15.4
Pharmaceuticals, Biotechnology & Life Sciences	11.9
Capital Goods	10.7
Food, Beverage & Tobacco	10.6
Diversified Financials	9.7
Media	7.9
Energy	7.3
Retailing	5.5
Semiconductors & Semiconductor Equipment	4.1
Technology Hardware & Equipment	4.1
Insurance	3.7
Materials	3.1
Banks	2.8
Health Care Equipment & Services	2.7
99.5

† Based on net assets.

See notes to financial statements.

45

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Small/Mid Cap Multi-Strategy Fund
Common Stocks - 97.8%	Shares		Value ($)
Automobiles & Components - .2%
Gentex	25,181		366,635
Standard Motor Products	10,424		313,867
			680,502
Banks - 6.8%
Bank of Hawaii	9,519	[a]	604,457
Boston Private Financial Holdings	24,380		257,453
Columbia Banking System	55,728		1,606,638
First Horizon National	20,251		243,417
First Republic Bank	69,127		4,254,076
National Bank Holdings, Cl. A	36,670		709,198
Pinnacle Financial Partners	33,068		1,533,363
PrivateBancorp	17,189		590,614
SVB Financial Group	29,806	[b]	2,648,263
Synovus Financial	82,397		2,190,936
Talmer Bancorp, Cl. A	73,659		1,237,471
UMB Financial	6,700		329,037
Webster Financial	81,155		2,727,620
			18,932,543
Capital Goods - 8.5%
AGCO	45,807	[a]	2,266,988
Allegion	12,010		756,630
Altra Industrial Motion	23,846		579,696
Beacon Roofing Supply	25,608	[b]	924,449
BWX Technologies	14,866		474,225
Carlisle	22,129		1,995,151
CLARCOR	32,353		1,557,473
Crane	16,197		794,463
Cubic	17,132		602,018
Curtiss-Wright	10,078		711,406
EMCOR Group	12,720		583,466
Granite Construction	11,646		482,727
HD Supply Holdings	64,987	[b]	1,805,989
Hubbell	27,771		2,759,327
Lydall	22,351	[b]	647,061
MSC Industrial Direct Cl. A	6,111		425,203
Nordson	7,703		552,074
Regal Beloit	21,856		1,192,900
Snap-on	7,944		1,149,258
Textron	15,862		541,687
Timken	12,597		375,769
Trex	21,321	[a,b]	918,295
Watsco, Cl. A	4,689		598,082
Xylem	24,112		902,030
			23,596,367
Commercial & Professional Services - 3.5%
Advisory Board	19,930	[b]	587,736
CEB	2,498		135,566
Clean Harbors	41,275	[b]	1,758,315
Copart	23,152	[b]	873,988
Herman Miller	31,962		833,889

BNY Mellon Small/Mid Cap Multi-Strategy Fund (continued)
Common Stocks - 97.8% (continued)	Shares		Value ($)
Commercial & Professional Services - 3.5% (continued)
Huron Consulting Group	9,083	[b]	504,288
Interface	95,024		1,510,882
Kforce	18,756		298,971
Korn/Ferry International	21,879		621,801
Steelcase, Cl. A	76,805		959,294
TrueBlue	77,552	[b]	1,779,818
			9,864,548
Consumer Durables & Apparel - 2.1%
G-III Apparel Group	16,950	[b]	894,113
Jarden	17,432	[b]	921,804
Kate Spade & Company	30,680	[b]	608,078
Malibu Boats, Cl. A	33,218	[b]	513,218
Oxford Industries	10,862		788,907
PVH	15,253		1,207,275
Steven Madden	22,617	[b]	796,118
			5,729,513
Consumer Services - 2.4%
Cheesecake Factory	45,109	[a]	2,250,939
Houghton Mifflin Harcourt	50,866	[b]	956,789
Panera Bread, Cl. A	3,926	[a,b]	813,467
Service Corporation International	88,522		2,082,037
Texas Roadhouse	15,980		666,526
			6,769,758
Diversified Financials - 5.4%
CBOE Holdings	10,030		626,875
E*TRADE Financial	168,342	[b]	3,949,303
FNFV Group	74,444	[b]	757,095
Intercontinental Exchange	7,228		1,723,589
Leucadia National	232,457		3,359,004
Raymond James Financial	61,830		2,710,627
SLM	315,071	[b]	1,840,015
			14,966,508
Energy - 2.8%
Cheniere Energy	38,996	[b]	1,394,107
Cheniere Energy Partners LP Holdings	27,390		459,330
Dril-Quip	30,867	[a,b]	1,674,535
Energen	10,691		283,098
Gulfport Energy	12,711	[b]	305,064
Oceaneering International	10,150		280,343
Oil States International	6,572	[b]	171,595
PDC Energy	11,409	[a,b]	571,705
RPC	164,681	[a]	2,234,721
Tesoro	3,519		283,913
			7,658,411
Exchange-Traded Funds - 2.6%
iShares Russell 2000 ETF	10,371	[a]	1,065,413
iShares Russell 2000 Growth ETF	18,270		2,255,797
iShares Russell 2000 Value ETF	28,938		2,501,401

46

BNY Mellon Small/Mid Cap Multi-Strategy Fund (continued)
Common Stocks - 97.8% (continued)	Shares		Value ($)
Exchange-Traded Funds - 2.6% (continued)
iShares Russell Mid-Cap Growth ETF	15,799		1,362,664
			7,185,275
Food & Staples Retailing - 1.5%
Casey's General Stores	28,575		3,016,663
Performance Food Group	26,626		658,461
United Natural Foods	14,772	[b]	455,864
			4,130,988
Food, Beverage & Tobacco - 1.4%
Boston Beer, Cl. A	6,241	[a,b]	1,173,995
Hain Celestial Group	9,501	[b]	351,252
Molson Coors Brewing, Cl. B	8,813		751,485
Snyder's-Lance	23,022	[a]	753,050
WhiteWave Foods, Cl. A	20,221	[b]	782,957
			3,812,739
Health Care Equipment & Services - 7.7%
Air Methods	56,271	[a,b]	2,044,325
Align Technology	24,693	[b]	1,630,479
Amedisys	4,493	[b]	165,073
AmerisourceBergen	4,111		356,095
athenahealth	4,081	[b]	526,735
Boston Scientific	48,028	[b]	815,515
Centene	12,433	[b]	708,184
Cooper	5,832		833,743
DENTSPLY International	11,848		722,254
Globus Medical, Cl. A	63,610	[b]	1,545,723
HealthSouth	55,194		1,944,485
ICU Medical	7,484	[b]	687,780
IMS Health Holdings	15,417	[b]	397,450
Laboratory Corporation of America Holdings	6,413	[b]	704,404
LDR Holding	16,242	[b]	337,022
LifePoint Health	6,332	[a,b]	394,864
MEDNAX	51,635	[b]	3,461,610
NxStage Medical	47,222	[b]	703,608
Universal Health Services, Cl. B	13,950		1,539,662
VCA	12,124	[b]	618,688
WellCare Health Plans	12,801	[b]	1,150,426
			21,288,125
Household & Personal Products - .4%
Inter Parfums	41,007		1,037,887
Insurance - 2.6%
Assurant	22,095		1,570,954
First American Financial	9,800	[a]	362,894
FNF Group	116,534		3,843,291
Primerica	33,474		1,412,268
			7,189,407
Materials - 4.6%
Calgon Carbon	33,888		475,110
Compass Minerals International	28,354	[a]	1,923,535
Louisiana-Pacific	16,232	[a,b]	257,926
Methanex	87,763		2,779,454

BNY Mellon Small/Mid Cap Multi-Strategy Fund (continued)
Common Stocks - 97.8% (continued)	Shares		Value ($)
Materials - 4.6% (continued)
Mosaic	84,992		2,265,037
New Gold	663,058	[b]	2,247,767
Newmont Mining	788		20,354
Royal Gold	5,074		235,281
Scotts Miracle-Gro, Cl. A	8,152		562,651
Yamana Gold	699,948		1,987,852
			12,754,967
Media - 3.2%
E.W. Scripps, Cl. A	23,496	[a]	405,541
IMAX	40,637	[b]	1,199,198
Lions Gate Entertainment	26,694		563,243
Media General	80,044	[a,b]	1,330,331
New York Times, Cl. A	38,623		485,491
Nexstar Broadcasting Group, Cl. A	35,520	[a]	1,587,034
Sinclair Broadcast Group, Cl. A	112,422		3,470,467
			9,041,305
Pharmaceuticals, Biotechnology & Life Sciences - 4.3%
Akorn	63,206	[a,b]	1,680,648
Cambrex	27,436	[b]	1,058,207
Cepheid	15,319	[b]	454,668
Collegium Pharmaceutical	30,040		523,898
Flexion Therapeutics	35,864	[b]	339,094
Foamix Pharmaceuticals	67,282	[a,b]	385,526
GW Pharmaceuticals, ADR	60,325	[b]	2,479,358
Jazz Pharmaceuticals	4,338	[b]	527,414
Ligand Pharmaceuticals, Cl. B	9,655	[a,b]	890,963
Otonomy	32,542	[a,b]	412,307
PAREXEL International	12,112	[b]	710,853
Perrigo	3,737		471,796
Retrophin	39,156	[a,b]	557,190
TherapeuticsMD	159,677	[a,b]	975,626
Vertex Pharmaceuticals	5,091	[b]	435,230
			11,902,778
Real Estate - 3.6%
CBRE Group, Cl. A	17,537	[b]	445,615
CyrusOne	11,589	[c]	459,388
Empire State Realty Trust, Cl. A	15,162	[c]	237,740
EPR Properties	40,141	[c]	2,497,974
Equity Commonwealth	18,677	[b,c]	497,369
Extra Space Storage	6,591	[c]	541,451
Healthcare Trust of America, Cl. A	76,320		2,122,459
Kite Realty Group Trust	12,601	[c]	339,219
National Retail Properties	31,790	[c]	1,398,124
Physicians Realty Trust	48,349	[c]	830,636
STORE Capital	29,363	[c]	709,116
			10,079,091
Retailing - 6.5%
Burlington Stores	8,723	[a,b]	489,011
Core-Mark Holding	12,385		911,908

47

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Small/Mid Cap Multi-Strategy Fund (continued)
Common Stocks - 97.8% (continued)	Shares		Value ($)
Retailing - 6.5% (continued)
Dick's Sporting Goods	51,115		2,170,854
Expedia	6,571		684,107
Guess?	17,720	[a]	378,322
Liberty Interactive, Cl. A	30,900	[b]	784,242
Lithia Motors, Cl. A	18,675		1,731,546
LKQ	115,354	[b]	3,183,770
Ollie's Bargain Outlet Holdings	35,102	[a]	709,060
Sally Beauty Holdings	30,999	[b]	978,948
Staples	228,737		2,161,565
Ulta Salon Cosmetics & Fragrance	2,989	[b]	493,753
Urban Outfitters	67,178	[b]	1,779,545
Williams-Sonoma	33,635		1,752,720
			18,209,351
Semiconductors & Semiconductor Equipment - 5.2%
Cypress Semiconductor	57,002	[a,b]	454,876
First Solar	7,348	[b]	528,101
Inphi	28,470	[b]	720,291
Integrated Device Technology	31,480	[b]	611,342
Maxim Integrated Products	32,372		1,096,116
MaxLinear, Cl. A	30,976	[b]	498,404
Mellanox Technologies	89,545	[b]	4,549,781
Microsemi	27,798	[b]	962,645
Power Integrations	17,849		818,020
Semtech	16,140	[b]	309,242
Skyworks Solutions	6,713		446,079
Teradyne	21,823		416,383
United Microelectronics, ADR	812,451		1,681,774
Veeco Instruments	81,649	[b]	1,514,589
			14,607,643
Software & Services - 8.3%
Acxiom	18,681	[b]	387,444
Akamai Technologies	9,919	[b]	535,328
Amdocs	43,375		2,461,965
ANSYS	5,123	[b]	425,311
Aspen Technology	34,067	[b]	1,123,189
Booz Allen Hamilton Holdings	26,113		720,719
CACI International, Cl. A	8,593	[b]	830,256
CommVault Systems	44,950	[b]	1,684,277
CoreLogic	136,633	[b]	4,726,135
Demandware	21,604	[b]	749,443
Fidelity National Information Services	11,209		652,924
Fleetmatics Group	4,276	[b]	154,406
HubSpot	20,710	[b]	862,779
Jack Henry & Associates	27,610		2,270,646
Leidos Holdings	5,429		234,641
LogMeIn	14,858	[b]	756,272
Paychex	12,953		665,655
Perficient	35,108	[b]	633,699
Proofpoint	12,927	[b]	605,501

BNY Mellon Small/Mid Cap Multi-Strategy Fund (continued)
Common Stocks - 97.8% (continued)	Shares		Value ($)
Software & Services - 8.3% (continued)
PTC	10,545	[b]	325,946
Science Applications International	14,363		641,308
Splunk	12,959	[b]	565,012
SS&C Technologies Holdings	10,148		591,527
Synopsys	2,299	[b]	102,880
TiVo	45,675	[b]	383,213
			23,090,476
Technology Hardware & Equipment - 10.1%
Amphenol, Cl. A	14,242		755,823
Ciena	172,803	[b]	3,542,461
Electronics For Imaging	9,292	[b]	368,056
F5 Networks	1,765	[b]	169,740
FEI	35,488		2,883,045
FLIR Systems	100,964		3,125,845
Ingram Micro, Cl. A	47,828		1,712,242
IPG Photonics	26,048	[a,b]	2,147,918
Keysight Technologies	47,241	[b]	1,232,518
Lumentum Holdings	34,345		825,310
Mercury Systems	56,303	[b]	919,991
Methode Electronics	61,010		1,743,056
National Instruments	76,025		2,193,321
ScanSource	51,140	[b]	1,912,125
Trimble Navigation	28,133	[b]	654,374
Universal Display	45,446	[b]	2,171,410
Viavi Solutions	204,393	[b]	1,334,686
Vishay Intertechnology	32,752	[a]	387,784
			28,079,705
Transportation - 2.9%
CH Robinson Worldwide	9,117		636,640
Kirby	48,628	[b]	2,752,831
Knight Transportation	131,313		3,181,714
Ryder System	25,215		1,430,195
			8,001,380
Utilities - 1.2%
Atmos Energy	9,380		651,066
Calpine	37,289	[b]	468,350
CMS Energy	15,568		615,870
ITC Holdings	12,159		494,020
NiSource	30,244		649,641
Portland General Electric	15,331		583,345
			3,462,292
Total Common Stocks (cost $270,469,975)			272,071,559
Other Investment - 2.2%
Registered Investment Company;
Dreyfus Institutional Preferred Plus Money Market Fund (cost $6,248,282)	6,248,282	[d]	6,248,282

48

BNY Mellon Small/Mid Cap Multi-Strategy Fund (continued)
Investment of Cash Collateral for Securities Loaned - 4.3%	Shares		Value ($)
Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund (cost $11,849,272)	11,849,272	[d]	11,849,272
Total Investments (cost $288,567,529)	104.3%		290,169,113
Liabilities, Less Cash and Receivables	(4.3%)		(12,047,217)
Net Assets	100.0%		278,121,896

ADR—American Depository Receipt

ETF—Exchange-Traded Fund

a Security, or portion thereof, on loan. At February 29, 2016, the value of the fund’s securities on loan was $20,622,753 and the value of the collateral held by the fund was $21,107,967, consisting of cash collateral of $11,849,272 and U.S. Government & Agency securities valued at $9,258,695.

b Non-income producing security.

c Investment in real estate investment trust.

d Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †	Value (%)
Technology Hardware & Equipment	10.1
Capital Goods	8.5
Software & Services	8.3
Health Care Equipment & Services	7.7
Banks	6.8
Money Market Investments	6.5
Retailing	6.5
Diversified Financials	5.4
Semiconductors & Semiconductor Equipment	5.2
Materials	4.6
Pharmaceuticals, Biotechnology & Life Sciences	4.3
Real Estate	3.6
Commercial & Professional Services	3.5
Media	3.2
Transportation	2.9
Energy	2.8
Exchange-Traded Funds	2.6
Insurance	2.6
Consumer Services	2.4
Consumer Durables & Apparel	2.1
Food & Staples Retailing	1.5
Food, Beverage & Tobacco	1.4
Utilities	1.2
Household & Personal Products	.4
Automobiles & Components	.2
104.3

† Based on net assets.

See notes to financial statements.

49

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon International Fund
Common Stocks - 98.4%	Shares		Value ($)
Australia - 4.7%
ASX	173,536		5,208,169
Commonwealth Bank of Australia	237,428		11,838,160
Goodman Group	1,414,591		6,555,202
LendLease Group	787,608		7,327,670
Qantas Airways	1,856,369	[a]	5,099,213
Woodside Petroleum	563,363		10,191,394
			46,219,808
Belgium - 1.2%
Anheuser-Busch InBev	105,022		11,766,169
Brazil - 1.0%
Aperam	290,010		9,879,027
France - 12.4%
Airbus Group	145,572		9,427,804
Atos	178,251		12,937,474
AXA	604,504		13,283,845
Cap Gemini	89,862		7,419,094
Carrefour	420,993		11,117,350
Cie Generale des Etablissements Michelin	112,561		10,122,242
Dassault Aviation	5,441		6,288,017
Eiffage	86,867		6,161,013
Orange	554,228		9,565,460
Sanofi	243,153		19,240,072
Societe Generale	205,277		7,123,737
Thales	99,367		7,901,962
			120,588,070
Germany - 7.9%
Allianz	32,183		4,798,322
Commerzbank	2,154,121	[a]	17,519,944
Continental	64,359		12,923,894
Deutsche Post	281,136		6,688,827
Evonik Industries	295,106		8,900,564
Infineon Technologies	904,077		11,094,638
ProSiebenSat.1 Media	180,936		9,282,517
Wacker Chemie	68,184		5,410,395
			76,619,101
Hong Kong - 1.6%
AIA Group	2,968,000		15,112,178
Ireland - 1.8%
Bank of Ireland	31,136,695	[a]	8,843,051
Smurfit Kappa Group	378,053		8,740,646
			17,583,697
Israel - 2.8%
Bezeq The Israeli Telecommunication Corp.	2,948,526		6,607,118
Teva Pharmaceutical Industries, ADR	373,554		20,769,602
			27,376,720
Italy - 1.9%
Banco Popolare	407,884	[a]	3,334,135
Enel	2,524,528		10,074,870
Prysmian	240,629		4,883,087
			18,292,092

BNY Mellon International Fund (continued)
Common Stocks - 98.4% (continued)	Shares	Value ($)
Japan - 22.6%
Aisin Seiki	229,700		9,157,845
Astellas Pharma	507,000		7,270,400
Chubu Electric Power	746,700		9,816,551
East Japan Railway	70,700		6,190,379
Fujitsu	2,212,000		8,064,822
Japan Airlines	245,700		8,775,719
KDDI	662,100		16,833,099
Mitsubishi Electric	1,290,000		12,998,441
Mizuho Financial Group	8,008,600		11,729,629
Murata Manufacturing	131,500		15,721,275
Nintendo	108,800		15,173,747
Nippon Shokubai	77,800		3,868,553
Nitto Denko	100,500		5,286,437
Panasonic	1,691,300		14,228,045
Resona Holdings	1,763,800		6,144,470
Secom	100,500		7,143,476
Seven & I Holdings	474,000		18,797,408
Shionogi & Co.	200,000		8,538,098
Sony	659,600		13,910,729
Sumitomo Mitsui Financial Group	575,500		16,045,466
Tosoh	1,060,000		4,008,140
			219,702,729
Netherlands - 3.5%
Heineken	134,864		10,846,525
NXP Semiconductors	119,032	[a]	8,479,840
RELX	890,284		14,568,938
			33,895,303
Portugal - .7%
Galp Energia	642,089		7,025,105
Singapore - .4%
Singapore Exchange	827,600		4,279,784
Spain - 3.2%
ACS Actividades de Construccion y Servicios	340,290		8,780,491
Banco Bilbao Vizcaya Argentaria	2,811,376		17,824,725
Distribuidora Internacional de Alimentacion	910,417	[a]	4,559,609
			31,164,825
Sweden - 2.7%
Boliden	389,046		5,822,593
SKF, Cl. B	568,384		9,357,212
Svenska Cellulosa, Cl. B	360,693		10,712,401
			25,892,206
Switzerland - 6.5%
Actelion	60,182	[a]	8,330,448
Adecco	134,514	[a]	7,787,863
Credit Suisse Group	638,927	[a]	8,559,745
Julius Baer Group	226,807	[a]	9,030,172
Novartis	319,593		22,809,422
Swiss Life Holding	27,496	[a]	6,681,744
			63,199,394

50

BNY Mellon International Fund (continued)
Common Stocks - 98.4% (continued)	Shares	Value ($)
United Kingdom - 21.3%
AstraZeneca	439,449		24,930,450
Aviva	1,522,330		9,178,990
BAE Systems	1,055,796		7,498,054
HSBC Holdings	1,968,892		12,502,966
Imperial Brands	287,569		14,864,141
Legal & General Group	1,630,940		5,093,889
Marks & Spencer Group	2,090,146		12,307,861
National Grid	779,804		10,410,855
Petrofac	450,642		5,642,914
Prudential	674,093		11,637,706
Royal Dutch Shell, Cl. B	916,557		20,830,797
Sky	883,026		12,731,659
Unilever	718,486		30,751,862
Whitbread	125,358		6,790,754
Wolseley	188,573		9,641,305
WPP	571,042		12,002,973
			206,817,176
United States - 2.2%
iShares MSCI EAFE ETF	391,857		21,015,291
Total Common Stocks (cost $1,128,098,413)			956,428,675
Other Investment - .7%
Registered Investment Company;
Dreyfus Institutional Preferred Plus Money Market Fund (cost $6,759,093)	6,759,093	[b]	6,759,093
Total Investments (cost $1,134,857,506)	99.1%		963,187,768
Cash and Receivables (Net)	.9%		9,079,316
Net Assets	100.0%		972,267,084

ADR—American Depository Receipt

ETF—Exchange-Traded Fund

a Non-income producing security.

b Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †	Value (%)
Financials	23.2
Industrials	13.9
Consumer Discretionary	12.1
Consumer Staples	11.7
Health Care	11.5
Materials	6.9
Information Technology	6.5
Energy	3.9
Telecommunications	3.4
Utilities	3.1
Exchange-Traded Funds	2.2
Money Market Investment	.7
99.1

† Based on net assets.

See notes to financial statements.

51

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Emerging Markets Fund
Common Stocks - 99.3%	Shares		Value ($)
Brazil - 3.4%
Ambev, ADR	2,781,977		12,073,780
Cia de Saneamento Basico do Estado de Sao Paulo	637,400		3,588,951
Cia de Saneamento Basico do Estado de Sao Paulo, ADR	96,819		539,282
Fibria Celulose	392,500		4,300,781
Multiplus	100,700		667,062
			21,169,856
China - 21.7%
Air China, Cl. H	6,262,000		3,711,447
ANTA Sports Products	2,899,000		6,571,236
Beijing Capital International Airport, Cl. H	1,788,000		1,560,197
China Construction Bank, Cl. H	30,428,939		17,851,215
China Longyuan Power Group, Cl. H	3,501,000		1,923,753
CNOOC	10,807,000		11,384,964
Ctrip.com International, ADR	147,407	[a]	6,031,894
Dongfeng Motor Group, Cl. H	4,718,000		5,501,669
JD.com, ADR	133,689	[a]	3,437,144
PICC Property & Casualty, Cl. H	5,874,000		8,866,073
Ping An Insurance Group Company of China, Cl. H	2,370,500		10,026,864
Shanghai Pharmaceuticals Holding, Cl. H	3,987,000		7,202,786
Shenzhou International Group Holdings	352,000		1,801,171
Sihuan Pharmaceutical Holdings Group	10,620,000		2,717,108
Sinopec Shanghai Petrochemical, Cl. H	7,406,000	[a]	3,142,150
Sinotrans, Cl. H	10,709,000		3,992,787
Tencent Holdings	2,028,800		36,943,535
			132,665,993
Colombia - .6%
Bancolombia, ADR	126,216		3,796,577
Hong Kong - 6.4%
China Mobile	1,254,000		13,283,695
China Mobile, ADR	127,405		6,814,893
China Overseas Land & Investment	2,568,000		7,610,296
COSCO Pacific	4,369,483		4,563,782
CSPC Pharmaceutical Group	4,616,000		3,681,270
Haier Electronics Group	589,000		881,915
Lenovo Group	814,000		682,476
Sino Biopharmaceutical	2,160,000		1,577,916
			39,096,243
Hungary - .8%
Richter Gedeon	288,173		5,113,908
India - 6.0%
Aurobindo Pharma	356,445		3,413,292
Bharti Infratel	445,657		2,327,445
HCL Technologies	857,825		10,218,896
Hindustan Petroleum	389,745		3,919,352
ICICI Bank	268,552		752,847
Maruti Suzuki India	43,978		2,079,203
Reliance Industries	150,536		2,125,219

BNY Mellon Emerging Markets Fund (continued)
Common Stocks - 99.3% (continued)	Shares	Value ($)
India - 6.0% (continued)
UPL	862,764		4,807,120
Yes Bank	709,289		7,135,786
			36,779,160
Indonesia - 3.7%
Bank Negara Indonesia	14,511,600		5,517,128
Matahari Department Store	4,146,000		5,726,379
Telekomunikasi Indonesia	46,119,100		11,284,966
			22,528,473
Malaysia - 1.3%
British American Tobacco Malaysia	157,600		2,104,873
Malayan Banking	2,854,900		5,777,364
			7,882,237
Mexico - 5.9%
Alfa, Cl. A	1,437,882		2,601,353
Arca Continental	1,030,658		6,287,980
Controladora Vuela Compania de Aviacion, ADR	115,066	[a]	2,250,691
Gruma, Cl. B	231,085		3,697,105
Grupo Aeroportuario del Centro Norte	954,400	[a]	4,532,479
Grupo Financiero Banorte, Ser. O	1,563,100		7,889,646
Wal-Mart de Mexico	3,806,400		8,962,781
			36,222,035
Peru - 2.0%
Credicorp	104,235		12,220,511
Philippines - .9%
Metropolitan Bank & Trust	3,542,324		5,628,885
Russia - 5.6%
Lukoil, ADR	258,506		9,174,378
Magnit, GDR	149,917		4,979,988
Rosneft, GDR	1,732,068		6,483,849
Sberbank of Russia, ADR	2,248,227		13,601,773
			34,239,988
South Africa - 6.8%
AngloGold Ashanti, ADR	235,033	[a]	3,060,130
Barclays Africa Group	1,102,972		9,386,927
Bidvest Group	398,536		8,964,599
Clicks Group	838,040		4,884,294
Mediclinic International	348,215	[a]	4,047,659
MTN Group	696,638		5,864,586
Woolworths Holdings	1,047,341		5,324,944
			41,533,139
South Korea - 12.3%
BGF Retail	11,425		1,501,315
DGB Financial Group	343,980		2,303,710
Dongbu Insurance	56,895		3,102,169
Hyundai Marine & Fire Insurance	87,546		2,174,712
Hyundai Wia	66,510		5,878,729
KB Financial Group	271,509		6,504,684
Korea Electric Power	197,409		9,385,437
Korea Electric Power, ADR	26,786		630,542

52

BNY Mellon Emerging Markets Fund (continued)
Common Stocks - 99.3% (continued)	Shares	Value ($)
South Korea - 12.3% (continued)
Korea Investment Holdings	145,166	[a]	4,860,448
LG Chem	15,095		3,653,680
LG Household & Health Care	11,996		8,405,378
Lotte Chemical	29,629		7,639,155
Samsung Electronics	20,365		19,359,462
			75,399,421
Taiwan - 11.2%
Advanced Semiconductor Engineering	6,971,842		7,903,255
China Development Financial Holding	12,249,000		2,928,941
CTBC Financial Holding	10,032,967		4,861,946
Largan Precision	86,000		6,466,419
Novatek Microelectronics	1,233,000		5,064,232
Powertech Technology	1,697,000		3,669,185
Taiwan Semiconductor Manufacturing	6,964,000		31,345,494
Uni-President Enterprises	2,441,000		4,214,846
Zhen Ding Technology Holding	986,000		2,132,052
			68,586,370
Thailand - 3.7%
Jasmine Broadband Internet Infrastructure Fund, Cl. F	11,130,200		2,608,610
PTT	1,075,100		7,895,554
Thai Beverage	11,500,900		5,725,910
Thai Oil	3,590,000		6,397,704
			22,627,778
Turkey - 4.0%
Emlak Konut Gayrimenkul Yatirim Ortakligi	4,292,344		3,731,224
Ford Otomotiv Sanayi	208,154		2,448,060
TAV Havalimananlari Holdings	920,461		5,412,299
Tupras Turkiye Petrol Rafinerileri	164,119	[a]	4,189,313
Turkiye Halk Bankasi	2,515,224		8,475,214
			24,256,110
United Arab Emirates - 1.9%
Abu Dhabi Commercial Bank	2,256,932		4,185,725
Emaar Properties	3,001,077		4,780,067
Emirates Telecommunications Group	601,237		2,872,327
			11,838,119
United States - 1.1%
iShares MSCI Emerging Markets ETF	218,343		6,620,160
Total Common Stocks (cost $613,502,493)			608,204,963

BNY Mellon Emerging Markets Fund (continued)
Other Investment - .1%	Shares		Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred Plus Money Market Fund (cost $472,164)	472,164	[b]	472,164
Total Investments (cost $613,974,657)	99.4%		608,677,127
Cash and Receivables (Net)	.6%		3,935,928
Net Assets	100.0%		612,613,055

ADR—American Depository Receipt
ETF—Exchange-Traded Fund
GDR—Global Depository Receipt

a Non-income producing security.

b Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †	Value (%)
Financials	26.8
Information Technology	20.2
Consumer Staples	10.3
Energy	8.4
Consumer Discretionary	7.6
Telecommunication Services	7.4
Industrials	6.1
Health Care	4.5
Materials	4.3
Utilities	2.6
Exchange-Traded Funds	1.1
Money Market Investment	.1
99.4

† Based on net assets.

See notes to financial statements.

53

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon International Appreciation Fund
Common Stocks - 99.4%	Shares		Value ($)
Automobiles & Components - 4.3%
Bridgestone, ADR	23,448		413,154
Daimler	10,257		697,168
Denso, ADR	20,138		373,358
Ferrari	1,439	[a]	54,653
Fiat Chrysler Automobiles	14,395		98,606
Honda Motor, ADR	14,948		384,313
Nissan Motor, ADR	2,962		53,583
Toyota Motor, ADR	10,048		1,045,997
Volkswagen, ADR	8,750		239,925
			3,360,757
Banks - 11.4%
Australia & New Zealand Banking Group, ADR	29,298		469,647
Banco Bilbao Vizcaya Argentaria, ADR	69,211		438,106
Banco Santander, ADR	109,115		435,369
Bank of Ireland, ADR	13,000	[a]	145,730
Bank of Yokohama, ADR	11,208		202,529
Barclays, ADR	29,240		276,026
BNP Paribas, ADR	16,961		394,513
Commerzbank, ADR	22,392	[a]	182,943
Commonwealth Bank of Australia, ADR	3,823	[b]	574,568
Credit Agricole, ADR	25,891		133,598
Danske Bank, ADR	22,808	[a]	309,048
Erste Group Bank, ADR	12,283	[a]	157,591
Hachijuni Bank, ADR	3,799		174,342
Hang Seng Bank, ADR	8,669		148,847
HSBC Holdings, ADR	22,228		706,184
ING Groep, ADR	36,569		428,589
Intesa Sanpaolo, ADR	29,834		448,107
Lloyds Banking Group, ADR	112,623		456,123
Mitsubishi UFJ Financial Group, ADR	104,092		446,555
Mizuho Financial Group, ADR	41,000		120,130
National Australia Bank, ADR	55,006		491,204
Shinsei Bank, ADR	50,546		122,321
Societe Generale, ADR	40,045		281,516
Sumitomo Mitsui Financial Group, ADR	33,296		184,793
Sumitomo Mitsui Trust Holdings, ADR	51,240		146,034
United Overseas Bank, ADR	11,700		284,661
Westpac Banking, ADR	32,315		661,165
			8,820,239
Capital Goods - 10.3%
ABB, ADR	27,472	[a]	489,002
Airbus Group, ADR	27,772		446,296
Asahi Glass, ADR	38,076		182,003
Atlas Copco, Cl. A, ADR	11,747		264,542
Atlas Copco, Cl. B, ADR	9,020		191,946
BAE Systems, ADR	10,689		302,499
CK Hutchison Holdings, ADR	16,471		200,617
FANUC, ADR	12,000		293,760
ITOCHU, ADR	5,705		134,410
Kajima, ADR	3,417		196,165

BNY Mellon International Appreciation Fund (continued)
Common Stocks - 99.4% (continued)	Shares	Value ($)
Capital Goods - 10.3% (continued)
Kawasaki Heavy Industries, ADR	17,754		195,116
Keppel, ADR	13,187		96,529
Komatsu, ADR	14,788		227,735
Kubota, ADR	5,271		336,079
Marubeni, ADR	4,423		223,273
Metso, ADR	30,248		164,852
Mitsubishi Electric, ADR	18,575		380,602
Mitsubishi, ADR	8,957		287,968
Mitsui & Co., ADR	811		187,746
Nidec, ADR	15,562		260,508
NSK, ADR	11,210		204,022
Rolls-Royce Holdings, ADR	20,230		189,150
Sandvik, ADR	27,176		246,758
Siemens, ADR	7,611		704,779
SKF, ADR	10,990		181,994
Sumitomo Electric Industries, ADR	27,020		323,970
Sumitomo, ADR	24,536		241,189
Teijin, ADR	6,424		207,162
Toray Industries, ADR	15,040		239,888
TOTO, ADR	6,445		183,747
Volvo, ADR	21,752		219,478
			8,003,785
Commercial & Professional Services - 1.8%
Dai Nippon Printing, ADR	24,828		212,776
Experian, ADR	19,573		322,759
Secom, ADR	28,620		509,150
Toppan Printing, ADR	39,905		342,784
			1,387,469
Consumer Durables & Apparel - 3.3%
adidas, ADR	7,975		423,074
Casio Computer, ADR	1,290		239,282
Cie Financiere Richemont, ADR	40,900		257,261
Electrolux, ADR	3,567		164,831
LVMH Moet Hennessy Louis Vuitton, ADR	14,919		493,222
Panasonic, ADR	26,520		222,503
Pandora, ADR	10,600		334,642
Sega Sammy Holdings, ADR	70,384		182,998
Sony, ADR	12,522		264,465
			2,582,278
Consumer Services - 1.3%
Compass Group, ADR	26,025		460,642
InterContinental Hotels Group, ADR	6,647		251,190
Sodexo, ADR	15,810		322,998
			1,034,830
Diversified Financials - 2.7%
Computershare, ADR	32,342		207,312
Credit Suisse Group, ADR	19,057		254,030
Daiwa Securities Group, ADR	42,790		255,884
Deutsche Bank	13,106		225,292
Nomura Holdings, ADR	53,857		226,199

54

BNY Mellon International Appreciation Fund (continued)
Common Stocks - 99.4% (continued)	Shares	Value ($)
Diversified Financials - 2.7% (continued)
ORIX, ADR	4,179		272,471
UBS Group	42,451		646,104
			2,087,292
Energy - 4.3%
BP, ADR	22,866		665,172
Eni, ADR	13,775		384,322
Repsol, ADR	18,957		196,205
Royal Dutch Shell, Cl. A, ADR	8,674		394,493
Royal Dutch Shell, Cl. B, ADR	6,693		305,937
Statoil, ADR	13,355		194,449
Technip, ADR	14,109		172,341
Total, ADR	17,119		765,390
Woodside Petroleum, ADR	12,515		230,276
			3,308,585
Food & Staples Retailing - 1.2%
Aeon, ADR	16,968		222,481
Delhaize Group, ADR	10,319		259,729
J Sainsbury, ADR	1,318		18,505
Koninklijke Ahold, ADR	12,403		270,261
Tesco, ADR	21,655	[a]	163,820
			934,796
Food, Beverage & Tobacco - 8.6%
Ajinomoto, ADR	10,230		250,635
Anheuser-Busch InBev, ADR	6,685		745,377
British American Tobacco, ADR	6,204		674,003
Coca-Cola Amatil, ADR	19,462		116,967
Coca-Cola HBC, ADR	8,162	[a]	153,446
Danone, ADR	37,009		515,165
Diageo, ADR	4,498		461,495
Heineken, ADR	8,009		320,760
Imperial Brands, ADR	4,537		467,538
Japan Tobacco, ADR	14,000		278,320
Kirin Holdings, ADR	20,382		268,023
Nestle, ADR	23,155		1,617,608
Orkla, ADR	26,607		218,443
SABMiller, ADR	6,578		380,471
Yamazaki Baking, ADR	1,023		193,679
			6,661,930
Health Care Equipment & Services - 1.8%
Essilor International, ADR	8,784		518,344
Fresenius Medical Care & Co., ADR	8,300		348,185
Olympus, ADR	7,140		261,110
Smith & Nephew, ADR	8,103		264,482
			1,392,121
Household & Personal Products - 3.2%
Henkel AG & Co., ADR	3,272		327,364
Kao, ADR	6,988		352,195
L'Oreal, ADR	10,964		368,171
Reckitt Benckiser, ADR	14,141		260,194
Svenska Cellulosa, ADR	9,119		271,290

BNY Mellon International Appreciation Fund (continued)
Common Stocks - 99.4% (continued)	Shares	Value ($)
Household & Personal Products - 3.2% (continued)
Unilever (NY Shares)	10,503		447,533
Unilever, ADR	9,938		425,545
			2,452,292
Insurance - 5.5%
Aegon (NY Shares)	23,011		115,055
Ageas, ADR	7,836		287,581
AIA Group, ADR	31,000		641,080
Allianz, ADR	48,070		711,917
AXA, ADR	24,100		527,549
Legal & General Group, ADR	26,267		415,019
MS&AD Insurance Group Holdings, ADR	18,902		256,500
Prudential, ADR	15,132		526,745
Tokio Marine Holdings, ADR	12,055		421,563
Zurich Insurance Group, ADR	16,447	[a]	349,005
			4,252,014
Materials - 6.3%
Air Liquide, ADR	24,467		507,935
Akzo Nobel, ADR	12,115		235,758
Alumina, ADR	43,720		164,824
Amcor, ADR	7,596		303,840
Anglo American, ADR	17,423	[a]	57,322
ArcelorMittal	19,505	[a]	74,119
Asahi Kasei, ADR	16,985		190,232
BASF, ADR	8,746		568,315
BHP Billiton Ltd., ADR	11,404		257,844
BHP Billiton, ADR	4,945		99,345
Boral, ADR	14,021		233,939
Glencore, ADR	46,136		167,474
James Hardie Industries, ADR	22,520		287,806
Johnson Matthey, ADR	2,392		173,157
Kobe Steel, ADR	9,450		36,099
Nippon Steel & Sumitomo Metal, ADR	11,082		190,666
Nitto Denko, ADR	8,620		243,084
Norsk Hydro, ADR	30,033		117,129
OJI Holdings, ADR	3,200		121,054
Rio Tinto, ADR	7,424		193,766
South32, ADR	17,139	[a]	76,097
Syngenta, ADR	4,695		376,962
UPM-Kymmene, ADR	10,872		183,628
			4,860,395
Media - 2.4%
Pearson, ADR	11,433		135,252
Publicis Groupe, ADR	13,264		205,327
RELX, ADR	26,124		455,080
Sky, ADR	3,357		194,471
Wolters Kluwer, ADR	8,372		314,452
WPP, ADR	4,996		525,779
			1,830,361

55

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon International Appreciation Fund (continued)
Common Stocks - 99.4% (continued)	Shares	Value ($)
Pharmaceuticals, Biotechnology & Life Sciences - 9.8%
AstraZeneca, ADR	22,386		641,807
Bayer, ADR	7,730		801,214
Eisai, ADR	4,123		255,667
GlaxoSmithKline, ADR	19,040		736,277
Novartis, ADR	18,187		1,293,278
Novo Nordisk, ADR	18,375		944,475
Roche Holding, ADR	46,082		1,476,928
Sanofi, ADR	19,089		754,970
Shire, ADR	1,985		309,878
Teva Pharmaceutical Industries, ADR	7,500		417,000
			7,631,494
Real Estate - 3.9%
British Land, ADR	34,194		309,456
CapitaLand, ADR	60,796		257,611
City Developments, ADR	27,591		140,300
Daiwa House Industry, ADR	12,610		346,901
Hysan Development, ADR	23,301		184,584
LendLease Group, ADR	33,616		314,478
Mitsubishi Estate, ADR	18,000		334,800
Sino Land, ADR	25,641		178,059
Sun Hung Kai Properties, ADR	22,037		250,340
Swire Pacific, ADR	22,906		224,983
Westfield, ADR	31,914		455,732
			2,997,244
Retailing - 1.2%
Hennes & Mauritz, ADR	75,106		482,932
Kingfisher, ADR	26,001		244,409
Marui Group, ADR	6,401		176,924
			904,265
Software & Services - 2.2%
Dassault Systemes, ADR	4,670		353,449
Fujitsu, ADR	7,602		140,105
NICE Systems, ADR	2,700		161,784
Sage Group, ADR	8,164		270,147
SAP, ADR	10,012		754,304
			1,679,789
Technology Hardware & Equipment - 2.9%
Canon, ADR	10,097		284,735
Ericsson, ADR	27,004		247,762
FUJIFILM Holdings, ADR	8,819		332,476
Hitachi, ADR	4,435		186,847
Kyocera, ADR	7,424		326,879
Nokia, ADR	61,380		370,121
Omron, ADR	6,660		176,357
Ricoh,ADR	15,155		148,974
TDK, ADR	3,571		185,728
			2,259,879
Telecommunication Services - 5.5%
BT Group, ADR	15,368		519,746

BNY Mellon International Appreciation Fund (continued)
Common Stocks - 99.4% (continued)	Shares	Value ($)
Telecommunication Services - 5.5% (continued)
Deutsche Telekom, ADR	32,684		544,515
KDDI, ADR	21,000		267,960
Nippon Telegraph & Telephone, ADR	7,682		328,098
Orange, ADR	20,502		352,429
Singapore Telecommunications, ADR	1,960		51,685
SoftBank Group, ADR	15,000		370,500
Swisscom, ADR	5,636		275,262
Telecom Italia, ADR	21,096	[a]	202,100
Telefonica, ADR	35,550		353,367
Telenor, ADR	2,996		133,412
Telstra, ADR	17,148		322,211
Vodafone Group, ADR	18,664		567,386
			4,288,671
Transportation - 1.8%
ANA Holdings, ADR	34,722		196,443
Deutsche Lufthansa, ADR	3,316	[a]	49,243
International Consolidated Airlines Group, ADR	4,862		183,540
MTR, ADR	8,662		407,894
Nippon Yusen, ADR	51,373		185,456
Ryanair Holdings, ADR	1,829		152,118
TNT Express, ADR	21,644		184,407
			1,359,101
Utilities - 3.7%
Centrica, ADR	10,470		119,986
CLP Holdings, ADR	18,613		164,725
E.ON, ADR	20,694		189,557
EDP - Energias de Portugal, ADR	4,030		124,487
Enel, ADR	87,907		344,595
Engie, ADR	12,586		193,824
Hong Kong & China Gas, ADR	111,620		199,800
Iberdrola, ADR	19,848		509,002
National Grid, ADR	5,744		386,456
RWE, ADR	4,530		51,506
SSE, ADR	7,960		151,797
United Utilities Group, ADR	8,447		215,905
Veolia Environnement, ADR	10,027		225,006
			2,876,646
Total Common Stocks (cost $109,920,928)			76,966,233
Short-Term Investments - .1%	Principal Amount ($)		Value ($)
U.S. Treasury Bills
0.22%, 3/17/16 (cost $64,994)	65,000	[c]	64,994

56

BNY Mellon International Appreciation Fund (continued)
Other Investment - .0%	Shares		Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred Plus Money Market Fund (cost $54,482)	54,482	[d]	54,482
Total Investments (cost $110,040,404)	99.5%		77,085,709
Cash and Receivables (Net)	.5%		361,480
Net Assets	100.0%		77,447,189

ADR—American Depository Receipt

a Non-income producing security.

b Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 29, 2016, these securities were valued at $574,568 or .74% of net assets.

c Held by or on behalf of a counterparty for open financial futures contracts.

d Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †	Value (%)
Banks	11.4
Capital Goods	10.3
Pharmaceuticals, Biotechnology & Life Sciences	9.8
Food, Beverage & Tobacco	8.6
Materials	6.3
Insurance	5.5
Telecommunication Services	5.5
Automobiles & Components	4.3
Energy	4.3
Real Estate	3.9
Utilities	3.7
Consumer Durables & Apparel	3.3
Household & Personal Products	3.2
Technology Hardware & Equipment	2.9
Diversified Financials	2.7
Media	2.4
Software & Services	2.2
Commercial & Professional Services	1.8
Health Care Equipment & Services	1.8
Transportation	1.8
Consumer Services	1.3
Food & Staples Retailing	1.2
Retailing	1.2
Short-Term/Money Market Investment	.1
99.5

† Based on net assets.

See notes to financial statements.

57

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon International Equity Income Fund
Common Stocks - 97.7%	Shares	Value ($)
Australia - 6.2%
Australia & New Zealand Banking Group	70,130	1,116,473
Commonwealth Bank of Australia	78,066	3,892,371
Insurance Australia Group	526,059	1,942,082
National Australia Bank	155,966	2,694,320
Sydney Airport	260,771	1,200,811
Telstra	119,241	446,951
Westpac Banking	128,115	2,630,389
		13,923,397
Brazil - 2.7%
AMBEV	574,900	2,525,491
Banco do Brasil	508,400	1,714,270
Cielo	99,495	768,348
Fibria Celulose	83,200	911,656
		5,919,765
Canada - 6.0%
BCE	37,400	1,615,415
CI Financial	60,200	1,333,477
Inter Pipeline	120,200	2,204,999
National Bank of Canada	81,300	2,214,869
Potash Corp of Saskatchewan	123,200	2,087,935
RioCan Real Estate Investment Trust	53,000	1,004,375
Shaw Communications, Cl. B	68,900	1,193,146
TELUS	37,700	1,098,120
TransCanada	17,600	645,854
		13,398,190
China - 5.4%
Bank of China, Cl. H	4,706,500	1,765,642
China Shenhua Energy, Cl. H	742,000	1,039,193
CNOOC	1,711,400	1,802,927
Industrial & Commercial Bank of China, Cl. H	8,320,000	4,118,966
Jiangsu Expressway, Cl. H	971,300	1,143,439
Zhejiang Expressway, Cl. H	2,450,700	2,168,691
		12,038,858
Colombia - .5%
Ecopetrol	3,331,358	1,154,015
France - 5.0%
Klepierre	23,761	984,532
Renault	67,055	6,110,534
Total	57,950	2,596,431
Unibail-Rodamco	5,681	1,408,847
		11,100,344
Germany - 4.2%
Muenchener Rueckversicherungs	16,189	3,196,680
ProSiebenSat.1 Media	121,851	6,251,293
		9,447,973
Israel - 2.8%
Bezeq The Israeli Telecommunication Corp.	2,816,831	6,312,013
Italy - .8%
Eni	33,262	465,251

BNY Mellon International Equity Income Fund (continued)
Common Stocks - 97.7% (continued)	Shares	Value ($)
Italy - .8% (continued)
Snam	243,246	1,307,987
		1,773,238
Japan - 13.1%
Aozora Bank	844,000	2,737,878
Asahi Glass	198,000	955,631
Canon	17,900	499,992
Daito Trust Construction	39,900	5,391,835
ITOCHU	120,200	1,410,650
JFE Holdings	371,300	4,418,158
Marubeni	479,800	2,394,848
Nippon Steel & Sumitomo Metal	160,200	2,754,227
Nissan Motor	56,200	507,965
NTT DOCOMO	51,600	1,199,463
Sumitomo	286,300	2,804,390
Takeda Pharmaceutical	88,400	4,193,456
		29,268,493
Macau - 2.9%
Sands China	1,833,500	6,373,643
Malaysia - 1.0%
British American Tobacco Malaysia	163,000	2,176,994
New Zealand - 2.5%
Auckland International Airport	645,400	2,592,485
Mighty River Power	222,000	386,172
Spark New Zealand	1,097,200	2,489,260
		5,467,917
Norway - 1.5%
Gjensidige Forsikring	210,613	3,303,165
Poland - .2%
Synthos	547,022	538,236
Singapore - .9%
Ascendas Real Estate Investment Trust	642,500	1,105,801
DBS Group Holdings	96,200	928,846
		2,034,647
South Africa - 2.4%
Massmart Holdings	195,444	1,308,420
MMI Holdings	944,187	1,378,736
Redefine Properties	1,268,299	817,924
Vodacom Group	195,059	1,841,154
		5,346,234
South Korea - 2.7%
POSCO	37,465	6,054,184
Spain - 3.9%
Banco Santander	604,000	2,429,760
CaixaBank	710,100	2,021,292
Red Electrica	54,600	4,326,795
		8,777,847
Sweden - 2.3%
Investor, Cl. B	87,430	2,901,597
Skanska, Cl. B	104,294	2,223,394
		5,124,991

58

BNY Mellon International Equity Income Fund (continued)
Common Stocks - 97.7% (continued)	Shares	Value ($)
Switzerland - 4.8%
Nestle	13,901	[a]	973,673
Novartis	52,949		3,778,982
STMicroelectronics	426,006		2,425,224
Transocean	173,883		1,503,278
Zurich Insurance Group	9,429	[a]	1,991,950
			10,673,107
Taiwan - 4.7%
Chicony Electronics	341,280		739,994
Compal Electronics	955,900		560,832
MediaTek	315,000		2,219,389
Siliconware Precision Industries	3,329,000		5,103,731
Taiwan Mobile	341,000		1,050,938
Transcend Information	231,400		703,526
			10,378,410
Thailand - 1.4%
Charoen Pokphand Foods	5,757,900		3,071,382
United Kingdom - 15.2%
AstraZeneca	49,784		2,824,304
BAE Systems	401,869		2,853,994
BP	624,376		3,027,107
British American Tobacco	113,112		6,157,072
CYBG-CDI	37,306	[a]	96,657
GlaxoSmithKline	158,384		3,075,590
HSBC Holdings	208,822		1,326,073
Legal & General Group	839,172		2,620,972
National Grid	234,918		3,136,297
Persimmon	48,273	[a]	1,458,816
Royal Dutch Shell, Cl. A	94,193		2,143,701
SSE	141,183		2,703,306
Standard Life	151,490		696,145
Unilever	13,969		597,886
Vodafone Group	152,830		464,680
WM Morrison Supermarkets	219,274		603,468
			33,786,068
United States - 4.6%
iShares MSCI EAFE ETF	190,000		10,189,700
Total Common Stocks (cost $233,754,569)			217,632,811
Other Investment - 2.2%	Shares		Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred Plus Money Market Fund (cost $4,955,849)	4,955,849	[b]	4,955,849
Total Investments (cost $238,710,418)	99.9%		222,588,660
Cash and Receivables (Net)	.1%		292,373
Net Assets	100.0%		222,881,033

CDI—Chess Depository Interest

ETF—Exchange-Traded Fund

a Non-income producing security.

b Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †	Value (%)
Financial	26.8
Consumer Discretionary	9.3
Industrial	8.9
Consumer Staples	7.8
Materials	7.5
Energy	7.4
Telecommunication Services	6.7
Health Care	6.2
Information Technology	5.9
Utilities	5.3
Exchange-Traded Funds	4.6
Money Market Investment	2.2
Telecommunications	1.3
99.9

† Based on net assets.

See notes to financial statements.

59

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Asset Allocation Fund
Bonds and Notes - 15.0%	Principal Amount ($)		Value ($)
Casinos - .0%
Agua Caliente Band of Cahuilla Indians, Sr. Scd. Notes, 6.08%, 10/01/16	58,000	[a]	58,569
Agua Caliente Band of Cahuilla Indians, Sr. Scd. Notes, 6.44%, 10/01/16	57,000	[a]	57,745
		116,314
Commercial Mortgage Pass-Through Ctfs. - .2%
WFRBS Commercial Mortgage Trust, Ser. 2011-C5, Cl. A2, 2.68%, 11/15/44	150,000		150,538
WFRBS Commercial Mortgage Trust, Ser. 2013-C13, Cl. A4, 3.00%, 5/15/45	540,000		549,389
		699,927
Consumer Discretionary - .7%
21st Century Fox America, Gtd. Notes, 6.15%, 3/01/37	265,000		282,106
Amazon.com, Sr. Unscd. Notes, 2.50%, 11/29/22	435,000		436,800
Comcast, Gtd. Notes, 3.13%, 7/15/22	575,000		599,253
eBay, Sr. Unscd. Notes, 2.60%, 7/15/22	325,000		303,945
Hyundai Capital America, Sr. Unscd. Notes, 2.40%, 10/30/18	195,000	[a]	195,625
Scripps Networks Interactive, Sr. Unscd. Notes, 2.80%, 6/15/20	345,000		338,082
Time Warner, Gtd. Notes, 4.00%, 1/15/22	470,000		487,029
Volkswagen International Finance, Gtd. Notes, 1.60%, 11/20/17	165,000	[a]	161,707
		2,804,547
Consumer Staples - .4%
Anheuser-Busch InBev Finance, Gtd. Notes, 4.90%, 2/01/46	375,000		402,813
CVS Health, Sr. Unscd. Notes, 4.88%, 7/20/35	340,000		366,387
Kroger, Sr. Unscd. Notes, 2.60%, 2/01/21	235,000		240,047
PepsiCo, Sr. Unscd. Notes, 4.50%, 1/15/20	375,000		413,830
Walgreen, Gtd. Notes, 3.10%, 9/15/22	260,000		256,240
		1,679,317
Energy - .3%
Apache, Sr. Unscd. Notes, 3.25%, 4/15/22	195,000		170,240
BP Capital Markets, Gtd. Notes, 4.75%, 3/10/19	255,000		268,733
Enterprise Products Operating, Gtd. Notes, 2.55%, 10/15/19	200,000		193,705
Halliburton, Sr. Unscd. Notes, 3.38%, 11/15/22	205,000		202,141
Petrobras Global Finance, Gtd. Notes, 5.38%, 1/27/21	325,000		244,563
Petrobras International Finance, Gtd. Notes, 6.13%, 10/06/16	185,000	[b]	186,388
Spectra Energy Partners, Sr. Unscd. Notes, 3.50%, 3/15/25	195,000		177,721
		1,443,491
Financials - 2.4%
Bank of America, Sr. Unscd. Notes, Ser. L, 2.60%, 1/15/19	545,000		548,078
Bank of America, Sub. Notes, Ser. L, 3.95%, 4/21/25	525,000		506,938
BlackRock, Sr. Unscd. Notes, 6.25%, 9/15/17	420,000		451,513
Boston Properties, Sr. Unscd. Notes, 4.13%, 5/15/21	360,000		381,781
Citigroup, Sr. Unscd. Bonds, 2.50%, 7/29/19	195,000		195,612
Citigroup, Sr. Unscd. Notes, 2.50%, 9/26/18	465,000		468,250
Citizens Financial Group, Sub. Notes, 4.15%, 9/28/22	445,000	[a]	456,274
Ford Motor Credit, Sr. Unscd. Notes, 3.00%, 6/12/17	390,000		393,821

BNY Mellon Asset Allocation Fund (continued)
Bonds and Notes - 15.0% (continued)	Principal Amount ($)		Value ($)
Financials - 2.4% (continued)
GE Capital International Funding, Gtd. Notes, 2.34%, 11/15/20	410,000	[a]	414,385
General Electric , Sub. Notes, 5.30%, 2/11/21	142,000		160,714
Goldman Sachs Group, Sub. Notes, 6.75%, 10/01/37	495,000		567,447
HSBC Finance, Sub. Notes, 6.68%, 1/15/21	642,000		715,046
JPMorgan Chase & Co., Sub. Notes, 3.38%, 5/01/23	425,000		420,106
MetLife, Sr. Unscd. Notes, 7.72%, 2/15/19	345,000		398,893
Morgan Stanley, Sub. Notes, 4.88%, 11/01/22	735,000		777,690
NYSE Holdings, Gtd. Notes, 2.00%, 10/05/17	460,000		464,296
Rabobank Nederland, Gtd. Notes, 4.50%, 1/11/21	530,000		580,266
Royal Bank of Canada, Sr. Unscd. Bonds, 1.25%, 6/16/17	520,000		519,869
Simon Property Group, Sr. Unscd. Notes, 5.65%, 2/01/20	450,000		504,000
Societe Generale, Sub. Notes, 4.75%, 11/24/25	510,000	[a]	484,677
Toyota Motor Credit, Sr. Unscd. Bonds, 1.55%, 7/13/18	325,000		325,173
Wachovia, Sub. Notes, 5.63%, 10/15/16	290,000		297,876
Wells Fargo & Co., Sub. Notes, 4.90%, 11/17/45	300,000		304,826
		10,337,531
Foreign/Governmental - .3%
Mexican Government, Sr. Unscd. Notes, 5.63%, 1/15/17	315,000		326,497
Petroleos Mexicanos, Gtd. Notes, 4.88%, 1/24/22	460,000		442,520
Province of Ontario Canada, Sr. Unscd. Bonds, 4.00%, 10/07/19	330,000		356,584
		1,125,601
Health Care - .3%
AbbVie, Sr. Unscd. Notes, 1.80%, 5/14/18	300,000		299,315
Amgen, Sr. Unscd. Notes, 5.65%, 6/15/42	485,000		536,328
Biogen, Sr. Unscd. Notes, 2.90%, 9/15/20	345,000		349,166
Celgene, Sr. Unscd. Notes, 2.88%, 8/15/20	265,000		268,383
		1,453,192
Industrials - .3%
ABB Finance USA, Gtd. Notes, 2.88%, 5/08/22	405,000		409,747
American Airlines, Bonds, 3.38%, 11/01/28	342,923		333,064
Burlington North Santa Fe., Sr. Unscd. Debs., 3.45%, 9/15/21	430,000		453,234
General Electric, Jr. Sub. Debs., Ser. D , 5.00%, 12/29/49	295,000	[c]	299,794
		1,495,839
Information Technology - .9%
Adobe Systems, Sr. Unscd. Notes, 3.25%, 2/01/25	305,000		304,648
Apple, Sr. Unscd. Notes, 4.38%, 5/13/45	300,000		303,419
Arrow Electronics, Sr. Unscd. Notes, 3.50%, 4/01/22	350,000		347,773
Fidelity National Information Services, Gtd. Notes, 3.88%, 6/05/24	465,000		450,107
Flextronics International, Gtd. Notes, 4.75%, 6/15/25	290,000		280,575
Intel, Sr. Unscd. Notes, 2.70%, 12/15/22	290,000		294,901
Intel, Sr. Unscd. Notes, 4.90%, 7/29/45	415,000		451,236
Microsoft, Sr. Unscd. Notes, 3.75%, 2/12/45	440,000		427,148
Oracle, Sr. Unscd. Notes, 2.38%, 1/15/19	350,000		359,799
Oracle, Sr. Unscd. Notes, 2.50%, 5/15/22	300,000		301,852

60

BNY Mellon Asset Allocation Fund (continued)
Bonds and Notes - 15.0% (continued)	Principal Amount ($)	Value ($)
Information Technology - .9% (continued)
Seagate HDD Cayman, Gtd. Bonds, 4.75%, 1/01/25	190,000	145,825
	3,667,283
Materials - .1%
Eastman Chemical, Sr. Unscd. Notes, 3.60%, 8/15/22	460,000	457,698
Municipal Bonds - 1.0%
California Earthquake Authority, Revenue, 2.81%, 7/01/19	350,000	356,744
California Educational Facilities Authority, Revenue (Stanford University), 5.00%, 10/01/32	375,000	496,237
Chicago, GO, 7.38%, 1/01/33	290,000	295,191
Florida Hurricane Catastrophe Fund Finance Corporation, Revenue Bonds, 3.00%, 7/01/20	750,000	774,532
Massachusetts, GO (Build America Bonds), 4.20%, 12/01/21	210,000	232,258
New Jersey Economic Development Authority, School Facilities Construction Revenue, 1.10%, 6/15/16	475,000	475,546
New York City, GO (Build America Bonds), 6.25%, 6/01/35	345,000	394,145
New York City Municipal Water Finance Authority, Water and Sewer System Second General Resolution Revenue (Build America Bonds), 6.28%, 6/15/42	530,000	611,625
Oakland Unified School District, GO (Build America Bonds), 9.50%, 8/01/34	180,000	215,568
Texas Public Finance Authority, Windstorm Insurance Association Premium Revenue, 8.25%, 7/01/24	310,000	311,469
University of California Regents, Limited Project Revenue, 4.13%, 5/15/45	340,000	343,726
	4,507,041
Telecommunications - .4%
AT&T, Sr. Unscd. Notes, 4.45%, 5/15/21	525,000	562,006
Telefonica Emisiones, Gtd. Notes, 5.13%, 4/27/20	575,000	616,484
Verizon Communications, Sr. Unscd. Notes, 3.65%, 9/14/18	280,000	293,694
Verizon Communications, Sr. Unscd. Notes, 6.55%, 9/15/43	245,000	299,772
	1,771,956
U.S. Government Agencies - .1%
Federal National Mortgage Association, REMIC, Series 2014-28, Cl. ND, 3.00%, 3/25/40	389,429	[d] 409,726
U.S. Government Agencies/Mortgage-Backed - 4.4%
Federal Home Loan Mortgage Corporation
3.00%, 9/1/27-11/1/28	411,220 [d]	430,149
3.50%, 12/1/28-10/1/45	2,153,123 [d]	2,255,475
4.00%, 6/1/26-4/1/44	1,301,218 [d]	1,398,255
4.50%, 12/1/40	1,020,287 [d]	1,124,807
5.00%, 7/1/40	313,243 [d]	346,566
Federal National Mortgage Association
2.50%, 11/1/30	889,155 [d]	912,832
3.00%, 3/1/31-12/1/45	1,259,903 [d]	1,304,209
3.50%, 9/1/26-1/1/46	2,682,387 [d]	2,820,798
4.00%, 8/1/27-8/1/44	1,351,900 [d]	1,448,512
4.50%, 4/1/41-8/1/44	886,438 [d]	964,241
5.00%, 2/1/41-11/1/43	956,133 [d]	1,066,591
5.50%, 4/1/36-1/1/39	692,511 [d]	784,602
Government National Mortgage Association I

BNY Mellon Asset Allocation Fund (continued)
Bonds and Notes - 15.0% (continued)	Principal Amount ($)	Value ($)
U.S. Government Agencies/Mortgage-Backed - 4.4% (continued)
4.00%, 8/15/45	997,837	1,067,802
5.00%, 11/15/34	117,648	131,938
Government National Mortgage Association II
3.00%, 1/20/44-4/20/45	1,524,108	1,582,901
3.50%, 4/20/45	473,725	502,252
4.00%, 12/20/44	17,589	18,808
4.50%, 2/20/46	655,000	706,319
	18,867,057
U.S. Government Securities - 3.1%
U.S. Treasury Bonds , 3.00%, 5/15/45	795,000	858,072
U.S. Treasury Bonds , 2.88%, 8/15/45	320,000	336,862
U.S. Treasury Inflation Protected Securities, Notes, 1.38%, 1/15/20	508,668	[e] 539,261
U.S. Treasury Inflation Protected Securities, Notes, 0.13%, 4/15/20	641,433	[e] 647,672
U.S. Treasury Inflation Protected Securities, Notes, 0.63%, 7/15/21	939,356	[e] 973,059
U.S. Treasury Inflation Protected Securities, Notes, 0.38%, 7/15/25	643,394	[e] 648,504
U.S. Treasury Notes , 0.88%, 5/15/17	2,090,000	[b] 2,094,000
U.S. Treasury Notes , 0.63%, 9/30/17	1,975,000	[b] 1,970,487
U.S. Treasury Notes , 0.75%, 10/31/17	1,495,000	1,494,241
U.S. Treasury Notes , 0.88%, 11/30/17	640,000	641,050
U.S. Treasury Notes , 2.63%, 1/31/18	2,880,000	2,980,238
U.S. Treasury Notes , 2.25%, 11/15/24	115,000	120,177
	13,303,623
Utilities - .1%
Hydro-Quebec, Gov't Gtd. Notes, 2.00%, 6/30/16	280,000	281,153
Total Bonds and Notes (cost $63,341,280)	64,421,296
Common Stocks - 20.1%	Shares	Value ($)
Consumer Discretionary - 2.9%
Amazon.com	495	[f] 273,497
Bed Bath & Beyond	11,615	[f] 556,939
Brunswick	3,245	138,042
Carnival	15,620	749,135
Comcast, Cl. A	15,850	915,020
D.R. Horton	4,810	128,523
Darden Restaurants	10,770	687,988
Dollar General	1,675	124,369
eBay	6,665	[f] 158,627
Home Depot	12,360	1,534,123
Lowe's	13,815	932,927
Marriott International, Cl. A	10,425	710,464
Nordstrom	3,250	166,790
Target	12,385	971,603
Time Warner	11,585	766,927
Twenty-First Century Fox, Cl. A	29,415	794,793
Visteon	10,935	764,575
Walt Disney	14,805	1,414,174
Wyndham Worldwide	10,315	751,345
	12,539,861
Consumer Staples - 1.9%
Altria Group	25,350	1,560,799
Coca-Cola Enterprises	4,110	199,376
CVS Health	15,045	1,461,923
Estee Lauder, Cl. A	9,875	901,884
General Mills	9,040	532,004
Kroger	9,945	396,905
PepsiCo	15,130	1,480,017
Procter & Gamble	4,200	337,218
Wal-Mart Stores	19,255	1,277,377
	8,147,503
Energy - 1.2%
Exxon Mobil	29,530	2,366,829

61

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Asset Allocation Fund (continued)
Common Stocks - 20.1% (continued)	Shares		Value ($)
Energy - 1.2% (continued)
HollyFrontier	4,005		135,449
Marathon Petroleum	14,925		511,181
Phillips 66	2,445		194,109
Schlumberger	4,365		313,058
Tesoro	6,640		535,715
Valero Energy	15,180		912,014
		4,968,355
Exchange-Traded Funds - .0%
SPDR S&P 500 ETF Trust	215		41,570
Financials - 3.4%
Affiliated Managers Group	3,880	[f]	538,117
American Express	15,575		865,658
Ameriprise Financial	8,160		685,032
Bank of America	104,610		1,309,717
Berkshire Hathaway, Cl. B	11,255	[f]	1,510,083
Citigroup	31,570		1,226,494
Franklin Resources	16,945		607,478
General Growth Properties	30,780	[g]	847,066
Host Hotels & Resorts	12,500	[g]	191,375
JPMorgan Chase & Co.	29,642		1,668,845
Moody's	2,160		191,808
Post Properties	3,330	[g]	185,581
Prudential Financial	11,225		741,860
Public Storage	4,215	[g]	1,051,600
Simon Property Group	990	[g]	187,833
T. Rowe Price Group	10,120		699,393
Travelers	8,590		923,597
Wells Fargo & Co.	23,255		1,091,125
		14,522,662
Health Care - 3.3%
Abbott Laboratories	22,205		860,222
Agilent Technologies	20,355		760,259
Amgen	9,110		1,296,171
Anthem	3,850		503,156
Biogen	875	[f]	226,993
Charles River Laboratories International	2,430	[f]	178,435
Cigna	3,770		526,330
DENTSPLY International	9,810		598,018
Express Scripts Holding	12,300	[f]	865,674
Gilead Sciences	15,160		1,322,710
HCA Holdings	8,655	[f]	599,013
Hologic	18,755	[f]	649,486
Johnson & Johnson	19,770		2,080,002
Merck & Co.	25,310		1,270,815
Mettler-Toledo International	2,155	[f]	678,631
Pfizer	55,895		1,658,405
Quintiles Transnational Holdings	2,420	[f]	151,758
Zoetis	3,865		158,697
		14,384,775
Industrials - 1.8%
3M	4,070		638,461
Allison Transmission Holdings	11,570		273,978
Boeing	8,265		976,758
Delta Air Lines	15,495		747,479
General Dynamics	6,795		925,955
General Electric	15,450		450,213
Honeywell International	2,580		261,483
Illinois Tool Works	2,755		259,659
JetBlue Airways	25,135	[f]	552,970
Lennox International	1,480		191,231
Owens Corning	14,410		618,477
Rockwell Automation	3,050		317,474
Southwest Airlines	23,675		993,166
Spirit Aerosystems Holdings, Cl. A	13,565	[f]	623,990
		7,831,294
Information Technology - 4.0%
Accenture, Cl. A	11,170		1,119,904
Activision Blizzard	23,265		736,803
Alliance Data Systems	670	[f]	140,787
Alphabet, Cl. A	2,205	[f]	1,581,470

BNY Mellon Asset Allocation Fund (continued)
Common Stocks - 20.1% (continued)	Shares		Value ($)
Information Technology - 4.0% (continued)
Alphabet, Cl. C	2,205	[f]	1,538,583
Apple	35,450		3,427,660
Cisco Systems	21,290		557,372
Citrix Systems	10,585	[f]	747,830
Electronic Arts	14,490	[f]	930,838
Facebook, Cl. A	2,375	[f]	253,935
Intel	12,960		383,486
International Business Machines	9,255		1,212,683
Microsoft	23,630		1,202,294
NCR	26,850	[f]	627,216
Nuance Communications	7,325	[f]	142,911
Texas Instruments	9,660		512,173
VeriSign	4,065	[f]	343,452
Visa, Cl. A	22,560		1,633,118
WEX	2,440	[f]	159,332
		17,251,847
Materials - .6%
Air Products & Chemicals	1,210		160,289
Crown Holdings	5,720	[f]	267,982
Dow Chemical	7,265		353,152
LyondellBasell Industries, Cl. A	10,825		868,273
Nucor	4,130		162,474
Reliance Steel & Aluminum	12,295		748,643
		2,560,813
Telecommunications - .6%
AT&T	4,080		150,756
CenturyLink	25,165		769,797
Verizon Communications	35,590		1,805,481
		2,726,034
Utilities - .4%
Duke Energy	10,455		776,597
FirstEnergy	24,580		822,693
		1,599,290
Total Common Stocks (cost $78,232,182)	86,574,004
Other Investments - 65.1%	Shares		Value ($)
Registered Investment Company;
ASG Global Alternatives Fund, Cl. Y	1,258,601		12,472,734
ASG Managed Futures Strategy Fund, Cl. Y	1,032,091		11,569,746
BNY Mellon Corporate Bond Fund, Cl. M	913,708	[h]	11,393,936
BNY Mellon Emerging Markets Fund, Cl. M	1,303,926	[h]	9,440,422
BNY Mellon Focused Equity Opportunities Fund, Cl. M	2,393,589	[h]	30,446,453
BNY Mellon Income Stock Fund, Cl. M	1,482,307	[h]	11,369,292
BNY Mellon Intermediate Bond Fund, Cl. M	2,032,521	[h]	25,528,459
BNY Mellon International Fund, Cl. M	1,954,234	[h]	19,776,851
BNY Mellon Mid Cap Multi-Strategy Fund, Cl. M	2,434,605	[h]	31,601,178
BNY Mellon Short-Term U.S. Government Securities Fund, Cl. M	248,666	[h]	2,944,205
BNY Mellon Small/Mid Cap Fund, Cl. M	676,730	[h]	7,247,778
Dreyfus Floating Rate Income Fund, Cl. Y	813,493	[h]	9,322,627
Dreyfus Global Real Estate Securities Fund, Cl. Y	879,075	[h]	7,269,951
Dreyfus High Yield Fund, Cl. I	2,147,991	[h]	12,136,149
Dreyfus Institutional Preferred Plus Money Market Fund	6,443,472	[i]	6,443,472
Dreyfus International Small Cap Fund, Cl. Y	1,123,799	[h]	13,339,495
Dreyfus Research Growth Fund, Cl. Y	550,120	[h]	7,107,548
Dreyfus Select Managers Small Cap Growth Fund, Cl. Y	677,347	[f,h]	12,903,469
Dreyfus Select Managers Small Cap Value Fund, Cl. Y	618,257	[h]	11,202,811
Dreyfus U.S. Equity Fund, Cl. Y	149,408	[h]	2,418,921

62

BNY Mellon Asset Allocation Fund (continued)
Other Investments - 65.1% (continued)	Shares		Value ($)
Registered Investment Company; (continued)
Dreyfus/Newton International Equity Fund, Cl. Y	593,730	[h]	10,188,413
Dynamic Total Return Fund, Cl. Y	486,666	[f,h]	7,319,457
Global Stock Fund, Cl. Y	410,618	[h]	6,886,073
Total Other Investments (cost $284,866,917)	280,329,440
Investment of Cash Collateral for Securities Loaned - .0%	Shares		Value ($)
Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund (cost $73,500)	73,500	[i]	73,500
Total Investments (cost $426,513,879)	100.2%	431,398,240
Liabilities, Less Cash and Receivables	(0.2%)	(923,030)
Net Assets	100.0%	430,475,210

ETF—Exchange-Traded Fund
GO—General Obligation
REMIC—Real Estate Mortgage Investment Conduit
SPDR—Standard & Poor's Depository Receipt

a Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 29, 2016, these securities were valued at $1,828,982 or .42% of net assets.

b Security, or portion thereof, on loan. At February 29, 2016, the value of the fund’s securities on loan was $4,044,840 and the value of the collateral held by the fund was $4,142,411, consisting of cash collateral of $73,500 and U.S. Government & Agency securities valued at $4,068,911.

c Variable rate security—rate shown is the interest rate in effect at period end. Date shown represents the earlier of the next interest reset date or ultimate maturity date.

d The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

e Principal amount for accrual purposes is periodically adjusted based on changes in the Consumer Price Index.

f Non-income producing security.

g Investment in real estate investment trust.

h Investment in affiliated mutual fund.

i Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †	Value (%)
Mutual Funds: Domestic	45.2
Common Stocks	20.1
Mutual Funds: Foreign	18.4
U.S. Government Agencies/Mortgage-Backed	7.6
Corporate Bonds	5.9
Money Market Investments	1.5
Municipal Bonds	1.0
Foreign/Governmental	.3
Commercial Mortgage-Backed	.2
Exchange-Traded Funds	.0
100.2

† Based on net assets.

See notes to financial statements.

63

STATEMENT OF FINANCIAL FUTURES
February 29, 2016 (Unaudited)

BNY Mellon International Appreciation Fund	Contracts	Market Value Covered by Contracts ($)	Expiration	Unrealized Appreciation at 02/29/2016 ($)

Financial Futures Long
MSCI EAFE Index	4	309,000	March 2016	4,783
Gross Unrealized Appreciation				4,783

See notes to financial statements.

64

STATEMENT OF ASSETS AND LIABILITIES
February 29, 2016 (Unaudited)

	BNY Mellon Large Cap Stock Fund	BNY Mellon Large Cap Market Opportunities Fund	BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund	BNY Mellon Income Stock Fund
Assets ($):
Investments in securities—See Statement of Investments† (including securities on loan) ††—Note 1(c): Unaffiliated issuers	324,617,555	44,529,376	214,345,167	917,198,862
Affiliated issuers	7,016,114	48,614,278	119,236,565	41,671,733
Cash	-	10,616	26,014	-
Dividends and securities lending income receivable	735,061	122,297	623,617	2,656,646
Receivable for shares of Beneficial Interest subscribed	75,000	85,000	11,078	522,542
Receivable for investment securities sold	-	389,816	-	-
Prepaid expenses	17,730	14,562	17,634	24,541
	332,461,460	93,765,945	334,260,075	962,074,324
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)	209,853	45,306	168,287	528,132
Due to Administrator—Note 3(a)	31,873	4,599	23,494	91,440
Cash overdraft due to Custodian	203,633	-	-	605,626
Liability for securities on loan—Note 1(c)	3,487,011	412,268	1,944,242	29,245,014
Payable for investment securities purchased	3,008,884	-	-	-
Payable for shares of Beneficial Interest redeemed	318,868	336,267	704,291	901,765
Accrued expenses	27,820	23,616	32,228	57,828
	7,287,942	822,056	2,872,542	31,429,805
Net Assets ($)	325,173,518	92,943,889	331,387,533	930,644,519
Composition of Net Assets ($):
Paid-in capital	287,403,415	81,078,933	263,327,762	867,809,810
Accumulated undistributed investment income—net	38,227	110,215	617,679	98,343
Accumulated net realized gain (loss) on investments	(112,273)	6,987,380	12,469,490	9,454,791
Accumulated net unrealized appreciation (depreciation) on investments	37,844,149	4,767,361	54,972,602	53,281,575
Net Assets ($)	325,173,518	92,943,889	331,387,533	930,644,519
Net Asset Value Per Share
Class M
Net Assets ($)	316,248,109	92,164,348	328,825,505	918,233,188
Shares Outstanding	61,018,746	8,697,571	24,975,242	119,748,042
Net Asset Value Per Share ($)	5.18	10.60	13.17	7.67
Investor Shares
Net Assets ($)	8,925,409	779,541	2,562,028	12,411,331
Shares Outstanding	1,720,997	72,978	190,476	1,604,808
Net Asset Value Per Share ($)	5.19	10.68	13.45	7.73
† Investments at cost ($)
Unaffiliated issuers	286,773,406	37,623,717	150,934,455	863,917,287
Affiliated issuers	7,016,114	50,752,576	127,674,677	41,671,733
†† Value of securities on loan ($)	9,343,414	856,745	4,180,145	28,735,716

See notes to financial statements.

65

STATEMENT OF ASSETS AND LIABILITIES (Unaudited) (continued)

	BNY Mellon Mid Cap Multi-Strategy Fund	BNY Mellon Small Cap Multi-Strategy Fund	BNY Mellon Focused Equity Opportunities Fund	BNY Mellon Small/Mid Cap Multi-Strategy Fund
Assets ($):
Investments in securities—See Statement of Investments† (including securities on loan) ††—Note 1(c): Unaffiliated issuers	2,149,711,739	335,646,370	433,846,501	272,071,559
Affiliated issuers	92,204,845	35,266,335	-	18,097,554
Cash	4,293,782	1,573,663	-	87,921
Receivable for investment securities sold	20,565,430	5,616,572	2,216,371	6,161,321
Dividends, interest and securities lending income receivable	2,315,807	-	926,713	-
Receivable for shares of Beneficial Interest subscribed	1,595,946	480,570	79,821	75,595
Dividends and securities lending income receivable	-	148,145	-	210,928
Prepaid expenses	49,178	19,380	23,627	23,898
	2,270,736,727	378,751,035	437,093,033	296,728,776
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)	1,375,012	299,836	276,643	224,706
Due to Administrator—Note 3(a)	210,552	32,874	43,219	26,765
Cash overdraft due to Custodian	-	-	388,375	-
Liability for securities on loan—Note 1(c)	60,325,214	30,077,315	-	11,849,272
Payable for investment securities purchased	20,887,329	8,314,547	-	6,132,684
Payable for shares of Beneficial Interest redeemed	995,203	254,473	433,893	334,761
Interest payable—Note 2	-	-	409	-
Accrued expenses	113,216	45,003	40,808	38,692
	83,906,526	39,024,048	1,183,347	18,606,880
Net Assets ($)	2,186,830,201	339,726,987	435,909,686	278,121,896
Composition of Net Assets ($):
Paid-in capital	1,970,675,344	357,364,201	391,627,143	293,218,434
Accumulated undistributed (distribution in excess of) investment income—net	6,736,827	(1,024,741)	2,481,945	(1,062,508)
Accumulated net realized gain (loss) on investments	(42,848,103)	(17,616,900)	(2,137,544)	(15,635,614)
Accumulated net unrealized appreciation (depreciation) on investments	252,266,133	1,004,427	43,938,142	1,601,584
Net Assets ($)	2,186,830,201	339,726,987	435,909,686	278,121,896
Net Asset Value Per Share
Class M
Net Assets ($)	2,135,493,236	328,474,947	431,895,896	276,906,166
Shares Outstanding	164,526,606	23,546,648	33,949,275	25,852,578
Net Asset Value Per Share ($)	12.98	13.95	12.72	10.71
Investor Shares
Net Assets ($)	51,336,965	11,252,040	4,013,790	1,215,730
Shares Outstanding	4,013,845	837,480	317,729	114,538
Net Asset Value Per Share ($)	12.79	13.44	12.63	10.61
† Investments at cost ($)
Unaffiliated issuers	1,897,445,606	334,641,943	389,908,359	270,469,975
Affiliated issuers	92,204,845	35,266,335	-	18,097,554
†† Value of securities on loan ($)	111,977,176	42,543,280	3,438,328	20,622,753

See notes to financial statements.

66

	BNY Mellon International Fund	BNY Mellon Emerging Markets Fund	BNY Mellon International Appreciation Fund	BNY Mellon International Equity Income Fund	BNY Mellon Asset Allocation Fund
Assets ($):
Investments in securities—See Statement of Investments† (including securities on loan) ††—Note 1(c): Unaffiliated issuers	956,428,675	608,204,963	77,031,227	217,632,811	175,037,780
Affiliated issuers	6,759,093	472,164	54,482	4,955,849	256,360,460
Cash	1,782,575	309,515	1,248	486,863	-
Cash denominated in foreign currency†††	1,951,469	3,614,923	-	3,116,052	-
Dividends receivable	6,225,538	2,099,168	248,052	1,108,405	-
Receivable for shares of Beneficial Interest subscribed	730,304	297,574	-	838,334	64,400
Receivable for investment securities sold	-	1,028,750	-	-	524,494
Dividends, interest and securities lending income receivable	-	-	-	-	770,024
Prepaid expenses	37,947	24,789	257,697	29,127	21,648
	973,915,601	616,051,846	77,592,706	228,167,441	432,778,806
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)	819,682	1,537,072	43,095	240,106	52,871
Due to Administrator—Note 3(a)	97,133	64,412	7,828	21,773	14,882
Payable for shares of Beneficial Interest redeemed	687,785	781,497	36,065	171,915	72,363
Cash overdraft due to custodian	-	-	-	-	238,384
Notes payable—Note 2	-	1,000,000	-	-	-
Interest payable—Note 2	-	10,752	-	-	-
Payable for future variation marginâ€•Note 4	-	-	2,120	-	-
Payable for investment securities purchased	-	-	-	4,794,085	1,816,983
Unrealized depreciation on forward foreign currency exchange contracts—Note 4	-	-	-	23,254	-
Liability for securities on loan—Note 1(c)	-	-	-	-	73,500
Accrued expenses	43,917	45,058	56,409	35,275	34,613
	1,648,517	3,438,791	145,517	5,286,408	2,303,596
Net Assets ($)	972,267,084	612,613,055	77,447,189	222,881,033	430,475,210

67

STATEMENT OF ASSETS AND LIABILITIES (Unaudited) (continued)

	BNY Mellon International Fund	BNY Mellon Emerging Markets Fund	BNY Mellon International Appreciation Fund	BNY Mellon International Equity Income Fund	BNY Mellon Asset Allocation Fund
Composition of Net Assets ($):
Paid-in capital	1,768,402,714	1,114,390,121	155,399,259	288,727,943	423,468,052
Accumulated undistributed investment income—net	1,320,744	599,794	174,064	525,400	(15,555)
Accumulated net realized gain (loss) on investments	(625,594,648)	(496,923,585)	(45,176,222)	(50,201,376)	2,138,352
Accumulated net unrealized appreciation (depreciation) on investments	(171,669,738)	(5,297,530)	(32,954,695)	(16,121,758)	4,884,361
Accumulated net unrealized appreciation (depreciation) on foreign currency transactions	(191,988)	(155,745)	-	(49,176)	-
Accumulated net unrealized appreciation (depreciation) on financial futures	-	-	4,783	-	-
Net Assets ($)	972,267,084	612,613,055	77,447,189	222,881,033	430,475,210
Net Asset Value Per Share
Class M
Net Assets ($)	962,268,206	602,829,485	73,397,924	222,291,770	423,931,193
Shares Outstanding	95,057,587	83,247,768	6,701,937	20,100,813	40,747,015
Net Asset Value Per Share ($)	10.12	7.24	10.95	11.06	10.40
Investor Shares
Net Assets ($)	9,998,878	9,783,570	4,049,265	589,263	6,544,017
Shares Outstanding	928,152	1,314,519	373,739	52,740	624,667
Net Asset Value Per Share ($)	10.77	7.44	10.83	11.17	10.48
† Investments at cost ($)
Unaffiliated issuers	1,128,098,413	613,502,493	109,985,922	233,754,569	166,423,985
Affiliated issuers	6,759,093	472,164	54,482	4,955,849	260,089,894
†† Value of securities on loan ($)	-	-	-	-	4,044,840
††† Cash denominated in foreign currency (cost) ($)	1,975,268	3,656,422	-	3,109,964	-

See notes to financial statements.

68

STATEMENT OF OPERATIONS
Six Months Ended February 29, 2016 (Unaudited)

	BNY Mellon Large Cap Stock Fund	BNY Mellon Large Cap Market Opportunities Fund	BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund	BNY Mellon Income Stock Fund
Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	4,126,512	506,736	2,661,390	17,334,379
Affiliated issuers	1,333	549,402	1,298,170	16,951
Income from securities lending—Note 1(c)	14,036	586	11,993	13,372
Total Income	4,141,881	1,056,724	3,971,553	17,364,702
Expenses:
Investment advisory fee—Note 3(a)	1,197,401	246,979	1,012,965	3,293,335
Administration fee—Note 3(a)	230,864	36,310	163,683	635,037
Custodian fees—Note 3(b)	31,438	6,565	10,617	40,784
Professional fees	17,497	16,539	16,348	16,515
Registration fees	14,964	14,933	14,341	15,637
Shareholder servicing costs—Note 3(b)	12,703	1,352	4,731	17,760
Trustees’ fees and expenses—Note 3(c)	12,613	3,834	13,297	32,915
Prospectus and shareholders’ reports	4,281	3,128	3,834	5,035
Loan commitment fees—Note 2	3,422	999	4,937	9,295
Interest expense—Note 2	877	286	-	4,895
Miscellaneous	8,697	13,562	15,963	19,693
Total Expenses	1,534,757	344,487	1,260,716	4,090,901
Less—reduction in fees due to earnings credits—Note 3(b)	(11)	(2)	(3)	(15)
Net Expenses	1,534,746	344,485	1,260,713	4,090,886
Investment Income—Net	2,607,135	712,239	2,710,840	13,273,816
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments:
Unaffiliated issuers	772,491	769,334	37,937	22,325,877
Affiliated issuers	-	927,734	318,670	-
Capital gain distributions on affiliated issuers	-	5,341,051	12,252,453	-
Net realized gain (loss) on options transactions	-	-	-	761,431
Net Realized Gain (Loss)	772,491	7,038,119	12,609,060	23,087,308
Net unrealized appreciation (depreciation) on investments:
Unaffiliated issuers	(8,885,079)	(2,512,208)	(7,345,675)	(34,680,642)
Affiliated issuers	-	(7,927,890)	(17,431,043)	-
Net unrealized appreciation (depreciation) on options transactions	-	-	-	(133,972)
Net Unrealized Appreciation (Depreciation)	(8,885,079)	(10,440,098)	(24,776,718)	(34,814,614)
Net Realized and Unrealized Gain (Loss) on Investments	(8,112,588)	(3,401,979)	(12,167,658)	(11,727,306)
Net Increase (Decrease) in Net Assets Resulting from Operations	(5,505,453)	(2,689,740)	(9,456,818)	1,546,510

See notes to financial statements.

69

STATEMENT OF OPERATIONS (Unaudited) (continued)

	BNY Mellon Mid Cap Multi-Strategy Fund	BNY Mellon Small Cap Multi-Strategy Fund	BNY Mellon Focused Equity Opportunities Fund	BNY Mellon Small/Mid Cap Multi-Strategy Fund
Investment Income ($):
Income:

Cash dividends (net of $13,682, $4,690 and $4,644
foreign taxes withheld at source for BNY Mellon Mid Cap
Multi-Strategy Fund, BNY Mellon Small Cap Multi-Strategy
Fund and BNY Mellon Small/Mid Cap Multi-Strategy Fund,
respectively):

Unaffiliated issuers	16,084,112	1,906,207	4,706,382	1,418,742
Affiliated issuers	35,671	4,835	512	5,852
Income from securities lending—Note 1(c)	289,759	128,505	10,745	53,517
Interest	4,250	—	210	-
Total Income	16,413,792	2,039,547	4,717,849	1,478,111
Expenses:
Investment advisory fee—Note 3(a)	8,397,243	1,546,153	1,790,928	1,132,287
Administration fee—Note 3(a)	1,403,535	228,005	320,628	189,224
Custodian fees—Note 3(b)	84,879	62,165	24,641	50,468
Trustees’ fees and expenses—Note 3(c)	71,210	12,955	20,806	8,985
Shareholder servicing costs—Note 3(b)	69,185	15,921	10,067	1,879
Registration fees	43,258	15,508	16,444	17,319
Professional fees	23,226	18,259	20,333	16,409
Loan commitment fees—Note 2	21,234	3,617	3,913	1,478
Prospectus and shareholders’ reports	13,732	7,170	3,846	4,400
Interest expense—Note 2	-	—	7,833	-
Miscellaneous	26,717	14,840	14,213	13,304
Total Expenses	10,154,219	1,924,593	2,233,652	1,435,753
Less—reduction in fees due to earnings credits—Note 3(b)	(147)	(59)	(8)	(7)
Net Expenses	10,154,072	1,924,534	2,233,644	1,435,746
Investment Income—Net	6,259,720	115,013	2,484,205	42,365
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	(36,919,174)	(13,348,588)	(1,558,566)	(13,721,670)
Net unrealized appreciation (depreciation) on investments	(131,162,506)	(35,799,306)	(20,214,581)	(17,965,298)
Net Realized and Unrealized Gain (Loss) on Investments	(168,081,680)	(49,147,894)	(21,773,147)	(31,686,968)
Net (Decrease)in Net Assets Resulting from Operations	(161,821,960)	(49,032,881)	(19,288,942)	(31,644,603)

See notes to financial statements.

70

	BNY Mellon International Fund	BNY Mellon Emerging Markets Fund	BNY Mellon International Appreciation Fund	BNY Mellon International Equity Income Fund	BNY Mellon Asset Allocation Fund
Investment Income ($):
Income:

Cash dividends (net of $699,605, $857,019, $61,655 and
$406,082 foreign taxes withheld at source for BNY
Mellon International Fund, BNY Mellon Emerging
Markets Fund, BNY Mellon International Appreciation
Fund and BNY Mellon International Equity Income Fund,
respectively):

Unaffiliated issuers	9,268,206	7,382,396	947,968	3,631,115	1,199,475
Affiliated issuers	7,069	1,586	214	3,343	2,759,374
Interest	-	-	41	-	885,688
Income from securities lending—Note 1(c)	-	-	-	-	1,415
Total Income	9,275,275	7,383,982	948,223	3,634,458	4,845,952
Expenses:
Investment advisory fee—Note 3(a)	4,416,593	5,034,982	233,397	1,051,019	642,888
Administration fee—Note 3(a)	651,359	548,469	58,501	154,953	95,377
Custodian fees—Note 3(b)	152,172	740,149	5,202	62,532	8,071
Trustees’ fees and expenses—Note 3(c)	29,643	20,448	3,140	9,836	14,333
Professional fees	24,081	61,913	18,803	22,529	20,798
Registration fees	16,717	17,503	14,695	16,523	16,234
Shareholder servicing costs—Note 3(b)	16,030	16,895	5,993	2,636	8,010
Loan commitment fees—Note 2	10,284	9,765	859	2,265	3,322
Prospectus and shareholders’ reports	6,247	5,591	5,095	2,709	3,707
Interest expense—Note 2	773	33,622	63	1,152	-
ADR fees	-	-	51,857	-	-
Miscellaneous	33,793	30,567	18,484	18,163	28,129
Total Expenses	5,357,692	6,519,904	416,089	1,344,317	840,869
Less—reduction in expenses due to undertaking—Note 3(a)	-	-	-	-	(231,550)
Less—reduction in fees due to earnings credits—Note 3(b)	(15)	(18)	(25)	(3)	(4)
Net Expenses	5,357,677	6,519,886	416,064	1,344,314	609,315
Investment Income—Net	3,917,598	864,096	532,159	2,290,144	4,236,637

71

STATEMENT OF OPERATIONS (Unaudited) (continued)

	BNY Mellon International Fund	BNY Mellon Emerging Markets Fund	BNY Mellon International Appreciation Fund	BNY Mellon International Equity Income Fund	BNY Mellon Asset Allocation Fund
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	(12,779,020)	(108,700,940)	-	(13,033,439)	-
Net realized gain (loss) on forward foreign currency exchange contracts	189,416	(847,867)	-	43,648	-
Net realized gain (loss) on financial futures	-	-	(147,205)	-	-
Net realized gain (loss) on investments:
Unaffiliated issuers	-	-	(1,983,119)	-	(2,191,742)
Affiliated issuers	-	-	-	-	(3,789,850)
Capital gain distributions on affiliated issuer	-	-	-	-	9,010,478
Net Realized Gain (Loss)	(12,589,604)	(109,548,807)	(2,130,324)	(12,989,791)	3,028,886
Net unrealized appreciation (depreciation) on investments and foreign currency transactions	(110,811,968)	48,180,493	-	(768,184)	-
Net unrealized appreciation (depreciation) on forward foreign currency exchange contracts	-	24,140	-	(23,254)	-
Net unrealized appreciation (depreciation) on financial futures	-	-	69,268	-	-
Net unrealized appreciation (depreciation) on investments:
Unaffiliated issuers	-	-	(8,026,261)	-	(718,966)
Affiliated issuers	-	-	-	-	(23,646,459)
Net Unrealized Appreciation (Depreciation)	(110,811,968)	48,204,633	(7,956,993)	(791,438)	(24,365,425)
Net Realized and Unrealized Gain (Loss) on Investments	(123,401,572)	(61,344,174)	(10,087,317)	(13,781,229)	(21,336,539)
Net (Decrease) in Net Assets Resulting from Operations	(119,483,974)	(60,480,078)	(9,555,158)	(11,491,085)	(17,099,902)

72

STATEMENT OF CHANGES IN NET ASSETS

	BNY Mellon Large Cap Stock Fund		BNY Mellon Large Cap Market Opportunities Fund
	Six Months Ended February 29, 2016	Year Ended	Six Months Ended February 29, 2016	Year Ended
	(Unaudited)	August 31, 2015	(Unaudited)	August 31, 2015
Operations ($):
Investment income—net	2,607,135	6,017,527	712,239	1,273,743
Net realized gain (loss) on investments	772,491	38,116,732	7,038,119	24,846,923
Net unrealized appreciation (depreciation) on investments	(8,885,079)	(39,821,717)	(10,440,098)	(26,946,867)
Net Increase (Decrease) in Net Assets Resulting from Operations	(5,505,453)	4,312,542	(2,689,740)	(826,201)
Dividends to Shareholders from ($):
Investment income—net:
Class M	(2,589,423)	(5,612,113)	(993,839)	(2,735,909)
Investor Shares	(60,126)	(117,874)	(6,507)	(14,416)
Net realized gain on investments:
Class M	(35,063,742)	(75,452,399)	(20,163,560)	(28,126,074)
Investor Shares	(1,058,366)	(2,051,151)	(191,924)	(162,969)
Total Dividends	(38,771,657)	(83,233,537)	(21,355,830)	(31,039,368)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M	37,493,477	105,014,504	7,146,133	8,895,486
Investor Shares	1,991,118	5,442,502	402,885	2,038,911
Dividends reinvested:
Class M	25,238,514	53,759,056	11,656,466	15,633,492
Investor Shares	982,549	1,999,029	73,976	87,402
Cost of shares redeemed:
Class M	(102,086,303)	(151,889,288)	(33,081,085)	(54,768,872)
Investor Shares	(2,552,909)	(8,137,824)	(584,988)	(1,484,859)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	(38,933,554)	6,187,979	(14,386,613)	(29,598,440)
Total Increase (Decrease) In Net Assets	(83,210,664)	(72,733,016)	(38,432,183)	(61,464,009)
Net Assets ($):
Beginning of Period	408,384,182	481,117,198	131,376,072	192,840,081
End of Period	325,173,518	408,384,182	92,943,889	131,376,072
Undistributed investment income—net	38,227	80,641	110,215	398,322
Capital Share Transactions (Shares):
Class M +
Shares sold	6,830,223	16,518,103	588,486	625,247
Shares issued for dividends reinvested	4,465,806	8,691,257	1,036,130	1,134,506
Shares redeemed	(17,610,504)	(23,419,675)	(2,755,842)	(3,785,593)
Net Increase (Decrease) in Shares Outstanding	(6,314,475)	1,789,685	(1,131,226)	(2,025,840)
Investor Shares [a]
Shares sold	337,708	827,889	31,237	140,670
Shares issued for dividends reinvested	173,813	322,892	6,524	6,302
Shares redeemed	(462,342)	(1,251,214)	(48,790)	(101,676)
Net Increase (Decrease) in Shares Outstanding	49,179	(100,433)	(11,029)	45,296

a  During the period ended February 29, 2016, 134,202 Class M shares representing $798,301 were exchanged for 134,102 Investor shares for BNY Mellon Large Cap Stock Fund.

See notes to financial statements.

73

STATEMENT OF CHANGES IN NET ASSETS (continued)

	BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund		BNY Mellon Income Stock Fund
	Six Months Ended February 29, 2016	Year Ended	Six Months Ended February 29, 2016	Year Ended
	(Unaudited)	August 31, 2015	(Unaudited)	August 31, 2015
Operations ($):
Investment income—net	2,710,840	4,530,865	13,273,816	25,272,272
Net realized gain (loss) on investments	12,609,060	33,707,479	23,087,308	104,385,390
Net unrealized appreciation (depreciation) on investments	(24,776,718)	(39,142,915)	(34,814,614)	(150,493,398)
Net Increase (Decrease) in Net Assets Resulting from Operations	(9,456,818)	(904,571)	1,546,510	(20,835,736)
Dividends to Shareholders from ($):
Investment income—net:
Class M	(3,971,525)	(7,192,207)	(13,109,611)	(24,976,110)
Investor Shares	(29,776)	(57,298)	(162,524)	(252,824)
Net realized gain on investments:
Class M	(28,802,216)	(57,273,113)	(92,555,875)	(127,193,057)
Investor Shares	(294,305)	(523,700)	(1,309,191)	(1,400,716)
Total Dividends	(33,097,822)	(65,046,318)	(107,137,201)	(153,822,707)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M	12,214,265	27,793,897	85,042,550	190,335,138
Investor Shares	342,103	1,939,911	5,464,976	17,969,397
Dividends reinvested:
Class M	26,042,120	51,004,374	46,461,393	67,935,234
Investor Shares	190,229	283,387	1,137,433	1,295,717
Cost of shares redeemed:
Class M	(69,127,498)	(86,113,878)	(186,711,984)	(263,087,249)
Investor Shares	(1,810,179)	(1,220,805)	(7,134,218)	(16,349,432)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	(32,148,960)	(6,313,114)	(55,739,850)	(1,901,195)
Total Increase (Decrease) In Net Assets	(74,703,600)	(72,264,003)	(161,330,541)	(176,559,638)
Net Assets ($):
Beginning of Period	406,091,133	478,355,136	1,091,975,060	1,268,534,698
End of Period	331,387,533	406,091,133	930,644,519	1,091,975,060
Undistributed investment income—net	617,679	1,908,140	98,343	96,662
Capital Share Transactions (Shares):
Class M [a]
Shares sold	866,558	1,739,475	10,601,974	20,590,143
Shares issued for dividends reinvested	1,874,883	3,333,619	5,668,064	7,541,083
Shares redeemed	(5,090,880)	(5,463,558)	(22,283,769)	(28,572,270)
Net Increase (Decrease) in Shares Outstanding	(2,349,439)	(390,464)	(6,013,731)	(441,044)
Investor Shares [a]
Shares sold	23,813	119,413	654,639	1,915,659
Shares issued for dividends reinvested	13,406	18,154	137,334	142,375
Shares redeemed	(129,573)	(76,502)	(864,174)	(1,770,021)
Net Increase (Decrease) in Shares Outstanding	(92,354)	61,065	(72,201)	288,013

a During the period ended February 29, 2016, 10,500 Class M shares representing $151,820 were exchanged for 10,312 Investor shares for BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund and 259,151 Class M shares representing $2,220,603 were exchanged for 256,966 Investor shares for BNY Mellon Income Stock Fund.

See notes to financial statements.

74

	BNY Mellon Mid Cap Multi-Strategy Fund		BNY Mellon Small Cap Multi-Strategy Fund
	Six Months Ended February 29, 2016	Year Ended	Six Months Ended February 29, 2016	Year Ended
	(Unaudited)	August 31, 2015	(Unaudited)	August 31, 2015
Operations ($):
Investment income (loss)—net	6,259,720	6,192,726	115,013	(564,909)
Net realized gain (loss) on investments	(36,919,174)	124,765,996	(13,348,588)	11,968,154
Net unrealized appreciation (depreciation) on investments	(131,162,506)	(137,886,801)	(35,799,306)	(5,697,100)
Net Increase (Decrease) in Net Assets Resulting from Operations	(161,821,960)	(6,928,079)	(49,032,881)	5,706,145
Dividends to Shareholders from ($):
Investment income—net:
Class M	(2,822,168)	(5,222,092)	—	—
Investor Shares	—	(32,692)	—	—
Net realized gain on investments:
Class M	(99,762,866)	(112,802,264)	(13,981,459)	(15,772,731)
Investor Shares	(2,536,472)	(3,298,195)	(530,824)	(610,080)
Total Dividends	(105,121,506)	(121,355,243)	(14,512,283)	(16,382,811)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M	403,298,320	540,918,730	44,476,885	64,280,798
Investor Shares	13,637,473	33,791,197	2,356,075	6,043,757
Dividends reinvested:
Class M	53,692,956	64,066,844	8,441,422	9,794,853
Investor Shares	2,166,218	2,748,036	418,602	481,674
Cost of shares redeemed:
Class M	(260,609,570)	(202,860,269)	(31,585,396)	(42,985,217)
Investor Shares	(14,924,723)	(28,388,662)	(2,008,578)	(4,863,891)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	197,260,674	410,275,876	22,099,010	32,751,974
Total Increase (Decrease) In Net Assets	(69,682,792)	281,992,554	(41,446,154)	(22,075,308)
Net Assets ($):
Beginning of Period	2,256,512,993	1,974,520,439	381,173,141	359,097,833
End of Period	2,186,830,201	2,256,512,993	339,726,987	381,173,141
Undistributed (distributions in excess of) investment income (loss)—net	6,736,827	3,299,275	(1,024,741)	(1,139,754)
Capital Share Transactions (Shares):
Class Ma
Shares sold	29,313,015	35,477,532	2,938,414	3,829,533
Shares issued for dividends reinvested	3,922,057	4,433,692	550,647	587,927
Shares redeemed	(18,734,831)	(13,275,294)	(2,074,976)	(2,522,982)
Net Increase (Decrease) in Shares Outstanding	14,500,241	26,635,930	1,414,085	1,894,478
Investor Shares[a]
Shares sold	984,633	2,233,290	155,687	367,558
Shares issued for dividends reinvested	160,579	192,574	28,323	29,880
Shares redeemed	(1,082,910)	(1,886,014)	(139,282)	(294,490)
Net Increase (Decrease) in Shares Outstanding	62,302	539,850	44,728	102,948

a During the period ended February 29, 2016, 341,536 Class M shares representing $5,009,274 were exchanged for 346,443 Investor shares for BNY Mellon Mid Cap Multi-Strategy Fund and 48,005 Class M shares representing $788,157were exchanged for 49,727 Investor shares for BNY Mellon Small Cap Multi-Strategy Fund.

See notes to financial statements.

75

STATEMENT OF CHANGES IN NET ASSETS (continued)

	BNY Mellon Focused Equity Opportunities Fund		BNY Mellon Small/Mid Cap Multi-Strategy Fund
	Six Months Ended February 29, 2016	Year Ended	Six Months Ended February 29, 2016	Year Ended
	(Unaudited)	August 31, 2015	(Unaudited)	August 31, 2015
Operations ($):
Investment income (loss)—net	2,484,205	4,604,554	42,365	(307,715)
Net realized gain (loss) on investments	(1,558,566)	61,148,604	(13,721,670)	18,132,303
Net unrealized appreciation (depreciation) on investments	(20,214,581)	(86,397,807)	(17,965,298)	(11,767,489)
Net Increase (Decrease) in Net Assets Resulting from Operations	(19,288,942)	(20,644,649)	(31,644,603)	6,057,099
Dividends to Shareholders from ($):
Investment income—net:
Class M	(3,773,879)	(3,475,992)	(882,016)	-
Investor Shares	(44,480)	(30,274)	-	-
Net realized gain on investments:
Class M	(43,223,639)	(107,705,077)	(18,614,519)	(101,042,144)
Investor Shares	(741,578)	(1,250,725)	(99,692)	(621,220)
Total Dividends	(47,783,576)	(112,462,068)	(19,596,227)	(101,663,364)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M	29,258,048	121,511,302	31,143,498	50,415,720
Investor Shares	1,873,121	14,081,498	709,183	2,509,601
Dividends reinvested:
Class M	27,138,539	64,142,086	13,917,272	67,444,832
Investor Shares	583,461	978,916	92,905	405,065
Cost of shares redeemed:
Class M	(120,167,958)	(166,854,155)	(57,006,864)	(94,347,846)
Investor Shares	(5,694,463)	(8,552,226)	(865,582)	(3,870,796)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	(67,009,252)	25,307,421	(12,009,588)	22,556,576
Total Increase (Decrease) In Net Assets	(134,081,770)	(107,799,296)	(63,250,418)	(73,049,689)
Net Assets ($):
Beginning of Period	569,991,456	677,790,752	341,372,314	414,422,003
End of Period	435,909,686	569,991,456	278,121,896	341,372,314
Undistributed (distribution in excess of) investment income (loss)—net	2,481,945	3,816,099	(1,062,508)	(222,857)
Capital Share Transactions (Shares):
Class M [a]
Shares sold	2,134,759	7,665,315	2,731,060	3,742,275
Shares issued for dividends reinvested	1,934,322	4,189,555	1,191,547	5,551,015
Shares redeemed	(8,404,502)	(10,418,965)	(4,791,282)	(6,798,439)
Net Increase (Decrease) in Shares Outstanding	(4,335,421)	1,435,905	(868,675)	2,494,851
Investor Shares [a]
Shares sold	131,288	874,215	62,809	179,466
Shares issued for dividends reinvested	41,855	64,318	8,023	33,615
Shares redeemed	(445,804)	(544,225)	(78,325)	(273,977)
Net Increase (Decrease) in Shares Outstanding	(272,661)	394,308	(7,493)	(60,896)

a During the period ended February 29, 2016, 111,931 Class M shares representing $1,675,703 were exchanged for 112,824 Investor shares for BNY Mellon Focused Equity Opportunities Fund and 17,572 Class M shares representing $217,730 were exchanged for 17,755 Investor shares for BNY Mellon Small/Mid Cap Multi-Strategy Fund.

See notes to financial statements.

76

	BNY Mellon International Fund		BNY Mellon Emerging Markets Fund
	Six Months Ended February 29, 2016	Year Ended	Six Months Ended February 29, 2016	Year Ended
	(Unaudited)	August 31, 2015	(Unaudited)	August 31, 2015
Operations ($):
Investment income—net	3,917,598	14,574,755	864,096	15,299,699
Net realized gain (loss) on investments	(12,589,604)	(52,222,530)	(109,548,807)	(180,096,116)
Net unrealized appreciation (depreciation) on investments	(110,811,968)	(45,098,153)	48,204,633	(310,595,785)
Net Increase (Decrease) in Net Assets Resulting from Operations	(119,483,974)	(82,745,928)	(60,480,078)	(475,392,202)
Dividends to Shareholders from ($):
Investment income—net:
Class M	(14,863,929)	(14,400,687)	(7,819,971)	(22,289,722)
Investor Shares	(121,406)	(201,687)	(55,653)	(304,846)
Total Dividends	(14,985,335)	(14,602,374)	(7,875,624)	(22,594,568)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M	264,795,599	351,929,668	102,136,780	198,022,883
Investor Shares	5,652,244	19,615,699	4,490,656	25,468,886
Dividends reinvested:
Class M	3,494,971	3,525,703	1,547,745	4,773,026
Investor Shares	95,701	127,975	49,972	214,050
Cost of shares redeemed:
Class M	(178,613,866)	(243,506,991)	(542,105,093)	(649,204,470)
Investor Shares	(8,365,251)	(13,737,139)	(10,800,206)	(24,902,599)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	87,059,398	117,954,915	(444,680,146)	(445,628,224)
Total Increase (Decrease) In Net Assets	(47,409,911)	20,606,613	(513,035,848)	(943,614,994)
Net Assets ($):
Beginning of Period	1,019,676,995	999,070,382	1,125,648,903	2,069,263,897
End of Period	972,267,084	1,019,676,995	612,613,055	1,125,648,903
Undistributed investment income—net	1,320,744	12,388,481	599,794	7,611,322
Capital Share Transactions (Shares):
Class M [a]
Shares sold	23,707,084	29,375,912	13,416,964	20,908,039
Shares issued for dividends reinvested	309,563	313,954	198,429	522,785
Shares redeemed	(16,004,426)	(20,484,370)	(69,322,191)	(68,803,608)
Net Increase (Decrease) in Shares Outstanding	8,012,221	9,205,496	(55,706,798)	(47,372,784)
Investor Shares [a]
Shares sold	473,259	1,531,589	559,481	2,566,417
Shares issued for dividends reinvested	7,962	10,718	6,231	22,868
Shares redeemed	(698,066)	(1,060,377)	(1,336,380)	(2,544,094)
Net Increase (Decrease) in Shares Outstanding	(216,845)	481,930	(770,668)	45,191

a During the period ended February 29, 2016, 216,318 Class M shares representing $2,532,161 were exchanged for 203,835 Investor shares for BNY Mellon International Fund and 228,748 Class M shares representing $1,871,014 were exchanged for 223,450 Investor shares for BNY Mellon Emerging Markets Fund.

See notes to financial statements.

77

STATEMENT OF CHANGES IN NET ASSETS (continued)

	BNY Mellon International Appreciation Fund		BNY Mellon International Equity IncomeFund
	Six Months Ended February 29, 2016	Year Ended	Six Months Ended February 29, 2016	Year Ended
	(Unaudited)	August 31, 2015	(Unaudited)	August 31, 2015
Operations ($):
Investment income—net	532,159	2,280,903	2,290,144	10,333,101
Net realized gain (loss) on investments	(2,130,324)	(754,919)	(12,989,791)	(32,817,099)
Net unrealized appreciation (depreciation) on investments	(7,956,993)	(9,908,606)	(791,438)	(35,106,636)
Net Increase (Decrease) in Net Assets Resulting from Operations	(9,555,158)	(8,382,622)	(11,491,085)	(57,590,634)
Dividends to Shareholders from ($):
Investment income—net:
Class M	(2,143,484)	(3,106,454)	(4,396,528)	(11,647,603)
Investor Shares	(101,316)	(143,667)	(25,033)	(88,042)
Total Dividends	(2,244,800)	(3,250,121)	(4,421,561)	(11,735,645)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M	4,195,950	24,753,960	75,898,891	146,976,624
Investor Shares	84,449	349,812	599,169	4,374,118
Dividends reinvested:
Class M	137,562	233,016	1,177,521	2,979,153
Investor Shares	100,983	139,904	2,730	11,600
Cost of shares redeemed:
Class M	(20,764,944)	(24,093,192)	(122,001,989)	(139,673,758)
Investor Shares	(495,876)	(296,254)	(2,905,177)	(1,882,695)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	(16,741,876)	1,087,246	(47,228,855)	12,785,042
Total Increase (Decrease) In Net Assets	(28,541,834)	(10,545,497)	(63,141,501)	(56,541,237)
Net Assets ($):
Beginning of Period	105,989,023	116,534,520	286,022,534	342,563,771
End of Period	77,447,189	105,989,023	222,881,033	286,022,534
Undistributed investment income—net	174,064	1,886,705	525,400	2,656,817
Capital Share Transactions (Shares):
Class M [a]
Shares sold	349,746	1,917,937	6,582,549	11,030,480
Shares issued for dividends reinvested	11,570	18,776	101,728	220,097
Shares redeemed	(1,732,027)	(1,867,229)	(10,323,757)	(10,556,975)
Net Increase (Decrease) in Shares Outstanding	(1,370,711)	69,484	(3,639,480)	693,602
Investor Shares [a]
Shares sold	7,564	26,265	51,342	321,582
Shares issued for dividends reinvested	8,580	11,383	234	836
Shares redeemed	(44,028)	(22,617)	(243,022)	(139,946)
Net Increase (Decrease) in Shares Outstanding	(27,884)	(15,031)	(191,446)	182,472

a During the period ended February 29, 2016, 8,715 Class M shares representing $101,839 were exchanged for 8,674 Investor shares for BNY Mellon International Equity Income Fund.

See notes to financial statements.

78

	BNY Mellon Asset Allocation Fund
	Six Months Ended February 29, 2016	Year Ended
	(Unaudited)	August 31, 2015
Operations ($):
Investment income—net	4,236,637	7,380,562
Net realized gain (loss) on investments	3,028,886	27,678,763
Net unrealized appreciation (depreciation) on investments	(24,365,425)	(46,513,280)
Net Increase (Decrease) in Net Assets Resulting from Operations	(17,099,902)	(11,453,955)
Dividends to Shareholders from ($):
Investment income—net:
Class M	(4,545,547)	(12,516,765)
Investor Shares	(56,534)	(167,238)
Net realized gain on investments:
Class M	(22,663,275)	(18,177,531)
Investor Shares	(306,583)	(275,821)
Total Dividends	(27,571,939)	(31,137,355)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M	18,762,653	45,747,505
Investor Shares	1,848,787	2,974,230
Dividends reinvested:
Class M	18,732,613	15,676,886
Investor Shares	340,872	404,901
Cost of shares redeemed:
Class M	(36,910,331)	(45,694,871)
Investor Shares	(1,451,110)	(4,691,385)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	1,323,484	14,417,266
Total Increase (Decrease) In Net Assets	(43,348,357)	(28,174,044)
Net Assets ($):
Beginning of Period	473,823,567	501,997,611
End of Period	430,475,210	473,823,567
Undistributed (distribution in excess of) investment income—net	(15,555)	349,889
Capital Share Transactions (Shares):
Class M [a]
Shares sold	1,708,703	3,756,904
Shares issued for dividends reinvested	1,716,579	1,321,000
Shares redeemed	(3,295,934)	(3,745,414)
Net Increase (Decrease) in Shares Outstanding	129,348	1,332,490
Investor Shares [a]
Shares sold	168,494	241,148
Shares issued for dividends reinvested	30,974	33,815
Shares redeemed	(126,681)	(382,565)
Net Increase (Decrease) in Shares Outstanding	72,787	(107,602)

a During the period ended February 29, 2016, 45,034 Class M shares representing $525,277 were exchanged for 44,738 Investor shares for BNY Mellon Asset Allocation Fund.

See notes to financial statements.

79

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class of each fund for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in each fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the funds’ financial statements.

			Class M
			Year Ended August 31,
BNY Mellon Large Cap Stock Fund	Six Months Ended February 29, 2016 (Unaudited)		2015	2014	2013	2012	2011
Per Share Data ($):
Net asset value, beginning of period	5.92		7.15	9.97	9.17	8.14	7.16
Investment Operations:
Investment income—net [a]	.04		.09	.09	.12	.08	.09
Net realized and unrealized gain (loss) on investments	(.15)		(.04)	1.88	1.21	1.03	.98
Total from Investment Operations	(.11)		.05	1.97	1.33	1.11	1.07
Distributions:
Dividends from investment income—net	(.04)		(.08)	(.10)	(.12)	(.08)	(.09)
Dividends from net realized gain on investments	(.59)		(1.20)	(4.69)	(.41)	-	-
Total Distributions	(.63)		(1.28)	(4.79)	(.53)	(.08)	(.09)
Net asset value, end of period	5.18		5.92	7.15	9.97	9.17	8.14
Total Return (%)	(2.68)	[b]	.12	26.27	15.16	13.73	14.86
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.83	[c]	.81	.81	.80	.81	.80
Ratio of net expenses to average net assets	.83	[c]	.81	.81	.80	.81	.80
Ratio of net investment income to average net assets	1.42	[c]	1.32	1.20	1.23	.95	.98
Portfolio Turnover	25.99	[b]	52.80	142.41	50.96	76.82	86.71
Net Assets, end of period ($ x 1,000)	316,248		398,485	468,446	732,612	971,849	1,093,037

a  Based on average shares outstanding.

b  Not annualized.

c Annualized.

See notes to financial statements.

80

			Investor Shares
			Year Ended August 31,
BNY Mellon Large Cap Stock Fund	Six Months Ended February 29, 2016 (Unaudited)		2015	2014	2013	2012	2011
Per Share Data ($):
Net asset value, beginning of period	5.92		7.15	9.97	9.17	8.15	7.16
Investment Operations:
Investment income—net [a]	.03		.07	.07	.09	.06	.06
Net realized and unrealized gain (loss) on investments	(.14)		(.03)	1.88	1.21	1.02	1.00
Total from Investment Operations	(.11)		.04	1.95	1.30	1.08	1.06
Distributions:
Dividends from investment income—net	(.03)		(.07)	(.08)	(.09)	(.06)	(.07)
Dividends from net realized gain on investments	(.59)		(1.20)	(4.69)	(.41)	—	—
Total Distributions	(.62)		(1.27)	(4.77)	(.50)	(.06)	(.07)
Net asset value, end of period	5.19		5.92	7.15	9.97	9.17	8.15
Total Return (%)	(2.61)	[b]	(.13)	25.96	14.87	13.33	14.78
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.08	[c]	1.06	1.06	1.06	1.06	1.05
Ratio of net expenses to average net assets	1.08	[c]	1.06	1.06	1.06	1.06	1.05
Ratio of net investment income to average net assets	1.16	[c]	1.08	.93	.99	.71	.68
Portfolio Turnover Rate	25.99	[b]	52.80	142.41	50.96	76.82	86.71
Net Assets, end of period ($ x 1,000)	8,925		9,900	12,672	20,165	12,344	12,986

a  Based on average shares outstanding.

b  Not annualized.

c Annualized.

See notes to financial statements.

81

FINANCIAL HIGHLIGHTS (continued)

			Class M
			Year Ended August 31,
BNY Mellon Large Cap Market Opportunities Fund	Six Months Ended February 29, 2016 (Unaudited)		2015	2014	2013	2012	2011
Per Share Data ($):
Net asset value, beginning of period	13.25		16.21	14.21	12.16	11.00	9.48
Investment Operations:
Investment income—net [a]	.07		.11	.11	.10	.06	.02
Net realized and unrealized gain (loss) on investments	(.37)		(.28)	3.13	2.03	1.13	1.55
Total from Investment Operations	(.30)		(.17)	3.24	2.13	1.19	1.57
Distributions:
Dividends from investment income--net	(.11)		(.25)	(.18)	(.08)	(.03)	(.02)
Dividends from net realized gain on investments	(2.24)		(2.54)	(1.06)	-	-	(.03)
Total Distributions	(2.35)		(2.79)	(1.24)	(.08)	(.03)	(.05)
Net asset value, end of period	10.60		13.25	16.21	14.21	12.16	11.00
Total Return (%)	(3.32)	[b]	(1.72)	23.67	17.64	10.89	16.48
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets [c]	.58	[d]	.53	.53	.79	.78	.94
Ratio of net expenses to average net assets [c]	.58	[d]	.53	.53	.79	.78	.75
Ratio of net investment income to average net assets [c]	1.21	[d]	.78	.69	.76	.55	.21
Portfolio Turnover	12.06	[b]	30.75	26.42	78.41	43.61	22.06
Net Assets, end of period ($ x 1,000)	92,164		130,257	192,209	216,116	152,458	117,994

a Based on average shares outstanding.

b Not annualized.

c Amount does not include the expenses of the underlying funds.

d Annualized.

See notes to financial statements.

82

			Investor Shares
			Year Ended August 31,
BNY Mellon Large Cap Market Opportunities Fund	Six Months Ended February 29, 2016 (Unaudited)		2015	2014	2013	2012	2011
Per Share Data ($):
Net asset value, beginning of period	13.32		16.29	14.28	12.25	10.98	9.48
Investment Operations:
Investment income—net [a]	.06		.07	.06	.07	.13	.00	[b]
Net realized and unrealized gain (loss) on investments	(.38)		(.28)	3.17	2.04	1.14	1.54
Total from Investment Operations	(.32)		(.21)	3.23	2.11	1.27	1.54
Distributions:
Dividends from investment income--net	(.08)		(.22)	(.16)	(.08)	-	(.01)
Dividends from net realized gain on investments	(2.24)		(2.54)	(1.06)	-	-	(.03)
Total Distributions	(2.32)		(2.76)	(1.22)	(.08)	-	(.04)
Net asset value, end of period	10.68		13.32	16.29	14.28	12.25	10.98
Total Return (%)	(3.48)	[c]	(1.99)	23.54	17.29	11.57	16.16
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets [d]	.83	[e]	.79	.81	1.05	1.02	1.24
Ratio of net expenses to average net assets [d]	.83	[e]	.79	.81	1.05	1.02	1.00
Ratio of net investment income to average net assets [d]	.99	[e]	.50	.45	.48	.95	.03
Portfolio Turnover Rate	12.06	[c]	30.75	26.42	78.41	43.61	22.06
Net Assets, end of period ($ x 1,000)	780		1,119	631	103	28	11

a Based on average shares outstanding.

b  Amount represents less than $.01 per share.

c Not annualized.

d Amount does not include the expenses of the underlying funds.

e Annualized.

See notes to financial statements.

83

FINANCIAL HIGHLIGHTS (continued)

			Class M
			Year Ended August 31,
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund	Six Months Ended February 29, 2016 (Unaudited)		2015	2014	2013	2012	2011
Per Share Data ($):
Net asset value, beginning of period	14.71		17.12	14.45	12.50	11.14	9.52
Investment Operations:
Investment income—net [a]	.10		.16	.15	.13	.09	.06
Net realized and unrealized gain (loss) on investments	(.41)		(.23)	3.22	1.93	1.32	1.61
Total from Investment Operations	(.31)		(.07)	3.37	2.06	1.41	1.67
Distributions:
Dividends from investment income—net	(.15)		(.26)	(.20)	(.11)	(.05)	(.02)
Dividends from net realized gain on investments	(1.08)		(2.08)	(.50)	—	—	(.03)
Total Distributions	(1.23)		(2.34)	(.70)	(.11)	(.05)	(.05)
Net asset value, end of period	13.17		14.71	17.12	14.45	12.50	11.14
Total Return (%)	(2.54)	[b]	(.94)	23.82	16.60	12.75	17.54
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets [c]	.64	[d]	.61	.61	.79	.87	1.28
Ratio of net expenses to average net assets [c]	.64	[d]	.61	.61	.79	.87	.88
Ratio of net investment income to average net assets [c]	1.38	[d]	.99	.95	.97	.78	.51
Portfolio Turnover	9.61	[b]	20.63	13.01	82.04	32.62	29.24
Net Assets, end of period ($ x 1,000)	328,826		401,855	474,496	638,085	123,250	75,326

a  Based on average shares outstanding.

b  Not annualized.

c Amount does not include the expenses of the underlying funds.

d  Annualized.

See notes to financial statements.

84

			Investor Shares
			Year Ended August 31,
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund	Six Months Ended February 29, 2016 (Unaudited)		2015	2014	2013	2012	2011
Per Share Data ($):
Net asset value, beginning of period	14.98		17.40	14.64	12.41	11.04	9.52
Investment Operations:
Investment income—net [a]	.09		.12	.08	.13	.06	.03
Net realized and unrealized gain (loss) on investments	(.43)		(.23)	3.30	2.10	1.31	1.54
Total From Investment Operations	(.34)		(.11)	3.38	2.23	1.37	1.57
Distributions:
Dividends from investment income—net	(.11)		(.23)	(.12)	—	—	(.02)
Dividends from net realized gain on investments	(1.08)		(2.08)	(.50)	—	—	(.03)
Total Distributions	(1.19)		(2.31)	(.62)	—	—	(.05)
Net asset value, end of period	13.45		14.98	17.40	14.64	12.41	11.04
Total Return (%)	(2.68)	[b]	(1.19)	23.47	17.97	12.51	16.31
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets [c]	.89	[d]	.86	.87	1.05	1.11	1.77
Ratio of net expenses to average net assets [c]	.89	[d]	.86	.87	1.03	1.11	1.13
Ratio of net investment income to average net assets [c]	1.17	[d]	.74	.53	.89	.46	.26
Portfolio Turnover Rate	9.61	[b]	20.63	13.01	82.04	32.62	29.24
Net Assets, end of period ($ x 1,000)	2,562		4,237	3,859	1,196	12	11

a  Based on average shares outstanding.

b  Not annualized.

c Amount does not include the expenses of the underlying funds.

d  Annualized.

See notes to financial statements.

85

FINANCIAL HIGHLIGHTS (continued)

			Class M
			Year Ended August 31,
BNY Mellon Income Stock Fund	Six Months Ended February 29, 2016 (Unaudited)		2015	2014	2013	2012	2011
Per Share Data ($):
Net asset value, beginning of period	8.57		9.94	8.39	6.99	6.28	5.49
Investment Operations:
Investment income—net [a]	.11		.19	.19	.24	.21	.17
Net realized and unrealized gain (loss) on investments	(.11)		(.38)	1.86	1.41	.70	.79
Total From Investment Operations	.00	[b]	(.19)	2.05	1.65	.91	.96
Distributions:
Dividends from investment income—net	(.11)		(.19)	(.19)	(.24)	(.20)	(.17)
Dividends from net realized gain on investments	(.79)		(.99)	(.31)	(.01)	—	—
Total Distributions	(.90)		(1.18)	(.50)	(.25)	(.20)	(.17)
Net asset value, end of period	7.67		8.57	9.94	8.39	6.99	6.28
Total Return (%)	(.66)	[c]	(2.28)	25.17	24.01	14.80	17.41
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.80	[d]	.80	.80	.81	.82	.86
Ratio of net expenses to average net assets	.80	[d]	.80	.80	.81	.82	.86
Ratio of net investment income to average net assets	2.62	[d]	2.06	2.08	3.03	3.17	2.71
Portfolio Turnover	28.24	[c]	65.75	57.74	41.79	35.60	72.27
Net Assets, end of period ($ x 1,000)	918,233		1,077,496	1,254,622	981,444	541,604	204,785

a  Based on average shares outstanding.

b  Amount represents less than $.01 per share.

c  Not annualized.

d Annualized.

See notes to financial statements.

86

			Investor Shares
			Year Ended August 31,
BNY Mellon Income Stock Fund	Six Months Ended February 29, 2016 (Unaudited)		2015	2014	2013	2012	2011
Per Share Data ($):
Net asset value, beginning of period	8.63		10.02	8.45	7.04	6.33	5.54
Investment Operations:
Investment income—net [a]	.10		.17	.16	.22	.19	.15
Net realized and unrealized gain (loss) on investments	(.11)		(.40)	1.89	1.43	.71	.80
Total from Investment Operations	(.01)		(.23)	2.05	1.65	.90	.95
Distributions:
Dividends from investment income—net	(.10)		(.17)	(.17)	(.23)	(.19)	(.16)
Dividends from net realized gain on investments	(.79)		(.99)	(.31)	(.01)	—	—
Total Distributions	(.89)		(1.16)	(.48)	(.24)	(.19)	(.16)
Net asset value, end of period	7.73		8.63	10.02	8.45	7.04	6.33
Total Return (%)	(.79)	[b]	(2.64)	24.75	23.84	14.45	17.02
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.05	[c]	1.05	1.07	1.06	1.06	1.12
Ratio of net expenses to average net assets	1.05	[c]	1.05	1.07	1.06	1.06	1.12
Ratio of net investment income to average net assets	2.37	[c]	1.81	1.74	2.80	2.91	2.32
Portfolio Turnover Rate	28.24	[b]	65.75	57.74	41.79	35.60	72.27
Net Assets, end of period ($ x 1,000)	12,411		14,479	13,913	2,809	1,235	1,056

a  Based on average shares outstanding.

b  Not annualized.

c Annualized.

See notes to financial statements.

87

FINANCIAL HIGHLIGHTS (continued)

			Class M
			Year Ended August 31,
BNY Mellon Mid Cap Multi-Strategy Fund	Six Months Ended February 29, 2016 (Unaudited)		2015	2014	2013	2012	2011
Per Share Data ($):
Net asset value, beginning of period	14.66		15.58	13.33	11.65	11.41	9.31
Investment Operations:
Investment income (loss)—net [a]	.04		.05	.05	.07	.01	(.00)	[b]
Net realized and unrealized gain (loss) on investments	(1.05)		(.04)	2.94	2.60	.60	2.10
Total from Investment Operations	(1.01)		.01	2.99	2.67	.61	2.10
Distributions:
Dividends from investment income—net	(.02)		(.04)	(.05)	(.03)	(.04)	(.00)	[b]
Dividends from net realized gain on investments	(.65)		(.89)	(.69)	(.96)	(.33)	—
Total Distributions	(.67)		(.93)	(.74)	(.99)	(.37)	(.00)	[b]
Net asset value, end of period	12.98		14.66	15.58	13.33	11.65	11.41
Total Return (%)	(7.16)	[c]	.15	23.09	24.74	5.66	22.59
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.90	[d]	.90	.90	.92	.90	.90
Ratio of net expenses to average net assets	.90	[d]	.90	.90	.92	.90	.90
Ratio of net investment income (loss) to average net assets	.57	[d]	.29	.33	.59	.09	(.01)
Portfolio Turnover	42.89	[c]	73.87	53.63	106.59	156.98	132.20
Net Assets, end of period ($ x 1,000)	2,135,493		2,199,395	1,922,073	1,572,562	1,188,324	1,280,742

a  Based on average shares outstanding.

b  Amount represents less than $.01 per share.

c Not annualized.

d  Annualized.

See notes to financial statements.

88

			Investor Shares
			Year Ended August 31,
BNY Mellon Mid Cap Multi-Strategy Fund	Six Months Ended February 29, 2016 (Unaudited)		2015	2014	2013	2012	2011
Per Share Data ($):
Net asset value, beginning of period	14.45		15.37	13.17	11.52	11.29	9.24
Investment Operations:
Investment income (loss)—net [a]	.02		.01	.01	.04	(.02)	(.03)
Net realized and unrealized gain (loss) on investments	(1.03)		(.03)	2.91	2.57	.60	2.08
Total from Investment Operations	(1.01)		(.02)	2.92	2.61	.58	2.05
Distributions:
Dividends from investment income—net	-		(.01)	(.03)	—	(.02)	—
Dividends from net realized gain on investments	(.65)		(.89)	(.69)	(.96)	(.33)	—
Total Distributions	(.65)		(.90)	(.72)	(.96)	(.35)	—
Net asset value, end of period	12.79		14.45	15.37	13.17	11.52	11.29
Total Return (%)	(7.24)	[b]	(.08)	22.74	24.46	5.36	22.19
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.15	[c]	1.15	1.15	1.17	1.15	1.15
Ratio of net expenses to average net assets	1.15	[c]	1.15	1.15	1.17	1.15	1.15
Ratio of net investment income (loss) to average net assets	.31	[c]	.04	.08	.37	(.16)	(.26)
Portfolio Turnover Rate	42.89	[b]	73.87	53.63	106.59	156.98	132.20
Net Assets, end of period ($ x 1,000)	51,337		57,118	52,447	29,639	25,283	28,098

a  Based on average shares outstanding.

b  Not annualized.

c Annualized.

See notes to financial statements.

89

FINANCIAL HIGHLIGHTS (continued)

			Class M
			Year Ended August 31,
BNY Mellon Small Cap Multi-Strategy Fund	Six Months Ended February 29, 2016 (Unaudited)		2015	2014	2013	2012		2011
Per Share Data ($):
Net asset value, beginning of period	16.65		17.18	14.78	11.53	10.78		8.94
Investment Operations:
Investment income (loss)—net [a]	.01		(.02)	(.04)	.01	(.00)	[b]	(.02)
Net realized and unrealized gain (loss) on investments	(2.08)		.25	2.44	3.27	1.05		1.86
Total from Investment Operations	(2.07)		.23	2.40	3.28	1.05		1.84
Distributions:
Dividends from investment income—net	—		—	—	(.03)	(.30)		—
Dividends from net realized gain on investments	(.63)		(.76)	—	—	—		—
Total Distributions	(.63)		(.76)	—	(.03)	(.30)		—
Net asset value, end of period	13.95		16.65	17.18	14.78	11.53		10.78
Total Return (%)	(12.79)	[c]	1.33	16.24	25.51	10.05		20.58
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.05	[d]	1.03	1.03	1.05	1.04		1.01
Ratio of net expenses to average net assets	1.05	[d]	1.03	1.03	1.05	1.04		1.01
Ratio of net investment income (loss) to average net assets	.07	[d]	(.14)	(.21)	.09	(.01)		(.16)
Portfolio Turnover	55.66	[c]	90.30	92.86	128.11	148.75		161.05
Net Assets, end of period ($ x 1,000)	328,475		368,428	347,613	299,415	232,952		351,122

a  Based on average shares outstanding.

b   Amount represents less than $.01 per share.

c   Not annualized..

d  Annualized.

See notes to financial statements.

90

			Investor Shares
			Year Ended August 31,
BNY Mellon Small Cap Multi-Strategy Fund	Six Months Ended February 29, 2016 (Unaudited)		2015	2014	2013	2012	2011
Per Share Data ($):
Net asset value, beginning of period	16.08		16.65	14.36	11.21	10.49	8.72
Investment Operations:
Investment (loss)—net [a]	(.01)		(.06)	(.07)	(.02)	(.03)	(.04)
Net realized and unrealized gain (loss) on investments	(2.00)		.25	2.36	3.17	1.03	1.81
Total from Investment Operations	(2.01)		.19	2.29	3.15	1.00	1.77
Distributions:
Dividends from investment income—net	—		—	—	—	(.28)	—
Dividends from net realized gain on investments	(.63)		(.76)	—	—	—	—
Total Distributions	(.63)		(.76)	—	—	(.28)	—
Net asset value, end of period	13.44		16.08	16.65	14.36	11.21	10.49
Total Return (%)	(12.94)	[b]	1.13	15.95	28.10	9.76	20.30
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.30	[c]	1.28	1.28	1.30	1.29	1.26
Ratio of net expenses to average net assets	1.30	[c]	1.28	1.28	1.30	1.29	1.26
Ratio of net investment (loss) to average net assets	(.18)	[c]	(.39)	(.46)	(.16)	(.26)	(.39)
Portfolio Turnover Rate	55.66	[b]	90.30	92.86	128.11	148.75	161.05
Net Assets, end of period ($ x 1,000)	11,252		12,745	11,485	8,472	6,397	7,815

a  Based on average shares outstanding.

b  Not annualized.

c Annualized.

See notes to financial statements.

91

FINANCIAL HIGHLIGHTS (continued)

			Class M
			Year Ended August 31,
BNY Mellon Focused Equity Opportunities Fund	Six Months Ended February 29, 2016 (Unaudited)		2015	2014	2013	2012	2011
Per Share Data ($):
Net asset value, beginning of period	14.66		18.30	15.24	13.08	12.04	10.09
Investment Operations:
Investment income—net [a]	.07		.12	.11	.16	.08	.04
Net realized and unrealized gain (loss) on investments	(.66)		(.69)	4.31	2.12	1.01	1.96
Total from Investment Operations	(.59)		(.57)	4.42	2.28	1.09	2.00
Distributions:
Dividends from investment income--net	(.11)		(.10)	(.14)	(.12)	(.02)	(.05)
Dividends from net realized gain on investments	(1.24)		(2.97)	(1.22)	-	(.03)	-
Total Distributions	(1.35)		(3.07)	(1.36)	(.12)	(.05)	(.05)
Net asset value, end of period	12.72		14.66	18.30	15.24	13.08	12.04
Total Return (%)	(4.89)	[b]	(3.82)	30.54	17.54	9.07	19.82
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.87	[c]	.85	.85	.86	.87	.87
Ratio of net expenses to average net assets	.87	[c]	.85	.85	.86	.87	.87
Ratio of net investment income to average net assets	.98	[c]	.73	.65	1.12	.62	.29
Portfolio Turnover	29.20	[b]	74.72	76.48	77.03	59.71	58.98
Net Assets, end of period ($ x 1,000)	431,896		561,399	674,222	539,019	467,903	425,016

a  Based on average shares outstanding.

b Not annualized.

c  Annualized.

See notes to financial statements.

92

			Investor Shares
			Year Ended August 31,
BNY Mellon Focused Equity Opportunities Fund	Six Months Ended February 29, 2016 (Unaudited)		2015	2014	2013	2012	2011
Per Share Data ($):
Net asset value, beginning of period	14.55		18.20	15.18	13.05	12.04	10.07
Investment Operations:
Investment income—net [a]	.05		.08	.06	.12	.06	.00	[b]
Net realized and unrealized gain (loss) on investments	(.66)		(.69)	4.30	2.10	.99	1.99
Total from Investment Operations	(.61)		(.61)	4.36	2.22	1.05	1.99
Distributions:
Dividends from investment income--net	(.07)		(.07)	(.12)	(.09)	(.01)	(.02)
Dividends from net realized gain on investments	(1.24)		(2.97)	(1.22)	-	(.03)	-
Total Distributions	(1.31)		(3.04)	(1.34)	(.09)	(.04)	(.02)
Net asset value, end of period	12.63		14.55	18.20	15.18	13.05	12.04
Total Return (%)	(5.01)	[c]	(4.05)	30.18	17.12	8.73	19.80
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.12	[d]	1.11	1.11	1.13	1.13	1.12
Ratio of net expenses to average net assets	1.12	[d]	1.11	1.11	1.13	1.13	1.12
Ratio of net investment income to average net assets	.67	[d]	.47	.36	.90	.52	.00	[e]
Portfolio Turnover Rate	29.20	[c]	74.72	76.48	77.03	59.71	58.98
Net Assets, end of period ($ x 1,000)	4,014		8,593	3,569	979	203	26

a  Based on average shares outstanding.

b   Amount represents less than $.01 per share.

c  Not annualized.

d Annualized.

e Amount represents less than $.01%.

See notes to financial statements.

93

FINANCIAL HIGHLIGHTS (continued)

			Class M
			Year Ended August 31,
BNY Mellon Small/Mid Cap Multi-Strategy Fund	Six Months Ended February 29, 2016 (Unaudited)		2015	2014	2013	2012	2011
Per Share Data ($):
Net asset value, beginning of period	12.72		16.98	15.09	12.99	13.14	10.92
Investment Operations:
Investment income (loss)—net [a]	.00	[b]	(.01)	.07	.12	.05	.04
Net realized and unrealized gain (loss) on investments	(1.22)		.10	2.82	2.19	(.02)	2.31
Total from Investment Operations	(1.22)		.09	2.89	2.31	.03	2.35
Distributions:
Dividends from investment income--net	(.04)		-	(.08)	(.21)	(.18)	(.04)
Dividends from net realized gain on investments	(.75)		(4.35)	(.92)	-	-	(.09)
Total Distributions	(.79)		(4.35)	(1.00)	(.21)	(.18)	(.13)
Net asset value, end of period	10.71		12.72	16.98	15.09	12.99	13.14
Total Return (%)	(10.16)	[c]	1.71	19.84	18.07	.34	21.41
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.95	[d]	.94	.91	.92	.92	.92
Ratio of net expenses to average net assets	.95	[d]	.94	.91	.92	.92	.92
Ratio of net investment income (loss) to average net assets	.03	[d]	(.08)	.46	.83	.38	.29
Portfolio Turnover	57.28	[c]	110.79	144.87	169.30	149.30	107.81
Net Assets, end of period ($ x 1,000)	276,906		339,836	411,334	464,031	526,484	510,512

a  Based on average shares outstanding.

b   Amount represents less than $.01 per share.

c Not annualized.

d Annualized.

See notes to financial statements.

94

			Investor Shares
			Year Ended August 31,
BNY Mellon Small/Mid Cap Multi-StrategyFund	Six Months Ended February 29, 2016 (Unaudited)		2015	2014		2013	2012		2011
Per Share Data ($):
Net asset value, beginning of period	12.59		16.88	15.02		12.94	13.11		10.89
Investment Operations:
Investment income (loss)—net [a]	(.01)		(.04)	(.00)	[b]	.09	.00	[b]	.01
Net realized and unrealized gain (loss) on investments	(1.22)		.10	2.84		2.17	(.01)		2.30
Total from Investment Operations	(1.23)		.06	2.84		2.26	(.01)		2.31
Distributions:
Dividends from investment income--net	-		-	(.06)		(.18)	(.16)	-	-
Dividends from net realized gain on investments	(.75)		(4.35)	(.92)		-	-		(.09)
Total Distributions	(.75)		(4.35)	(.98)		(.18)	(.16)		(.09)
Net asset value, end of period	10.61		12.59	16.88		15.02	12.94		13.11
Total Return (%)	(10.29)	[c]	1.48	19.53		17.65	.08		21.14
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.20	[d]	1.19	1.17		1.17	1.17		1.20
Ratio of net expenses to average net assets	1.20	[d]	1.19	1.17		1.17	1.17		1.20
Ratio of net investment income (loss) to average net assets	(.23)	[d]	(.32)	(.03)		.64	.04		.06
Portfolio Turnover Rate	57.28	[c]	110.79	144.87		169.30	149.30		107.81
Net Assets, end of period ($ x 1,000)	1,216		1,536	3,088		439	957		507

a  Based on average shares outstanding.

b  Amount represents less than $.01 per share.

c Not annualized.

d Annualized.

See notes to financial statements.

95

FINANCIAL HIGHLIGHTS (continued)

			Class M
			Year Ended August 31,
BNY Mellon International Fund	Six Months Ended February 29, 2016 (Unaudited)		2015	2014	2013	2012	2011
Per Share Data ($):
Net asset value, beginning of period	11.55		12.72	11.14	9.29	9.94	9.38
Investment Operations:
Investment income—net [a]	.04		.18	.21	.19	.22	.22
Net realized and unrealized gain (loss) on investments	(1.31)		(1.16)	1.57	1.98	(.54)	.55
Total from Investment Operations	(1.27)		(.98)	1.78	2.17	(.32)	.77
Distributions:
Dividends from investment income—net	(.16)		(.19)	(.20)	(.32)	(.33)	(.21)
Net asset value, end of period	10.12		11.55	12.72	11.14	9.29	9.94
Total Return (%)	(11.15)	[b]	(7.68)	16.11	23.74	(2.98)	8.05
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.03	[c]	1.03	1.03	1.05	1.04	1.02
Ratio of net expenses to average net assets	1.03	[c]	1.03	1.03	1.05	1.04	1.02
Ratio of net investment income to average net assets	.76	[c]	1.49	1.64	1.77	2.35	2.07
Portfolio Turnover	38.40	[b]	112.69	92.94	55.78	44.62	57.38
Net Assets, end of period ($ x 1,000)	962,268		1,005,637	990,119	519,964	549,601	879,450

a  Based on average shares outstanding.

b  Not annualized.

c Annualized.

See notes to financial statements.

96

			Investor Shares
			Year Ended August 31,
BNY Mellon International Fund	Six Months Ended February 29, 2016 (Unaudited)		2015	2014	2013	2012	2011
Per Share Data ($):
Net asset value, beginning of period	12.26		13.50	11.82	9.84	10.51	9.92
Investment Operations:
Investment income—net [a]	.03		.15	.19	.17	.18	.21
Net realized and unrealized gain (loss) on investments	(1.40)		(1.22)	1.67	2.10	(.54)	.56
Total from Investment Operations	(1.37)		(1.07)	1.86	2.27	(.36)	.77
Distributions:
Dividends from investment income—net	(.12)		(.17)	(.18)	(.29)	(.31)	(.18)
Net asset value, end of period	10.77		12.26	13.50	11.82	9.84	10.51
Total Return (%)	(11.26)	[b]	(7.88)	15.85	23.36	(3.20)	7.67
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.28	[c]	1.28	1.28	1.30	1.29	1.27
Ratio of net expenses to average net assets	1.28	[c]	1.28	1.28	1.30	1.29	1.27
Ratio of net investment income to average net assets	.46	[c]	1.17	1.38	1.51	1.85	1.79
Portfolio Turnover Rate	38.40	[b]	112.69	92.94	55.78	44.62	57.38
Net Assets, end of period ($ x 1,000)	9,999		14,040	8,952	4,432	4,116	6,157

a  Based on average shares outstanding.

b  Not annualized.

c Annualized.

See notes to financial statements.

97

FINANCIAL HIGHLIGHTS (continued)

			Class M
			Year Ended August 31,
BNY Mellon Emerging Markets Fund	Six Months Ended February 29, 2016 (Unaudited)		2015	2014	2013	2012	2011
Per Share Data ($):
Net asset value, beginning of period	7.98		10.98	9.11	9.19	10.65	10.02
Investment Operations:
Investment income—net [a]	.01		.09	.10	.12	.12	.14
Net realized and unrealized gain (loss) on investments	(.68)		(2.96)	1.88	(.10)	(1.16)	.54
Total from Investment Operations	(.67)		(2.87)	1.98	.02	(1.04)	.68
Distributions:
Dividends from investment income—net	(.07)		(.13)	(.11)	(.10)	(.11)	(.05)
Dividends from net realized gain on investments	—		—	—	—	(.31)	—
Total Distributions	(.07)		(.13)	(.11)	(.10)	(.42)	(.05)
Net asset value, end of period	7.24		7.98	10.98	9.11	9.19	10.65
Total Return (%)	(8.41)	[b]	(26.28)	21.82	.09	(9.55)	6.77
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.48	[c]	1.42	1.42	1.41	1.40	1.41
Ratio of net expenses to average net assets	1.48	[c]	1.42	1.42	1.41	1.40	1.41
Ratio of net investment income to average net assets	.20	[c]	.98	1.04	1.19	1.21	1.20
Portfolio Turnover	55.39	[b]	107.27	70.89	53.25	67.21	77.45
Net Assets, end of period ($ x 1,000)	602,829		1,108,616	2,046,317	1,830,754	2,138,311	2,352,233

a  Based on average shares outstanding.

b   Not annualized.

c  Annualized.

See notes to financial statements.

98

			Investor Shares
			Year Ended August 31,
BNY Mellon Emerging Markets Fund	Six Months Ended February 29, 2016 (Unaudited)		2015	2014	2013	2012	2011
Per Share Data ($):
Net asset value, beginning of period	8.17		11.25	9.33	9.41	10.91	10.27
Investment Operations:
Investment income (loss)—net [a]	(.00)	[b]	.08	.09	.09	.09	.13
Net realized and unrealized gain (loss) on investments	(.69)		(3.04)	1.91	(.10)	(1.19)	.55
Total from Investment Operations	(.69)		(2.96)	2.00	(.01)	(1.10)	.68
Distributions:
Dividends from investment income—net	(.04)		(.12)	(.08)	(.07)	(.09)	(.04)
Dividends from net realized gain on investments	—		—	—	—	(.31)	—
Total Distributions	(.04)		(.12)	(.08)	(.07)	(.40)	(.04)
Net asset value, end of period	7.44		8.17	11.25	9.33	9.41	10.91
Total Return (%)	(8.52)	[c]	(26.49)	21.57	(.19)	(9.86)	6.59
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.73	[d]	1.67	1.67	1.65	1.65	1.67
Ratio of net expenses to average net assets	1.73	[d]	1.67	1.67	1.65	1.65	1.67
Ratio of net investment income (loss) to average net assets	(.06)	[d]	.76	.90	.90	.87	1.10
Portfolio Turnover Rate	55.39	[c]	107.27	70.89	53.25	67.21	77.45
Net Assets, end of period ($ x 1,000)	9,784		17,033	22,947	10,864	16,326	22,027

a  Based on average shares outstanding.

b   Amount represents less than $.01 per share.

c  Not annualized.

d Annualized.

See notes to financial statements.

99

FINANCIAL HIGHLIGHTS (continued)

			Class M
			Year Ended August 31,
BNY Mellon International Appreciation Fund	Six Months Ended February 29, 2016 (Unaudited)		2015	2014	2013	2012	2011
Per Share Data ($):
Net asset value, beginning of period	12.51		13.90	12.38	10.80	11.31	10.54
Investment Operations:
Investment income—net [a]	.07		.27	.38	.27	.28	.36
Net realized and unrealized gain (loss) on investments	(1.34)		(1.26)	1.42	1.69	(.39)	.68
Total from Investment Operations	(1.27)		(.99)	1.80	1.96	(.11)	1.04
Distributions:
Dividends from investment income--net	(.29)		(.40)	(.28)	(.38)	(.40)	(.27)
Net asset value, end of period	10.95		12.51	13.90	12.38	10.80	11.31
Total Return (%)	(10.37)	[b]	(7.14)	14.65	18.39	(.55)	9.75
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.88	[c]	.83	.81	.83	.83	.70
Ratio of net expenses to average net assets	.88	[c]	.83	.81	.83	.83	.70
Ratio of net investment income to average net assets	1.15	[c]	2.02	2.78	2.27	2.66	2.94
Portfolio Turnover Rate	1.74	[b]	12.51	4.41	1.24	1.49	9.39
Net Assets, end of period ($ x 1,000)	73,398		101,023	111,225	98,361	119,730	198,122

a  Based on average shares outstanding.

b  Not annualized.

c Annualized.

See notes to financial statements.

100

			Investor Shares
			Year Ended August 31,
BNY Mellon International Appreciation Fund	Six Months Ended February 29, 2016 (Unaudited)		2015	2014	2013	2012	2011
Per Share Data ($):
Net asset value, beginning of period	12.37		13.74	12.24	10.68	11.19	10.43
Investment Operations:
Investment income—net [a]	.05		.23	.34	.25	.27	.33
Net realized and unrealized gain (loss) on investments	(1.34)		(1.24)	1.41	1.66	(.41)	.67
Total from Investment Operations	(1.29)		(1.01)	1.75	1.91	(.14)	1.00
Distributions:
Dividends from investment income--net	(.25)		(.36)	(.25)	(.35)	(.37)	(.24)
Net asset value, end of period	10.83		12.37	13.74	12.24	10.68	11.19
Total Return (%)	(10.57)	[b]	(7.32)	14.39	18.13	(.85)	9.50
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.13	[c]	1.08	1.06	1.08	1.09	.95
Ratio of net expenses to average net assets	1.13	[c]	1.08	1.06	1.08	1.09	.95
Ratio of net investment income to average net assets	.89	[c]	1.77	2.52	2.08	2.52	2.75
Portfolio Turnover	1.74	[b]	12.51	4.41	1.24	1.49	9.39
Net Assets, end of period ($ x 1,000)	4,049		4,966	5,310	4,773	4,032	4,019

a  Based on average shares outstanding.

b  Not annualized.

c Annualized.

See notes to financial statements.

101

FINANCIAL HIGHLIGHTS (continued)

			Class M
			Year Ended August 31,
BNY Mellon International Equity Income Fund	Six Months Ended February 29, 2016 (Unaudited)		2015	2014	2013	2012	[a]
Per Share Data ($):
Net asset value, beginning of period	11.92		14.82	13.81	12.87	12.50
Investment Operations:
Investment income—net [b]	.11		.43	.75	.64	.65
Net realized and unrealized gain (loss) on investments	(.76)		(2.82)	.90	.87	(.02)
Total from Investment Operations	(.65)		(2.39)	1.65	1.51	.63
Distributions:
Dividends from investment income—net	(.21)		(.51)	(.64)	(.57)	(.26)
Net asset value, end of period	11.06		11.92	14.82	13.81	12.87
Total Return (%)	(5.51)	[c]	(16.51)	12.08	11.96	5.28	[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.08	[d]	1.07	1.08	1.15	1.62	[d]
Ratio of net expenses to average net assets	1.08	[d]	1.07	1.08	1.15	1.20	[d]
Ratio of net investment income to average net assets	1.86	[d]	3.25	5.13	4.57	7.38	[d]
Portfolio Turnover	37.65	[c]	88.45	83.07	74.80	95.27	[c]
Net Assets, end of period ($ x 1,000)	222,292		283,099	341,645	165,132	81,034

a  From December 15, 2011 (commencement of operations) to August 31, 2012.

b  Based on average shares outstanding.

c  Not annualized.

d  Annualized.

See notes to financial statements.

102

			Investor Shares
			Year Ended August 31,
BNY Mellon International Equity Income Fund	Six Months Ended February 29, 2016 (Unaudited)		2015	2014	2013	2012	[a]
Per Share Data ($):
Net asset value, beginning of period	11.97		14.89	13.89	12.88	12.50
Investment Operations:
Investment income—net [b]	.09		.39	.50	.98	.65
Net realized and unrealized gain (loss) on investments	(.74)		(2.83)	1.11	.49	(.04)
Total from Investment Operations	(.65)		(2.44)	1.61	1.47	.61
Distributions:
Dividends from investment income—net	(.15)		(.48)	(.61)	(.46)	(.23)
Net asset value, end of period	11.17		11.97	14.89	13.89	12.88
Total Return (%)	(5.49)	[c]	(16.77)	11.79	11.56	5.10	[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.33	[d]	1.33	1.36	1.42	2.10	[d]
Ratio of net expenses to average net assets	1.33	[d]	1.33	1.36	1.42	1.45	[d]
Ratio of net investment income to average net assets	1.48	[d]	2.84	3.81	5.34	7.14	[d]
Portfolio Turnover Rate	37.65	[c]	88.45	83.07	74.80	95.27	[c]
Net Assets, end of period ($ x 1,000)	589		2,924	919	51	10

a  From December 15, 2011 (commencement of operations) to August 31, 2012.

b  Based on average shares outstanding.

c  Not annualized.

d  Annualized.

See notes to financial statements.

103

FINANCIAL HIGHLIGHTS (continued)

			Class M
			Year Ended August 31,
BNY Mellon Asset Allocation Fund	Six Months Ended February 29, 2016 (Unaudited)		2015	2014	2013		2012	2011
Per Share Data ($):
Net asset value, beginning of period	11.51		12.57	11.68	10.97		10.63	9.85
Investment Operations:
Investment income—net [a]	.10		.18	.17	.19		.17	.16
Net realized and unrealized gain (loss) on investments	(.52)		(.46)	1.67	.81		.43	.83
Total from Investment Operations	(.42)		(.28)	1.84	1.00		.60	.99
Distributions:
Dividends from investment income--net	(.11)		(.32)	(.26)	(.26)		(.21)	(.21)
Dividends from net realized gain on investments	(.58)		(.46)	(.69)	(.03)		(.05)	-
Total Distributions	(.69)		(.78)	(.95)	(.29)		(.26)	(.21)
Net asset value, end of period	10.40		11.51	12.57	11.68		10.97	10.63
Total Return (%)	(3.90)	[b]	(2.39)	16.25	9.20		5.72	10.00
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets [c]	.37	[d]	.35	.35	.37		.37	.53
Ratio of net expenses to average net assets [c]	.26	[d]	.26	.26	.25		.27	.53
Ratio of net investment income to average net assets [c]	1.87	[d]	1.48	1.43	1.69		1.59	1.49
Portfolio Turnover	11.97	[b]	30.31	48.28	27.39	[e]	81.55	71.08
Net Assets, end of period ($ x 1,000)	423,931		467,431	493,660	411,214		392,948	365,661

a  Based on average shares outstanding.

b  Not annualized.

c Amount does not include the expenses of the underlying funds.

d Annualized.

e The portfolio turnover rate excluding mortgage dollar roll transactions for the period ended August 31, 2013 was 27.03%.

See notes to financial statements.

104

			Investor Shares
			Year Ended August 31,
BNY Mellon Asset Allocation Fund	Six Months Ended February 29, 2016 (Unaudited)		2015	2014	2013		2012	2011
Per Share Data ($):
Net asset value, beginning of period	11.58		12.64	11.74	11.03		10.69	9.90
Investment Operations:
Investment income—net [a]	.09		.15	.14	.17		.14	.14
Net realized and unrealized gain (loss) on investments	(.51)		(.46)	1.68	.80		.43	.83
Total from Investment Operations	(.42)		(.31)	1.82	.97		.57	.97
Distributions:
Dividends from investment income--net	(.10)		(.29)	(.23)	(.23)		(.18)	(.18)
Dividends from net realized gain on investments	(.58)		(.46)	(.69)	(.03)		(.05)	-
Total Distributions	(.68)		(.75)	(.92)	(.26)		(.23)	(.18)
Net asset value, end of period	10.48		11.58	12.64	11.74		11.03	10.69
Total Return (%)	(3.91)	[b]	(2.62)	15.96	8.86		5.44	9.77
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets [c]	.62	[d]	.60	.61	.62		.62	.78
Ratio of net expenses to average net assets [c]	.52	[d]	.51	.52	.50		.53	.78
Ratio of net investment income to average net assets [c]	1.59	[d]	1.25	1.17	1.45		1.28	1.23
Portfolio Turnover	11.97	[b]	30.31	48.28	27.39	[e]	81.55	71.08
Net Assets, end of period ($ x 1,000)	6,544		6,393	8,338	4,939		5,091	4,265

a  Based on average shares outstanding.

b  Not annualized.

c Amount does not include the expenses of the underlying funds.

d Annualized.

e The portfolio turnover rate excluding mortgage dollar roll transactions for the period ended August 31, 2013 was 27.03%.

See notes to financial statements.

105

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

BNY Mellon Funds Trust (the “Trust”) was organized as a Massachusetts business trust that is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently consisting of twenty-five series, including the following diversified funds: BNY Mellon Large Cap Stock Fund, BNY Mellon Large Cap Market Opportunities Fund, BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund, BNY Mellon Income Stock Fund, BNY Mellon Mid Cap Multi-Strategy Fund, BNY Mellon Small Cap Multi-Strategy Fund, BNY Mellon Small/Mid Cap Multi-Strategy Fund, BNY Mellon International Fund, BNY Mellon Emerging Markets Fund, BNY Mellon International Appreciation Fund, BNY Mellon International Equity Income Fund and BNY Mellon Asset Allocation Fund and the following non-diversified fund: BNY Mellon Focused Equity Opportunities Fund (each, a “fund” and collectively, the “funds”). The objectives of the funds are as follows: BNY Mellon Large Cap Stock Fund, BNY Mellon Mid Cap Multi-Strategy Fund, BNY Mellon Small Cap Multi-Strategy Fund, BNY Mellon Focused Equity Opportunities Fund and BNY Mellon Small/Mid Cap Multi-Strategy Fund seek capital appreciation. BNY Mellon Income Stock Fund and BNY Mellon International Equity Income Fund seek total return (consisting of capital appreciation and income). BNY Mellon International Fund and BNY Mellon Emerging Markets Fund seek long-term capital growth. BNY Mellon Large Cap Market Opportunities Fund, BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund and BNY Mellon International Appreciation Fund seek long-term capital appreciation. BNY Mellon Asset Allocation Fund seeks long-term growth of principal in conjunction with current income.

BNY Mellon Fund Advisers, a division of The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as each fund’s investment adviser (the “Investment Adviser”). The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, serves as administrator for the funds pursuant to an Administration Agreement with the Trust (the “Administration Agreement”). The Bank of New York Mellon has entered into a Sub-Administration Agreement with Dreyfus pursuant to which The Bank of New York Mellon pays Dreyfus for performing certain administrative services. Walter Scott & Partners Limited (“Walter Scott”), also a wholly-owned subsidiary of BNY Mellon and an affiliate of Dreyfus, serves as the BNY Mellon Large Cap Market Opportunities Fund’s and BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund’s sub-investment adviser with respect to the U.S. Large Cap Equity Strategy of each fund. Robeco Investment Management, Inc. (“Robeco”), doing business as Boston Partners, and Geneva Capital Management LLC (“Geneva”), doing business as Henderson Geneva Capital Management LLC, serve as BNY Mellon Mid Cap Multi-Strategy Fund’s sub-investment adviser with respect to the Boston Partners Mid Cap Value Strategy and the Henderson Geneva Mid Cap Growth Strategy of the fund, respectively. MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of each fund’s shares, which are sold without a sales charge.

Each fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class M and Investor. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to

106

unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of each fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the funds’ own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value each fund’s investments are as follows:

BNY Mellon Asset Allocation Fund: Investments in debt securities, excluding short-term investments (other than U.S. Treasury Bills), are valued each business day by an independent pricing service (the “Service”) approved by the the Trust’s Board of Trustees (the “Board”). Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments are valued as determined by the Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. These securities are generally categorized within Level 2 of the fair value hierarchy.

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. U.S Treasury Bills are valued at the mean price between quoted prices and asked prices by the Service. These securities are generally categorized within Level 2 of the fair value hierarchy.

The Service’s procedures are reviewed by Dreyfus under the general supervision of the Board.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and financial futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the funds calculate their net asset value, the funds may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

107

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Financial futures and options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day and are generally categorized within Level 1 of the fair value hierarchy. Options traded over-the-counter (“OTC”) are valued at the mean between the bid and asked price and are generally categorized within Level 2 of the fair value hierarchy. Forward foreign currency exchange contracts (“forward contracts”) are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy.

Table 1 summarizes of the inputs used as of February 29, 2016 in valuing each fund’s investments:

At February 29, 2016, there were no transfers between levels of the fair value hierarchy, except for BNY Mellon International Fund, BNY Mellon Emerging Markets Fund and BNY Mellon International Equity Income Fund.

At August 31, 2015, $954,796,226, $1,000,981,358 and $280,720,037 of exchange traded foreign equity securities were classified within Level 2 of the fair value hierarchy for BNY Mellon International Fund, BNY Mellon Emerging Markets Fund and BNY Mellon International Equity Income Fund, respectively.

Table 2 summarizes the reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value for BNY Mellon Emerging Markets Fund.

Table 2—Reconciliation of Level 3 Assets
Equity Securities- Foreign ($)
Balance as of 8/31/2015	5,684,823
Realized gain (loss)	-
Change in unrealized appreciation (depreciation)	(1,667,450)
Purchases/issuances	-
Sales/dispositions	-
Transfers into Level 3	-
Transfers out of Level 3†	(4,017,373)
Balance as of 2/29/2016	0
The amount of total gains (losses) for the period included in earnings attributable to the change in unrealized gains (losses) relating to investments still held at 2/29/2016	-

†  The transfer out of Level 3 for the current period was due to the resumption of trading of a security.

(b) Foreign currency transactions: BNY Mellon International Fund, BNY Mellon Emerging Markets Fund and BNY Mellon International Equity Income Fund do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

108

Table 1—Fair Value Measurements
	Investments in Securities
	Level 1—Unadjusted Quoted Prices		Level 2—Other Significant Observable Inputs		Level 3-Significant Unobservable Inputs
	Assets ($)	Liabilities ($)	Assets ($)	Liabilities ($)	Assets ($)	Liabilities ($)	Total
BNY Mellon Large Cap Stock Fund
Equity Securities—Domestic Common Stocks†	321,639,965	-	-	-	-	-	321,639,965
Exchange-Traded Funds	2,977,590	-	-	-	-	-	2,977,590
Mutual Funds	7,016,114	-	-	-	-	-	7,016,114
BNY Mellon Large Cap Market Opportunities Fund
Equity Securities—Domestic Common Stocks†	43,038,290	-	-	-	-	-	43,038,290
Equity Securities—Foreign Common Stocks†	1,491,086	-	-	-	-	-	1,491,086
Mutual Funds	48,614,278	-	-	-	-	-	48,614,278
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund
Equity Securities—Domestic Common Stocks†	211,442,305	-	-	-	-	-	211,442,305
Equity Securities—Foreign Common Stocks†	2,902,862	-	-	-	-	-	2,902,862
Mutual Funds	119,236,565	-	-	-	-	-	119,236,565
BNY Mellon Income Stock Fund
Equity Securities—Domestic Common Stocks†	874,335,820	-	-	-	-	-	874,335,820
Equity Securities—Domestic Preferred Stocks†	12,098,698	-	-	-	-	-	12,098,698
Equity Securities—Foreign Common Stocks†	30,764,344	-	-	-	-	-	30,764,344
Mutual Funds	41,671,733	-	-	-	-	-	41,671,733
BNY Mellon Mid Cap Multi-Strategy Fund
Equity Securities—Domestic Common Stocks†	2,067,982,366	-	-	-	-	-	2,067,982,366
Equity Securities—Foreign Common Stocks†	38,279,498	-	-	-	-	-	38,279,498
Exchange-Traded Funds	41,399,796	-	-	-	-	-	41,399,796
Master Limited Partnership Interest†	2,049,812	-	-	-	-	-	2,049,812
Mutual Funds	92,204,845	-	-	-	-	-	92,204,845
Rights†	267	-	-	-	-	-	267

109

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Table 1—Fair Value Measurements (continued)
	Investments in Securities
	Level 1—Unadjusted Quoted Prices		Level 2—Other Significant Observable Inputs		Level 3-Significant Unobservable Inputs
	Assets ($)	Liabilities ($)	Assets ($)	Liabilities ($)	Assets ($)	Liabilities ($)	Total
BNY Mellon Small Cap Multi-Strategy Fund
Equity Securities—Domestic Common Stocks†	307,940,302	-	-	-	-	-	307,940,302
Equity Securities—Foreign Common Stocks†	19,116,805	-	-	-	-	-	19,116,805
Exchange-Traded Funds	8,589,263	-	-	-	-	-	8,589,263
Mutual Funds	35,266,335	-	-	-	-	-	35,266,335
BNY Mellon Focused Equity Opportunities Fund
Equity Securities—Domestic Common Stocks†	415,763,900	-	-	-	-	-	415,763,900
Equity Securities—Foreign Common Stocks†	18,082,601	-	-	-	-	-	18,082,601
BNY Mellon Small/Mid Cap Multi-Strategy Fund
Equity Securities—Domestic Common Stocks†	251,511,620	-	-	-	-	-	251,970,950
Equity Securities—Foreign Common Stocks†	12,915,335	-	-	-	-	-	12,915,334
Exchange-Traded Funds	7,185,275	-	-	-	-	-	7,185,275
Mutual Funds	18,097,554	-	-	-	-	-	18,097,554
BNY Mellon International Fund
Equity Securities—Foreign Common Stocks†	29,249,442	-	906,163,942††	-	-	-	935,413,384
Exchange-Traded Funds	21,015,291	-	-	-	-	-	21,015,291
Mutual Funds	6,759,093	-	-	-	-	-	6,759,093
BNY Mellon Emerging Markets Fund
Equity Securities—Foreign Common Stocks†	73,631,596	-	527,953,207††	-	-	-	601,584,803
Exchange-Traded Funds	6,620,160	-	-	-	-	-	6,620,160
Mutual Funds	472,164	-	-	-	-	-	472,164

110

Table 1—Fair Value Measurements (continued)
	Investments in Securities
	Level 1—Unadjusted Quoted Prices		Level 2—Other Significant Observable Inputs		Level 3-Significant Unobservable Inputs
	Assets ($)	Liabilities ($)	Assets ($)	Liabilities ($)	Assets ($)	Liabilities ($)	Total
BNY Mellon International Appreciation Fund
Equity Securities—Foreign Common Stocks†	76,966,233	-	-	-	-	-	76,966,233
Mutual Funds	54,482	-	-	-	-	-	54,482
U.S. Treasury	-	-	64,994	-	-	-	64,994
Other Financial Instruments
Financial Futures†††	4,783	-	-	-	-	-	4,783
BNY Mellon International Equity Income Fund
Equity Securities—Foreign Common Stocks†	-	-	207,443,111††	-	-	-	207,443,111
Exchange-Traded Fund	10,189,700	-	-	-	-	-	10,189,700
Mutual Funds	4,955,849	-	-	-	-	-	4,955,849
Forward Foreign Currency Exchange Contracts†††	-	-	-	(23,254)	-	-	(23,254)
BNY Mellon Asset Allocation Fund
Commercial Mortgage-Backed	-	-	699,927	-	-	-	699,927
Corporate Bonds†	-	-	25,508,321	-	-	-	25,508,321
Equity Securities—Domestic Common Stocks†	86,532,434	-	-	-	-	-	86,532,434
Exchange-Traded Funds	41,570	-	-	-	-	-	41,570
Foreign Government	-	-	1,125,601	-	-	-	1,125,601
Municipal Bonds†	-	-	4,507,041	-	-	-	4,507,041
Mutual Funds	280,402,940	-	-	-	-	-	280,402,940
U.S. Government Agencies/Mortgage-Backed	-	-	19,276,783	-	-	-	19,276,783
U.S. treasury	-	-	13,303,623	-	-	-	13,303,623

† See Statement of Investments for additional detailed categorizations.

†† Securities classified within Level 2 at period end as the values were determined pursuant to the fund’s fair valuation procedures. See note above for additional information.

††† Amount shown represents unrealized appreciation (depreciation) at period end.

Pursuant to a securities lending agreement with The Bank of New York Mellon, the funds may lend securities to qualified institutions. It is the funds’ policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. At February 29, 2016, for BNY Mellon Small Cap Multi-Strategy Fund, the value of the collateral was 98% of the market value of the securities on loan. On a daily basis, the collateral held by the relevant fund is monitored to ensure that its value is at least 100% of the market value of the securities on loan. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by Dreyfus, or U.S. Government and Agency securities. The funds are entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the funds or credit the funds with the market value of the unreturned securities and is subrogated to the funds’ rights against the borrower and the collateral. Table 3 summarizes the amount The Bank of New York Mellon earned from each relevant fund from lending portfolio securities, pursuant to

111

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

the securities lending agreement during the period ended February 29, 2016.

Effective July 1, 2015, the funds adopted new accounting guidance under Accounting Standards Update No. 2014-11, which requires expanded disclosures related to financial assets pledged in secured financing transactions (such as securities lending) and the related contractual maturity terms of these secured transactions. The type of securities loaned for which cash collateral was received, is indicated in the Statement of Investments. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis.

Table 3—Securities Lending Agreement
BNY Mellon Large Cap Stock Fund	$2,841
BNY Mellon Large Cap Market Opportunities Fund	195
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund	2,802
BNY Mellon Income Stock Fund	4,457
BNY Mellon Mid Cap Multi-Strategy Fund	62,675
BNY Mellon Small Cap Multi-Strategy Fund	10,985
BNY Mellon Focused Equity Opportunities Fund	2,212
BNY Mellon Small/Mid Cap Multi-Strategy Fund	11,259
BNY Mellon Asset Allocation Fund	332

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Table 4 summarizes each fund’s investments in affiliated investment companies during the period ended February 29, 2016.

(e) Risk: BNY Mellon International Fund, BNY Mellon Emerging Markets Fund and BNY Mellon International Equity Income Fund invest in foreign markets which may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S.

BNY Mellon Asset Allocation Fund invests in debt securities. Failure of an issuer of the debt securities to make timely interest or principal payments, or a decline or the perception of a decline in the credit quality of a debt security, can cause the debt security’s price to fall, potentially lowering the fund’s share price. In addition, the value of debt securities may decline due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. They may also decline because of factors that affect a particular industry.

BNY Mellon Focused Equity Opportunities Fund is non-diversified, which means that a relatively high percentage of the fund’s assets may be invested in a limited number of issuers. Therefore, the fund’s performance may be vulnerable to changes in market value of a single issuer or group of issuers and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

(f) Dividends to shareholders: Dividends payable to shareholders are recorded by each fund on the ex-dividend date. BNY Mellon Large Cap Stock Fund, BNY Mellon Income Stock Fund and BNY Mellon Asset Allocation Fund normally declare and pay dividends from investment income-net monthly. BNY Mellon International Equity Income Fund normally declares and pays dividends from investment income-net quarterly. BNY Mellon Large Cap Market Opportunities Fund, BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund, BNY Mellon Mid Cap Multi-Strategy Fund, BNY Mellon Small Cap Multi-Strategy Fund, BNY Mellon Focused Equity Opportunities Fund, BNY Mellon Small/Mid Cap Multi-Strategy Fund, BNY Mellon International Fund, BNY Mellon Emerging Markets Fund and BNY Mellon International Appreciation Fund normally declare and pay dividends from investment income-net annually. Dividends from net realized capital gains, if any, are normally declared and paid annually, but each fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers of a fund, it is the policy of each fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

112

Table 4—Affiliated Investment Companies
	Value 8/31/2015 ($)	Purchases ($)	Sales ($)	Net Realized Gain (Loss) ($)	Net Unrealized Appreciation (Depreciation) ($)	Value 2/29/2016	Net Assets (%)	Dividends/ Distributions ($)
BNY Mellon Large Cap Stock Fund
Dreyfus Institutional Cash Advantage Fund	4,895,683	18,859,886	20,268,558	-	-	3,487,011	1.1	-
Dreyfus Institutional Preferred Plus Money Market Fund	1,055,612	38,743,405	36,269,914	-	-	3,529,103	1.1	-
Total	5,951,295	57,603,291	56,538,472	-	-	7,016,114	2.2	-
BNY Mellon Large Cap Market Opportunities Fund
BNY Mellon Income Stock Fund, Cl. M	18,506,351	—	4,206,527	65,481	(1,521,628)	12,843,677	13.8	1,573,349
Dreyfus Institutional Cash Advantage Fund	—	4,014,313	3,602,045	—	—	412,268.4		—
Dreyfus Institutional Preferred Plus Money Market Fund	642,367	18,118,194	18,476,000	—	—	284,561.3		785
Dreyfus Research Growth Fund, Cl. Y	26,877,003	—	6,803,122	919,203	(2,441,684)	18,551,400	20.0	1,329,294
Dreyfus Strategic Value Fund, Cl. Y	24,248,039	-	3,704,139	(56,950)	(3,964,578)	16,522,372	17.8	2,987,025
Total	70,273,760	22,132,507	36,791,833	927,734	(7,927,890)	48,614,278	52.3	5,890,453
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund
BNY Mellon Income Stock Fund, Cl. M	47,361,479	—	3,340,309	(97,041)	(4,623,610)	39,300,519	11.9	4,658,066
Dreyfus Institutional Cash Advantage Fund	—	11,950,307	10,006,065	—	—	1,944,242.6		—
Dreyfus Institutional Preferred Plus Money Market Fund	2,606,818	25,453,766	25,768,492	—	—	2,292,092.7		2,513
Dreyfus Research Growth Fund, Cl. Y	46,775,919	—	7,114,470	484,225	(3,968,918)	36,176,756	10.9	2,430,001
Dreyfus Strategic Value Fund, Cl. Y	48,136,817	2,300,000	2,006,832	(68,514)	(8,838,515)	39,522,956	11.9	6,460,043
Total	144,881,033	39,704,073	48,236,168	318,670	(17,431,043)	119,236,565	36.0	13,550,623
BNY Mellon Income Stock Fund
Dreyfus Institutional Cash Advantage Fund	—	58,317,690	29,072,676	—	—	29,245,014	3.1	—
Dreyfus Institutional Preferred Plus Money Market Fund	35,029,870	154,848,022	177,451,173	—	—	12,426,719	1.3	—
Total	35,029,870	213,165,712	206,523,849	—	—	41,671,733	4.4	—

113

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Table 4—Affiliated Investment Companies (continued)
	Value 8/31/2015 ($)	Purchases ($)	Sales ($)	Net Realized Gain (Loss) ($)	Net Unrealized Appreciation (Depreciation) ($)	Value 2/29/2016	Net Assets (%)	Dividends/ Distributions ($)
BNY Mellon Mid Cap Multi-Strategy Fund
Dreyfus Institutional Cash Advantage Fund	90,518,383	223,477,125	253,670,294	—	—	60,325,214	2.8	—
Dreyfus Institutional Preferred Plus Money Market Fund	61,681,822	263,674,612	293,476,803	—	—	31,879,631	1.4	—
Total	152,200,205	487,151,737	547,147,097	—	—	92,204,845	4.2	—
BNY Mellon Small Cap Multi-Strategy Fund
Dreyfus Institutional Cash Advantage Fund	12,009,038	109,475,203	91,406,926	—	—	30,077,315	8.9	—
Dreyfus Institutional Preferred Plus Money Market Fund	4,198,727	40,535,904	39,545,611	—	—	5,189,020	1.5	—
Total	16,207,765	150,011,107	130,952,537	—	—	35,266,335	10.4	—
BNY Mellon Focused Equity Opportunities Fund
Dreyfus Institutional Cash Advantage Fund	-	27,016,613	27,016,613	-	-	-	-	-
Dreyfus Institutional Preferred Plus Money Market Fund	299,952	24,624,498	24,924,450	-	-	-	-	-
Total	299,952	51,641,111	51,941,063	-	-	-	-	-
BNY Mellon Small/ Mid Cap Multi-Strategy Fund
Dreyfus Institutional Cash Advantage Fund	7,296,640	64,245,579	59,692,947	—	—	11,849,272	4.3	—
Dreyfus Institutional Preferred Plus Money Market Fund	7,610,955	51,934,357	53,297,030	—	—	6,248,282	2.2	—
Total	14,907,595	116,179,936	112,989,977	—	—	18,097,554	6.5	—
BNY Mellon International Fund
Dreyfus Institutional Preferred Plus Money Market Fund	-	177,413,753	170,654,660	—	—	6,759,093.7		—
BNY Mellon Emerging Markets Fund
Dreyfus Institutional Preferred Plus Money Market Fund	85,348	199,750,399	199,363,583	—	—	472,164.1		—
BNY Mellon International Appreciation Fund
Dreyfus Institutional Preferred Plus Money Market Fund	684,003	10,804,672	11,434,193	—	—	54,482.0		—
BNY Mellon International Equity Income Fund
Dreyfus Institutional Preferred Plus Money Market Fund	3,115,092	96,478,666	94,637,909	—	—	4,955,849	2.2	—

114

Table 4—Affiliated Investment Companies (continued)
	Value 8/31/2015 ($)	Purchases ($)	Sales ($)	Net Realized Gain (Loss) ($)	Net Unrealized Appreciation (Depreciation) ($)	Value 2/29/2016	Net Assets (%)	Dividends/ Distributions ($)
BNY Mellon Asset Allocation Fund
BNY Mellon Corporate Bond Fund, Cl. M	11,334,970	167,542	-	-	(108,576)	11,393,936	2.6	202,263
BNY Mellon Emerging Markets Fund, Cl. M	22,644,868	211,410	12,050,000	(2,941,962)	1,576,106	9,440,422	2.2	211,409
BNY Mellon Focused Equity Opportunities Fund, Cl. M	35,900,535	3,302,800	4,000,000	(450,581)	(4,306,301)	30,446,453	7.1	3,302,800
BNY Mellon Income Stock Fund, Cl. M	11,470,370	1,182,097	-	-	(1,283,175)	11,369,292	2.6	1,207,296
BNY Mellon Intermediate Bond Fund, Cl. M	25,303,931	204,296	-	-	20,232	25,528,459	5.9	249,012
BNY Mellon International Fund, Cl. M	22,258,330	306,028	-	-	(2,787,507)	19,776,851	4.6	306,028
BNY Mellon Mid Cap Multi-Strategy Fund, Cl M	34,037,429	1,544,454	-	-	(3,980,705)	31,601,178	7.3	1,544,454
BNY Mellon Short-Term U.S. Government Securities Fund, Cl M	2,931,791	12,401	-	-	13	2,944,205.7		15,137
BNY Mellon Small/Mid Cap Multi-Strategy Fund, Cl M	8,067,522	496,293	-	-	(1,316,037)	7,247,778	1.7	496,292
Dreyfus Emerging Markets Debt Local Currency Fund Cl. Y	4,665,155	-	4,720,693	(397,307)	452,845	-	-	-
Dreyfus Floating Rate Income Fund Cl. Y	9,751,795	223,073	-	-	(652,241)	9,322,627	2.2	223,073
Dreyfus Global Real Estate Securities Fund Cl. Y	7,173,098	387,848	-	-	(290,995)	7,269,951	1.7	387,848
Dreyfus High Yield Fund Cl. Y	13,044,410	341,871	-	-	(1,250,132)	12,136,149	2.8	412,231
Dreyfus Institutional Cash Advantage Fund	-	1,805,650	1,732,150	-	-	73,500.0		-
Dreyfus Institutional Preferred Plus Money Market Fund	3,638,118	27,357,755	24,552,401	-	-	6,443,472	1.5	4,195
Dreyfus International Small Cap Fund Cl. Y	14,667,573	100,128	-	-	(1,428,206)	13,339,495	3.1	100,128
Dreyfus Research Growth Fund Cl. Y	7,294,671	378,956	-	-	(566,079)	7,107,548	1.6	378,957
Dreyfus Select Managers Small Cap Growth Fund Cl. Y	15,251,974	962,729	-	-	(3,311,234)	12,903,469	3.0	962,730
Dreyfus Select Managers Small Cap Value Fund Cl. Y	12,422,112	841,599	-	-	(2,060,900)	11,202,811	2.6	841,598
Dreyfus U.S. Equity Fund Cl. Y	2,401,827	360,581	-	-	(343,487)	2,418,921.6		360,580
Dreyfus/Newton International Equity Fund Cl. Y	11,241,563	127,033	-	-	(1,180,183)	10,188,413	2.4	127,033
Dynamic Total Return Fund Cl. Y	7,591,990	-	-	-	(272,533)	7,319,457	1.7	-
Global Stock Fund Cl. Y	7,006,650	436,787	-	-	(557,364)	6,886,073	1.6	436,788
Total	290,100,682	40,751,331	47,055,244	(3,789,850)	(23,646,459)	256,360,460	59.5	11,769,852

115

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(g) Federal income taxes: It is the policy of each fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, each fund is treated as a separate entity for the purpose of determining such qualification.

As of and during the period ended February 29, 2016, the funds did not have any liabilities for any uncertain tax positions. Each fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statements of Operations. During the period ended February 29, 2016, the funds did not incur any interest or penalties.

Each tax year in the three-year period ended August 31, 2015 remains subject to examination by the Internal Revenue Service and state taxing authorities.

Under the Regulated Investment Company Modernization Act of 2010 (the “2010 Act”), each fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. Furthermore, post-enactment capital loss carryovers retain their character as either short-term or long-term capital losses rather than short-term as they were under previous statute. The 2010 Act requires post-enactment losses to be utilized before the utilization of losses incurred in taxable years prior to the effective date of the 2010 Act (“pre-enactment losses”). As a result of this ordering rule, pre-enactment losses may be more likely to expire unused.

Table 5 summarizes each relevant fund’s unused capital loss carryover available for federal income tax purposes to be applied against future net realized capital gains, realized subsequent to August 31, 2015.

Table 6 summarizes each fund’s tax character of distributions paid to shareholders during the fiscal year ended August 31, 2015. The tax character of current year distributions will be determined at the end of the current fiscal year.

Table 5—Capital Loss Carryover
	Expiring in fiscal year		Post-Enactment Short-Term Losses($)††	Post-Enactment Long-Term Losses($)†††
	2017 ($)†	2018 ($)†			Total ($)
BNY Mellon International Fund	87,733,772	462,294,170	-	-	550,027,942
BNY Mellon Emerging Markets Fund	-	-	133,596,991	220,677,657	354,274,648
BNY Mellon International Appreciation Fund	15,657,135	-	773,775	25,945,899	42,376,809
BNY Mellon International Equity Income Fund	-	-	24,808,912	11,551,082	36,359,994

† If not applied, the carryovers expire in the above fiscal years.

†† Post-enactment short-term capital losses which can be carried forward for an unlimited period.

††† Post-enactment long-term capital losses which can be carried forward for an unlimited period.

Table 6—Tax Character of Distributions Paid
	2015
	Ordinary Income ($)	Long-Term Capital Gains ($)
BNY Mellon Large Cap Stock Fund	33,049,617	50,183,920
BNY Mellon Large Cap Market Opportunities Fund	6,814,516	24,224,852
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund	18,169,833	46,876,485
BNY Mellon Income Stock Fund	69,863,917	83,958,790
BNY Mellon Mid Cap Multi-Strategy Fund	30,572,498	90,782,745
BNY Mellon Small Cap Multi-Strategy Fund	—	16,382,811
BNY Mellon Focused Equity Opportunities Fund	31,556,543	80,905,525
BNY Mellon Small/Mid Cap Multi-Strategy Fund	29,294,975	72,368,389
BNY Mellon International Fund	14,602,374	—
BNY Mellon Emerging Markets Fund	22,594,568	—
BNY Mellon International Appreciation Fund	3,250,121	—
BNY Mellon International Equity Income Fund	11,735,645	—
BNY Mellon Asset Allocation Fund	15,972,128	15,165,227

116

NOTE 2—Bank Lines of Credit:

The funds participate with other Dreyfus-managed funds in a $555 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to January 11, 2016, the unsecured credit facility with Citibank, N.A. was $480 million and prior to October 7, 2015, the unsecured credit facility with Citibank, N.A. was $430 million. In connection therewith, each fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the funds based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended February 29, 2016, BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund, BNY Mellon Mid Cap Multi-Strategy Fund, BNY Mellon Small Cap Multi-Strategy Fund, BNY Mellon Small/Mid Cap Multi-Strategy Fund and BNY Mellon Asset Allocation Fund did not borrow under the Facilities.

The average amount of borrowings outstanding under the Facilities during the period ended February 29, 2016 for BNY Mellon Large Cap Stock Fund was approximately $141,800, with a related weighted average annualized interest rate of 1.24%.

The average amount of borrowings outstanding under the Facilities during the period ended February 29, 2016 for BNY Mellon Large Cap Market Opportunities Fund was approximately $42,900, with a related weighted average annualized interest rate of 1.34%.

The average amount of borrowings outstanding under the Facilities during the period ended February 29, 2016 for BNY Mellon Income Stock Fund was approximately $824,700, with a related weighted average annualized interest rate of 1.19%.

The average amount of borrowings outstanding under the Facilities during the period ended February 29, 2016 for BNY Mellon Focused Equity Opportunities Fund was approximately $1,264,800, with a related weighted average annualized interest rate of 1.25%.

The average amount of borrowings outstanding under the Facilities during the period ended February 29, 2016 for BNY Mellon International Fund was approximately $117,000, with a related weighted average annualized interest rate of 1.32%.

The average amount of borrowings outstanding under the Facilities during the period ended February 29, 2016 for BNY Mellon Emerging Markets Fund was approximately $5,314,300, with a related weighted average annualized interest rate of 1.27%.

The average amount of borrowings outstanding under the Facilities during the period ended February 29, 2016 for BNY Mellon International Appreciation Fund was approximately $9,300, with a related weighted average annualized interest rate of 1.35%.

The average amount of borrowings outstanding under the Facilities during the period ended February 29, 2016 for BNY Mellon International Equity Income Fund was approximately $191,800, with a related weighted average annualized interest rate of 1.21%.

NOTE 3—Investment Advisory Fee, Administration Fee, Sub-Investment Advisory Fee and Other Transactions with Affiliates:

(a) Fees payable by the funds pursuant to the provisions of an investment advisory agreement with the Investment Adviser are payable monthly, computed on the average daily value of each fund’s net assets at the following annual rates: .65% of BNY Mellon Large Cap Stock Fund, .70% (direct investment in securities) and .15% (other underlying funds, which may consist of affiliated funds, mutual funds and exchange traded funds) of BNY Mellon Large Cap Market Opportunities Fund, .70% (direct investment in securities) and .15% (other underlying funds, which may consist of affiliated funds, mutual funds and exchange traded funds) of BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund, .65% of BNY Mellon Income Stock Fund, .75% of BNY Mellon Mid Cap Multi-Strategy Fund, .85% of BNY Mellon Small Cap Multi-Strategy Fund, .70% of BNY Mellon Focused Equity Opportunities Fund, .75% of BNY Mellon Small/Mid Cap Multi-Strategy Fund, .85% of BNY Mellon International Fund, 1.15% of BNY Mellon Emerging Markets Fund, .50% of BNY Mellon International Appreciation Fund, .85% of BNY Mellon International Equity Income Fund and .65% (equity investments), .40% (debt securities) and .15% (money market investments and other underlying funds, which may consist of affiliated funds, mutual funds and exchange traded funds) of BNY Mellon Asset Allocation Fund.

For BNY Mellon Asset Allocation Fund, the Investment Adviser has contractually agreed, from September 1, 2015 through December 31, 2016, to waive receipt of its fees

117

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

and/or assume the direct expense of the fund, so that the total annual fund operating expenses of neither class (including indirect fees, and expense of the underlying funds, but excluding Shareholder Services Plan fees, taxes interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed .87% of the value of the fund’s average daily net assets. This reduction in expenses, pursuant to the undertaking, amounted to $231,550 during the period ended February 29, 2016.

Pursuant to the Administration Agreement, The Bank of New York Mellon provides or arranges for fund accounting, transfer agency and other fund administration services and receives a fee based on the total net assets of the Trust based on the following rates:

0 up to $6 billion    .15%

$6 billion up to $12 billion   .12%

In excess of $12 billion    .10%

No administration fee is applied to assets held by BNY Mellon Large Cap Market Opportunities Fund and BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund which are invested in shares of other underlying funds.

No administration fee is applied to assets held by BNY Mellon Asset Allocation Fund which are invested in cash or money market instruments or shares of other underlying funds.

Pursuant to a sub-investment advisory agreement between Dreyfus and Walter Scott, Dreyfus pays Walter Scott a monthly fee at an annual rate of .41% of BNY Mellon Large Cap Market Opportunities Fund’s and BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund’s average daily net assets allocated to the U.S. Large Cap Equity Strategy.

Pursuant to separate sub-investment advisory agreements between Dreyfus and Robeco and Geneva, each serves as the fund’s sub-investment adviser responsible for the day-to-day management of a portion of BNY Mellon Mid Cap Multi-Strategy Fund’s portfolio. Dreyfus pays Robeco and Geneva separate monthly fees at an annual percentage of BNY Mellon Mid Cap Multi-Strategy Fund’s average daily net assets allocated to the Boston Partners Mid Cap Value Strategy and Henderson Geneva Mid Cap Growth Strategy, respectively. Dreyfus has obtained an exemptive order from the SEC (the “Order”), upon which the funds may rely, to use a manager of managers approach that permits Dreyfus, subject to certain conditions and approval by the Board, to enter into and materially amend sub-investment advisory agreements with one or more sub-investment advisers who are either unaffiliated with Dreyfus or are wholly-owned subsidiaries (as defined under the Act) of Dreyfus’ ultimate parent company, BNY Mellon, without obtaining shareholder approval. The Order also allows the funds to disclose the sub-investment advisory fee paid by Dreyfus to any unaffiliated sub-investment adviser in the aggregate with other unaffiliated sub-investment advisers in documents filed with the SEC and provided to shareholders. In addition, pursuant to the Order, it is not necessary to disclose the sub-investment advisory fee payable by Dreyfus separately to a sub-investment adviser that is a wholly-owned subsidiary of BNY Mellon in documents filed with the SEC and provided to shareholders; such fees are to be aggregated with fees payable to Dreyfus. Dreyfus has ultimate responsibility (subject to oversight by the Board) to supervise any sub-investment adviser and recommend the hiring, termination, and replacement of any sub-investment adviser to the Board.

(b) Each fund has adopted a Shareholder Services Plan with respect to their Investor shares. Each fund pays the Distributor for the provision of certain services to holders of Investor shares a fee at an annual rate of .25% of the value of the average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding a fund and providing reports and other information, and services related to the maintenance of such shareholder accounts. The Shareholder Services Plan allows the Distributor to make payments from the shareholder services fees it collects from each fund to compensate service agents (certain banks, securities brokers or dealers and other financial institutions) with respect to these services. Table 7 summarizes the amounts Investor shares were charged during the period ended February 29, 2016, pursuant to the Shareholder Services Plan. Additional fees included in Shareholder servicing costs in the Statements of Operations primarily include fees paid for cash management charges.

118

Table 7—Shareholder Services Plan Fees
BNY Mellon Large Cap Stock Fund	$12,649
BNY Mellon Large Cap Market Opportunities Fund	1,342
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund	4,715
BNY Mellon Income Stock Fund	17,695
BNY Mellon Mid Cap Multi-Strategy Fund	68,535
BNY Mellon Small Cap Multi-Strategy Fund	15,615
BNY Mellon Focused Equity Opportunities Fund	10,036
BNY Mellon Small/Mid Cap Multi-Strategy Fund	1,849
BNY Mellon International Fund	15,934
BNY Mellon Emerging Markets Fund	16,806
BNY Mellon International Appreciation Fund	5,873
BNY Mellon International Equity Income Fund	2,619
BNY Mellon Asset Allocation Fund	7,989

The funds have arrangements with the transfer agent and the custodian whereby the funds may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the funds include net earnings credits as expense offsets in the Statements of Operations.

Each fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the funds. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. The Bank of New York Mellon pays each fund’s transfer agent fees out of the administration fee it receives from the Trust. Table 8 summarizes the amount each fund was charged during the period ended February 29, 2016 for cash management services, which is included in Shareholder servicing costs in the Statements of Operations. Cash management fees were partially offset by earnings credits, also summarized in Table 8.

Each fund compensates The Bank of New York Mellon, under a custody agreement for providing custodial services for each fund. These fees are determined based on net assets, geographic region and transaction activity. Table 9 summarizes the amount each fund was charged during the period ended February 29, 2016 pursuant to the custody agreement.

Table 9—Custody Agreement Fees

BNY Mellon Large Cap Stock Fund	$31,438
BNY Mellon Large Cap Market Opportunities Fund	6,565
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund	10,617
BNY Mellon Income Stock Fund	40,784
BNY Mellon Mid Cap Multi-Strategy Fund	84,879
BNY Mellon Small Cap Multi-Strategy Fund	62,165
BNY Mellon Focused Equity Opportunities Fund	24,641
BNY Mellon Small/Mid Cap Multi-Strategy Fund	50,468
BNY Mellon International Fund	152,172
BNY Mellon Emerging Markets Fund	740,149
BNY Mellon International Appreciation Fund	5,202
BNY Mellon International Equity Income Fund	62,532
BNY Mellon Asset Allocation Fund	8,071

Table 8—Cash Management Agreement Fees
	Dreyfus Transfer, Inc. Cash Management Fees ($)	Dreyfus Transfer, Inc. Earnings Credits ($)
BNY Mellon Large Cap Stock Fund	45	(11)
BNY Mellon Large Cap Market Opportunities Fund	9	(2)
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund	14	(3)
BNY Mellon Income Stock Fund	61	(15)
BNY Mellon Mid Cap Multi-Strategy Fund	654	(147)
BNY Mellon Small Cap Multi-Strategy Fund	262	(59)
BNY Mellon Focused Equity Opportunities Fund	30	(8)
BNY Mellon Small/Mid Cap Multi-Strategy Fund	28	(7)
BNY Mellon International Fund	65	(15)
BNY Mellon Emerging Markets Fund	80	(18)
BNY Mellon International Appreciation Fund	108	(25)
BNY Mellon International Equity Income Fund	16	(3)
BNY Mellon Asset Allocation Fund	17	(4)

119

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Table 10 summarizes the amount each fund was charged for services performed by the Chief Compliance Officer and his staff, during the period ended February 29, 2016.

Table 10—Chief Compliance Officer Fees

BNY Mellon Large Cap Stock Fund	$5,294
BNY Mellon Large Cap Market Opportunities Fund	7,411
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund	7,411
BNY Mellon Income Stock Fund	5,294
BNY Mellon Mid Cap Multi-Strategy Fund	8,470
BNY Mellon Small Cap Multi-Strategy Fund	5,294
BNY Mellon Focused Equity Opportunities Fund	5,294
BNY Mellon Small/Mid Cap Multi-Strategy Fund	5,294
BNY Mellon International Fund	5,294
BNY Mellon Emerging Markets Fund	5,294
BNY Mellon International Appreciation Fund	5,294
BNY Mellon International Equity Income Fund	5,294
BNY Mellon Asset Allocation Fund	6,353

Table 11 summarizes the components of “Due to The Dreyfus Corporation and affiliates” in the Statements of Assets and Liabilities for each fund.

(c) Each Board member also serves as a Board member of other funds within the Trust. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

Table 11—Due to The Dreyfus Corporation and Affiliates
	Investment Advisory Fees ($)	Shareholder Services Plan Fees ($)	Custodian Fees ($)	Chief Compliance Officer Fees ($)	Less Expense Reimbursement ($)
BNY Mellon Large Cap Stock Fund	163,829	1,806	39,806	4,412	-
BNY Mellon Large Cap Market Opportunities Fund	31,221	182	7,727	6,176	-
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund	143,918	523	17,670	6,176	-
BNY Mellon Income Stock Fund	470,004	2,516	51,200	4,412	-
BNY Mellon Mid Cap Multi-Strategy Fund	1,248,750	9,809	109,395	7,058	-
BNY Mellon Small Cap Multi-Strategy Fund	220,967	2,264	72,193	4,412	-
BNY Mellon Focused Equity Opportunities Fund	239,235	1,084	31,912	4,412	-
BNY Mellon Small/Mid Cap Multi-Strategy Fund	158,739	262	61,293	4,412	-
BNY Mellon International Fund	652,889	2,037	160,344	4,412	-
BNY Mellon Emerging Markets Fund	585,759	1,956	944,945	4,412	-
BNY Mellon International Appreciation Fund	30,953	810	6,920	4,412	-
BNY Mellon International Equity Income Fund	146,348	119	89,227	4,412	-
BNY Mellon Asset Allocation Fund	96,923	1,317	12,587	5,294	(63,250)

120

NOTE 4—Securities Transactions:

Table 12 summarizes each fund’s aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, forward contracts, financial futures and options transactions, during the period ended February 29, 2016.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. Each relevant fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination.

Each type of derivative instrument that was held by each relevant fund during the period ended February 29, 2016 is discussed below.

Financial Futures: In the normal course of pursuing its investment objective, BNY Mellon International Appreciation Fund is exposed to market risk, including equity price risk, as a result of changes in value of underlying financial instruments. The fund invest in financial futures in order to manage its exposure to or protect against changes in the market. A financial futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations. When the contracts are closed, the fund recognize a realized gain or loss which is reflected in the Statement of Operations. There is minimal counterparty credit risk to the fund with financial futures since they are exchange traded, and the exchange guarantees the financial futures against default. Financial futures open at February 29, 2016 are set forth in the Statements of Financial Futures.

Table 12—Purchases and Sales
	Purchases ($)	Sales ($)
BNY Mellon Large Cap Stock Fund	96,696,987	170,327,037
BNY Mellon Large Cap Market Opportunities Fund	14,143,702	43,507,928
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund	37,541,227	86,943,233
BNY Mellon Income Stock Fund	284,150,995	404,094,932
BNY Mellon Mid Cap Multi-Strategy Fund	1,052,102,880	956,980,006
BNY Mellon Small Cap Multi-Strategy Fund	210,562,574	202,172,644
BNY Mellon Focused Equity Opportunities Fund	150,492,093	261,655,575
BNY Mellon Small/Mid Cap Multi-Strategy Fund	172,399,005	203,905,656
BNY Mellon International Fund	473,357,517	395,729,346
BNY Mellon Emerging Markets Fund	484,737,961	928,568,530
BNY Mellon International Appreciation Fund	1,626,205	19,573,807
BNY Mellon International Equity Income Fund	92,484,187	142,060,225
BNY Mellon Asset Allocation Fund	54,622,351	69,211,217

121

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Options Transactions: BNY Mellon Income Stock Fund purchases and writes (sells) put and call options to hedge against changes in the values of equities or as a substitute for an investment. The fund is subject to market risk, in the course of pursuing its investment objectives through its investments in options contracts. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the writer to sell, the underlying financial instrument at the exercise price at any time during the option period, or at a specified date. Conversely, a put option gives the purchaser of the option the right (but not the obligation) to sell, and obligates the writer to buy the underlying financial instrument at the exercise price at any time during the option period, or at a specified date.

As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument increases between those dates.

As a writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument decreases between those dates.

As a writer of an option, the fund has no control over whether the underlying financial instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the financial instrument underlying the written option. There is a risk of loss from a change in value of such options which may exceed the related premiums received. The Statement of Operations reflects any unrealized gains or losses which occurred during the period as well as any realized gains or losses which occurred upon the expiration or closing of the option transaction. Table 13 summarizes BNY Mellon Income Stock Fund’s call/put options written during the period ended February 29, 2016.

Table 13—Options Written
BNY Mellon Income Stock Fund			Options Terminated
Options Written	Number of Contracts	Premiums Received ($)	Cost ($)	Net Realized Gain (Loss) ($)
Contracts outstanding August 31, 2015	2,847	175,722
Contracts written	6,825	585,709
Contracts terminated:
Contracts expired	9,672	761,431	-	761,431
Contracts outstanding February 29, 2016	-	-

Forward Foreign Currency Exchange Contracts: BNY Mellon International Fund, BNY Mellon Emerging Markets Fund and BNY Mellon International Equity Income Fund enter into forward contracts in order to hedge their exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of their investment strategies. When executing forward contracts, each fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, each fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. Each fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, each fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. Each fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statements of Operations. Each fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. Each fund is also exposed to credit risk associated with counterparty non-performance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between each fund and the counterparty and the posting of collateral, if any, by

122

the counterparty to each fund to cover the funds’ exposure to the counterparty. At February 29, 2016, there were no forward contracts outstanding for BNY Mellon International Fund and BNY Mellon Emerging Markets Fund. Table 14 summarizes open forward contracts for each relevant fund at February 29, 2016.

Table 14—Forward Foreign Currency Exchange Contracts

BNY Mellon International Equity Income Fund
Forward Foreign Currency Exchange Contracts	Foreign Currency Amounts	Cost ($)	Value ($)	Unrealized (Depreciation)($)
Purchases:
Deutsche Bank
Australian Dollar,
Expiring
3/1/2016	858,098	617,333	612,468	(4,865)
Euro,
Expiring
3/1/2016	339,131	373,535	368,925	(4,610)
Japanese Yen,
Expiring
3/1/2016	148,622,114	1,325,634	1,318,098	(7,536)
New Zealand Dollar,
Expiring
3/1/2016	363,883	242,533	239,763	(2,770)
Singapore Dollar,
Expiring
3/1/2016	120,215	85,671	85,502	(169)
South African Rand,
Expiring
3/3/2016	3,628,032	231,942	228,638	(3,304)
Gross Unrealized Depreciation				(23,254)

The provisions of ASC Topic 210 “Disclosures about Offsetting Assets and Liabilities” require disclosure on the offsetting of financial assets and liabilities. These disclosures are required for certain investments, including derivative financial instruments subject to Master Agreements which are eligible for offsetting in the Statement of Assets and Liabilities and require each relevant fund to disclose both gross and net information with respect to such investments. For financial reporting purposes, each relevant fund does not offset derivative assets and derivative liabilities that are subject to Master Agreements in the Statement of Assets and Liabilities.

Table 15 summarizes each relevant fund’s derivatives assets and liabilities (by type) on a gross basis, and net of amounts available for offsetting under Master Agreements and net of related collateral received or pledged, if any, as of February 29, 2016.

Table 15—Derivative of Assets and Liabilities subsect to Master Agreements

BNY Mellon International Equity Income Fund

Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Forward contracts	-	(23,254)
Total gross amount of derivative
assets and liabilities in the
Statement of Assets and Liabilities	-	(23,254)
Derivatives not subject to
Master Agreements	-	-
Total gross amount of assets
and liabilities subject to
Master Agreements	-	(23,254)

123

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral	Net Amount of
Counterparty	Liabilities ($)	[1]	for Offset ($)	Pledged ($)	Liabilities ($)
Deutsche Bank	(23,254)		-	-	(23,254)

[1] Absent a default event or early termination, OTC derivative assets and liabilities are presented at gross amounts and are not offset in the Statement of Assets and Liabilities.

Table 16 summarizes each relevant fund’s average market value of derivatives outstanding during the period ended February 29, 2016.

Table 16—Average Market Value of Derivatives
Average Market Value ($)
BNY Mellon Income Stock Fund Equity options contracts	49,822
BNY Mellon International Fund Forward contracts	6,611,707
BNY Mellon Emerging Markets Fund Forward contracts	4,200,882
BNY Mellon International Appreciation Fund Equity financial futures	652,251
BNY Mellon International Equity Income Fund Forward contracts	2,038,346

Table 17 summarizes gross appreciation, gross depreciation and accumulated net unrealized appreciation (depreciation) on investments for each fund at February 29, 2016.

At February 29, 2016, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statements of Investments).

Table 17—Accumulated Net Unrealized Appreciation (Depreciation)
	Gross Appreciation ($)	Gross Depreciation ($)	Net ($)
BNY Mellon Large Cap Stock Fund	52,974,290	15,130,141	37,844,149
BNY Mellon Large Cap Market Opportunities Fund	11,487,931	6,720,570	4,767,361
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund	69,618,748	14,646,146	54,972,602
BNY Mellon Income Stock Fund	102,290,014	49,008,439	53,281,575
BNY Mellon Mid Cap Multi-Strategy Fund	347,929,042	95,662,909	252,266,133
BNY Mellon Small Cap Multi-Strategy Fund	29,651,244	28,646,817	1,004,427
BNY Mellon Focused Equity Opportunities Fund	60,810,921	16,872,779	43,938,142
BNY Mellon Small/Mid Cap Multi-Strategy Fund	23,742,749	22,141,165	1,601,584
BNY Mellon International Fund	9,646,441	181,316,179	(171,669,738)
BNY Mellon Emerging Markets Fund	62,283,033	67,580,563	(5,297,530)
BNY Mellon International Appreciation Fund	9,369,110	42,323,805	(32,954,695)
BNY Mellon International Equity Income Fund	13,829,160	29,950,917	(16,121,757)
BNY Mellon Asset Allocation Fund	23,647,246	18,762,885	4,884,361

124

NOTES

125

NOTES

126

NOTES

127

For More Information

The BNY Mellon Funds

c/o The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Investment Adviser

BNY Mellon Fund Advisers, a division of
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Sub-Investment Adviser

Walter Scott & Partners Limited
One Charlotte Square
Edinburgh, Scotland, UK
Geneva Capital Management LLC
100 East Wisconsin Avenue
Suite 2550,
Milwaukee, WI 53202

Rebeco Investment Management, Inc.

909 Third Avenue
New York, NY 10022

Administrator

The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

Sub-Administrator

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols:
BNY Mellon Large Cap Stock Fund	Class M: MPLCX	Investor: MILCX
BNY Mellon Large Cap Market Opportunities Fund	Class M: MMOMX	Investor: MMOIX
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund	Class M: MTSMX	Investor: MTSIX
BNY Mellon Income Stock Fund	Class M: MPISX	Investor: MIISX
BNY Mellon Mid Cap Multi-Strategy Fund	Class M: MPMCX	Investor: MIMSX
BNY Mellon Small Cap Multi-Strategy Fund	Class M: MPSSX	Investor: MISCX
BNY Mellon Focused Equity Opportunities Fund	Class M: MFOMX	Investor: MFOIX
BNY Mellon Small/Mid Cap Multi-Strategy Fund	Class M: MMCMX	Investor: MMCIX
BNY Mellon International Fund	Class M: MPITX	Investor: MIINX
BNY Mellon Emerging Markets Fund	Class M: MEMKX	Investor: MIEGX
BNY Mellon International Appreciation Fund	Class M: MPPMX	Investor: MARIX
BNY Mellon International Equity Income Fund	Class M: MLIMX	Investor: MLIIX
BNY Mellon Asset Allocation Fund	Class M: MPBLX	Investor: MIBLX

Telephone Wealth Management (WM) Clients, please contact your Account Officer or call 1-888-281-7350. Brokerage Clients of BNY Mellon Wealth Advisors (BNYWA), please contact your financial representative or call 1-800-830-0549, Option 2. Individual Account holders, please call Dreyfus at 1-800-DREYFUS.

Mail WM clients, write to your Account Officer, c/o The Bank of New York Mellon, One Mellon Bank Center, Pittsburgh, PA 15258

BNYMWA Brokerage Clients, write to your financial representative, P.O. Box 9012, Hicksville, NY 11802-9012

Individual Account Holders, write to: BNY Mellon Funds, P.O. Box 9879, Providence, RI 02940-8079

Each fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-DREYFUS.

© 2016 MBSC Securities Corporation	MFTSA0216-EQ

The BNY Mellon Funds

BNY Mellon Bond Fund

BNY Mellon Intermediate Bond Fund

BNY Mellon Corporate Bond Fund

BNY Mellon Short-Term U.S. Government Securities Fund

SEMIANNUAL REPORT February 29, 2016

Contents

THE FUNDS

FOR MORE INFORMATION

Back Cover

The views expressed herein are current to the date of this report. These views and the composition of the funds’ portfolios are subject to change at any time based on market and other conditions.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

The Funds

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for BNY Mellon Funds Trust, covering the six-month period from September 1, 2015, through February 29, 2016. For information about how each fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

The reporting period was a time of varied and, at times, conflicting economic influences. On one hand, the U.S. economy continued to grow as domestic labor markets posted significant gains, housing markets recovered, and lower fuel prices put cash in consumers’ pockets. Indeed, these factors, along with low inflation, prompted the Federal Reserve Board in December to raise short-term interest rates for the first time in nearly a decade.

On the other hand, the global economy continued to disappoint, particularly in China and other emerging markets, when reduced industrial demand and declining currency values sparked substantial declines in commodity prices. These developments proved especially challenging for financial markets in January and early February: stocks and riskier sectors of the bond market fell sharply before later recovering a portion of their losses. In contrast, longer term U.S. government securities gained valued during the ensuing flight to quality.

While market volatility may persist over the foreseeable future until global economic sentiment improves, we recently have seen signs of stabilizing commodity prices and continued strength in the U.S. economy. Still, we expect wide differences in underlying fundamental and technical influences across various asset classes, economic sectors, and regional markets over the months ahead, suggesting that selectivity may be an important determinant of investment success. We encourage you to discuss the implications of our observations with your financial advisor.

Sincerely,

Patrick T. Crowe
President
BNY Mellon Funds Trust
March 15, 2016

3

DISCUSSION OF FUND PERFORMANCE

For the period of September 1, 2015, through February 29, 2016, as provided by John F. Flahive, CFA, and Timothy J. Sanville, CFA, Portfolio Managers

Fund and Market Performance Overview

For the six-month period ended February 29, 2016, BNY Mellon Bond Fund’s Class M shares produced a total return of 1.86%, and Investor shares produced a total return of 1.73%.1 In comparison, the fund’s benchmark, the Barclays U.S. Aggregate Bond Index (the “Index”), produced a total return of 2.20% for the same period.2

Fixed-income securities produced positive returns, on average, over the reporting period amid robust investor demand for investment grade, income-oriented investments. The fund produced slightly lower returns than its benchmark, mainly due to its relatively defensive duration posture during a time of falling interest rates.

Effective September 15, 2015, Timothy J. Sanville became a portfolio manager for the fund.

The Fund’s Investment Approach

The fund seeks total return (consisting of capital appreciation and current income). To pursue its goal, the fund actively manages bond market and maturity exposure and invests at least 80% of its assets in bonds, such as U.S. Treasury and government agency bonds, corporate bonds, mortgage-related securities, and foreign corporate and government bonds. The fund’s investments in bonds must be rated investment grade at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser. Generally, the average effective duration of the fund’s portfolio will not exceed eight years.3

Flight to Safety Supported U.S. Government Securities

The Index’s moderately positive total return for the reporting period masked heightened market volatility over the time under review. Despite a sustained U.S. economic recovery, worries about economic instability in overseas markets dampened investor sentiment worldwide. An economic slowdown in China and sharply falling commodity prices triggered a flight to traditional safe havens in September 2015, hurting riskier corporate bonds while sending prices of high-quality U.S. government securities higher and their yields lower. Market volatility continued over the remainder of 2015 when investor sentiment fluctuated between concerns about troubling global economic conditions and optimism regarding robust job growth and other positive developments in the United States. Expectations that the Federal Reserve Board (the “Fed”) would begin to raise short-term interest rates for the first time in nearly 10 years, as indeed it did in December, also contributed to heightened market turbulence.

The U.S. bond market rallied strongly in January 2016 when the flight to quality resumed in response to more disappointing economic data from China, declines in crude oil prices to multi-year lows, and renewed worries that international weakness might derail the U.S. recovery. Intensifying demand for high-quality U.S. investments continued to put downward pressure on Treasury yields, helping the broad U.S. bond market to produce positive total returns in an otherwise challenging investment climate for riskier assets.

Duration Posture Dampened Fund Results

Although the fund participated substantially in the benchmark’s positive returns over the reporting period, its relative performance was undermined to a degree by our duration management strategy among U.S. Treasury securities. We set the fund’s average duration in a relatively short position in an effort to cushion market volatility, but this positioning proved counterproductive when interest rates fell. We reduced the fund’s underweighted position among U.S. Treasury securities with 30-year maturities, but the benefits of this move were balanced by overweighted exposure to bonds with maturities in the 5-year range and a correspondingly underweighted position in 10-year maturities.

In addition, the fund’s holdings of Treasury Inflation Protected Securities (TIPS) lagged broader market averages amid persistently low inflation and falling commodity prices. A focus on shorter-maturity, seasoned mortgage-backed securities also detracted mildly from the fund’s overall results.

The fund fared better in other areas. Most notably, our security selection strategy among corporate-backed bonds added value, as we maintained underweighted exposure to the hard-hit energy sector and held no positions in securities backed by metals-and-mining companies. Relative weakness stemming from overweighted exposure to the financial sector was not enough to fully offset the benefits of avoiding bonds from commodities-related industry groups.

Maintaining a Conservative Investment Posture

Heightened market volatility appears likely to persist over the near term as nervous investors react to new releases of global economic data. Yet, despite the adverse impact of global economic headwinds, we currently expect the domestic economy to continue to grow. We also anticipate that the Fed will implement one or more additional rate hikes at some point in 2016, but any increases are likely to be modest and gradual.

As of the reporting period’s end, we have maintained a relatively cautious investment posture, which seeks to protect the fund from market uncertainty and volatility. We have maintained a relatively short duration posture, but have moderated this positioning by increasing the fund’s holdings of longer-dated securities. In addition, we have remained watchful for tactical trading opportunities that, in our analysis, can produce higher returns without incurring significantly greater levels of risk. Of course, we are prepared to shift toward a more constructive investment posture as market conditions evolve.

March 15, 2016

Bond funds are subject generally to interest rate, credit, liquidity, and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines. The fund may use derivative instruments, such as options, futures and options on futures, forward contracts, and swaps. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield, and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

²  SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions. The Barclays U.S. Aggregate Bond Index is a widely accepted, unmanaged total return index of corporate, U.S. government and U.S. government agency debt instruments, mortgage-backed securities, and asset-backed securities with an average maturity of 1-10 years. Investors cannot invest directly in any index.

3 The fund may continue to own investment grade bonds (at the time of purchase), which are subsequently downgraded to below investment grade.

4

For the period of September 1, 2015, through February 29, 2016, as provided by John F. Flahive, CFA, and Timothy J. Sanville, CFA, Portfolio Managers

Fund and Market Performance Overview

For the six-month period ended February 29, 2016, BNY Mellon Intermediate Bond Fund’s Class M shares produced a total return of 1.06%, and Investor shares produced a total return of 0.94%.1 In comparison, the fund’s benchmark, the Barclays Intermediate Government/Credit Bond Index (the “Index”), produced a total return of 1.69%.2

Intermediate-term bonds produced positive returns, on average, over the reporting period amid robust investor demand for investment grade securities. The fund produced slightly lower returns than its benchmark, mainly due to its relatively defensive duration posture.

Effective September 15, 2015, Timothy J. Sanville became a portfolio manager for the fund.

The Fund’s Investment Approach

The fund seeks total return (consisting of capital appreciation and current income). To pursue its goal, the fund actively manages bond market and maturity exposure and invests at least 80% of its assets in bonds, such as U.S. government and agency bonds, corporate bonds, mortgage-related securities, foreign corporate and government bonds, and municipal bonds. The fund’s investments in bonds must be rated investment grade at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser. 3 Generally, the fund’s average effective portfolio maturity will be between 3 and 10 years, and the average effective duration of the fund’s portfolio will be between 2.5 and 5.5 years. When managing the fund, we use a disciplined process to select securities and manage risk. We generally choose bonds based on yield, credit quality, the level of interest rates and inflation, general economic and financial trends, and our outlook for the securities markets. Our management process also includes computer modeling and scenario testing of possible changes in market conditions.

Flight to Safety Supported U.S. Government Securities

The Index’s moderately positive total return for the reporting period masked heightened market volatility over the time under review. Despite a sustained U.S. economic recovery, worries about economic instability in overseas markets dampened investor sentiment. An economic slowdown in China triggered a flight to traditional safe havens in September 2015, hurting riskier corporate bonds while sending prices of high-quality U.S. government securities higher and their yields lower. Market volatility continued over the remainder of 2015 when investor sentiment fluctuated between concerns about troubling global economic conditions and optimism regarding robust job growth and other positive developments in the United States. Expectations that the Federal Reserve Board (the “Fed”) would begin to raise short-term interest rates, as indeed it did in December, also contributed to heightened market turbulence.

The U.S. bond market rallied strongly in January 2016 when the flight to quality resumed in response to more disappointing economic data from China and declines in crude oil prices to multi-year lows. Intensifying demand for high-quality U.S. investments continued to put downward pressure on Treasury yields, helping the benchmark to produce positive total returns in an otherwise challenging investment climate for riskier assets.

Duration Posture Dampened Fund Results

Although the fund participated substantially in the benchmark’s positive returns over the reporting period, its relative performance was undermined to a degree by our duration management strategy among U.S. Treasury securities. We set the fund’s average duration in a relatively short position in an effort to cushion market volatility, but this positioning proved counterproductive when interest rates fell. We reduced the fund’s underweighted position among long-term U.S. Treasury securities, but the benefits of this move were balanced by overweighted exposure to bonds with short-term maturities and a correspondingly underweighted position in intermediate-term maturities.

In addition, the fund’s holdings of Treasury Inflation Protected Securities (TIPS) lagged broader market averages amid persistently low inflation and falling commodity prices. A focus on shorter-maturity, seasoned mortgage-backed securities also detracted mildly from the fund’s overall results.

The fund fared better in other areas. Most notably, our security selection strategy among corporate-backed bonds added value, as we maintained underweighted exposure to the hard-hit energy and materials sectors. Relative weakness stemming from overweighted exposure to the financials sector was not enough to fully offset the benefits of avoiding bonds from commodities-related industry groups. The fund’s holdings of U.S. government agency debentures also fared relatively well.

Maintaining a Conservative Investment Posture

Heightened market volatility appears likely to persist over the near term. Despite the adverse impact of global economic headwinds, we currently expect the domestic economy to continue to grow. We also anticipate that the Fed will implement one or more additional rate hikes at some point in 2016, but any increases are likely to be modest and gradual.

As of the reporting period’s end, we have maintained a relatively cautious investment posture, which seeks to protect the fund from market uncertainty and volatility. We have retained a relatively short duration posture, but have moderated this positioning by increasing the fund’s exposure to longer-dated securities. Of course, we are prepared to shift toward a more constructive investment posture as market conditions evolve.

March 15, 2016

Bond funds are subject generally to interest rate, credit, liquidity, and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

The fund may use derivative instruments, such as options, futures and options on futures, forward contracts, and swaps. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield, and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2  SOURCE: LIPPER INC. – Reflects reinvestment of dividends and, where applicable, capital gain distributions. The Barclays Intermediate Government/Credit Bond Index is a widely accepted, unmanaged index of government and credit bond market performance composed of U.S. government, Treasury and agency securities, fixed-income securities, and nonconvertible investment grade credit debt, with an average maturity of 1-10 years. Index return does not reflect the fees and expenses associated with operating a mutual fund. Investors cannot invest directly in any index.

3  The fund may continue to own investment grade bonds (at the time of purchase), which are subsequently downgraded to below investment grade.

5

DISCUSSION OF FUND PERFORMANCE (continued)

For the period of September 1, 2015, through February 29, 2016, as provided by John F. Flahive, CFA, and Timothy J. Sanville, CFA, Portfolio Managers

Fund and Market Performance Overview

For the six-month period ended February 29, 2016, BNY Mellon Corporate Bond Fund’s Class M shares produced a total return of 0.83%, and Investor shares produced a total return of 0.63%.1 In comparison, the fund’s benchmark, the Barclays U.S. Intermediate Credit Bond Index (the “Index”), produced a total return of 1.22%, and the Barclays U.S. Credit Index, the fund’s former benchmark, produced a total return of 1.35% for the same period.2

Investment grade corporate backed securities produced mildly positive returns, on average, over the reporting period amid robust investor demand for higher-quality, income-oriented investments. The fund produced lower returns than its benchmark, mainly due to overweighted exposure to securities toward the lower end of the investment grade credit quality spectrum.

Effective September 15, 2015, Timothy J. Sanville became a portfolio manager for the fund.

The Fund’s Investment Approach

The fund seeks total return (consisting of capital appreciation and current income). To pursue its goal, the fund normally invests at least 80% of its net assets in corporate bonds, which include U.S. dollar-denominated bonds issued by U.S. and foreign corporations. The remainder of the fund’s assets may be invested in U.S. government and agency bonds, mortgage-related securities, including commercial mortgage-backed securities, asset-backed securities, foreign corporate bonds denominated in foreign currencies, foreign government bonds, municipal bonds and commercial paper, and other money market instruments. For additional yield, the fund may invest up to 20% of its assets in fixed income securities rated below investment grade (“high yield” or “junk” bonds) or the unrated equivalent as determined by the investment adviser.

We employ a disciplined process to select bonds and manage risk, choosing bonds based on yield, credit quality, the level of interest rates and inflation, general economic and financial trends, and our outlook for the securities markets. In selecting corporate bonds for investment, we analyze fundamental metrics, including the issuer’s cash flow, leverage and operating margins, as well as its business strategy and operating performance, and macroeconomic factors.

Flight to Safety Hurt Lower-Rated Corporate Bonds

The Index’s mildly positive total return for the reporting period masked heightened market volatility over the time under review. Despite a sustained U.S. economic recovery, worries about economic instability in overseas markets dampened investor sentiment. An economic slowdown in China and sharply falling commodity prices triggered a flight to traditional safe havens in September 2015, hurting riskier corporate bonds while sending prices of high-quality U.S. government securities higher and their yields lower. Market volatility continued over the remainder of 2015 when investor sentiment fluctuated between concerns about troubling global economic conditions and optimism regarding robust job growth and other positive developments in the United States. Expectations that the Federal Reserve Board (the “Fed”) would begin to raise short-term interest rates for the first time in nearly 10 years, as indeed it did in December, also contributed to heightened market turbulence.

The corporate bond market encountered additional volatility in January 2016 in response to more disappointing economic data from China and declines in crude oil prices to multi-year lows. Intensifying demand for high-quality U.S. investments continued to put downward pressure on yields of higher-quality corporate bonds, helping the benchmark to produce positive total returns in an otherwise challenging investment climate for riskier assets.

Focus on Yield Dampened Fund Results

Although the fund participated in the benchmark’s positive returns over the reporting period, its relative performance was undermined to a degree by an overweighted position among higher-yielding BBB-rated securities and correspondingly underweighted exposure to corporate bonds rated AAA and AA. The fund’s security selection strategy in the energy sector particularly weighed on results, more than offsetting the benefits of underweighted exposure to the hard-hit oil-and-gas sector. The fund’s positions in the industrials sector also lagged market averages during the reporting period.

The fund achieved better results in the financial sector, where a slightly overweighted position and a focus on relatively long maturities added value.

Maintaining a Constructive Investment Posture

Despite the adverse impact of global economic headwinds on U.S. exporters and commodities producers, we currently expect the domestic economy to continue to grow. We also recently have seen signs of stabilizing energy prices. We anticipate that the Fed will implement one or more additional rate hikes at some point in 2016, but any increases are likely to be modest and gradual.

Therefore, as of the reporting period’s end, we have retained a relatively constructive investment posture. We have maintained a relatively long duration posture, which we believe can help the fund participate more fully in gains if yield differences moderate along the market’s credit-quality spectrum. In addition, we have remained watchful for tactical trading opportunities that, in our analysis, can produce higher returns without incurring significantly greater levels of risk. Of course, we are prepared to adjust the fund’s investment posture as market conditions evolve.

March 15, 2016

Bond funds are subject generally to interest rate, credit, liquidity, and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

The fund may use derivative instruments, such as options, futures and options on futures, forward contracts, and swaps. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield, and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2  Source: LIPPER INC. – The Barclays U.S. Intermediate Credit Bond Index is an unmanaged index that consists of dollar denominated, investment grade, publicly issued securities with a maturity of between one and 10 years and that are issued by both corporate issuers and non-corporate issuers. Unlike a mutual fund, the Index is not subject to charges, fees, and other expenses. The Barclays U.S. Credit Index is an unmanaged index designed to measure the performance of investment grade securities with a maturity of at least 1 year, issued by U.S. and foreign industrial, utility, and financial issuers and by non-corporate issuers. Investors cannot invest directly in any index.

6

For the period of September 1, 2015, through February 29, 2016, as provided by Lawrence R. Dunn, CFA, and Timothy J. Sanville, CFA, Portfolio Managers

Fund and Market Performance Overview

For the six-month period ended February 29, 2016, BNY Mellon Short-Term U.S. Government Securities Fund’s Class M shares produced a total return of 0.52%, and Investor shares produced a total return of 0.38%.1 In comparison, the Barclays 1-3 Year U.S. Government Index (the “Index”), the fund’s benchmark, produced a total return of 0.58%.2

Short-term U.S. government securities produced mildly positive returns over the reporting period amid robust investor demand and despite a rate hike from the Federal Reserve Board (the “Fed”). The fund’s Class M shares produced returns that were roughly in line with its benchmark, as results were supported by our security selection strategy among mortgage-backed securities from U.S. government agencies.

Effective September 15, 2015, Timothy J. Sanville became a portfolio manager for the fund.

The Fund’s Investment Approach

The fund seeks to provide as high a level of current income as is consistent with the preservation of capital. To pursue this goal, the fund invests at least 80% of its assets in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities and in repurchase agreements. The fund may invest up to 35% of its net assets in mortgage-related securities issued by U.S. government agencies or instrumentalities, such as mortgage pass-through securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), and the Federal Home Loan Mortgage Corporation (“Freddie Mac”). The fund may also invest in collateralized mortgage obligations (“CMOs”), including stripped mortgage-backed securities. Generally, the fund’s average effective portfolio maturity and the average effective duration of the fund’s portfolio will be less than three years.

When choosing securities, we typically first examine U.S. and global economic conditions and other market factors to estimate long- and short-term interest rates. Using a research-driven investment process, we then seek to identify what we believe are potentially profitable sectors before they are widely perceived by the market. We also seek to identify underpriced or mispriced securities that appear likely to perform well over time.

Flight to Quality Supported U.S. Government Securities

The Index’s modestly positive total return for the reporting period masked heightened market volatility over the time under review. Despite a sustained U.S. economic recovery, worries about economic instability in overseas markets dampened investor sentiment worldwide. More specifically, an economic slowdown in China and sharply falling commodity prices triggered a flight to traditional safe havens in September, hurting riskier corporate bonds while sending prices of high-quality U.S. government securities higher and yields lower. Market volatility continued over the remainder of 2015 when investors reacted to weak global economic data and expectations that the Fed would begin to raise short-term interest rates for the first time in nearly 10 years, as indeed it did in December. The U.S. bond market generally remained turbulent in January 2016 when investors again worried that international weakness might derail the U.S. recovery. Intensifying demand for high-quality U.S. investments continued to put downward pressure on Treasury yields, helping short-term U.S. government securities produce positive total returns in an otherwise challenging investment climate for riskier assets.

Security Selections Bolstered Fund Results

The fund’s performance was supported by favorable security selections among mortgage-backed securities, as our focus on mortgage pools with final maturities in the five- to ten-year range (and average maturities in the two-and-a-half to three-and-a-half year range) provided higher yields than their shorter-dated counterparts. We mostly emphasized pass-through mortgage-backed securities, and we gradually reduced the fund’s exposure to riskier commercial mortgage-backed securities, CMOs, and “private label” mortgages due to heightened volatility in prepayment trends.

We set the fund’s average duration in a position that was roughly in line with industry averages, which helped cushion the impact of interest-rate volatility on the fund’s results, and sought to add to the fund’s relative performance through our security selection strategy.

Maintaining a Conservative Investment Posture

Heightened market volatility appears likely to persist over the near term. Despite the adverse impact of global economic headwinds on U.S. exporters and commodities producers, we currently expect the domestic economy to continue to grow. We also anticipate that the Fed will implement additional rate hikes at some point in 2016, but any increases are likely to be modest and gradual.

As of the reporting period’s end, we have maintained a relatively cautious investment posture, which seeks to protect the fund from market uncertainty and volatility. We have maintained a relatively short duration posture, but have moderated this positioning by increasing the fund’s holdings of longer-dated securities. In addition, we have remained watchful for tactical trading opportunities that, in our analysis, can produce higher returns without incurring significantly greater levels of risk. Of course, we are prepared to shift toward a more constructive investment posture as market conditions evolve.

March 15, 2016

Bond funds are subject generally to interest rate, credit, liquidity, and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

The fund may use derivative instruments, such as options, futures and options on futures, forward contracts, and swaps. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield, and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2  SOURCE: LIPPER INC. – Reflects reinvestment of dividends and, where applicable, capital gain distributions.

The Barclays 1-3 Year U.S. Government Index is a widely accepted, unmanaged index of government bonds and notes issued by the U.S. Treasury or various U.S. government-sponsored agencies that have a remaining maturity of less than 3 years and more than 1 year and have $250 million or more of outstanding face value. Index return does not reflect the fees and expenses associated with operating a mutual fund. Investors cannot invest directly in any index.

7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in each class of each fund from September 1, 2015 to February 29, 2016. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended February 29, 2016
	Class M	Investor Shares
BNY Mellon Bond Fund
Expenses paid per $1,000†	$2.81	$4.06
Ending value (after expenses)	$1,018.60	$1,017.30
Annualized expense ratio (%)	.56	.81
BNY Mellon Intermediate Bond Fund
Expenses paid per $1,000†	$2.80	$4.05
Ending value (after expenses)	$1,010.60	$1,009.40
Annualized expense ratio (%)	.56	.81
BNY Mellon Corporate Bond Fund
Expenses paid per $1,000†	$2.80	$4.04
Ending value (after expenses)	$1,008.30	$1,006.30
Annualized expense ratio (%)	.56	.81
BNY Mellon Short-Term U.S. Government Securities Fund
Expenses paid per $1,000†	$2.74	$3.99
Ending value (after expenses)	$1,005.20	$1,003.80
Annualized expense ratio (%)	.55	.80

† Expenses are equal to each fund’s annualized expense ratios as shown above, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

8

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended February 29, 2016
	Class M	Investor Shares
BNY Mellon Bold Fund
Expenses paid per $1,000†	$2.82	$4.07
Ending value (after expenses)	$1,022.08	$1,020.84
Annualized expense ratio (%)	.56	.81
BNY Mellon Intermediate Bond Fund
Expenses paid per $1,000†	$2.82	$4.07
Ending value (after expenses)	$1,022.08	$1,020.84
Annualized expense ratio (%)	.56	.81
BNY Mellon Corporate Bond Fund
Expenses paid per $1,000†	$2.82	$4.07
Ending value (after expenses)	$1,022.08	$1,020.84
Annualized expense ratio (%)	.56	.81
BNY Mellon Short-Term U.S. Government Securities Fund
Expenses paid per $1,000†	$2.77	$4.02
Ending value (after expenses)	$1,022.13	$1,020.89
Annualized expense ratio (%)	.55	.80

† Expenses are equal to each fund’s annualized expense ratios as shown above, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

9

STATEMENT OF INVESTMENTS

February 29, 2016 (Unaudited)

BNY Mellon Bond Fund
Bonds and Notes - 99.4%	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Asset-Backed Ctfs./Auto Receivables - .0%
First Investors Auto Owner Trust, Ser. 2013-1A, Cl. A2	0.90	10/15/18	31,324	[a]	31,308
Casinos - .1%
Agua Caliente Band of Cahuilla Indians, Sr. Scd. Notes	6.08	10/1/16	346,000	[a]	349,394
Agua Caliente Band of Cahuilla Indians, Sr. Scd. Notes	6.44	10/1/16	439,000	[a]	444,738
		794,132
Commercial Mortgage Pass-Through Ctfs. - 1.1%
UBS Commercial Mortgage Trust, Ser. 2012-C1, Cl. A3	3.40	5/10/45	730,000		770,451
WFRBS Commercial Mortgage Trust, Ser. 2011-C5, Cl. A2	2.68	11/15/44	1,325,000		1,329,749
WFRBS Commercial Mortgage Trust, Ser. 2013-C13, Cl. A4	3.00	5/15/45	9,045,000		9,202,266
		11,302,466
Consumer Discretionary - 2.8%
21st Century Fox America, Gtd. Notes	6.15	3/1/37	5,054,000		5,380,241
Comcast, Gtd. Notes	3.13	7/15/22	9,270,000		9,661,009
Scripps Networks Interactive, Sr. Unscd. Notes	2.80	6/15/20	5,465,000		5,355,421
Time Warner, Gtd. Notes	4.00	1/15/22	7,570,000		7,844,276
		28,240,947
Consumer Staples - 2.8%
Anheuser-Busch InBev Finance, Gtd. Notes	4.90	2/1/46	5,935,000		6,375,181
CVS Health, Sr. Unscd. Notes	4.88	7/20/35	5,540,000		5,969,954
Kroger, Sr. Unscd. Notes	2.60	2/1/21	3,735,000		3,815,217
PepsiCo, Sr. Unscd. Notes	4.50	1/15/20	7,040,000		7,768,964
Walgreen, Gtd. Notes	3.10	9/15/22	4,225,000		4,163,902
		28,093,218
Energy - 2.4%
Apache, Sr. Unscd. Notes	3.25	4/15/22	3,205,000		2,798,042
BP Capital Markets, Gtd. Notes	4.75	3/10/19	4,640,000		4,889,883
Enterprise Products Operating, Gtd. Notes	2.55	10/15/19	3,235,000		3,133,185
Halliburton, Sr. Unscd. Notes	3.38	11/15/22	3,290,000		3,244,111
Petrobras Global Finance, Gtd. Notes	5.38	1/27/21	5,355,000		4,029,637
Petrobras International Finance, Gtd. Notes	6.13	10/6/16	2,765,000	[b]	2,785,738
Spectra Energy Partners, Sr. Unscd. Notes	3.50	3/15/25	3,145,000		2,866,322
		23,746,918
Financials - 17.6%
Bank of America, Sr. Unscd. Notes, Ser. L	2.60	1/15/19	9,330,000		9,382,696
Bank of America, Sub. Notes, Ser. L	3.95	4/21/25	9,170,000		8,854,515
BlackRock, Sr. Unscd. Notes	6.25	9/15/17	7,860,000		8,449,744
Boston Properties, Sr. Unscd. Notes	4.13	5/15/21	7,185,000		7,619,714
Citigroup, Sr. Unscd. Bonds	2.50	7/29/19	3,095,000		3,104,712
Citigroup, Sr. Unscd. Notes	2.50	9/26/18	7,075,000		7,124,447

10

BNY Mellon Bond Fund (continued)
Bonds and Notes - 99.4% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Financials - 17.6% (continued)
Citizens Financial Group, Sub. Notes	4.15	9/28/22	8,555,000	[a]	8,771,741
Ford Motor Credit, Sr. Unscd. Notes	3.00	6/12/17	6,225,000		6,285,993
GE Capital International Funding, Gtd. Notes	2.34	11/15/20	6,873,000	[a]	6,946,500
Goldman Sachs Group, Sub. Notes	6.75	10/1/37	8,270,000		9,480,372
HSBC Finance, Sub. Notes	6.68	1/15/21	10,510,000		11,705,817
Hyundai Capital America, Sr. Unscd. Notes	2.40	10/30/18	3,035,000	[a]	3,044,733
JPMorgan Chase & Co., Sub. Notes	3.38	5/1/23	5,770,000		5,703,553
MetLife, Sr. Unscd. Notes	7.72	2/15/19	6,865,000		7,937,402
Morgan Stanley, Sub. Notes	4.88	11/1/22	11,490,000		12,157,362
NYSE Holdings, Gtd. Notes	2.00	10/5/17	7,340,000		7,408,548
Rabobank Nederland, Gtd. Notes	4.50	1/11/21	8,060,000		8,824,418
Royal Bank of Canada, Sr. Unscd. Bonds	1.25	6/16/17	8,385,000		8,382,895
Simon Property Group, Sr. Unscd. Notes	5.65	2/1/20	8,782,000		9,835,831
Societe Generale, Sub. Notes	4.75	11/24/25	8,355,000	[a]	7,940,158
Toyota Motor Credit, Sr. Unscd. Bonds	1.55	7/13/18	5,385,000		5,387,870
Volkswagen International Finance, Gtd. Notes	1.60	11/20/17	2,585,000	[a]	2,533,406
Wachovia, Sub. Notes	5.63	10/15/16	4,690,000		4,817,371
Wells Fargo & Co., Sub. Notes	4.90	11/17/45	4,735,000		4,811,167
		176,510,965
Foreign/Governmental - 2.0%
Mexican Government, Sr. Unscd. Notes	5.63	1/15/17	5,975,000		6,193,087
Petroleos Mexicanos, Gtd. Notes	4.88	1/24/22	7,535,000		7,248,670
Province of Ontario Canada, Sr. Unscd. Bonds	4.00	10/7/19	6,500,000		7,023,633
		20,465,390
Health Care - 2.4%
AbbVie, Sr. Unscd. Notes	1.80	5/14/18	5,025,000		5,013,528
Amgen, Sr. Unscd. Notes	5.65	6/15/42	7,955,000		8,796,886
Biogen, Sr. Unscd. Notes	2.90	9/15/20	5,600,000		5,667,614
Celgene, Sr. Unscd. Notes	2.88	8/15/20	4,305,000		4,359,958
		23,837,986
Industrials - 2.7%
ABB Finance USA, Gtd. Notes	2.88	5/8/22	7,215,000		7,299,574
American Airlines, Bonds	3.38	11/1/28	5,339,804		5,186,285
Burlington North Santa Fe., Sr. Unscd. Debs.	3.45	9/15/21	6,415,000		6,761,622
General Electric, Jr. Sub. Debs., Ser. D	5.00	12/29/49	5,393,000	[c]	5,480,636
General Electric , Sub. Notes	5.30	2/11/21	2,373,000		2,685,738
		27,413,855
Information Technology - 7.0%
Adobe Systems, Sr. Unscd. Notes	3.25	2/1/25	4,895,000		4,889,346

11

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Bond Fund (continued)
Bonds and Notes - 99.4% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Information Technology - 7.0% (continued)
Amazon.com, Sr. Unscd. Notes	2.50	11/29/22	6,675,000		6,702,614
Apple, Sr. Unscd. Notes	4.38	5/13/45	4,895,000		4,950,779
Arrow Electronics, Sr. Unscd. Notes	3.50	4/1/22	5,620,000		5,584,240
eBay, Sr. Unscd. Notes	2.60	7/15/22	5,295,000		4,951,969
Fidelity National Information Services, Gtd. Notes	3.88	6/5/24	7,445,000		7,206,552
Flextronics International, Gtd. Notes	4.75	6/15/25	4,895,000		4,735,912
Intel, Sr. Unscd. Notes	2.70	12/15/22	4,020,000		4,087,938
Intel, Sr. Unscd. Notes	4.90	7/29/45	6,550,000		7,121,920
Microsoft, Sr. Unscd. Notes	3.75	2/12/45	7,035,000		6,829,522
Oracle, Sr. Unscd. Notes	2.38	1/15/19	5,980,000		6,147,416
Oracle, Sr. Unscd. Notes	2.50	5/15/22	4,990,000		5,020,808
Seagate HDD Cayman, Gtd. Bonds	4.75	1/1/25	3,135,000		2,406,106
		70,635,122
Materials - .7%
Eastman Chemical, Sr. Unscd. Notes	3.60	8/15/22	7,075,000		7,039,597
Municipal Bonds - 7.6%
California Earthquake Authority, Revenue	2.81	7/1/19	5,700,000		5,809,839
California Educational Facilities Authority, Revenue (Stanford University)	5.00	10/1/32	6,125,000		8,105,212
Chicago, GO	7.38	1/1/33	4,710,000		4,794,309
Florida Hurricane Catastrophe Fund Finance Corporation, Revenue Bonds	3.00	7/1/20	14,000,000		14,457,940
Massachusetts, GO (Build America Bonds)	4.20	12/1/21	3,985,000		4,407,370
New Jersey Economic Development Authority, School Facilities Construction Revenue	1.10	6/15/16	7,425,000		7,433,539
New York City, GO (Build America Bonds)	6.25	6/1/35	5,470,000		6,249,201
New York City Municipal Water Finance Authority, Water and Sewer System Second General Resolution Revenue (Build America Bonds)	6.28	6/15/42	8,440,000		9,739,844
Oakland Unified School District, GO (Build America Bonds)	9.50	8/1/34	3,550,000		4,251,480
Texas Public Finance Authority, Windstorm Insurance Association Premium Revenue	8.25	7/1/24	4,890,000		4,913,179
University of California Regents, Limited Project Revenue	4.13	5/15/45	5,530,000		5,590,609
		75,752,522
Telecommunications - 2.8%
AT&T, Sr. Unscd. Notes	4.45	5/15/21	7,980,000		8,542,486
Telefonica Emisiones, Gtd. Notes	5.13	4/27/20	9,395,000		10,072,812
Verizon Communications, Sr. Unscd. Notes	3.65	9/14/18	4,420,000		4,636,169
Verizon Communications, Sr. Unscd. Notes	6.55	9/15/43	3,920,000		4,796,351
		28,047,818
U.S. Government Agencies/Mortgage-Backed - 30.3%
Federal Home Loan Mortgage Corporation
3.00%, 9/1/27-11/1/28			6,559,886	d	6,861,542
3.50%, 12/1/28-10/1/45			34,605,580	[d]	36,250,983
4.00%, 6/1/26-4/1/44			20,423,403	[d]	21,941,353
4.50%, 12/1/40			16,200,108	[d]	17,859,670
5.00%, 12/1/39-7/1/40			8,464,346	[d]	9,401,264

12

BNY Mellon Bond Fund (continued)
Bonds and Notes - 99.4% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
U.S. Government Agencies/Mortgage-Backed - 30.3% (continued)
Federal National Mortgage Association
2.50%, 11/1/30			14,084,803	[d]	14,459,863
3.00%, 3/1/31-12/1/45			19,630,958	d	20,322,128
REMIC, Series 2014-28, Cl. ND, 3.00%, 3/25/40			6,008,338	d	6,321,488
3.50%, 9/1/26-1/1/46			43,152,699	[d]	45,383,562
4.00%, 8/1/27-8/1/44			22,256,280	[d]	23,846,141
4.50%, 4/1/44-8/1/44			13,656,455	[d]	14,854,230
5.00%, 2/1/41-11/1/43			9,325,360	[d]	10,404,602
5.50%, 3/1/38-1/1/39			9,176,682	[d]	10,402,233
Government National Mortgage Association I
4.00%, 8/15/45			15,596,727		16,690,331
5.00%, 11/15/34-3/15/36			5,018,512		5,629,094
Government National Mortgage Association II
3.00%, 1/20/44-4/20/45			23,185,711		24,081,615
3.50%, 4/20/45			7,570,028		8,025,885
4.00%, 12/20/44			303,773		324,819
4.50%, 2/20/46			10,325,000		11,133,960
		304,194,763
U.S. Government Securities - 16.6%
U.S. Treasury Bonds	3.00	5/15/45	10,750,000		11,602,862
U.S. Treasury Bonds	2.88	8/15/45	5,075,000		5,342,427
U.S. Treasury Inflation Protected Securities, Notes	1.38	1/15/20	10,944,570	[e]	11,602,809
U.S. Treasury Inflation Protected Securities, Notes	0.13	4/15/20	10,207,364	[e]	10,306,651
U.S. Treasury Inflation Protected Securities, Notes	0.63	7/15/21	13,917,166	[e]	14,416,500
U.S. Treasury Inflation Protected Securities, Notes	0.38	7/15/25	12,179,597	[e]	12,276,340
U.S. Treasury Notes	0.88	5/15/17	3,250,000	[b]	3,256,220
U.S. Treasury Notes	0.63	9/30/17	33,000,000	[b]	32,924,595
U.S. Treasury Notes	0.75	10/31/17	30,600,000		30,584,455
U.S. Treasury Notes	0.88	11/30/17	10,030,000		10,046,459
U.S. Treasury Notes	2.63	1/31/18	21,000,000		21,730,905
U.S. Treasury Notes	2.25	11/15/24	1,940,000		2,027,339
		166,117,562
Utilities - .5%
Hydro-Quebec, Gov't Gtd. Notes	2.00	6/30/16	5,130,000		5,151,130
Total Bonds and Notes (cost $977,907,452)					997,375,699
Other Investment - 2.2%			Shares		Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred Plus Money Market Fund (cost $21,946,470)			21,946,470	[f]	21,946,470
Investment of Cash Collateral for Securities Loaned - .0%
Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund (cost $320,250)			320,250	[f]	320,250
Total Investments (cost $1,000,174,172)			101.6%		1,019,642,419
Liabilities, Less Cash and Receivables			(1.6%)		(16,037,606)
Net Assets			100.0%		1,003,604,813

GO—General Obligation

REMIC—Real Estate Mortgage Investment Conduit

a Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 29, 2016, these securities were valued at $30,061,978 or 3.0% of net assets.

b Security, or portion thereof, on loan. At February 29, 2016, the value of the fund’s securities on loan was $36,488,103 and the value of the collateral held by the fund was $37,382,973, consisting of cash collateral of $320,250 and U.S. Government & Agency securities valued at $37,062,723.

c Variable rate security—interest rate subject to periodic change.

d The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

e Principal amount for accrual purposes is periodically adjusted based on changes in the Consumer Price Index.

f Investment in affiliated money market mutual fund.

13

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Portfolio Summary (Unaudited) †	Value (%)
Corporate Bonds	41.8
U.S. Government Agencies/Mortgage-Backed	30.3
U.S. Government Securities	16.6
Municipal Bonds	7.6
Money Market Investments	2.2
Foreign/Governmental	2.0
Commercial Mortgage-Backed	1.1
Asset-Backed	.0
101.6

† Based on net assets.

See notes to financial statements.

14

BNY Mellon Intermediate Bond Fund
Bonds and Notes - 98.6%	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Asset-Backed Ctfs./Auto Receivables - 1.4%
GM Financial Automobile Leasing Trust, Ser. 2014-2A, Cl. A3	1.22	1/22/18	420,000	[a]	420,079
Hyundai Auto Receivables Trust, Ser. 2012-B, Cl. C	1.95	10/15/18	6,604,000		6,611,705
Santander Drive Auto Receivables Trust, Ser. 2012-3, Cl. C	3.01	4/16/18	2,498,600		2,503,953
Santander Drive Auto Receivables Trust, Ser. 2013-5, Cl. B	1.55	10/15/18	2,733,623		2,734,040
		12,269,777
Casinos - .1%
Agua Caliente Band of Cahuilla Indians, Sr. Scd. Notes	6.08	10/1/16	254,000	[a]	256,492
Agua Caliente Band of Cahuilla Indians, Sr. Scd. Notes	6.44	10/1/16	326,000	[a]	330,261
		586,753
Commercial Mortgage Pass-Through Ctfs. - .5%
Morgan Stanley Capital I Trust, Ser. 2006-HQ10, Cl. A4FX	5.33	11/12/41	4,570,582		4,598,946
Consumer Discretionary - 5.1%
21st Century Fox America, Gtd. Notes	3.00	9/15/22	7,200,000		7,237,159
Grupo Televisa, Sr. Unscd. Notes	6.00	5/15/18	6,120,000		6,585,922
Hyundai Capital America, Sr. Unscd. Notes	2.40	10/30/18	2,665,000	[a]	2,673,547
Macy's Retail Holdings, Gtd. Notes	3.45	1/15/21	4,365,000		4,379,108
NBCUniversal Media, Gtd. Notes	4.38	4/1/21	7,050,000		7,785,259
Stanford University, Unscd. Bonds	4.75	5/1/19	5,000,000		5,492,065
Time Warner, Gtd. Notes	4.00	1/15/22	7,400,000		7,668,117
Volkswagen International Finance, Gtd. Notes	1.60	11/20/17	2,250,000	[a]	2,205,092
		44,026,269
Consumer Staples - 5.1%
Anheuser-Busch InBev Finance, Gtd. Notes	2.65	2/1/21	6,635,000		6,752,307
Coca-Cola, Sr. Unscd. Notes	1.15	4/1/18	3,335,000		3,345,475
CVS Health, Sr. Unscd. Bonds	2.25	8/12/19	4,340,000	[b]	4,381,634
Diageo Capital, Gtd. Notes	1.50	5/11/17	5,300,000		5,310,139
Dr. Pepper Snapple Group, Gtd. Notes	2.60	1/15/19	6,145,000		6,226,987
Kroger, Sr. Unscd. Notes	2.30	1/15/19	4,570,000		4,652,932
McDonald's, Sr. Unscd. Notes	5.80	10/15/17	4,460,000		4,763,249
Wal-Mart Stores, Sr. Unscd. Notes	3.63	7/8/20	7,920,000		8,545,038
		43,977,761
Energy - 2.0%
Apache, Sr. Unscd. Notes	3.25	4/15/22	2,750,000		2,400,816
BP Capital Markets, Gtd. Notes	4.75	3/10/19	5,813,000		6,126,053
Enterprise Products Operating, Gtd. Notes	2.55	10/15/19	3,330,000		3,225,195
Halliburton, Sr. Unscd. Notes	3.38	11/15/22	2,825,000		2,785,597
Spectra Energy Partners, Sr. Unscd. Notes	3.50	3/15/25	2,760,000		2,515,436
		17,053,097

15

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Intermediate Bond Fund (continued)
Bonds and Notes - 98.6% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Financials - 17.3%
American Express Credit, Sr. Unscd. Notes	1.80	7/31/18	6,735,000		6,709,191
American Honda Finance, Sr. Unscd. Notes	1.20	7/14/17	3,450,000		3,443,428
Bank of America, Sr. Unscd. Notes, Ser. L	2.60	1/15/19	7,325,000		7,366,372
Bank of America, Sub. Notes, Ser. L	3.95	4/21/25	7,175,000		6,928,151
Bank of Montreal, Sr. Unscd. Bonds	1.40	4/10/18	4,605,000		4,582,583
Boston Properties, Sr. Unscd. Notes	3.70	11/15/18	6,948,000		7,203,297
Citigroup, Sr. Unscd. Bonds	2.50	7/29/19	11,135,000		11,169,942
Citizens Financial Group, Sub. Notes	4.30	12/3/25	6,885,000		7,083,453
Fidelity National Information Services, Gtd. Notes	3.88	6/5/24	5,470,000		5,294,807
Ford Motor Credit, Sr. Unscd. Notes	3.00	6/12/17	5,035,000		5,084,333
GE Capital International Funding, Gtd. Notes	2.34	11/15/20	2,293,000	[a]	2,317,521
Goldman Sachs Group, Sr. Unscd. Notes	2.63	1/31/19	7,790,000		7,864,145
HSBC Finance, Sub. Notes	6.68	1/15/21	9,502,000		10,583,128
Intercontinental Exchange, Gtd. Notes	2.75	12/1/20	6,195,000		6,296,778
JPMorgan Chase & Co., Sub. Notes	3.38	5/1/23	7,895,000		7,804,081
MetLife, Sr. Unscd. Notes	6.75	6/1/16	4,450,000		4,513,760
Morgan Stanley, Sub. Notes	4.88	11/1/22	7,610,000		8,052,004
Private Export Funding, Gov't Gtd. Notes, Ser. Z	4.38	3/15/19	1,065,000		1,162,656
Rabobank Nederland, Sr. Unscd. Notes	1.70	3/19/18	6,820,000	[b]	6,814,789
Royal Bank of Canada, Sub. Notes	4.65	1/27/26	6,510,000		6,530,611
Santander Holdings USA, Sr. Unscd. Notes	2.65	4/17/20	4,615,000		4,460,965
Simon Property Group, Sr. Unscd. Notes	2.50	7/15/21	3,290,000		3,317,995
Societe Generale, Gtd. Notes	2.63	10/1/18	2,000,000		2,041,680
Societe Generale, Sub. Notes	4.75	11/24/25	7,335,000	[a]	6,970,803
Toyota Motor Credit, Sr. Unscd. Notes	2.10	1/17/19	5,640,000		5,722,445
		149,318,918
Foreign/Governmental - 2.2%
Petroleos Mexicanos, Gtd. Notes	4.88	1/24/22	6,390,000		6,147,180
Province of Nova Scotia Canada, Sr. Unscd. Bonds	5.13	1/26/17	5,430,000		5,627,158
Province of Ontario Canada, Sr. Unscd. Bonds	4.00	10/7/19	6,515,000		7,039,842
		18,814,180
Health Care - 4.0%
AbbVie, Sr. Unscd. Notes	1.80	5/14/18	4,415,000		4,404,921
Actavis Funding, Gtd. Notes	3.45	3/15/22	4,560,000		4,656,526
Amgen, Sr. Unscd. Notes	5.70	2/1/19	2,905,000		3,217,627
AstraZeneca, Sr. Unscd. Notes	5.90	9/15/17	6,090,000		6,499,047
GlaxoSmithKline Capital, Gtd. Bonds	5.65	5/15/18	5,853,000		6,395,140

16

BNY Mellon Intermediate Bond Fund (continued)
Bonds and Notes - 98.6% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Health Care - 4.0% (continued)
Pfizer, Sr. Unscd. Notes	6.20	3/15/19	4,050,000		4,577,237
UnitedHealth Group, Sr. Unscd. Notes	1.90	7/16/18	4,335,000		4,377,015
			34,127,513
Industrials - 4.6%
ABB Finance USA, Gtd. Notes	1.63	5/8/17	6,107,000		6,130,475
American Airlines, Bonds	3.38	11/1/28	4,604,969		4,472,576
Burlington North Santa Fe, Sr. Unscd. Debs.	5.65	5/1/17	5,530,000		5,794,196
Caterpillar Financial Services, Sr. Unscd. Notes	2.10	6/9/19	6,590,000		6,644,644
General Electric, Jr. Sub. Debs., Ser. D	5.00	12/29/49	3,884,000	[c]	3,947,115
General Electric , Sub. Notes	5.30	2/11/21	792,000		896,378
John Deere Capital, Sr. Unscd. Notes	1.95	1/8/19	4,915,000		4,970,952
United Technologies, Sr. Unscd. Notes	6.13	2/1/19	1,860,000		2,085,077
Waste Management, Gtd. Notes	3.13	3/1/25	4,775,000		4,830,548
			39,771,961
Information Technology - 9.3%
Adobe Systems, Sr. Unscd. Notes	4.75	2/1/20	6,414,000		7,025,928
Amazon.com, Sr. Unscd. Notes	2.60	12/5/19	6,345,000		6,513,498
Apple, Sr. Unscd. Notes	2.00	5/6/20	5,915,000		5,989,659
Automatic Data Processing, Sr. Unscd. Notes	2.25	9/15/20	4,135,000		4,221,723
Cisco Systems, Sr. Unscd. Notes	2.13	3/1/19	7,265,000		7,411,927
EMC, Sr. Unscd. Notes	1.88	6/1/18	5,710,000		5,497,491
Fiserv, Sr. Unscd. Notes	3.85	6/1/25	6,035,000		6,237,148
Flextronics International, Gtd. Notes	4.75	6/15/25	4,265,000		4,126,387
Intel, Sr. Unscd. Notes	1.35	12/15/17	7,930,000		7,980,966
Microsoft, Sr. Unscd. Notes	3.13	11/3/25	6,550,000		6,888,858
Oracle, Sr. Unscd. Notes	2.50	5/15/22	7,000,000		7,043,218
QUALCOMM, Sr. Unscd. Notes	2.25	5/20/20	4,420,000	[b]	4,468,399
Seagate HDD Cayman, Gtd. Bonds	4.75	1/1/25	2,710,000		2,079,920
Thomson Reuters, Sr. Unscd. Notes	1.65	9/29/17	4,305,000		4,288,241
			79,773,363
Materials - .5%
Dow Chemical, Sr. Unscd. Notes	4.25	11/15/20	4,053,000		4,331,895
Municipal Bonds - 5.4%
California Earthquake Authority, Revenue	2.81	7/1/19	4,800,000		4,892,496
California,, GO (Various Purpose)	5.95	4/1/16	3,255,000		3,270,949
Florida Hurricane Catastrophe Fund Finance Corporation, Revenue Bonds	3.00	7/1/20	11,000,000		11,359,810
Massachusetts, GO (Build America Bonds)	4.20	12/1/21	9,625,000		10,645,154
New Jersey Economic Development Authority, School Facilities Construction Revenue	1.10	6/15/16	6,450,000		6,457,417

17

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Intermediate Bond Fund (continued)
Bonds and Notes - 98.6% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Municipal Bonds - 5.4% (continued)
Texas Public Finance Authority, Windstorm Insurance Association Premium Revenue	8.25	7/1/24	4,305,000		4,325,406
University of California Regents, General Revenue	1.80	7/1/19	5,675,000		5,736,857
		46,688,089
Telecommunications - 2.8%
AT&T, Sr. Unscd. Notes	4.45	5/15/21	6,960,000		7,450,589
British Telecommunications, Sr. Unscd. Notes	1.25	2/14/17	4,900,000		4,894,924
Verizon Communications, Sr. Unscd. Notes	5.15	9/15/23	10,515,000		11,922,874
		24,268,387
U.S. Government Agencies - 1.1%
Federal Home Loan Bank, Bonds	5.38	5/15/19	4,795,000		5,440,858
Federal National Mortgage Association, Notes	2.00	4/30/20	3,610,000	[d]	3,710,286
		9,151,144
U.S. Government Agencies/Mortgage-Backed - 1.0%
Government National Mortgage Association, Ser. 2013-17, Cl. AB	2.30	1/16/49	3,933,871		3,876,718
Federal National Mortgage Association
3.69%, 6/1/17			4,714,269	[d]	4,810,610
		8,687,328
U.S. Government Securities - 35.4%
U.S. Treasury Inflation Protected Securities, Notes	0.13	4/15/18	18,686,006	[e]	18,881,742
U.S. Treasury Inflation Protected Securities, Notes	0.13	4/15/20	8,884,093	[e]	8,970,509
U.S. Treasury Inflation Protected Securities, Notes	0.63	7/15/21	11,429,708	[e]	11,839,795
U.S. Treasury Notes	0.75	1/15/17	27,250,000	[b]	27,269,702
U.S. Treasury Notes	0.88	1/31/17	38,010,000	[b]	38,078,304
U.S. Treasury Notes	0.88	2/28/17	17,250,000	[b]	17,280,998
U.S. Treasury Notes	0.63	5/31/17	17,750,000	[b]	17,726,428
U.S. Treasury Notes	0.63	6/30/17	5,465,000		5,456,890
U.S. Treasury Notes	1.88	8/31/17	20,610,000		20,949,735
U.S. Treasury Notes	0.63	9/30/17	30,830,000	[b]	30,759,553
U.S. Treasury Notes	0.75	10/31/17	40,550,000		40,529,401
U.S. Treasury Notes	2.63	1/31/18	43,070,000		44,569,051
U.S. Treasury Notes	2.00	11/30/20	5,955,000		6,160,632
U.S. Treasury Notes	2.00	7/31/22	2,045,000		2,110,025
U.S. Treasury Notes	2.25	11/15/24	13,325,000	[b]	13,924,891
		304,507,656
Utilities - .8%
Duke Energy Carolinas, First Mortgage Bonds	1.75	12/15/16	3,010,000		3,019,572
Hydro-Quebec, Gov't Gtd. Notes	2.00	6/30/16	3,655,000		3,670,055
		6,689,627
Total Bonds and Notes (cost $840,503,873)					848,642,664
Other Investment - .9%			Shares		Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred Plus Money Market Fund (cost $7,772,160)			7,772,160	[f]	7,772,160

18

BNY Mellon Intermediate Bond Fund (continued)
Investment of Cash Collateral for Securities Loaned - 1.2%	Shares		Value ($)
Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund (cost $10,222,660)	10,222,660	[f]	10,222,660
Total Investments (cost $858,498,693)	100.7%		866,637,484
Liabilities, Less Cash and Receivables	(0.7%)		(6,376,049)
Net Assets	100.0%		860,261,435

GO—General Obligation

a Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 29, 2016, these securities were valued at $15,173,795 or 1.76% of net assets.

b Security, or portion thereof, on loan. At February 29, 2016, the value of the fund’s securities on loan was $143,582,251 and the value of the collateral held by the fund was $147,436,380, consisting of cash collateral of $10,222,660 and U.S. Government & Agency securities valued at $137,213,720.

c Variable rate security—interest rate subject to periodic change.

d The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

e Principal amount for accrual purposes is periodically adjusted based on changes in the Consumer Price Index.

f Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †	Value (%)
Corporate Bonds	51.6
U.S. Government Securities	35.4
Municipal Bonds	5.4
Foreign/Governmental	2.2
Money Market Investments	2.1
U.S. Government Agencies/Mortgage-Backed	2.1
Asset-Backed	1.4
Commercial Mortgage-Backed	.5
100.7

† Based on net assets.

See notes to financial statements.

19

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Corporate Bond Fund
Bonds and Notes - 98.1%	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Consumer Discretionary - 15.6%
21st Century Fox America, Gtd. Notes	3.00	9/15/22	4,250,000		4,271,934
Borgwarner, Sr. Unscd. Notes	4.63	9/15/20	3,000,000		3,243,492
Brinker International, Sr. Scd. Notes	3.88	5/15/23	4,500,000		4,418,676
CCO Safari II, Sr. Scd. Notes	4.91	7/23/25	5,000,000	[a]	5,137,035
CVS Health, Sr. Unscd. Bonds	2.25	8/12/19	2,000,000		2,019,186
D.R. Horton, Gtd. Notes	4.00	2/15/20	5,000,000		5,112,500
Daimler Finance, Gtd. Notes	2.25	7/31/19	4,000,000	[a]	3,967,504
Ford Motor Credit, Sr. Unscd. Bonds	4.39	1/8/26	3,000,000		3,066,816
Ford Motor Credit, Sr. Unscd. Notes	4.25	2/3/17	3,500,000		3,570,315
General Motors Financial, Gtd. Notes	4.75	8/15/17	2,000,000		2,050,264
General Motors Financial, Gtd. Notes	4.00	1/15/25	2,000,000		1,856,040
Grupo Televisa, Sr. Unscd. Notes	6.00	5/15/18	5,982,000		6,437,416
Grupo Televisa, Sr. Unscd. Notes	4.63	1/30/26	1,000,000		1,018,035
Harley-Davidson Financial Services, Gtd. Notes	2.15	2/26/20	5,000,000	[a,b]	4,961,600
Hasbro, Sr. Unscd. Notes	3.15	5/15/21	6,000,000		6,093,552
Kia Motors, Sr. Unscd. Notes	3.63	6/14/16	6,800,000	[a]	6,840,650
Kohl's, Sr. Unscd. Notes	4.25	7/17/25	4,000,000		3,851,636
Macy's Retail Holdings, Gtd. Notes	3.45	1/15/21	4,750,000		4,765,352
Marriott International, Sr. Unscd. Notes	2.88	3/1/21	3,000,000		3,008,802
NBCUniversal Media, Gtd. Notes	4.38	4/1/21	5,000,000		5,521,460
NVR, Sr. Unscd. Notes	3.95	9/15/22	7,000,000		7,051,695
Scripps Networks Interactive, Sr. Unscd. Notes	2.80	6/15/20	5,500,000		5,389,719
Sky, Gtd. Notes	2.63	9/16/19	4,000,000	[a]	4,018,052
Thomson Reuters, Gtd. Notes	4.70	10/15/19	5,750,000		6,198,960
Time Warner, Gtd. Notes	4.00	1/15/22	5,000,000		5,181,160
Volkswagen Group of America Finance, Gtd. Notes	2.13	5/23/19	5,000,000	[a]	4,831,770
Wyndham Worldwide, Sr. Unscd. Notes	5.10	10/1/25	3,000,000		3,065,004
		116,948,625
Consumer Staples - 3.8%
Anheuser-Busch InBev Finance, Gtd. Notes	3.65	2/1/26	7,000,000		7,234,346
Flowers Foods, Sr. Unscd. Notes	4.38	4/1/22	5,850,000		6,245,524
Grupo Bimbo, Gtd. Notes	3.88	6/27/24	3,000,000	[a]	2,952,096
Jb Y Co., Gtd. Notes	3.75	5/13/25	6,000,000	[a]	5,864,424
Kroger, Sr. Unscd. Notes	3.50	2/1/26	3,000,000		3,102,543
Newell Rubbermaid, Sr. Unscd. Notes	2.15	10/15/18	1,000,000		988,977

20

BNY Mellon Corporate Bond Fund (continued)
Bonds and Notes - 98.1% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Consumer Staples - 3.8% (continued)
Whole Foods Market, Sr. Unscd. Notes	5.20	12/3/25	2,000,000	[a]	2,005,498
		28,393,408
Energy - 3.9%
Continental Resources, Gtd. Notes	5.00	9/15/22	4,550,000		3,459,138
Ensco, Sr. Unscd. Notes	4.50	10/1/24	2,000,000		1,004,700
Marathon Oil, Sr. Unscd. Notes	2.80	11/1/22	5,000,000		3,281,615
Petrobras Global Finance, Gtd. Notes	5.38	1/27/21	7,500,000		5,643,750
Pioneer Natural Resources, Sr. Unscd. Notes	3.95	7/15/22	5,000,000		4,752,315
Regency Energy Partners, Gtd. Notes	5.88	3/1/22	2,500,000		2,199,558
Rowan Companies, Gtd. Notes	7.88	8/1/19	3,000,000		2,426,388
Southwestern Energy, Sr. Unscd. Notes	4.05	1/23/20	3,000,000	[c]	1,957,500
Sunoco Logistics Partners Operations, Gtd. Notes	3.45	1/15/23	3,000,000		2,460,270
Sunoco Logistics Partners Operations, Gtd. Notes	4.25	4/1/24	2,250,000		1,883,714
		29,068,948
Financials - 30.2%
AerCap Aviation Solutions, Gtd. Notes	6.38	5/30/17	7,845,000		8,119,575
Apollo Management Holdings, Gtd. Notes	4.00	5/30/24	7,000,000	[a]	7,178,864
Assured Guaranty U.S. Holdings, Gtd. Notes	5.00	7/1/24	7,000,000		7,388,591
BAC Capital Trust, Gtd. Notes	4.00	9/29/49	3,000,000	[c]	2,103,750
Bank of America, Sub. Notes	5.49	3/15/19	2,000,000		2,183,788
Bank of America, Sub. Notes	4.20	8/26/24	5,000,000		5,013,750
Barclays Bank, Sub. Notes	6.05	12/4/17	6,500,000	[a]	6,886,782
BBVA Bancomer, Sr. Unscd. Notes	4.38	4/10/24	4,000,000	[a]	3,990,000
Blackstone Holdings Finance, Gtd. Notes	6.63	8/15/19	2,000,000	[a]	2,280,884
Blackstone Holdings Finance, Gtd. Notes	4.75	2/15/23	3,000,000	[a]	3,266,079
Boston Properties, Sr. Unscd. Notes	3.70	11/15/18	5,000,000		5,183,720
Brixmor Operating Partnership, Sr. Unscd. Notes	3.88	8/15/22	1,470,000		1,368,523
Carlyle Holdings Finance, Gtd. Notes	3.88	2/1/23	5,921,000	[a]	6,057,142
CBRE Services, Gtd. Notes	4.88	3/1/26	5,000,000		5,050,795
Citigroup, Jr. Sub. Debs., Ser. Q	5.95	12/29/49	5,000,000	[c]	4,704,380
Citigroup, Sub. Notes	3.50	5/15/23	4,000,000		3,933,820
Citizens Financial Group, Sub. Notes	4.15	9/28/22	6,000,000	[a]	6,152,010
Credit Suisse Group Funding Guernsey, Gtd. Notes	3.75	3/26/25	7,000,000		6,624,016
CubeSmart, Gtd. Notes	4.80	7/15/22	6,595,000		7,157,151
DDR, Sr. Unscd. Notes	3.50	1/15/21	4,500,000		4,556,853
Essex Portfolio, Gtd. Notes	3.25	5/1/23	2,500,000		2,474,018
First Industrial, Sr. Unscd. Notes	5.95	5/15/17	1,500,000		1,566,930

21

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Corporate Bond Fund (continued)
Bonds and Notes - 98.1% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Financials - 30.2% (continued)
Five Corners Funding Trust, Sr. Unscd. Bonds	4.42	11/15/23	6,000,000	[a]	6,219,288
Goldman Sachs Group, Sr. Unscd. Notes	6.15	4/1/18	4,000,000		4,313,484
HSBC Finance, Sub. Notes	6.68	1/15/21	6,000,000		6,682,674
Jefferies Group, Sr. Unscd. Notes	6.88	4/15/21	2,000,000		2,242,534
JPMorgan Chase & Co., Sub. Notes	3.38	5/1/23	1,000,000		988,484
Kilroy Realty, Gtd. Notes	4.38	10/1/25	5,000,000		5,210,695
Kimco Realty, Sr. Unscd. Notes	3.40	11/1/22	2,130,000		2,156,802
Lexington Realty Trust, Gtd. Notes	4.40	6/15/24	2,500,000		2,531,695
Liberty Property, Sr. Unscd. Notes	6.63	10/1/17	4,200,000		4,471,278
Moody's, Sr. Unscd. Notes	2.75	7/15/19	2,000,000		2,039,828
Moody's, Sr. Unscd. Notes	4.50	9/1/22	5,000,000		5,392,695
Morgan Stanley, Sub. Notes	4.88	11/1/22	7,000,000		7,406,574
National Retail Properties, Sr. Unscd. Notes	3.90	6/15/24	4,000,000		4,065,796
Nomura Holdings, Sr. Unscd. Bonds	2.00	9/13/16	2,000,000		2,005,554
NYSE Holdings, Gtd. Notes	2.00	10/5/17	3,000,000		3,028,017
Prologis, Gtd. Notes	2.75	2/15/19	3,000,000		3,052,647
Rabobank, Bank Gtd. Notes	4.38	8/4/25	5,000,000		5,035,845
Realty Income, Sr. Unscd. Notes	4.65	8/1/23	3,000,000		3,171,183
Retail Opportunity Investments Partnership, Gtd. Notes	5.00	12/15/23	3,500,000		3,633,224
Retail Opportunity Investments Partnership, Gtd. Notes	4.00	12/15/24	3,000,000		2,910,366
Royal Bank of Canada, Sub. Notes	4.65	1/27/26	5,500,000		5,517,413
Royal Bank of Scotland Group, Sub. Bonds	5.13	5/28/24	5,000,000		4,803,280
Santander Issuances, Gtd. Notes	5.91	6/20/16	5,750,000	[a]	5,809,662
Societe Generale, Sub. Notes	4.75	11/24/25	7,000,000	[a]	6,652,436
Stifel Financial, Sr. Unscd. Bonds	4.25	7/18/24	7,000,000		6,971,104
TIAA Asset Management Finance, Sr. Unscd. Notes	2.95	11/1/19	5,000,000	[a]	5,029,110
Volkswagen International Finance, Gtd. Notes	1.60	11/20/17	2,000,000	[a]	1,960,082
WEA Finance, Gtd. Notes	1.75	9/15/17	2,000,000	[a]	1,986,072
Weingarten Realty Investors, Sr. Unscd. Notes	3.50	4/15/23	3,000,000		2,967,315
Westpac Banking, Sub. Bonds	4.63	6/1/18	4,750,000		4,979,173
		226,475,731
Foreign/Governmental - 3.7%
Bermudian Government, Sr. Unscd. Notes	5.60	7/20/20	6,102,000	[a]	6,718,302
Commonwealth of Bahamas, Sr. Unscd. Notes	5.75	1/16/24	4,000,000	[a]	4,100,000
North American Development Bank, Sr. Unscd. Notes	2.30	10/10/18	3,000,000		3,072,576
Petroleos Mexicanos, Gtd. Notes	2.64	7/18/18	5,000,000	[c]	4,825,000

22

BNY Mellon Corporate Bond Fund (continued)
Bonds and Notes - 98.1% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Foreign/Governmental - 3.7% (continued)
Petroleos Mexicanos, Gtd. Notes	5.50	1/21/21	3,000,000		3,036,900
Spanish Government, Sr. Unscd. Notes	4.00	3/6/18	6,000,000	[a]	6,280,332
		28,033,110
Health Care - 3.8%
AbbVie, Sr. Unscd. Notes	1.80	5/14/18	3,000,000		2,993,151
AbbVie, Sr. Unscd. Notes	3.60	5/14/25	5,000,000		5,114,305
Aetna, Sr. Unscd. Notes	2.20	3/15/19	4,000,000		4,030,876
Amgen, Sr. Unscd. Notes	3.88	11/15/21	3,500,000		3,744,485
Dignity Health, Unscd. Notes	3.13	11/1/22	5,000,000		5,118,245
Teva Pharmaceutical Finance IV, Gtd. Notes	2.25	3/18/20	4,500,000		4,447,917
Unitedhealth Group, Sr. Unscd. Notes	3.35	7/15/22	3,000,000		3,138,888
		28,587,867
Industrials - 6.2%
Air Canada, Notes	3.60	9/15/28	3,000,000	[a]	2,868,750
American Airlines, Bonds	3.38	11/1/28	4,409,013		4,282,254
Delta Air Lines, Bonds	3.63	1/30/29	980,193		982,938
GATX, Sr. Unscd. Notes	4.75	6/15/22	3,000,000		3,237,102
GATX, Sr. Unscd. Notes	3.25	3/30/25	4,000,000		3,725,140
General Electric, Jr. Sub. Debs., Ser. D	5.00	12/29/49	6,838,000	[c]	6,949,117
Lender Processing Services, Gtd. Notes	5.75	4/15/23	1,556,000		1,614,350
Lockheed Martin, Sr. Unscd. Notes	3.10	1/15/23	2,000,000	[b]	2,056,136
Pentair Finance, Gtd. Notes	2.65	12/1/19	4,500,000		4,400,010
Rolls-Royce, Gtd. Bonds	3.63	10/14/25	3,000,000	[a]	3,052,335
Roper Technologies, Sr. Unscd. Notes	3.00	12/15/20	3,000,000		3,034,023
Tyco Electronics Group, Gtd. Notes	3.70	2/15/26	2,000,000		2,047,068
Union Pacific, Sr. Unscd. Notes	2.25	2/15/19	4,000,000		4,072,156
Waste Management, Gtd. Notes	4.75	6/30/20	3,853,000		4,240,034
		46,561,413
Information Technology - 13.1%
Adobe Systems, Sr. Unscd. Notes	4.75	2/1/20	6,000,000		6,572,430
Arrow Electronics, Sr. Unscd. Notes	3.00	3/1/18	3,500,000		3,516,888
Arrow Electronics, Sr. Unscd. Notes	5.13	3/1/21	3,000,000		3,217,815
Arrow Electronics, Sr. Unscd. Notes	4.00	4/1/25	2,000,000		1,994,092
Avnet, Sr. Unscd. Notes	4.88	12/1/22	6,000,000		6,234,894
Broadridge Financial Solutions, Sr. Unscd. Notes	3.95	9/1/20	5,850,000		6,203,065
CA, Sr. Unscd. Notes	2.88	8/15/18	3,750,000		3,794,014
CA, Sr. Unscd. Notes	3.60	8/1/20	5,000,000		5,142,655
Cadence Design Systems, Sr. Unscd. Notes	4.38	10/15/24	5,000,000		5,133,645

23

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Corporate Bond Fund (continued)
Bonds and Notes - 98.1% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Information Technology - 13.1% (continued)
eBay, Sr. Unscd. Notes	2.60	7/15/22	2,000,000		1,870,432
Electronic Arts, Sr. Unscd. Notes	3.70	3/1/21	5,000,000		5,067,975
Fidelity National Information Services, Gtd. Notes	5.00	3/15/22	4,000,000		4,135,224
Fidelity National Information Services, Gtd. Notes	3.50	4/15/23	2,000,000		1,902,562
Fiserv, Gtd. Notes	3.50	10/1/22	7,000,000		7,150,969
Flextronics International, Gtd. Notes	4.75	6/15/25	7,550,000		7,304,625
Jabil Circuit, Sr. Unscd. Bonds	5.63	12/15/20	4,737,000		4,920,559
Lam Research, Sr. Unscd. Notes	3.80	3/15/25	8,000,000		7,799,632
Maxim Integrated Products, Sr. Unscd. Notes	2.50	11/15/18	5,000,000		5,015,275
Seagate HDD Cayman, Gtd. Bonds	4.75	1/1/25	6,000,000		4,604,988
Total System Services, Sr. Unscd. Notes	2.38	6/1/18	6,500,000		6,416,761
		97,998,500
Materials - 5.5%
Alcoa, Sr. Unscd. Notes	5.13	10/1/24	2,500,000	[b]	2,271,875
Allegheny Technologies, Sr. Unscd. Notes	7.63	8/15/23	6,385,000	[c]	4,437,575
Anglo American Capital, Gtd. Notes	1.57	4/15/16	3,000,000	[a,c]	2,956,692
CRH America, Gtd. Notes	3.88	5/18/25	3,000,000	[a]	3,049,131
Dow Chemical, Sr. Unscd. Notes	4.13	11/15/21	5,500,000		5,817,207
Eastman Chemical, Sr. Unscd. Notes	3.60	8/15/22	4,000,000		3,979,984
Freeport-McMoran, Gtd. Notes	4.00	11/14/21	4,000,000		2,740,000
Georgia-Pacific, Sr. Unscd. Notes	3.16	11/15/21	7,000,000	[a]	7,054,418
Glencore Funding, Gtd. Notes	2.13	4/16/18	5,000,000	[a,b]	4,580,435
Glencore Funding, Gtd. Notes	4.63	4/29/24	3,000,000	[a]	2,288,100
Valmont Industries, Gtd. Notes	6.63	4/20/20	1,667,000		1,875,368
		41,050,785
Municipal Bonds - 6.0%
California Earthquake Authority, Revenue	2.81	7/1/19	7,500,000		7,644,525
Florida Hurricane Catastrophe Fund Finance Corporation, Revenue Bonds	3.00	7/1/20	6,500,000		6,712,615
Illinois, GO	6.20	7/1/21	1,100,000		1,201,915
Kentucky Public Transportation Infrastructure Authority, Subordinate Toll Revenue, BAN (Downtown Crossing Project)	3.22	7/1/17	2,500,000		2,547,150
Las Vegas Valley Water District, GO (Build America Bonds)	7.10	6/1/39	5,000,000		5,765,600
New Jersey Transportation Trust Fund Authority, (Transportation System)	1.76	12/15/18	5,000,000		4,903,400
Oakland Unified School District, GO (Build America Bonds)	9.50	8/1/34	2,500,000		2,994,000
Texas Public Finance Authority, Windstorm Insurance Association Premium Revenue	8.25	7/1/24	7,500,000		7,535,550
West Contra Costa Unified School District, GO (Build America Bonds)	8.46	8/1/34	5,000,000		6,011,300
		45,316,055

24

BNY Mellon Corporate Bond Fund (continued)
Bonds and Notes - 98.1% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Telecommunications - 4.4%
America Movil, Gtd. Notes	5.00	3/30/20	3,980,000		4,364,969
AT&T , Sr. Unscd. Bonds	3.60	2/17/23	7,000,000		7,132,846
CenturyLink, Sr. Unscd. Notes, Ser. T	5.80	3/15/22	3,000,000		2,925,000
Telefonica Emisiones, Gtd. Notes	4.57	4/27/23	6,500,000		6,915,571
Telefonos de Mexico, Gtd. Notes	5.50	11/15/19	3,000,000		3,316,926
Verizon Communications, Sr. Unscd. Notes	5.15	9/15/23	7,000,000		7,937,244
		32,592,556
Utilities - 1.9%
Black Hills, Sr. Unscd. Notes	4.25	11/30/23	5,000,000		5,359,305
CMS Energy, Sr. Unscd. Notes	5.05	3/15/22	1,500,000		1,662,018
NextEra Energy Capital Holdings, Gtd. Debs.	2.70	9/15/19	3,000,000		3,014,202
PPL Capital Funding, Gtd. Notes	1.90	6/1/18	2,000,000		1,997,024
PPL Capital Funding, Gtd. Notes	3.95	3/15/24	2,000,000		2,103,130
		14,135,679
Total Bonds and Notes (cost $741,130,945)					735,162,677
Other Investment - .9%			Shares		Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred Plus Money Market Fund (cost $6,358,772)			6,358,772	[d]	6,358,772
Investment of Cash Collateral for Securities Loaned - .5%
Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund (cost $3,942,730)			3,942,730	[d]	3,942,730
Total Investments (cost $751,432,447)			99.5%		745,464,179
Cash and Receivables (Net)			0.5%		3,626,080
Net Assets			100.0%		749,090,259

BAN—Bond Anticipation Notes

GO—General Obligation

a Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 29, 2016, these securities were valued at $146,995,535 or 19.62% of net assets.

b Security, or portion thereof, on loan. At February 29, 2016, the value of the fund’s securities on loan was $3,807,155 and the value of the collateral held by the fund was $3,942,730.

c Variable rate security—interest rate subject to periodic change.

d Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †	Value (%)
Corporate Bonds	88.4
Municipal Bonds	6.0
Foreign/Governmental	3.7
Money Market Investments	1.4
99.5

† Based on net assets.

See notes to financial statements.

25

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Short-Term U.S. Government Securities Fund
Bonds and Notes - 99.2%	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Commercial Mortgage Pass-Through Ctfs. - .5%
JP Morgan Chase Commercial Mortgage Securities, Ser. 2006-LDP8, Cl. A4	5.40	5/15/45	989,913		993,211
Municipal Bonds - 4.8%
California, GO(Various Purpose)	1.25	11/1/16	1,000,000		1,003,830
California Earthquake Authority, Revenue	2.81	7/1/19	1,275,000		1,299,569
Florida Hurricane Catastrophe Fund Finance Corporation, Revenue	2.11	7/1/18	2,850,000		2,880,381
Kansas Development Finance Authority, Revenue (State of Kansas - Kansas Public Employees Retirement System)	1.88	4/15/18	1,000,000		1,007,020
University of California Regents, General Revenue	0.94	7/1/17	3,000,000	[a]	2,999,340
		9,190,140
U.S. Government Agencies - 29.7%
Federal Farm Credit Bank, Bonds	0.64	1/11/17	3,750,000		3,740,040
Federal Farm Credit Bank, Bonds	0.69	5/16/17	1,380,000		1,378,904
Federal Farm Credit Bank, Bonds	1.10	10/15/18	6,500,000		6,485,596
Federal Farm Credit Bank, Bonds	1.23	1/25/19	7,660,000		7,648,893
Federal Farm Credit Bank, Bonds	1.42	4/29/19	2,750,000		2,750,566
Federal Farm Credit Bank, Sr. Unscd. Bonds	1.29	6/14/19	3,050,000		3,039,725
Federal Home Loan Bank, Bonds	5.38	5/15/19	650,000		737,551
Federal Home Loan Mortgage Corporation, Unscd. Notes	1.00	9/8/17	3,750,000	[b]	3,750,049
Federal Home Loan Mortgage Corporation, Unscd. Notes	1.00	9/28/17	3,105,000	[b]	3,105,661
Federal Home Loan Mortgage Corporation, Unscd. Notes	0.88	10/20/17	2,000,000	[b]	1,998,306
Federal Home Loan Mortgage Corporation, Unscd. Notes	1.40	1/29/19	2,000,000	[b]	2,001,252
Federal Home Loan Mortgage Corporation, Unscd. Notes. Ser.3	1.30	2/26/19	1,825,000	[b]	1,820,598
Federal National Mortgage Association, Ser. 2010-124, Cl. AG	1.75	11/25/20	2,573,304	[b]	2,593,135
Federal National Mortgage Association, Ser. 2010-87, Cl. GA	4.00	2/25/24	3,976	[b]	3,976
Federal National Mortgage Association, Unscd. Bonds	1.27	2/26/19	1,710,000	[b]	1,710,460
Federal National Mortgage Association, Unscd. Notes	0.65	2/27/17	2,000,000	[b]	1,997,838
Federal National Mortgage Association, Unscd. Notes	1.13	4/30/18	1,090,000	[b]	1,090,089
Federal National Mortgage Association, Unscd. Notes	1.75	6/8/18	2,230,000	[b]	2,237,036
Federal National Mortgage Association, Unscd. Notes	1.25	2/26/19	1,810,000	[b]	1,805,949
Federal National Mortgage Association, Unscd. Notes	1.50	10/23/19	4,400,000	[b]	4,401,091
Federal National Mortgage Association, Unscd. Notes. Ser.1	1.00	4/30/18	3,310,000	[b]	3,307,739
		57,604,454

26

BNY Mellon Short-Term U.S. Government Securities Fund (continued)
Bonds and Notes - 99.2% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
U.S. Government Agencies/Mortgage-Backed - 32.4%
Federal Home Loan Mortgage Corporation:
REMIC, Ser. 3846, Cl. CK, 1.50%, 9/15/20			604,265	[b]	605,427
2.00%, 5/1/23			1,209,187	[b]	1,246,731
REMIC, Ser. 4079, Cl. WA, 2.00%, 8/15/40			2,977,012	b	2,994,333
2.50%, 8/1/25			1,860,871	b	1,918,019
REMIC, Ser. 2663, Cl. BC, 4.00%, 8/15/18			2,404,056	[b]	2,458,273
4.50%, 12/1/19-9/1/26			4,587,552	[b]	4,781,928
REMIC, Ser. 3578, Cl. AM, 4.50%, 9/15/16			11,520	[b]	11,520
REMIC, Ser. 2495, Cl. UC, 5.00%, 7/15/32			5,632	[b]	5,740
Federal National Mortgage Association:
2.00%, 12/1/22-5/1/25			8,829,015	[b]	9,089,591
REMIC, Ser. 2010-13, Cl. KA, 2.00%, 12/25/18			716,673	[b]	721,954
2.50%, 3/1/22-5/1/25			8,367,007	[b]	8,634,734
REMIC, Ser. 2011-23, Cl. AB, 2.75%, 6/25/20			1,638,708	[b]	1,660,010
REMIC, Ser. 2009-111, Cl. JB, 3.00%, 6/25/22			1,945,635	[b]	1,992,297
3.63%, 7/1/18			876,587	[b]	927,163
4.50%, 11/1/22			3,742,888	[b]	3,939,300
REMIC, Ser. 2003-67, Cl. TJ, 4.75%, 7/25/18			394,423	[b]	405,939
5.00%, 2/1/22			1,396,626	[b]	1,451,240
REMIC, Ser. 2004-53, Cl. P, 5.50%, 7/25/33			63,350	[b]	63,666
Government National Mortgage Association I:
Ser. 2013-101, Cl. A, 0.51%, 5/16/35			3,581,309		3,520,295
Ser. 2013-73, Cl. A, 0.98%, 12/16/35			4,261,690		4,199,996
Ser. 2012-22, Cl. AB, 1.66%, 3/16/33			192,919		193,019
Ser. 2012-55, Cl. A, 1.70%, 8/16/33			3,544,029		3,553,709
Ser. 2013-105, Cl. A, 1.71%, 2/16/37			3,620,479		3,595,337
Ser. 2011-20, Cl. A, 1.88%, 4/16/32			1,555,994		1,556,678
Ser. 2011-49, Cl. A, 2.45%, 7/16/38			2,609,325		2,640,586
Ser. 2005-76, Cl. B, 4.89%, 10/16/38			195,674	[a]	195,617
Ser. 2003-48, Cl. C, 4.89%, 7/16/34			418,405		425,239
Government National Mortgage Association II
Ser. 2010-101, Cl. NC, 2.50%, 11/20/36			46,536		46,758
		62,835,099
U.S. Government Securities - 31.8%
U.S. Treasury Notes	1.88	10/31/17	3,250,000		3,308,081
U.S. Treasury Notes	0.88	11/15/17	6,490,000		6,499,884
U.S. Treasury Notes	0.88	11/30/17	6,000,000		6,009,846
U.S. Treasury Notes	1.00	12/15/17	6,500,000	[c]	6,524,758
U.S. Treasury Notes	0.88	1/15/18	6,250,000		6,259,275
U.S. Treasury Notes	1.00	2/15/18	6,000,000		6,024,726
U.S. Treasury Notes	1.00	5/15/18	8,250,000		8,281,746
U.S. Treasury Notes	1.13	6/15/18	6,000,000		6,041,838
U.S. Treasury Notes	1.38	7/31/18	5,750,000	[c]	5,826,929
U.S. Treasury Notes	1.00	8/15/18	5,500,000		5,521,697
U.S. Treasury Notes	1.13	1/15/19	1,250,000		1,257,910
		61,556,690
Total Bonds and Notes (cost $192,299,534)					192,179,594
Other Investment - 1.8%			Shares		Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred Plus Money Market Fund (cost $3,423,089)			3,423,089	[d]	3,423,089
Total Investments (cost $195,722,623)			101.0%		195,602,683
Liabilities, Less Cash and Receivables			(1.0%)		(1,879,144)
Net Assets			100.0%		193,723,539

GO—General Obligation

REMIC—Real Estate Mortgage Investment Conduits

a Variable rate security—interest rate subject to periodic change.

b The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

c Security, or portion thereof, on loan. At February 29, 2016, the value of the fund’s securities on loan was $12,351,688 and the value of the collateral held by the fund was $12,620,857, consisting of U.S. Government & Agency securities.

d Investment in affiliated money market mutual fund.

27

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Portfolio Summary (Unaudited) †	Value (%)
U.S. Government Agencies/Mortgage-Backed	62.1
U.S. Government Securities	31.8
Municipal Bonds	4.8
Money Market Investment	1.8
Commercial Mortgage-Backed	.5
101.0

† Based on net assets.

See notes to financial statements.

28

STATEMENT OF ASSETS AND LIABILITIES
February 29, 2016 (Unaudited)

	BNY Mellon Bond Fund	BNY Mellon Intermediate Bond Fund	BNY Mellon Corporate Bond Fund	BNY Mellon Short-Term U.S. Government Securities Fund
Assets ($):
Investments in securities—See Statement of Investments† (including securities on loan) ††—Note 1(b): Unaffiliated issuers	997,375,699	848,642,664	735,162,677	192,179,594
Affiliated issuers	22,266,720	17,994,820	10,301,502	3,423,089
Receivable for investment securities sold	8,259,876	-	-	-
Dividends, interest and securities lending income receivable	6,317,815	5,137,571	7,881,289	452,918
Receivable for shares of Beneficial Interest subscribed	127,516	116,152	659,651	7,913
Prepaid expenses	25,433	23,513	38,741	18,847
	1,034,373,059	871,914,720	754,043,860	196,082,361
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)	375,518	323,168	280,405	71,976
Due to Administrator—Note 3(a)	100,906	86,669	74,932	20,120
Cash overdraft due to Custodian	1,270,218	877,951	536,782	113,179
Payable for investment securities purchased	28,430,889	-	-	1,710,060
Liability for securities on loan—Note 1(b)	320,250	10,222,660	3,942,730	-
Payable for shares of Beneficial Interest redeemed	224,851	93,763	83,300	418,506
Accrued expenses	45,614	49,074	35,452	24,981
	30,768,246	11,653,285	4,953,601	2,358,822
Net Assets ($)	1,003,604,813	860,261,435	749,090,259	193,723,539
Composition of Net Assets ($):
Paid-in capital	988,755,742	863,779,739	770,774,136	205,028,029
Accumulated distribution in excess of investment income—net	(1,820,309)	(1,697,003)	(1,589,229)	(766,545)
Accumulated net realized gain (loss) on investments	(2,798,867)	(9,960,092)	(14,126,380)	(10,418,005)
Accumulated net unrealized appreciation (depreciation) on investments	19,468,247	8,138,791	(5,968,268)	(119,940)
Net Assets ($)	1,003,604,813	860,261,435	749,090,259	193,723,539
Net Asset Value Per Share
Class M
Net Assets ($)	994,564,374	853,561,028	747,523,469	192,139,639
Shares Outstanding	77,729,514	67,946,156	59,959,523	16,227,749
Net Asset Value Per Share ($)	12.80	12.56	12.47	11.84
Investor Shares
Net Assets ($)	9,040,439	6,700,407	1,566,790	1,583,900
Shares Outstanding	708,164	533,146	125,788	133,962
Net Asset Value Per Share ($)	12.77	12.57	12.46	11.82
† Investments at cost ($)
Unaffiliated issuers	977,907,452	840,503,873	741,130,945	192,299,534
Affiliated issuers	22,266,720	17,994,820	10,301,502	3,423,089
†† Value of securities on loan ($)	36,488,103	143,852,251	3,807,155	12,351,688

See notes to financial statements.

29

STATEMENT OF OPERATIONS

Six Months Ended February 29, 2016 (Unaudited)

	BNY Mellon Bond Fund	BNY Mellon Intermediate Bond Fund	BNY Mellon Corporate Bond Fund	BNY Mellon Short-Term U.S. Government Securities Fund
Investment Income ($):
Income:
Interest	14,511,793	8,933,717	13,864,684	761,557
Income from securities lending—Note 1(b)	24,311	38,968	34,638	3,076
Dividends from affiliated issuers	8,506	6,908	6,359	3,562
Total Income	14,544,610	8,979,593	13,905,681	768,195
Expenses:
Investment advisory fee—Note 3(a)	2,010,256	1,739,765	1,538,036	352,083
Administration fee—Note 3(a)	630,149	545,347	482,064	126,131
Custodian fees—Note 3(b)	36,970	32,080	30,168	7,460
Trustees’ fees and expenses—Note 3(c)	34,606	26,434	27,012	5,779
Professional fees	29,500	29,196	28,174	22,848
Registration fees	15,427	14,646	17,131	14,595
Loan commitment fees—Note 2	10,358	8,018	6,216	1,861
Shareholder servicing costs—Note 3(b)	9,986	8,758	6,207	1,973
Prospectus and shareholders’ reports	4,914	8,453	4,889	3,611
Miscellaneous	26,250	23,088	26,021	19,491
Total Expenses	2,808,416	2,435,785	2,165,918	555,832
Less—reduction in fees due to earnings credits—Note 3(b)	(28)	(24)	(6)	(6)
Net Expenses	2,808,388	2,435,761	2,165,912	555,826
Investment Income—Net	11,736,222	6,543,832	11,739,769	212,369
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	1,504,794	(708,136)	(1,454,301)	(95,373)
Net unrealized appreciation (depreciation) on investments	5,175,666	3,171,233	(4,543,325)	883,878
Net Realized and Unrealized Gain (Loss) on Investments	6,680,460	2,463,097	(5,997,626)	788,505
Net Increase in Net Assets Resulting from Operations	18,416,682	9,006,929	5,742,143	1,000,874

See notes to financial statements.

30

STATEMENT OF CHANGES IN NET ASSETS

	BNY Mellon Bond Fund		BNY Mellon Intermediate Bond Fund
	Six Months Ended February 29, 2016	Year Ended	Six Months Ended February 29, 2016	Year Ended
	(Unaudited)	August 31, 2015	(Unaudited)	August 31, 2015
Operations ($):
Investment income—net	11,736,222	23,041,042	6,543,832	13,260,272
Net realized gain (loss) on investments	1,504,794	2,893,863	(708,136)	3,433,622
Net unrealized appreciation (depreciation) on investments	5,175,666	(17,220,035)	3,171,233	(13,121,777)
Net Increase (Decrease) in Net Assets Resulting from Operations	18,416,682	8,714,870	9,006,929	3,572,117
Dividends to Shareholders from ($):
Investment income—net:
Class M	(13,722,681)	(27,414,861)	(8,483,678)	(17,067,354)
Investor Shares	(98,893)	(219,936)	(58,781)	(121,389)
Net realized gain on investments:
Class M	-	(2,408,122)	-	-
Investor Shares	-	(22,615)	-	-
Total Dividends	(13,821,574)	(30,065,534)	(8,542,459)	(17,188,743)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M	66,082,937	140,159,445	57,978,359	133,871,253
Investor Shares	3,647,359	10,156,088	3,240,692	9,630,429
Dividends reinvested:
Class M	2,338,437	5,986,027	1,774,207	3,482,582
Investor Shares	88,620	225,238	56,032	107,875
Cost of shares redeemed:
Class M	(88,800,071)	(154,767,849)	(83,970,727)	(158,778,804)
Investor Shares	(2,955,137)	(11,250,581)	(4,071,732)	(8,568,791)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	(19,597,855)	(9,491,632)	(24,993,169)	(20,255,456)
Total Increase (Decrease) In Net Assets	(15,002,747)	(30,842,296)	(24,528,699)	(33,872,082)
Net Assets ($):
Beginning of Period	1,018,607,560	1,049,449,856	884,790,134	918,662,216
End of Period	1,003,604,813	1,018,607,560	860,261,435	884,790,134
Undistributed (distributions in excess of) investment income—net	(1,820,309)	265,043	(1,697,003)	301,624
Capital Share Transactions (Shares):
Class Ma
Shares sold	5,182,700	10,824,835	4,617,070	10,545,637
Shares issued for dividends reinvested	183,317	463,209	141,297	274,672
Shares redeemed	(6,965,520)	(11,965,604)	(6,691,773)	(12,513,648)
Net Increase (Decrease) in Shares Outstanding	(1,599,503)	(677,560)	(1,933,406)	(1,693,339)
Investor Shares[a]
Shares sold	286,472	786,616	258,151	757,599
Shares issued for dividends reinvested	6,961	17,461	4,460	8,505
Shares redeemed	(232,239)	(869,871)	(324,077)	(674,628)
Net Increase (Decrease) in Shares Outstanding	61,194	(65,794)	(61,466)	91,476

a During the period ended February 29, 2016, 48,096 Class M shares representing $617,291 were exchanged for 48,218 Investor shares for BNY Mellon Bond Fund and 84,021 Class M shares representing $1,059,423 were exchanged for 83,983 Investor shares for BNY Mellon Intermediate Bond Fund.

See notes to financial statements.

31

STATEMENT OF CHANGES IN NET ASSETS (continued)

	BNY Mellon Corporate Bond Fund		BNY Mellon Short-Term U.S. Government Securities Fund
	Six Months Ended February 29, 2016	Year Ended	Six Months Ended February 29, 2016	Year Ended
	(Unaudited)	August 31, 2015	(Unaudited)	August 31, 2015
Operations ($):
Investment income—net	11,739,769	21,402,595	212,369	1,055,327
Net realized gain (loss) on investments	(1,454,301)	(1,348,407)	(95,373)	442,474
Net unrealized appreciation (depreciation) on investments	(4,543,325)	(18,122,002)	883,878	(641,369)
Net Increase (Decrease) in Net Assets Resulting from Operations	5,742,143	1,932,186	1,000,874	856,432
Dividends to Shareholders from ($):
Investment income—net:
Class M	(13,708,776)	(25,237,440)	(1,036,618)	(2,739,026)
Investor Shares	(79,065)	(159,946)	(5,968)	(15,229)
Total Dividends	(13,787,841)	(25,397,386)	(1,042,586)	(2,754,255)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M	88,615,966	222,649,831	52,264,744	79,156,646
Investor Shares	1,613,496	8,657,857	361,189	2,733,011
Dividends reinvested:
Class M	4,454,665	8,602,085	240,946	646,918
Investor Shares	19,720	40,199	5,389	14,230
Cost of shares redeemed:
Class M	(123,651,661)	(169,141,225)	(55,973,384)	(136,233,802)
Investor Shares	(5,316,368)	(4,736,335)	(358,066)	(1,956,531)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	(34,264,182)	66,072,412	(3,459,182)	(55,639,528)
Total Increase (Decrease) In Net Assets	(42,309,880)	42,607,212	(3,500,894)	(57,537,351)
Net Assets ($):
Beginning of Period	791,400,139	748,792,927	197,224,433	254,761,784
End of Period	749,090,259	791,400,139	193,723,539	197,224,433
Undistributed (distributions in excess of) investment income—net	(1,589,229)	458,843	(766,545)	63,672
Capital Share Transactions (Shares):
Class Ma
Shares sold	7,088,041	17,294,578	4,417,588	6,646,583
Shares issued for dividends reinvested	356,212	669,501	20,367	54,347
Shares redeemed	(9,917,559)	(13,175,760)	(4,732,720)	(11,436,795)
Net Increase (Decrease) in Shares Outstanding	(2,473,306)	4,788,319	(294,765)	(4,735,865)
Investor Shares[a]
Shares sold	128,811	671,094	30,515	229,553
Shares issued for dividends reinvested	1,578	3,128	456	1,198
Shares redeemed	(426,767)	(369,199)	(30,330)	(164,546)
Net Increase (Decrease) in Shares Outstanding	(296,378)	305,023	641	66,205

a During the period ended February 29, 2016, 43,274 Class M shares representing $546,349 were exchanged for 43,287 Investor shares for BNY Mellon Corporate Bond Fund and 11,693 Class M shares representing $138,653 were exchanged for 11,713 Investor shares for BNY Mellon Short-Term U.S. Government Securities Fund.

See notes to financial statements.

32

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class of each fund for the fiscal periods indicated. All information (except portfolio turnover) reflects financial results for a single fund share. Total return shows how much your investment in each fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the funds’ financial statements.

			Class M Shares
			Year Ended August 31,
BNY Mellon Bond Fund	Six Months Ended February 29, 2016 (Unaudited)		2015	2014	2013		2012	2011
Per Share Data ($):
Net asset value, beginning of period	12.74		13.00	12.89	13.71		13.38	13.36
Investment Operations:
Investment income—net [a]	.15		.29	.31	.32		.38	.39
Net realized and unrealized gain (loss) on investments	.09		(.18)	.34	(.64)		.42	.14
Total from Investment Operations	.24		.11	.65	(.32)		.80	.53
Distributions:
Dividends from investment income—net	(.18)		(.34)	(.36)	(.39)		(.44)	(.49)
Dividends from net realized gain on investments	-		(.03)	(.18)	(.11)		(.03)	(.02)
Total Distributions	(.18)		(.37)	(.54)	(.50)		(.47)	(.51)
Net asset value, end of period	12.80		12.74	13.00	12.89		13.71	13.38
Total Return (%)	1.86	[b]	.87	5.19	(2.41)		6.05	4.06
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.56	[c]	.55	.55	.55		.55	.55
Ratio of net expenses to average net assets	.56	[c]	.55	.55	.55		.55	.55
Ratio of net investment income to average net assets	2.34	[c]	2.21	2.41	2.40		2.80	2.98
Portfolio Turnover Rate	29.79	[b]	59.94	43.62	66.14	[d]	76.43	86.75	[d]
Net Assets, end of period ($ x 1,000)	994,564		1,010,387	1,040,204	1,148,032		1,326,472	1,353,593

a  Based on average shares outstanding.

b  Not annualized.

c  Annualized.

d  The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended August 31, 2013 and 2011 were 65.03% and 79.13%, respectively.

See notes to financial statements.

33

FINANCIAL HIGHLIGHTS (continued)

			Investor Shares
			Year Ended August 31,
BNY Mellon Bond Fund	Six Months Ended February 29, 2016 (Unaudited)		2015	2014	2013		2012	2011
Per Share Data ($):
Net asset value, beginning of period	12.71		12.97	12.86	13.69		13.35	13.34
Investment Operations:
Investment income—net [a]	.13		.26	.28	.29		.34	.35
Net realized and unrealized gain (loss) on investments	.09		(.18)	.34	(.65)		.43	.13
Total from Investment Operations	.22		.08	.62	(.36)		.77	.48
Distributions:
Dividends from investment income—net	(.16)		(.31)	(.33)	(.36)		(.40)	(.45)
Dividends from net realized gain on investments	-		(.03)	(.18)	(.11)		(.03)	(.02)
Total Distributions	(.16)		(.34)	(.51)	(.47)		(.43)	(.47)
Net asset value, end of period	12.77		12.71	12.97	12.86		13.69	13.35
Total Return (%)	1.73	[b]	.62	4.95	(2.74)		5.87	3.72
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.81	[c]	.80	.80	.80		.80	.80
Ratio of net expenses to average net assets	.81	[c]	.80	.80	.80		.80	.80
Ratio of net investment income to average net assets	2.09	[c]	1.95	2.16	2.16		2.55	2.73
Portfolio Turnover Rate	29.79	[b]	59.94	43.62	66.14	[d]	76.43	86.75	[d]
Net Assets, end of period ($ x 1,000)	9,040		8,221	9,246	8,387		9,240	11,083

a  Based on average shares outstanding.

b  Not annualized.

c  Annualized.

d  The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended August 31, 2013 and 2011 were 65.03% and 79.13%, respectively.

See notes to financial statements.

34

			Class M Shares
			Year Ended August 31,
BNY Mellon Intermediate Bond Fund	Six Months Ended February 29, 2016 (Unaudited)		2015	2014	2013	2012		2011
Per Share Data ($):
Net asset value, beginning of period	12.55		12.75	12.73	13.26	13.09		13.15
Investment Operations:
Investment income—net [a]	.09		.19	.21	.23	.29		.32
Net realized and unrealized gain (loss) on investments	.04		(.15)	.17	(.44)	.25		.04
Total from Investment Operations	.13		.04	.38	(.21)	.54		.36
Distributions:
Dividends from investment income—net	(.12)		(.24)	(.27)	(.30)	(.37)		(.42)
Dividends from net realized gain on investments	-		-	(.09)	(.02)	(.00)	[b]	-
Total Distributions	(.12)		(.24)	(.36)	(.32)	(.37)		(.42)
Net asset value, end of period	12.56		12.55	12.75	12.73	13.26		13.09
Total Return (%)	1.06	[c]	.39	2.87	(1.64)	4.18		2.84
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.56	[d]	.55	.55	.56	.55		.55
Ratio of net expenses to average net assets	.56	[d]	.55	.55	.56	.55		.55
Ratio of net investment income to average net assets	1.51	[d]	1.46	1.66	1.77	2.23		2.42
Portfolio Turnover Rate	14.98	[c]	50.80	42.45	44.76	39.00		45.15
Net Assets, end of period ($ x 1,000)	853,561		877,322	912,247	949,095	957,778		980,237

a  Based on average shares outstanding.

b  Amount represents less than $.01 per share.

c  Not annualized.

d  Annualized.

See notes to financial statements.

35

FINANCIAL HIGHLIGHTS (continued)

			Investor Shares
			Year Ended August 31,
BNY Mellon Intermediate Bond Fund	Six Months Ended February 29, 2016 (Unaudited)		2015	2014	2013	2012		2011
Per Share Data ($):
Net asset value, beginning of period	12.56		12.75	12.73	13.26	13.09		13.15
Investment Operations:
Investment income—net [a]	.08		.15	.18	.20	.26		.29
Net realized and unrealized gain (loss) on investments	.04		(.13)	.16	(.45)	.24		.04
Total from Investment Operations	.12		.02	.34	(.25)	.50		.33
Distributions:
Dividends from investment income—net	(.11)		(.21)	(.23)	(.26)	(.33)		(.39)
Dividends from net realized gain on investments	-		-	(.09)	(.02)	(.00)	[b]	-
Total Distributions	(.11)		(.21)	(.32)	(.28)	(.33)		(.39)
Net asset value, end of period	12.57		12.56	12.75	12.73	13.26		13.09
Total Return (%)	.94	[c]	.14	2.69	(1.91)	3.91		2.57
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.81	[d]	.80	.80	.82	.81		.80
Ratio of net expenses to average net assets	.81	[d]	.80	.80	.82	.81		.80
Ratio of net investment income to average net assets	1.26	[d]	1.21	1.40	1.51	1.98		2.18
Portfolio Turnover Rate	14.98	[c]	50.80	42.45	44.76	39.00		45.15
Net Assets, end of period ($ x 1,000)	6,700		7,468	6,415	8,397	5,012		4,260

a  Based on average shares outstanding.

b  Amount represents less than $.01 per share.

c  Not annualized.

d  Annualized.

See notes to financial statements.

36

			Class M Shares
			Year Ended August 31,
BNY Mellon Corporate Bond Fund	Six Months Ended February 29, 2016 (Unaudited)		2015	2014		2013	2012	[a]
Per Share Data ($):
Net asset value, beginning of period	12.59		12.96	12.49		12.91	12.50
Investment Operations:
Investment income—net [b]	.19		.35	.32		.30	.12
Net realized and unrealized gain (loss) on investments	(.09)		(.31)	.56		(.29)	.43
Total from Investment Operations	.10		.04	.88		.01	.55
Distributions:
Dividends from investment income—net	(.22)		(.41)	(.41)		(.39)	(.14)
Dividends from net realized gain on investments	-		-	(.00)	[c]	(.04)	-
Total Distributions	(.22)		(.41)	(.41)		(.43)	(.14)
Net asset value, end of period	12.47		12.59	12.96		12.49	12.91
Total Return (%)	.83	[d]	.31	7.21		.02	4.40	[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.56	[e]	.56	.56		.58	.70	[e]
Ratio of net expenses to average net assets	.56	[e]	.56	.56		.58	.60	[e]
Ratio of net investment income to average net assets	3.05	[e]	2.71	2.48		2.31	2.25	[e]
Portfolio Turnover Rate	16.02	[d]	34.56	33.17		36.99	34.08	[d]
Net Assets, end of period ($ x 1,000)	747,523		786,085	747,274		554,152	312,231

a  From March 2, 2012 (commencement of operations) to August 31, 2012.

b  Based on average shares outstanding.

c  Amount represents less than $.01 per share.

d  Not annualized.

e  Annualized.

See notes to financial statements.

37

FINANCIAL HIGHLIGHTS (continued)

			Investor Shares
			Year Ended August 31,
BNY Mellon Corporate Bond Fund	Six Months Ended February 29, 2016 (Unaudited)		2015	2014		2013	2012	[a]
Per Share Data ($):
Net asset value, beginning of period	12.59		12.96	12.49		12.91	12.50
Investment Operations:
Investment income—net [b]	.18		.33	.28		.26	.07
Net realized and unrealized gain (loss) on investments	(.10)		(.32)	.57		(.29)	.46
Total from Investment Operations	.08		.01	.85		(.03)	.53
Distributions:
Dividends from investment income—net	(.21)		(.38)	(.38)		(.35)	(.12)
Dividends from net realized gain on investments	-		-	(.00)	[c]	(.04)	-
Total Distributions	(.21)		(.38)	(.38)		(.39)	(.12)
Net asset value, end of period	12.46		12.59	12.96		12.49	12.91
Total Return (%)	.63	[d]	.04	6.92		(.24)	4.29	[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.81	[e]	.81	.82		.85	1.12	[e]
Ratio of net expenses to average net assets	.81	[e]	.81	.82		.85	.85	[e]
Ratio of net investment income to average net assets	2.80	[e]	2.46	2.21		2.05	1.67	[e]
Portfolio Turnover Rate	16.02	[d]	34.56	33.17		36.99	34.08	[d]
Net Assets, end of period ($ x 1,000)	1,567		5,315	1,519		575	40

a  From March 2, 2012 (commencement of operations) to August 31, 2012.

b  Based on average shares outstanding.

c  Amount represents less than $.01 per share.

d  Not annualized.

e  Annualized.

See notes to financial statements.

38

			Class M Shares
			Year Ended August 31,
BNY Mellon Short-Term U.S. Government Securities Fund	Six Months Ended February 29, 2016 (Unaudited)		2015	2014	2013	2012		2011
Per Share Data ($):
Net asset value, beginning of period	11.84		11.95	12.03	12.22	12.30		12.40
Investment Operations:
Investment income (loss)—net [a]	.01		.06	.02	(.02)	(.00)	[b]	.07
Net realized and unrealized gain (loss) on investments	.05		(.02)	.03	(.04)	.01		.02
Total from Investment Operations	.06		.04	.05	(.06)	.01		.09
Distributions:
Dividends from investment income—net	(.06)		(.15)	(.13)	(.13)	(.09)		(.19)
Net asset value, end of period	11.84		11.84	11.95	12.03	12.22		12.30
Total Return (%)	.52	[c]	.31	.44	(.49)	.07		.71
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.55	[d]	.54	.53	.53	.52		.52
Ratio of net expenses to average net assets	.55	[d]	.54	.53	.53	.52		.52
Ratio of net investment income (loss) to average net assets	.21	[d]	.47	.19	(.13)	(.00)	[e]	.56
Portfolio Turnover Rate	64.60	[c]	105.49	116.19	125.01	152.13		143.65
Net Assets, end of period ($ x 1,000)	192,140		195,648	253,961	279,192	302,756		349,975

a  Based on average shares outstanding.

b  Amount represents less than $.01 per share.

c  Not annualized.

d  Annualized.

e  Amount represents less than .01%.

See notes to financial statements.

39

FINANCIAL HIGHLIGHTS (continued)

			Investor Shares
			Year Ended August 31,
BNY Mellon Short-Term U.S. Government Securities Fund	Six Months Ended February 29, 2016 (Unaudited)		2015	2014	2013	2012	2011
Per Share Data ($):
Net asset value, beginning of period	11.82		11.93	12.01	12.21	12.29	12.40
Investment Operations:
Investment income (loss)—net [a]	(.00)	[b]	.03	(.01)	(.05)	(.04)	.04
Net realized and unrealized gain (loss) on investments	.05		(.02)	.03	(.05)	.02	.00	[b]
Total from Investment Operations	.05		.01	.02	(.10)	(.02)	.04
Distributions:
Dividends from investment income—net	(.05)		(.12)	(.10)	(.10)	(.06)	(.15)
Net asset value, end of period	11.82		11.82	11.93	12.01	12.21	12.29
Total Return (%)	.38	[c]	.07	.18	(.84)	(.15)	.34
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.80	[d]	.79	.78	.78	.78	.78
Ratio of net expenses to average net assets	.80	[d]	.79	.78	.78	.78	.78
Ratio of net investment income (loss) to average net assets	(.04)	[d]	.22	(.06)	(.40)	(.29)	.34
Portfolio Turnover Rate	64.60	[c]	105.49	116.19	125.01	152.13	143.65
Net Assets, end of period ($ x 1,000)	1,584		1,576	801	894	1,142	1,171

a  Based on average shares outstanding.

b  Amount represents less than $.01 per share.

c  Not annualized.

d  Annualized.

See notes to financial statements.

40

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

BNY Mellon Funds Trust (the “Trust”) was organized as a Massachusetts business trust that is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently consisting of twenty-five series, including the following diversified funds: BNY Mellon Bond Fund, BNY Mellon Intermediate Bond Fund, BNY Mellon Corporate Bond Fund and BNY Mellon Short-Term U.S. Government Securities Fund (each, a “fund” and collectively, the “funds”). The objectives of the funds are as follows: BNY Mellon Bond Fund, BNY Mellon Intermediate Bond Fund and BNY Mellon Corporate Bond Fund seek total return (consisting of capital appreciation and current income). BNY Mellon Short-Term U.S. Government Securities Fund seeks to provide as high a level of current income as is consistent with the preservation of capital.

BNY Mellon Fund Advisers, a division of The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as each fund’s investment adviser (the “Investment Adviser”). The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, serves as administrator for the funds pursuant to an Administration Agreement with the Trust (the “Administration Agreement”). The Bank of New York Mellon has entered into a Sub-Administration Agreement with Dreyfus pursuant to which The Bank of New York Mellon pays Dreyfus for performing certain administrative services. MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of each fund’s shares, which are sold without a sales charge.

Each fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class M and Investor. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of each fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the funds’ own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value each fund’s investments are as follows:

41

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Registered investment companies that are not traded on an exchange are valued at their net asset value and are generally categorized within Level 1 of the fair value hierarchy.

Investments in securities, excluding short-term investments (other than U.S. Treasury Bills), are valued each business day by an independent pricing service (the “Service”) approved by the Trust’s Board of Trustees (the “Board”). Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are valued as determined by the Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. These securities are generally categorized within Level 2 of the fair value hierarchy.

The Service’s procedures are reviewed by Dreyfus under the general supervision of the Board.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the funds calculate their net asset value, the funds may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

Table 1 summarizes of the inputs used as of February 29, 2016 in valuing each fund’s investments:

At February 29, 2016, there were no transfers between levels of the fair value hierarchy.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, the funds may lend securities to qualified institutions. It is the funds’ policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by Dreyfus, or U.S. Government and Agency securities. The funds are entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the funds or credit the funds with the market value of the unreturned securities and is subrogated to the funds’ rights against the borrower and the collateral. Table 2 summarizes the amount The Bank of New York Mellon earned from each fund from lending portfolio securities, pursuant to the securities lending agreement during the period ended February 29, 2016.

Effective July 1, 2015, the funds adopted new accounting guidance under Accounting Standards Update No. 2014-11, which requires expanded disclosures related to financial assets pledged in secured financing transactions (such as securities lending) and the related contractual maturity terms of these secured transactions. The type of securities loaned for which cash collateral was received, is indicated in the Statement of Investments. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis.

Table 2 —Securities Lending Agreement

BNY Mellon Bond Fund	$5,377
BNY Mellon Intermediate Bond Fund	9,552
BNY Mellon Corporate Bond Fund	7,404
BNY Mellon Short-Term U.S. Government Securities Fund	782

42

Table 1—Fair Value Measurements
	Investments in Securities
	Level 1—Unadjusted Quoted Prices		Level 2—Other Significant Observable Inputs		Level 3—Significant Unobservable Inputs
	Assets ($)	Liabilities ($)	Assets ($)	Liabilities ($)	Assets ($)	Liabilities ($)	Total
BNY Mellon Bond Fund
Asset-Backed	-	-	31,308	-	-	-	31,308
Commercial Mortgage-Backed	-	-	11,302,466	-	-	-	11,302,466
Corporate Bonds†	-	-	419,511,688	-	-	-	419,511,688
Foreign Government	-	-	20,465,390	-	-	-	20,465,390
Municipal Bonds†	-	-	75,752,522	-	-	-	75,752,522
Mutual Funds	22,266,720	-	-	-	-	-	22,266,720
U.S. Government Agencies/ Mortgage-Backed	-	-	304,194,763	-	-	-	304,194,763
U.S. Treasury	-	-	166,117,562	-	-	-	166,117,562
BNY Mellon Intermediate Bond Fund
Asset-Backed	-	-	12,269,777	-	-	-	12,269,777
Commercial Mortgage-Backed	-	-	4,598,946	-	-	-	4,598,946
Corporate Bonds†	-	-	443,925,544	-	-	-	443,925,544
Foreign Government	-	-	18,814,180	-	-	-	18,814,180
Municipal Bonds†	-	-	46,688,089	-	-	-	46,688,089
Mutual Funds	17,994,820	-	-	-	-	-	17,994,820
U.S. Government Agencies/ Mortgage-Backed	-	-	17,838,472	-	-	-	17,838,472
U.S. Treasury	-	-	304,507,656	-	-	-	304,507,656
BNY Mellon Corporate Bond Fund
Corporate Bonds†	-	-	661,813,512	-	-	-	661,813,512
Foreign Government	-	-	28,033,110	-	-	-	28,033,110
Municipal Bonds†	-	-	45,316,055	-	-	-	45,316,055
Mutual Funds	10,301,502	-	-	-	-	-	10,301,502
BNY Mellon Short-Term U.S. Government Securities Fund
Commercial Mortgage-Backed	-	-	993,211	-	-	-	993,211
Municipal Bonds†	-	-	9,190,140	-	-	-	9,190,140
Mutual Funds	3,423,089	-	-	-	-	-	3,423,089
U.S. Government Agencies/ Mortgage-Backed	-	-	120,439,553	-	-	-	120,439,553
U.S. Treasury	-	-	61,556,690	-	-	-	61,556,690

† See Statement of Investments for additional detailed categorizations.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Table 3 summarizes each fund’s investments in affiliated investment companies during the period ended February 29, 2016.

43

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Table 3—Affiliated Investment Companies
	Value 8/31/2015 ($)	Purchases ($)	Sales ($)	Value 2/29/2016 ($)	Net Assets (%)
BNY Mellon Bond Fund
Dreyfus Institutional Cash Advantage Fund	3,060,800	26,593,650	29,334,200	320,250.0
Dreyfus Institutional Preferred Plus Money Market Fund	10,758,489	111,603,295	100,415,314	21,946,470	2.2
Total	13,819,289	138,196,945	129,749,514	22,266,720	2.2
BNY Mellon Intermediate Bond Fund
Dreyfus Institutional Cash Advantage Fund	10,841,450	39,910,654	40,529,444	10,222,660	1.2
Dreyfus Institutional Preferred Plus Money Market Fund	6,979,474	96,189,816	95,397,130	7,772,160.9
Total	17,820,924	136,100,470	135,926,574	17,994,820	2.1
BNY Mellon Corporate Bond Fund
Dreyfus Institutional Cash Advantage Fund	9,934,700	46,267,116	52,259,086	3,942,730.5
Dreyfus Institutional Preferred Plus Money Market Fund	12,408,832	83,430,054	89,480,114	6,358,772.9
Total	22,343,532	129,697,170	141,739,200	10,301,502	1.4
BNY Mellon Short-Term U.S. Government Securities Fund
Dreyfus Institutional Cash Advantage Fund	-	6,351,563	6,351,563	-	-
Dreyfus Institutional Preferred Plus Money Market Fund	4,943,597	74,952,034	76,472,542	3,423,089	1.8
Total	4,943,597	81,303,597	82,824,105	3,423,089	1.8

(d) Risk: The funds invests primarily in debt securities. Failure of an issuer of the debt securities to make timely interest or principal payments, or a decline or the perception of a decline in the credit quality of a debt security, can cause the debt security’s price to fall, potentially lowering each fund’s share price. In addition, the value of debt securities may decline due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. They may also decline because of factors that affect a particular industry.

(e) Dividends to shareholders: Dividends payable to shareholders are recorded by each fund on the ex-dividend date. The funds normally declare and pay dividends from investment income-net monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but each fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers of a fund, it is the policy of each fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Federal income taxes: It is the policy of each fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, each fund is treated as a separate entity for the purpose of determining such qualification.

As of and during the period ended February 29, 2016, the funds did not have any liabilities for any uncertain tax positions. Each fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statements of Operations. During the period ended February 29, 2016, the funds did not incur any interest or penalties.

Each tax year in the three-year period ended August 31, 2015 remains subject to examination by the Internal Revenue Service and state taxing authorities.

Under the Regulated Investment Company Modernization Act of 2010 (the “2010 Act”), each fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. Furthermore, post-enactment capital loss carryovers retain their character as either short-term or long-term capital losses rather than short-term as they were under

44

previous statute. The 2010 Act requires post-enactment losses to be utilized before the utilization of losses incurred in taxable years prior to the effective date of the 2010 Act (“pre-enactment losses”). As a result of this ordering rule, pre-enactment losses may be more likely to expire unused.

Table 4 summarizes each relevant fund’s unused capital loss carryover available for federal income tax purposes to be applied against future net realized capital gains, realized subsequent to August 31, 2015.

Table 5 summarizes each fund’s tax character of distributions paid to shareholders during the fiscal year ended August 31, 2015. The tax character of current year distributions will be determined at the end of the current fiscal year.

Table 4—Capital Loss Carryover
	Expiring in fiscal year		Post-Enactment Short-Term	Post-Enactment Long-Term
	2018 ($)†	2019 ($)†	Losses($)††	Losses($)†††	Total($)
BNY Mellon Intermediate Bond Fund	-	-	3,657,577	1,428,229	5,085,806
BNY Mellon Corporate Bond Fund	-	-	2,485,122	3,170,537	5,655,659
BNY Mellon Short-Term U.S. Government Securities Fund	28,528	64,834	6,395,840	3,771,293	10,260,495

† If not applied, the carryover expire in the above fiscal years.

†† Post-enactment short-term capital losses which can be carried forward for an unlimited period.

††† Post-enactment long-term capital losses which can be carried forward for an unlimited period.

Table 5—Tax Character of Distributions Paid

	2015
	Ordinary Income ($)	Long-Term Capital Gains ($)
BNY Mellon Bond Fund	27,634,797	2,430,737
BNY Mellon Intermediate Bond Fund	17,188,743	-
BNY Mellon Corporate Bond Fund	25,397,386	-
BNY Mellon Short-Term U.S. Government Securities Fund	2,754,255	-

NOTE 2—Bank Lines of Credit:

The funds participate with other Dreyfus-managed funds in a $555 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to January 11, 2016, the unsecured credit facility with Citibank, N.A. was $480 million and prior to October 7, 2015, the unsecured credit facility with Citibank, N.A. was $430 million. In connection therewith, each fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the funds based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended February 29, 2016, the funds did not borrow under the Facilities.

NOTE 3—Investment Advisory Fee, Administration Fee and Other Transactions with Affiliates:

(a) Fees payable by the funds pursuant to the provisions of an investment advisory agreement with the Investment Adviser are payable monthly, computed on the average daily value of each fund’s net assets at the following annual rates: .40% of BNY Mellon Bond Fund, .40% of BNY Mellon Intermediate Bond Fund, .40% of BNY Mellon Corporate Bond Fund and .35% of BNY Mellon Short-Term U.S. Government Securities Fund.

Pursuant to the Administration Agreement, The Bank of New York Mellon provides or arranges for fund accounting, transfer agency and other fund administration services and receives a fee based on the total net assets of the Trust based on the following rates:

0 up to $6 billion      .15%

$6 billion up to $12 billion   .12%

In excess of $12 billion    .10%

(b) Each fund has adopted a Shareholder Services Plan with respect to their Investor shares. Each fund pays the Distributor for the provision of certain services to holders of Investor shares a fee at an annual rate of .25% of the value of the average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding a fund and providing reports and other information, and services related to the maintenance of such shareholder accounts. The Shareholder Services Plan allows the Distributor to make payments from

45

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

the shareholder services fees it collects from each fund to compensate service agents (certain banks, securities brokers or dealers and other financial institutions) with respect to these services. Table 6 summarizes the amounts Investor shares were charged during the period ended February 29, 2016, pursuant to the Shareholder Services Plan. Additional fees included in Shareholder servicing costs in the Statements of Operations primarily include fees paid for cash management charges.

Table 6 —Shareholder Services Plan Fees

BNY Mellon Bond Fund	$9,790
BNY Mellon Intermediate Bond Fund	8,587
BNY Mellon Corporate Bond Fund	6,166
BNY Mellon Short-Term U.S. Government Securities Fund Fund	1,935

The funds have arrangements with the transfer agent and the custodian whereby the funds may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the funds include net earnings credits as expense offsets in the Statements of Operations.

Each fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the funds. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. The Bank of New York Mellon pays each fund’s transfer agent fees out of the administration fee it receives from the Trust. Table 7 summarizes the amount each fund was charged during the period ended February 29, 2016 for cash management services, which is included in Shareholder servicing costs in the Statements of Operations. Cash management fees were partially offset by earnings credits, also summarized in Table 7.

Each fund compensates The Bank of New York Mellon, under a custody agreement for providing custodial services for each fund. These fees are determined based on net assets, geographic region and transaction activity. Table 8 summarizes the amount each fund was charged during the period ended February 29, 2016 pursuant to the custody agreement.

Table 8—Custody Agreement Fees

BNY Mellon Bond Fund	$36,970
BNY Mellon Intermediate Bond Fund	32,080
BNY Mellon Corporate Bond Fund	30,168
BNY Mellon Short-Term U.S. Government Securities Fund	7,460

Table 7—Cash Management Agreement Fees
	Dreyfus Transfer, Inc. Cash Management Fees ($)	Dreyfus Transfer, Inc. Earnings Credits ($)
BNY Mellon Bond Fund	124	(28)
BNY Mellon Intermediate Bond Fund	105	(24)
BNY Mellon Corporate Bond Fund	27	(6)
BNY Mellon Short-Term U.S. Government Securities Fund	29	(6)

Each fund compensates The Bank of New York Mellon under a shareholder redemptions draft processing agreement for providing certain services related to the funds’ check writing privilege. Table 9 summarizes the amount each fund was charged during the period ended February 29, 2016 for cash management services, which is included in Shareholder servicing costs in the Statements of Operations.

Table 9 —The Bank of New York Mellon Cash Management Fees

BNY Mellon Bond Fund	$45
BNY Mellon Intermediate Bond Fund	65
BNY Mellon Corporate Bond Fund	12
BNY Mellon Short-Term U.S. Government Securities Fund	8

During the period ended February 29, 2016, each fund was charged $5,294 for services performed by the Chief Compliance Officer and his staff.

46

Table 10 summarizes the components of “Due to The Dreyfus Corporation and affiliates” in the Statements of Assets and Liabilities for each fund.

(c) Each Board member also serves as a Board member of other funds within the Trust. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

Table 11 summarizes each fund’s aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities during the period ended February 29, 2016.

Table 12 summarizes gross appreciation, gross depreciation and accumulated net unrealized appreciation (depreciation) on investments for each fund at February 29, 2016.

At February 29, 2016, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statements of Investments).

Table 10—Due to The Dreyfus Corporation and Affiliates
	Investment Advisory Fees ($)	Shareholder Services Plan Fees ($)	Custodian Fees ($)	Chief Compliance Officer Fees ($)
BNY Mellon Bond Fund	319,176	1,689	50,241	4,412
BNY Mellon Intermediate Bond Fund	274,141	1,280	43,335	4,412
BNY Mellon Corporate Bond Fund	237,016	559	38,418	4,412
BNY Mellon Short-Term U.S. Government Securities Fund	55,687	303	11,574	4,412

Table 11—Purchases and Sales
	Purchases ($)	Sales ($)
BNY Mellon Bond Fund	297,582,827	309,781,927
BNY Mellon Intermediate Bond Fund	129,101,983	196,469,281
BNY Mellon Corporate Bond Fund	121,278,123	153,799,521
BNY Mellon Short-Term U.S. Government Securities Fund	127,595,646	131,334,093

Table 12—Accumulated Net Unrealized Appreciation (Depreciation)
	Gross Appreciation ($)	Gross Depreciation ($)	Net ($)
BNY Mellon Bond Fund	24,969,192	5,500,945	19,468,247
BNY Mellon Intermediate Bond Fund	12,745,099	4,606,308	8,138,791
BNY Mellon Corporate Bond Fund	12,105,201	18,073,469	(5,968,268)
BNY Mellon Short-Term U.S. Government Securities Fund	401,035	520,975	(119,940)

47

For More Information

The BNY Mellon Funds

c/o The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Investment Adviser

BNY Mellon Fund Advisers, a division of
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Administrator

The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

Sub-Administrator

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols:
BNY Mellon Bond Fund	Class M: MPBFX	Investor: MIBDX
BNY Mellon Intermediate Bond Fund	Class M: MPIBX	Investor: MIIDX
BNY Mellon Corporate Bond Fund	Class M: BYMMX	Investor: BYMIX
BNY Mellon Short-Term U.S. Government Securities Fund	Class M: MPSUX	Investor: MISTX

Telephone Wealth Management (WM) Clients, please contact your Account Officer or call 1-888-281-7350. Brokerage Clients of BNY Mellon Wealth Advisors (BNYWA), please contact your financial representative or call 1-800-830-0549, Option 2. Individual Account holders, please call Dreyfus at 1-800-DREYFUS.

Mail WM clients, write to your Account Officer, c/o The Bank of New York Mellon, One Mellon Bank Center, Pittsburgh, PA 15258

BNYMWA Brokerage Clients, write to your financial representative, P.O. Box 9012, Hicksville, NY 11802-9012

Individual Account Holders, write to: BNY Mellon Funds, P.O. Box 9879, Providence, RI 02940-8079

Each fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-DREYFUS.

© 2016 MBSC Securities Corporation	MFTSA0216-TB

The BNY Mellon Funds

BNY Mellon National Intermediate Municipal Bond Fund

BNY Mellon National Short-Term Municipal Bond Fund

BNY Mellon Pennsylvania Intermediate Municipal Bond Fund

BNY Mellon Massachusetts Intermediate Municipal Bond Fund

BNY Mellon New York Intermediate Tax-Exempt Bond Fund

BNY Mellon Municipal Opportunities Fund

SEMIANNUAL REPORT February 29, 2016

Contents

THE FUNDS

FOR MORE INFORMATION

Back Cover

The views expressed herein are current to the date of this report. These views and the composition of the funds’ portfolios are subject to change at any time based on market and other conditions.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

The Funds

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for BNY Mellon Funds Trust, covering the six-month period from September 1, 2015, through February 29, 2016. For information about how each fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

The reporting period was a time of varied and, at times, conflicting economic influences. On one hand, the U.S. economy continued to grow as domestic labor markets posted significant gains, housing markets recovered, and lower fuel prices put cash in consumers’ pockets. Indeed, these factors, along with low inflation, prompted the Federal Reserve Board in December to raise short-term interest rates for the first time in nearly a decade.

On the other hand, the global economy continued to disappoint, particularly in China and other emerging markets, when reduced industrial demand and declining currency values sparked substantial declines in commodity prices. These developments proved especially challenging for financial markets in January and early February: stocks and riskier sectors of the bond market fell sharply before later recovering a portion of their losses. In contrast, longer term U.S. government securities gained valued during the ensuing flight to quality.

While market volatility may persist over the foreseeable future until global economic sentiment improves, we recently have seen signs of stabilizing commodity prices and continued strength in the U.S. economy. Still, we expect wide differences in underlying fundamental and technical influences across various asset classes, economic sectors, and regional markets over the months ahead, suggesting that selectivity may be an important determinant of investment success. We encourage you to discuss the implications of our observations with your financial advisor.

Sincerely,

Patrick T. Crowe

President

BNY Mellon Funds Trust

March 15, 2016

3

DISCUSSION OF FUND PERFORMANCE

For the period of September 1, 2015, through February 29, 2016, as provided by John F. Flahive and Mary Collette O’Brien, Portfolio Managers

Fund and Market Performance Overview

For the six-month period ended February 29, 2016, BNY Mellon National Intermediate Municipal Bond Fund’s Class M shares produced a total return of 3.35%, and Investor shares produced a total return of 3.31%.1 In comparison, the fund’s benchmark index, the S&P Municipal Bond Investment Grade Intermediate Index (the “Index”), produced a total return of 3.80%, and the fund’s former benchmark, the S&P Municipal Bond Intermediate Index, produced a total return of 3.79% for the same period.2

Municipal bonds gained value over the reporting period amid deteriorating investor sentiment and falling long-term interest rates, which sparked robust demand for competitive levels of after-tax income from higher-quality investments. The fund modestly lagged its benchmark, as a relatively defensive duration posture offset the benefits of strong security selections.

The Fund’s Investment Approach

The fund seeks to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital. To pursue its goal, the fund normally invests at least 80% of its net assets in municipal bonds that provide income exempt from federal income tax. The fund may occasionally, including for temporary defensive purposes, invest in taxable bonds. The fund’s investments in municipal and taxable bonds must be rated investment grade at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser.3 Generally, the fund’s average effective portfolio maturity will be between 3 and 10 years, and the average effective duration of the fund’s portfolio will not exceed8 years.

Flight to Safety Supported Municipal Bonds

Like most other financial markets, the municipal bond market was influenced during the reporting period by bouts of economic uncertainty. Despite a sustained U.S. economic recovery fueled by robust job growth, persistent global economic instability and declining commodity prices made investors increasingly cautious, causing them to turn away from riskier assets, such as stocks and corporate-backed bonds, and toward high-quality fixed-income securities. Demand was especially robust for high-quality bonds with competitive income profiles, and the after-tax yields of municipal bonds generally compared favorably with those of taxable U.S. Treasury securities over the reporting period. In addition, municipal bonds proved attractive to investors due to the bonds’ lack of direct exposure to global economic instability.

Intermediate-term municipal bonds benefited from falling long-term interest rates, while returns from short-term securities were relatively constrained when the Federal Reserve Board (the “Fed”) raised short-term interest rates in December 2015 for the first time in nearly a decade. Supply-and-demand influences in the municipal bond market also generally proved favorable. Over the final months of 2015, new issuance volumes increased in response to issuers rushing to refinance existing debt before the Fed’s rate hike, but the supply of newly issued tax-exempt securities subsequently moderated. Meanwhile, investor demand remained strong and steady.

Municipal bonds were further supported by generally improving credit conditions as tax revenues recovered beyond pre-recession levels for most states, enabling them to balance their budgets and replenish reserves. Pockets of fiscal instability in Puerto Rico, Illinois, and New Jersey had little impact on the national municipal bond market during the reporting period.

Defensive Duration Posture Dampened Fund Results

The fund’s performance compared to its benchmark was undermined to a degree by a relatively short average duration, which prevented it from participating more fully in strength among longer term maturities. In particular, seasoned holdings of shorter-term, escrowed bonds did not keep pace with market averages. The fund’s performance also was hampered during the reporting period by its hedging strategy, which employed futures contracts to protect against the possibility of rising interest rates.

On the other hand, the fund achieved more positive relative results from its security selection and allocation strategies. Underweighted exposure to bonds with credit ratings at the lower end of the investment-grade spectrum bolstered the fund’s performance, as did favorable security selections among AAA-rated municipal bonds. Positions in high-quality, longer-duration general obligation bonds fared well, as did revenue bonds backed by educational institutions and housing projects.

A Conservative Investment Posture

We remain optimistic regarding the prospects for the municipal bond market as the U.S. economy continues to grow, but are aware of the risks posed by persistent global instability and political uncertainty. Therefore, as of the end of the reporting period, we have retained the fund’s relatively short average duration and focus on higher-quality municipal securities. In setting our interest-rate strategy, we also are closely monitoring the changing relationship between yields of municipal bonds and U.S. Treasury securities, and we have reduced the extent to which we are using futures contracts for hedging purposes. In our judgment, these are prudent strategies as we continue to seek competitive yields while mitigating the potential impact of heightened market volatility.

March 15, 2016

Bond funds are subject generally to interest rate, credit, liquidity, and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield, and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable.

2 SOURCE: LIPPER INC. S&P Municipal Bond Intermediate Index and BLOOMBERG L.P. S&P Municipal Bond Investment Grade Intermediate Index: These are unmanaged, market-weighted indexes designed to measure the performance of municipal bonds with a minimum maturity of 3 years and a maximum maturity of up to, but not including, 15 years, and, in the case of the S&P Municipal Bond Investment Grade Index, that are rated at least BBB- by Standard & Poor’s Ratings Services, Baa3 by Moody’s Investor’s Service, Inc., or BBB- by Fitch Ratings. Unlike a mutual fund, neither index is subject to charges, fees, and other expenses. Investors cannot invest directly in any index.

3 The fund may continue to own investment-grade bonds (at the time of purchase), which are subsequently downgraded to below investment grade.

4

For the period of September 1, 2015, through February 29, 2016, as provided by John F. Flahive and J. Christopher Nicholl, Portfolio Managers

Fund and Market Performance Overview

For the six-month period ended February 29, 2016, BNY Mellon National Short-Term Municipal Bond Fund’s Class M shares produced a total return of 0.55%, and Investor shares produced a total return of 0.43%.1 In comparison, the fund’s benchmark index, the S&P Municipal Bond Investment Grade Short Index (the “Index”), produced a total return of 0.98%, and the fund’s former benchmark, the S&P Municipal Bond Short Index, produced a total return of 0.99% for the same period.2

Municipal bonds produced positive absolute returns over the reporting period amid deteriorating investor sentiment and falling long-term interest rates, which sparked robust demand for higher quality, income-oriented investments. The fund lagged its benchmark, mainly due to a relatively defensive duration posture.

Effective September 2015, John F. Flahive and J. Christopher Nicholl became portfolio managers for the fund.

The Fund’s Investment Approach

The fund seeks to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital. To pursue its goal, the fund normally invests at least 80% of its net assets in municipal bonds that provide income exempt from federal income tax. The fund occasionally may invest in taxable bonds, including for temporary defensive purposes. The fund’s investments in municipal and taxable bonds must be rated investment grade at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser.3 Generally, the average effective portfolio maturity and the average effective portfolio duration of the fund’s portfolio will be less than three years.

Flight to Safety Supported Municipal Bonds

Like most other financial markets, the municipal bond market was influenced during the reporting period by bouts of economic uncertainty. Despite a sustained U.S. economic recovery fueled by robust job growth, persistent global economic instability and declining commodity prices made investors increasingly cautious. They turned away from riskier assets, such as stocks and high yield bonds, and toward high-quality fixed-income securities. Demand was especially robust for high-quality bonds with competitive income profiles, and the after-tax yields of municipal bonds generally compared favorably with those of U.S. Treasury securities over the reporting period. In addition, municipal bonds proved attractive to investors due to the bonds’ lack of direct exposure to global economic instability.

Short-term municipal bonds benefited from falling yields even as the Federal Reserve Board (the “Fed”) raised short-term interest rates in December 2015 for the first time in nearly a decade. The flight to safety and supply-and-demand influences in the municipal bond market together put downward pressure on yields over the reporting period. New issuance volumes increased over the final months of 2015 in response to issuers rushing to refinance existing debt before the Fed’s rate hike, but the supply of newly issued tax-exempt securities subsequently moderated amid steady investor demand.

Municipal bonds were further supported by generally improving credit conditions. Tax revenues recovered beyond pre-recession levels for most states, reducing the need for short-term borrowing. Pockets of fiscal instability in Puerto Rico, Illinois, and New Jersey had little impact on the national municipal bond market during the reporting period.

Lower-Quality Holdings Dampened Fund Results

The fund’s performance compared to its benchmark was undermined to a degree by a relatively short average duration and overweighted exposure to bonds with maturities in the one- to three-year range, which prevented it from participating more fully in strength among longer-term maturities. Fund results also were hampered by weakness among a small number of holdings from Puerto Rico and local municipalities in Illinois. Among revenue bonds, the fund experienced shortfalls among shorter-term securities backed by transportation infrastructure, educational institutions, and water-and-sewer facilities. The fund’s relative performance also was mildly undermined by the fund’s hedging strategy, which employed futures contracts to protect against the possibility of unexpected changes in interest rates.

On the other hand, the fund achieved more positive relative results from its holdings of escrowed bonds and longer-term general obligation and revenue bonds.

A Conservative Investment Posture

We remain optimistic regarding the prospects for the municipal bond market as the U.S. economy continues to grow, but are also aware of the risks posed by persistent global instability, political uncertainty, and the likelihood of further rate hikes by the Fed. Therefore, as of the end of the reporting period, we have retained the fund’s relatively short average duration, and we have continued to focus on higher-quality municipal securities. In setting our interest-rate strategy, we also are closely monitoring the changing relationship between yields of municipal bonds and U.S. Treasury securities, and we have reduced the extent to which we are using futures contracts for hedging purposes. In our judgment, these are prudent strategies as we continue to seek competitive yields while mitigating the potential impact of heightened market volatility.

March 15, 2016

Bond funds are subject generally to interest rate, credit, liquidity, and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield, and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable.

2 SOURCES: BLOOMBERG L.P., LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions. The S&P Municipal Bond Investment Grade Short Index and the S&P Municipal Bond Short Index are unmanaged, market-weighted indicess designed to measure the performance of municipal bonds with a minimum maturity of 6 months and a maximum maturity of up to, but not including, 4 years, and, in the case of the S&P Municipal Bond Investment Grade Short Index, that are rated at least BBB- by Standard & Poor’s Ratings Services, Baa3 by Moody’s Investor’s Service, Inc., or BBB- by Fitch Ratings. Unlike a mutual fund, neither index is subject to charges, fees, and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report. The S&P Municipal Bond Investment Grade Short Index was first calculated on March 19, 2013. Accordingly, the fund will continue to report the performance of the S&P Municipal Bond Short Index until the S&P Municipal Bond Investment Grade Short Index has been calculated for a 10-year period.

3 The fund may continue to own investment-grade bonds (at the time of purchase), which are subsequently downgraded to below investment grade.

5

DISCUSSION OF FUND PERFORMANCE (continued)

For the period of September 1, 2015, through February 29, 2016, as provided by Mary Collette O’Brien and Gregory J. Conant, Portfolio Managers

Fund and Market Performance Overview

For the six-month period ended February 29, 2016, BNY Mellon Pennsylvania Intermediate Municipal Bond Fund’s Class M shares produced a total return of 3.27%, and Investor shares produced a total return of 3.15%.1 In comparison, the fund’s benchmark index, the S&P Municipal Bond Investment Grade Intermediate Index (the “Index”), produced a total return of 3.80%, and the fund’s former benchmark, the S&P Municipal Bond Intermediate Index, produced a total return of 3.79% for the same period.2

Municipal bonds gained value over the reporting period amid robust demand for competitive levels of after-tax income from higher-quality investments. The fund lagged its benchmark, as a relatively defensive duration posture offset the benefits of strong security selections.

Effective September 15, 2015, Gregory J. Conant became a portfolio manager for the fund.

The Fund’s Investment Approach

The fund seeks as high a level of income exempt from federal and Pennsylvania state income taxes as is consistent with the preservation of capital. To pursue its goal, the fund normally invests at least 80% of its net assets in municipal bonds, the interest from which is exempt from federal and Pennsylvania state personal income taxes. The fund may also invest in municipal bonds that are exempt from federal income taxes, but not Pennsylvania personal income taxes, and in taxable bonds. The fund’s investments in municipal and taxable bonds must be rated investment grade at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser.3 Generally, the fund’s average effective portfolio maturity will be between 3 and 10 years, and the average effective duration of the fund’s portfolio will not exceed 8 years.

Flight to Safety Supported Municipal Bonds

Like most other financial markets, the municipal bond market was influenced during the reporting period by bouts of economic uncertainty. Despite a sustained U.S. economic recovery fueled by robust job growth, persistent global economic instability and declining commodity prices made investors increasingly cautious, causing them to turn away from riskier assets, such as stocks and high yield bonds, and toward high-quality fixed-income securities. Demand was especially robust for high-quality bonds with competitive income profiles, and the after-tax yields of municipal bonds generally compared favorably with those of U.S. Treasury securities over the reporting period. In addition, municipal bonds proved attractive to investors due to the bonds’ lack of direct exposure to global economic instability.

Intermediate-term municipal bonds benefited from falling long-term interest rates even as the Federal Reserve Board (the “Fed”) raised short-term interest rates in December 2015 for the first time in nearly a decade. Supply-and-demand influences in the municipal bond market also generally proved favorable. Over the final months of 2015, new issuance volumes increased in response to issuers rushing to refinance existing debt before the Fed’s rate hike, but the supply of newly issued tax-exempt securities subsequently moderated. Meanwhile, investor demand remained strong and steady.

Municipal bonds were further supported by generally improving credit conditions as tax revenues recovered beyond pre-recession levels for most states. While Pennsylvania generally benefits from a large, diverse economy, a budget imbalance and pension liabilities have weighed on its fiscal health compared to many other states.

Defensive Duration Posture Dampened Fund Results

The fund’s performance compared to its benchmark was undermined to a degree by a relatively short average duration, which prevented it from participating more fully in strength among longer-term maturities. In particular, seasoned holdings of shorter-term, escrowed bonds and general obligation bonds from local municipalities did not keep pace with market averages. The fund’s performance also was hampered during the reporting period by its hedging strategy, which employed futures contracts to protect against the possibility of unexpected changes in interest rates. Finally, a small position in Puerto Rico bonds was hurt by intensifying credit concerns surrounding the territory’s sluggish economy, pension funding liabilities, and debt service capabilities.

On the other hand, the fund achieved more positive relative results from its security selection strategy. Positions in longer-duration revenue bonds fared well, including those backed by transportation infrastructure and water-and-sewer facilities. Out-of-state exposure to municipal bonds from California and Texas also bolstered the fund’s relative performance.

A Conservative Investment Posture

We remain optimistic regarding the prospects for the municipal bond market as the U.S. economy continues to grow, but are aware of the risks posed by persistent global instability and political uncertainty. Therefore, as of the end of the reporting period, we have retained the fund’s relatively short average duration and focus on higher-quality municipal securities. In setting our interest-rate strategy, we also are closely monitoring the changing relationship between yields of municipal bonds and U.S. Treasury securities, and we have reduced the extent to which we are using futures contracts for hedging purposes. In our judgment, these are prudent strategies as we continue to seek competitive yields while mitigating the potential impact of heightened market volatility.

March 15, 2016

Bond funds are subject generally to interest rate, credit, liquidity, and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield, and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes for non-Pennsylvania residents, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable.

2 SOURCE: LIPPER INC. S&P Municipal Bond Intermediate Index and BLOOMBERG L.P. S&P Municipal Bond Investment Grade Intermediate Index: These are unmanaged, market-weighted indices designed to measure the performance of municipal bonds with a minimum maturity of 3 years and a maximum maturity of up to, but not including, 15 years, and, in the case of the S&P Municipal Bond Investment Grade Index, that are rated at least BBB- by Standard & Poor’s Ratings Services, Baa3 by Moody’s Investor’s Service, Inc., or BBB- by Fitch Ratings. Unlike a mutual fund, neither index is subject to charges, fees, and other expenses and is not limited to investments principally in Pennsylvania municipal obligations. Investors cannot invest directly in any index.

3 The fund may continue to own investment-grade bonds (at the time of purchase), which are subsequently downgraded to below investment grade.

6

For the period of September 1, 2015, through February 29, 2016, as provided by Mary Collette O’Brien and Stephen J. O'Brien, Portfolio Managers

Fund and Market Performance Overview

For the six-month period ended February 29, 2016, BNY Mellon Massachusetts Intermediate Municipal Bond Fund’s Class M shares produced a total return of 3.39%, and Investor shares produced a total return of 3.19%.1 In comparison, the fund’s benchmark index, the S&P Municipal Bond Investment Grade Intermediate Index (the “Index”), produced a total return of 3.80%, and the fund’s former benchmark, the S&P Municipal Bond Intermediate Index, produced a total return of 3.79% for the same period.2

Municipal bonds gained value over the reporting period amid deteriorating investor sentiment and falling long-term interest rates, which sparked robust demand for competitive levels of after-tax income from higher quality investments. The fund lagged its benchmark, as a relatively defensive duration posture offset the benefits of strong security selection.

Effective September 15, 2015, Stephen J. O’Brien became a portfolio manager for the fund.

The Fund’s Investment Approach

The fund seeks as high a level of income exempt from federal and Massachusetts state income taxes as is consistent with the preservation of capital. To pursue its goal, the fund normally invests at least 80% of its net assets in municipal bonds, the interest from which is exempt from federal and Massachusetts state personal income taxes. The fund may also invest in municipal bonds that are exempt from federal income taxes, but not Massachusetts personal income taxes, and in taxable bonds. The fund’s investments in municipal and taxable bonds must be rated investment grade at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser.3 Generally, the fund’s average effective portfolio maturity will be between 3 and 10 years, and the average effective duration of the fund’s portfolio will not exceed 8 years.

Flight to Safety Supported Municipal Bonds

Like most other financial markets, the municipal bond market was influenced during the reporting period by bouts of economic uncertainty. Despite a sustained U.S. economic recovery fueled by robust job growth, persistent global economic instability and declining commodity prices made investors increasingly cautious, causing them to turn away from riskier assets, such as stocks and corporate-backed bonds, and toward high-quality fixed-income securities. Demand was especially robust for high-quality bonds with competitive income profiles, and the after-tax yields of municipal bonds generally compared favorably with those of taxable U.S. Treasury securities over the reporting period. In addition, municipal bonds proved attractive to investors due to the bonds’ lack of direct exposure to global economic instability.

Intermediate-term municipal bonds benefited from falling long-term interest rates, and returns from short-term securities were positive despite the Federal Reserve Board (the “Fed”) move to higher short-term interest rates in December 2015. Supply-and-demand influences in the municipal bond market also generally proved favorable. Over the final months of 2015, new issuance volumes increased in response to issuers rushing to refinance existing debt before the Fed’s rate hike, but the supply of newly issued tax-exempt securities subsequently moderated. Meanwhile, investor demand remained strong and steady.

Municipal bonds were further supported by generally improving credit conditions as tax revenues recovered beyond pre-recession levels for most states. In Massachusetts, the positive effects of a large, diverse economy have been augmented by prudent fiscal management and efforts to improve pension funding levels.

Defensive Duration Posture Dampened Fund Results

The fund’s performance compared to its benchmark was undermined to a degree by a relatively short average duration, which prevented it from participating more fully in strength among longer-term maturities. In particular, shorter-term bonds that are not represented in the benchmark did not keep pace with market averages. The fund’s performance also was hampered during the reporting period by a small position in Puerto Rico bonds, which were hurt by intensifying credit concerns surrounding the territory’s sluggish economy, pension funding liabilities, and debt service capabilities.

On the other hand, the fund achieved more positive relative results from its security selection and allocation strategies. Overweighted positions in longer-maturity bonds with credit ratings at the lower end of the investment-grade spectrum significantly bolstered performance, as did out-of-state exposure to municipal bonds from Pennsylvania and Texas.

A Conservative Investment Posture

We remain optimistic regarding the prospects for the municipal bond market as the U.S. economy continues to grow, but are aware of the risks posed by persistent global instability and political uncertainty. Therefore, as of the end of the reporting period, we have retained the fund’s relatively short average duration and focus on higher-quality municipal securities. In setting our interest-rate strategy, we also are closely monitoring the changing relationship between yields of municipal bonds and U.S. Treasury securities. In our judgment, these are prudent strategies as we continue to seek competitive yields while mitigating the potential impact of heightened market volatility.

March 15, 2016

Bond funds are subject generally to interest rate, credit, liquidity, and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines. The amount of public information available about municipal bonds is generally less than that for corporate equities or bonds. Special factors, such as legislative changes, and state and local economic and business developments, may adversely affect the yield and/or value of the fund’s investments in municipal bonds. Other factors include the general conditions of the municipal bond market, the size of the particular offering, the maturity of the obligation, and the rating of the issue. Changes in economic, business, or political conditions relating to a particular municipal project, municipality, or state in which the fund invests may have an impact on the fund’s share price.

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield, and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes for non-Massachusetts residents, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are taxable.

2 SOURCE: LIPPER INC. S&P Municipal Bond Intermediate Index and BLOOMBERG L.P. S&P Municipal Bond Investment Grade Intermediate Index: These are unmanaged, market-weighted indices designed to measure the performance of municipal bonds with a minimum maturity of 3 years and a maximum maturity of up to, but not including, 15 years, and, in the case of the S&P Municipal Bond Investment Intermediate Grade Index, that are rated at least BBB- by Standard & Poor’s Ratings Services, Baa3 by Moody’s Investor’s Service, Inc., or BBB- by Fitch Ratings. Unlike a mutual fund, neither index is subject to charges, fees, and other expenses and is not limited to investments principally in Massachusetts municipal obligations. Investors cannot invest directly in any index.

3 The fund may continue to own investment-grade bonds (at the time of purchase), which are subsequently downgraded to below investment grade.

7

DISCUSSION OF FUND PERFORMANCE (continued)

For the period of September 1, 2015, through February 29, 2016, as provided by John F. Flahive and Gregory J. Conant, Portfolio Managers

Fund and Market Performance Overview

For the six-month period ended February 29, 2016, BNY Mellon New York Intermediate Tax-Exempt Bond Fund’s Class M shares produced a total return of 3.41%, and Investor shares produced a total return of 3.37%.1 In comparison, the fund’s benchmark index, the S&P Municipal Bond Investment Grade Intermediate Index (the “Index”), produced a total return of 3.80%, and the fund’s former benchmark, the S&P Municipal Bond Intermediate Index, produced a total return of 3.79% for the same period.2

Municipal bonds gained value over the reporting period amid deteriorating investor sentiment and falling long-term interest rates, which sparked robust demand for competitive levels of after-tax income from higher-quality investments. The fund lagged its benchmark, mainly due to its holdings of lower-rated securities.

Effective September 15, 2015, Gregory J. Conant became a primary portfolio manager for the fund.

The Fund’s Investment Approach

The fund seeks as high a level of income exempt from federal, New York state, and New York city income taxes as is consistent with the preservation of capital. This objective may be changed without shareholder approval. To pursue its goal, the fund normally invests at least 80% of its net assets in municipal bonds that provide income exempt from federal, New York state, and New York City personal income taxes. These municipal bonds include those issued by New York state and New York City as well as those issued by U.S. territories and possessions.3 Generally, the fund’s average effective portfolio maturity will be between 3 and 10 years.

Flight to Safety Supported Municipal Bonds

Like most other financial markets, the municipal bond market was influenced during the reporting period by bouts of economic uncertainty. Despite a sustained U.S. economic recovery fueled by robust job growth, persistent global economic instability and declining commodity prices made investors increasingly cautious, causing them to turn away from riskier assets, such as stocks and high yield bonds, and toward high-quality fixed-income securities. Demand was especially robust for high-quality bonds with competitive income profiles, and the after-tax yields of municipal bonds generally compared favorably with those of U.S. Treasury securities over the reporting period. In addition, municipal bonds proved attractive to investors due to the bonds’ lack of direct exposure to global economic instability.

Intermediate-term municipal bonds benefited from falling long-term interest rates even as the Federal Reserve Board (the “Fed”) raised short-term interest rates in December 2015 for the first time in nearly a decade. Supply-and-demand influences in the municipal bond market also generally proved favorable. New issuance volumes increased over the final months of 2015 in response to issuers rushing to refinance existing debt before the Fed’s rate hike, but the supply of newly issued tax-exempt securities subsequently moderated. Meanwhile, investor demand remained strong and steady throughout the reporting period.

Municipal bonds were further supported by generally improving credit conditions as tax revenues recovered beyond pre-recession levels for most states. New York ranked as one of the leaders of the national economic recovery, and the state benefited from higher-than-projected tax collections, ample reserve balances, and low unfunded pension liabilities.

Lower-Quality Holdings Dampened Fund Results

The fund’s performance compared to its benchmark was undermined to a degree by securities with below-investment-grade credit ratings, which fell out of favor among investors during the flight to quality. In contrast, investment-grade holdings generally added value during the reporting period.

The fund’s results also were hurt by a relatively short average duration, which prevented the fund from participating more fully in strength among longer-term maturities. The fund’s holdings of shorter maturity bonds typically lagged market averages, while their longer-term counterparts fared relatively well. Finally, the fund’s results were undermined by its hedging strategy, which employed futures contracts to protect against the possibility of unexpected changes in interest rates.

On the other hand, the fund achieved more positive relative results from its security selection strategy. Positions in longer-duration revenue bonds fared well, including those backed by health care facilities and water-and-sewer infrastructure. Relative performance was further bolstered by a “barbelled” emphasis along the market’s maturity spectrum.

A Conservative Investment Posture

We remain optimistic regarding the prospects for the municipal bond market as the U.S. economy continues to grow, but are aware of the risks posed by persistent global instability and political uncertainty. Therefore, as of the end of the reporting period, we have retained the fund’s relatively short average duration, and we have focused on higher-quality municipal securities. In setting our interest-rate strategy, we also are closely monitoring the changing relationship between yields of municipal bonds and U.S. Treasury securities, and we have reduced the extent to which we are using futures contracts for hedging purposes. In our judgment, these are prudent strategies as we continue to seek competitive yields while mitigating the potential impact of heightened market volatility.

March 15, 2016

Bond funds are subject generally to interest rate, credit, liquidity, and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield, and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes for non-New York residents, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable. The fund’s returns reflect the absorption of certain fund expenses by BNY Mellon Fund Advisers pursuant to an agreement in effect through December 31, 2016, at which time it may be extended, terminated, or modified. Had these expenses not been absorbed, the fund’s returns would have been lower.

2 SOURCE: LIPPER INC. S&P Municipal Bond Intermediate Index and BLOOMBERG L.P. S&P Municipal Bond Investment Grade Intermediate Index: These are unmanaged, market-weighted indices designed to measure the performance of municipal bonds with a minimum maturity of 3 years and a maximum maturity of up to, but not including, 15 years, and, in the case of the S&P Municipal Bond Investment Grade Index, that are rated at least BBB- by Standard & Poor’s Ratings Services, Baa3 by Moody’s Investor’s Services, Inc., or BBB- by Fitch Ratings. Unlike a mutual fund, neither index is subject to charges, fees, and other expenses and is not limited to investments principally in New York municipal obligations. Investors cannot invest directly in any index.

3 The fund may continue to own investment-grade bonds (at the time of purchase), which are subsequently downgraded to below investment grade.

8

For the period of September 1, 2015, through February 29, 2016, as provided by John F. Flahive, Portfolio Manager

Fund and Market Performance Overview

For the six-month period ended February 29, 2016, BNY Mellon Municipal Opportunities Fund’s Class M shares produced a total return of 2.92%, and Investor shares produced a total return of 2.87%.1 In comparison, the fund’s benchmark, the Barclays Municipal Bond Index (the “Index”), produced a total return of 3.62% for the same period.2

Municipal bonds gained value over the reporting period amid deteriorating investor sentiment and falling long-term interest rates, which sparked robust demand for competitive levels of after-tax income from investment-grade securities. The fund modestly lagged its benchmark, as its hedging strategy proved counterproductive when interest rates declined.

The Fund’s Investment Approach

The fund seeks to maximize total return consisting of high current income exempt from federal income tax and capital appreciation. This objective may be changed without shareholder approval. To pursue its goal, the fund normally invests at least 80% of its net assets in U.S. dollar-denominated fixed-income securities that provide income exempt from federal income tax (municipal bonds). While the fund typically invests in a diversified portfolio of municipal bonds, it may invest up to 20% of its assets in taxable fixed-income securities, including taxable municipal bonds and non-U.S. dollar-denominated foreign debt securities, such as Brady bonds and sovereign debt obligations.

We seek to deliver value-added excess returns (“alpha”) by applying an investment approach designed to identify and exploit relative value opportunities within the municipal bond market. Although the fund seeks to be diversified by geography and sector, the fund may at times invest a significant portion of its assets in a particular state or region or in a particular sector due to market conditions.

Flight to Safety Supported Municipal Bonds

Like most other financial markets, the municipal bond market was influenced during the reporting period by bouts of economic uncertainty. Despite a sustained U.S. economic recovery fueled by robust job growth, persistent global economic instability and declining commodity prices made investors increasingly cautious. They turned away from riskier assets, such as stocks, and toward higher-quality fixed-income securities. Demand was especially robust for investment-grade bonds with competitive income profiles, and the after-tax yields of higher quality municipal bonds generally compared favorably with those of taxable U.S. Treasury securities. In addition, municipal bonds proved attractive to investors due to the bonds’ lack of direct exposure to global economic developments.

Longer term municipal bonds benefited from falling long-term interest rates over the reporting period, and returns from short-term securities were positive despite the Federal Reserve Board’s (the “Fed”) implementation of higher short-term interest rates in December 2015. Supply-and-demand influences in the municipal bond market also generally proved favorable. New issuance volumes increased over the final months of 2015 in response to issuers rushing to refinance existing debt before the Fed’s rate increase, but the supply of newly issued tax-exempt securities subsequently moderated amid steady investor demand.

Municipal bonds were further supported by generally improving credit conditions as tax revenues recovered beyond pre-recession levels for most states, enabling them to balance their budgets and replenish reserves. Pockets of fiscal instability in Puerto Rico, Illinois, and New Jersey had little impact on the national municipal bond market during the reporting period.

Hedging Strategy Dampened Fund Results

The fund’s performance compared to its benchmark was undermined by its hedging strategy, which employed futures contracts to protect against the possibility of rising interest rates in the recovering economy. This strategy did not work as expected when interest rates declined across the market’s maturity range throughout the reporting period.

On the other hand, the fund achieved more positive relative results from its security selection strategies. The fund received significantly positive contributions from all rating tiers along the market’s investment-grade quality spectrum, with especially strong performance among municipal bonds rated BBB and A. The fund also participated fully in the strength among bonds from certain states, such as California, Texas, and New York. A small position in Puerto Rico produced a mildly positive result when it rebounded from a low valuation in spite of the U.S. territory’s ongoing fiscal problems. Finally, the fund’s security selections among revenue bonds fared well across a variety of issuers.

A More Conservative Investment Posture

We remain optimistic regarding the prospects for the municipal bond market as the U.S. economy continues to grow, but also are aware of the risks posed by persistent global instability and political uncertainty. Therefore, as of the end of the reporting period, we reduced the fund’s average duration to a relatively short position. We have maintained a focus on longer-term securities, but have hedged those exposures through the use of futures contracts. We have continued to emphasize higher-yielding BBB-rated bonds, and we remain watchful for opportunities to capture higher yields from creditworthy issuers, such as charter schools and toll roads.

March 15, 2016

Bond funds are subject generally to interest rate, credit, liquidity, and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield, and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable.

2 SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions. The Barclays Municipal Bond Index is an unmanaged total return performance benchmark for the investment-grade, geographically unrestricted tax-exempt bond market. Index return does not reflect the fees and expenses associated with operating a mutual fund. Investors cannot invest directly in any index.

9

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in each class of each fund from September 1, 2015 to February 29, 2016. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended February 29, 2016
	Class M	Investor Shares
BNY Mellon National Intermediate Municipal Bond Fund
Expenses paid per $1,000†	$2.53	$3.79
Ending value (after expenses)	$1,033.50	$1,033.10
Annualized expense ratio (%)	.50	.75
BNY Mellon National Short-Term Municipal Bond Fund
Expenses paid per $1,000†	$2.54	$3.79
Ending value (after expenses)	$1,005.50	$1,004.30
Annualized expense ratio (%)	.51	.76
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund
Expenses paid per $1,000†	$3.49	$4.79
Ending value (after expenses)	$1,032.70	$1,031.50
Annualized expense ratio (%)	.69	.94
BNY Mellon Massachusetts Intermediate Municipal Bond Fund
Expenses paid per $1,000†	$2.68	$3.94
Ending value (after expenses)	$1,033.90	$1,031.90
Annualized expense ratio (%)	.53	.78
BNY Mellon New York Intermediate Tax-Exempt Bond Fund
Expenses paid per $1,000†	$2.98	$4.25
Ending value (after expenses)	$1,034.10	$1,033.70
Annualized expense ratio (%)	.59	.84
BNY Mellon Municipal Opportunities Fund
Expenses paid per $1,000†	$3.48	$4.74
Ending value (after expenses)	$1,029.20	$1,028.70
Annualized expense ratio (%)	.69	.94

† Expenses are equal to each fund’s annualized expense ratios as shown above, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

10

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended February 29, 2016
	Class M	Investor Shares
BNY Mellon National Intermediate Municipal Bond Fund
Expenses paid per $1,000†	$2.51	$3.77
Ending value (after expenses)	$1,022.38	$1,021.13
Annualized expense ratio (%)	.50	.75
BNY Mellon National Short-Term Municipal Bond Fund
Expenses paid per $1,000†	$2.56	$3 .82
Ending value (after expenses)	$1,022.33	$1,021.08
Annualized expense ratio (%)	.51	.76
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund
Expenses paid per $1,000†	$3.47	$4.72
Ending value (after expenses)	$1,021.43	$1,020.19
Annualized expense ratio (%)	.69	.94
BNY Mellon Massachusetts Intermediate Municipal Bond Fund
Expenses paid per $1,000†	$2.66	$3 .92
Ending value (after expenses)	$1,022.23	$1,020.98
Annualized expense ratio (%)	.53	.78
BNY Mellon New York Intermediate Tax-Exempt Bond Fund
Expenses paid per $1,000†	$2.97	$4.22
Ending value (after expenses)	$1,021.93	$1,020.69
Annualized expense ratio (%)	.59	.84
BNY Mellon Municipal Opportunities Fund
Expenses paid per $1,000†	$3.47	$4.72
Ending value (after expenses)	$1,021.43	$1,020.19
Annualized expense ratio (%)	.69	.94

† Expenses are equal to each fund’s annualized expense ratios as shown above, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

11

STATEMENT OF INVESTMENTS

February 29, 2016 (Unaudited)

BNY Mellon National Intermediate Municipal Bond Fund
Long-Term Municipal Investments - 99.4%	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Alabama - .8%
Alabama 21st Century Authority, Tobacco Settlement Revenue	5.00	6/1/20	1,500,000		1,723,800
Alabama 21st Century Authority, Tobacco Settlement Revenue	5.00	6/1/21	1,240,000		1,455,090
Jefferson County, Limited Obligation School Warrants (Insured; Assured Guaranty Municipal Corp.)	5.00	1/1/24	13,325,000		13,455,052
		16,633,942
Alaska - .3%
Alaska, International Airports System Revenue	5.00	10/1/32	5,000,000		5,731,400
Arizona - .7%
Arizona Board of Regents, Arizona State University System Revenue (Polytechnic Campus Project) (Prerefunded)	6.00	7/1/18	1,100,000	[a]	1,234,585
Arizona Board of Regents, Arizona State University System Revenue (Polytechnic Campus Project) (Prerefunded)	6.00	7/1/18	1,000,000	[a]	1,122,350
Arizona Board of Regents, Arizona State University System Revenue (Polytechnic Campus Project) (Prerefunded)	6.00	7/1/18	2,500,000	[a]	2,805,875
Arizona Transportation Board, Highway Revenue (Prerefunded)	5.00	7/1/18	5,000,000	[a]	5,498,450
Salt River Project Agricultural Improvement and Power District, Salt River Project Electric System Revenue	5.00	12/1/26	2,000,000		2,345,600
University of Arizona Board of Regents, System Revenue	6.20	6/1/16	1,145,000		1,160,927
		14,167,787
California - 16.8%
Alameda Corridor Transportation Authority, Subordinate Lien Revenue (Insured; AMBAC)	5.25	10/1/21	5,000,000		5,349,450
Bay Area Toll Authority, San Francisco Bay Area Toll Bridge Revenue	1.88	4/1/19	10,000,000		10,213,900
Bay Area Toll Authority, San Francisco Bay Area Toll Bridge Revenue	2.00	4/1/21	10,000,000		10,342,600
California, GO (Various Purpose)	5.00	2/1/21	4,000,000		4,777,520
California, GO (Various Purpose)	5.00	9/1/21	5,000,000		6,061,600
California, GO (Various Purpose)	5.00	9/1/23	5,000,000		6,259,300
California, GO (Various Purpose)	5.25	10/1/23	5,000,000		6,085,350
California, GO (Various Purpose)	5.00	12/1/23	12,500,000		15,713,125
California, GO (Various Purpose)	5.00	12/1/23	2,500,000		3,142,625
California, GO (Various Purpose)	5.25	9/1/29	10,000,000		12,343,500
California, GO (Various Purpose)	6.00	3/1/33	11,445,000		13,592,082
California, GO (Various Purpose)	6.50	4/1/33	8,750,000		10,215,975
California, GO (Various Purpose)	5.50	3/1/40	7,950,000		9,208,644
California Department of Water Resources, Power Supply Revenue (Insured; Assured Guaranty Municipal Corp.)	5.00	5/1/21	3,420,000		3,744,490
California Department of Water Resources, Power Supply Revenue (Insured; Assured Guaranty Municipal Corp.) (Prerefunded)	5.00	5/1/18	8,565,000	[a]	9,376,791
California Department of Water Resources, Water System Revenue (Central Valley Project)	5.00	12/1/19	5,000,000		5,800,850
California Health Facilities Financing Authority, Revenue (City of Hope)	5.00	11/15/23	1,500,000		1,811,220
California Health Facilities Financing Authority, Revenue (City of Hope)	5.00	11/15/24	1,600,000		1,911,664

12

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Long-Term Municipal Investments - 99.4% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
California - 16.8% (continued)
California Health Facilities Financing Authority, Revenue (Providence Health and Services) (Prerefunded)	6.25	10/1/18	4,000,000	[a]	4,571,840
California Health Facilities Financing Authority, Revenue (Providence Health and Services) (Prerefunded)	6.25	10/1/18	8,500,000	[a]	9,715,160
California Health Facilities Financing Authority, Revenue (Providence Health and Services) (Prerefunded)	6.50	10/1/18	3,440,000	[a]	3,949,980
California Health Facilities Financing Authority, Revenue (Providence Health and Services) (Prerefunded)	6.50	10/1/18	60,000	[a]	68,895
California State Public Works Board, LR (Various Capital Projects)	5.00	4/1/19	8,760,000		9,894,683
California State Public Works Board, LR (Various Capital Projects)	5.00	10/1/20	2,000,000		2,360,380
California State Public Works Board, LR (Various Capital Projects)	5.00	11/1/20	1,350,000		1,597,455
California Statewide Communities Development Authority, Mortgage Revenue (Methodist Hospital of Southern California Project) (Collateralized; FHA) (Prerefunded)	6.25	8/1/19	4,205,000	[a]	4,986,752
California Statewide Communities Development Authority, Revenue (Saint Joseph Health System) (Insured; Assured Guaranty Municipal Corp.)	4.50	7/1/18	1,770,000		1,847,508
California Statewide Communities Development Authority, Student Housing Revenue (CHF-Irvine, L.L.C. - UCI East Campus Apartments, Phase II)	5.00	5/15/38	5,000,000		5,044,400
Golden State Tobacco Securitization Corporation, Enhanced Tobacco Settlement Asset-Backed Bonds	5.00	6/1/29	12,080,000		14,260,440
Golden State Tobacco Securitization Corporation, Enhanced Tobacco Settlement Asset-Backed Bonds	5.00	6/1/30	2,500,000		2,920,575
Golden State Tobacco Securitization Corporation, Enhanced Tobacco Settlement Asset-Backed Bonds	5.00	6/1/32	2,000,000		2,365,440
Los Angeles County Metropolitan Transportation Authority, Proposition A First Tier Senior Sales Tax Revenue	5.00	7/1/20	7,165,000		8,459,142
Los Angeles County Metropolitan Transportation Authority, Proposition C Sales Tax Senior Revenue	5.00	7/1/22	3,450,000		4,270,479
Los Angeles Department of Airports, Senior Revenue (Los Angeles International Airport)	5.25	5/15/26	15,520,000		18,304,443
New Haven Unified School District, GO (Insured; Assured Guaranty Corp.)	0.00	8/1/33	4,000,000	[b]	2,180,320
Port of Oakland, Revenue	5.00	5/1/18	1,835,000		2,001,178
Port of Oakland, Revenue	5.00	5/1/19	2,250,000		2,532,825
Port of Oakland, Revenue	5.00	5/1/23	1,875,000		2,199,413
Riverside County Transportation Commission, Sales Tax Revenue	5.25	6/1/25	4,635,000		5,836,809
Riverside County Transportation Commission, Sales Tax Revenue	5.25	6/1/28	5,000,000		6,181,000
Sacramento County Sanitation Districts Financing Authority, Subordinate Lien Revenue (Sacramento Regional County Sanitation District) (Insured; FGIC)	0.81	12/1/35	10,000,000	[c]	9,261,000
Sacramento County Water Financing Authority, Revenue (Sacramento County Water Agency Zones 40 and 41 Water System Project) (Insured; National Public Finance Guarantee Corp.)	0.83	6/1/34	8,000,000	[c]	7,447,040
San Francisco City and County, COP (War Memorial Veterans Building Seismic Upgrade and Improvements)	5.00	4/1/27	3,555,000		4,293,125
San Francisco City and County Airport Commission, Second Series Revenue (San Francisco International Airport)	5.00	5/1/25	5,000,000		5,991,750
San Francisco City and County Airport Commission, Second Series Revenue (San Francisco International Airport)	5.00	5/1/26	5,000,000		5,977,800
San Francisco City and County Public Utilities Commission, San Francisco Water Revenue	5.00	11/1/37	11,000,000		12,854,160
San Francisco Community College District, GO	5.00	6/15/29	5,000,000		6,128,450
Southern California Public Power Authority, Gas Project Revenue (Project Number 1)	5.25	11/1/20	4,000,000		4,590,680
Southern California Public Power Authority, Revenue (Apex Power Project)	5.00	7/1/30	1,000,000		1,211,380

13

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Long-Term Municipal Investments - 99.4% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
California - 16.8% (continued)
Southern California Public Power Authority, Revenue (Apex Power Project)	5.00	7/1/31	3,855,000		4,643,810
Southern California Public Power Authority, Revenue (Apex Power Project)	5.00	7/1/33	3,380,000		4,037,647
Successor Agency to the Redevelopment Agency of the City of Pittsburg, Subordinate Tax Allocation Revenue (Los Medanos Community Development Project) (Insured; Assured Guaranty Municipal Corp.)	5.00	9/1/20	6,000,000		6,870,660
Successor Agency to the Redevelopment Agency of the City of Pittsburg, Subordinate Tax Allocation Revenue (Los Medanos Community Development Project) (Insured; Assured Guaranty Municipal Corp.)	5.00	9/1/21	1,325,000		1,548,700
Successor Agency to the Redevelopment Agency of the City of Pittsburg, Subordinate Tax Allocation Revenue (Los Medanos Community Development Project) (Insured; Assured Guaranty Municipal Corp.)	5.00	9/1/26	6,610,000		8,195,144
University of California Regents, General Revenue	5.00	5/15/31	9,000,000		10,939,770
University of California Regents, Limited Project Revenue	5.00	5/15/30	11,000,000		13,431,880
		358,922,799
Colorado - 1.9%
City and County of Denver, Airport System Revenue (Insured: Assured Guaranty Corp. and National Public Finance Guarantee Corp.)	5.25	11/15/19	4,445,000		4,773,619
Colorado Health Facilities Authority, Revenue (Catholic Health Initiatives)	6.00	10/1/23	2,000,000		2,247,840
Colorado Health Facilities Authority, Revenue (Catholic Health Initiatives)	6.25	10/1/33	1,600,000		1,796,384
E-470 Public Highway Authority, Senior Revenue (Insured; National Public Finance Guarantee Corp.)	5.00	9/1/16	3,565,000		3,643,073
E-470 Public Highway Authority, Senior Revenue (Insured; National Public Finance Guarantee Corp.)	5.25	9/1/16	2,360,000		2,414,658
E-470 Public Highway Authority, Senior Revenue (Insured; National Public Finance Guarantee Corp.)	5.00	9/1/17	3,500,000		3,709,335
E-470 Public Highway Authority, Senior Revenue (Insured; National Public Finance Guarantee Corp.)	1.76	9/1/17	5,000,000	[c]	5,013,550
Public Authority for Colorado Energy, Natural Gas Purchase Revenue	5.75	11/15/18	1,465,000		1,573,557
Public Authority for Colorado Energy, Natural Gas Purchase Revenue	6.13	11/15/23	5,350,000		6,643,309
Regional Transportation District of Colorado, COP (Lease Purchase Agreement)	5.00	6/1/19	1,750,000		1,979,355
Regional Transportation District of Colorado, COP (Lease Purchase Agreement)	5.00	6/1/20	2,700,000		3,139,830
Regional Transportation District of Colorado, COP (Lease Purchase Agreement)	5.50	6/1/22	2,200,000		2,605,284
		39,539,794
Connecticut - 1.6%
Connecticut, GO	5.00	11/15/21	9,430,000		11,298,366
Connecticut, GO	5.00	4/15/22	5,000,000		6,012,950
Connecticut, GO	5.00	5/15/23	10,000,000		11,819,200
Connecticut, GO	4.00	6/15/30	3,000,000		3,310,800
Connecticut, GO (Insured; AMBAC)	5.25	6/1/18	1,500,000		1,650,555
		34,091,871
Delaware - .7%
Delaware River and Bay Authority, Revenue	5.00	1/1/21	2,000,000		2,356,220

14

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Long-Term Municipal Investments - 99.4% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Delaware - .7% (continued)
Delaware River and Bay Authority, Revenue	5.00	1/1/22	2,710,000		3,256,797
Delaware River and Bay Authority, Revenue	5.00	1/1/23	1,500,000		1,823,685
Delaware River and Bay Authority, Revenue	5.00	1/1/24	1,000,000		1,231,310
University of Delaware, Revenue	5.00	11/1/27	5,440,000		6,544,701
		15,212,713
District of Columbia - .6%
District of Columbia, GO (Insured; Assured Guaranty Municipal Corp.)	0.79	6/1/16	5,000,000	[c]	5,007,850
Metropolitan Washington Airports Authority, Airport System Revenue	5.00	10/1/23	4,250,000		5,002,122
Metropolitan Washington Airports Authority, Airport System Revenue	5.00	10/1/24	2,500,000		2,915,525
		12,925,497
Florida - 4.8%
Citizens Property Insurance Corporation, Coastal Account Senior Secured Revenue	5.00	6/1/20	10,000,000		11,425,500
Florida Department of Transportation, State Infrastructure Bank Revenue	5.00	7/1/19	4,220,000		4,515,611
Florida Department of Transportation, State Infrastructure Bank Revenue	5.00	7/1/20	2,500,000		2,675,125
Florida State Board of Education, Public Education Capital Outlay Bonds	5.00	6/1/26	10,000,000		12,429,400
Jacksonville, Better Jacksonville Sales Tax Revenue	5.00	10/1/21	2,500,000		2,999,625
Jacksonville Electric Authority, Revenue (Saint Johns River Power Park System)	5.00	10/1/21	2,000,000		2,271,640
Jacksonville Electric Authority, Revenue (Saint Johns River Power Park System)	5.00	10/1/22	1,625,000		1,843,254
Jacksonville Electric Authority, Revenue (Saint Johns River Power Park System)	5.00	10/1/24	1,000,000		1,134,310
Lee County, Airport Revenue	5.50	10/1/23	3,565,000		4,241,993
Lee County, Airport Revenue	5.50	10/1/24	5,000,000		5,889,700
Miami-Dade County, Aviation Revenue (Miami International Airport)	5.50	10/1/25	4,175,000		4,919,945
Miami-Dade County, Subordinate Special Obligation Bonds	5.00	10/1/22	2,000,000		2,137,640
Miami-Dade County School Board, COP (Master Lease Purchase Agreement with Miami-Dade County School Board Foundation, Inc.)	5.00	5/1/21	5,000,000		5,884,100
Orlando Utilities Commission, Utility System Revenue	1.78	10/1/16	13,400,000	[c]	13,422,512
Port Saint Lucie, Utility System Revenue (Insured; National Public Finance Guarantee Corp.)	5.00	9/1/29	5,000,000		5,117,200
Sarasota County, Revenue (Environmentally Sensitive Lands and Parkland Program) (Prerefunded)	5.25	10/1/18	5,000,000	[a]	5,592,200
Sarasota County, Revenue (Environmentally Sensitive Lands and Parkland Program) (Prerefunded)	5.25	10/1/18	1,790,000	[a]	2,002,008
Sarasota County, Revenue (Environmentally Sensitive Lands and Parkland Program) (Prerefunded)	5.25	10/1/18	1,085,000	[a]	1,213,507
Sarasota County, Revenue (Environmentally Sensitive Lands and Parkland Program) (Prerefunded)	5.25	10/1/18	2,105,000	[a]	2,354,316
Sarasota County, Revenue (Environmentally Sensitive Lands and Parkland Program) (Prerefunded)	5.25	10/1/18	725,000	[a]	810,869
Sarasota County, Revenue (Environmentally Sensitive Lands and Parkland Program) (Prerefunded)	5.25	10/1/18	210,000	[a]	234,872
Sarasota County, Revenue (Environmentally Sensitive Lands and Parkland Program) (Prerefunded)	5.25	10/1/18	240,000	[a]	268,426

15

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Long-Term Municipal Investments - 99.4% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Florida - 4.8% (continued)
Sarasota County, Revenue (Environmentally Sensitive Lands and Parkland Program) (Prerefunded)	5.25	10/1/18	245,000	[a]	274,018
Tampa Bay Water A Regional Water Supply Authority, Utility System Revenue	5.00	10/1/20	5,000,000		5,899,700
Tampa Sports Authority, Local Option Sales Tax Revenue (Stadium Project)	5.00	1/1/24	90,000		111,858
Tampa Sports Authority, Local Option Sales Tax Revenue (Stadium Project)	5.00	1/1/25	2,865,000		3,603,024
		103,272,353
Georgia - 2.3%
Atlanta, Water and Wastewater Revenue	5.00	11/1/25	3,750,000		4,745,212
Burke County Development Authority, PCR (Georgia Power Company Plant Vogtle Project)	2.35	12/11/20	7,500,000		7,721,025
Burke County Development Authority, PCR (Oglethorpe Power Corporation Vogtle Project)	7.00	1/1/23	6,000,000		6,639,060
DeKalb County, Water and Sewerage Revenue	5.25	10/1/36	3,500,000		4,134,655
Georgia, GO	4.00	10/1/24	10,000,000		11,476,500
Main Street Natural Gas Inc., Gas Project Revenue	6.38	7/15/38	1,335,000	[d]	16,474
Municipal Electric Authority of Georgia, GO (Project One Subordinated Bonds)	5.75	1/1/20	5,000,000		5,592,150
Private Colleges and Universities Authority, Revenue (Emory University)	5.00	9/1/18	1,310,000		1,315,489
Private Colleges and Universities Authority, Revenue (Emory University)	5.00	9/1/41	6,990,000		8,145,447
		49,786,012
Hawaii - 1.3%
Hawaii County, GO	5.00	9/1/24	1,000,000		1,256,390
Hawaii County, GO	5.00	9/1/24	4,025,000		5,056,970
Hawaii County, GO	5.00	9/1/25	1,000,000		1,271,750
Hawaii County, GO	5.00	9/1/25	2,370,000		3,014,047
Hawaii County, GO	5.00	9/1/26	1,000,000		1,269,770
Hawaii County, GO	5.00	9/1/26	3,260,000		4,139,450
University of Hawaii Board of Regents, University Revenue	5.00	10/1/31	8,750,000		10,705,012
		26,713,389
Idaho - .8%
Idaho Health Facilities Authority, Revenue (Trinity Health Credit Group)	5.00	12/1/33	5,000,000		5,737,750
University of Idaho Regents, General Revenue	5.25	4/1/21	9,850,000		11,568,726
		17,306,476
Illinois - 6.4%
Chicago, General Airport Senior Lien Revenue (Chicago O'Hare International Airport)	5.00	1/1/22	4,615,000		5,500,434
Chicago, General Airport Senior Lien Revenue (Chicago O'Hare International Airport)	5.00	1/1/23	2,000,000		2,424,380
Chicago, General Airport Senior Lien Revenue (Chicago O'Hare International Airport)	5.00	1/1/24	5,000,000		6,115,650
Chicago, General Airport Senior Lien Revenue (Chicago O'Hare International Airport)	5.00	1/1/25	4,450,000		5,481,955
Chicago, General Airport Senior Lien Revenue (Chicago O'Hare International Airport)	5.00	1/1/25	7,055,000		8,396,367
Chicago, GO	5.00	1/1/24	4,500,000		4,608,135

16

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Long-Term Municipal Investments - 99.4% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Illinois - 6.4% (continued)
Chicago, GO	5.00	1/1/26	3,000,000		3,055,590
Chicago, GO	5.50	1/1/34	5,400,000		5,440,878
Chicago, GO	5.50	1/1/35	3,750,000		3,775,800
Chicago, GO	5.50	1/1/37	3,500,000		3,516,730
Chicago, GO (Modern Schools Across Chicago Program) (Insured; AMBAC)	5.00	12/1/17	1,110,000		1,135,153
Chicago, GO (Neighborhoods Alive 21 Program)	5.25	1/1/22	1,000,000		1,057,530
Chicago, GO (Project and Refunding Series) (Insured; Assured Guaranty Municipal Corp.)	5.00	1/1/26	2,270,000		2,292,972
Chicago, Second Lien Wastewater Transmission Revenue	5.00	1/1/24	3,000,000		3,482,130
Chicago, Second Lien Wastewater Transmission Revenue	5.00	1/1/25	2,110,000		2,458,593
Chicago Board of Education, Unlimited Tax GO (Dedicated Alternate Revenues)	5.25	12/1/35	7,215,000		5,847,325
Chicago Board of Education, Unlimited Tax GO (Dedicated Revenues) (Insured; AMBAC)	5.50	12/1/18	1,605,000		1,671,800
Illinois, GO	5.00	8/1/18	19,900,000		21,514,686
Illinois, GO	5.00	8/1/19	10,000,000		11,008,200
Illinois, GO	5.00	9/1/19	7,500,000		7,524,375
Illinois, GO	5.00	8/1/23	5,000,000		5,619,650
Illinois, GO	5.25	2/1/28	6,000,000		6,361,020
Illinois, GO (Insured; Assured Guaranty Municipal Corp.)	5.00	1/1/20	5,000,000		5,594,750
Illinois Finance Authority, Gas Supply Revenue (The Peoples Gas Light and Coke Company Project) (Insured; AMBAC)	4.30	6/1/16	2,500,000		2,523,800
Railsplitter Tobacco Settlement Authority, Tobacco Settlement Revenue	6.25	6/1/24	10,000,000		10,149,700
		136,557,603
Kansas - 1.7%
Harvey County Unified School District Number 373, GO Improvement Bonds (Insured; National Public Finance Guarantee Corp.) (Prerefunded)	5.00	9/1/18	1,700,000	[a]	1,882,359
Kansas Department of Transportation, Highway Revenue	5.00	9/1/27	10,000,000		12,453,700
Kansas Department of Transportation, Highway Revenue	5.00	9/1/28	6,000,000		7,422,540
Kansas Department of Transportation, Highway Revenue	5.00	9/1/29	1,300,000		1,599,455
Kansas Development Finance Authority, Revenue (University of Kansas Projects)	4.00	5/1/21	3,370,000		3,753,843
Wichita, Water and Sewer Utility Revenue	5.00	10/1/21	7,990,000		9,640,734
		36,752,631
Kentucky - .1%
Kentucky State Property and Buildings Commission, Revenue (Project Number 100)	5.00	8/1/21	1,785,000		2,119,455
Louisiana - 2.5%
Jefferson Sales Tax District, Special Sales Tax Revenue (Insured; AMBAC) (Prerefunded)	5.25	12/1/17	4,000,000	[a]	4,319,600
Louisiana, GO	5.00	8/1/26	5,000,000		6,091,300
Louisiana Citizens Property Insurance Corporation, Assessment Revenue (Insured; AMBAC) (Prerefunded)	5.00	6/1/16	5,500,000	[a]	5,566,825
Louisiana Citizens Property Insurance Corporation, Assessment Revenue (Insured; Assured Guaranty Corp.)	6.13	6/1/25	14,500,000		16,184,320

17

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Long-Term Municipal Investments - 99.4% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Louisiana - 2.5% (continued)
Louisiana Citizens Property Insurance Corporation, Assessment Revenue (Insured; Assured Guaranty Municipal Corp.)	5.00	6/1/21	5,000,000		5,936,750
Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue (Louisiana Community and Technical College System Facilities Corporation Project)	5.00	10/1/22	5,000,000		5,793,050
Louisiana Public Facilities Authority, Revenue (CHRISTUS Health Obligated Group)	6.00	7/1/29	2,000,000		2,288,460
Louisiana Public Facilities Authority, Revenue (Loyola University Project)	5.00	10/1/41	6,000,000		6,565,500
		52,745,805
Maryland - 2.4%
Anne Arundel County, Consolidated General Improvements GO	5.00	4/1/28	2,480,000		3,025,749
Anne Arundel County, Consolidated General Improvements GO	5.00	4/1/29	4,640,000		5,624,005
Anne Arundel County, Consolidated General Improvements GO	5.00	4/1/30	4,640,000		5,599,923
Maryland, GO (State and Local Facilities Loan)	5.00	3/1/26	2,000,000		2,460,420
Maryland Department of Transportation, Consolidated Transportation Revenue	5.00	12/1/21	6,300,000		7,679,574
Montgomery County, Consolidated Public Improvement GO	5.00	11/1/26	10,000,000		12,582,700
Montgomery County, Consolidated Public Improvement GO	4.00	12/1/30	12,000,000		13,386,960
		50,359,331
Massachusetts - 2.0%
Massachusetts, GO	0.87	11/1/18	2,000,000	[c]	2,000,620
Massachusetts, GO (Consolidated Loan)	5.00	7/1/25	7,000,000		8,583,050
Massachusetts, GO (Consolidated Loan) (Green Bonds)	5.00	9/1/28	5,000,000		6,094,650
Massachusetts, GO (Consolidated Loan) (Green Bonds)	5.00	9/1/31	5,000,000		5,973,550
Massachusetts, GO (Insured; National Public Finance Guarantee Corp.)	5.50	10/1/20	3,285,000		3,961,973
Massachusetts Development Finance Agency, Revenue (Partners HealthCare System Issue)	4.00	7/1/32	10,470,000		11,346,025
Massachusetts Development Finance Agency, Special Obligation Revenue (Commonwealth Contract Assistance)	5.00	5/1/44	2,505,000		2,947,959
Massachusetts Health and Educational Facilities Authority, Revenue (Simmons College Issue) (Prerefunded)	7.50	10/1/18	820,000	[a]	963,033
Massachusetts Health and Educational Facilities Authority, Revenue (Simmons College Issue) (Prerefunded)	7.50	10/1/18	1,180,000	[a]	1,385,827
Massachusetts Water Pollution Abatement Trust, Water Pollution Abatement Revenue (MWRA Program)	5.75	8/1/29	380,000		381,725
		43,638,412
Michigan - 2.4%
Detroit, Water Supply System Second Lien Revenue (Insured; FGIC)	5.75	7/1/22	7,000,000		7,687,890
Michigan, Grant Anticipation Bonds (Insured; Assured Guaranty Municipal Corp.)	5.25	9/15/23	7,500,000		8,035,050
Michigan Building Authority, Revenue (Facilities Program)	5.00	10/15/22	2,400,000		2,926,992
Michigan Finance Authority, HR (Trinity Health Credit Group)	5.00	12/1/31	10,000,000		11,551,800
Michigan Finance Authority, HR (Trinity Health Credit Group)	5.00	12/1/35	5,000,000		5,697,800
Michigan Finance Authority, Local Government Loan Program Revenue (Detroit Water and Sewerage Department, Sewage Disposal System Revenue Senior Lien Local Project Bonds) (Insured; Assured Guaranty Municipal Corp.)	5.00	7/1/26	1,875,000		2,232,825

18

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Long-Term Municipal Investments - 99.4% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Michigan - 2.4% (continued)
Michigan Finance Authority, Local Government Loan Program Revenue (Detroit Water and Sewerage Department, Sewage Disposal System Revenue Senior Lien Local Project Bonds) (Insured; Assured Guaranty Municipal Corp.)	5.00	7/1/27	3,000,000		3,543,990
Michigan Finance Authority, Local Government Loan Program Revenue (Detroit Water and Sewerage Department, Sewage Disposal System Revenue Senior Lien Local Project Bonds) (Insured; Assured Guaranty Municipal Corp.)	5.00	7/1/28	2,500,000		2,934,850
Michigan Finance Authority, Local Government Loan Program Revenue (Detroit Water and Sewerage Department, Water Supply System Revenue Senior Lien Local Project Bonds) (Insured; Assured Guaranty Municipal Corp.)	5.00	7/1/26	2,500,000		2,977,100
Michigan State Building Authority, Revenue (Facilities Program)	5.00	10/15/29	3,450,000		4,055,578
		51,643,875
Minnesota - 1.0%
Minneapolis, Health Care System Revenue (Fairview Health Services) (Prerefunded)	6.63	11/15/18	12,000,000	[a]	13,878,720
University of Minnesota Regents, Special Purpose Revenue (State Supported Stadium Debt) (Prerefunded)	5.00	8/1/16	6,300,000	[a]	6,424,299
Western Minnesota Municipal Power Agency, Power Supply Revenue	5.00	1/1/22	1,500,000		1,814,820
		22,117,839
Mississippi - .1%
Mississippi Home Corporation, SFMR (Collateralized: FHLMC, FNMA and GNMA)	4.38	12/1/18	415,000		435,551
Mississippi State University Educational Building Corporation, Revenue (Insured; National Public Finance Guarantee Corp.)	5.25	8/1/16	400,000		408,472
Southern Mississippi Educational Building Corporation, Revenue (Facilities Refinancing Project)	5.00	9/1/24	450,000		560,142
Southern Mississippi Educational Building Corporation, Revenue (Facilities Refinancing Project)	5.00	9/1/25	250,000		314,055
Southern Mississippi Educational Building Corporation, Revenue (Facilities Refinancing Project)	5.00	9/1/26	550,000		694,722
		2,412,942
Missouri - 2.0%
Missouri Environmental Improvement and Energy Resources Authority, Water Pollution Control and Drinking Water Revenue (State Revolving Funds Programs)	5.00	7/1/21	1,505,000		1,817,197
Missouri Environmental Improvement and Energy Resources Authority, Water Pollution Control and Drinking Water Revenue (State Revolving Funds Programs)	5.00	7/1/22	1,685,000		2,075,869
Missouri Environmental Improvement and Energy Resources Authority, Water Pollution Control and Drinking Water Revenue (State Revolving Funds Programs)	5.00	7/1/23	2,125,000		2,654,295
Missouri Environmental Improvement and Energy Resources Authority, Water Pollution Control and Drinking Water Revenue (State Revolving Funds Programs)	5.00	1/1/26	750,000		930,000
Missouri Environmental Improvement and Energy Resources Authority, Water Pollution Control and Drinking Water Revenue (State Revolving Funds Programs) (Escrowed to Maturity)	5.00	7/1/21	45,000		54,218
Missouri Environmental Improvement and Energy Resources Authority, Water Pollution Control and Drinking Water Revenue (State Revolving Funds Programs) (Escrowed to Maturity)	5.00	7/1/22	65,000		79,989
Missouri Environmental Improvement and Energy Resources Authority, Water Pollution Control and Drinking Water Revenue (State Revolving Funds Programs) (Escrowed to Maturity)	5.00	7/1/23	75,000		93,650

19

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Long-Term Municipal Investments - 99.4% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Missouri - 2.0% (continued)
Missouri Health and Educational Facilities Authority, Educational Facilities Revenue (Saint Louis University)	5.00	10/1/38	2,000,000		2,338,400
Missouri Highways and Transportation Commission, First Lien State Road Revenue	5.00	5/1/23	25,625,000		32,058,412
		42,102,030
Nebraska - .5%
Central Plains Energy Project, Gas Supply Revenue (Liquidity Facility; Royal Bank of Canada)	5.00	12/1/19	10,000,000		11,305,700
Nevada - 1.2%
Clark County, Highway Revenue (Motor Vehicle Fuel Tax)	5.00	7/1/28	10,000,000		11,317,300
Clark County School District, GO (Insured; National Public Finance Guarantee Corp.)	5.00	6/15/20	12,930,000		14,048,704
		25,366,004
New Jersey - 4.4%
Garden State Preservation Trust, Open Space and Farmland Preservation Revenue (Insured; Assured Guaranty Municipal Corp.)	5.13	11/1/16	1,000,000		1,030,230
New Jersey Economic Development Authority, Cigarette Tax Revenue	5.00	6/15/24	5,000,000		5,473,650
New Jersey Economic Development Authority, School Facilities Construction Revenue	5.00	6/15/20	5,000,000		5,489,450
New Jersey Economic Development Authority, School Facilities Construction Revenue (Insured; AMBAC)	5.25	12/15/20	5,000,000		5,613,900
New Jersey Economic Development Authority, School Facilities Construction Revenue (Insured; Assured Guaranty Municipal Corp.)	5.00	3/1/25	13,000,000		14,980,940
New Jersey Economic Development Authority, School Facilities Construction Revenue (Insured; National Public Finance Guarantee Corp.)	5.50	9/1/23	10,000,000		11,923,200
New Jersey Educational Facilities Authority, Revenue (University of Medicine and Dentistry of New Jersey Issue) (Prerefunded)	7.50	6/1/19	3,750,000	[a]	4,534,125
New Jersey Health Care Facilities Financing Authority, Revenue (Barnabas Health Issue)	5.00	7/1/22	1,830,000		2,186,576
New Jersey Health Care Facilities Financing Authority, Revenue (Barnabas Health Issue)	5.00	7/1/24	3,005,000		3,530,334
New Jersey Health Care Facilities Financing Authority, Revenue (Meridian Health System Obligated Group Issue)	5.00	7/1/19	2,000,000		2,249,720
New Jersey Transportation Trust Fund Authority, (Transportation System)	5.50	6/15/31	5,000,000		5,474,400
New Jersey Transportation Trust Fund Authority, (Transportation System) (Insured; National Public Finance Guarantee Corp.)	5.50	12/15/21	10,000,000		11,677,300
New Jersey Transportation Trust Fund Authority, Transportation Program Bonds	5.00	6/15/19	10,000,000		10,862,700
New Jersey Turnpike Authority, Turnpike Revenue	5.00	1/1/33	5,000,000		5,824,950
Rutgers The State University, GO	5.00	5/1/21	2,000,000		2,381,140
		93,232,615
New Mexico - .5%
New Mexico Municipal Energy Acquisition Authority, Gas Supply Revenue	5.00	8/1/19	10,000,000		11,275,600
New York - 13.4%
Albany Industrial Development Agency, Civic Facility Revenue (Saint Peter's Hospital of the City of Albany Project) (Prerefunded)	5.75	11/15/17	1,000,000	[a]	1,087,440
Metropolitan Transportation Authority, Dedicated Tax Fund Revenue (Insured; National Public Finance Guarantee Corp.)	5.00	11/15/28	2,880,000		2,974,234
Metropolitan Transportation Authority, State Service Contract Revenue	5.75	1/1/18	1,500,000		1,640,475
Metropolitan Transportation Authority, Transportation Revenue	5.00	11/15/24	5,000,000		5,371,450
Metropolitan Transportation Authority, Transportation Revenue	6.50	11/15/28	12,000,000		13,885,440

20

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Long-Term Municipal Investments - 99.4% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
New York - 13.4% (continued)
Metropolitan Transportation Authority, Transportation Revenue (Insured; Assured Guaranty Municipal Corp.)	0.86	11/1/22	8,625,000	[c]	8,398,594
Monroe County Industrial Development Corporation, Revenue (University of Rochester Project)	4.00	7/1/35	2,450,000		2,648,181
New York City, GO	5.00	8/1/23	5,000,000		6,180,650
New York City, GO	5.00	8/1/24	5,000,000		6,258,400
New York City, GO	5.13	12/1/24	2,005,000		2,167,746
New York City, GO	5.00	10/1/25	2,500,000		3,003,775
New York City, GO	5.00	8/1/26	5,660,000		6,890,767
New York City, GO	5.00	8/1/28	16,000,000		18,954,560
New York City, GO (Prerefunded)	5.13	12/1/17	2,995,000	[a]	3,234,570
New York City Transitional Finance Authority, Future Tax Secured Subordinate Revenue	5.00	2/1/23	13,000,000		15,412,280
New York City Transitional Finance Authority, Future Tax Secured Subordinate Revenue	5.00	11/1/25	20,000,000		24,314,800
New York Liberty Development Corporation, Revenue (3 World Trade Center Project)	5.00	11/15/44	10,000,000	[e]	10,668,200
New York State Dormitory Authority, Revenue (Columbia University)	5.00	10/1/41	7,500,000		8,686,725
New York State Dormitory Authority, Revenue (Consolidated City University System) (Insured; Assured Guaranty Municipal Corp.)	5.75	7/1/18	130,000		137,779
New York State Dormitory Authority, Revenue (The Rockefeller University)	5.00	7/1/40	10,000,000		11,254,100
New York State Dormitory Authority, State Personal Income Tax Revenue (General Purpose)	5.00	3/15/23	11,000,000		13,524,830
New York State Dormitory Authority, State Personal Income Tax Revenue (General Purpose)	5.00	3/15/31	5,165,000		6,158,694
New York State Dormitory Authority, State Personal Income Tax Revenue (General Purpose)	5.00	2/15/33	25,000,000		29,768,500
New York State Dormitory Authority, State Sales Tax Revenue	5.00	3/15/21	10,000,000		12,009,700
New York State Dormitory Authority, State Sales Tax Revenue	5.00	3/15/34	5,000,000		5,945,800
New York State Thruway Authority, General Revenue	5.00	1/1/32	3,000,000		3,539,250
New York State Thruway Authority, Second General Highway and Bridge Trust Fund Bonds	5.00	4/1/21	5,000,000		5,358,350
New York State Thruway Authority, Second General Highway and Bridge Trust Fund Bonds (Insured; Assured Guaranty Municipal Corp.) (Prerefunded)	5.00	4/1/17	4,500,000	[a]	4,722,390
New York State Urban Development Corporation, State Personal Income Tax Revenue (General Purpose)	5.00	3/15/29	10,000,000		12,036,300
Port Authority of New York and New Jersey, (Consolidated Bonds, 179th Series)	5.00	12/1/38	2,350,000		2,747,338
Port Authority of New York and New Jersey, (Consolidated Bonds, 184th Series)	5.00	9/1/31	1,145,000		1,376,714
Port Authority of New York and New Jersey, (Consolidated Bonds, 184th Series)	5.00	9/1/32	2,500,000		2,982,550
Port Authority of New York and New Jersey, (Consolidated Bonds, 190th Series)	5.00	5/1/36	3,000,000		3,406,170
Port Authority of New York and New Jersey, (Consolidated Bonds, 190th Series)	5.00	5/1/37	3,400,000		3,852,948
Port Authority of New York and New Jersey, (Consolidated Bonds, 190th Series)	5.00	5/1/38	1,375,000		1,555,813
Sales Tax Asset Receivable Corporation, Sales Tax Asset Revenue	5.00	10/15/29	6,370,000		7,853,700
Tobacco Settlement Financing Corporation of New York, Asset-Backed Revenue (State Contingency Contract Secured)	5.00	6/1/20	5,000,000		5,061,800
Triborough Bridge and Tunnel Authority, General Revenue (MTA Bridges and Tunnels)	5.00	11/15/37	2,425,000		2,630,810
Triborough Bridge and Tunnel Authority, Subordinate Revenue (MTA Bridges and Tunnels)	0.00	11/15/29	10,000,000	[b]	6,764,800

21

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Long-Term Municipal Investments - 99.4% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
New York - 13.4% (continued)
Utility Debt Securitization Authority of New York, Restructuring Bonds	5.00	12/15/26	2,500,000		3,092,400
		287,559,023
North Carolina - 2.0%
North Carolina Eastern Municipal Power Agency, Power System Revenue (Prerefunded)	5.25	1/1/18	5,000,000	[a]	5,420,200
North Carolina Eastern Municipal Power Agency, Power System Revenue (Prerefunded)	5.00	1/1/19	18,000,000	[a]	20,169,000
North Carolina Municipal Power Agency Number 1, Catawba Electric Revenue	5.00	1/1/24	1,585,000		1,762,472
North Carolina Municipal Power Agency Number 1, Catawba Electric Revenue (Prerefunded)	5.00	1/1/19	3,915,000	[a]	4,386,757
University of North Carolina Board of Governors, General Revenue (The University of North Carolina at Charlotte)	4.00	4/1/35	3,420,000		3,687,410
Wake County, LOR	5.00	1/1/24	5,955,000		6,854,681
		42,280,520
Ohio - 1.1%
Columbus, GO (Various Purpose Limited Tax)	5.00	7/1/21	3,005,000		3,619,673
Hamilton County, Sewer System Improvement Revenue (The Metropolitan Sewer District of Greater Cincinnati)	5.00	12/1/26	3,500,000		4,289,460
Montgomery County, Revenue (Catholic Health Initiatives)	6.00	10/1/23	3,055,000		3,433,576
Ohio, Common Schools GO	5.00	6/15/26	4,630,000		5,633,969
Ohio, Common Schools GO	5.00	6/15/27	5,070,000		6,145,246
		23,121,924
Oregon - .4%
Oregon, GO	5.00	11/1/19	5,000,000		5,770,800
Oregon, GO	5.00	11/1/20	3,100,000		3,678,088
		9,448,888
Pennsylvania - 3.7%
Pennsylvania, GO	5.00	8/15/21	7,210,000		8,543,057
Pennsylvania, GO	5.00	6/15/22	5,220,000		6,271,360
Pennsylvania, GO	5.00	11/15/22	5,000,000		5,969,800
Pennsylvania, GO	5.00	3/15/31	5,000,000		5,869,100
Pennsylvania, GO (Insured; Assured Guaranty Municipal Corp.)	5.00	4/1/26	11,520,000		13,791,514
Pennsylvania, GO (Insured; Assured Guaranty Municipal Corp.)	5.00	6/1/28	7,540,000		8,768,869
Pennsylvania Turnpike Commission, Turnpike Revenue	5.00	12/1/31	5,110,000		5,971,801
Pennsylvania Turnpike Commission, Turnpike Subordinate Revenue	5.00	6/1/18	5,000,000		5,461,350
Pennsylvania Turnpike Commission, Turnpike Subordinate Revenue	5.00	12/1/20	3,675,000		4,305,556
Pennsylvania Turnpike Commission, Turnpike Subordinate Revenue	5.00	12/1/21	3,740,000		4,446,224
Pennsylvania Turnpike Commission, Turnpike Subordinate Revenue	5.00	6/1/24	5,000,000		6,063,400
State Public School Building Authority, School Lease Revenue (The School District of Philadelphia Project)	5.00	4/1/22	1,000,000		1,122,660
State Public School Building Authority, School Lease Revenue (The School District of Philadelphia Project)	5.00	4/1/25	2,750,000		3,041,885
		79,626,576

22

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Long-Term Municipal Investments - 99.4% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
South Carolina - .9%
Clemson University, Higher Education Revenue	4.00	5/1/35	2,635,000		2,838,264
Greenville County School District, Installment Purchase Revenue (Building Equity Sooner for Tomorrow)	5.50	12/1/18	3,000,000		3,381,720
Growth Remedy Opportunity Without Tax Hike, Installment Purchase Revenue (School District Number 2 of Dorchester County, School Carolina Project)	5.00	12/1/28	1,750,000		2,077,653
Growth Remedy Opportunity Without Tax Hike, Installment Purchase Revenue (School District Number 2 of Dorchester County, School Carolina Project)	5.00	12/1/29	2,000,000		2,366,420
South Carolina Public Service Authority, Revenue Obligations (Santee Cooper)	5.00	12/1/22	7,500,000		9,200,550
		19,864,607
South Dakota - .1%
South Dakota Educational Enhancement Funding Corporation, Tobacco Settlement Revenue	5.00	6/1/25	1,800,000		2,088,882
South Dakota Educational Enhancement Funding Corporation, Tobacco Settlement Revenue	5.00	6/1/27	500,000		571,225
		2,660,107
Tennessee - .6%
Clarksville Natural Gas Acquisition Corporation, Gas Revenue	5.00	12/15/20	1,690,000		1,907,520
Metropolitan Government of Nashville and Davidson County, GO Improvement Bonds	5.00	7/1/25	4,475,000		5,209,347
Metropolitan Government of Nashville and Davidson County, GO Improvement Bonds (Prerefunded)	5.00	7/1/20	5,525,000	[a]	6,490,604
		13,607,471
Texas - 10.0%
Clifton Higher Education Finance Corporation, Education Revenue (IDEA Public Schools)	5.00	8/15/23	1,100,000		1,268,927
Cypress-Fairbanks Independent School District, Unlimited Tax School Building Bonds (Permanent School Fund Guarantee Program)	4.00	8/15/19	10,000,000		10,979,500
Dallas and Fort Worth, Joint Improvement Revenue (Dallas/Fort Worth International Airport)	5.00	11/1/31	5,000,000		5,787,350
Dallas and Fort Worth, Joint Revenue (Dallas/Fort Worth International Airport)	5.00	11/1/26	3,000,000		3,483,540
Dallas and Fort Worth, Joint Revenue (Dallas/Fort Worth International Airport)	5.00	11/1/27	3,400,000		3,948,012
Dallas Area Rapid Transit, Senior Lien Sales Tax Revenue	5.00	12/1/22	5,700,000		7,058,538
Dallas Independent School District, Unlimited Tax Bonds (Permanent School Fund Guarantee Program)	4.00	2/15/32	3,000,000		3,293,520
El Paso, Water and Sewer Revenue	5.00	3/1/22	1,000,000		1,217,310
Forney Independent School District, Unlimited Tax Bonds (Permanent School Fund Guarantee Program)	5.00	8/15/27	2,200,000		2,710,642
Forney Independent School District, Unlimited Tax School Building Bonds (Permanent School Fund Guarantee Program) (Prerefunded)	5.75	8/15/18	1,000,000	[a]	1,123,470
Harris County, Toll Road Senior Lien Revenue	5.00	8/15/23	12,500,000		14,252,875
Harris County, Unlimited Tax Road Bonds	5.00	10/1/21	13,705,000		15,694,418
Harris County Flood Control District, GO	5.00	10/1/26	10,000,000		12,421,200
Harris County Health Facilities Development Corporation, HR (Memorial Hermann Healthcare System) (Prerefunded)	7.00	12/1/18	5,000,000	[a]	5,856,600
Harris County-Houston Sports Authority, Senior Lien Revenue (Insured; Assured Guaranty Municipal Corp.)	5.00	11/15/22	6,500,000		7,908,420
Houston, Combined Utility System First Lien Revenue	5.00	5/15/21	5,000,000		5,979,500
Houston Community College System, Limited Tax Bonds	5.00	2/15/21	2,250,000		2,677,343

23

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Long-Term Municipal Investments - 99.4% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Texas - 10.0% (continued)
Lower Colorado River Authority, Revenue (Escrowed to Maturity)	5.00	5/15/16	35,000	35,352
Lower Colorado River Authority, Revenue (Escrowed to Maturity)	5.00	5/15/16	15,000	15,151
North Texas Tollway Authority, First Tier System Revenue	5.00	1/1/40	5,000,000	5,666,850
North Texas Tollway Authority, Second Tier System Revenue	5.00	1/1/30	3,000,000	3,557,400
North Texas Tollway Authority, Second Tier System Revenue	5.00	1/1/31	11,415,000	13,398,128
San Antonio, Electric and Gas Systems Junior Lien Revenue	3.00	12/1/19	5,800,000	6,207,856
San Antonio Independent School District, Unlimited Tax School Building Bonds (Permanent School Fund Guarantee Program)	5.00	2/15/23	9,535,000	11,834,556
Texas Public Finance Authority, GO	5.00	10/1/23	9,385,000	11,315,588
Texas Public Finance Authority, GO	5.00	10/1/24	5,000,000	6,334,950
Texas Transportation Commission, GO (Mobility Funds Bonds)	5.00	10/1/24	4,000,000	5,023,640
Texas Transportation Commission, Highway Improvement GO	5.00	4/1/24	10,000,000	12,572,100
Texas Transportation Commission, Highway Improvement GO	5.00	4/1/27	5,000,000	5,994,550
Texas Transportation Commission, Mobility Fund GO	5.00	10/1/24	5,900,000	7,475,241
Texas Transportation Commission, State Highway Fund First Tier Revenue (Prerefunded)	5.00	4/1/17	15,000,000 [a]	15,735,450
Texas Water Development Board, State Revolving Fund Subordinate Lien Revenue	5.00	7/15/24	3,650,000	3,880,169
		214,708,146
Utah - 1.4%
Utah, GO	5.00	7/1/20	20,000,000	23,537,400
Utah Associated Municipal Power Systems, Revenue (Payson Power Project)	5.00	4/1/22	5,675,000	6,764,657
		30,302,057
Virginia - 1.7%
Virginia College Building Authority, Educational Facilities Revenue (21st Century College and Equipment Programs)	5.00	2/1/19	7,000,000	7,864,710
Virginia College Building Authority, Educational Facilities Revenue (21st Century College and Equipment Programs)	5.00	2/1/21	2,235,000	2,662,891
Virginia College Building Authority, Educational Facilities Revenue (21st Century College and Equipment Programs)	5.00	2/1/23	11,285,000	13,456,685
Virginia Public Building Authority, Public Facilities Revenue	5.00	8/1/19	6,950,000	7,944,823
Virginia Transportation Board, Transportation Capital Projects Revenue	5.00	5/15/22	2,795,000	3,418,872
		35,347,981
Washington - 3.0%
Energy Northwest, Electric Revenue (Columbia Generating Station)	5.00	7/1/20	10,955,000	12,836,412
Energy Northwest, Electric Revenue (Columbia Generating Station)	5.00	7/1/31	7,500,000	8,547,750
FYI Properties, LR (State of Washington Department of Information Services Project)	5.25	6/1/29	5,625,000	6,363,000
Port of Seattle, Intermediate Lien Revenue	5.00	3/1/28	1,750,000	2,096,710
Port of Seattle, Intermediate Lien Revenue	5.00	4/1/29	1,000,000	1,193,850
Port of Seattle, Intermediate Lien Revenue	5.00	4/1/30	2,840,000	3,375,397
Washington, Federal Highway Grant Anticipation Revenue (State Road 520 Corridor Program)	5.00	9/1/22	5,000,000	6,081,900

24

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Long-Term Municipal Investments - 99.4% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Washington - 3.0% (continued)
Washington, Federal Highway Grant Anticipation Revenue (State Road 520 Corridor Program)	5.00	9/1/23	5,000,000		6,148,750
Washington, GO (Motor Vehicle Fuel Tax)	5.00	2/1/23	5,315,000		6,545,741
Washington, GO (Motor Vehicle Fuel Tax)	5.00	8/1/23	3,570,000		4,298,101
Washington Health Care Facilities Authority, Revenue (Providence Health and Services)	5.00	10/1/21	5,550,000		6,631,861
		64,119,472
Wisconsin - .6%
Wisconsin, GO (Prerefunded)	5.00	5/1/20	5,000,000	[a]	5,816,350
WPPI Energy, Power Supply System Revenue	5.00	7/1/29	1,000,000		1,192,910
WPPI Energy, Power Supply System Revenue	5.00	7/1/30	1,000,000		1,188,340
WPPI Energy, Power Supply System Revenue	5.00	7/1/31	1,000,000		1,182,140
WPPI Energy, Power Supply System Revenue	5.00	7/1/32	500,000		587,785
WPPI Energy, Power Supply System Revenue	5.00	7/1/33	2,000,000		2,344,600
		12,312,125
U.S. Related - .7%
A.B. Won International Airport Authority of Guam, General Revenue (Insured; Assured Guaranty Municipal Corp.)	5.50	10/1/33	1,000,000		1,152,400
Puerto Rico Electric Power Authority, Power Revenue	5.25	7/1/18	5,000,000		3,250,100
Puerto Rico Electric Power Authority, Power Revenue (Insured; National Public Finance Guarantee Corp.)	5.00	7/1/17	3,940,000		3,946,462
Puerto Rico Public Buildings Authority, Government Facilities Revenue	5.50	7/1/16	1,995,000		1,513,527
Puerto Rico Public Buildings Authority, Government Facilities Revenue (Escrowed to Maturity)	5.50	7/1/16	5,000		5,087
Puerto Rico Public Buildings Authority, Government Facilities Revenue (Escrowed to Maturity)	5.75	7/1/17	5,000		5,324
Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue (First Subordinate Series)	0/6.75	8/1/32	11,000,000	[f]	4,402,310
Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue (First Subordinate Series)	0/6.25	8/1/33	2,500,000	[f]	651,000
		14,926,210
Total Long-Term Municipal Investments (cost $2,008,191,991)					2,125,818,982
Short-Term Investments - .6%

U.S. Treasury Bills (cost $13,899,849)	0.00	3/3/16	13,900,000		13,899,889
Total Investments (cost $2,022,091,840)			100.0%		2,139,718,871
Liabilities, Less Cash and Receivables			0.0%		(712,674)
Net Assets			100.0%		2,139,006,197

a These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.

b Security issued with a zero coupon. Income is recognized through the accretion of discount.

c Variable rate security—rate shown is the interest rate in effect at period end. Date shown represents the earlier of the next interest reset date or ultimate maturity date.

d Non-income producing—security in default.

e Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 29, 2016, these securities were valued at $10,668,200 or .5% of net assets.

f Zero coupon until a specified date at which time the stated coupon rate becomes effective until maturity.

25

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Portfolio Summary (Unaudited) †	Value (%)
Transportation Services	18.5
State/Territory	17.6
Special Tax	12.5
Education	10.0
Utility-Water and Sewer	6.1
Utility-Electric	5.2
County	5.1
Prerefunded	5.0
Health Care	4.5
Lease	2.8
City	2.4
Industrial	.9
U.S. Government	.6
Housing	.3
Pollution Control	.0
Other	8.5
100.0

† Based on net assets.

See notes to financial statements.

26

BNY Mellon National Short-Term Municipal Bond Fund
Long-Term Municipal Investments - 97.9%	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Alabama - .1%
Alabama 21st Century Authority, Tobacco Settlement Revenue	4.00	6/1/16	1,000,000		1,009,080
Alaska - 1.3%
Alaska Energy Authority, Power Revenue (Bradley Lake Hydroelectric Project) (Insured; Assured Guaranty Municipal Corp.)	6.00	7/1/17	5,730,000		6,136,314
Anchorage, GO (Schools)	5.00	9/1/17	4,000,000		4,267,520
Valdez, Marine Terminal Revenue (BP Pipelines (Alaska) Inc. Project)	5.00	1/1/18	3,000,000		3,207,810
		13,611,644
Arizona - 1.1%
Maricopa County, COP	5.00	7/1/18	5,000,000		5,484,350
Maricopa County Pollution Control Corporation, PCR (Arizona Public Service Company Palo Verde Project)	1.75	5/30/18	5,000,000		5,076,500
University of Arizona Board of Regents, System Revenue	6.20	6/1/16	570,000		577,929
		11,138,779
California - 8.1%
Bay Area Toll Authority, San Francisco Bay Area Toll Bridge Revenue	1.00	4/3/17	17,500,000		17,567,375
Bay Area Toll Authority, San Francisco Bay Area Toll Bridge Revenue	1.50	4/2/18	8,160,000		8,257,757
California, GO	1.13	12/3/18	2,000,000	[a]	2,012,120
California Health Facilities Financing Authority, Revenue (Lucile Salter Packard Children's Hospital at Stanford)	1.45	3/15/17	2,715,000		2,743,453
California Municipal Finance Authority, SWDR (Waste Management, Inc. Project)	1.13	2/1/17	5,350,000		5,361,716
California Pollution Control Finance Authority, SWDR (USA Waste Services, Inc. Project)	1.50	6/1/18	1,500,000		1,499,550
California Statewide Communities Development Authority, Revenue (Kaiser Permanente)	5.00	5/1/17	3,500,000		3,684,555
California Statewide Communities Development Authority, Student Housing Revenue (University of California, Irvine East Campus Apartments, Phase 1 Refunding- CHF - Irvine, L.L.C.)	4.00	5/15/16	1,450,000		1,460,861
Chula Vista, IDR (San Diego Gas and Electric Company)	1.65	7/1/18	9,895,000		9,905,093
Irvine Reassessment District Number 12-1, Limited Obligation Improvement Bonds	3.00	9/2/16	1,995,000		2,020,915
San Joaquin Hills Transportation Corridor Agency, Senior Lien Toll Road Revenue	5.00	1/15/17	10,525,000		10,929,897
South San Francisco Unified School District, GO, BAN (Measure J)	4.00	6/15/18	6,000,000		6,462,540
Successor Agency to the Redevelopment Agency of the City of Pittsburg, Subordinate Tax Allocation Revenue (Los Medanos Community Development Project) (Insured; Assured Guaranty Municipal Corp.)	5.00	9/1/18	2,750,000		2,985,538
Sulphur Springs Union School District, GO, BAN	0.00	1/1/18	2,750,000	[b]	2,711,665
Sulphur Springs Union School District, GO, BAN	0.00	7/1/19	5,000,000	[b]	4,832,200
		82,435,235
Colorado - 2.5%
City and County of Denver, Airport System Revenue	5.00	11/15/16	1,000,000		1,032,570
Colorado Health Facilities Authority, Revenue (Catholic Health Initiatives)	1.88	11/6/19	5,000,000		5,082,650
Denver Urban Renewal Authority, Stapleton Senior Tax Increment Revenue	5.00	12/1/16	1,850,000		1,910,662
Denver Urban Renewal Authority, Stapleton Senior Tax Increment Revenue	5.00	12/1/17	4,005,000		4,291,157

27

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon National Short-Term Municipal Bond Fund (continued)
Long-Term Municipal Investments - 97.9% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Colorado - 2.5% (continued)
E-470 Public Highway Authority, Senior Revenue (Insured; National Public Finance Guarantee Corp.)	1.76	9/1/17	8,000,000	[a]	8,021,680
Regional Transportation District of Colorado, COP (Lease Purchase Agreement)	5.00	6/1/18	5,000,000		5,460,150
		25,798,869
Connecticut - 5.2%
Bridgeport, GO	4.00	8/15/18	2,000,000		2,151,460
Connecticut, GO	5.00	9/1/17	7,875,000		8,402,940
Connecticut, GO	0.76	6/15/18	11,495,000	[a]	11,472,815
Connecticut, GO (Insured; AMBAC)	5.25	6/1/18	10,000,000		11,003,700
Connecticut Health and Educational Facilities Authority, Revenue (Yale University Issue)	0.80	7/26/17	12,100,000		12,120,691
Connecticut Health and Educational Facilities Authority, Revenue (Yale University Issue)	1.38	7/11/18	7,500,000		7,600,875
		52,752,481
Florida - 3.3%
Citizens Property Insurance Corporation, High-Risk Account Senior Secured Revenue	5.25	6/1/17	6,720,000		7,111,373
Citizens Property Insurance Corporation, High-Risk Account Senior Secured Revenue	5.50	6/1/17	5,000,000		5,306,800
Florida Department of Environmental Protection, Florida Forever Revenue	5.00	7/1/18	3,960,000		4,358,178
Hillsborough County Aviation Authority, Subordinated Revenue (Tampa International Airport)	5.00	10/1/16	1,520,000		1,561,314
Miami-Dade County, Aviation Revenue	5.00	10/1/18	3,700,000		4,079,768
Miami-Dade County School Board, COP (Master Lease Purchase Agreement with Miami-Dade County School Board Foundation, Inc.)	4.00	11/1/17	3,205,000		3,385,634
Miami-Dade County School Board, COP (Master Lease Purchase Agreement with Miami-Dade County School Board Foundation, Inc.)	5.00	5/1/18	5,000,000		5,456,200
Putnam County Development Authority, PCR (Seminole Electric Cooperative, Inc. Project) (Insured; AMBAC)	5.35	5/1/18	2,250,000		2,449,935
		33,709,202
Georgia - 2.8%
Atlanta, Airport General Revenue	5.00	1/1/17	1,000,000		1,037,880
Atlanta, Airport General Revenue	5.00	1/1/18	1,000,000		1,077,840
Burke County Development Authority, PCR (Georgia Power Company Plant Vogtle Project)	1.80	4/3/18	12,750,000		12,923,145
Burke County Development Authority, PCR (Georgia Power Company Plant Vogtle Project)	2.35	12/11/20	5,000,000		5,147,350
Monroe County Development Authority, PCR (Gulf Power Company Plant Scherer Project)	2.00	6/21/18	7,000,000		7,123,340
Municipal Electric Authority of Georgia, Revenue (Project One Subordinated Bonds)	5.00	1/1/17	1,000,000		1,038,310
		28,347,865
Illinois - 9.1%
Central Lake County Joint Action Water Agency, Water Revenue	4.00	5/1/17	5,430,000		5,651,815
Chicago, General Airport Senior Lien Revenue (Chicago O'Hare International Airport)	5.00	1/1/17	4,000,000		4,147,360
Chicago, General Airport Senior Lien Revenue (Chicago O'Hare International Airport)	5.00	1/1/17	4,000,000		4,147,360
Chicago, General Airport Senior Lien Revenue (Chicago O'Hare International Airport)	5.00	1/1/17	1,435,000		1,487,865
Chicago, General Airport Senior Lien Revenue (Chicago O'Hare International Airport)	5.00	1/1/18	6,000,000		6,432,720

28

BNY Mellon National Short-Term Municipal Bond Fund (continued)
Long-Term Municipal Investments - 97.9% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Illinois - 9.1% (continued)
Chicago, General Airport Third Lien Revenue (Chicago O'Hare International Airport) (Insured; Assured Guaranty Municipal Corp.)	5.00	1/1/19	5,000,000		5,189,800
Chicago, Second Lien Revenue (Chicago Midway Airport) (Insured; AMBAC)	5.00	1/1/17	4,110,000		4,126,769
Chicago Board of Education, Unlimited Tax GO (Dedicated Alternate Revenues)	4.01	3/1/17	10,000,000	[a]	9,203,800
Chicago Board of Education, Unlimited Tax GO (Dedicated Revenues)	5.00	12/1/17	2,345,000		2,250,661
Chicago Board of Education, Unlimited Tax GO (Dedicated Revenues)	4.25	12/1/18	5,020,000		4,621,914
Chicago Board of Education, Unlimited Tax GO (Dedicated Revenues) (Insured; Assured Guaranty Municipal Corp.)	5.00	12/1/18	1,455,000		1,514,742
Cook County, GO	5.00	11/15/16	5,400,000		5,553,684
Illinois, GO	4.00	7/1/16	3,000,000		3,032,280
Illinois, GO	5.00	7/1/17	3,150,000		3,302,428
Illinois, GO	4.00	7/1/18	5,000,000		5,281,400
Illinois, GO (Insured; Assured Guaranty Municipal Corp.)	5.00	6/1/18	1,960,000		2,053,178
Illinois, GO (Insured; Assured Guaranty Municipal Corp.)	5.00	1/1/19	10,000,000		10,925,200
Illinois Department of Employment Security, Unemployment Insurance Fund Building Receipts Revenue	5.00	6/15/17	2,000,000		2,074,960
Illinois Development Finance Authority, Revenue (Saint Vincent de Paul Center Project)	1.88	3/1/19	3,500,000		3,575,215
Illinois Finance Authority, Clean Water Initiative Revolving Fund Revenue	5.00	7/1/17	2,000,000		2,121,320
Illinois Toll Highway Authority, Toll Highway Senior Revenue	5.00	12/1/18	2,000,000		2,223,800
Springfield, Senior Lien Electric Revenue	5.00	3/1/17	3,040,000		3,172,757
		92,091,028
Indiana - 2.2%
Indiana Finance Authority, EIR (Southern Indiana Gas and Electric Company Project)	1.95	9/14/17	2,500,000		2,531,050
Indiana Health Facility Financing Authority, Revenue (Ascension Health Subordinate Credit Group) (Prerefunded)	5.00	7/28/16	45,000	[c]	45,883
Whiting, Environmental Facilities Revenue (BP Products North America Inc. Project)	1.85	10/1/19	10,000,000		9,973,700
Whiting, Environmental Facilities Revenue (BP Products North America Inc. Project)	0.76	12/2/19	10,000,000	[a]	9,704,100
		22,254,733
Kentucky - 2.0%
Kentucky Property and Buildings Commission, Revenue (Project Number 99)	5.00	11/1/17	4,200,000		4,502,106
Kentucky Public Transportation Infrastructure Authority, Subordinate Toll Revenue, BAN (Downtown Crossing Project)	5.00	7/1/17	10,000,000		10,507,200
Louisville/Jefferson County Metro Government, PCR (Louisville Gas and Electric Company Project)	1.65	4/3/17	4,940,000		4,978,334
		19,987,640
Louisiana - 2.4%
East Baton Rouge Sewerage Commission, Revenue	0.80	8/1/18	7,210,000	[a]	7,162,342
England District Sub-District Number 1, Revenue (State of Louisiana - Economic Development Project)	5.00	8/15/17	3,055,000		3,241,233
Louisiana Citizens Property Insurance Corporation, Assessment Revenue	5.00	6/1/18	5,000,000		5,450,550

29

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon National Short-Term Municipal Bond Fund (continued)
Long-Term Municipal Investments - 97.9% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Louisiana - 2.4% (continued)
Louisiana Public Facilities Authority, Revenue (Loyola University Project) (Insured; National Public Finance Guarantee Corp.)	5.25	10/1/16	8,425,000		8,658,204
		24,512,329
Maryland - 1.2%
Maryland Health and Higher Educational Facilities Authority, Revenue (The Johns Hopkins Health System Obligated Group Issue)	1.44	11/15/16	2,245,000	[a]	2,251,757
Maryland Health and Higher Educational Facilities Authority, Revenue (Western Maryland Health System Issue)	5.00	7/1/17	4,295,000		4,542,736
University System of Maryland, Revolving Loan Program Bonds	1.25	6/1/18	5,000,000		5,043,250
		11,837,743
Massachusetts - .8%
Massachusetts Development Finance Agency, Recovery Zone Facility Revenue (Dominion Energy Brayton Point Issue) (Prerefunded)	2.25	9/1/16	5,000,000	[c]	5,044,050
Massachusetts Health and Educational Facilities Authority, Revenue (Amherst College Issue)	1.70	11/1/16	2,720,000		2,741,243
		7,785,293
Michigan - 5.5%
Detroit School District, School Building and Site Improvement Bonds (GO - Unlimited Tax)	5.00	5/1/16	1,490,000		1,501,875
Michigan, State Trunk Line Revenue	5.00	11/15/17	6,000,000		6,457,560
Michigan, State Trunk Line Revenue	4.00	11/15/18	4,170,000		4,538,586
Michigan, State Trunk Line Revenue	5.00	11/15/18	3,450,000		3,847,440
Michigan Finance Authority, Local Government Loan Program Revenue (Detroit Regional Convention Facility Authority Local Project Bonds)	4.00	10/1/17	1,155,000		1,211,249
Michigan Finance Authority, Local Government Loan Program Revenue (Detroit Regional Convention Facility Authority Local Project Bonds)	5.00	10/1/18	2,280,000		2,512,469
Michigan Finance Authority, Local Government Loan Program Revenue (Detroit Water and Sewerage Department, Sewage Disposal System Revenue Senior Lien Local Project Bonds) (Insured; National Public Finance Guarantee Corp.)	5.00	7/1/18	1,500,000		1,639,800
Michigan Finance Authority, Local Government Loan Program Revenue (Detroit Water and Sewerage Department, Water Supply System Revenue Senior Lien Local Project Bonds) (Insured; National Public Finance Guarantee Corp.)	5.00	7/1/18	1,000,000		1,093,200
Michigan Finance Authority, Local Government Loan Program Revenue (School District of the City of Detroit State Qualified Unlimited Tax General Obligation Local Project Bonds)	5.00	5/1/17	18,105,000		18,985,265
Michigan Finance Authority, State Aid Revenue Notes (School District of the City of Detroit - Junior Subordinate Lien Obligations)	4.75	6/1/16	3,800,000	[d]	3,818,582
Michigan Hospital Finance Authority, Project Revenue (Ascension Health Senior Credit Group)	1.50	3/1/17	10,000,000		10,091,900
		55,697,926
Mississippi - .1%
Mississippi Business Finance Corporation, SWDR (Waste Management, Inc. Project)	1.38	3/1/17	800,000		802,280
Missouri - 1.0%
Missouri Regional Convention and Sports Complex Authority, Revenue (Convention and Sports Facility Project)	5.00	8/15/18	5,975,000		6,578,415
Missouri State Environmental Improvement and Energy Resources Authority, EIR (Kansas City Power and Light Company Project)	2.88	7/2/18	3,400,000		3,505,910
		10,084,325
Montana - .6%
Montana Board of Investments, Revenue (INTERCAP Revolving Program)	0.23	3/1/17	6,000,000	[a]	6,000,000

30

BNY Mellon National Short-Term Municipal Bond Fund (continued)
Long-Term Municipal Investments - 97.9% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Nebraska - .8%
Central Plains Energy Project, Gas Supply Revenue (Liquidity Facility; Royal Bank of Canada)	5.00	12/1/19	7,500,000		8,479,275
Nevada - 1.9%
Clark County, Airport System Junior Subordinate Lien Revenue	5.00	7/1/17	15,860,000		16,751,808
Nevada, Unemployment Compensation Fund Special Revenue	5.00	12/1/17	2,200,000		2,371,644
		19,123,452
New Hampshire - .7%
New Hampshire, Turnpike System Revenue	5.00	2/1/17	6,000,000		6,251,400
New Hampshire Business Finance Authority, SWDR (Waste Management, Inc. Project)	2.13	6/1/18	1,000,000		1,029,210
		7,280,610
New Jersey - 3.7%
New Jersey Economic Development Authority, Cigarette Tax Revenue	5.00	6/15/18	6,500,000		6,914,635
New Jersey Economic Development Authority, Cigarette Tax Revenue	5.00	6/15/20	2,000,000		2,206,600
New Jersey Economic Development Authority, School Facilities Construction Revenue	5.00	3/1/17	1,275,000		1,323,131
New Jersey Economic Development Authority, School Facilities Construction Revenue	5.00	12/15/18	1,500,000		1,625,055
New Jersey Economic Development Authority, School Facilities Construction Revenue	5.00	6/15/19	10,700,000		11,635,929
New Jersey Sports and Exposition Authority, State Contract Bonds	5.00	9/1/16	1,665,000		1,701,147
New Jersey Sports and Exposition Authority, State Contract Bonds	5.00	9/1/18	3,950,000		4,252,530
New Jersey Transportation Trust Fund Authority, (Transportation System)	5.00	6/15/16	2,000,000		2,026,180
New Jersey Transportation Trust Fund Authority, (Transportation System)	5.75	6/15/17	2,500,000		2,645,025
New Jersey Transportation Trust Fund Authority, (Transportation System) (Insured; XLCA)	5.00	12/15/17	2,500,000		2,658,700
		36,988,932
New Mexico - .3%
New Mexico Educational Assistance Foundation, Education Loan Revenue	1.11	12/1/20	325,000	[a]	324,968
New Mexico Finance Authority, Subordinate Lien Public Project Revolving Fund Revenue (Insured; National Public Finance Guarantee Corp.)	5.25	6/15/18	2,605,000		2,762,811
		3,087,779
New York - 13.5%
Long Island Power Authority, Electric System General Revenue	5.00	5/1/17	3,830,000		4,026,364
Long Island Power Authority, Electric System General Revenue	0.95	11/1/18	10,000,000	[a]	9,931,700
Metropolitan Transportation Authority, Transportation Revenue	0.59	6/1/20	10,000,000	[a]	9,887,600
Nassau County, GO (General Improvement)	5.00	4/1/19	10,000,000		11,220,100
Nassau County, GO (Insured; Assured Guaranty Municipal Corp.)	5.00	7/1/16	4,595,000		4,665,993
New York City, GO	5.25	8/1/16	15,000		15,066
New York City, GO	5.00	8/1/17	10,000,000		10,637,800
New York City, GO	5.00	8/1/17	9,545,000		10,153,780
New York City, GO	0.59	8/1/27	7,000,000	[a]	6,984,110
New York City, GO (Insured; Assured Guaranty Municipal Corp.)	1.41	8/1/17	5,000,000	[a]	5,051,750
New York City Transitional Finance Authority, Future Tax Secured Subordinate Revenue	5.00	11/1/18	5,000,000		5,579,900
New York State Dormitory Authority, State Personal Income Tax Revenue (General Purpose)	5.00	3/15/18	10,000,000		10,902,500

31

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon National Short-Term Municipal Bond Fund (continued)
Long-Term Municipal Investments - 97.9% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
New York - 13.5% (continued)
New York State Dormitory Authority, State Sales Tax Revenue	5.00	3/15/18	15,000,000		16,382,700
New York State Dormitory Authority, Third General Resolution Revenue (State University Educational Facilities Issue)	4.00	5/15/17	4,825,000		5,031,269
New York State Environmental Facilities Corporation, SWDR (Waste Management, Inc. Project)	2.75	7/1/17	2,000,000		2,042,780
Port Authority of New York and New Jersey, (Consolidated Bonds, 185th Series)	5.00	9/1/17	2,000,000		2,131,060
Triborough Bridge and Tunnel Authority, General Revenue (MTA Bridges and Tunnels)	0.87	12/1/18	15,000,000	[a]	14,956,950
Triborough Bridge and Tunnel Authority, Subordinate Revenue (MTA Bridges and Tunnels) (Insured; Assured Guaranty Municipal Corp.)	0.45	1/1/19	250,000	[a]	249,140
Yonkers, GO	3.00	8/1/17	2,045,000		2,108,538
Yonkers, GO	4.00	8/1/18	3,130,000		3,350,884
Yonkers, GO	4.00	9/1/18	1,230,000		1,320,959
		136,630,943
North Carolina - 1.2%
North Carolina Medical Care Commission, Health Care Facilities Revenue (Wake Forest Baptist Obligated Group)	0.75	12/1/17	2,300,000	[a]	2,290,547
University of North Carolina Board of Governers, General Revenue (The University of North Carolina at Chapel Hill)	1.04	12/1/17	10,100,000	[a]	10,115,453
		12,406,000
Ohio - 1.4%
Akron, Income Tax Revenue (Community Learning Centers)	4.00	12/1/16	4,090,000		4,200,880
Hamilton County, Sewer System Revenue (The Metropolitan Sewer District of Greater Cincinnati)	5.00	12/1/17	3,850,000		4,150,377
Hamilton County, Sewer System Revenue (The Metropolitan Sewer District of Greater Cincinnati)	5.00	12/1/18	2,280,000		2,547,832
Ohio Water Development Authority, Drinking Water Assistance Fund Revenue	5.00	12/1/17	1,925,000		2,076,613
Ohio Water Development Authority, SWDR (Waste Management Project)	2.25	7/1/16	1,000,000		1,006,360
		13,982,062
Pennsylvania - 8.4%
Allegheny County Sanitary Authority, Sewer Revenue (Insured; Assured Guaranty Municipal Corp.)	5.00	6/1/17	4,670,000		4,926,570
Jim Thorpe Area School District, GO (Insured; National Public Finance Guarantee Corp.)	5.30	3/15/16	150,000		150,330
Pennsylvania, GO	5.00	9/1/16	4,420,000		4,438,873
Pennsylvania, GO	5.00	10/15/17	6,450,000		6,902,919
Pennsylvania, GO	5.00	8/15/19	4,995,000		5,668,026
Pennsylvania Economic Development Financing Authority, Private Activity Revenue (The Pennsylvania Rapid Bridge Replacement Project)	4.00	6/30/18	4,000,000		4,247,680
Pennsylvania Economic Development Financing Authority, Private Activity Revenue (The Pennsylvania Rapid Bridge Replacement Project)	5.00	6/30/19	2,500,000		2,801,875
Pennsylvania Economic Development Financing Authority, Private Activity Revenue (The Pennsylvania Rapid Bridge Replacement Project)	5.00	12/31/19	2,000,000		2,257,560
Pennsylvania Economic Development Financing Authority, Private Activity Revenue (The Pennsylvania Rapid Bridge Replacement Project)	5.00	6/30/20	2,000,000		2,270,260
Pennsylvania Economic Development Financing Authority, SWDR (Waste Management, Inc. Project)	2.25	7/1/19	5,000,000		5,100,300

32

BNY Mellon National Short-Term Municipal Bond Fund (continued)
Long-Term Municipal Investments - 97.9% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Pennsylvania - 8.4% (continued)
Pennsylvania Turnpike Commission, Turnpike Revenue	0.61	12/1/18	4,000,000	[a]	3,983,640
Pennsylvania Turnpike Commission, Turnpike Revenue	0.71	12/1/19	2,150,000	[a]	2,142,303
Pennsylvania Turnpike Commission, Turnpike Subordinate Revenue	0.81	12/1/18	5,000,000	[a]	4,993,050
Philadelphia, Water and Wastewater Revenue	5.00	1/1/20	6,150,000		7,066,596
Philadelphia, Water and Wastewater Revenue (Insured; Assured Guaranty Municipal Corp.)	5.00	8/1/17	3,690,000		3,921,105
Philadelphia School District, GO	5.00	9/1/18	5,350,000		5,813,791
Pittsburgh, GO	5.00	9/1/18	7,000,000		7,718,620
Pittsburgh and Allegheny County Sports and Exhibition Authority, Regional Asset District Sales Tax Revenue (Insured; Assured Guaranty Municipal Corp.)	5.00	2/1/18	2,540,000		2,737,993
State Public School Building Authority, Revenue (Albert Gallatin Area School District Project)	1.09	9/1/18	2,910,000	[a]	2,922,309
Woodland Hills School District, GO	5.00	9/1/17	5,010,000		5,311,552
		85,375,352
South Carolina - .7%
Piedmont Municipal Power Agency, Electric Revenue	5.00	1/1/17	1,060,000		1,099,231
South Carolina Public Service Authority, Revenue Obligations (Santee Cooper)	5.00	12/1/18	5,000,000		5,574,250
		6,673,481
Tennessee - 1.5%
Memphis-Shelby County Airport Authority, Airport Revenue	5.00	7/1/16	6,105,000		6,197,247
Memphis-Shelby County Airport Authority, Airport Revenue	5.00	7/1/17	4,905,000		5,175,364
Memphis-Shelby County Airport Authority, Airport Revenue	5.38	7/1/18	3,175,000		3,483,642
		14,856,253
Texas - 7.5%
Cypress-Fairbanks Independent School District, Unlimited Tax School Building Bonds (Permanent School Fund Guarantee Program)	1.05	8/15/17	6,880,000		6,887,499
Cypress-Fairbanks Independent School District, Unlimited Tax School Building Bonds (Permanent School Fund Guarantee Program)	3.00	8/15/17	7,500,000		7,737,825
Dallas Independent School District, Limited Maintenance Tax Notes	1.50	8/15/18	4,050,000		4,110,264
Grand Parkway Transportation Corporation, Grand Parkway System Subordinate Tier Toll Revenue, BAN	3.00	12/15/16	10,000,000		10,195,800
Houston Convention and Entertainment Facilities Department, Hotel Occupancy Tax and Special Revenue	4.88	9/1/17	5,000,000		5,105,850
Houston Independent School District, Limited Tax Schoolhouse Bonds (Permanent School Fund Guarantee Program)	2.00	6/1/16	6,000,000		6,027,240
Katy Independent School District, Unlimited Tax Bonds (Permanent School Fund Guarantee Program)	5.00	8/15/17	4,000,000		4,242,800
North Central Texas Health Facilities Development Corporation, HR (Children's Medical Center of Dallas Project)	5.00	8/15/17	1,000,000		1,063,230
Northside Independent School District, Unlimited Tax School Building Bonds (Permanent School Fund Guarantee Program)	1.35	6/1/18	9,890,000		9,977,230
Sam Rayburn Municipal Power Agency, Power Supply System Revenue	5.00	10/1/16	2,320,000		2,381,990
San Antonio, Electric and Gas Systems Junior Lien Revenue	2.00	12/1/16	3,000,000		3,034,710
San Antonio Independent School District, Unlimited Tax Bonds (Permanent School Fund Guarantee Program)	2.00	8/1/17	8,850,000		8,999,211

33

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon National Short-Term Municipal Bond Fund (continued)
Long-Term Municipal Investments - 97.9% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Texas - 7.5% (continued)
San Antonio Independent School District, Unlimited Tax Bonds (Permanent School Fund Guarantee Program)	2.00	8/1/18	2,870,000		2,942,324
Texas Municipal Gas Acquisition and Supply Corporation I, Gas Supply Senior Lien Revenue	5.25	12/15/18	3,325,000		3,655,571
		76,361,544
Virginia - 2.7%
Greater Richmond Convention Center Authority, Hotel Tax Revenue	5.00	6/15/17	2,280,000		2,409,755
Greater Richmond Convention Center Authority, Hotel Tax Revenue	5.00	6/15/18	1,750,000		1,917,825
Virginia College Building Authority, Educational Facilities Revenue (21st Century College and Equipment Programs)	5.00	2/1/18	10,000,000		10,846,300
York County Economic Development Authority, PCR (Virginia Electric and Power Company Project)	1.88	5/16/19	12,075,000		12,351,397
		27,525,277
Washington - 2.5%
Energy Northwest, Electric Revenue (Project 3)	5.00	7/1/18	10,000,000		11,012,900
Port of Seattle, Intermediate Lien Revenue	5.00	2/1/19	5,875,000		6,570,541
Seattle, Municipal Light and Power Revenue	0.69	11/1/18	7,500,000	[a]	7,500,000
		25,083,441
West Virginia - .3%
West Virginia University Board of Governors, Revenue (West Virginia University Projects)	0.54	10/1/19	3,500,000	[a]	3,475,885
Wisconsin - 1.2%
La Crosse County, GO, BAN	1.00	10/15/17	6,200,000		6,208,370
Stanley, Sewerage System Revenue, BAN	2.25	3/1/18	4,725,000		4,820,823
Wisconsin Health and Educational Facilities Authority, Revenue (Ascension Health Alliance Senior Credit Group)	4.00	3/1/18	1,500,000		1,597,080
		12,626,273
U.S. Related - .3%
A.B. Won International Airport Authority of Guam, General Revenue	5.00	10/1/16	2,500,000		2,557,125
Puerto Rico Highways and Transportation Authority, Transportation Revenue	5.00	7/1/17	2,885,000		692,400
		3,249,525
Total Long-Term Municipal Investments (cost $991,386,471)					993,062,536
Short-Term Municipal Investments - 1.0%
New York - 1.0%
Suffolk County, GO Notes (cost $10,077,997)	2.00	9/30/16	10,000,000		10,081,300
Short-Term Investments - 1.7%

U.S. Treasury Bills (cost $17,599,804)	0.00	3/3/16	17,600,000		17,599,859
Total Investments (cost $1,019,064,272)			100.6%		1,020,743,695
Liabilities, Less Cash and Receivables			(0.6%)		(6,384,480)
Net Assets			100.0%		1,014,359,215

a Variable rate security—rate shown is the interest rate in effect at period end. Date shown represents the earlier of the next interest reset date or ultimate maturity date.

b Security issued with a zero coupon. Income is recognized through the accretion of discount.

c These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.

d Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 29, 2016, these securities were valued at $3,818,582 or .38% of net assets.

34

Portfolio Summary (Unaudited) †	Value (%)
Transportation Services	19.8
Education	15.8
Special Tax	9.2
Utility-Electric	9.1
State/Territory	8.0
City	7.5
Utility-Water and Sewer	5.6
County	3.7
Health Care	3.6
Resource Recovery	2.6
Industrial	2.2
Lease	2.1
U.S. Government	1.7
Pollution Control	.9
Prerefunded	.5
Other	8.3
100.6

† Based on net assets.

See notes to financial statements.

35

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Pennsylvania Intermediate Municipal Bond Fund
Long-Term Municipal Investments - 98.2%	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Alabama - 1.3%
Jefferson County, Limited Obligation School Warrants (Insured; Assured Guaranty Municipal Corp.)	5.50	1/1/21	3,500,000		3,534,160
California - .3%
Agua Caliente Band, Cahuilla Indians Revenue	6.00	7/1/18	900,000	[a]	896,139
Florida - .7%
Lake County School Board, COP (Master Lease Purchase Agreement)	5.00	6/1/27	1,620,000		1,908,846
Illinois - 2.2%
Chicago, GO	5.00	1/1/24	500,000		512,015
Chicago, GO (Neighborhoods Alive 21 Program)	5.25	1/1/22	1,285,000		1,358,926
Chicago Board of Education, Unlimited Tax GO (Dedicated Alternate Revenues)	5.25	12/1/35	1,000,000		810,440
Illinois, GO	5.25	2/1/29	2,000,000		2,199,100
Illinois, GO (Insured; National Public Finance Guarantee Corp.)	5.50	8/1/17	1,000,000		1,061,490
		5,941,971
Michigan - .8%
Michigan Finance Authority, HR (Trinity Health Credit Group)	5.00	12/1/33	1,850,000		2,122,967
New Jersey - 2.2%
New Jersey Economic Development Authority, School Facilities Construction Revenue	5.00	3/1/27	2,000,000		2,165,620
New Jersey Economic Development Authority, School Facilities Construction Revenue (Insured; AMBAC)	5.25	12/15/20	1,250,000		1,403,475
New Jersey Economic Development Authority, School Facilities Construction Revenue (Insured; National Public Finance Guarantee Corp.)	5.25	12/15/21	2,000,000		2,308,540
		5,877,635
New York - 2.6%
New York City Municipal Water Finance Authority, Water and Sewer System Second General Resolution Revenue	5.00	6/15/44	3,000,000		3,457,470
New York Liberty Development Corporation, Revenue (3 World Trade Center Project)	5.00	11/15/44	1,750,000	[a]	1,866,935
New York State Urban Development Corporation, State Personal Income Tax Revenue (General Purpose)	5.00	3/15/29	1,500,000		1,805,445
		7,129,850
Pennsylvania - 84.2%
Allegheny County Port Authority, Special Transportation Revenue	5.25	3/1/24	5,000,000		5,938,700
Allegheny County Sanitary Authority, Sewer Revenue (Insured; Assured Guaranty Municipal Corp.)	5.00	6/1/26	3,000,000		3,524,460
Beaver County Hospital Authority, Revenue (Heritage Valley Health System, Inc.)	5.00	5/15/19	1,205,000		1,357,047
Beaver County Hospital Authority, Revenue (Heritage Valley Health System, Inc.)	5.00	5/15/23	1,370,000		1,603,147
Beaver County Hospital Authority, Revenue (Heritage Valley Health System, Inc.)	5.00	5/15/25	1,250,000		1,440,225
Berks County Municipal Authority, Revenue (The Reading Hospital and Medical Center Project)	5.00	11/1/19	2,000,000		2,286,660
Boyertown Area School District, GO	5.00	10/1/34	1,060,000		1,226,060
Boyertown Area School District, GO	5.00	10/1/35	1,425,000		1,641,571
Canonsburg-Houston Joint Authority, Sewer Revenue	5.00	12/1/23	1,260,000		1,530,509
Central Bucks School District, GO (Prerefunded)	5.00	5/15/18	5,000,000	[b]	5,471,250
Chester County, GO	5.00	7/15/25	3,060,000		3,477,751

36

BNY Mellon Pennsylvania Intermediate Municipal Bond Fund (continued)
Long-Term Municipal Investments - 98.2% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Pennsylvania - 84.2% (continued)
Delaware County Authority, Revenue (Villanova University)	5.00	8/1/30	1,000,000		1,188,750
Delaware River Port Authority, Port District Project Revenue	5.00	1/1/18	1,230,000		1,316,211
Downingtown Area School District, GO	5.00	11/1/18	2,010,000		2,241,974
Easton Area School District, GO (Insured; Assured Guaranty Municipal Corp.)	5.50	4/1/23	2,260,000		2,477,344
Erie County, GO (Insured; National Public Finance Guarantee Corp.)	5.50	9/1/22	1,640,000		2,049,754
Fox Chapel Area School District, GO	5.00	8/1/34	3,190,000		3,700,559
Lower Merion School District, GO (Prerefunded)	5.00	9/1/17	2,980,000	[b]	3,178,915
Lower Paxton Township, GO	5.00	4/1/42	1,000,000		1,125,840
Monroeville Finance Authority, Revenue (University of Pennsylvania Medical Center)	5.00	2/15/26	2,135,000		2,641,016
Montgomery County, GO	5.00	12/15/24	2,545,000		2,914,076
Montgomery County, GO	4.00	4/1/28	1,500,000		1,675,770
Montgomery County, GO (Prerefunded)	5.00	12/15/19	100,000	[b]	115,611
Montgomery County Industrial Development Authority, FHA Insured Mortgage Revenue (New Regional Medical Center Project) (Prerefunded)	5.50	8/1/20	995,000	[b]	1,191,224
Montgomery County Industrial Development Authority, Health System Revenue (Albert Einstein Healthcare Network Issue)	5.00	1/15/20	1,000,000		1,111,850
Northhampton County General Purpose Authority, College Revenue (Lafayette College)	5.00	11/1/43	3,500,000		3,958,465
Pennsylvania, GO	5.00	7/1/20	5,000,000		5,796,300
Pennsylvania, GO	5.00	3/15/28	2,200,000		2,631,288
Pennsylvania, GO	5.00	4/1/28	3,000,000		3,533,430
Pennsylvania, GO (Insured; Assured Guaranty Municipal Corp.)	5.00	8/15/22	3,060,000		3,720,103
Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue (Amtrak Project)	5.00	11/1/26	1,000,000		1,134,090
Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue (Amtrak Project)	5.00	11/1/27	1,535,000		1,727,382
Pennsylvania Economic Development Financing Authority, Governmental LR (Forum Place Project)	5.00	3/1/25	1,000,000		1,146,140
Pennsylvania Economic Development Financing Authority, Revenue (University of Pittsburgh Medical Center)	5.00	2/1/26	2,455,000		2,977,080
Pennsylvania Economic Development Financing Authority, SWDR (Waste Management, Inc. Project)	2.25	7/1/19	5,000,000		5,100,300
Pennsylvania Economic Development Financing Authority, Unemployment Compensation Revenue	5.00	7/1/20	4,000,000		4,557,360
Pennsylvania Economic Development Financing Authority, Unemployment Compensation Revenue	5.00	1/1/22	1,000,000		1,061,790
Pennsylvania Higher Educational Facilities Authority, Health System Revenue (University of Pennsylvania)	5.00	8/15/40	2,000,000		2,300,660
Pennsylvania Higher Educational Facilities Authority, Revenue (Saint Joseph's University)	5.00	11/1/25	2,010,000		2,312,666
Pennsylvania Higher Educational Facilities Authority, Revenue (State System of Higher Education)	5.25	6/15/24	5,000,000		5,957,450
Pennsylvania Higher Educational Facilities Authority, Revenue (State System of Higher Education)	5.00	6/15/26	1,000,000		1,148,940
Pennsylvania Higher Educational Facilities Authority, Revenue (State System of Higher Education)	5.00	6/15/30	1,875,000		2,158,894
Pennsylvania Higher Educational Facilities Authority, Revenue (Temple University)	5.00	4/1/26	1,000,000		1,175,560
Pennsylvania Higher Educational Facilities Authority, Revenue (The Trustees of the University of Pennsylvania) (Escrowed to Maturity)	5.00	9/1/19	5,090,000		5,831,002
Pennsylvania Higher Educational Facilities Authority, Revenue (Thomas Jefferson University) (Insured; AMBAC)	5.25	9/1/18	1,485,000		1,641,549

37

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Pennsylvania Intermediate Municipal Bond Fund (continued)
Long-Term Municipal Investments - 98.2% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Pennsylvania - 84.2% (continued)
Pennsylvania Industrial Development Authority, EDR	5.00	7/1/21	5,000,000		5,911,450
Pennsylvania Infrastructure Investment Authority, Revenue (PENNVEST/Commonwealth Funded Loan Pool Program)	5.00	5/15/22	2,155,000		2,634,574
Pennsylvania Intergovernmental Cooperation Authority, Special Tax Revenue (City of Philadelphia Funding Program)	5.00	6/15/21	2,000,000		2,331,500
Pennsylvania Intergovernmental Cooperation Authority, Special Tax Revenue (City of Philadelphia Funding Program)	5.00	6/15/22	3,395,000		3,943,768
Pennsylvania State University, GO	5.00	3/1/28	2,980,000		3,414,663
Pennsylvania State University, GO	5.00	3/1/40	3,000,000		3,384,930
Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Turnpike Subordinate Special Revenue	5.00	12/1/24	1,165,000		1,402,672
Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Turnpike Subordinate Special Revenue	5.00	12/1/32	1,190,000		1,366,644
Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Turnpike Subordinate Special Revenue	5.00	12/1/38	2,415,000		2,741,435
Pennsylvania Turnpike Commission, Registration Fee Revenue (Insured; Assured Guaranty Municipal Corp.)	5.25	7/15/25	2,500,000		3,129,975
Pennsylvania Turnpike Commission, Turnpike Revenue	5.00	12/1/40	2,000,000		2,233,320
Pennsylvania Turnpike Commission, Turnpike Subordinate Revenue	5.25	12/1/35	2,280,000		2,654,353
Pennsylvania Turnpike Commission, Turnpike Subordinate Revenue (Insured; Assured Guaranty Corp.) (Prerefunded)	6.00	6/1/18	1,500,000	[b]	1,677,465
Pennsylvania Turnpike Commission, Turnpike Subordinate Revenue (Prerefunded)	5.00	6/1/18	5,000,000	[b]	5,479,850
Perkiomen Valley School District, GO	4.00	3/1/28	3,345,000		3,750,849
Philadelphia, Airport Revenue	5.00	6/15/20	1,750,000		2,016,875
Philadelphia, GO	5.25	7/15/27	4,000,000		4,767,040
Philadelphia, Water and Wastewater Revenue	5.00	11/1/26	2,000,000		2,387,200
Philadelphia, Water and Wastewater Revenue	5.00	11/1/27	2,840,000		3,364,065
Philadelphia, Water and Wastewater Revenue	5.00	7/1/31	2,000,000		2,370,140
Philadelphia, Water and Wastewater Revenue	5.00	1/1/36	2,830,000		3,212,644
Philadelphia Authority for Industrial Development, Revenue (Temple University)	5.00	4/1/25	2,500,000		3,090,650
Philadelphia Authority for Industrial Development, Revenue (Temple University)	5.00	4/1/31	2,000,000		2,356,140
Philadelphia School District, GO	5.00	9/1/20	1,805,000		2,020,084
Pittsburgh, GO	5.00	9/1/25	2,000,000		2,358,500
Pittsburgh, GO	5.00	9/1/26	5,000,000		5,849,750
Pittsburgh School District, GO (Insured; Build America Mutual Assurance Company)	5.00	9/1/25	1,000,000		1,177,250
Pittsburgh Water and Sewer Authority, Water and Sewer System First Lien Revenue (Insured; Assured Guaranty Municipal Corp.)	5.00	9/1/25	2,580,000		3,099,664
Pocono Mountain School District, GO (Insured; Assured Guaranty Municipal Corp.)	5.00	9/1/22	3,500,000		3,643,465
Saint Mary Hospital Authority, Health System Revenue (Catholic Health East Issue)	5.00	11/15/22	1,500,000		1,747,560
Saint Mary Hospital Authority, Health System Revenue (Catholic Health East Issue)	5.25	11/15/23	2,000,000		2,336,560
Southcentral Pennsylvania General Authority, Revenue (WellSpan Health Obligation Group)	5.00	6/1/27	1,085,000		1,292,343

38

BNY Mellon Pennsylvania Intermediate Municipal Bond Fund (continued)
Long-Term Municipal Investments - 98.2% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Pennsylvania - 84.2% (continued)
Southeastern Pennsylvania Transportation Authority, Capital Grant Receipts Bonds (Federal Transit Administration Section 5309 Fixed Guideway Modernization Formula Funds)	5.00	6/1/23	2,000,000		2,341,620
Southeastern Pennsylvania Transportation Authority, Revenue	5.00	3/1/26	2,450,000		2,799,615
State Public School Building Authority, School Lease Revenue (The School District of Philadelphia Project)	5.00	4/1/21	1,000,000		1,121,930
State Public School Building Authority, School Lease Revenue (The School District of Philadelphia Project) (Insured; Assured Guaranty Municipal Corp.)	5.00	6/1/24	2,000,000		2,386,580
State Public School Building Authority, School Lease Revenue (The School District of Philadelphia Project) (Insured; Assured Guaranty Municipal Corp.)	5.00	4/1/31	2,490,000		2,776,948
Swarthmore Borough Authority, Revenue (Swarthmore College)	5.00	9/15/38	1,800,000		2,123,910
University of Pittsburgh - of the Commonwealth System of Higher Education, University Capital Project Bonds	5.50	9/15/21	2,500,000		2,862,125
West View Borough Municipal Authority, Water Revenue	5.00	11/15/32	3,000,000		3,519,600
		229,376,429
Texas - 1.3%
North Texas Tollway Authority, Second Tier System Revenue	5.00	1/1/33	3,000,000		3,485,460
U.S. Related - 2.6%
Guam, Business Privilege Tax Revenue	5.00	1/1/24	1,500,000		1,741,395
Guam, LOR (Section 30)	5.63	12/1/29	1,000,000		1,111,440
Puerto Rico Commonwealth, Public Improvement GO (Insured; AMBAC)	5.50	7/1/19	3,000,000		3,055,080
Puerto Rico Infrastructure Financing Authority, Special Tax Revenue	5.00	7/1/21	4,000,000	[c]	652,000
Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue (First Subordinate Series)	0/6.75	8/1/32	1,000,000	[d]	400,210
Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue (First Subordinate Series)	0/6.25	8/1/33	500,000	[d]	130,200
		7,090,325
Total Long-Term Municipal Investments (cost $256,104,023)					267,363,782
Short-Term Investments - .1%

U.S. Treasury Bills (cost $399,996)	0.00	3/3/16	400,000		399,997
Total Investments (cost $256,504,019)			98.3%		267,763,779
Cash and Receivables (Net)			1.7%		4,544,383
Net Assets			100.0%		272,308,162

a Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 29, 2016, these securities were valued at $2,763,074 or 1.01% of net assets.

b These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.

c Non-income producing—security in default.

d Zero coupon until a specified date at which time the stated coupon rate becomes effective until maturity.

39

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Portfolio Summary (Unaudited) †	Value (%)
Education	18.0
Transportation Services	14.8
City	11.0
Utility-Water and Sewer	10.1
Health Care	7.7
State/Territory	7.0
Prerefunded	5.8
Special Tax	4.4
County	3.8
Lease	3.0
Industrial	2.9
Resource Recovery	1.9
U.S. Government	.1
Other	7.8
98.3

† Based on net assets.

See notes to financial statements.

40

BNY Mellon Massachusetts Intermediate Municipal Bond Fund
Long-Term Municipal Investments - 97.9%	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Illinois - .8%
Chicago, GO	5.00	1/1/23	1,970,000		2,024,983
Chicago Board of Education, Unlimited Tax GO (Dedicated Alternate Revenues)	5.25	12/1/35	1,000,000		810,440
		2,835,423
Massachusetts - 90.5%
Barnstable, GO	4.00	9/15/21	580,000		673,171
Bellingham, GO (Municipal Purpose Loan)	4.00	9/1/19	460,000		512,472
Berkshire Wind Power Cooperative Corporation, Wind Project Revenue	5.25	7/1/23	750,000		863,918
Boston, GO	5.00	3/1/25	1,150,000		1,441,111
Boston Water and Sewer Commission, General Revenue	5.00	11/1/17	2,000,000		2,158,380
Boston Water and Sewer Commission, General Revenue	5.00	11/1/18	1,500,000		1,683,915
Boston Water and Sewer Commission, General Revenue (Prerefunded)	5.00	5/1/19	2,480,000	[a]	2,812,717
Boston Water and Sewer Commission, General Revenue (Prerefunded)	5.00	11/1/19	2,500,000	[a]	2,881,950
Canton, GO (Municipal Purpose Loan)	5.00	3/15/21	1,250,000		1,497,125
Falmouth, GO (Municipal Purpose Loan)	4.00	11/15/19	625,000		699,625
Falmouth, GO (Municipal Purpose Loan)	4.00	11/15/20	605,000		692,066
Falmouth, GO (Municipal Purpose Loan)	4.00	7/15/21	1,000,000		1,156,420
Falmouth, GO (Municipal Purpose Loan)	4.00	7/15/22	1,210,000		1,420,794
Groton-Dunstable Regional School District, GO	5.00	9/1/20	725,000		851,861
Hingham, GO (Municipal Purpose Loan)	5.00	5/15/19	955,000		1,084,517
Massachusetts, Federal Highway GAN (Accelerated Bridge Program)	5.00	6/15/22	3,000,000		3,699,180
Massachusetts, Federal Highway GAN (Accelerated Bridge Program)	5.00	6/15/25	5,060,000		6,341,344
Massachusetts, GO	0.87	11/1/18	2,500,000	[b]	2,500,775
Massachusetts, GO	5.25	8/1/21	1,975,000		2,408,532
Massachusetts, GO	5.25	8/1/23	1,000,000		1,260,790
Massachusetts, GO (Consolidated Loan)	5.00	8/1/23	310,000		363,078
Massachusetts, GO (Consolidated Loan)	5.00	7/1/25	5,575,000		6,835,786
Massachusetts, GO (Consolidated Loan)	5.00	11/1/25	2,250,000		2,778,435
Massachusetts, GO (Consolidated Loan)	5.00	8/1/26	5,000,000		6,004,700
Massachusetts, GO (Consolidated Loan)	5.00	8/1/33	920,000		1,078,304
Massachusetts, GO (Consolidated Loan) (Green Bonds)	5.00	9/1/22	1,650,000		2,029,648
Massachusetts, GO (Consolidated Loan) (Insured; Assured Guaranty Municipal Corp.) (Prerefunded)	5.25	8/1/17	5,825,000	[a]	6,211,547
Massachusetts, GO (Insured; Assured Guaranty Municipal Corp.)	5.25	9/1/25	350,000		455,536
Massachusetts, Transportation Fund Revenue (Accelerated Bridge Program)	5.00	6/1/21	2,100,000		2,532,579
Massachusetts, Transportation Fund Revenue (Accelerated Bridge Program)	5.00	6/1/22	1,620,000		1,945,442

41

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Massachusetts Intermediate Municipal Bond Fund (continued)
Long-Term Municipal Investments - 97.9% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Massachusetts - 90.5% (continued)
Massachusetts, Transportation Fund Revenue (Rail Enhancement Program)	5.00	6/1/19	1,085,000	1,234,773
Massachusetts Bay Transportation Authority, Assessment Revenue	5.00	7/1/18	4,000,000	4,413,080
Massachusetts Bay Transportation Authority, Assessment Revenue	5.00	7/1/24	500,000	608,985
Massachusetts Bay Transportation Authority, Senior Sales Tax Revenue	5.00	7/1/20	2,500,000	2,936,350
Massachusetts Bay Transportation Authority, Senior Sales Tax Revenue	5.25	7/1/20	1,500,000	1,777,725
Massachusetts Bay Transportation Authority, Senior Sales Tax Revenue	5.25	7/1/21	3,085,000	3,757,777
Massachusetts Bay Transportation Authority, Senior Sales Tax Revenue	5.25	7/1/21	2,000,000	2,436,160
Massachusetts Bay Transportation Authority, Senior Sales Tax Revenue	5.25	7/1/22	2,430,000	3,028,144
Massachusetts Clean Energy Cooperative Corporation, Clean Energy Cooperative Revenue (A Massachusetts Municipal Lighting Plant Cooperative)	5.00	7/1/28	1,250,000	1,486,438
Massachusetts College Building Authority, Project Revenue	4.00	5/1/19	345,000	380,083
Massachusetts College Building Authority, Project Revenue	5.00	5/1/27	3,000,000	3,636,450
Massachusetts College Building Authority, Project Revenue (Prerefunded)	5.00	5/1/19	1,000,000 [a]	1,132,470
Massachusetts Department of Transportation, Metropolitan Highway System Senior Revenue	5.00	1/1/32	1,530,000	1,725,962
Massachusetts Department of Transportation, Metropolitan Highway System Subordinated Revenue (Commonwealth Contract Assistance Secured)	5.00	1/1/35	3,045,000	3,453,274
Massachusetts Development Finance Agency, Revenue (Babson College Issue)	5.00	10/1/25	545,000	680,809
Massachusetts Development Finance Agency, Revenue (Baystate Medical Center Issue)	5.00	7/1/24	350,000	425,922
Massachusetts Development Finance Agency, Revenue (Bentley University Issue)	5.00	7/1/40	1,500,000	1,739,820
Massachusetts Development Finance Agency, Revenue (Boston College Issue)	5.00	7/1/19	950,000	1,082,877
Massachusetts Development Finance Agency, Revenue (Boston College Issue)	5.00	7/1/19	900,000	1,025,883
Massachusetts Development Finance Agency, Revenue (Boston College Issue)	5.00	7/1/23	1,750,000	2,172,100
Massachusetts Development Finance Agency, Revenue (Boston Medical Center Issue) (Green Bonds)	5.00	7/1/44	3,250,000	3,614,812
Massachusetts Development Finance Agency, Revenue (CareGroup Issue)	5.00	7/1/22	1,000,000	1,194,850
Massachusetts Development Finance Agency, Revenue (Curry College Issue) (Insured; ACA)	4.75	3/1/20	530,000	531,786
Massachusetts Development Finance Agency, Revenue (Curry College Issue) (Insured; ACA)	5.25	3/1/26	1,000,000	1,003,740
Massachusetts Development Finance Agency, Revenue (Emerson College Issue)	5.00	1/1/19	2,000,000	2,202,020
Massachusetts Development Finance Agency, Revenue (Emerson College Issue)	5.00	1/1/25	1,000,000	1,192,750
Massachusetts Development Finance Agency, Revenue (Lahey Health System Obligated Group Issue)	5.00	8/15/27	1,000,000	1,145,310
Massachusetts Development Finance Agency, Revenue (Lahey Health System Obligated Group Issue)	5.00	8/15/28	1,000,000	1,143,680
Massachusetts Development Finance Agency, Revenue (MCPHS University Issue)	5.00	7/1/31	400,000	474,752
Massachusetts Development Finance Agency, Revenue (MCPHS University Issue)	5.00	7/1/32	300,000	353,895
Massachusetts Development Finance Agency, Revenue (MCPHS University Issue)	5.00	7/1/37	465,000	540,242
Massachusetts Development Finance Agency, Revenue (Olin College Issue)	5.00	11/1/38	5,000,000	5,788,150
Massachusetts Development Finance Agency, Revenue (Partners HealthCare System Issue)	5.00	7/1/25	1,825,000	2,157,716
Massachusetts Development Finance Agency, Revenue (Partners HealthCare System Issue)	5.00	7/1/31	675,000	785,214
Massachusetts Development Finance Agency, Revenue (Partners HealthCare System Issue)	4.00	7/1/32	5,000,000	5,418,350

42

BNY Mellon Massachusetts Intermediate Municipal Bond Fund (continued)
Long-Term Municipal Investments - 97.9% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Massachusetts - 90.5% (continued)
Massachusetts Development Finance Agency, Revenue (SABIS International Charter School Issue)	5.00	4/15/33	3,410,000	3,762,458
Massachusetts Development Finance Agency, Revenue (SABIS International Charter School Issue)	5.00	4/15/40	1,230,000	1,332,299
Massachusetts Development Finance Agency, Revenue (Simmons College Issue)	5.25	10/1/24	465,000	553,234
Massachusetts Development Finance Agency, Revenue (Simmons College Issue)	5.00	10/1/25	700,000	840,112
Massachusetts Development Finance Agency, Revenue (Simmons College Issue)	5.00	10/1/29	2,820,000	3,279,237
Massachusetts Development Finance Agency, Revenue (Southcoast Health System Obligated Group Issue)	4.00	7/1/20	530,000	586,509
Massachusetts Development Finance Agency, Revenue (Southcoast Health System Obligated Group Issue)	5.00	7/1/27	1,550,000	1,846,081
Massachusetts Development Finance Agency, Revenue (Sterling and Francine Clark Art Institute Issue)	5.00	7/1/32	1,910,000	2,265,222
Massachusetts Development Finance Agency, Revenue (The Broad Institute Issue)	5.25	4/1/23	3,675,000	4,425,766
Massachusetts Development Finance Agency, Revenue (The Broad Institute Issue)	5.25	4/1/24	4,500,000	5,410,665
Massachusetts Development Finance Agency, Revenue (The Park School Issue)	5.00	9/1/21	300,000	353,253
Massachusetts Development Finance Agency, Revenue (UMass Memorial Health Care Obligated Group Issue)	5.00	7/1/24	2,000,000	2,416,860
Massachusetts Development Finance Agency, Revenue (UMass Memorial Health Care Obligated Group Issue)	5.00	7/1/25	1,275,000	1,546,103
Massachusetts Development Finance Agency, Revenue (UMass Memorial Health Care Obligated Group Issue)	5.00	7/1/28	2,000,000	2,394,540
Massachusetts Development Finance Agency, Revenue (Western New England University Issue)	5.00	9/1/35	1,350,000	1,525,365
Massachusetts Development Finance Agency, Revenue (Western New England University Issue)	5.00	9/1/40	2,650,000	2,948,655
Massachusetts Development Finance Agency, Revenue (Western New England University Issue)	5.00	9/1/45	1,000,000	1,106,760
Massachusetts Development Finance Agency, Revenue (Williams College Issue)	5.00	7/1/25	3,000,000	3,740,100
Massachusetts Development Finance Agency, Revenue (Worcester City Campus Corporation Issue) (University of Massachusetts Project)	4.00	10/1/17	730,000	770,435
Massachusetts Development Finance Agency, Revenue (Worcester City Campus Corporation Issue) (University of Massachusetts Project)	5.00	10/1/19	910,000	1,044,070
Massachusetts Development Finance Agency, Revenue (Worcester City Campus Corporation Issue) (University of Massachusetts Project)	5.00	10/1/20	905,000	1,068,298
Massachusetts Development Finance Agency, Revenue (Worcester City Campus Corporation Issue) (University of Massachusetts Project)	5.00	10/1/21	830,000	1,002,980
Massachusetts Development Finance Agency, Special Obligation Revenue (Commonwealth Contract Assistance)	5.00	5/1/34	2,755,000	3,271,948
Massachusetts Development Finance Agency, Special Obligation Revenue (Commonwealth Contract Assistance)	5.00	5/1/39	1,460,000	1,715,179
Massachusetts Development Finance Agency, SWDR (Dominion Energy Brayton Point Issue) (Prerefunded)	5.75	5/1/19	2,000,000 [a]	2,313,900
Massachusetts Educational Financing Authority, Education Loan Revenue (Issue I)	4.00	1/1/18	2,500,000	2,611,500
Massachusetts Educational Financing Authority, Education Loan Revenue (Issue I)	5.00	1/1/20	1,400,000	1,563,212
Massachusetts Health and Educational Facilities Authority, Revenue (Berklee College of Music Issue)	5.00	10/1/32	2,000,000	2,124,540
Massachusetts Health and Educational Facilities Authority, Revenue (Berklee College of Music Issue)	5.00	10/1/37	3,350,000	3,554,249
Massachusetts Health and Educational Facilities Authority, Revenue (Cape Cod Healthcare Obligated Group Issue) (Insured; Assured Guaranty Corp.)	5.13	11/15/35	1,000,000	1,126,880

43

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Massachusetts Intermediate Municipal Bond Fund (continued)
Long-Term Municipal Investments - 97.9% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Massachusetts - 90.5% (continued)
Massachusetts Health and Educational Facilities Authority, Revenue (CareGroup Issue)	5.00	7/1/18	690,000		757,096
Massachusetts Health and Educational Facilities Authority, Revenue (CareGroup Issue) (Capital Asset Program) (Insured; National Public Finance Guarantee Corp.)	5.38	2/1/27	1,650,000		1,822,277
Massachusetts Health and Educational Facilities Authority, Revenue (CareGroup Issue) (Insured; National Public Finance Guarantee Corp.)	5.25	7/1/20	1,000,000		1,104,750
Massachusetts Health and Educational Facilities Authority, Revenue (CareGroup Issue) (Insured; National Public Finance Guarantee Corp.)	5.25	7/1/23	1,325,000		1,459,885
Massachusetts Health and Educational Facilities Authority, Revenue (Dana-Farber Cancer Institute Issue)	5.25	12/1/22	2,750,000		3,097,902
Massachusetts Health and Educational Facilities Authority, Revenue (Dana-Farber Cancer Institute Issue)	5.25	12/1/27	2,000,000		2,231,820
Massachusetts Health and Educational Facilities Authority, Revenue (Isabella Stewart Gardner Museum Issue)	5.00	5/1/26	2,525,000		2,845,498
Massachusetts Health and Educational Facilities Authority, Revenue (Isabella Stewart Gardner Museum Issue)	5.00	5/1/27	1,000,000		1,125,590
Massachusetts Health and Educational Facilities Authority, Revenue (Massachusetts Institute of Technology Issue)	5.50	7/1/22	1,800,000		2,277,378
Massachusetts Health and Educational Facilities Authority, Revenue (Massachusetts Institute of Technology Issue)	5.00	7/1/23	3,335,000		4,192,128
Massachusetts Health and Educational Facilities Authority, Revenue (Northeastern University Issue)	5.00	10/1/24	1,000,000		1,200,540
Massachusetts Health and Educational Facilities Authority, Revenue (Northeastern University Issue)	5.00	10/1/24	2,495,000		2,899,464
Massachusetts Health and Educational Facilities Authority, Revenue (Northeastern University Issue)	5.63	10/1/29	3,000,000		3,464,040
Massachusetts Health and Educational Facilities Authority, Revenue (Northeastern University Issue)	5.00	10/1/30	3,000,000		3,445,200
Massachusetts Health and Educational Facilities Authority, Revenue (Partners HealthCare System Issue)	5.00	7/1/22	115,000		121,833
Massachusetts Health and Educational Facilities Authority, Revenue (Partners HealthCare System Issue) (Prerefunded)	5.00	7/1/17	135,000	[a]	143,124
Massachusetts Health and Educational Facilities Authority, Revenue (Simmons College Issue) (Prerefunded)	7.50	10/1/18	590,000	[a]	692,914
Massachusetts Health and Educational Facilities Authority, Revenue (Simmons College Issue) (Prerefunded)	7.50	10/1/18	410,000	[a]	481,516
Massachusetts Health and Educational Facilities Authority, Revenue (Sterling and Francine Clark Art Institute Issue)	5.00	7/1/40	4,640,000		5,280,923
Massachusetts Health and Educational Facilities Authority, Revenue (Suffolk University Issue)	6.25	7/1/30	2,100,000		2,415,840
Massachusetts Health and Educational Facilities Authority, Revenue (Tufts University Issue) (Prerefunded)	5.25	8/15/18	1,000,000	[a]	1,112,720
Massachusetts Health and Educational Facilities Authority, Revenue (Tufts University Issue) (Prerefunded)	5.38	8/15/18	2,000,000	[a]	2,231,540
Massachusetts Housing Finance Agency, Housing Revenue	4.00	6/1/19	2,725,000		2,949,349
Massachusetts Port Authority, Revenue	5.00	7/1/19	400,000		455,236
Massachusetts Port Authority, Revenue	4.00	7/1/20	1,000,000		1,126,610
Massachusetts Port Authority, Revenue	5.00	7/1/21	525,000		630,877
Massachusetts Port Authority, Revenue	5.00	7/1/24	315,000		388,064
Massachusetts Port Authority, Revenue	5.00	7/1/27	1,345,000		1,579,703
Massachusetts Port Authority, Revenue	5.00	7/1/28	200,000		240,486
Massachusetts Port Authority, Revenue	5.00	7/1/28	2,500,000		2,920,650
Massachusetts Port Authority, Revenue	5.00	7/1/29	200,000		239,202
Massachusetts Port Authority, Revenue	5.00	7/1/31	1,500,000		1,774,005
Massachusetts Port Authority, Revenue	5.00	7/1/33	2,000,000		2,375,840
Massachusetts School Building Authority, Senior Dedicated Sales Tax Revenue	5.00	8/15/20	1,800,000		2,122,434

44

BNY Mellon Massachusetts Intermediate Municipal Bond Fund (continued)
Long-Term Municipal Investments - 97.9% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Massachusetts - 90.5% (continued)
Massachusetts School Building Authority, Senior Dedicated Sales Tax Revenue	5.00	8/15/26	4,000,000		4,905,400
Massachusetts School Building Authority, Senior Dedicated Sales Tax Revenue	5.00	8/15/29	2,700,000		3,254,985
Massachusetts School Building Authority, Senior Dedicated Sales Tax Revenue	5.00	8/15/30	2,000,000		2,403,800
Massachusetts School Building Authority, Senior Dedicated Sales Tax Revenue	4.00	8/15/32	5,000,000		5,491,250
Massachusetts Turnpike Authority, Turnpike Revenue (Insured; National Public Finance Guarantee Corp.) (Escrowed to Maturity)	5.00	1/1/20	3,105,000		3,403,111
Massachusetts Water Pollution Abatement Trust, (Pool Program)	5.00	8/1/18	75,000		75,314
Massachusetts Water Pollution Abatement Trust, (Pool Program)	5.25	8/1/20	1,700,000		2,021,640
Massachusetts Water Pollution Abatement Trust, (Pool Program)	5.25	8/1/22	2,350,000		2,934,656
Massachusetts Water Pollution Abatement Trust, State Revolving Fund Revenue	5.00	8/1/23	3,000,000		3,761,850
Massachusetts Water Pollution Abatement Trust, Water Pollution Abatement Revenue (MWRA Program)	5.75	8/1/29	155,000		155,704
Massachusetts Water Resources Authority, General Revenue	5.00	8/1/19	2,475,000		2,832,885
Massachusetts Water Resources Authority, General Revenue	5.50	8/1/21	2,000,000		2,472,620
Massachusetts Water Resources Authority, General Revenue	5.00	8/1/27	2,570,000		3,130,003
Massachusetts Water Resources Authority, General Revenue	5.00	8/1/27	5,000,000		5,856,100
Massachusetts Water Resources Authority, General Revenue	5.00	8/1/28	500,000		599,015
Massachusetts Water Resources Authority, General Revenue (Insured; National Public Finance Guarantee Corp.) (Prerefunded)	5.25	8/1/17	160,000	[a]	170,682
Massachusetts Water Resources Authority, General Revenue (Insured; National Public Finance Guarantee Corp.) (Prerefunded)	5.25	8/1/17	95,000	[a]	101,342
Massachusetts Water Resources Authority, General Revenue (Insured; National Public Finance Guarantee Corp.) (Prerefunded)	5.25	8/1/17	65,000	[a]	69,339
Metropolitan Boston Transit Parking Corporation, Systemwide Senior Lien Parking Revenue	5.00	7/1/25	1,000,000		1,185,980
Newton, GO	5.00	4/1/39	3,750,000		4,206,975
Newton, GO (Municipal Purpose Loan)	4.00	1/15/25	1,420,000		1,694,003
		307,991,565
Michigan - .7%
Michigan Finance Authority, HR (Trinity Health Credit Group)	5.00	12/1/33	2,000,000		2,295,100
New Jersey - 2.0%
New Jersey Economic Development Authority, School Facilities Construction Revenue (Insured; AMBAC)	5.25	12/15/20	1,760,000		1,976,093
New Jersey Economic Development Authority, School Facilities Construction Revenue (Insured; Assured Guaranty Municipal Corp.)	5.00	6/15/25	2,000,000		2,337,240
New Jersey Economic Development Authority, School Facilities Construction Revenue (Insured; National Public Finance Guarantee Corp.)	5.25	12/15/21	2,160,000		2,493,223
		6,806,556
New York - 1.1%
New York Liberty Development Corporation, Revenue (3 World Trade Center Project)	5.00	11/15/44	1,750,000	[c]	1,866,935
New York State Energy Research and Development Authority, PCR (New York State Electric and Gas Corporation Project)	2.00	5/1/20	2,000,000		2,045,720
		3,912,655
Texas - .9%
North Texas Tollway Authority, Second Tier System Revenue	5.00	1/1/33	2,500,000		2,904,550

45

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Massachusetts Intermediate Municipal Bond Fund (continued)
Long-Term Municipal Investments - 97.9% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
U.S. Related - 1.9%
Guam, Business Privilege Tax Revenue	5.00	1/1/25	1,500,000		1,728,030
Guam, Hotel Occupancy Tax Revenue	6.00	11/1/26	500,000		600,705
Guam, LOR (Section 30)	5.63	12/1/29	1,000,000		1,111,440
Puerto Rico Commonwealth, Public Improvement GO (Insured; National Public Finance Guarantee Corp.)	5.50	7/1/19	1,000,000		1,042,740
Puerto Rico Electric Power Authority, Power Revenue (Insured; National Public Finance Guarantee Corp.)	5.00	7/1/17	1,000,000		1,001,640
Puerto Rico Highways and Transportation Authority, Transportation Revenue (Insured; FGIC)	5.25	7/1/16	330,000		153,450
Puerto Rico Infrastructure Financing Authority, Special Tax Revenue	5.00	7/1/20	2,000,000	[d]	326,000
Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue (First Subordinate Series)	0/6.75	8/1/32	1,000,000	[e]	400,210
Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue (First Subordinate Series)	0/6.25	8/1/33	750,000	[e]	195,300
		6,559,515
Total Long-Term Municipal Investments (cost $316,484,603)					333,305,364
Short-Term Investments - 1.7%

U.S. Treasury Bills (cost $5,799,936)	0.00	3/3/16	5,800,000		5,799,954
Total Investments (cost $322,284,539)			99.6%		339,105,318
Cash and Receivables (Net)			0.4%		1,386,436
Net Assets			100.0%		340,491,754

a These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.

b Variable rate security—rate shown is the interest rate in effect at period end. Date shown represents the earlier of the next interest reset date or ultimate maturity date.

c Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 29, 2016, these securities were valued at $1,866,935 or .55% of net assets.

d Non-income producing—security in default.

e Zero coupon until a specified date at which time the stated coupon rate becomes effective until maturity.

Portfolio Summary (Unaudited) †	Value (%)
Education	29.7
Transportation Services	12.1
Health Care	11.6
Utility-Water and Sewer	7.6
Special Tax	6.8
State/Territory	6.8
Prerefunded	6.6
City	4.4
Housing	1.8
U.S. Government	1.7
Industrial	1.2
Utility-Electric	1.0
Other	8.3
99.6

† Based on net assets.

See notes to financial statements.

46

BNY Mellon New York Intermediate Tax-Exempt Bond Fund
Long-Term Municipal Investments - 97.9%	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Illinois - 1.1%
Chicago, GO (Neighborhoods Alive 21 Program)	5.25	1/1/22	1,150,000		1,216,159
Chicago Board of Education, Unlimited Tax GO (Dedicated Alternate Revenues)	5.25	12/1/35	1,000,000		810,440
		2,026,599
Michigan - .8%
Michigan Finance Authority, HR (Trinity Health Credit Group)	5.00	12/1/33	1,150,000		1,319,682
New Jersey - 1.4%
New Jersey Economic Development Authority, School Facilities Construction Revenue (Insured; AMBAC)	5.25	12/15/20	1,000,000		1,122,780
New Jersey Economic Development Authority, School Facilities Construction Revenue (Insured; National Public Finance Guarantee Corp.)	5.25	12/15/21	1,265,000		1,460,152
		2,582,932
New York - 90.2%
Albany County Airport Authority, Airport Revenue (Insured; Assured Guaranty Municipal Corp.)	5.00	12/15/23	1,500,000		1,723,905
Albany Industrial Development Agency, Civic Facility Revenue (Saint Peter's Hospital of the City of Albany Project) (Prerefunded)	5.75	11/15/17	2,500,000	[a]	2,718,600
Battery Park City Authority, Senior Revenue	5.00	11/1/23	1,065,000		1,346,778
Erie County Fiscal Stability Authority, Sales Tax and State Aid Secured Revenue	5.00	12/1/24	1,000,000		1,209,770
Haverstraw-Stony Point Central School District, GO (Insured; Assured Guaranty Municipal Corp.)	5.00	10/15/33	725,000		855,101
Haverstraw-Stony Point Central School District, GO (Insured; Assured Guaranty Municipal Corp.)	5.00	10/15/34	730,000		858,217
Haverstraw-Stony Point Central School District, GO (Insured; Assured Guaranty Municipal Corp.)	5.00	10/15/35	2,900,000		3,396,161
Long Island Power Authority, Electric System General Revenue	5.00	5/1/20	1,000,000		1,154,320
Long Island Power Authority, Electric System General Revenue	5.00	5/1/21	1,000,000		1,181,560
Long Island Power Authority, Electric System General Revenue	5.00	9/1/24	1,270,000		1,563,268
Metropolitan Transportation Authority, Dedicated Tax Fund Revenue (Insured; National Public Finance Guarantee Corp.)	5.00	11/15/28	3,000,000		3,098,160
Metropolitan Transportation Authority, Transportation Revenue	6.25	11/15/23	300,000		345,213
Metropolitan Transportation Authority, Transportation Revenue	5.00	11/15/24	1,465,000		1,820,687
Metropolitan Transportation Authority, Transportation Revenue	5.00	11/15/28	2,375,000		2,861,922
Metropolitan Transportation Authority, Transportation Revenue	5.00	11/15/30	1,190,000		1,292,471
Metropolitan Transportation Authority, Transportation Revenue (Insured; Assured Guaranty Municipal Corp.)	0.86	11/1/22	2,200,000	[b]	2,142,250
Monroe County Industrial Development Corporation, Revenue (Saint John Fisher College Project)	5.00	6/1/17	1,740,000		1,821,971
Monroe County Industrial Development Corporation, Revenue (University of Rochester Project)	4.00	7/1/35	1,940,000		2,096,927
Nassau County, GO	5.00	10/1/20	2,000,000		2,272,760
Nassau County, GO (General Improvement Bonds)	5.00	4/1/29	1,500,000		1,779,105
Nassau County, GO (General Improvement) (Insured; Assured Guaranty Municipal Corp.)	5.00	10/1/23	1,100,000		1,342,737
Nassau County, GO (Insured; Assured Guaranty Municipal Corp.)	5.00	7/1/22	1,840,000		2,017,799
Nassau County Sewer and Storm Water Finance Authority, System Revenue (Insured; Berkshire Hathaway Assurance Corporation) (Prerefunded)	5.38	11/1/18	1,000,000	[a]	1,126,240

47

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon New York Intermediate Tax-Exempt Bond Fund (continued)
Long-Term Municipal Investments - 97.9% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
New York - 90.2% (continued)
New York City, GO	5.25	9/1/23	1,000,000		1,111,140
New York City, GO	5.00	8/1/29	2,000,000		2,456,720
New York City, GO (Prerefunded)	5.00	8/1/16	15,000	[a]	15,298
New York City Industrial Development Agency, PILOT Revenue (Yankee Stadium Project) (Insured; Assured Guaranty Corp.)	7.00	3/1/49	1,000,000		1,168,150
New York City Municipal Water Finance Authority, Water and Sewer System Second General Resolution Revenue	5.00	6/15/44	2,110,000		2,431,754
New York City Transitional Finance Authority, Future Tax Secured Subordinate Revenue	5.00	11/1/18	1,750,000		1,952,965
New York City Transitional Finance Authority, Future Tax Secured Subordinate Revenue	5.00	11/1/25	1,000,000		1,272,340
New York City Transitional Finance Authority, Future Tax Secured Subordinate Revenue	5.00	5/1/29	2,000,000		2,367,980
New York City Transitional Finance Authority, Future Tax Secured Subordinate Revenue	5.00	11/1/31	1,980,000		2,298,305
New York City Trust for Cultural Resources, Revenue (The Juilliard School)	5.00	1/1/34	2,000,000		2,213,840
New York City Trust for Cultural Resources, Revenue (The Juilliard School)	5.00	1/1/39	2,500,000		2,765,075
New York City Trust for Cultural Resources, Revenue (Wildlife Conservation Society)	5.00	8/1/27	1,120,000		1,357,989
New York City Trust for Cultural Resources, Revenue (Wildlife Conservation Society)	5.00	8/1/31	1,480,000		1,754,525
New York Liberty Development Corporation, Liberty Revenue (7 World Trade Center Project)	5.00	9/15/29	1,000,000		1,185,000
New York Liberty Development Corporation, Revenue (3 World Trade Center Project)	5.00	11/15/44	1,500,000	[c]	1,600,230
New York Local Government Assistance Corporation, Subordinate Lien Revenue	5.00	4/1/21	2,560,000		2,970,086
New York Local Government Assistance Corporation, Subordinate Lien Revenue	5.00	4/1/23	1,395,000		1,612,997
New York State, GO	5.00	2/15/26	2,600,000		2,913,950
New York State Dormitory Authority, Consolidated Revenue (City University System) (Insured; National Public Finance Guarantee Corp.)	5.75	7/1/18	1,010,000		1,074,428
New York State Dormitory Authority, Mental Health Services Facilities Improvement Revenue (Insured; Assured Guaranty Municipal Corp.) (Escrowed to Maturity)	5.00	2/15/17	5,000		5,221
New York State Dormitory Authority, Revenue (Columbia University)	5.00	10/1/41	2,500,000		2,895,575
New York State Dormitory Authority, Revenue (Convent of the Sacred Heart) (Insured; Assured Guaranty Municipal Corp.)	5.63	11/1/35	1,000,000		1,189,710
New York State Dormitory Authority, Revenue (Icahn School of Medicine at Mount Sinai)	5.00	7/1/23	1,000,000		1,209,130
New York State Dormitory Authority, Revenue (Mount Sinai Hospital Obligated Group)	5.00	7/1/26	3,000,000		3,423,840
New York State Dormitory Authority, Revenue (New York University Hospitals Center)	5.00	7/1/23	650,000		796,900
New York State Dormitory Authority, Revenue (New York University)	5.00	7/1/31	2,000,000		2,419,640
New York State Dormitory Authority, Revenue (New York University)	5.00	7/1/37	2,155,000		2,521,264
New York State Dormitory Authority, Revenue (New York University)	5.00	7/1/43	2,400,000		2,765,184
New York State Dormitory Authority, Revenue (North Shore - Long Island Jewish Obligated Group)	5.00	5/1/27	1,000,000		1,215,500
New York State Dormitory Authority, Revenue (Rochester Institute of Technology)	5.00	7/1/23	1,000,000		1,158,110
New York State Dormitory Authority, Revenue (School Districts Revenue Financing Program)	5.00	10/1/18	1,540,000		1,707,059
New York State Dormitory Authority, Revenue (The New School)	5.00	7/1/32	1,530,000		1,793,894

48

BNY Mellon New York Intermediate Tax-Exempt Bond Fund (continued)
Long-Term Municipal Investments - 97.9% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
New York - 90.2% (continued)
New York State Dormitory Authority, Revenue (The Rockefeller University)	5.00	7/1/40	3,000,000	3,376,230
New York State Dormitory Authority, Revenue (Upstate Community Colleges) (Insured; National Public Finance Guarantee Corp.)	5.50	7/1/23	1,765,000	2,245,468
New York State Dormitory Authority, State Personal Income Tax Revenue (Education)	5.75	3/15/36	1,000,000	1,144,800
New York State Dormitory Authority, State Personal Income Tax Revenue (General Purpose)	5.00	2/15/20	1,000,000	1,157,080
New York State Dormitory Authority, State Personal Income Tax Revenue (General Purpose)	5.00	3/15/20	1,000,000	1,160,040
New York State Dormitory Authority, State Personal Income Tax Revenue (General Purpose)	5.00	3/15/32	1,500,000	1,809,570
New York State Dormitory Authority, State Sales Tax Revenue	5.00	3/15/21	1,000,000	1,200,970
New York State Dormitory Authority, State Sales Tax Revenue	5.00	3/15/26	1,500,000	1,867,110
New York State Dormitory Authority, Third General Resolution Revenue (State University Educational Facilities Issue)	5.00	5/15/24	1,975,000	2,393,483
New York State Energy Research and Development Authority, PCR (New York State Electric and Gas Corporation Project)	2.00	5/1/20	2,000,000	2,045,720
New York State Enviornmental Facilities Corporation, State Clean Water and Drinking Water Revolving Funds Revenue (New York City Municipal Water Finance Authority Projects)	5.00	6/15/26	2,000,000	2,464,700
New York State Environmental Facilities Corporation, State Revolving Funds Revenue (Master Financing Program) (Green Bonds)	5.00	5/15/26	2,700,000	3,367,629
New York State Medical Care Facilities Finance Agency, Secured Mortgage Revenue (Collateralized; SONYMA)	6.38	11/15/20	135,000	135,716
New York State Thruway Authority, General Revenue	5.00	1/1/32	1,000,000	1,179,750
New York State Thruway Authority, General Revenue (Insured; Assured Guaranty Municipal Corp.)	5.00	1/1/31	2,000,000	2,399,520
New York State Thruway Authority, General Revenue Junior Indebtedness Obligations	5.00	5/1/19	1,000,000	1,130,390
New York State Urban Development Corporation, Service Contract Revenue	5.00	1/1/20	2,075,000	2,391,894
New York State Urban Development Corporation, Service Contract Revenue	5.25	1/1/24	2,375,000	2,625,254
New York State Urban Development Corporation, State Personal Income Tax Revenue (General Purpose)	5.00	3/15/23	1,410,000	1,733,637
New York State Urban Development Corporation, State Personal Income Tax Revenue (General Purpose)	5.00	3/15/29	1,000,000	1,203,630
Onondaga County Trust for Cultural Resources, Revenue (Syracuse University Project)	5.00	12/1/19	2,500,000	2,888,500
Oyster Bay, Public Improvement GO (Insured; Assured Guaranty Municipal Corp.)	4.00	11/1/19	2,000,000	2,192,720
Oyster Bay, Public Improvement GO (Insured; Assured Guaranty MunicipalCorp.)	5.00	3/15/21	1,330,000	1,561,819
Oyster Bay, Public Improvement GO (Insured; Build America Mutual Assurance Company)	5.00	8/15/22	1,715,000	2,062,459
Port Authority of New York and New Jersey, (Consolidated Bonds, 184th Series)	5.00	9/1/31	1,010,000	1,214,394
Port Authority of New York and New Jersey, (Consolidated Bonds, 189th Series)	5.00	5/1/30	1,000,000	1,221,170
Sales Tax Asset Receivable Corporation, Sales Tax Asset Revenue	5.00	10/15/21	1,585,000	1,928,533
Sales Tax Asset Receivable Corporation, Sales Tax Asset Revenue	5.00	10/15/23	3,000,000	3,781,620
Sales Tax Asset Receivable Corporation, Sales Tax Asset Revenue	5.00	10/15/31	1,060,000	1,292,988
Suffolk County, GO (Insured; Assured Guaranty Municipal Corp.)	5.00	2/1/22	1,000,000	1,202,260
Triborough Bridge and Tunnel Authority, General Purpose Revenue (Prerefunded)	5.25	1/1/22	1,000,000 [a]	1,233,100

49

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon New York Intermediate Tax-Exempt Bond Fund (continued)
Long-Term Municipal Investments - 97.9% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
New York - 90.2% (continued)
Utility Debt Securitization Authority of New York, Restructing Bonds	5.00	6/15/26	2,000,000		2,481,360
Westchester County Health Care Corporation, Senior Lien Revenue	5.00	11/1/20	1,400,000		1,616,720
Westchester County Health Care Corporation, Senior Lien Revenue	5.00	11/1/24	1,500,000		1,732,995
Yonkers, GO	5.00	9/1/21	2,640,000		3,156,252
		164,249,202
Texas - 1.3%
North Texas Tollway Authority, Second Tier System Revenue	5.00	1/1/33	2,000,000		2,323,640
U.S. Related - 3.1%
Guam, Business Privilege Tax Revenue	5.00	1/1/24	1,000,000		1,160,930
Guam, Hotel Occupancy Tax Revenue	5.00	11/1/16	1,000,000		1,028,890
Puerto Rico Commonwealth, Public Improvement GO (Insured; National Public Finance Guarantee Corp.)	5.50	7/1/19	2,500,000		2,606,850
Puerto Rico Housing Finance Authority, Capital Fund Program Revenue (Puerto Rico Housing Administration Projects)	5.00	12/1/18	260,000		270,044
Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue (First Subordinate Series)	0/6.75	8/1/32	1,200,000	[d]	480,252
Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue (First Subordinate Series)	0/6.25	8/1/33	500,000	[d]	130,200
		5,677,166
Total Long-Term Municipal Investments (cost $169,008,407)					178,179,221
Short-Term Investments - 1.2%

U.S. Treasury Bills (cost $2,199,979)	0.00	3/3/16	2,200,000		2,199,982
Total Investments (cost $171,208,386)			99.1%		180,379,203
Cash and Receivables (Net)			0.9%		1,719,458
Net Assets			100.0%		182,098,661

a These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.

b Variable rate security—rate shown is the interest rate in effect at period end. Date shown represents the earlier of the next interest reset date or ultimate maturity date.

c Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 29, 2016, these securities were valued at $1,600,230 or .88% of net assets.

d Zero coupon until a specified date at which time the stated coupon rate becomes effective until maturity.

50

Portfolio Summary (Unaudited) †	Value (%)
Education	26.7
Special Tax	19.0
Transportation Services	11.6
County	6.8
Utility-Water and Sewer	6.1
Health Care	5.6
City	4.9
Utility-Electric	3.5
Industrial	3.3
Prerefunded	2.8
U.S. Government	1.2
Lease	.8
Other	6.8
99.1

† Based on net assets.

See notes to financial statements.

51

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Municipal Opportunities Fund
Long-Term Municipal Investments - 103.7%	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Alabama - 1.9%
Jefferson County, Limited Obligation School Warrants (Insured; Assured Guaranty Municipal Corp.)	5.25	1/1/18	5,000,000		5,048,800
Jefferson County, Subordinate Lien Sewer Revenue Warrants	6.00	10/1/42	5,000,000		5,830,250
Lower Alabama Gas District, Gas Project Revenue	5.00	9/1/46	7,500,000		8,785,275
Tuscaloosa Public Educational Building Authority, Student Housing Revenue (Ridgecrest Student Housing, LLC University of Alabama Ridgecrest Residential Project) (Insured; Assured Guaranty Corp.)	6.75	7/1/33	1,100,000		1,227,226
		20,891,551
Arizona - .9%
Arizona Board of Regents, Arizona State University System Revenue (Polytechnic Campus Project) (Prerefunded)	6.00	7/1/18	750,000	[a]	841,763
Arizona Health Facilities Authority, HR (Phoenix Children's Hospital)	5.00	2/1/42	6,000,000		6,499,140
University Medical Center Corporation, HR (Prerefunded)	6.00	7/1/21	2,500,000	[a]	3,128,275
		10,469,178
California - 17.0%
Anaheim Public Financing Authority, LR (Anaheim Convention Center Expansion Project)	5.00	5/1/46	2,000,000		2,278,580
California, GO (Various Purpose)	5.50	3/1/40	7,950,000		9,208,644
California Health Facilities Financing Authority, Revenue (Providence Health and Services) (Prerefunded)	6.50	10/1/18	10,000	[a]	11,483
California Health Facilities Financing Authority, Revenue (Providence Health and Services) (Prerefunded)	6.50	10/1/18	490,000	[a]	562,643
California Health Facilities Financing Authority, Revenue (Saint Joseph Health System)	5.00	7/1/37	2,270,000		2,628,501
California Infrastructure and Economic Development Bank, Revenue (The J. David Gladstone Institutes Project)	5.25	10/1/34	900,000		1,049,139
California Municipal Finance Authority, Revenue (Emerson College Issue)	6.00	1/1/42	6,000,000		7,177,260
California Municipal Finance Authority, Revenue (Southwestern Law School)	6.50	11/1/31	300,000		362,517
California Municipal Finance Authority, Student Housing Revenue (Bowles Hall Foundation)	5.00	6/1/35	600,000		676,278
California Municipal Finance Authority, Student Housing Revenue (Bowles Hall Foundation)	5.00	6/1/50	2,750,000		3,017,080
California Pollution Control Financing Authority, Water Furnishing Revenue (San Diego County Water Authority Desalination Project Pipeline)	5.00	11/21/45	6,000,000	[b]	6,141,840
California State Public Works Board, LR (Judicial Council of California) (Various Judicial Council Projects)	5.00	12/1/31	2,000,000		2,373,640
California Statewide Communities Development Authority, Mortgage Revenue (Methodist Hospital of Southern California Project) (Collateralized; FHA) (Prerefunded)	6.75	8/1/19	2,230,000	[a]	2,682,199
California Statewide Communities Development Authority, Revenue (Loma Linda University Medical Center)	5.25	12/1/44	2,000,000		2,165,340
California Statewide Communities Development Authority, Revenue (Sutter Health)	6.00	8/15/42	6,000,000		7,186,680
California Statewide Communities Development Authority, Student Housing Revenue (University of California, Irvine East Campus Apartments, Phase 1 Refunding- CHF - Irvine, L.L.C.)	5.38	5/15/38	1,900,000		2,151,864
Capistrano Unified School District Community Facilities District Number 90-2, Special Tax Bonds (Improvement Area Number 2002-1) (Insured; Assured Guaranty Municipal Corp.)	5.00	9/1/32	4,000,000		4,525,480
Desert Community College District, GO (Insured; Assured Guaranty Municipal Corp.) (Prerefunded)	5.00	8/1/17	6,800,000	[a]	7,240,096
Galt Redevelopment Agency, Tax Allocation Revenue (Galt Redevelopment Project)	7.38	9/1/33	2,000,000		2,488,860

52

BNY Mellon Municipal Opportunities Fund (continued)
Long-Term Municipal Investments - 103.7% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
California - 17.0% (continued)
Golden State Tobacco Securitization Corporation, Enhanced Tobacco Settlement Asset-Backed Bonds	5.00	6/1/40	10,000,000		11,492,100
Grant Joint Union High School District, GO (Insured; Assured Guaranty Municipal Corp.)	0.00	8/1/29	2,080,000	[c]	1,309,901
Grant Joint Union High School District, GO (Insured; Assured Guaranty Municipal Corp.)	0.00	2/1/33	4,380,000	[c]	2,361,127
Irvine Reassessment District Number 12-1, Limited Obligation Improvement Bonds	4.00	9/2/29	1,000,000		1,073,600
JPMorgan Chase Putters/Drivers Trust (Series 3847), (Los Angeles Department of Airports, Senior Revenue (Los Angeles International Airport)) Non-recourse	5.25	5/15/18	10,000,000	[b,d]	11,794,100
Long Beach, Marina Revenue (Alamitos Bay Marina Project)	5.00	5/15/40	2,500,000		2,770,125
Long Beach, Marina Revenue (Alamitos Bay Marina Project)	5.00	5/15/45	2,000,000		2,202,920
Los Angeles County Public Works Financing Authority, LR (Multiple Capital Projects)	5.00	12/1/34	1,000,000		1,177,390
Los Angeles County Public Works Financing Authority, LR (Multiple Capital Projects)	5.00	12/1/39	1,000,000		1,155,450
Los Angeles County Public Works Financing Authority, LR (Multiple Capital Projects)	5.00	12/1/44	1,000,000		1,147,970
Los Angeles Unified School District, GO	5.00	1/1/34	1,000,000		1,125,760
Metropolitan Water District of Southern California, Water Revenue (Build America Bonds)	6.54	7/1/39	4,600,000		5,150,482
Metropolitan Water District of Southern California, Water Revenue (Build America Bonds)	6.95	7/1/40	4,000,000		4,731,400
New Haven Unified School District, GO (Insured; Assured Guaranty Corp.)	0.00	8/1/32	2,500,000	[c]	1,410,900
Northern California Gas Authority Number 1, Gas Project Revenue	1.13	7/1/27	660,000	[e]	597,227
Oakland Unified School District, GO	5.00	8/1/40	3,000,000		3,368,700
Oakland Unified School District, GO (Build America Bonds)	9.50	8/1/34	10,000,000		11,976,000
Riverside County Transportation Commission, Sales Tax Revenue	5.25	6/1/30	2,000,000		2,444,460
Riverside County Transportation Commission, Sales Tax Revenue	5.25	6/1/31	2,000,000		2,429,360
Riverside County Transportation Commission, Sales Tax Revenue	5.25	6/1/33	3,500,000		4,209,555
Riverside County Transportation Commission, Senior Lien Toll Revenue	5.75	6/1/44	2,000,000		2,306,780
Riverside County Transportation Commission, Senior Lien Toll Revenue	5.75	6/1/48	5,000,000		5,760,000
San Diego Regional Building Authority, LR (County Operations Center and Annex Redevelopment Project) (Prerefunded)	5.38	2/1/19	2,000,000	[a]	2,264,980
San Diego Unified School District, GO	0.00	7/1/25	4,000,000	[c]	3,205,600
San Diego Unified School District, GO (Dedicated Unlimited Ad Valorem Property Tax Bonds)	4.00	7/1/33	1,000,000		1,106,650
San Diego Unified School District, GO (Dedicated Unlimited Ad Valorem Property Tax Bonds)	4.00	7/1/35	2,205,000		2,421,046
San Francisco City and County Redevelopment Agency Community Facilities District Number 6, Special Tax Revenue (Mission Bay South Public Improvements)	0.00	8/1/38	2,000,000	[c]	611,740
San Francisco City and County Redevelopment Agency Community Facilities District Number 6, Special Tax Revenue (Mission Bay South Public Improvements)	0.00	8/1/43	7,835,000	[c]	1,770,083
San Francisco City and County Redevelopment Financing Authority, Tax Allocation Revenue (San Francisco Redevelopment Projects)	6.63	8/1/41	1,250,000		1,516,262
San Joaquin Hills Transportation Corridor Agency, Senior Lien Toll Road Revenue	5.00	1/15/50	5,000,000		5,464,100
South Bayside Waste Management Authority, Solid Waste Enterprise Revenue (Shoreway Environmental Center)	6.00	9/1/36	1,000,000		1,147,080

53

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Municipal Opportunities Fund (continued)
Long-Term Municipal Investments - 103.7% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
California - 17.0% (continued)
University of California Regents, General Revenue	5.00	5/15/31	6,385,000		7,761,159
University of California Regents, Limited Project Revenue	5.00	5/15/37	14,605,000		16,972,470
		190,164,601
Colorado - .3%
City and County of Denver, Airport System Revenue	5.00	11/15/21	1,500,000		1,779,180
City and County of Denver, Airport System Revenue (Insured: Assured Guaranty Corp. and National Public Finance Guarantee Corp.)	5.25	11/15/19	1,000,000		1,073,930
Colorado Health Facilities Authority, Revenue (Catholic Health Initiatives)	6.00	10/1/23	500,000		561,960
		3,415,070
Delaware - 1.2%
JPMorgan Chase Putters/Drivers Trust (Series 4359), (University of Delaware, Revenue) Non-recourse	5.00	5/1/21	12,230,000	[b,d]	13,958,319
District of Columbia - 1.1%
District of Columbia, Revenue (Friendship Public Charter School, Inc. Issue)	5.00	6/1/32	3,500,000		3,747,905
District of Columbia, Revenue (Knowledge is Power Program, District of Columbia Issue)	6.00	7/1/33	1,100,000		1,284,162
District of Columbia, Revenue (Knowledge is Power Program, District of Columbia Issue)	6.00	7/1/43	1,700,000		1,972,646
District of Columbia, Revenue (Knowledge is Power Program, District of Columbia Issue)	6.00	7/1/48	1,450,000		1,672,415
District of Columbia Water and Sewer Authority, Public Utility Subordinate Lien Revenue	5.00	10/1/39	3,000,000		3,530,340
		12,207,468
Florida - 3.6%
Brevard County Health Facilities Authority, Health Facilities Revenue (Health First, Inc. Project) (Prerefunded)	7.00	4/1/19	1,675,000	[a]	1,989,515
Collier County Health Facilities Authority, Residential Care Facility Revenue (The Moorings Inc.)	5.00	5/1/45	2,500,000		2,799,225
Florida Municipal Power Agency, All-Requirements Power Supply Project Revenue (Prerefunded)	6.25	10/1/19	1,000,000	[a]	1,191,050
Higher Educational Facilities Financing Authority, Revenue (The University of Tampa Project)	5.25	4/1/42	1,100,000		1,197,779
Jacksonville, Better Jacksonville Sales Tax Revenue	5.00	10/1/30	750,000		878,513
Miami Beach Redevelopment Agency, Tax Increment Revenue (City Center/Historic Convention Village) (Insured; Assured Guaranty Municipal Corp.)	5.00	2/1/40	7,545,000		8,488,578
Miami-Dade County, Aviation Revenue (Miami International Airport)	5.50	10/1/41	1,200,000		1,375,728
Miami-Dade County, Seaport Revenue	5.50	10/1/42	14,145,000		16,476,520
Miami-Dade County Expressway Authority, Toll System Revenue	5.00	7/1/40	1,050,000		1,177,712
Orange County Industrial Development Authority, IDR (VitAG Florida LLC Project)	8.00	7/1/36	2,000,000	[b]	2,060,100
Sarasota County Public Hospital District, HR (Sarasota Memorial Hospital Project)	5.63	7/1/39	2,000,000		2,215,880
		39,850,600
Georgia - .3%
Atlanta Development Authority, Senior Lien Revenue (New Downtown Atlanta Stadium Project)	5.25	7/1/44	1,500,000		1,753,080
Burke County Development Authority, PCR (Oglethorpe Power Corporation Vogtle Project)	7.00	1/1/23	1,000,000		1,106,510
		2,859,590

54

BNY Mellon Municipal Opportunities Fund (continued)
Long-Term Municipal Investments - 103.7% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Hawaii - 3.7%
Hawaii Department of Budget and Finance, Special Purpose Revenue (Hawaiian Electric Company, Inc. and Subsidiary Projects)	6.50	7/1/39	6,000,000	6,818,700
Hawaii Department of Budget and Finance, Special Purpose Revenue (The Queen's Health Systems)	5.00	7/1/35	7,000,000	8,201,060
Hawaii Department of Budget and Finance, Special Purpose Senior Living Revenue (Kahala Nui)	5.13	11/15/32	1,000,000	1,099,220
Hawaii Department of Budget and Finance, Special Purpose Senior Living Revenue (Kahala Nui)	5.25	11/15/37	1,000,000	1,100,360
JPMorgan Chase Putters/Drivers Trust (Series 4007), (Hawaii, GO) Non-recourse	5.00	12/1/19	20,000,000 [b,d]	24,295,947
		41,515,287
Idaho - .4%
Idaho Health Facilities Authority, Revenue (Trinity Health Credit Group)	5.00	12/1/32	3,900,000	4,488,042
Illinois - 9.1%
Chicago, Customer Facility Charge Senior Lien Revenue (Chicago O'Hare International Airport) (Insured; Assured Guaranty Municial Corp.)	5.50	1/1/43	4,000,000	4,571,440
Chicago, General Airport Senior Lien Revenue (Chicago O'Hare International Airport)	5.00	1/1/31	15,000,000	17,657,550
Chicago, General Airport Third Lien Revenue (Chicago O'Hare International Airport)	5.75	1/1/39	2,500,000	2,916,450
Chicago, General Airport Third Lien Revenue (Chicago O'Hare International Airport)	6.50	1/1/41	5,000,000	6,024,950
Chicago, GO	5.50	1/1/40	5,000,000	5,003,050
Chicago, GO	5.50	1/1/42	1,750,000	1,749,860
Chicago, GO	5.50	1/1/42	1,250,000	1,249,900
Chicago, GO	7.75	1/1/42	5,000,000	5,041,850
Chicago, GO (Project and Refunding Series)	5.00	1/1/35	5,000,000	4,822,250
Chicago, Second Lien Wastewater Transmission Revenue	5.00	1/1/39	1,000,000	1,083,860
Chicago Board of Education, Unlimited Tax GO (Dedicated Alternate Revenues)	5.25	12/1/39	18,500,000	14,793,155
Chicago Board of Education, Unlimited Tax GO (Dedicated Revenues)	7.00	12/1/44	5,000,000	4,399,350
Illinois, GO	5.50	7/1/33	2,500,000	2,742,975
Illinois, GO	5.50	7/1/38	2,500,000	2,711,500
Illinois, GO	5.00	2/1/39	5,000,000	5,249,850
Illinois Finance Authority, Revenue (Benedictine University Project)	6.25	10/1/33	2,760,000	3,150,678
Illinois Finance Authority, Revenue (Franciscan Communities, Inc.)	5.25	5/15/47	4,250,000	4,380,772
Illinois Finance Authority, Revenue (Lutheran Home and Services Obligated Group)	5.63	5/15/42	3,000,000	3,183,810
Illinois Finance Authority, Revenue (Rehabilitation Institute of Chicago)	5.50	7/1/28	1,560,000	1,836,479
Illinois Finance Authority, Revenue (Rehabilitation Institute of Chicago)	6.50	7/1/34	2,140,000	2,375,550
Illinois Finance Authority, Revenue (Rehabilitation Institute of Chicago)	6.00	7/1/43	5,000,000	5,968,550
Illinois Finance Authority, Revenue (The Art Institute of Chicago)	6.00	3/1/38	1,000,000	1,113,040
		102,026,869
Indiana - .7%
Indiana Finance Authority, Lease Appropriaton Revenue (Stadium Project)	5.25	2/1/35	5,000,000	5,944,400

55

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Municipal Opportunities Fund (continued)
Long-Term Municipal Investments - 103.7% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Indiana - .7% (continued)
Indiana Finance Authority, Private Activity Revenue (I-69 Section 5 Project)	5.25	9/1/40	2,000,000		2,246,160
			8,190,560
Kentucky - .5%
Kentucky Property and Buildings Commission, Revenue (Project Number 90)	5.38	11/1/23	1,500,000		1,682,295
Kentucky Public Transportation Infrastructure Authority, First Tier Toll Revenue (Downtown Crossing Project)	5.75	7/1/49	3,000,000		3,410,520
			5,092,815
Louisiana - 1.6%
Jefferson Parish Hospital Service District Number 2, HR (East Jefferson General Hospital)	6.25	7/1/31	5,000,000		5,693,250
Louisiana Citizens Property Insurance Corporation, Assessment Revenue (Insured; Assured Guaranty Corp.)	6.13	6/1/25	5,000,000		5,580,800
Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue (Louisiana Community and Technical College System Act 360 Project)	5.00	10/1/39	2,000,000		2,260,420
Louisiana Public Facilities Authority, Revenue (CHRISTUS Health Obligated Group)	6.00	7/1/29	1,000,000		1,144,230
New Orleans, Water Revenue	5.00	12/1/34	500,000		571,920
New Orleans Aviation Board, Revenue (Insured; Assured Guaranty Corp.)	6.00	1/1/23	2,000,000		2,267,720
			17,518,340
Maine - .8%
Maine Health and Higher Educational Facilities Authority, Revenue (MaineGeneral Medical Center Issue)	6.00	7/1/26	825,000		929,519
Maine Health and Higher Educational Facilities Authority, Revenue (MaineGeneral Medical Center Issue)	6.75	7/1/41	2,725,000		3,100,096
Maine Health and Higher Educational Facilities Authority, Revenue (MaineGeneral Medical Center Issue)	7.00	7/1/41	4,240,000		4,878,714
			8,908,329
Maryland - 3.3%
Maryland, GO (State and Local Facilities Loan)	4.00	3/15/25	27,810,000		30,856,307
Maryland Economic Development Corporation, EDR (Terminal Project)	5.75	6/1/35	3,500,000		3,827,460
Maryland Health and Higher Educational Facilities Authority, Revenue (Anne Arundel Health System Issue) (Prerefunded)	6.75	7/1/19	2,000,000	[a]	2,391,640
Maryland Health and Higher Educational Facilities Authority, Revenue (University of Maryland Medical System Issue)	5.13	7/1/39	250,000		269,805
			37,345,212
Massachusetts - 6.1%
JPMorgan Chase Putters/Drivers Trust (Series 3896), (Massachusetts, GO (Consolidated Loan)) Non-recourse	5.00	4/1/19	15,000,000	[b,d]	17,982,487
JPMorgan Chase Putters/Drivers Trust (Series 4357), (Massachusetts School Building Authority, Senior Dedicated Sales Tax Revenue) Non-recourse	5.00	8/15/20	10,000,000	[b,d]	12,018,976
Massachusetts, GO (Consolidated Loan)	5.00	11/1/24	5,350,000		6,622,551
Massachusetts Development Finance Agency, HR (Cape Cod Healthcare Obligated Group Issue)	5.25	11/15/41	4,370,000		5,017,896
Massachusetts Development Finance Agency, Revenue (Bentley University Issue)	5.00	7/1/40	5,500,000		6,379,340
Massachusetts Development Finance Agency, Revenue (Boston Medical Center Issue) (Green Bonds)	5.00	7/1/44	2,500,000		2,780,625
Massachusetts Development Finance Agency, Revenue (SABIS International Charter School Issue)	5.00	4/15/40	1,500,000		1,624,755
Massachusetts Development Finance Agency, Revenue (Simmons College Issue)	5.00	10/1/36	2,115,000		2,386,164
Massachusetts Development Finance Agency, Revenue (Tufts Medical Center Issue)	7.25	1/1/32	3,090,000		3,743,133
Massachusetts Development Finance Agency, Revenue (Tufts Medical Center Issue)	6.75	1/1/36	1,165,000		1,374,444
Massachusetts Development Finance Agency, Revenue (Tufts Medical Center Issue)	6.88	1/1/41	1,000,000		1,181,420

56

BNY Mellon Municipal Opportunities Fund (continued)
Long-Term Municipal Investments - 103.7% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Massachusetts - 6.1% (continued)
Massachusetts Development Finance Agency, Revenue (UMass Memorial Health Care Obligated Group Issue)	5.00	7/1/36	3,500,000		4,005,925
Massachusetts Development Finance Agency, Revenue (UMass Memorial Health Care Obligated Group Issue)	5.00	7/1/41	1,850,000		2,096,642
Massachusetts Health and Educational Facilities Authority, Revenue (Simmons College Issue) (Prerefunded)	7.50	10/1/18	205,000	[a]	240,758
Massachusetts Health and Educational Facilities Authority, Revenue (Simmons College Issue) (Prerefunded)	7.50	10/1/18	295,000	[a]	346,457
Massachusetts Water Pollution Abatement Trust, Water Pollution Abatement Revenue (MWRA Program)	5.75	8/1/29	50,000		50,227
		67,851,800
Michigan - 2.4%
Detroit, Water Supply System Second Lien Revenue (Insured; Assured Guaranty Municipal Corp.)	5.00	7/1/22	950,000		959,994
Michigan Building Authority, Revenue (Facilities Program)	5.00	10/15/33	6,760,000		7,825,106
Michigan Building Authority, Revenue (Facilities Program)	5.38	10/15/41	3,000,000		3,471,930
Michigan Finance Authority, HR (Beaumont Health Credit Group)	5.00	8/1/32	2,000,000		2,325,600
Michigan Finance Authority, HR (Trinity Health Credit Group)	5.00	12/1/38	6,475,000		7,326,657
Michigan Finance Authority, Local Government Loan Program Revenue (School District of the City of Detroit State Qualified Unlimited Tax GO Local Project Bonds)	5.00	5/1/25	1,250,000		1,514,613
Michigan Finance Authority, Revenue (School District of the City of Detroit)	5.00	6/1/19	1,000,000		1,089,830
Michigan Finance Authority, Revenue (School District of the City of Detroit)	5.00	6/1/20	500,000		555,695
Wayne County Airport Authority, Airport Revenue (Detroit Metropolitan Wayne County Airport)	5.00	12/1/21	700,000		821,226
Wayne County Airport Authority, Airport Revenue (Detroit Metropolitan Wayne County Airport) (Insured; Build America Mutual Assurance Company)	5.00	12/1/39	500,000		566,595
		26,457,246
Minnesota - 2.9%
JPMorgan Chase Putters/Drivers Trust (Series 3844), (Minnesota, GO (Various Purpose)) Non-recourse	5.00	8/1/18	17,125,000	[b,d]	20,082,751
JPMorgan Chase Putters/Drivers Trust (Series 3845), (Minnesota, GO (Various Purpose)) Non-recourse	5.00	8/1/18	10,000,000	[b,d]	11,779,000
Minneapolis, Health Care System Revenue (Fairview Health Services) (Prerefunded)	6.63	11/15/18	1,000,000	[a]	1,156,560
		33,018,311
Mississippi - .3%
Mississippi Development Bank, Special Obligation Revenue (Jackson, Water and Sewer System Revenue Bond Project) (Insured; Assured Guaranty Municipal Corp.)	6.88	12/1/40	1,625,000		2,179,206
Warren County, Gulf Opportunity Zone Revenue (International Paper Company Projects)	5.80	5/1/34	1,500,000		1,706,700
		3,885,906
Nevada - 1.0%
Clark County, Airport System Revenue (Build America Bonds)	6.88	7/1/42	10,000,000		11,288,300
New Hampshire - 1.1%
New Hampshire Business Finance Authority, PCR (Public Service Company of New Hampshire Project) (Insured; National Public Finance Guarantee Corp.)	0.56	5/1/21	12,250,000	[e]	11,775,312
New Jersey - 4.0%
New Jersey, COP (Equipment Lease Purchase Agreement)	5.25	6/15/28	1,000,000		1,084,760

57

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Municipal Opportunities Fund (continued)
Long-Term Municipal Investments - 103.7% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
New Jersey - 4.0% (continued)
New Jersey Economic Development Authority, Cigarette Tax Revenue	5.00	6/15/26	2,500,000		2,695,975
New Jersey Economic Development Authority, Private Activity Revenue (The Goethals Bridge Replacement Project)	5.13	1/1/34	5,325,000		5,963,840
New Jersey Economic Development Authority, Private Activity Revenue (The Goethals Bridge Replacement Project)	5.38	1/1/43	5,500,000		6,133,490
New Jersey Economic Development Authority, School Facilities Construction Revenue (Insured; Assured Guaranty Municipal Corp.)	5.00	6/15/29	13,000,000		14,755,000
New Jersey Educational Facilities Authority, Revenue (University of Medicine and Dentistry of New Jersey Issue) (Prerefunded)	7.50	6/1/19	2,000,000	[a]	2,418,200
New Jersey Health Care Facilities Financing Authority, Revenue (Saint Peter's University Hospital Obligated Group Issue)	6.25	7/1/35	1,500,000		1,626,945
New Jersey Transportation Trust Fund Authority, (Transportation System)	5.25	12/15/21	7,000,000		7,903,000
New Jersey Transportation Trust Fund Authority, (Transportation System)	0.00	12/15/29	5,000,000	[c]	2,639,600
		45,220,810
New York - 11.6%
Brooklyn Arena Local Development Corporation, PILOT Revenue (Barclays Center Project)	6.00	7/15/30	9,500,000		10,889,755
Brooklyn Arena Local Development Corporation, PILOT Revenue (Barclays Center Project)	6.25	7/15/40	6,000,000		6,938,220
Brooklyn Arena Local Development Corporation, PILOT Revenue (Barclays Center Project)	6.38	7/15/43	4,000,000		4,640,960
Build New York City Resource Corporation, Revenue (Albert Einstein College of Medicine, Inc. Project)	5.50	9/1/45	1,750,000	[b]	1,905,312
Build New York City Resource Corporation, SWDR (Pratt Paper (NY), Inc. Project)	5.00	1/1/35	1,000,000	[b]	1,080,670
Hudson Yards Infrastructure Corporation, Hudson Yards Senior Revenue	5.75	2/15/47	5,000,000		5,816,150
Metropolitan Transportation Authority, Transportation Revenue	6.50	11/15/28	665,000		769,485
Metropolitan Transportation Authority, Transportation Revenue (Insured; Assured Guaranty Municipal Corp.)	0.86	11/1/22	11,000,000	[e]	10,711,250
New York City, GO	6.00	10/15/23	365,000		416,370
New York City, GO (Prerefunded)	6.00	10/15/18	135,000	[a]	153,842
New York City Industrial Development Agency, PILOT Revenue (Queens Baseball Stadium Project) (Insured; Assured Guaranty Corp.)	6.50	1/1/46	325,000		369,697
New York City Industrial Development Agency, PILOT Revenue (Yankee Stadium Project) (Insured; Assured Guaranty Corp.)	7.00	3/1/49	1,300,000		1,518,595
New York City Industrial Development Agency, PILOT Revenue (Yankee Stadium Project) (Insured; FGIC)	1.52	3/1/20	5,000,000	[e]	4,843,300
New York City Municipal Water Finance Authority, Water and Sewer System Revenue (Citigroup Series RR II R-11931) Recourse	5.75	12/15/16	9,000,000	[b,d]	9,990,900
New York City Municipal Water Finance Authority, Water and Sewer System Revenue (Citigroup Series RR II R-11931-1) Recourse	5.75	12/15/16	5,090,000	[b,d]	5,650,401
New York City Municipal Water Finance Authority, Water and Sewer System Second General Resolution Revenue	5.00	6/15/34	10,000,000		11,825,400
New York Liberty Development Corporation, Liberty Revenue (4 World Trade Center Project)	5.75	11/15/51	5,000,000		5,830,700
New York Liberty Development Corporation, Liberty Revenue (7 World Trade Center Project)	5.00	3/15/44	2,000,000		2,198,700
New York Liberty Development Corporation, Revenue (3 World Trade Center Project)	5.00	11/15/44	10,000,000	[b]	10,668,200
New York State Dormitory Authority, Revenue (Pace University)	5.00	5/1/38	500,000		539,565
New York State Dormitory Authority, State Personal Income Tax Revenue (Education)	5.75	3/15/36	1,000,000		1,144,800

58

BNY Mellon Municipal Opportunities Fund (continued)
Long-Term Municipal Investments - 103.7% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
New York - 11.6% (continued)
New York State Energy Research and Development Authority, PCR (New York State Electric and Gas Corporation Project) (Insured; National Public Finance Guarantee Corp.)	1.21	4/1/34	17,410,000	[e]	16,626,550
Port Authority of New York and New Jersey, Special Project Revenue (JFK International Air Terminal LLC Project)	6.00	12/1/42	5,000,000		5,890,350
Triborough Bridge and Tunnel Authority, General Revenue (MTA Bridges and Tunnels)	0.00	11/15/27	2,000,000	[c]	1,432,280
Triborough Bridge and Tunnel Authority, General Revenue (MTA Bridges and Tunnels)	0.00	11/15/28	4,715,000	[c]	3,232,180
Triborough Bridge and Tunnel Authority, Subordinate Revenue (MTA Bridges and Tunnels)	0.00	11/15/31	5,000,000	[c]	3,126,250
Triborough Bridge and Tunnel Authority, Subordinate Revenue (MTA Bridges and Tunnels)	0.00	11/15/32	3,000,000	[c]	1,813,830
			130,023,712
North Carolina - .0%
North Carolina Eastern Municipal Power Agency, Power System Revenue (Insured; Assured Guaranty Corp.) (Escrowed to Maturity)	6.00	1/1/19	150,000		164,105
Ohio - 1.0%
Montgomery County, Revenue (Catholic Health Initiatives)	6.25	10/1/33	1,115,000		1,253,372
Ohio, Private Activity Revenue (Portsmouth Gateway Group, LLC - Borrower) (Portsmouth Bypass Project)	5.00	12/31/39	1,200,000		1,326,144
Ohio, Private Activity Revenue (Portsmouth Gateway Group, LLC - Borrower) (Portsmouth Bypass Project) (Insured; Assured Guaranty Municipal Corp.)	5.00	12/31/35	3,000,000		3,388,770
Ohio, Private Activity Revenue (Portsmouth Gateway Group, LLC - Borrower) (Portsmouth Bypass Project) (Insured; Assured Guaranty Municipal Corp.)	5.00	12/31/39	2,000,000		2,237,080
Ohio Turnpike and Infrastructure Commission, Turnpike Junior Lien Revenue (Infrastructure Projects)	0/5.70	2/15/34	3,000,000	[f]	2,705,280
			10,910,646
Oregon - .2%
Oregon Health and Science University, Revenue (Prerefunded)	5.75	7/1/19	2,000,000	[a]	2,325,140
Pennsylvania - 1.3%
Pennsylvania Economic Development Financing Authority, Water Facilities Revenue (Aqua Pennsylvania, Inc. Project)	5.00	12/1/43	4,425,000		5,035,517
Pennsylvania Higher Educational Facilities Authority, Revenue (The Foundation for Indiana University of Pennsylvania Student Housing Project at Indiana University of Pennsylvania)	5.00	7/1/32	1,000,000		1,097,680
Pennsylvania Higher Educational Facilities Authority, Revenue (University of Pennsylvania Health System)	5.75	8/15/41	2,550,000		2,993,317
Pennsylvania Turnpike Commission, Turnpike Subordinate Revenue	5.00	6/1/30	5,000,000		5,864,000
			14,990,514
Rhode Island - .7%
Rhode Island Health and Educational Building Corporation, Higher Education Facility Revenue (Providence College Issue)	5.00	11/1/45	7,000,000		7,972,020
Texas - 17.9%
Austin, Water and Wastewater System Revenue	5.00	11/15/39	13,555,000		15,663,887
Central Texas Regional Mobility Authority, Senior Lien Revenue	5.00	1/1/40	7,300,000		8,246,226
Central Texas Regional Mobility Authority, Senior Lien Revenue	6.00	1/1/41	5,000,000		5,930,600
Clifton Higher Education Finance Corporation, Education Revenue (IDEA Public Schools)	5.50	8/15/31	1,250,000		1,389,263
Clifton Higher Education Finance Corporation, Education Revenue (IDEA Public Schools)	5.00	8/15/32	2,745,000		2,968,141
Clifton Higher Education Finance Corporation, Education Revenue (IDEA Public Schools)	6.00	8/15/33	1,500,000		1,794,120

59

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Municipal Opportunities Fund (continued)
Long-Term Municipal Investments - 103.7% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Texas - 17.9% (continued)
Clifton Higher Education Finance Corporation, Education Revenue (IDEA Public Schools)	5.75	8/15/41	1,000,000		1,120,640
Clifton Higher Education Finance Corporation, Education Revenue (IDEA Public Schools)	5.00	8/15/42	2,750,000		2,931,225
Clifton Higher Education Finance Corporation, Education Revenue (IDEA Public Schools)	6.00	8/15/43	2,770,000		3,302,948
Clifton Higher Education Finance Corporation, Education Revenue (Uplift Education)	5.00	12/1/45	3,855,000		4,207,347
Clint Independent School District, Unlimited Tax School Building Bonds (Permanent School Fund Guarantee Program)	5.00	8/15/45	5,000,000		5,813,850
Dallas and Fort Worth, Joint Improvement Revenue (Dallas/Fort Worth International Airport)	5.00	11/1/32	7,500,000		8,376,225
Grand Parkway Transportation Corporation, Grand Parkway System First Tier Toll Revenue	5.50	4/1/53	4,500,000		5,053,995
Grand Parkway Transportation Corporation, Grand Parkway System Subordinate Tier Toll Revenue (Toll Equity Loan Agreement Supported)	0/5.20	10/1/31	2,000,000	[f]	1,708,820
Grand Parkway Transportation Corporation, Grand Parkway System Subordinate Tier Toll Revenue (Toll Equity Loan Agreement Supported)	0/5.40	10/1/33	2,500,000	[f]	2,118,525
Grand Parkway Transportation Corporation, Grand Parkway System Subordinate Tier Toll Revenue (Toll Equity Loan Agreement Supported)	0/5.45	10/1/34	2,235,000	[f]	1,886,720
Harris County Health Facilities Development Corporation, HR (Memorial Hermann Healthcare System) (Prerefunded)	7.00	12/1/18	1,000,000	[a]	1,171,320
Houston, Airport System Subordinate Lien Revenue	5.00	7/1/32	500,000		556,400
Houston, Airport System Subordinate Lien Revenue (Insured; Assured Guaranty Municipal Corp.)	0.86	7/1/30	10,650,000	[e]	9,798,000
Houston, Airport System Subordinate Lien Revenue (Insured; Assured Guaranty Municipal Corp.)	0.86	7/1/30	3,650,000	[e]	3,358,000
Houston Higher Education Finance Corporation, Education Revenue (Cosmos Foundation, Inc.)	6.50	5/15/31	1,270,000		1,513,573
Houston Higher Education Finance Corporation, Education Revenue (Cosmos Foundation, Inc.) (Prerefunded)	6.50	5/15/21	1,530,000	[a]	1,950,903
Houston Higher Education Finance Corporation, Higher Education Revenue (Cosmos Foundation, Inc.)	5.88	5/15/21	725,000		820,135
Houston Higher Education Finance Corporation, Higher Education Revenue (Cosmos Foundation, Inc.) (Prerefunded)	6.88	5/15/21	4,400,000	[a]	5,693,864
Lower Colorado River Authority, Transmission Contract Revenue (Lower Colorado River Authority Transmission Services Corporation Project)	5.00	5/15/40	4,750,000		5,386,642
New Hope Cultural Education Facilities Corporation, Student Housing Revenue (National Campus and Community Development Corporation - College Station Properties LLC - Texas A&M University Project)	5.00	7/1/47	6,500,000		6,961,240
Newark Higher Education Finance Corporation, Education Revenue (A+ Charter Schools, Inc.)	5.50	8/15/35	750,000	[b]	770,010
Newark Higher Education Finance Corporation, Education Revenue (A+ Charter Schools, Inc.)	5.75	8/15/45	1,000,000	[b]	1,019,700
North Texas Education Finance Corporation, Education Revenue (Uplift Education)	4.88	12/1/32	1,630,000		1,713,798
North Texas Tollway Authority, First Tier System Revenue	6.00	1/1/38	7,000,000		8,295,700
North Texas Tollway Authority, Special Projects System Revenue	5.50	9/1/41	20,000,000		23,666,400
Texas Private Activity Bond Surface Transportation Corporation, Senior Lien Revenue (LBJ Infrastructure Group LLC IH-635 Managed Lanes Project)	7.00	6/30/40	7,500,000		9,084,600
Texas Private Activity Bond Surface Transportation Corporation, Senior Lien Revenue (North Tarrant Express Mobility Partners Segments 3 LLC Segments 3A and 3B Facility)	7.00	12/31/38	10,000,000		12,570,900

60

BNY Mellon Municipal Opportunities Fund (continued)
Long-Term Municipal Investments - 103.7% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Texas - 17.9% (continued)
Texas Private Activity Bond Surface Transportation Corporation, Senior Lien Revenue (North Tarrant Express Mobility Partners Segments 3 LLC Segments 3A and 3B Facility)	6.75	6/30/43	5,000,000		6,176,000
Texas Private Activity Bond Surface Transportation Corporation, Senior Lien Revenue (NTE Mobility Partners LLC North Tarrant Express Managed Lanes Project)	7.50	12/31/31	2,500,000		3,033,600
Texas Transportation Commission, Central Texas Turnpike System First Tier Revenue	5.00	8/15/37	15,950,000		18,190,018
Texas Transportation Commission, Central Texas Turnpike System First Tier Revenue	5.00	8/15/41	6,000,000		6,581,760
		200,825,095
Vermont - .1%
Burlington, Airport Revenue (Insured; Assured Guaranty Municipal Corp.)	5.00	7/1/30	1,000,000		1,152,930
Virginia - 1.5%
Chesapeake, Transportation System Senior Toll Road Revenue	0/4.88	7/15/40	2,000,000	[f]	1,508,640
Virginia Small Business Financing Authority, Senior Lien Revenue (95 Express Lanes LLC Project)	5.00	1/1/40	7,510,000		8,130,026
Virginia Small Business Financing Authority, Senior Lien Revenue (Elizabeth River Crossing Opco, LLC Project)	5.25	1/1/32	4,000,000		4,462,040
Virginia Small Business Financing Authority, Senior Lien Revenue (Elizabeth River Crossing Opco, LLC Project)	6.00	1/1/37	2,000,000		2,319,760
		16,420,466
Wisconsin - .5%
Oneida Tribe of Indians, Retail Sales Revenue	6.50	2/1/31	1,325,000	[b]	1,521,166
Wisconsin, General Fund Annual Appropriation Bonds	5.38	5/1/25	1,000,000		1,139,300
Wisconsin, General Fund Annual Appropriation Bonds	5.75	5/1/33	1,500,000		1,718,895
Wisconsin, General Fund Annual Appropriation Bonds	6.00	5/1/33	1,000,000		1,154,720
		5,534,081
U.S. Related - 4.7%
A.B. Won International Airport Authority of Guam, General Revenue	6.25	10/1/34	1,000,000		1,172,760
A.B. Won International Airport Authority of Guam, General Revenue	6.38	10/1/43	1,000,000		1,179,530
A.B. Won International Airport Authority of Guam, General Revenue (Insured; Assured Guaranty Municipal Corp.)	6.00	10/1/34	2,000,000		2,382,020
A.B. Won International Airport Authority of Guam, General Revenue (Insured; Assured Guaranty Municipal Corp.)	6.13	10/1/43	2,000,000		2,357,380
Guam, Hotel Occupancy Tax Revenue	6.00	11/1/26	2,500,000		3,003,525
Guam, Hotel Occupancy Tax Revenue	6.13	11/1/31	5,000,000		5,938,150
Guam, Hotel Occupancy Tax Revenue	6.50	11/1/40	2,000,000		2,407,760
Guam Government Department of Education, COP (John F. Kennedy High School Project)	6.63	12/1/30	1,000,000		1,094,660
Puerto Rico Commonwealth, GO	8.00	7/1/35	5,000,000		3,613,800
Puerto Rico Electric Power Authority, Power Revenue	5.00	7/1/21	500,000		500,205
Puerto Rico Electric Power Authority, Power Revenue	5.00	7/1/22	2,000,000		1,295,060
Puerto Rico Electric Power Authority, Power Revenue	6.75	7/1/36	10,000,000		6,466,900
Puerto Rico Electric Power Authority, Power Revenue (Insured; National Public Finance Guarantee Corp.)	5.00	7/1/17	750,000		751,230

61

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Municipal Opportunities Fund (continued)
Long-Term Municipal Investments - 103.7% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
U.S. Related - 4.7% (continued)
Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue	5.00	8/1/22	4,585,000		2,922,892
Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue (First Subordinate Series)	0/6.75	8/1/32	15,000,000	[f]	6,003,150
Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue (First Subordinate Series)	0/6.25	8/1/33	750,000	[f]	195,300
Virgin Islands Public Finance Authority, Revenue (Virgin Islands Gross Receipts Taxes Loan Note)	5.00	10/1/29	2,250,000		2,541,172
Virgin Islands Public Finance Authority, Revenue (Virgin Islands Gross Receipts Taxes Loan Note)	5.00	10/1/30	5,000,000		5,620,150
Virgin Islands Public Finance Authority, Revenue (Virgin Islands Gross Receipts Taxes Loan Note)	5.00	10/1/34	1,500,000		1,655,085
Virgin Islands Public Finance Authority, Subordinated Revenue (Virgin Islands Matching Fund Loan Note - Diageo Project)	6.75	10/1/37	1,250,000		1,406,550
		52,507,279
Total Long-Term Municipal Investments (cost $1,076,440,780)					1,161,225,504
Short-Term Municipal Investments - .0%
Washington - .0%
Washington Housing Finance Commission, Nonprofit Revenue (Pioneer Human Services Projects) (LOC; U.S. Bank NA) (cost $400,000)	0.05	3/1/16	400,000	[g]	400,000
Short-Term Investments - 2.5%

U.S. Treasury Bills (cost $27,799,691)	0.00	3/3/16	27,800,000		27,799,778
Total Investments (cost $1,104,640,471)			106.2%		1,189,425,282
Liabilities, Less Cash and Receivables			(6.2%)		(69,036,801)
Net Assets			100.0%		1,120,388,481

a These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.

b Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 29, 2016, these securities were valued at $152,719,879 or 13.63% of net assets.

c Security issued with a zero coupon. Income is recognized through the accretion of discount.

d Collateral for floating rate borrowings.

e Variable rate security—rate shown is the interest rate in effect at period end. Date shown represents the earlier of the next interest reset date or ultimate maturity date.

f Zero coupon until a specified date at which time the stated coupon rate becomes effective until maturity.

g Variable rate demand note—rate shown is the interest rate in effect at February 29, 2016. Maturity date represents the next demand date, or the ultimate maturity date if earlier.

62

Portfolio Summary (Unaudited) †	Value (%)
Transportation Services	27.7
Education	19.5
Health Care	9.1
Special Tax	8.0
Utility-Water and Sewer	7.0
Industrial	6.6
State/Territory	4.4
Utility-Electric	4.3
Lease	4.0
City	3.6
U.S. Government	2.5
Prerefunded	2.1
Housing	.3
Resource Recovery	.2
Pollution Control	.1
Other	6.8
106.2

† Based on net assets.

See notes to financial statements.

63

STATEMENTS OF FINANCIAL FUTURES

February 29, 2016 (Unaudited)

BNY Mellon National Intermediate Municipal Bond Fund	Contracts	Market Value Covered by Contracts ($)	Expiration	Unrealized Appreciation at 02/29/2016 ($)

Financial Futures Short
U.S. Treasury 10 Year Notes	659	(86,009,797)	June 2016	303,619
U.S. Treasury 5 Year Notes	356	(43,070,437)	June 2016	119,594
Gross Unrealized Appreciation				423,213

BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	Contracts	Market Value Covered by Contracts ($)	Expiration	Unrealized Appreciation at 02/29/2016 ($)

Financial Futures Short
U.S. Treasury 10 Year Notes	83	(10,832,797)	June 2016	38,241
U.S. Treasury 5 Year Notes	45	(5,444,297)	June 2016	15,117
Gross Unrealized Appreciation				53,358

BNY Mellon Massachusetts Intermediate Municipal Bond Fund	Contracts	Market Value Covered by Contracts ($)	Expiration	Unrealized Appreciation at 02/29/2016 ($)

Financial Futures Short
U.S. Treasury 10 Year Notes	103	(13,443,109)	June 2016	47,455
U.S. Treasury 5 Year Notes	56	(6,775,125)	June 2016	18,812
Gross Unrealized Appreciation				66,267

BNY Mellon New York Intermediate Tax-Exempt Bond Fund	Contracts	Market Value Covered by Contracts ($)	Expiration	Unrealized Appreciation at 02/29/2016 ($)

Financial Futures Short
U.S. Treasury 10 Year Notes	56	(7,308,875)	June 2016	25,801
U.S. Treasury 5 Year Notes	30	(3,629,531)	June 2016	10,078
Gross Unrealized Appreciation				35,879

BNY Mellon Municipal Opportunities Fund	Contracts	Market Value Covered by Contracts ($)	Expiration	Unrealized Appreciation at 02/29/2016 ($)

Financial Futures Short
U.S. Treasury 10 Year Notes	2,227	(290,658,297)	June 2016	1,026,041
U.S. Treasury 5 Year Notes	952	(115,177,125)	June 2016	319,812
U.S. Treasury Ultra Long Bond	300	(51,946,875)	June 2016	487,500
Gross Unrealized Appreciation				1,833,353

See notes to financial statements.

64

Summary of Abbreviations

ABAG	Association of Bay Area Governments	ACA	American Capital Access
AGC	ACE Guaranty Corporation	AGIC	Asset Guaranty Insurance Company
AMBAC	American Municipal Bond Assurance Corporation	ARRN	Adjustable Rate Receipt Notes
BAN	Bond Anticipation Notes	BPA	Bond Purchase Agreement
CIFG	CDC Ixis Financial Guaranty	COP	Certificate of Participation
CP	Commercial Paper	DRIVERS	Derivative Inverse Tax-Exempt Receipts
EDR	Economic Development Revenue	EIR	Environmental Improvement Revenue
FGIC	Financial Guaranty Insurance Company	FHA	Federal Housing Administration
FHLB	Federal Home Loan Bank	FHLMC	Federal Home Loan Mortgage Corporation
FNMA	Federal National Mortgage Association	GAN	Grant Anticipation Notes
GIC	Guaranteed Investment Contract	GNMA	Government National Mortgage Association
GO	General Obligation	HR	Hospital Revenue
IDB	Industrial Development Board	IDC	Industrial Development Corporation
IDR	Industrial Development Revenue	LIFERS	Long Inverse Floating Exempt Receipts
LOC	Letter of Credit	LOR	Limited Obligation Revenue
LR	Lease Revenue	MERLOTS	Municipal Exempt Receipts Liquidity Option Tender
MFHR	Multi-Family Housing Revenue	MFMR	Multi-Family Mortgage Revenue
PCR	Pollution Control Revenue	PILOT	Payment in Lieu of Taxes
P-FLOATS	Puttable Floating Option Tax-Exempt Receipts	PUTTERS	Puttable Tax-Exempt Receipts
RAC	Revenue Anticipation Certificates	RAN	Revenue Anticipation Notes
RAW	Revenue Anticipation Warrants	RIB	Residual Interest Bonds
ROCS	Reset Options Certificates	RRR	Resources Recovery Revenue
SAAN	State Aid Anticipation Notes	SBPA	Standby Bond Purchase Agreement
SFHR	Single Family Housing Revenue	SFMR	Single Family Mortgage Revenue
SONYMA	State of New York Mortgage Agency	SPEARS	Short Puttable Exempt Adjustable Receipts
SWDR	Solid Waste Disposal Revenue	TAN	Tax Anticipation Notes
TAW	Tax Anticipation Warrants	TRAN	Tax and Revenue Anticipation Notes
XLCA	XL Capital Assurance

See notes to financial statements.

65

STATEMENTS OF ASSETS AND LIABILITIES

February 29, 2016 (Unaudited)

	BNY Mellon National Intermediate Municipal Bond Fund	BNY Mellon National Short-Term Municipal Bond Fund	BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	BNY Mellon Massachusetts Intermediate Municipal Bond Fund
Assets ($):
Investments in securities—See Statement of Investments†	2,139,718,871	1,020,743,695	267,763,779	339,105,318
Cash	-	386,518	-	82,875
Interest receivable	24,412,638	8,364,894	3,196,391	3,058,481
Receivable for shares of Beneficial Interest subscribed	2,207,101	463,536	7,000	-
Cash collateral—Note 4	1,210,050	-	152,550	189,450
Receivable for investment securities sold	-	-	1,809,958	-
Prepaid expenses and other assets	38,592	31,160	46,142	17,253
	2,167,587,252	1,029,989,803	272,975,820	342,453,377
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)	671,431	341,195	130,973	119,157
Due to Administrator—Note 3(a)	214,712	102,361	27,704	34,131
Cash overdraft due to Custodian	1,668,471	-	479,757	-
Payable for investment securities purchased	24,577,662	13,788,189	-	1,742,685
Payable for shares of Beneficial Interest redeemed	1,244,327	1,351,738	12,982	37,110
Payable for futures variation margin—Note 4	128,828	-	16,242	20,172
Accrued expenses	75,624	47,105	-	8,368
	28,581,055	15,630,588	667,658	1,961,623
Net Assets ($)	2,139,006,197	1,014,359,215	272,308,162	340,491,754
Composition of Net Assets ($):
Paid-in capital	2,017,068,058	1,012,218,633	259,940,329	323,380,216
Accumulated undistributed investment income—net	214,080	4,923	801	801
Accumulated net realized gain (loss) on investments	3,673,815	456,236	1,053,914	223,691
Accumulated net unrealized appreciation (depreciation) on investments	117,627,031	1,679,423	11,259,760	16,820,779
Accumulated net unrealized appreciation (depreciation) on financial futures	423,213	-	53,358	66,267
Net Assets ($)	2,139,006,197	1,014,359,215	272,308,162	340,491,754
Net Asset Value Per Share
Class M
Net Assets ($)	2,088,763,085	1,007,326,556	266,535,350	331,979,818
Shares Outstanding	150,977,061	78,456,649	21,311,391	25,543,681
Net Asset Value Per Share ($)	13.83	12.84	12.51	13.00
Investor Shares
Net Assets ($)	50,243,112	7,032,659	5,772,812	8,511,936
Shares Outstanding	3,635,514	548,017	462,075	655,077
Net Asset Value Per Share ($)	13.82	12.83	12.49	12.99
† Investments at cost ($)	2,022,091,840	1,019,064,272	256,504,019	322,284,539

See notes to financial statements.

66

	BNY Mellon New York Intermediate Tax-Exempt Bond Fund	BNY Mellon Municipal Opportunities Fund
Assets ($):
Investments in securities—See Statement of Investments†	180,379,203	1,189,425,282
Cash	-	180,889
Receivable for investment securities sold	2,389,587	-
Interest receivable	2,024,512	11,508,116
Receivable for shares of Beneficial Interest subscribed	150,000	-
Cash collateral—Note 4	102,600	5,303,250
Prepaid expenses	21,363	26,714
	185,067,265	1,206,444,251
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)	70,644	507,032
Due to Administrator—Note 3(a)	18,346	113,073
Cash overdraft due to Custodian	316,131	-
Payable for investment securities purchased	2,457,380	15,032,065
Payable for shares of Beneficial Interest redeemed	61,423	36,613
Payable for futures variation margin—Note 4	10,922	531,734
Payable for floating rate notes issued—Note 4	-	69,540,000
Interest and expense payable related to floating rate notes issued—Note 4	-	87,673
Accrued expenses	33,758	207,580
	2,968,604	86,055,770
Net Assets ($)	182,098,661	1,120,388,481
Composition of Net Assets ($):
Paid-in capital	171,500,843	1,081,491,472
Accumulated undistributed investment income—net	15,058	1,118,333
Accumulated net realized gain (loss) on investments	1,376,064	(48,839,488)
Accumulated net unrealized appreciation (depreciation) on investments	9,170,817	84,784,811
Accumulated net unrealized appreciation (depreciation) on financial futures	35,879	1,833,353
Net Assets ($)	182,098,661	1,120,388,481
Net Asset Value Per Share
Class M
Net Assets ($)	166,668,450	1,102,529,786
Shares Outstanding	14,563,501	83,950,901
Net Asset Value Per Share ($)	11.44	13.13
Investor Shares
Net Assets ($)	15,430,211	17,858,695
Shares Outstanding	1,347,461	1,359,499
Net Asset Value Per Share ($)	11.45	13,14
† Investments at cost ($)	171,208,386	1,104,640,471

See notes to financial statements.

67

STATEMENTS OF OPERATIONS

Six Months Ended February 29, 2016 (Unaudited)

	BNY Mellon National Intermediate Municipal Bond Fund	BNY Mellon National Short-Term Municipal Bond Fund	BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	BNY Mellon Massachusetts Intermediate Municipal Bond Fund
Investment Income ($):
Interest Income	32,705,317	6,807,342	4,606,028	4,949,713
Expenses:
Investment advisory fee—Note 3(a)	3,617,231	1,772,372	696,052	572,845
Administration fee—Note 3(a)	1,296,021	634,969	174,549	205,249
Trustees’ fees and expenses—Note 3(c)	64,596	30,466	8,685	9,874
Shareholder servicing costs—Note 3(b)	63,769	12,046	7,031	11,045
Custodian fees—Note 3(b)	49,949	39,007	13,683	14,190
Professional fees	40,503	23,519	23,359	27,308
Registration fees	25,594	16,485	13,486	13,998
Loan commitment fees—Note 2	17,751	9,038	1,789	2,819
Prospectus and shareholders’ reports	10,550	5,491	5,627	5,831
Miscellaneous	54,682	34,121	20,895	22,153
Total Expenses	5,240,646	2,577,514	965,156	885,312
Less—reduction in fees due to earnings credits—Note 3(b)	(44)	(11)	(6)	(15)
Net Expenses	5,240,602	2,577,503	965,150	885,297
Investment Income—Net	27,464,715	4,229,839	3,640,878	4,064,416
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	4,749,078	1,038,057	1,616,112	1,836,870
Net realized gain (loss) on financial futures	(3,823,913)	(306,958)	(486,145)	(568,007)
Net Realized Gain (Loss)	925,165	731,099	1,132,967	1,268,863
Net unrealized appreciation (depreciation) on investments	40,499,769	352,307	4,133,204	5,368,961
Net unrealized appreciation (depreciation) on financial futures	908,330	156,250	124,842	141,267
Net Unrealized Appreciation (Depreciation)	41,408,099	508,557	4,258,046	5,510,228
Net Realized and Unrealized Gain (Loss) on Investments	42,333,264	1,239,656	5,391,013	6,779,091
Net Increase in Net Assets Resulting from Operations	69,797,979	5,469,495	9,031,890	10,843,507

See notes to financial statements.

68

	BNY Mellon New York Intermediate Tax-Exempt Bond Fund	BNY Mellon Municipal Opportunities Fund
Investment Income ($):
Interest Income	2,909,184	25,790,170
Expenses:
Investment advisory fee—Note 3(a)	447,332	2,845,567
Administration fee—Note 3(a)	112,188	713,585
Professional fees	21,102	33,481
Shareholder servicing costs—Note 3(b)	19,687	23,221
Registration fees	15,376	15,522
Custodian fees—Note 3(b)	7,858	40,174
Prospectus and shareholders’ reports	6,676	6,011
Trustees’ fees and expenses—Note 3(c)	5,413	33,973
Loan commitment fees—Note 2	1,214	9,900
Interest and expense related to floating rate notes issued—Note 4	-	191,016
Miscellaneous	19,441	43,790
Total Expenses	656,287	3,956,240
Less—reduction in expenses due to undertakings—Note 3(a)	(107,905)	-
Less—reduction in fees due to earnings credits—Note 3(b)	(46)	(8)
Net Expenses	548,336	3,956,232
Investment Income—Net	2,360,848	21,833,938
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	1,637,304	4,922,046
Net realized gain (loss) on financial futures	(326,662)	(17,906,376)
Net Realized Gain (Loss)	1,310,642	(12,984,330)
Net unrealized appreciation (depreciation) on investments	2,326,376	21,184,122
Net unrealized appreciation (depreciation) on financial futures	80,176	3,676,947
Net Unrealized Appreciation (Depreciation)	2,406,552	24,861,069
Net Realized and Unrealized Gain (Loss) on Investments	3,717,194	11,876,739
Net Increase in Net Assets Resulting from Operations	6,078,042	33,710,677

See notes to financial statements.

69

STATEMENT OF CASH FLOWSSix Months Ended February 29, 2016 (Unaudited)

BNY Mellon Municipal Opportunities Fund
Cash Flows from Operating Activities ($):
Purchases of portfolio securities	(131,465,249)
Proceeds from sales of portfolio securities	206,415,079
Financial futures transactions	(13,846,258)
Net purchases of short-term portfolio securities	(11,108,398)
Interest received	27,599,541
Operating expenses paid	(840,070)
Cash paid to The Dreyfus Corporation for investment advisory fee	(2,876,650)
Net Cash Used by Operating Activities		73,877,995
Cash Flows from Financing Activities ($):
Net Beneficial Interest transactions	(59,809,230)
Dividends paid	(12,127,247)
Net Cash Used in Financing Activities		(71,936,477)
Increase in cash overdraft due to custodian		1,941,518
Cash overdraft at beginning of period		(1,760,629)
Cash at end of period		180,889
Reconciliation of Net Increase in Net Assets Resulting from Operations to Net Cash Used in Operating Activities ($):
Net Increase in Net Assets Resulting From Operations		33,710,677
Adjustments to reconcile net increase in net assets resulting from operations to net cash used by operating activities ($):
Purchases of portfolio securities		(131,465,249)
Proceeds from sales of portfolio securities		206,415,079
Financial futures transactions		(13,846,258)
Net purchases of short-term securities		(11,108,398)
Decrease in interest receivable		1,181,650
Increase in accrued operating expenses		118,521
Increased in prepaid expenses		(2,522)
Decrease in Due to The Dreyfus Corporation and affiliates		(31,084)
Decrease in Due to Administrator		(9,441)
Decrease in other assets		164,038
Decrease in interest and expense payable related to floating rate notes issued		(34,311)
Net realized loss on investment and financial futures transactions		12,984,332
Net unrealized depreciation on investments and financial futures		(24,861,069)
Net amortization of premiums on investments		662,030
Net Cash Used by Operating Activities		73,877,995
Supplemental non-cash financing disclosure:
Reinvestment of dividends		8,588,358

See notes to financial statements.

70

STATEMENT OF CHANGES IN NET ASSETS

	BNY Mellon National Intermediate Municipal Bond Fund		BNY Mellon National Short-Term Municipal Bond Fund
	Six Months Ended February 29, 2016	Year Ended	Six Months Ended February 29, 2016	Year Ended
	(Unaudited)	August 31, 2015	(Unaudited)	August 31, 2015
Operations ($):
Investment income—net	27,464,715	53,336,236	4,229,839	9,392,800
Net realized gain (loss) on investments	925,165	1,874,999	731,099	510,918
Net unrealized appreciation (depreciation) on investments	41,408,099	(33,307,884)	508,557	(8,319,412)
Net Increase (Decrease) in Net Assets Resulting from Operations	69,797,979	21,903,351	5,469,495	1,584,306
Dividends to Shareholders from ($):
Investment income—net:
Class M	(26,641,704)	(51,963,761)	(4,195,639)	(9,377,607)
Investor Shares	(608,931)	(1,153,287)	(29,277)	(60,889)
Net realized gain on investments:
Class M	(311,121)	-	(564,699)	(1,377,549)
Investor Shares	(7,743)	-	(4,219)	(13,231)
Total Dividends	(27,569,499)	(53,117,048)	(4,793,834)	(10,789,276)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M	213,415,935	481,442,530	185,279,148	410,479,458
Investor Shares	10,951,735	28,467,617	5,801,386	13,730,431
Dividends reinvested:
Class M	4,190,204	8,189,444	1,225,470	2,899,027
Investor Shares	452,112	851,692	25,927	59,006
Cost of shares redeemed:
Class M	(140,730,493)	(316,030,087)	(187,378,173)	(640,914,792)
Investor Shares	(12,393,269)	(20,433,136)	(10,968,377)	(11,232,353)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	75,886,224	182,488,060	(6,014,619)	(224,979,223)
Total Increase (Decrease) In Net Assets	118,114,704	151,274,363	(5,338,958)	(234,184,193)
Net Assets ($):
Beginning of Period	2,020,891,493	1,869,617,130	1,019,698,173	1,253,882,366
End of Period	2,139,006,197	2,020,891,493	1,014,359,215	1,019,698,173
Undistributed investment income—net	214,080	-	4,923	-
Capital Share Transactions (Shares):
Class Ma
Shares sold	15,565,058	35,131,407	14,441,018	31,855,274
Shares issued for dividends reinvested	305,138	598,235	95,511	225,049
Shares redeemed	(10,268,042)	(23,098,865)	(14,602,765)	(49,737,504)
Net Increase (Decrease) in Shares Outstanding	5,602,154	12,630,777	(66,236)	(17,657,181)
Investor Shares[a]
Shares sold	800,388	2,084,275	452,055	1,066,739
Shares issued for dividends reinvested	32,957	62,291	2,021	4,585
Shares redeemed	(904,910)	(1,496,552)	(854,810)	(872,516)
Net Increase (Decrease) in Shares Outstanding	(71,565)	650,014	(400,734)	198,808

a During the period ended February 29, 2016, 440,433 Class M shares representing $5,990,715 were exchanged for 440,917 Investor shares for BNY Mellon National Intermediate Municipal Bond Fund and 323,542 Class M shares representing $4,155,720 were exchanged for 323,783 Investor shares for BNY Mellon National Short-Term Municipal Bond Fund.

See notes to financial statements.

71

STATEMENT OF CHANGES IN NET ASSETS (continued)

	BNY Mellon Pennsylvania Intermediate Municipal Bond Fund		BNY Mellon Massachusetts Intermediate Municipal Bond Fund
	Six Months Ended February 29, 2016	Year Ended	Six Months Ended February 29, 2016	Year Ended
	(Unaudited)	August 31, 2015	(Unaudited)	August 31, 2015
Operations ($):
Investment income—net	3,640,878	7,957,757	4,064,416	8,343,940
Net realized gain (loss) on investments	1,132,967	699,463	1,268,863	622,100
Net unrealized appreciation (depreciation) on investments	4,258,046	(6,589,539)	5,510,228	(6,005,982)
Net Increase (Decrease) in Net Assets Resulting from Operations	9,031,891	2,067,681	10,843,507	2,960,058
Dividends to Shareholders from ($):
Investment income—net:
Class M	(3,573,924)	(7,886,437)	(3,965,502)	(8,150,547)
Investor Shares	(66,153)	(106,754)	(98,113)	(237,738)
Net realized gain on investments:
Class M	(848,375)	-	-	-
Investor Shares	(20,018)	-	-	-
Total Dividends	(4,508,470)	(7,993,191)	(4,063,615)	(8,388,285)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M	8,415,270	23,588,129	34,146,610	48,257,231
Investor Shares	2,860,980	3,120,757	652,222	2,303,604
Dividends reinvested:
Class M	705,260	423,242	803,807	1,710,751
Investor Shares	62,336	89,206	82,440	192,644
Cost of shares redeemed:
Class M	(23,751,553)	(48,119,626)	(20,203,212)	(39,584,599)
Investor Shares	(2,795,379)	(1,998,841)	(1,036,418)	(3,607,945)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	(14,503,086)	(22,897,133)	14,445,449	9,271,686
Total Increase (Decrease) In Net Assets	(9,979,665)	(28,822,643)	21,225,341	3,843,459
Net Assets ($):
Beginning of Period	282,287,827	311,110,470	319,266,413	315,422,954
End of Period	272,308,162	282,287,827	340,491,754	319,266,413
Undistributed investment income—net	801	-	801	-
Capital Share Transactions (Shares):
Class Ma
Shares sold	678,194	1,882,110	2,654,705	3,747,095
Shares issued for dividends reinvested	56,760	33,882	62,329	132,934
Shares redeemed	(1,908,944)	(3,854,159)	(1,572,122)	(3,078,996)
Net Increase (Decrease) in Shares Outstanding	(1,173,990)	(1,938,167)	1,144,912	801,033
Investor Shares[a]
Shares sold	230,204	252,607	51,105	178,341
Shares issued for dividends reinvested	5,019	7,152	6,396	14,968
Shares redeemed	(225,265)	(161,380)	(80,562)	(280,762)
Net Increase (Decrease) in Shares Outstanding	9,958	98,379	(23,061)	(87,453)

a During the period ended February 29, 2016, 39,664 Class M shares representing $488,123 were exchanged for 39,696 Investor shares for BNY Mellon Pennsylvania Intermediate Municipal Bond Fund and 1,200 Class M shares representing $15,385 were exchanged for 1,201 Investor shares for BNY Mellon Massachusetts Intermediate Municipal Bond Fund.

See notes to financial statements.

72

	BNY Mellon New York Intermediate Tax-Exempt Bond Fund		BNY Mellon Municipal Opportunities Fund
	Six Months Ended February 29, 2016	Year Ended	Six Months Ended February 29, 2016	Year Ended
	(Unaudited)	August 31, 2015	(Unaudited)	August 31, 2015
Operations ($):
Investment income—net	2,360,848	4,946,918	21,833,938	40,057,438
Net realized gain (loss) on investments	1,310,642	1,050,917	(12,984,330)	(3,481,650)
Net unrealized appreciation (depreciation) on investments	2,406,552	(3,670,321)	24,861,069	(15,995,062)
Net Increase (Decrease) in Net Assets Resulting from Operations	6,078,042	2,327,514	33,710,677	20,580,726
Dividends to Shareholders from ($):
Investment income—net:
Class M	(2,160,858)	(4,553,082)	(20,400,959)	(38,471,435)
Investor Shares	(184,932)	(391,095)	(314,646)	(461,291)
Net realized gain on investments:
Class M	(452,142)	-	-	-
Investor Shares	(43,068)	-	-	-
Total Dividends	(2,841,000)	(4,944,177)	(20,715,605)	(38,932,726)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M	10,200,860	19,769,952	2,306,594	228,887,395
Investor Shares	497,689	1,228,268	5,432,664	22,303,245
Dividends reinvested:
Class M	480,812	473,206	8,414,085	15,192,762
Investor Shares	201,688	340,564	174,273	267,506
Cost of shares redeemed:
Class M	(16,303,759)	(20,925,756)	(62,267,073)	(108,405,899)
Investor Shares	(1,047,776)	(2,272,496)	(4,807,777)	(10,538,414)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	(5,970,486)	(1,386,262)	(50,747,234)	147,706,595
Total Increase (Decrease) In Net Assets	(2,733,444)	(4,002,925)	(37,752,162)	129,354,595
Net Assets ($):
Beginning of Period	184,832,105	188,835,030	1,158,140,643	1,028,786,048
End of Period	182,098,661	184,832,105	1,120,388,481	1,158,140,643
Undistributed investment income—net	15,058	-	1,118,333	-
Capital Share Transactions (Shares):
Class Ma
Shares sold	896,959	1,743,593	177,688	17,181,239
Shares issued for dividends reinvested	42,299	41,716	640,759	1,153,996
Shares redeemed	(1,444,362)	(1,845,901)	(4,752,071)	(8,236,637)
Net Increase (Decrease) in Shares Outstanding	(505,104)	(60,592)	(3,933,624)	10,098,598
Investor Shares[a]
Shares sold	43,758	107,734	416,010	1,689,177
Shares issued for dividends reinvested	17,725	30,002	13,262	20,334
Shares redeemed	(92,074)	(200,439)	(365,593)	(803,210)
Net Increase (Decrease) in Shares Outstanding	(30,591)	(62,703)	63,679	906,301

a During the period ended February 29, 2016, 302,770 Class M shares representing $3,937,020 were exchanged for 302,720 Investor shares for BNY Mellon Municipal Opportunities Fund.

See notes to financial statements.

73

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class of each fund for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in each fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the funds’ financial statements.

			Class M Shares
			Year Ended August 31,
BNY Mellon National Intermediate Municipal Bond Fund	Six Months Ended February 29, 2016 (Unaudited)		2015	2014	2013	2012		2011
Per Share Data ($):
Net asset value, beginning of period	13.56		13.77	13.22	13.98	13.45		13.75
Investment Operations:
Investment income—net [a]	.18		.37	.39	.41	.43		.48
Net realized and unrealized gain (loss) on investments	.27		(.21)	.55	(.73)	.53		(.22)
Total from Investment Operations	.45		.16	.94	(.32)	.96		.26
Distributions:
Dividends from investment income--net	(.18)		(.37)	(.39)	(.39)	(.43)		(.48)
Dividends from net realized gain on investments	(.00)	[b]	-	-	(.05)	(.00)	[b]	(.08)
Total Distributions	(.18)		(.37)	(.39)	(.44)	(.43)		(.56)
Net asset value, end of period	13.83		13.56	13.77	13.22	13.98		13.45
Total Return (%)	3.35	[c]	1.23	7.18	(2.43)	7.25		2.07
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.50	[d]	.50	.50	.50	.50		.50
Ratio of net expenses to average net assets	.50	[d]	.50	.50	.50	.50		.50
Ratio of net investment income to average net assets	2.66	[d]	2.70	2.90	2.94	3.16		3.65
Portfolio Turnover Rate	7.81	[c]	35.65	24.65	24.05	25.31		39.88
Net Assets, end of period ($ x 1,000)	2,088,763		1,970,693	1,827,575	1,692,786	1,697,522		1,535,563

a  Based on average shares outstanding.

b  Amount represents less than $.01 per share.

c Not annualized.

d Annualized.

See notes to financial statements.

74

			Investor Shares
			Year Ended August 31,
BNY Mellon National Intermediate Municipal Bond Fund	Six Months Ended February 29, 2016 (Unaudited)		2015	2014	2013	2012		2011
Per Share Data ($):
Net asset value, beginning of period	13.54		13.75	13.20	13.97	13.44		13.73
Investment Operations:
Investment income—net [a]	.17		.34	.36	.37	.40		.45
Net realized and unrealized gain (loss) on investments	.27		(.22)	.54	(.74)	.53		(.21)
Total from Investment Operations	.44		.12	.90	(.37)	.93		.24
Distributions:
Dividends from investment income--net	(.16)		(.33)	(.35)	(.35)	(.40)		(.45)
Dividends from net realized gain on investments	(.00)	[b]	-	-	(.05)	(.00)	[b]	(.08)
Total Distributions	(.16)		(.33)	(35)	(.40)	(.40)		(.53)
Net asset value, end of period	13.82		13.54	13.75	13.20	13.97		13.44
Total Return (%)	3.31	[c]	.90	6.92	(2.68)	6.99		1.90
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.75	[d]	.75	.75	.75	.75		.75
Ratio of net expenses to average net assets	.75	[d]	.75	.75	.75	.75		.75
Ratio of net investment income to average net assets	2.42	[d]	2.45	2.65	2.68	2.92		3.41
Portfolio Turnover Rate	7.81	[c]	35.65	24.65	24.05	25.31		39.88
Net Assets, end of period ($ x 1,000)	50,243		50,199	42,042	37,095	38,067		41,237

a  Based on average shares outstanding.

b  Amount represents less than $.01 per share.

c Not annualized.

d Annualized.

See notes to financial statements.

75

FINANCIAL HIGHLIGHTS (continued)

			Class M Shares
			Year Ended August 31,
BNY Mellon National Short-Term Municipal Bond Fund	Six Months Ended February 29, 2016 (Unaudited)		2015	2014	2013	2012	2011
Per Share Data ($):
Net asset value, beginning of period	12.83		12.94	12.86	13.01	12.99	13.01
Investment Operations:
Investment income—net [a]	.05		.11	.10	.12	.15	.18
Net realized and unrealized gain (loss) on investments	.02		(.09)	.09	(.15)	.02	(.02)
Total from Investment Operations	.07		.02	.19	(.03)	.17	.16
Distributions:
Dividends from investment income--net	(.05)		(.11)	(.10)	(.12)	(.15)	(.18)
Dividends from net realized gain on investments	(.01)		(.02)	(.01)	-	-	-
Total Distributions	(.06)		(.13)	(.11)	(.12)	(.15)	(.18)
Net asset value, end of period	12.84		12.83	12.94	12.86	13.01	12.99
Total Return (%)	.55	[b]	.17	1.37	(.27)	1.34	1.31
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.51	[c]	.50	.50	.50	.51	.51
Ratio of net expenses to average net assets	.51	[c]	.50	.50	.50	.51	.51
Ratio of net investment income to average net assets	.84	[c]	.82	.77	.89	1.18	1.38
Portfolio Turnover Rate	14.33	[b]	34.24	39.43	41.94	34.17	24.33
Net Assets, end of period ($ x 1,000)	1,007,327		1,007,532	1,244,187	1,181,988	1,241,129	1,088,334

a  Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

76

			Investor Shares
			Year Ended August 31,
BNY Mellon National Short-Term Municipal Bond Fund	Six Months Ended February 29, 2016 (Unaudited)		2015	2014	2013	2012	2011
Per Share Data ($):
Net asset value, beginning of period	12.82		12.93	12.85	13.00	12.97	12.99
Investment Operations:
Investment income—net [a]	.04		.08	.07	.08	.12	.15
Net realized and unrealized gain (loss) on investments	.02		(.10)	.09	(.15)	.03	(.02)
Total from Investment Operations	.06		(.02)	.16	(.07)	.15	.13
Distributions:
Dividends from investment income--net	(.04)		(.07)	(.07)	(.08)	(.12)	(.15)
Dividends from net realized gain on investments	(.01)		(.02)	(.01)	-	-	-
Total Distributions	(.05)		(.09)	(.08)	(.08)	(.12)	(.15)
Net asset value, end of period	12.83		12.82	12.93	12.85	13.00	12.97
Total Return (%)	.43	[b]	(.15)	1.20	(.52)	1.17	.98
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.76	[c]	.76	.76	.76	.76	.77
Ratio of net expenses to average net assets	.76	[c]	.76	.76	.76	.76	.77
Ratio of net investment income to average net assets	.61	[c]	.59	.52	.63	.92	1.15
Portfolio Turnover Rate	14.33	[b]	34.24	39.43	41.94	34.17	24.33
Net Assets, end of period ($ x 1,000)	7,033		12,166	9,696	4,479	4,009	4,021

a  Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

77

FINANCIAL HIGHLIGHTS (continued)

			Class M Shares
			Year Ended August 31,
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	Six Months Ended February 29, 2016 (Unaudited)		2015	2014	2013	2012	2011
Per Share Data ($):
Net asset value, beginning of period	12.31		12.56	12.27	13.15	12.77	12.96
Investment Operations:
Investment income—net [a]	.16		.33	.36	.36	.42	.46
Net realized and unrealized gain (loss) on investments	.24		(.25)	.40	(.79)	.38	(.19)
Total from Investment Operations	.40		.08	.76	(.43)	.80	.27
Distributions:
Dividends from investment income--net	(.16)		(.33)	(.36)	(.36)	(.42)	(.46)
Dividends from net realized gain on investments	(.04)		-	(.11)	(.09)	-	-
Total Distributions	(.20)		(.33)	(.47)	(.45)	(.42)	(.46)
Net asset value, end of period	12.51		12.31	12.56	12.27	13.15	12.77
Total Return (%)	3.27	[b]	.74	6.31	(3.47)	6.34	2.21
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.69	[c]	.68	.68	.67	.67	.66
Ratio of net expenses to average net assets	.69	[c]	.68	.68	.67	.67	.66
Ratio of net investment income to average net assets	2.62	[c]	2.65	2.89	2.80	3.23	3.67
Portfolio Turnover Rate	14.37	[b]	35.96	25.84	29.10	27.16	9.72
Net Assets, end of period ($ x 1,000)	266,535		276,729	306,673	357,431	403,371	420,586

a  Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

78

			Investor Shares
			Year Ended August 31,
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	Six Months Ended February 29, 2016 (Unaudited)		2015	2014	2013	2012	2011
Per Share Data ($):
Net asset value, beginning of period	12.29		12.54	12.25	13.14	12.75	12.94
Investment Operations:
Investment income—net [a]	.15		.30	.33	.33	.38	.43
Net realized and unrealized gain (loss) on investments	.24		(.25)	.39	(.80)	.41	(.19)
Total from Investment Operations	.39		.05	.72	(.47)	.79	.24
Distributions:
Dividends from investment income--net	(.15)		(.30)	(.32)	(.33)	(.40)	(.43)
Dividends from net realized gain on investments	(.04)		-	(.11)	(.09)	-	-
Total Distributions	(.19)		(.30)	(.43)	(.42)	(.40)	(.43)
Net asset value, end of period	12.49		12.29	12.54	12.25	13.14	12.75
Total Return (%)	3.15	[b]	.40	6.04	(3.71)	6.28	1.95
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.94	[c]	.93	.93	.92	.92	.91
Ratio of net expenses to average net assets	.94	[c]	.93	.93	.92	.92	.91
Ratio of net investment income to average net assets	2.37	[c]	2.41	2.64	2.58	2.97	3.42
Portfolio Turnover Rate	14.37	[b]	35.96	25.84	29.10	27.16	9.72
Net Assets, end of period ($ x 1,000)	5,773		5,558	4,437	4,200	8,520	9,153

a  Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

79

FINANCIAL HIGHLIGHTS (continued)

			Class M Shares
			Year Ended August 31,
BNY Mellon Massachusetts Intermediate Municipal Bond Fund	Six Months Ended February 29, 2016 (Unaudited)		2015	2014	2013	2012	2011
Per Share Data ($):
Net asset value, beginning of period	12.73		12.95	12.62	13.54	13.12	13.39
Investment Operations:
Investment income—net [a]	.16		.33	.36	.37	.41	.45
Net realized and unrealized gain (loss) on investments	.27		(.21)	.42	(.77)	.44	(.20)
Total from Investment Operations	.43		.12	.78	(.40)	.85	.25
Distributions:
Dividends from investment income--net	(.16)		(.34)	(.36)	(.37)	(.42)	(.45)
Dividends from net realized gain on investments	-		-	(.09)	(.15)	(.01)	(.07)
Total Distributions	(.16)		(.34)	(.45)	(.52)	(.43)	(.52)
Net asset value, end of period	13.00		12.73	12.95	12.62	13.54	13.12
Total Return (%)	3.39	[b]	.98	6.21	(3.11)	6.50	2.02
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.53	[c]	.53	.53	.53	.53	.53
Ratio of net expenses to average net assets	.53	[c]	.53	.53	.53	.53	.52
Ratio of net investment income to average net assets	2.49	[c]	2.60	2.85	2.79	3.11	3.49
Portfolio Turnover Rate	18.86	[b]	41.79	32.80	21.16	29.39	10.43
Net Assets, end of period ($ x 1,000)	331,980		310,635	305,513	312,640	346,647	349,768

a  Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

80

			Investor Shares
			Year Ended August 31,
BNY Mellon Massachusetts Intermediate Municipal Bond Fund	Six Months Ended February 29, 2016 (Unaudited)		2015	2014	2013	2012	2011
Per Share Data ($):
Net asset value, beginning of period	12.73		12.94	12.62	13.54	13.12	13.39
Investment Operations:
Investment income—net [a]	.14		.31	.34	.34	.38	.42
Net realized and unrealized gain (loss) on investments	.26		(.22)	.40	(.77)	.43	(.20)
Total from Investment Operations	.40		.09	.74	(.43)	.81	.22
Distributions:
Dividends from investment income--net	(.14)		(.30)	(.33)	(.34)	(.38)	(.42)
Dividends from net realized gain on investments	-		-	(.09)	(.15)	(.01)	(.07)
Total Distributions	(.14)		(.30)	(.42)	(.49)	(.39)	(.49)
Net asset value, end of period	12.99		12.73	12.94	12.62	13.54	13.12
Total Return (%)	3.19	[b]	.73	5.95	(3.35)	6.23	1.77
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.78	[c]	.78	.78	.78	.78	.78
Ratio of net expenses to average net assets	.78	[c]	.78	.78	.78	.78	.77
Ratio of net investment income to average net assets	2.25	[c]	2.35	2.60	2.55	2.86	3.24
Portfolio Turnover Rate	18.86	[b]	41.79	32.80	21.16	29.39	10.43
Net Assets, end of period ($ x 1,000)	8,512		8,632	9,910	8,261	9,107	8,430

a  Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

81

FINANCIAL HIGHLIGHTS (continued)

			Class M Shares
			Year Ended August 31,
BNY Mellon New York Intermediate Tax-Exempt Bond Fund	Six Months Ended February 29, 2016 (Unaudited)		2015	2014	2013	2012	2011
Per Share Data ($):
Net asset value, beginning of period	11.24		11.40	11.11	11.92	11.46	11.60
Investment Operations:
Investment income—net [a]	.15		.30	.31	.30	.36	.38
Net realized and unrealized gain (loss) on investments	.23		(.16)	.46	(.69)	.49	(.13)
Total from Investment Operations	.38		.14	.77	(.39)	.85	.25
Distributions:
Dividends from investment income--net	(.15)		(.30)	(.31)	(.30)	(.36)	(.38)
Dividends from net realized gain on investments	(.03)		-	(.17)	(.12)	(.03)	(.01)
Total Distributions	(.18)		(.30)	(.48)	(.42)	(.39)	(.39)
Net asset value, end of period	11.44		11.24	11.40	11.11	11.92	11.46
Total Return (%)	3.41	[b]	1.33	7.04	(3.40)	7.48	2.31
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.71	[c]	.71	.71	.70	.71	.70
Ratio of net expenses to average net assets	.59	[c]	.59	.59	.59	.59	.59
Ratio of net investment income to average net assets	2.66	[c]	2.64	2.79	2.57	3.06	3.41
Portfolio Turnover Rate	20.48	[b]	52.79	36.42	39.32	30.96	21.91
Net Assets, end of period ($ x 1,000)	166,668		169,337	172,407	184,657	203,768	182,547

a  Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

82

			Investor Shares
			Year Ended August 31,
BNY Mellon New York Intermediate Tax-Exempt Bond Fund	Six Months Ended February 29, 2016 (Unaudited)		2015	2014	2013	2012	2011
Per Share Data ($):
Net asset value, beginning of period	11.24		11.40	11.12	11.93	11.47	11.61
Investment Operations:
Investment income—net [a]	.14		.27	.29	.27	.33	.36
Net realized and unrealized gain (loss) on investments	.24		(.16)	.44	(.69)	.49	(.14)
Total from Investment Operations	.38		.11	.73	(.42)	.82	.22
Distributions:
Dividends from investment income--net	(.14)		(.27)	(.28)	(.27)	(.33)	(.35)
Dividends from net realized gain on investments	(.03)		-	(.17)	(.12)	(.03)	(.01)
Total Distributions	(.17)		(.27)	(.45)	(.39)	(.36)	(.36)
Net asset value, end of period	11.45		11.24	11.40	11.12	11.93	11.47
Total Return (%)	3.37	[b]	.98	6.77	(3.63)	7.20	2.05
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.96	[c]	.96	.96	.95	.96	.95
Ratio of net expenses to average net assets	.84	[c]	.84	.84	.84	.84	.84
Ratio of net investment income to average net assets	2.41	[c]	2.39	2.54	2.32	2.81	3.16
Portfolio Turnover Rate	20.48	[b]	52.79	36.42	39.32	30.96	21.91
Net Assets, end of period ($ x 1,000)	15,430		15,495	16,428	17,930	19,097	17,177

a  Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

83

FINANCIAL HIGHLIGHTS (continued)

			Class M Shares
			Year Ended August 31,
BNY Mellon Municipal Opportunities Fund	Six Months Ended February 29, 2016 (Unaudited)		2015	2014	2013	2012	2011
Per Share Data ($):
Net asset value, beginning of period	12.99		13.16	12.38	13.42	12.27	12.78
Investment Operations:
Investment income—net [a]	.25		.47	.49	.43	.50	.52
Net realized and unrealized gain (loss) on investments	.13		(.18)	1.04	(.92)	1.15	(.35)
Total from Investment Operations	.38		.29	1.53	(.49)	1.65	.17
Distributions:
Dividends from investment income--net	(.24)		(.46)	(.48)	(.43)	(.50)	(.50)
Dividends from net realized gain on investments	-		-	(.27)	(.12)	-	(.18)
Total Distributions	(.24)		(.46)	(.75)	(.55)	(.50)	(.68)
Net asset value, end of period	13.13		12.99	13.16	12.38	13.42	12.27
Total Return (%)	2.92	[b]	2.20	12.88	(3.95)	13.65	1.54
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.69	[c]	.69	.71	.71	.73	.73
Ratio of net expenses to average net assets	.69	[c]	.69	.71	.71	.73	.73
Ratio of interest and expense related to floating rate notes issued to average net assets	.04	[c]	.04	.05	.05	.06	.06
Ratio of net investment income to average net assets	3.84	[c]	3.57	3.88	3.22	3.84	4.22
Portfolio Turnover Rate	12.01	[b]	41.90	58.87	93.04	119.90	129.00
Net Assets, end of period ($ x 1,000)	1,102,530		1,141,309	1,023,660	946,739	721,943	505,035

a  Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

84

			Investor Shares
			Year Ended August 31,
BNY Mellon Municipal Opportunities Fund	Six Months Ended February 29, 2016 (Unaudited)		2015	2014	2013	2012	2011
Per Share Data ($):
Net asset value, beginning of period	12.99		13.16	12.38	13.43	12.27	12.79
Investment Operations:
Investment income—net [a]	.24		.43	.46	.40	.47	.48
Net realized and unrealized gain (loss) on investments	.13		(.18)	1.05	(.93)	1.16	(.35)
Total from Investment Operations	.37		.25	1.51	(.53)	1.63	.13
Distributions:
Dividends from investment income--net	(.22)		(.42)	(.46)	(.40)	(.47)	(.47)
Dividends from net realized gain on investments	-		-	(.27)	(.12)	-	(.18)
Total Distributions	(.22)		(.42)	(.73)	(.52)	(.47)	(.65)
Net asset value, end of period	13.14		12.99	13.16	12.38	13.43	12.27
Total Return (%)	2.87	[b]	1.93	12.54	(4.19)	13.46	1.21
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.94	[c]	.96	.98	.96	.99	.98
Ratio of net expenses to average net assets	.94	[c]	.96	.98	.96	.99	.98
Ratio of interest and expense related to floating rate notes issued to average net assets	.04	[c]	.04	.05	.05	.06	.06
Ratio of net investment income to average net assets	3.59	[c]	3.30	3.67	2.98	3.63	3.93
Portfolio Turnover Rate	12.01	[b]	41.90	58.87	93.04	119.90	129.00
Net Assets, end of period ($ x 1,000)	17,859		16,832	5,126	2,947	2,328	1,152

a  Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

85

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

BNY Mellon Funds Trust (the “Trust”) was organized as a Massachusetts business trust that is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently consisting of twenty-five series, including the following non-diversified funds: BNY Mellon National Intermediate Municipal Bond Fund, BNY Mellon Short-Term Municipal Bond Fund, BNY Mellon Pennsylvania Intermediate Municipal Bond Fund, BNY Mellon Massachusetts Intermediate Municipal Bond Fund, BNY Mellon New York Intermediate Tax-Exempt Bond Fund and BNY Mellon Municipal Opportunities Fund (each, a “fund” and collectively, the “funds”). The objectives of the funds are as follows: BNY Mellon National Intermediate Municipal Bond Fund and BNY Mellon National Short-Term Municipal Bond Fund seek to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital. BNY Mellon Pennsylvania Intermediate Municipal Bond Fund seeks as high a level of income exempt from federal and Pennsylvania state income taxes as is consistent with the preservation of capital. BNY Mellon Massachusetts Intermediate Municipal Bond Fund seeks as high a level of income exempt from federal and Massachusetts state income taxes as is consistent with the preservation of capital. BNY Mellon New York Intermediate Tax- Exempt Bond Fund seeks as high a level of current income exempt from federal, New York state and New York city income taxes as is consistent with the preservation of capital. BNY Mellon Municipal Opportunities Fund seeks to maximize total return consisting of high current income exempt from federal income tax and capital appreciation.

BNY Mellon Fund Advisers, a division of The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as each fund’s investment adviser (the “Investment Adviser”). The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, serves as administrator for the funds pursuant to an Administration Agreement with the Trust (the “Administration Agreement”). The Bank of New York Mellon has entered into a Sub-Administration Agreement with Dreyfus pursuant to which The Bank of New York Mellon pays Dreyfus for performing certain administrative services. MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of each fund’s shares, which are sold without a sales charge.

Each fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class M and Investor. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of each fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

86

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the funds’ own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value each fund’s investments are as follows:

Investments in securities are valued each business day by an independent pricing service (the “Service”) approved by the Trust’s Board of Trustees (the “Board”) Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of the following: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. All of the preceding securities are generally categorized within Level 2 of the fair value hierarchy.

The Service’s procedures are reviewed by Dreyfus under the general supervision of the Board.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the funds calculate their net asset value, the funds may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

Financial futures on municipal and U.S. Treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day and are generally categorized within Level 1 of the fair value hierarchy.

Table 1 summarizes of the inputs used as of February 29, 2016 in valuing each fund’s investments:

At February 29, 2016, there were no transfers between levels of the fair value hierarchy.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when issued or delayed delivery basis may be settled a month or more after the trade date.

BNY Mellon Pennsylvania Intermediate Municipal Bond Fund, BNY Mellon Massachusetts Intermediate Municipal Bond Fund and BNY Mellon New York Intermediate Tax-Exempt Bond Fund each follow an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the funds.

(c) Dividends to shareholders: It is the policy of each fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but each fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of each fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

87

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Table 1—Fair Value Measurements
	Investments in Securities
	Level 1—Unadjusted Quoted Prices		Level 2—Other Significant Observable Inputs		Level 3—Significant Unobservable Inputs
	Assets ($)	Liabilities ($)	Assets ($)	Liabilities ($)	Assets ($)	Liabilities ($)	Total
BNY Mellon National Intermediate Municipal Bond Fund
Municipal Bonds†	-	-	2,125,818,982	-	-	-	2,125,818,982
U.S. Government	-	-	13,899,889	-	-	-	13,899,889
Other Financial Instruments:
Financial Futures††	423,213	-	-	-	-	-	423,213
BNY Mellon National Short-Term Municipal Bond Fund
Municipal Bonds†	-	-	1,003,143,836	-	-	-	1,003,143,836
U.S. Treasury	-	-	17,599,859	-	-	-	17,599,859
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund
Municipal Bonds†	-	-	267,363,782	-	-	-	267,363,782
U.S. Treasury	-	-	399,997	-	-	-	399,997
Other Financial Instruments:
Financial Futures††	53,358	-	-	-	-	-	53,358
BNY Mellon Massachusetts Intermediate Municipal Bond Fund
Municipal Bonds†	-	-	333,305,364	-	-	-	333,305,364
U.S. Treasury	-	-	5,799,954	-	-	-	5,799,954
Other Financial Instruments:
Financial Futures††	66,267	-	-	-	-	-	66,267
BNY Mellon New York Intermediate Tax-Exempt Bond Fund
Municipal Bonds†	-	-	178,179,221	-	-	-	178,179,221
U.S. Treasury	-	-	2,199,982	-	-	-	2,199,982
Other Financial Instruments:
Financial Futures††	35,879	-	-	-	-	-	35,879
BNY Mellon Municipal Opportunities Fund
Municipal Bonds†	-	-	1,161,625,504	-	-	-	1,161,625,504
U.S. Treasury	-	-	27,799,778	-	-	-	27,799,778
Other Financial Instruments:
Financial Futures††	1,833,353	-	-	-	-	-	1,833,353
Floating Rate Notes†††	-	-	-	(69,540,000)	-	-	(69,540,000)

† See Statement of Investments for additional detailed categorizations.

†† Amount shown represents unrealized appreciation at period end.

††† Certain of the fund's liabilities are held at carrying amount, which approximates fair value for financial reporting purposes.

88

(d) Federal income taxes: It is the policy of each fund to continue to qualify as a regulated investment company, which can distribute tax-exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, each fund is treated as a separate entity for the purpose of determining such qualification.

As of and during the period ended February 29, 2016, the funds did not have any liabilities for any uncertain tax positions. Each fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statements of Operations. During the period ended February 29, 2016, the funds did not incur any interest or penalties.

Each tax year in the three-year period ended August 30, 2015 remains subject to examination by the Internal Revenue Service and state taxing authorities.

Under the Regulated Investment Company Modernization Act of 2010, each fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

Table 2 summarizes each relevant fund’s unused capital loss carryover available for federal income tax purposes to be applied against future net realized capital gains, realized subsequent to August 31, 2015.

Table 3 summarizes each fund’s tax character of distributions paid to shareholders during the fiscal year ended August 31, 2015. The tax character of current year distributions will be determined at the end of the current fiscal year.

Table 2—Capital Loss Carryover
	Short-Term Losses($)†	Long-Term Losses($)††	Total($)
BNY Mellon Massachusetts Intermediate Municipal Bond Fund	1,110,641	-	1,110,641
BNY Mellon Municipal Opportunities Fund	27,972,881	12,136,993	40,109,874

† Short-term capital losses which can be carried forward for an unlimited period.

†† Long-term capital losses which can be carried forward for an unlimited period.

Table 3—Tax Character of Distributions Paid
	2015
	Tax-Exempt Income ($)	Ordinary Income ($)	Long-Term Capital Gains ($)
BNY Mellon National Intermediate Municipal Bond Fund	53,117,048	-	-
BNY Mellon National Short-Term Municipal Bond Fund	9,398,496	27,632	1,363,148
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	7,993,191	-	-
BNY Mellon Massachusetts Intermediate Municipal Bond Fund	8,388,285	-	-
BNY Mellon New York Intermediate Tax-Exempt Bond Fund	4,944,177	-	-
BNY Mellon Municipal Opportunities Fund	36,954,105	1,978,621	-

NOTE 2—Bank Lines of Credit:

The funds participate with other Dreyfus-managed funds in a $555 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to January 11, 2016, the unsecured credit facility with Citibank, N.A. was $480 million and prior to October 7, 2015, the unsecured credit facility with Citibank, N.A. was $430 million. In connection therewith, each fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the funds based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended February 29, 2016, the funds did not borrow under the Facilities.

NOTE 3—Investment Advisory Fee, Administration Fee and Other Transactions with Affiliates:

(a) Fees payable by the funds pursuant to the provisions of an Investment Advisory Agreement with the Investment Adviser are payable monthly, computed on the average daily value of each fund’s net assets at the following annual rates: .35% of BNY Mellon National Intermediate Municipal Bond Fund, .35% of BNY Mellon National Short-Term Municipal Bond Fund, .50% of BNY Mellon Pennsylvania Intermediate Municipal Bond Fund, .35% of BNY Mellon Massachusetts

89

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Intermediate Municipal Bond Fund, .50% of BNY Mellon New York Intermediate Tax- Exempt Bond Fund and .50% of BNY Mellon Municipal Opportunities Fund.

For BNY Mellon New York Intermediate Tax-Exempt Bond Fund, the Investment Adviser has contractually agreed from September 1, 2015 through December 31, 2016, to waive receipt of its fees and/or assume the expense of the fund so that the direct expense of neither class (excluding Shareholder Services Pan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .59% of the value of the fund’s average daily net assets. The reduction in expenses, pursuant to the undertaking, amounted to $107,905 during the period ended February 29, 2016.

Pursuant to the Administration Agreement, The Bank of New York Mellon provides or arranges for fund accounting, transfer agency and other fund administration services and receives a fee based on the total net assets of the Trust based on the following rates:

0 up to $6 billion    .15%

$6 billion up to $12 billion   .12%

In excess of $12 billion    .10%

(b) Each fund has adopted a Shareholder Services Plan with respect to their Investor shares. Each fund pays the Distributor for the provision of certain services to holders of Investor shares a fee at an annual rate of .25% of the value of the average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding a fund and providing reports and other information, and services related to the maintenance of such shareholder accounts. The Shareholder Services Plan allows the Distributor to make payments from the shareholder services fees it collects from each fund to compensate service agents (certain banks, securities brokers or dealers and other financial institutions) with respect to these services. Table 4 summarizes the amounts Investor shares were charged during the period ended February 29, 2016, pursuant to the Shareholder Services Plan. Additional fees included in Shareholder servicing costs in the Statements of Operations primarily include fees paid for cash management charges.

Table 4 —Shareholder Services Plan Fees
BNY Mellon National Intermediate Municipal Bond Fund	$63,429
BNY Mellon National Short-Term Municipal Bond Fund	11,971
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	6,988
BNY Mellon Massachusetts Intermediate Municipal Bond Fund	10,920
BNY Mellon New York Intermediate Tax-Exempt Bond Fund	19,301
BNY Mellon Municipal Opportunities Fund	23,157

The funds have arrangements with the transfer agent and the custodian whereby the funds may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the funds include net earnings credits as expense offsets in the Statements of Operations.

Each fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the funds. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. The Bank of New York Mellon pays each fund’s transfer agent fees out of the administration fee it receives from the Trust. Table 5 summarizes the amount each fund was charged during the period ended February 29, 2016 for cash management services, which is included in Shareholder servicing costs in the Statements of Operations. Cash management fees were partially offset by earnings credits, also summarized in Table 5.

90

Table 5—Cash Management Agreement Fees
	Dreyfus Transfer, Inc. Cash Management Fees ($)	Dreyfus Transfer, Inc. Earnings Credits ($)
BNY Mellon National Intermediate Municipal Bond Fund	193	(44)
BNY Mellon National Short-Term Municipal Bond Fund	50	(11)
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	25	(6)
BNY Mellon Massachusetts Intermediate Municipal Bond Fund	65	(15)
BNY Mellon New York Intermediate Tax-Exempt Bond Fund	205	(46)
BNY Mellon Municipal Opportunities Fund	39	(8)

Each fund compensates The Bank of New York Mellon, under a custody agreement for providing custodial services for each fund. These fees are determined based on net assets, geographic region and transaction activity. Table 6 summarizes the amount each fund was charged during the period ended February 29, 2016 pursuant to the custody agreement.

Table 6 —Custody Agreement Fees
BNY Mellon National Intermediate Municipal Bond Fund	$49,949
BNY Mellon National Short-Term Municipal Bond Fund	39,007
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	13,683
BNY Mellon Massachusetts Intermediate Municipal Bond Fund	14,190
BNY Mellon New York Intermediate Tax-Exempt Bond Fund	7,858
BNY Mellon Municipal Opportunities Fund	40,174

Each fund compensates The Bank of New York Mellon under a shareholder redemptions draft processing agreement for providing certain services related to the funds’ check writing privilege. Table 7 summarizes the amount each fund was charged during the period ended February 29, 2016 for cash management services, which is included in Shareholder servicing costs in the Statements of Operations.

Table 7—The Bank of New York Mellon Cash Management Fees
BNY Mellon National Intermediate Municipal Bond Fund	$104
BNY Mellon National Short-Term Municipal Bond Fund	23
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	12
BNY Mellon Massachusetts Intermediate Municipal Bond Fund	42
BNY Mellon New York Intermediate Tax-Exempt Bond Fund	130
BNY Mellon Municipal Opportunities Fund	17

During the period ended February 29, 2016, each fund was charged $5,294 for services performed by the Chief Compliance Officer and his staff.

Table 8 summarizes the components of “Due to The Dreyfus Corporation and affiliates” in the Statements of Assets and Liabilities for each fund.

(c) Each Board member also serves as a Board member of other funds within the Trust. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

Table 8—Due to The Dreyfus Corporation and Affiliates
	Investment Advisory Fees ($)	Shareholder Services Plan Fees ($)	Custodian Fees ($)	Chief Compliance Officer Fees ($)	Less Expense Reimbursement ($)
BNY Mellon National Intermediate Municipal Bond Fund	594,260	9,956	62,803	4,412	-
BNY Mellon National Short-Term Municipal Bond Fund	283,308	1,472	52,003	4,412	-
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	109,540	1,198	15,823	4,412	-
BNY Mellon Massachusetts Intermediate Municipal Bond Fund	94,464	1,697	18,584	4,412	-
BNY Mellon New York Intermediate Tax-Exempt Bond Fund	72,537	3,089	10,232	4,412	(19,626)
BNY Mellon Municipal Opportunities Fund	447,076	3,544	52,000	4,412	-

91

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

NOTE 4—Securities Transactions:

Table 9 summarizes each fund’s aggregate amount of purchases and sales of investment securities, excluding short-term securities and financial futures, during the period ended February 29, 2016.

Inverse Floater Securities: BNY Mellon Municipal Opportunities Fund participates in secondary inverse floater structures in which fixed-rate, tax-exempt municipal bonds are transferred to a trust (the “Inverse Floater Trust”). The Inverse Floater Trust typically issues two variable rate securities that are collateralized by the cash flows of the fixed-rate, tax-exempt municipal bonds. One of these variable rate securities pays interest based on a short-term floating rate set by a remarketing agent at predetermined intervals (“Trust Certificates”). A residual interest tax-exempt security is also created by the Inverse Floater Trust, which is transferred to the fund, and is paid interest based on the remaining cash flows of the Trust, after payment of interest on the other securities and various expenses of the Inverse Floater Trust. An inverse floater security may be collapsed without the consent of the fund due to certain termination events such as bankruptcy, default or other credit event.

The fund accounts for the transfer of bonds to the Inverse Floater Trust as secured borrowings, with the securities transferred remaining in the fund’s investments, and the related floating rate certificate securities reflected as fund liabilities in the Statement of Assets and Liabilities.

The fund may invest in inverse floater securities on either a non-recourse or recourse basis. These securities are typically supported by a liquidity facility provided by a bank or other financial institution (the “Liquidity Provider”) that allows the holders of the Trust Certificates to tender their certificates in exchange for payment from the Liquidity Provider of par plus accrued interest on any business day prior to a termination event. When the fund invests in inverse floater securities on a non-recourse basis, the Liquidity Provider is required to make a payment under the liquidity facility due to a termination event to the holders of the Trust Certificates. When this occurs, the Liquidity Provider typically liquidates all or a portion of the municipal securities held in the Inverse Floater Trust. A liquidation shortfall occurs if the Trust Certificates exceed the proceeds of the sale of the bonds in the Inverse Floater Trust (“Liquidation Shortfall”). When a fund invests in inverse floater securities on a recourse basis, the fund typically enters into a reimbursement agreement with the Liquidity Provider where the fund is required to repay the Liquidity Provider the amount of any Liquidation Shortfall. As a result, a fund investing in a recourse inverse floater security bears the risk of loss with respect to any Liquidation Shortfall.

The average amount of borrowings outstanding under the inverse floater structure during the period ended February 29, 2016, was approximately $69,540,000 with a related weighted average annualized interest rate of .55%.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. Each type of derivative instrument that was held by each fund during the period ended February 29, 2016 is discussed below.

Table 9—Purchases and Sales
	Purchases ($)	Sales ($)
BNY Mellon National Intermediate Municipal Bond Fund	265,525,894	160,023,128
BNY Mellon National Short-Term Municipal Bond Fund	142,590,155	184,127,728
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	39,762,715	58,122,995
BNY Mellon Massachusetts Intermediate Municipal Bond Fund	72,078,915	60,929,165
BNY Mellon New York Intermediate Tax-Exempt Bond Fund	36,255,458	43,497,854
BNY Mellon Municipal Opportunities Fund	134,098,444	200,770,279

Financial Futures: In the normal course of pursuing its investment objective, the funds are exposed to market risk, including interest rate risk, as a result of changes in value of underlying financial instruments. The funds invest in financial futures in order to manage its exposure to or protect against changes in the market. A financial futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations. When the contracts are closed, the funds recognize a realized gain or loss which is reflected in the Statement of Operations. There is minimal counterparty credit risk to the funds with financial

92

futures since they are exchange traded, and the exchange guarantees the financial futures against default. Financial futures open at February 29, 2016 are set forth in the Statements of Financial Futures. At February 29, 2016, there were no financial futures outstanding for BNY Mellon National Short-Term Municipal Bond Fund.

Table 10 summarizes each relevant fund’s average market value of derivatives outstanding during the period ended February 29, 2016.

Table 10—Average Market Value of Derivatives
BNY Mellon National Intermediate Municipal Bond Fund Interest rate financial futures	$137,891,559
BNY Mellon National Short-Term Municipal Bond Fund Interest rate financial futures	25,772,969
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund Interest rate financial futures	18,983,568
BNY Mellon Massachusetts Intermediate Municipal Bond Fund Interest rate financial futures	21,874,798
BNY Mellon New York Intermediate Tax-Exempt Bond Fund Interest rate financial futures	12,140,609
BNY Mellon Municipal Opportunities Fund Interest rate financial futures	431,707,873

Table 11 summarizes gross appreciation, gross depreciation and accumulated net unrealized appreciation (depreciation) on investments for each fund at February 29, 2016.

At February 29, 2016, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statements of Investments).

Table 11—Accumulated Net Unrealized Appreciation (Depreciation)
	Gross Appreciation ($)	Gross Depreciation ($)	Net ($)
BNY Mellon National Intermediate Municipal Bond Fund	129,104,697	11,477,666	117,627,031
BNY Mellon National Short-Term Municipal Bond Fund	6,545,768	4,866,345	1,679,423
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	15,594,053	4,334,293	11,259,760
BNY Mellon Massachusetts Intermediate Municipal Bond Fund	19,801,049	2,980,270	16,820,779
BNY Mellon New York Intermediate Tax-Exempt Bond Fund	10,274,906	1,104,089	9,170,817
BNY Mellon Municipal Opportunities Fund	104,131,015	19,346,204	84,784,811

93

NOTES

94

NOTES

95

For More Information

The BNY Mellon Funds

c/o The Dreyfus Corporation
2\00 Park Avenue
New York, NY 10166

Investment Adviser

BNY Mellon Fund Advisers, a division of
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Administrator

The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

Sub-Administrator

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols:
BNY Mellon National Intermediate Municipal Bond Fund	Class M: MPNIX	Investor: MINMX
BNY Mellon National Short-Term Municipal Bond Fund	Class M: MPSTX	Investor: MINSX
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	Class M: MPPIX	Investor: MIPAX
BNY Mellon Massachusetts Intermediate Municipal Bond Fund	Class M: MMBMX	Investor: MMBIX
BNY Mellon New York Intermediate Tax-Exempt Bond Fund	Class M: MNYMX	Investor: MNYIX
BNY Mellon Municipal Opportunities Fund	Class M: MOTMX	Investor: MOTIX

Telephone Wealth Management (WM) Clients, please contact your Account Officer or call 1-888-281-7350. Brokerage Clients of BNY Mellon Wealth Advisors (BNYWA), please contact your financial representative or call 1-800-830-0549, Option 2. Individual Account holders, please call Dreyfus at 1-800-DREYFUS.

Mail WM clients, write to your Account Officer, c/o The Bank of New York Mellon, One Mellon Bank Center, Pittsburgh, PA 15258

BNYMWA Brokerage Clients, write to your financial representative, P.O. Box 9012, Hicksville, NY 11802-9012

Individual Account Holders, write to: BNY Mellon Funds, P.O. Box 9879, Providence, RI 02940-8079

Each fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-DREYFUS.

© 2016 MBSC Securities Corporation	MFTSA0216-MB

The BNY Mellon Funds

BNY Mellon Money Market Fund

BNY Mellon National Municipal Money Market Fund

SEMIANNUAL REPORT February 29, 2016

Contents

THE FUNDS

FOR MORE INFORMATION

Back Cover

The views expressed herein are current to the date of this report. These views and the composition of the funds’ portfolios are subject to change at any time based on market and other conditions.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

The Funds

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for BNY Mellon Funds Trust, covering the six-month period from September 1, 2015, through February 29, 2016. For information about how each fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

The reporting period was a time of varied and, at times, conflicting economic influences. On one hand, the U.S. economy continued to grow as domestic labor markets posted significant gains, housing markets recovered, and lower fuel prices put cash in consumers’ pockets. Indeed, these factors, along with low inflation, prompted the Federal Reserve Board in December to raise short-term interest rates for the first time in nearly a decade.

On the other hand, the global economy continued to disappoint, particularly in China and other emerging markets, when reduced industrial demand and declining currency values sparked substantial declines in commodity prices. These developments proved especially challenging for financial markets in January and early February: stocks and riskier sectors of the bond market fell sharply before later recovering a portion of their losses. In contrast, longer term U.S. government securities gained valued during the ensuing flight to quality.

While market volatility may persist over the foreseeable future until global economic sentiment improves, we recently have seen signs of stabilizing commodity prices and continued strength in the U.S. economy. Still, we expect wide differences in underlying fundamental and technical influences across various asset classes, economic sectors, and regional markets over the months ahead, suggesting that selectivity may be an important determinant of investment success. We encourage you to discuss the implications of our observations with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Patrick T. Crowe
President
BNY Mellon Funds Trust
March 15, 2016

3

DISCUSSION OF FUND PERFORMANCE

For the period of September 1, 2015 through February 29, 2016, as provided by Patricia A. Larkin, Senior Portfolio Manager

Fund and Market Performance Overview

For the six-month period ended February 29, 2016, BNY Mellon Money Market Fund’s Class M shares produced an annualized yield of 0.03%, and its Investor shares produced an annualized yield of 0.00%. Taking into account the effects of compounding, the fund’s Class M shares and Investor shares produced annualized effective yields of 0.03% and 0.00%, respectively.1

Money market yields stayed low over the reporting period despite a sustained U.S. economic recovery and a modest increase in short-term interest rates by the Federal Reserve Board (the “Fed”).

The Fund’s Investment Approach

The fund seeks as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. To pursue its goal, the fund invests in a diversified portfolio of high-quality, short-term debt securities, including U.S. government securities; certificates of deposit, time deposits, bankers’ acceptances, and other short-term domestic or foreign bank obligations; repurchase agreements; high-grade commercial paper and other short-term corporate obligations; and taxable municipal obligations. Normally, the fund invests at least 25% of its net assets in bank obligations.

Uneven U.S. Economic Recovery Continued

The reporting period began during a time of intensifying global economic concerns, which investors feared might derail a U.S. economic recovery that had gained a degree of traction earlier in 2015. Disappointing economic data and an unexpected currency devaluation in China caused commodity prices to decline sharply, putting pressure on energy and industrial companies.

Indeed, September 2015 saw a decrease in new job creation to 149,000 new positions. Average hourly wages declined slightly, and the unemployment rate stayed at 5.1%. It was later announced that U.S. GDP growth decelerated to a 2.0% annualized rate during the third quarter, reflecting high business inventory levels and lower exports. On the other hand, personal incomes and real personal consumption expenditures climbed.

October brought better economic news with 295,000 new jobs and a 5.0% unemployment rate. Meanwhile, average annual wages increased at a 4.3% rate compared to September. Fuel prices fell, putting more money in consumers’ pockets, and retail sales moved mildly higher. Conversely, housing starts declined sharply. In November, the service sector continued to expand, but manufacturing activity contracted for the first time in three years due to weaker overseas demand. The U.S. labor market added 280,000 new jobs and the unemployment rate stayed unchanged.

Manufacturing activity continued to shrink as commodity prices fell in December, yet holiday retail sales proved robust, especially for online sellers. In addition, 271,000 new jobs were created and the unemployment rate remained steady at 5.0%. The Fed responded to the strengthening U.S. labor market by raising the federal funds rate in December by 25 basis points to between 0.25% and 0.50%. The move was widely expected by investors, and yields of money market instruments had already repriced slightly higher by the time of the Fed’s announcement. U.S. GDP grew at an estimated annualized rate of 1.4% during the fourth quarter of 2015.

In January 2016, disappointing economic developments in China and plunging commodity prices spooked investors, sparking a flight to quality away from riskier assets and toward traditional safe havens, putting downward pressure on yields of U.S. government securities. Yet, U.S. economic data generally remained positive, as the unemployment rate dipped to 4.9%, its lowest level since February 2008, and 172,000 jobs were added. On the other hand, global economic instability continued to dampen manufacturing activity.

Employment data in February proved to be better than most analysts had expected when 242,000 jobs were added. The unemployment rate remained at 4.9% as more workers returned to the labor force. On a more negative note, average hourly wages slipped 0.1% during the month, leaving them only about 2% above their level from a year ago. The service sector continued to expand in February, and the manufacturing sector contracted at a slower rate than in previous months. Meanwhile, fuel prices began to move slightly higher in the wake of previously sharp declines.

Gradual and Modest Rate Hikes Expected

At its January 2016 meeting, the Fed refrained from implementing a second rate hike. The Fed indicated that it is “closely monitoring global economic and financial developments and is assessing their implications for the labor market and inflation” before making additional monetary policy changes. The Fed added that it expects that “economic conditions will evolve in a manner that will warrant only gradual increases in the federal funds rate.” Therefore, while many analysts expect additional rate hikes at some point this year, we believe those increases are likely to be modest and gradual.

Although we increased the fund’s weighted average maturity during the reporting period to capture higher yields, it generally remains consistent with industry averages. As always, we have maintained our focus on well-established issuers with sound quality and liquidity characteristics.

March 15, 2016

An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Short-term corporate, asset-backed securities holdings and municipal securities holdings (as applicable), while rated in the highest rating category by one or more Nationally Recognized Statistical Ratings Organization (NRSROs) (or unrated, if deemed of comparable quality by the investment adviser), involve credit and liquidity risks and risk of principal loss.

1 Annualized effective yield is based upon dividends declared daily and reinvested monthly. Past performance is no guarantee of future results. Yields fluctuate. Yields provided reflect the absorption of certain fund expenses by the investment adviser pursuant to an undertaking, which is voluntary and temporary, not contractual, and can be terminated at any time without notice. Had these expenses not been absorbed, fund yields would have been lower, and in some cases, 7-day yields during the reporting period would have been negative absent the expense absorption.

4

For the period of September 1, 2015 through February 29, 2016, as provided by Joseph Irace, Senior Portfolio Manager

Fund and Market Performance Overview

For the six-month period ended February 29, 2016, BNY Mellon National Municipal Money Market Fund’s Class M shares produced an annualized yield of 0.00%, and Investor shares produced an annualized yield of 0.00%. Taking into account the effects of compounding, the fund’s Class M and Investor shares also produced annualized effective yields of 0.00% and 0.00%, respectively.1

Supply-and-demand dynamics kept yields of tax-exempt money market instruments near historical lows throughout the reporting period in spite of a short-term interest-rate hike in December from the Federal Reserve Board (the “Fed”) and heightened volatility among stocks and longer-term bonds.

The Fund’s Investment Approach

The fund seeks as high a level of current income exempt from federal income tax as is consistent with the preservation of capital and maintenance of liquidity. To pursue its goal, the fund invests at least 80% of its assets in short-term municipal obligations that provide income exempt from federal income tax. Among these are municipal notes, short-term municipal bonds, tax-exempt commercial paper, and municipal leases. The fund may invest up to 20% of its total assets in taxable money market securities, such as U.S. government obligations, bank and corporate obligations, and commercial paper. The fund also may invest in custodial receipts.

Global Economic Concerns Sparked a Flight to Quality

Despite a sustained economic recovery in the United States fueled by robust job creation, global investor sentiment took a turn for the worse over the final months of 2015 due to persistent economic slowdowns in the emerging markets and sharp declines in commodity prices. These concerns triggered a global flight to quality in which robust investor demand caused high-quality bond prices to rally and their yields to fall even when the Fed raised short-term interest rates by 25 basis points in December. In January 2016, investors again reacted negatively to weak global economic data, and demand for traditional safe havens in the United States intensified further.

Decreased volumes of new issues also put downward pressure on municipal money market yields over the reporting period. Rising tax receipts for most state and local governments reduced the need for financing, and robust investor demand was met with a relatively limited supply of new tax-exempt instruments. Expectations of higher interest rates—combined with caution in advance of money market reforms scheduled to take effect later this year—also convinced investors to stay focused on highly liquid instruments with shorter maturities. Consequently, yields of variable rate demand notes (VRDNs) remained steady near historical lows, ending the reporting period at 0.02% according to a weekly high-grade market index. In contrast, yields of one-year notes climbed moderately over the reporting period.

The U.S. economic recovery has continued to support better credit conditions for most municipal issuers. With a few notable exceptions, rising revenues from personal income and sales taxes have enabled state and local governments to balance their budgets, and reserve funds have rebounded to pre-recession levels.

Maintaining a Prudent Investment Posture

Like most tax-exempt money market funds, we maintained a focus on highly liquid, short-term instruments in this uncertain market environment. In our judgment, it has made little sense to incur the risks of adding longer dated instruments, and we set the funds’ weighted average maturities in a range that is roughly in line with industry averages, which trended lower. At the same time, we have continued to employ a careful and well-researched credit selection strategy. We have focused mainly on instruments with strong liquidity characteristics, including VRDNs, and have maintained broad diversification across municipal issuers and instruments backed by third parties. In our judgment, state general obligation bonds; essential service revenue bonds issued by water, sewer, and electric enterprises; certain local credits with strong financial positions and stable tax bases; and various health care and education issuers should remain stable credits.

Gradual Rate Hikes Expected

At its January 2016 meeting, the Fed refrained from implementing a second rate hike, choosing instead to leave rates unchanged. The Fed indicated that it is “closely monitoring global economic and financial developments and is assessing their implications for the labor market and inflation” before making additional monetary policy changes. The Fed added that it expects that “economic conditions will evolve in a manner that will warrant only gradual increases in the federal funds rate.”

Therefore, while many analysts expect additional rate hikes at some point this year, we believe those increases are likely to be modest and gradual. Accordingly, we continue to maintain an emphasis on preservation of capital and liquidity.

March 15, 2016

An investment in the funds is not insured or guaranteed by the FDIC or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

Short-term corporate, asset-backed securities holdings and municipal securities holdings (as applicable), while rated in the highest rating category by one or more NRSRO (or unrated, if deemed of comparable quality by Dreyfus), involve credit and liquidity risks and risk of principal loss.

1 Annualized effective yield is based upon dividends declared daily and reinvested monthly. Past performance is no guarantee of future results. Yields fluctuate. Yields provided reflect the absorption of certain fund expenses by the investment adviser pursuant to an undertaking, which is voluntary and temporary, not contractual, and can be terminated at any time without notice. Had these expenses not been absorbed, fund yields would have been lower, and in some cases, 7-day yields during the reporting period would have been negative absent the expense absorption.

5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in each class of each fund from September 1, 2015 to February 29, 2016. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended February 29, 2016
	Class M	Investor Shares
BNY Mellon Money Market Fund
Expenses paid per $1,000†	$1.34	$1.44
Ending value (after expenses)	$1,000.20	$1,000.00
Annualized expense ratio (%)	.27	.29
BNY Mellon National Municipal Money Market Fund
Expenses paid per $1,000†	$.25	$.20
Ending value (after expenses)	$1,000.00	$1,000.00
Annualized expense ratio (%)	.05	.04

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended February 29, 2016
	Class M	Investor Shares
BNY Mellon Money Market Fund
Expenses paid per $1,000†	$1.36	$1.46
Ending value (after expenses)	$1,023.52	$1,023.42
Annualized expense ratio (%)	.27	.29
BNY Mellon National Municipal Money Market Fund
Expenses paid per $1,000†	$.25	$.20
Ending value (after expenses)	$1,024.61	$1,024.66
Annualized expense ratio (%)	.05	.04

† Expenses are equal to each fund’s annualized expense ratios as shown above, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS
February 29, 2016 (Unaudited)

BNY Mellon Money Market Fund
Negotiable Bank Certificates of Deposit - 25.5%	Principal Amount ($)		Value ($)
Credit Agricole CIB (Yankee)
0.62%, 3/18/16	13,000,000		13,000,000
DZ Bank AG (Yankee)
0.60%, 4/15/16	12,000,000		12,000,000
Mitsubishi UFJ Trust and Banking Corp. (Yankee)
0.70%, 3/28/16	13,000,000	[a]	13,000,000
Norinchukin Bank/NY (Yankee)
0.59%, 4/27/16	13,000,000		13,000,000
Rabobank Nederland/NY (Yankee)
0.65%, 4/4/16	12,000,000		12,000,000
Sumitomo Mitsui Trust Bank (Yankee)
0.67%, 3/24/16	12,000,000	[a]	12,000,000
Wells Fargo Bank, NA
0.46%, 4/14/16	15,000,000		15,000,000
Total Negotiable Bank Certificates of Deposit (cost $90,000,000)			90,000,000
Commercial Paper - 27.7%

BNP Paribas
0.63%, 6/1/16	12,000,000		11,980,680
Credit Suisse New York
0.63%, 5/3/16	12,000,000		11,986,770
DBS Bank Ltd./Singapore
0.62%, 3/17/16	13,000,000	[a]	12,996,418
Erste Abwicklungsanstalt
0.59%, 3/13/16	12,000,000	[a,b]	12,000,000
Standard Chartered Bank
0.63%, 5/27/16	12,000,000	[a]	11,981,730
Sumitomo Mitsui Banking Corp.
0.63%, 5/4/16	13,000,000	[a]	12,985,440
Toyota Motor Credit Corp.
0.58%, 6/3/16	12,000,000		11,981,827
United Overseas Bank Ltd.
0.61%, 5/2/16	12,000,000	[a]	11,987,393
Total Commercial Paper (cost $97,900,258)			97,900,258
Asset-Backed Commercial Paper - 10.7%

Antalis
0.65%, 5/4/16	12,000,000	[a]	11,986,133
Collateralized Commercial Paper Program Co., LLC
0.47%, 4/12/16	13,000,000		12,992,872
Liberty Street Funding LLC
0.63%, 3/18/16	13,000,000	[a]	12,996,132
Total Asset-Backed Commercial Paper (cost $37,975,137)			37,975,137
Time Deposits - 12.7%

Canadian Imperial Bank of Commerce (Grand Cayman)
0.28%, 3/1/16	15,000,000		15,000,000
DnB Bank (Grand Cayman)
0.29%, 3/1/16	15,000,000		15,000,000
Skandinaviska Enskilda Banken NY (Grand Cayman)
0.29%, 3/1/16	15,000,000		15,000,000
Total Time Deposits (cost $45,000,000)			45,000,000
U.S. Treasury Notes - 19.8%

0.20% - 0.31%, 4/30/16 - 5/31/16
(cost $70,142,297)	70,000,000		70,142,297

7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Money Market Fund (continued)
Repurchase Agreement - 3.4%	Principal Amount ($)	Value ($)

Credit Agricole CIB

0.30%, dated 2/29/16, due 3/1/16 in the amount of $12,000,100 (fully collateralized by $1,619,569 U.S. Treasury Bonds, 3.75%, due 11/15/43, value $2,032,592, $4,194,522 U.S. Treasury Inflation Protected Securities, 0.13%, due 4/15/17-4/15/18, value $4,364,577 and $5,703,663 U.S. Treasury Notes, 1.63%-2.38%, due 3/31/16-11/30/20, value $5,842,831)

(cost $12,000,000)	12,000,000	12,000,000
Total Investments (cost $353,017,692)	99.8%	353,017,692
Cash and Receivables (Net)	.2%	705,658
Net Assets	100.0%	353,723,350

a Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 29, 2016, these securities amounted to $111,933,246 or 31.64% of net assets.

b Variable rate security—interest rate subject to periodic change.

Portfolio Summary (Unaudited) †	Value (%)
Banking	62.5
U.S. Government	19.8
Asset-Backed/Banking	7.3
Asset-Backed/Financial Services	3.4
Finance	3.4
Repurchase Agreement	3.4
99.8

† Based on net assets.

See notes to financial statements.

8

BNY Mellon National Municipal Money Market Fund
Short-Term Investments - 102.0%	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Alabama - .8%
Mobile County Industrial Development Authority, Gulf Opportunity Zone Revenue (SSAB Alabama Inc.) (LOC; Swedbank)	0.02	3/7/16	7,000,000	[a]	7,000,000
California - 16.6%
California, GO Notes (Kindergarten-University) (LOC; Citibank NA)	0.01	3/1/16	2,400,000	[a]	2,400,000
California, GO Notes (Kindergarten-University) (LOC; Citibank NA)	0.01	3/1/16	3,900,000	[a]	3,900,000
California, GO Notes (Kindergarten-University) (LOC; Citibank NA)	0.01	3/1/16	2,950,000	[a]	2,950,000
California, GO Notes (Kindergarten-University) (LOC; State Street Bank and Trust Co.)	0.01	3/1/16	1,500,000	[a]	1,500,000
California, GO Notes (LOC; JPMorgan Chase Bank)	0.01	3/1/16	13,350,000	[a]	13,350,000
California Health Facilities Financing Authority, Revenue (Saint Joseph Health System) (LOC; U.S. Bank NA)	0.01	3/1/16	5,275,000	[a]	5,275,000
California Infrastructure and Economic Development Bank, Revenue, Refunding (Los Angeles County Museum of Natural History Foundation) (LOC; Wells Fargo Bank)	0.01	3/1/16	3,245,000	[a]	3,245,000
California Infrastructure and Economic Development Bank, Revenue, Refunding (Pacific Gas and Electric Company) (LOC; Sumitomo Mitsui Bank Corp.)	0.01	3/1/16	14,400,000	[a]	14,400,000
California Pollution Control Financing Authority, PCR, Refunding (Pacific Gas and Electric Company) (LOC; JPMorgan Chase Bank)	0.01	3/1/16	9,190,000	[a]	9,190,000
California Pollution Control Financing Authority, PCR, Refunding (Pacific Gas and Electric Company) (LOC; JPMorgan Chase Bank)	0.01	3/1/16	11,000,000	[a]	11,000,000
California Statewide Communities Development Authority, Revenue (John Muir Health) (LOC; Wells Fargo Bank)	0.01	3/1/16	7,000,000	[a]	7,000,000
Irvine Ranch Water District, (Improvement District Numbers 105, 112, 113, 121, 130, 140, 161, 182, 184, 186, 188, 212, 213, 221, 230, 240, 250, 261, 282, 284, 286 and 288) (LOC; U.S. Bank NA)	0.01	3/1/16	15,295,000	[a]	15,295,000
Los Angeles Department of Water and Power, Power System Revenue (Liquidity Facility; Bank of America)	0.01	3/1/16	4,500,000	[a]	4,500,000
Los Angeles Department of Water and Power, Power System Revenue (Liquidity Facility; Bank of Montreal)	0.01	3/1/16	6,100,000	[a]	6,100,000
Los Angeles Department of Water and Power, Water System Revenue (Liquidity Facility; Royal Bank of Canada)	0.01	3/1/16	10,000,000	[a]	10,000,000
Manteca Redevelopment Agency, Subordinate Tax Allocation Revenue, Refunding (Amended Merged Project Area) (LOC; State Street Bank and Trust Co.)	0.01	3/1/16	8,335,000	[a]	8,335,000
Metropolitan Water District of Southern California, Water Revenue (Liquidity Facility; Wells Fargo Bank)	0.01	3/1/16	7,870,000	[a]	7,870,000
San Diego County Regional Transportation Commission, Sales Tax Revenue (Liquidity Facility; JPMorgan Chase Bank)	0.01	3/7/16	6,785,000	[a]	6,785,000
San Francisco City and County, LR, CP (LOC; U.S. Bank NA)	0.07	5/3/16	10,000,000		9,999,556
San Mateo County Joint Powers Financing Authority, LR (Public Saftey Project) (LOC; Wells Fargo Bank)	0.02	3/7/16	3,500,000	[a]	3,500,000
Tahoe Forest Hospital District, Revenue (LOC; U.S. Bank NA)	0.01	3/1/16	2,900,000	[a]	2,900,000
University of California Regents, General Revenue	0.01	3/7/16	1,000,000	[a]	1,000,000
		150,494,556
Colorado - 6.0%
Colorado Health Facilities Authority, Health Facilities Revenue (The Evangelical Lutheran Good Samaritan Society Project) (LOC; U.S. Bank NA)	0.02	3/7/16	8,530,000	[a]	8,530,000
Gateway Regional Metropolitan District, Limited Tax Improvement GO Notes, Refunding (LOC; Wells Fargo Bank)	0.07	3/7/16	7,250,000	[a]	7,250,000

9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon National Municipal Money Market Fund (continued)
Short-Term Investments - 102.0% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Colorado - 6.0% (continued)
Sheridan Redevelopment Agency, Tax Increment Revenue, Refunding (South Santa Fe Drive Corridor Redevelopment Project) (LOC; JPMorgan Chase Bank)	0.04	3/7/16	4,800,000	[a]	4,800,000
Southern Ute Indian Tribe of the Southern Ute Indian Reservation, Revenue	0.02	3/7/16	24,000,000	[a]	24,000,000
Southern Ute Indian Tribe of the Southern Ute Indian Reservation, Revenue	0.03	3/7/16	10,035,000	[a,b]	10,035,000
		54,615,000
Connecticut - .9%
Connecticut Health and Educational Facilities Authority, Revenue (Taft School Issue) (LOC; Wells Fargo Bank)	0.04	3/7/16	5,100,000	[a]	5,100,000
Connecticut Health and Educational Facilities Authority, Revenue (Westminster School Issue) (LOC; Bank of America)	0.07	3/7/16	2,670,000	[a]	2,670,000
		7,770,000
District of Columbia - 1.4%
District of Columbia, Revenue (American Geophysical Union Issue) (LOC; Bank of America)	0.08	3/7/16	2,460,000	[a]	2,460,000
Metropolitan Washington Airports Authority, Dulles Toll Road Revenue, CP (LOC; JPMorgan Chase Bank)	0.07	3/3/16	10,000,000		10,000,000
		12,460,000
Florida - .6%
Jacksonville, IDR (University of Florida Health Sciences Center Clinic) (LOC; Branch Banking and Trust Co.)	0.06	3/7/16	2,400,000	[a]	2,400,000
Sunshine State Governmental Financing Commission, Revenue, CP (Liquidity Facility; JPMorgan Chase Bank)	0.08	5/10/16	3,000,000		3,000,000
		5,400,000
Idaho - .1%
Coeur D'Alene Tribe, Revenue (LOC; Bank of America)	0.04	3/7/16	800,000	[a]	800,000
Illinois - 11.7%
Galesburg, Revenue (Knox College Project) (LOC; PNC Bank NA)	0.03	3/7/16	4,700,000	[a]	4,700,000
Illinois Development Finance Authority, Revenue (Saint Ignatius College Preparatory School) (LOC; PNC Bank NA)	0.01	3/7/16	12,000,000	[a]	12,000,000
Illinois Educational Facilities Authority, Revenue (Lake Forest Open Lands Association) (LOC; Northern Trust Company)	0.04	3/7/16	9,800,000	[a]	9,800,000
Illinois Educational Facilities Authority, Revenue (The Lincoln Park Society) (LOC; Citibank NA)	0.02	3/7/16	400,000	[a]	400,000
Illinois Finance Authority, IDR (Fitzpatrick Brothers, Inc. Project) (Liquidity Facility; Northern Trust Company)	0.04	3/7/16	2,700,000	[a]	2,700,000
Illinois Finance Authority, Revenue (Chicago Historical Society) (LOC; Northern Trust Company)	0.03	3/7/16	32,400,000	[a]	32,400,000
Illinois Finance Authority, Revenue (Joan W. and Irving B. Harris Theater for Music and Dance Project) (LOC; PNC Bank NA)	0.01	3/7/16	14,000,000	[a]	14,000,000
Illinois Finance Authority, Revenue (Kohl Children's Museum of Greater Chicago Inc. Project) (LOC; Northern Trust Company)	0.01	3/7/16	970,000	[a]	970,000
Illinois Finance Authority, Revenue (Marwen Foundation Project) (LOC; Northern Trust Company)	0.04	3/7/16	5,080,000	[a]	5,080,000
Illinois Finance Authority, Revenue (Saint Ignatius College Preparatory Project) (LOC; PNC Bank NA)	0.01	3/7/16	13,000,000	[a]	13,000,000
Illinois Housing Development Authority, MFHR (Woodlawn Six Apartments) (LOC; FHLMC)	0.02	3/7/16	8,100,000	[a]	8,100,000

10

BNY Mellon National Municipal Money Market Fund (continued)
Short-Term Investments - 102.0% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Illinois - 11.7% (continued)
Lake Villa, Revenue (The Allendale Association Project) (LOC; Wells Fargo Bank)	0.05	3/7/16	2,185,000	[a]	2,185,000
		105,335,000
Iowa - .8%
Iowa Higher Education Loan Authority, Private College Facility Revenue (Buena Vista University Project) (LOC; Wells Fargo Bank)	0.12	3/7/16	7,270,000	[a]	7,270,000
Maryland - 3.6%
Baltimore County, Revenue (Cross Creek Apartments Facility) (LOC; PNC Bank NA)	0.03	3/7/16	4,250,000	[a]	4,250,000
Baltimore County, Revenue, Refunding (Shade Tree Trace Apartments Facility) (LOC; M&T Trust)	0.06	3/7/16	2,465,000	[a]	2,465,000
Maryland Economic Development Corporation, EDR (Catholic Relief Services Facility) (LOC; Bank of America)	0.05	3/7/16	16,825,000	[a]	16,825,000
Maryland Health and Higher Educational Facilities Authority, Revenue (Stella Maris Issue) (LOC; M&T Trust)	0.03	3/7/16	8,715,000	[a]	8,715,000
		32,255,000
Massachusetts - 1.5%
Massachusetts Health and Educational Facilities Authority, Revenue (Hillcrest Extended Care Services Issue) (LOC; Bank of America)	0.05	3/7/16	13,835,000	[a]	13,835,000
Minnesota - 1.6%
Cohasset, Revenue, Refunding (Minnesota Power and Light Company Project) (LOC; JPMorgan Chase Bank)	0.07	3/7/16	2,700,000	[a]	2,700,000
Minneapolis, Revenue (University Gateway Project) (Liquidity Facility; Wells Fargo Bank)	0.02	3/7/16	3,150,000	[a]	3,150,000
Minnesota Higher Education Facilities Authority, Revenue (Macalester College)	0.07	3/7/16	8,565,000	[a]	8,565,000
		14,415,000
Mississippi - .2%
Mississippi Development Bank, Special Obligation Revenue, Refunding (Harrison County GO Bonds Refunding Project)	0.03	3/7/16	2,110,000	[a]	2,110,000
Missouri - 1.6%
Saint Charles County Public Water Supply District Number 2, COP (Project Lease Agreement) (LOC; Bank of America)	0.03	3/7/16	14,250,000	[a]	14,250,000
Nevada - 2.2%
Las Vegas Valley Water District, CP (Liquidity Facility; JPMorgan Chase Bank)	0.08	3/3/16	20,000,000		20,000,000
New Jersey - 7.3%
Bergenfield Borough, GO Notes, BAN	1.00	3/2/16	5,000,000		5,000,075
Burlington County Bridge Commission, Lease Revenue Notes (Governmental Leasing Program)	1.50	5/17/16	5,000,000		5,012,883
Hudson County Improvement Authority, Essential Purpose Pooled Governmental Revenue (LOC; TD Bank)	0.01	3/7/16	5,000,000	[a]	5,000,000
Long Beach Township, GO Notes, Refunding, BAN	1.50	9/1/16	3,333,000		3,346,139
New Jersey Economic Development Authority, EDR (Diocese of Metuchen Project) (LOC; Bank of America)	0.05	3/7/16	16,900,000	[a]	16,900,000
New Jersey Economic Development Authority, EDR (The Trustees of the Lawrenceville School Project) (Liquidity Facility; JPMorgan Chase Bank)	0.01	3/1/16	600,000	[a]	600,000
New Jersey Economic Development Authority, EDR (The Trustees of the Lawrenceville School Project) (Liquidity Facility; JPMorgan Chase Bank)	0.01	3/1/16	2,300,000	[a]	2,300,000
New Jersey Economic Development Authority, Revenue (The Peddie School Project) (Liquidity Facility; U.S. Bank NA)	0.01	3/7/16	995,000	[a]	995,000

11

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon National Municipal Money Market Fund (continued)
Short-Term Investments - 102.0% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
New Jersey - 7.3% (continued)
New Jersey Economic Development Authority, Revenue (The Peddie School Project) (Liquidity Facility; U.S. Bank NA)	0.01	3/7/16	3,800,000	[a]	3,800,000
New Jersey Economic Development Authority, Revenue (The Peddie School Project) (Liquidity Facility; U.S. Bank NA)	0.01	3/7/16	2,250,000	[a]	2,250,000
New Jersey Educational Facilities Authority, Revenue, CP (Princeton University)	0.01	4/4/16	1,500,000		1,500,000
New Jersey Health Care Facilities Financing Authority, Revenue (Rahway Hospital) (LOC; Wells Fargo Bank)	0.01	3/7/16	970,000	[a]	970,000
New Jersey Health Care Facilities Financing Authority, Revenue (Virtua Health Issue) (LOC; JPMorgan Chase Bank)	0.01	3/1/16	5,900,000	[a]	5,900,000
New Jersey Health Care Facilities Financing Authority, Revenue (Virtua Health Issue) (LOC; JPMorgan Chase Bank)	0.01	3/1/16	3,670,000	[a]	3,670,000
New Jersey Health Care Facilities Financing Authority, Revenue (Virtua Health Issue) (LOC; TD Bank)	0.01	3/7/16	1,900,000	[a]	1,900,000
New Jersey Housing and Mortgage Finance Agency, SFHR	4.00	4/1/16	145,000		145,386
New Jersey Housing and Mortgage Finance Agency, SFHR (Liquidity Facility; TD Bank)	0.01	3/7/16	7,035,000	[a]	7,035,000
		66,324,483
New York - 4.3%
Albany Industrial Development Agency, Civic Facility Revenue (Renaissance Corporation of Albany Project) (LOC; M&T Trust)	0.06	3/7/16	2,580,000	[a]	2,580,000
Dutchess County Industrial Development Agency, Civic Facility Revenue (Brookview, Inc. Project) (LOC; M&T Trust)	0.06	3/7/16	7,620,000	[a]	7,620,000
Metropolitan Transportation Authority, Dedicated Tax Fund, BAN	0.75	6/1/16	15,000,000		15,019,546
New York City Capital Resource Corporation, Recovery Zone Facility Revenue (WytheHotel Project) (LOC; M&T Trust)	0.04	3/7/16	3,700,000	[a]	3,700,000
New York State Housing Finance Agency, Housing Revenue (25 Washington Street) (LOC; M&T Trust)	0.02	3/7/16	6,900,000	[a]	6,900,000
Onondaga County Industrial Development Agency, Civic Facility Revenue (Syracuse Research Corporation Facility) (LOC; M&T Trust)	0.06	3/7/16	2,670,000	[a]	2,670,000
		38,489,546
Ohio - 3.6%
Hamilton County, Hospital Facilities Revenue (Beechwood Home Project) (LOC; PNC Bank NA)	0.04	3/7/16	2,680,000	[a]	2,680,000
Ohio Higher Educational Facility Commission, Revenue, CP (Cleveland Clinic Health System)	0.08	5/24/16	30,000,000		30,000,000
		32,680,000
Pennsylvania - 2.8%
Jackson Township Industrial Development Authority, Revenue (StoneRidge Retirement Living Project) (LOC; PNC Bank NA)	0.02	3/7/16	4,350,000	[a]	4,350,000
Pennsylvania Higher Educational Facilities Authority, Revenue (Association of Independent Colleges and Universities of Pennsylvania Financing Program - Moore College of Art and Design Project) (LOC; PNC Bank NA)	0.03	3/7/16	950,000	[a]	950,000
University of Pittsburgh of the Commonwealth System of Higher Education, CP	0.06	3/1/16	20,000,000		20,000,000
		25,300,000
South Carolina - 1.5%
North Charleston, Tax Increment Bonds (Charleston Naval Complex Redevelopment Plan Project) (Liquidity Facility; Bank of America)	0.05	3/7/16	5,345,000	[a]	5,345,000
South Carolina Jobs-Economic Development Authority, EDR (Lexington-Richland Alcohol and Drug Abuse Council, Inc. Project) (LOC; Branch Banking and Trust Co.)	0.04	3/7/16	4,020,000	[a]	4,020,000
South Carolina Jobs-Economic Development Authority, EDR (YMCA of Coastal Carolina Project) (LOC; Wells Fargo Bank)	0.12	3/7/16	2,950,000	[a]	2,950,000

12

BNY Mellon National Municipal Money Market Fund (continued)
Short-Term Investments - 102.0% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
South Carolina - 1.5% (continued)
South Carolina Jobs-Economic Development Authority, Student Housing Revenue (South Carolina State University Housing LLC Project) (LOC; Bank of America)	0.07	3/7/16	1,030,000	[a]	1,030,000
		13,345,000
Tennessee - 1.3%
Tennessee, CP (Liquidity Facility; Tennessee Consolidated Retirement System)	0.07	5/5/16	12,000,000		12,000,000
Texas - 20.0%
Atascosa County Industrial Development Corporation, PCR, Refunding (San Miguel Electric Cooperative, Inc. Project) (LOC; National Rural Utilities Cooperative Finance Corporation)	0.04	3/7/16	41,200,000	[a]	41,200,000
Austin Independent School District, CP (Liquidity Facility; Mizuho Bank, Ltd.)	0.08	3/7/16	15,000,000		15,000,000
Austin Independent School District, CP (Liquidity Facility; Mizuho Bank, Ltd.)	0.05	4/5/16	10,000,000		10,000,000
Dallas, CP (Liquidity Facility; State Street Bank and Trust Co.)	0.04	3/3/16	10,205,000		10,205,000
Dallas, CP (Liquidity Facility; State Street Bank and Trust Co.)	0.08	5/18/16	13,000,000		13,000,000
Harris County Cultural Education Facilities Finance Corporation, Revenue, CP (The Methodist Hospital System)	0.08	3/17/16	30,000,000		30,000,000
Harris County Cultural Education Facilities Finance Corporation, Revenue, CP (The Methodist Hospital System)	0.07	5/4/16	3,000,000		3,000,000
Harris County Cultural Education Facilities Finance Corporation, Revenue, CP (The Methodist Hospital System)	0.07	5/4/16	7,000,000		7,000,000
Harris County Metropolitan Transportation Authority, CP (Liquidity Facility; JPMorgan Chase Bank)	0.09	4/6/16	9,400,000		9,400,000
San Antonio, Water and Sewer Revenue, CP (LOC; Bank of Tokyo-Mitsubishi UFJ, Ltd.)	0.07	5/3/16	18,850,000		18,850,000
Texas A&M University System Board of Regents, CP	0.06	5/5/16	5,000,000		5,000,000
University of Houston, University Revenue, CP	0.07	5/17/16	4,000,000		4,000,000
University of Texas, University Revenue, CP	0.08	5/18/16	14,000,000		14,000,000
		180,655,000
Utah - 2.3%
Intermountain Power Agency, Power Supply Revenue, CP (Liquidity Facility; Bank of America)	0.08	4/6/16	16,140,000		16,140,000
Ogden City Redevelopment Agency, Tax Increment Revenue (LOC; Wells Fargo Bank)	0.12	3/7/16	1,850,000	[a]	1,850,000
Utah Housing Corporation, MFHR (Timbergate Apartments Project) (LOC; FHLMC)	0.06	3/7/16	3,125,000	[a]	3,125,000
		21,115,000
Vermont - .1%
Vermont Educational and Health Buildings Financing Agency, Revenue (Capital Asset Financing Program) (LOC; Wells Fargo Bank)	0.06	3/7/16	1,000,000	[a]	1,000,000
Virginia - 1.4%
Loudoun County Industrial Development Authority, IDR (Jack Kent Cooke Foundation Project) (LOC; Northern Trust Company)	0.04	3/7/16	12,500,000	[a]	12,500,000
Washington - 5.1%
Squaxin Island Tribe, Tribal Infrastructure Revenue (LOC; Bank of America)	0.10	3/7/16	4,510,000	[a]	4,510,000
Washington Health Care Facilities Authority, Revenue (Providence Health and Services) (Liquidity Facility; U.S. Bank NA)	0.04	3/7/16	6,550,000	[a]	6,550,000
Washington Health Care Facilities Authority, Revenue (Providence Health and Services) (Liquidity Facility; U.S. Bank NA)	0.04	3/7/16	22,900,000	[a]	22,900,000

13

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon National Municipal Money Market Fund (continued)
Short-Term Investments - 102.0% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Washington - 5.1% (continued)
Washington Housing Finance Commission, MFHR, Refunding (Lake City Senior Apartments Project) (Liquidity Facility; FHLMC and LOC; FHLMC)	0.02	3/7/16	8,250,000	[a]	8,250,000
Washington Housing Finance Commission, Nonprofit Revenue (District Council Number Five Apprenticeship and Training Trust Fund Project) (LOC; Wells Fargo Bank)	0.12	3/7/16	4,200,000	[a]	4,200,000
		46,410,000
Wisconsin - 2.7%
Byron, IDR, Refunding (Ocean Spray Cranberries, Inc. Project) (LOC; Bank of America)	0.12	3/7/16	3,250,000	[a]	3,250,000
Wisconsin Health and Educational Facilities Authority, Revenue (Goodwill Industries of North Central Wisconsin, Inc.) (LOC; Wells Fargo Bank)	0.12	3/7/16	6,110,000	[a]	6,110,000
Wisconsin Health and Educational Facilities Authority, Revenue, CP (Aurora Health Care, Inc.) (LOC; JPMorgan Chase Bank)	0.15	4/5/16	15,000,000		15,000,000
		24,360,000
Total Investments (cost $922,187,529)			102.0%	922,188,585
Liabilities, Less Cash and Receivables			(2.0%)	(18,286,612)
Net Assets			100.0%	903,901,973

a Variable rate demand note—rate shown is the interest rate in effect at February 29, 2016. Maturity date represents the next demand date, or the ultimate maturity date if earlier.

b Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 29, 2016, these securities amounted to $10,035,000 or 1.11% of net assets.

Portfolio Summary (Unaudited) †	Value (%)
Health Care	20.2
Education	17.0
Utility-Water and Sewer	10.6
Utility-Electric	9.8
State/Territory	6.7
Housing	5.7
Industrial	5.7
Transportation Services	4.6
Special Tax	3.7
Lease	3.1
Pollution Control	1.2
City	.9
County	.5
Other	12.3
102.0

† Based on net assets.

See notes to financial statements.

14

Summary of Abbreviations

ABAG	Association of Bay Area Governments	ACA	American Capital Access
AGC	ACE Guaranty Corporation	AGIC	Asset Guaranty Insurance Company
AMBAC	American Municipal Bond Assurance Corporation	ARRN	Adjustable Rate Receipt Notes
BAN	Bond Anticipation Notes	BPA	Bond Purchase Agreement
CIFG	CDC Ixis Financial Guaranty	COP	Certificate of Participation
CP	Commercial Paper	DRIVERS	Derivative Inverse Tax-Exempt Receipts
EDR	Economic Development Revenue	EIR	Environmental Improvement Revenue
FGIC	Financial Guaranty Insurance Company	FHA	Federal Housing Administration
FHLB	Federal Home Loan Bank	FHLMC	Federal Home Loan Mortgage Corporation
FNMA	Federal National Mortgage Association	GAN	Grant Anticipation Notes
GIC	Guaranteed Investment Contract	GNMA	Government National Mortgage Association
GO	General Obligation	HR	Hospital Revenue
IDB	Industrial Development Board	IDC	Industrial Development Corporation
IDR	Industrial Development Revenue	LIFERS	Long Inverse Floating Exempt Receipts
LOC	Letter of Credit	LOR	Limited Obligation Revenue
LR	Lease Revenue	MERLOTS	Municipal Exempt Receipts Liquidity Option Tender
MFHR	Multi-Family Housing Revenue	MFMR	Multi-Family Mortgage Revenue
PCR	Pollution Control Revenue	PILOT	Payment in Lieu of Taxes
P-FLOATS	Puttable Floating Option Tax-Exempt Receipts	PUTTERS	Puttable Tax-Exempt Receipts
RAC	Revenue Anticipation Certificates	RAN	Revenue Anticipation Notes
RAW	Revenue Anticipation Warrants	RIB	Residual Interest Bonds
ROCS	Reset Options Certificates	RRR	Resources Recovery Revenue
SAAN	State Aid Anticipation Notes	SBPA	Standby Bond Purchase Agreement
SFHR	Single Family Housing Revenue	SFMR	Single Family Mortgage Revenue
SONYMA	State of New York Mortgage Agency	SPEARS	Short Puttable Exempt Adjustable Receipts
SWDR	Solid Waste Disposal Revenue	TAN	Tax Anticipation Notes
TAW	Tax Anticipation Warrants	TRAN	Tax and Revenue Anticipation Notes
XLCA	XL Capital Assurance

See notes to financial statements.

15

STATEMENT OF ASSETS AND LIABILITIES

February 29, 2016 (Unaudited)

	BNY Mellon Money Market Fund		BNY Mellon National Municipal Money Market Fund
Assets ($):
Investments at value—Note 1(a,b)†	353,017,692	[a]	922,188,585
Cash	363,869		490,269
Interest receivable	466,917		198,822
Receivable for investment securities sold	-		10,000,016
Prepaid expenses	23,008		26,617
	353,871,486		932,904,309
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 2(b)	86,843		59,231
Due to Administrator—Note 2(a)	35,026		4,215
Payable for investment securities purchased	-		28,885,027
Accrued expenses	26,267		53,863
	148,136		29,002,336
Net Assets ($)	353,723,350		903,901,973
Composition of Net Assets ($):
Paid-in capital	353,723,112		904,983,099
Accumulated net realized gain (loss) on investments	238		(1,082,182)
Accumulated net unrealized appreciation (depreciation) on investments	-		1,056
Net Assets ($)	353,723,350		903,901,973
Net Asset Value Per Share
Class M
Net Assets ($)	344,231,890		900,307,937
Shares Outstanding	344,234,422		901,385,776
Net Asset Value Per Share ($)	1.00		1.00
Investor Shares
Net Assets ($)	9,491,460		3,594,036
Shares Outstanding	9,491,484		3,598,238
Net Asset Value Per Share ($)	1.00		1.00
† Investments at cost ($)	353,017,692		922,187,529

a Amount includes repurchase agreements of $12,000,000 for BNY Mellon Money Market Fund. See Note 1(b).

See notes to financial statements.

16

STATEMENT OF OPERATIONS

Six Months Ended February 29, 2016 (Unaudited)

	BNY Mellon Money Market Fund	BNY Mellon National Municipal Money Market Fund
Investment Income ($):
Interest Income	544,322	222,039
Expenses:
Investment advisory fee—Note 2(a)	265,348	640,269
Administration fee—Note 2(a)	221,837	535,325
Custodian fees—Note 2(b)	33,119	41,170
Professional fees	15,120	21,006
Shareholder servicing costs—Note 2(b)	14,969	5,269
Registration fees	14,118	14,118
Trustees’ fees and expenses—Note 2(c)	10,930	25,124
Prospectus and shareholders’ reports	6,013	5,192
Miscellaneous	11,848	20,801
Total Expenses	593,302	1,308,274
Less—reduction in expenses due to undertakings—Note 2(a)	(98,302)	(640,270)
Less—reduction in administration fees due to undertakings—Note 2(a)	(8,111)	(464,691)
Less—reduction in fees due to earnings credits—Note 2(b)	(1,178)	(1)
Net Expenses	485,711	203,312
Investment Income—Net	58,611	18,727
Realized and Unrealized Gain (Loss) on Investments—Note 1(b) ($):
Net realized gain (loss) on investments	-	126,474
Net unrealized appreciation (depreciation) on investments	-	(565)
Net Realized and Unrealized Gain (Loss) on Investments	-	125,909
Net Increase in Net Assets Resulting from Operations	58,611	144,636

See notes to financial statements.

17

STATEMENT OF CHANGES IN NET ASSETS

	BNY Mellon Money Market Fund		BNY Mellon National Municipal Money Market Fund
	Six Months Ended February 29, 2016	Year Ended	Six Months Ended February 29, 2016	Year Ended
	(Unaudited)	August 31, 2015	(Unaudited)	August 31, 2015
Operations ($):
Investment income—net	58,611	302	18,727	335
Net realized gain (loss) on investments	-	238	126,474	94,639
Net unrealized appreciation (depreciation) on investments	-	-	(565)	988
Net Increase (Decrease) in Net Assets Resulting from Operations	58,611	540	144,636	95,962
Dividends to Shareholders from ($):
Investment income—net:
Class M	(58,375)	(3,522)	(18,654)	(333)
Investor Shares	(236)	(80)	(73)	(2)
Total Dividends	(58,611)	(3,602)	(18,727)	(335)
Beneficial Interest Transactions ($1.00 per share):
Net proceeds from shares sold:
Class M	347,009,009	537,567,200	796,502,995	1,996,617,457
Investor Shares	9,183,203	16,638,703	852,648	10,921,129
Dividends reinvested:
Class M	1	-	-	-
Investor Shares	236	80	73	2
Cost of shares redeemed:
Class M	(331,890,726)	(590,314,609)	(677,291,869)	(2,066,980,336)
Investor Shares	(7,726,738)	(16,659,704)	(4,052,779)	(6,774,459)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	16,574,985	(52,768,330)	116,011,068	(66,216,207)
Total Increase (Decrease) In Net Assets	16,574,985	(52,771,392)	116,136,977	(66,120,580)
Net Assets ($):
Beginning of Period	337,148,365	389,919,757	787,764,996	853,885,576
End of Period	353,723,350	337,148,365	903,901,973	787,764,996

See notes to financial statements.

18

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class of each fund for the fiscal periods indicated. All information reflects financial results for a single fund share. Total return shows how much your investment in each fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the funds’ financial statements.

			Class M Shares
			Year Ended August 31,
BNY Mellon Money Market Fund	Six Months Ended February 29, 2016 (Unaudited)		2015		2014		2013		2012		2011
Per Share Data ($):
Net asset value, beginning of period	1.00		1.00		1.00		1.00		1.00		1.00
Investment Operations:
Investment income—net [a]	.000		.000		.000		.000		.000		.000
Distributions:
Dividends from investment income—net [a]	(.000)		(.000)		(.000)		(.000)		(.000)		(.000)
Net asset value, end of period	1.00		1.00		1.00		1.00		1.00		1.00
Total Return (%)	.02	[b]	.00	[c]	.00	[c]	.00	[c]	.00	[c]	.02
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.33	[d]	.32		.32		.31		.30		.30
Ratio of net expenses to average net assets	.27	[d]	.19		.14		.20		.21		.26
Ratio of net investment income to average net assets	.03	[d]	.00	[c]	.00	[c]	.00	[c]	.00	[c]	.02
Net Assets, end of period ($ x 1,000)	344,232		329,114		381,864		387,463		857,600		1,006.111

a  Amount represents less than $.001 per share.

b  Not annualized.

c  Amount represents less than .01%.

d  Annualized.

See notes to financial statements

19

FINANCIAL HIGHLIGHTS (continued)

			Investor Shares
			Year Ended August 31,
BNY Mellon Money Market Fund	Six Months Ended February 29, 2016 (Unaudited)		2015	2014	2013	2012	2011
Per Share Data ($):
Net asset value, beginning of period	1.00		1.00	1.00	1.00	1.00	1.00
Investment Operations:
Investment income—net [a]	.000		.000	.000	.000	.000	.000
Distributions:
Dividends from investment income—net [a]	(.000)		(.000)	(.000)	(.000)	(.000)	(.000)
Net asset value, end of period	1.00		1.00	1.00	1.00	1.00	1.00
Total Return (%)[b]	.00	[c]	.00	.00	.00	.00	.00
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.58	[d]	.57	.57	.56	.58	.55
Ratio of net expenses to average net assets	.29	[d]	.19	.14	.19	.22	.26
Ratio of net investment income to average net assets [b]	.00	[d]	.00	.00	.00	.00	.00
Net Assets, end of period ($ x 1,000)	9,491		8,035	8,056	4,640	10,340	1,522

a  Amount represents less than $.001 per share.

b  Amount represents less than .01%.

c  Not annualized.

d  Annualized.

See notes to financial statements

20

			Class M Shares
			Year Ended August 31,
BNY Mellon National Municipal Money Market Fund	Six Months Ended February 29, 2016 (Unaudited)		2015		2014		2013		2012		2011
Per Share Data ($):
Net asset value, beginning of period	1.00		1.00		1.00		1.00		1.00		1.00
Investment Operations:
Investment income—net [a]	.000		.000		.000		.000		.000		.000
Distributions:
Dividends from investment income—net [a]	(.000)		(.000)		(.000)		(.000)		(.000)		(.000)
Net asset value, end of period	1.00		1.00		1.00		1.00		1.00		1.00
Total Return (%)	.00	[b,c]	.00	[b]	.00	[b]	.00	[b]	.00	[b]	.03
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.31	[d]	.30		.30		.30		.30		.29
Ratio of net expenses to average net assets	.05	[d]	.08		.13		.23		.22		.26
Ratio of net investment income to average net assets	.00	[b,d]	.00	[b]	.00	[b]	.00	[b]	.00	[b]	.03
Net Assets, end of period ($ x 1,000)	900,308		780,977		851,238		1,009,973		1,316,666		1,352,760

a  Amount represents less than $.001 per share.

b  Amount represents less than .01%.

c  Not annualized.

d  Annualized.

See notes to financial statements

.

21

FINANCIAL HIGHLIGHTS (continued)

			Investor Shares
			Year Ended August 31,
BNY Mellon National Municipal Money Market Fund	Six Months Ended February 29, 2016 (Unaudited)		2015	2014	2013	2012	2011
Per Share Data ($):
Net asset value, beginning of period	1.00		1.00	1.00	1.00	1.00	1.00
Investment Operations:
Investment income—net [a]	.000		.000	.000	.000	.000	.000
Distributions:
Dividends from investment income—net [a]	(.000)		(.000)	(.000)	(.000)	(.000)	(.000)
Net asset value, end of period	1.00		1.00	1.00	1.00	1.00	1.00
Total Return (%)[b]	.00	[c]	.00	.00	.00	.00	.00
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.55	[d]	.56	.55	.57	.56	.54
Ratio of net expenses to average net assets	.04	[d]	.09	.13	.24	.23	.29
Ratio of net investment income to average net assets [b]	.00	[d]	.00	.00	.00	.00	.00
Net Assets, end of period ($ x 1,000)	3,594		6,788	2,648	2,865	1,022	272

a  Amount represents less than $.001 per share.

b  Amount represents less than .01%.

c  Not annualized.

d  Annualized.

See notes to financial statements

22

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

BNY Mellon Funds Trust (the “Trust”) was organized as a Massachusetts business trust that is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently consisting of twenty-five series, including the following diversified funds: BNY Mellon Money Market Fund and BNY Mellon National Municipal Money Market Fund (each, a “fund” and collectively, the “funds”). The objectives of the funds are as follows: BNY Mellon Money Market Fund’s investment objective is to seek as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. BNY Mellon National Municipal Money Market Fund’s investment objective is to provide investors with as high a level of current income exempt from federal income tax as is consistent with the preservation of capital and the maintenance of liquidity.

BNY Mellon Fund Advisers, a division of The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as each fund’s investment adviser (the “Investment Adviser”). The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, serves as administrator for the funds pursuant to an Administration Agreement with the Trust (the “Administration Agreement”). The Bank of New York Mellon has entered into a Sub-Administration Agreement with Dreyfus pursuant to which The Bank of New York Mellon pays Dreyfus for performing certain administrative services. MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of each fund’s shares, which are sold without a sales charge.

At a meeting held on December 8, 2015, the Trust’s Board of Trustees (the “Board”) approved a proposal to change BNY Mellon Money Market Fund’s investment strategy so that the fund will comply with the new definition of “government money market fund” established by the Securities and Exchange Commission, subject to approval by the fund’s shareholders of the removal of a fundamental investment restriction that requires the fund, under normal market conditions, to invest at least 25% of its assets in obligations issued by banks (the “Proposal”). At the meeting, the Board also approved, changing the fund’s name to “BNY Mellon Government Money Market Fund,” subject to shareholder approval of the Proposal. Shareholders of the fund approved the Proposal at a meeting held on April 11, 2016. Each change is expected to be effective on or about May 1, 2016.

Each fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class M and Investor. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

It is each fund’s policy to maintain a continuous net asset value per share of $1.00; the funds have adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the funds will be able to maintain a stable net asset value per share of $1.00.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at amortized cost in accordance with Rule 2a-7 under the Act. If amortized cost is determined not to approximate market value, the fair value of the portfolio securities will be determined by procedures established by and under the general supervision of the Board.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1

23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of each fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the funds’ own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected within Level 2 of the fair value hierarchy.

At February 29, 2016, all of the securities in each fund were considered Level 2 of the fair value hierarchy.

At February 29, 2016, there were no transfers between levels of the fair value hierarchy.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and is recognized on the accrual basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Cost of investments represents amortized cost.

BNY Mellon Money Market Fund may enter into repurchase agreements with financial institutions, deemed to be creditworthy by Dreyfus, subject to the seller’s agreement to repurchase and the fund agreement to resell such securities at a mutually agreed upon price. Pursuant to the terms of the repurchase agreement, such securities must have an aggregate market value greater than or equal to the terms of the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the fund maintains its right to sell the underlying securities at market value and may claim any resulting loss against the seller. The fund may also jointly enter into one or more repurchase agreements with other Dreyfus-managed funds in accordance with an exemptive order granted by the SEC pursuant to section 17(d) and Rule 17d-1 under the Act. Any joint repurchase agreements must be collateralized fully by U.S. Government securities.

(c) Dividends to shareholders: It is the policy of each fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but each fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of each fund not to distribute such gains.

(d) Federal income taxes: It is the policy of BNY Mellon Money Market Fund to continue to qualify as a regulated investment company if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

It is the policy of BNY Mellon National Municipal Money Market Fund to continue to qualify as a regulated investment company, which can distribute tax-exempt dividends, by complying with the applicable provisions of the Code and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

For federal income tax purposes, each fund is treated as a separate entity for the purpose of determining such qualification.

As of and during the period ended February 29, 2016, the funds did not have any liabilities for any uncertain tax positions. Each fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statements of Operations. During the period ended February 29, 2016, the funds did not incur any interest or penalties.

24

Each tax year in the three-year period ended August 31, 2015 remains subject to examination by the Internal Revenue Service and state taxing authorities.

Under the Regulated Investment Company Modernization Act of 2010 (the “2010 Act”), each fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. Furthermore, post-enactment capital loss carryovers retain their character as either short-term or long-term capital losses rather than short-term as they were under previous statute. The 2010 Act requires post-enactment losses to be utilized before the utilization of losses incurred in taxable years prior to the effective date of the 2010 Act (“pre-enactment losses”). As a result of this ordering rule, pre-enactment losses may be more likely to expire unused.

BNY Mellon National Municipal Money Market Fund has an unused capital loss carryover of $1,208,656 available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to August 31, 2015. If not applied, the carryover expires in fiscal year 2017.

The tax character of distributions paid to shareholders for each fund during the fiscal year ended August 31, 2015 was all ordinary income for BNY Mellon Money Market Fund and all tax-exempt income for BNY Mellon National Municipal Money Market Fund. The tax character of current year distributions will be determined at the end of the current fiscal year.

At February 29, 2016, the cost of investments for federal income tax purposes for each fund was substantially the same as the cost for financial reporting purposes (see the Statements of Investments).

NOTE 2—Investment Advisory Fee, Administration Fee and Other Transactions with Affiliates:

(a) Fees payable by the funds pursuant to the provisions of an investment advisory agreement with the Investment Adviser are payable monthly, computed on the average daily value of each fund’s net assets at the following annual rates: .15% of BNY Mellon Money Market Fund and .15% of BNY Mellon National Municipal Money Market Fund.

Pursuant to the Administration Agreement, The Bank of New York Mellon provides or arranges for fund accounting, transfer agency and other fund administration services and receives a fee based on the total net assets of the Trust based on the following rates:

0 up to $6 billion      .15%

$6 billion up to $12 billion   .12%

In excess of $12 billion    .10%

The Investment Adviser has undertaken to waive receipt of the management/administration fee and/or reimburse operating expenses in order to facilitate a daily yield at or above a certain level which may change from time to time. This undertaking is voluntary and not contractual, and may be terminated at any time. Table 1 summarizes the reduction in expenses for each fund, pursuant to these undertakings, during the period ended February 29, 2016.

Table 1 —Expense Reductions

BNY Mellon Money Market Fund
Expense waiver	$98,302
Administration fee waiver	8,111
BNY Mellon National Municipal Money Market Fund
Expense waiver	640,270
Administration fee waiver	464,691

(b) Each fund has adopted a Shareholder Services Plan with respect to their Investor shares. Each fund pays the Distributor for the provision of certain services to holders of Investor shares a fee at an annual rate of .25% of the value of the average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding a fund and providing reports and other information, and services related to the maintenance of such shareholder accounts. The Shareholder Services Plan allows the Distributor to make payments from the shareholder services fees it collects from each fund to compensate service agents (certain banks, securities brokers or dealers and other financial institutions) with respect to these services. Table 2 summarizes the amounts Investor shares were charged during the period ended February 29, 2016, pursuant to the Shareholder Services Plan. Additional fees included in Shareholder servicing costs in the Statements of Operations primarily include fees paid for cash management charges.

Table 2 —Shareholder Services Plan Fees

BNY Mellon Money Market Fund	$14,960
BNY Mellon National Municipal Money Market Fund	5,264

The funds have arrangements with the transfer agent and the custodian whereby the funds may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial

25

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

reporting purposes, the funds include net earnings credits as expense offsets in the Statements of Operations.

Each fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the funds. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. The Bank of New York Mellon pays each fund’s transfer agent fees out of the administration fee it receives from the Trust. Table 3 summarizes the amount each fund was charged during the period ended February 29, 2016 for cash management services, which is included in Shareholder servicing costs in the Statements of Operations. Cash management fees were partially offset by earnings credits, also summarized in Table 3.

Each fund compensates The Bank of New York Mellon, under a custody agreement for providing custodial services for each fund. These fees are determined based on net assets, geographic region and transaction activity. Table 4 summarizes the amount each fund was charged during the period ended February 29, 2016 pursuant to the custody agreement. These fees were partially offset by earnings credits for each relevant fund, also summarized in Table 4.

Table 3—Cash Management Agreement Fees
	Dreyfus Transfer, Inc. Cash Management Fees ($)	Dreyfus Transfer, Inc. Earnings Credits ($)
BNY Mellon Money Market Fund	6	(1)
BNY Mellon National Municipal Money Market Fund	4	(1)

Table 4—Custody Agreement Fees
	Custody Fees ($)	Earnings Credits ($)
BNY Mellon Money Market Fund	33,119	(1,177)
BNY Mellon National Municipal Money Market Fund	41,170	-

Each fund compensates The Bank of New York Mellon under a shareholder redemptions draft processing agreement for providing certain services related to the funds’ check writing privilege. Table 5 summarizes the amount each fund was charged during the period ended February 29, 2016 for cash management services, which is included in Shareholder servicing costs in the Statements of Operations.

Table 5 —The Bank of New York Mellon Cash Management Fees

BNY Mellon Money Market Fund	$2
BNY Mellon National Municipal Money Market Fund	1

During the period ended February 29, 2016, each fund was charged $5,294 for services performed by the Chief Compliance Officer and his staff.

Table 6 summarizes the components of “Due to The Dreyfus Corporation and affiliates” in the Statements of Assets and Liabilities for each fund.

(c) Each Board member also serves as a Board member of other funds within the Trust. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

Table 6—Due to The Dreyfus Corporation and Affiliates
	Investment Advisory Fees ($)	Shareholder Services Plan Fees ($)	Custodian Fees ($)	Chief Compliance Officer Fees ($)	Less Expense Reimbursement ($)
BNY Mellon Money Market Fund	41,076	1,885	40,502	4,412	(1,032)
BNY Mellon National Municipal Money Market Fund	108,837	708	54,111	4,412	(108,837)

26

NOTE 3—Securities Transactions:

BNY Mellon National Municipal Money Market Fund is permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the fund from or to another fund or portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment adviser), common Trustees and/or common officers, complies with Rule 17a-7 under the Act. During the period ended February 29, 2016, the fund engaged in purchases and sales of securities pursuant to Rule 17a-7 under the Act amounting to $782,235,000 and $670,560,000 respectively.

NOTE 4—Regulatory Developments:

On July 23, 2014, the SEC adopted amendments to the rules that govern the operations of money market mutual funds. The degree to which a fund will be impacted by the amendments will depend upon the type of fund and the type of investors (retail or institutional). The amendments have staggered compliance dates, but funds must be in compliance with all amendments by October 14, 2016. At this time, management continues to evaluate the implications of the amendments and their impact to the relevant fund’s operations, financial statements and accompanying notes.

27

For More Information

The BNY Mellon Funds

c/o The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Investment Adviser

BNY Mellon Fund Advisers, a division of
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Administrator

The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

Sub-Administrator

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols:
BNY Mellon Money Market Fund	Class M: MLMXX	Investor: MLOXX
BNY Mellon National Municipal Money Market Fund	Class M: MOMXX	Investor: MNTXX

Telephone Wealth Management (WM) Clients, please contact your Account Officer or call 1-888-281-7350. Brokerage Clients of BNY Mellon Wealth Advisors (BNYWA), please contact your financial representative or call 1-800-830-0549, Option 2. Individual Account holders, please call Dreyfus at 1-800-DREYFUS.

Mail WM clients, write to your Account Officer, c/o The Bank of New York Mellon, One Mellon Bank Center, Pittsburgh, PA 15258

BNYMWA Brokerage Clients, write to your financial representative, P.O. Box 9012, Hicksville, NY 11802-9012

Individual Account Holders, write to: BNY Mellon Funds, P.O. Box 9879, Providence, RI 02940-8079

Each fund will disclose daily, on www.dreyfus.com, the fund’s complete schedule of holdings as of the end of the previous business day. The schedule of holdings will remain on the website until the fund files its Form N-Q or Form N-CSR for the period that includes the date of the posted holdings.

Each fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-DREYFUS.

© 2016 MBSC Securities Corporation	MFTSA0216-MM

Item 2.       Code of Ethics.

                  Not applicable.

Item 3.       Audit Committee Financial Expert.

                  Not applicable.

Item 4.       Principal Accountant Fees and Services.

                  Not applicable.

Item 5.       Audit Committee of Listed Registrants.

                  Not applicable.

Item 6.       Investments.

(a)              Not applicable.

Item 7.       Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                  Not applicable.

Item 8.       Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.       Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                  Not applicable.

Item 10.     Submission of Matters to a Vote of Security Holders.

                  There have been no material changes to the procedures applicable to Item 10.

Item 11.     Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.     Exhibits.

(a)(1)   Not applicable.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BNY Mellon Funds Trust

By:       /s/ Patrick T. Crowe

            Patrick T. Crowe,

            President

Date:    April 25, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:       /s/ Patrick T. Crowe

            Patrick T. Crowe,

            President

Date:  April 25, 2016

By:       /s/ James Windels

            James Windels,

            Treasurer

Date:  April 25, 2016

EXHIBIT INDEX

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)